UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2011

Date of reporting period: September 30, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2011

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 16, 2011

Market Review

On the following pages, you will find the 2011 Annual Report for 12 of the 18 Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Portfolios”). The Annual Report covers the 12-month period ended September 30, 2011 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolios’ holdings as of the period end.

With economic uncertainty high and confidence in policymakers around the world low, capital markets were volatile during the 12-month period ended September 30, 2011. Investors fled to safer sectors, regions and assets amid growing fears that the European debt crisis and renewed economic weakness could push the global economy into recession. In the broad-based market rout, cyclical sectors were hit hardest while defensive sectors held up better. Equities in Europe suffered more than other regions. Meanwhile, in the flight to safety, many major fixed income indices, including municipals, posted positive absolute returns for the annual period.

Despite the conflicting economic forces, the global economy is still growing. Companies are more profitable, and U.S. banks and consumers have repaired their balance sheets compared to the 2008-2009 period. In most developed economies, interest rates are at historic lows. Deferred capital spending has created pent-up demand. It is especially important today to differentiate between short-term risks and long-term investment opportunities.

While near-term risks remain, we continue to see opportunity across the investing markets. Our commitment to the Portfolios remains firm, and we are using our research to continuously evaluate our holdings and make adjustments when needed. Should you have any questions about your investments in the Portfolios, please contact your Financial Advisor or visit www.bernstein.com.

As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

Bernstein International Portfolio

Bernstein Tax-Managed International Portfolio

Investment Objective and Strategy

Bernstein International Portfolio and the Bernstein Tax-Managed International Portfolio (collectively, the “International Portfolios”) seek to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index, plus Canada. Effective on or about January 31, 2012, the International Portfolios’ investment objective will change to seeking to provide long-term capital growth. This change is intended to give the International Portfolios flexibility in implementing their investment strategies and greater ability to pursue long-term growth opportunities. The International Portfolios intend to use this flexibility to invest a greater portion of their assets in emerging market securities.

The International Portfolios invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index. AllianceBernstein L.P. (the “Adviser”) diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. The Bernstein International Portfolio is managed without regard to tax considerations. The Bernstein Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

Under normal circumstances, the International Portfolios will invest in companies in at least three countries (and normally substantially more) other than the United States. The International Portfolios also diversify their investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the value of the International Portfolios will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the International Portfolios as necessary to maintain this targeted allocation. Depending on market conditions,

2011 Annual Report	1

however, the actual weightings of securities from each investment discipline in the International Portfolios may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The International Portfolios may invest in companies of any size. The International Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may also make investments in less developed or emerging equity markets (and may do so to a greater extent once their investment objectives change, as noted above).

Investment Results

The Portfolios underperformed their benchmark, the MSCI EAFE Index and the Lipper International Large-Cap Core Average, for the six- and 12-month periods ended September 30, 2011, due primarily to unfavorable stock selection in the financial services, energy and technology sectors. Sector selection also detracted modestly due to underweighting the more defensive sectors of healthcare, consumer staples and telecommunications, which held up better than more cyclical sectors of the market. Positive contributors to performance in both periods included favorable stock selection in the industrial, telecommunications and consumer staples and consumer discretionary sectors. The Portfolios utilized derivatives including futures for hedging purposes and foreign-currency exchange contracts for hedging purposes. For both Portfolios, futures detracted from performance during both periods. For both Portfolios, currencies detracted from performance during both periods.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

Bernstein Emerging Markets Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of companies in emerging market countries. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. The Adviser diversifies the investment portfolio between growth and value equity investment styles. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs. The Portfolio may invest in companies of any size.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs.

Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging market countries, factors will be considered such as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser will also consider the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The currency exposures of this Portfolio may be unhedged. This is because currency hedging in emerging

2	Sanford C. Bernstein Fund, Inc.

market countries is often either subject to legal and regulatory controls or prohibitively expensive. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Investment Results

The Portfolio underperformed its benchmark, the MSCI Emerging Markets (“EM”) Index and the Lipper Emerging Markets Average, for the six- and 12-month periods ended September 30, 2011. Stock selection within the consumer staples, consumer discretionary, materials and technology sectors was the largest detractor from performance. Sector selection also detracted modestly, due primarily to an underweight to stocks in the more defensive sectors of telecommunications and consumer staples, which held up better than more cyclical sectors of the market. Positive contributors to performance in both periods included favorable stock selection in the financial services, industrials and utilities sectors. The Portfolio did not utilize leverage or derivatives during either period.

Bernstein Short Duration New York Municipal Portfolio

Bernstein Short Duration California Municipal Portfolio

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes (and, in the case of the Short Duration California Municipal Portfolio, California state taxes and, in the case of the Short Duration New York Municipal Portfolio, New York state and local taxes). Under normal circumstances, the Portfolios will invest at least 80% of their net assets in municipal securities, (and in the case of the Short Duration California Municipal and Short Duration New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). For purposes of these policies, net assets include any borrowings for investment purposes.

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Portfolios may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Short Duration California Municipal Portfolio and Short Duration New York Municipal Portfolio each may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the opinion of the Adviser, these securities will enhance the after-tax return for California investors and New York investors, respectively. The Short Duration Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Short Duration Municipal Portfolios may use derivatives, such as options, futures, forwards and swaps. Each of the Short Duration Municipal Portfolios seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Investment Results

For the 12-month period ended September 30, 2011, the Short Duration Diversified Municipal Portfolio outperformed, while the Short Duration California Municipal and the Short Duration New York Municipal Portfolios underperformed, their benchmark, the Barclays 1-Year Municipal Bond Index. The average yield of short-term New York and California bonds was slightly less than that of a nationally diversified portfolio. This contributed to the underperformance of the Short Duration California Municipal and the Short Duration New York Municipal Portfolios in part because the yields on short-term California and New York bonds are generally lower than the yields on short-term municipal bonds from other states.

For the six-month period ended September 30, 2011, the Portfolios all outperformed their benchmark, primarily due to their maturity selection. With the difference between short- and long-term municipal bond yields near historic highs a year ago, the Portfolios’ management team invested a small portion in longer-term bonds, in the belief that the difference between short- and long-term yields would eventually shrink. The difference between short- and long-term yields did decline over both the six- and 12-month periods ended September 30, 2011, especially after the Federal Reserve announced that they would sell short-term Treasuries and purchase longer-term Treasuries in an effort to lower long-term interest rates.

2011 Annual Report	3

The Short Duration Diversified Municipal Portfolio performed in line with its peer group, as measured by the Lipper Short-Term Municipal Debt Fund Average, for both the six- and 12- month periods. The Short Duration New York and Short Duration California Municipal Portfolios underperformed their peer group for both the six- and 12-month periods. Maturity selection helped performance, although the peer group benefitted from having longer average maturities than the Short Duration Municipal Portfolios in a period when interest rates generally fell.

The Short Duration Municipal Portfolios did not utilize leverage or derivatives during the six- or 12-month periods.

Bernstein New York Municipal Portfolio

Bernstein California Municipal Portfolio

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the California Portfolio, California state taxes and, in the case of the Intermediate New York Portfolio, New York state and local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the California and New York Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment grade.

Each of the Portfolios may also invest up to 20% of its net assets in fixed income securities of U.S. issuers that are not municipal securities if, in the opinion of the Adviser, these securities will enhance the after-tax return for investors. The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions. The Portfolios may use derivatives, such as options, futures, forwards and swaps.

Investment Results

The Portfolios underperformed their benchmark, the Barclays Capital 5-Year General Obligation (GO) Municipal Bond Index, for the 12-month period ended September 30, 2011. For the six-month period, the Diversified Municipal Portfolio and New York Municipal Portfolio underperformed, while the California Municipal Portfolio outperformed. The Portfolios outperformed their peers, as measured by the Lipper Short & Intermediate Term Blended Municipal Debt Fund Average, for both the six- and 12-month periods.

Underperformance versus the benchmark for the 12-month period was largely due to maturity selection. The Portfolios have more exposure to short- and long-term bonds than the benchmark, which consists of bonds maturing in the four- to six-year range. A concentrated-maturity portfolio outperformed both laddered maturity (which is comprised of several bonds, each with a successively longer term to maturity) and barbelled-maturity (which involves selecting only bonds with short- and long-term maturities) structures over the 12-month period. While the Portfolios are less concentrated than the benchmark with respect to maturity construction, they have more short- and longer-term bonds than in the past, in response to the current very steep municipal yield curve. An overweight position in revenue bonds and an underweight position in pre-refunded bonds contributed positively to relative performance, but not enough to offset maturity selection. With respect to the Portfolios’ peer group, yield curve positioning (the maturity distribution of the Portfolio) contributed positively to performance as they owned more five- to 10-year bonds than their peers.

For the semi-annual period, yield curve positioning was the primary positive contributor followed by sector allocation relative to the benchmark and peer group. Security selection modestly detracted from relative performance.

The Diversified Municipal Portfolio held interest rate swap contracts for hedging purposes, during the 12-month period ended September 30, 2011.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in U.S. government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor’s Corporation (“Standard & Poor’s”) or Fitch Ratings, Inc. (“Fitch”) or Aa or

4	Sanford C. Bernstein Fund, Inc.

better by Moody’s Investors Services, Inc. (“Moody’s”) (or, if unrated, determined by the Adviser to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The Portfolio underperformed its benchmark, the Bank of America Merrill Lynch (“BofAML”) 1-3 Year Treasury Index, for both the six- and 12-month periods ended September 30, 2011, while it outperformed the Lipper Short-Term U.S. Government Debt Fund Average for the six-month period and underperformed for the 12-month period. Exposure to non-benchmark sectors, specifically government agencies, agency mortgage pass-through’s and commercial mortgage-backed securities (“CMBS”), detracted in the second half of the period as risk aversion increased. The Treasury-only benchmark outperformed spread sectors, as investors focused on both economic and public debt worries and preferred the safety of government securities.

Overall yield curve positioning was a significant positive contributor for both periods. Treasury futures were utilized during both periods for hedging purposes, in order to manage duration and yield curve positioning.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed income foreign securities in developed or emerging market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The Portfolio underperformed its benchmark, the BofAML 1–3 Year Treasury Index, for both the six- and 12-month periods ended September 30, 2011, yet outperformed the Lipper Short-Term Investment Grade Debt Fund Average for both periods. Exposure to non-benchmark sectors, specifically agency mortgage pass-through’s and CMBS, contributed positively in the first half of the period as investors were buoyed by the continuing global economic recovery. As risk aversion increased in the second half of the period, the Treasury-only benchmark outperformed spread sectors as investors preferred the safety of government securities. Exposure to agency mortgage pass-through’s, asset-backed securities, investment grade corporates and CMBS detracted.

During both periods, the Portfolio’s yield curve positioning was a minor detractor. The Portfolio utilized Treasury futures for hedging and non-hedging purposes, in order to manage duration and yield curve positioning, as well as foreign-currency exchange contracts in order to hedge unwanted currency exposure on non-U.S. dollar holdings.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total

2011 Annual Report	5

assets in fixed income, non-U.S. dollar-denominated foreign securities, and may invest without limit in fixed income, U.S. dollar-denominated foreign securities, in each case in developed or emerging market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed income securities rated below investment grade (BB or below) by national rating agencies. No more than 5% of the Portfolio’s total assets may be invested in fixed income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The Portfolio underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for both the six- and 12-month periods ended September 30, 2011, while it outperformed the Lipper Intermediate Investment Grade Debt Fund Average for both periods. For the 12-month period, the Portfolio’s sector allocation had no material impact on performance, as an underweight to Treasury and mortgage-backed securities and an overweight to investment-grade corporates detracted from relative performance, offset by an overweight to commercial mortgage backed securities and exposure to bank loans. Overall security selection within CMBS, high yield corporate and agency mortgage holdings detracted. As risk aversion increased during the six-month period, the Portfolio’s underweight to Treasuries and overweight to nongovernment sectors were significant detractors. Investment grade corporate and mortgage-backed security selection also detracted.

Credit default swaps, held as a hedge against the Portfolio’s cash position, were a slight detractor for both periods. The Portfolio’s overall yield curve positioning, specifically an overweight to the intermediate part of the yield curve where yields declined most, was a significant positive contributor for both periods. The Portfolio utilized derivative instruments during both periods, including Treasury futures for hedging and non-hedging purposes, and interest rate swaps in order to manage duration and yield curve positioning. The Portfolio also utilized currency forwards for hedging purposes, resulting in no material impact on the Portfolio’s performance.

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Historical Performance (Unaudited)

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein Tax-Managed International Portfolio, Bernstein International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. The Barclays Capital 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Barclays Capital 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The BofAML 1–3 Year Treasury Index represents the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1–3 years. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and CMBS. Lipper Composites are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Bernstein Portfolios:

•	The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

•

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

•

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

(Historical Performance continued on next page)

2011 Annual Report	7

Historical Performance (continued from previous page)

Bernstein International, Bernstein Tax-Managed International and Bernstein Emerging Markets Portfolios:

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Allocation Risk: By combining the growth and value styles, returns may be lower over any given time period than if the Portfolios had owned only the equity style that performed better during that period.

•

Foreign Currency Risk: Changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

•

Emerging Markets Securities Risk: The risks in investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Bernstein Emerging Markets Portfolio:

•

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

•

Interest Rate Risk: Changes in interest rates may affect the value of the Portfolios’ investments in fixed income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline.

•

Credit Risk: The issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks.

•

Inflation Risk: The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein U.S. Government Short Duration and Bernstein Short Duration Plus Portfolios:

•

Riskier than a Money-Market Fund: The Portfolios are invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios are greater than for a money-market fund since the credit quality of the Portfolios securities may be lower and the effective duration of the Portfolios will be longer.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal and Bernstein Diversified Municipal Portfolios:

•	Municipal Market Risk: Special factors may adversely affect the value of municipal securities and have a

(Historical Performance continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein New York Municipal and Bernstein California Municipal Portfolios:

•

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios are not “diversified.” This means that the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ NAV.

Bernstein New York Short Duration Municipal and Bernstein New York Municipal Portfolios:

•

Municipal Market Risk: Because the Portfolios may invest a large portion of their assets in New York municipal securities, they are more vulnerable to events adversely affecting the State of New York, including economic, political and regulatory occurrences or terrorism. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services industry contributing over one-fifth of the State’s wages, the State’s economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009.

Bernstein California Short Duration Municipal and Bernstein California Municipal Portfolios:

•

Municipal Market Risk: Because the Portfolios may invest a large portion of their assets in California municipal securities, they are more vulnerable to events adversely affecting the State of California, including economic, political and regulatory occurrences or terrorism. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. In addition, state expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending, for certain government programs, such as education. California’s economy may also be affected by natural disasters, such as earthquakes or fires.

Bernstein U.S. Government Short Duration Portfolio:

•	No Government Guarantee: Investments in the Portfolio are not insured by the U.S. Government.

Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

•	Mortgage-Related Securities Risk: A loss could be incurred if the collateral backing these securities is insufficient.

•

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there may be a greater amount of economic, political and social instability.

(Historical Performance continued on next page)

2011 Annual Report	9

Historical Performance (continued from previous page)

•

Leverage Risk: To the extent the Portfolios use leveraging techniques, their net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolios’ investments.

•

Foreign Currency Risk: Changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolio’s investments in foreign fixed income and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Bernstein Short Duration Plus Portfolio:

•

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

An Important Note About Historical Performance

The performance shown on page 11 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2011	PAST 6 MONTHS	PAST 12 MONTHS	PAST 5 YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International	-21.32%	-16.61%	-8.49%	2.85%	1.27%	4/30/1999
Tax-Managed International	-21.24%	-16.56%	-8.58%	2.75%	5.02%	6/22/1992
Return after taxes on Distributions*	-21.24%	-16.59%	-9.21%	2.17%	3.98%
Return after taxes on Distributions and sale of shares*	-13.81%	-10.18%	-6.43%	2.79%	4.25%
MSCI EAFE Index	-17.74%	-9.36%	-3.46%	5.03%
Lipper International Large-Cap Core Average	-19.21%	-10.77%	-3.92%	4.15%

Emerging Markets						12/15/1995
Before deduction of purchase and redemption fees	-27.89%	-21.38%	1.52%	16.38%	7.44%
After deduction of purchase and redemption fees**	-29.32%	-22.95%	1.11%	16.03%	7.23%
MSCI Emerging Markets Index	-23.45%	-16.15%	4.87%	16.07%
Lipper Emerging Markets Average	-23.74%	-17.69%	2.81%	14.86%

Short Duration Diversified Municipal	1.63%	1.42%	2.71%	2.44%	3.20%	10/3/1994
Short Duration California Municipal	1.09%	0.74%	2.55%	2.15%	2.95%	10/3/1994
Short Duration New York Municipal	1.55%	1.28%	2.58%	2.30%	3.02%	10/3/1994
Barclays Capital 1-Year Municipal Bond Index	0.84%	1.34%	3.13%	2.70%
Lipper Short-Term Municipal Debt Fund Average	1.64%	1.42%	2.57%	2.48%

Diversified Municipal	4.60%	2.96%	4.37%	3.91%	5.15%	1/9/1989
California Municipal	4.83%	2.70%	4.27%	3.77%	4.92%	8/6/1990
New York Municipal	4.52%	2.74%	4.32%	3.94%	5.17%	1/9/1989
Barclays Capital 5-Year GO Municipal Bond Index	4.62%	3.53%	5.48%	4.66%
Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	4.20%	2.56%	3.69%	3.58%

U.S. Government Short Duration	0.95%	0.87%	3.11%	2.80%	4.83%	1/3/1989
Short Duration Plus	0.62%	0.96%	2.33%	2.59%	4.90%	12/12/1988
BofAML 1-3 Year Treasury Index	1.32%	1.20%	3.84%	3.31%
Lipper Short-Term Investment Grade Debt Fund Average	0.31%	0.79%	3.36%	3.19%
Lipper Short-Term U.S. Government Debt Fund Average	0.86%	0.99%	3.38%	2.93%

Intermediate Duration	4.97%	5.09%	6.73%	5.60%	6.89%	1/17/1989
Barclays Capital U.S. Aggregate Bond Index	6.20%	5.26%	6.53%	5.66%
Lipper Intermediate Investment Grade Debt Fund Average	3.82%	3.77%	5.64%	5.00%

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Historical Performance and Benchmark disclosures on pages 7–10.

(Historical Performance continued on next page)

2011 Annual Report	11

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration New York Municipal
Growth of $25,000	Growth of $25,000

Tax-Managed International	Short Duration California Municipal
Growth of $25,000	Growth of $25,000

Emerging Markets	Short Duration Diversified Municipal
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10-year period ending September 30, 2011.

†	Reflects the growth of $25,000 in the Portfolio after the deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $113,928. The purchase fee is taken out of the first month’s return and the redemption fee is taken out of the last month’s return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Historical Performance and Benchmark disclosures on pages 7–10.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

California Municipal	Short Duration Plus
Growth of $25,000	Growth of $25,000

Diversified Municipal	Intermediate Duration
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10-year period ending September 30, 2011.

See Historical Performance and Benchmark disclosures on pages 7–10.

2011 Annual Report	13

Fund Expenses—March 31, 2011 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2011	ENDING ACCOUNT VALUE SEPTEMBER 30, 2011	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$786.80	$5.29	1.18%
Hypothetical**	$1,000	$1,019.15	$5.97	1.18%

Tax-Managed International Class Shares
Actual	$1,000	$787.60	$5.11	1.14%
Hypothetical**	$1,000	$1,019.35	$5.77	1.14%

Emerging Markets Class Shares
Actual	$1,000	$706.80	$6.20	1.45%
Hypothetical**	$1,000	$1,017.80	$7.33	1.45%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,015.50	$3.08	0.61%
Hypothetical**	$1,000	$1,022.01	$3.09	0.61%

Short Duration California Municipal Class Shares
Actual	$1,000	$1,010.90	$3.08	0.61%
Hypothetical**	$1,000	$1,022.01	$3.09	0.61%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,016.30	$3.13	0.62%
Hypothetical**	$1,000	$1,021.96	$3.14	0.62%

New York Municipal Class Shares
Actual	$1,000	$1,045.20	$3.13	0.61%
Hypothetical**	$1,000	$1,022.01	$3.09	0.61%

California Municipal Class Shares
Actual	$1,000	$1,048.30	$3.18	0.62%
Hypothetical**	$1,000	$1,021.96	$3.14	0.62%

Diversified Municipal Class Shares
Actual	$1,000	$1,046.00	$2.87	0.56%
Hypothetical**	$1,000	$1,022.26	$2.84	0.56%

U.S. Government Short Duration Class Shares
Actual	$1,000	$1,009.50	$3.22	0.64%
Hypothetical**	$1,000	$1,021.86	$3.24	0.64%

Short Duration Plus Class Shares
Actual	$1,000	$1,006.20	$3.02	0.60%
Hypothetical**	$1,000	$1,022.06	$3.04	0.60%

Intermediate Duration Class Shares
Actual	$1,000	$1,049.70	$2.88	0.56%
Hypothetical**	$1,000	$1,022.26	$2.84	0.56%

*	Expenses are equal to each Class’ annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2011 (Unaudited)

International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	19.9%
	Consumer Discretionary	15.9
	Industrials	12.1
	Consumer Staples	11.9
	Materials	11.3
	Energy	10.1
	Health Care	6.4
	Telecommunication Services	5.2
	Information Technology	4.9
	Utilities	2.3

Tax-Managed International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	19.7%
	Consumer Discretionary	15.7
	Industrials	12.3
	Consumer Staples	11.7
	Materials	11.6
	Energy	10.2
	Health Care	6.4
	Telecommunication Services	5.1
	Information Technology	4.8
	Utilities	2.5

Emerging Markets Portfolio
Country Breakdown*	Sector Breakdown*
	Financial	27.2%
	Energy	15.9
	Information Technology	14.5
	Materials	14.1
	Consumer Discretionary	13.0
	Industrials	5.6
	Consumer Staples	3.7
	Utilities	2.8
	Telecommunication Services	2.2
	Health Care	1.0

*	All data are as of September 30, 2011. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details for the Tax-Managed International and International Portfolios).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2011 Annual Report	15

Portfolio Summary—September 30, 2011 (Unaudited) (continued)

Short Duration New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of September 30, 2011. The Portfolio’s quality and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). The Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed AAA by the Adviser. The Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 2.4% in 15 different states.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2011 (Unaudited) (continued)

New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

** “Other” represents less than 0.3% in 6 different states.

California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of September 30, 2011. The Portfolio’s quality and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). The Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed AAA by the Adviser. The Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

+	“Other” represents less than 2.5% in 22 different states.

2011 Annual Report	17

Portfolio Summary—September 30, 2011 (Unaudited) (continued)

U.S. Government Short Duration Portfolio
Security Type Breakdown*

Short Duration Plus Portfolio
Security Type Breakdown*

Intermediate Duration Portfolio
Security Type Breakdown*

*	All data are as of September 30, 2011. The Portfolio’s security type breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time. Each Portfolio also invests in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

18	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—September 30, 2011

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
ASSETS
Investments in securities, at value	$1,507,251,732	$3,591,784,064	$1,237,240,294
Foreign currencies, at value (a)	13,781,432	40,712,972	15,639,352
Cash in bank (b)	2,135,041	5,075,892	0
Receivables:
Dividends and interest	5,241,294	12,708,310	964,019
Investment securities sold	9,599,745	22,080,569	4,394,300
Foreign withholding tax reclaims	5,766,405	15,799,156	82,485
Capital shares sold	3,460,316	5,854,672	2,154,371
Unrealized appreciation of forward currency exchange contracts	11,431,143	103,928,599	0

Total assets	1,558,667,108	3,797,944,234	1,260,474,821

LIABILITIES
Due to custodian	0	70,863	131,434
Payables:
Investment securities purchased and foreign currency transactions	27,264,376	75,155,797	7,764,078
Capital shares redeemed	3,129,412	2,089,719	1,115,023
Management fee	1,175,998	2,727,790	1,319,559
Margin owed to broker on futures contracts	421,780	1,002,909	0
Shareholder servicing fee	325,133	781,121	289,718
Transfer Agent fee	17,261	24,606	19,372
Distribution fee	6,075	1,378	0
Accrued expenses	165,412	295,931	145,429
Unrealized depreciation of forward currency exchange contracts	18,295,711	124,863,672	0

Total liabilities	50,801,158	207,013,786	10,784,613

NET ASSETS (c)	$1,507,865,950	$3,590,930,448	$1,249,690,208

Cost of investments	$1,751,074,688	$4,134,512,494	$1,369,207,916

SHARES OF CAPITAL STOCK OUTSTANDING			51,083,963

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE			$24.46

NET ASSETS CONSIST OF:
Capital stock, at par	$121,967	$288,226	$51,084
Additional paid-in capital	2,819,832,537	6,140,840,930	1,348,937,570
Undistributed net investment income	25,760,162	78,069,970	11,434,286
Accumulated net realized gain (loss) on investment and foreign currency transactions	(1,088,540,705)	(2,068,566,913)	21,489,596
Net unrealized depreciation of:
Investments and futures transactions	(243,148,400)	(541,125,455)	(131,968,673	)†
Foreign currency denominated assets and liabilities	(6,159,611)	(18,576,310)	(253,655)

	$1,507,865,950	$3,590,930,448	$1,249,690,208

(a) Cost:$13,893,472, $40,866,890 and $15,950,913, respectively. (Note 1)

(b) Amounts of $2,135,041 and $5,075,892 have been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2011 for the International Portfolio and Tax-Managed International Portfolio, respectively.

(c) See page 20 for share class information on net asset value, offering price, and redemption price per share of the International and Tax-Managed International Portfolios.

† Net of accrued foreign capital gains taxes of $1,051.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2011 Annual Report	19

Statement of Assets and Liabilities—September 30, 2011 (continued)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
International Class Shares
Net Assets	$1,495,894,207
Shares of capital stock outstanding	120,987,847

Net asset value, offering and redemption price per share	$12.36

Tax-Managed International Class Shares
Net Assets		$3,587,820,074
Shares of capital stock outstanding		287,971,692

Net asset value, offering and redemption price per share		$12.46

Class A Shares
Net Assets	$7,201,694	$2,195,674
Shares of capital stock outstanding	586,521	178,709

Net asset value and redemption price per share	$12.28	$12.29
Sales charge—4.25% of public offering price	0.55	0.55

Maximum offering price	$12.83	$12.84

Class B Shares
Net Assets	$812,645	$138,747
Shares of capital stock outstanding	66,953	11,451

Net asset value and offering price per share	$12.14	$12.12

Class C Shares
Net Assets	$3,957,404	$775,953
Shares of capital stock outstanding	325,273	63,961

Net asset value and offering price per share	$12.17	$12.13

20	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$156,431,419	$127,531,056	$428,740,913
Receivables:
Dividends and interest	1,703,612	1,412,177	4,542,394
Investment securities sold	577,152	12,154	43,551
Capital shares sold	487,350	2,754,407	3,291,080

Total assets	159,199,533	131,709,794	436,617,938

LIABILITIES
Payables:
Dividends to shareholders	67,537	37,275	118,869
Investment securities purchased	0	9,775,652	16,639,399
Capital shares redeemed	563,754	76,668	963,921
Management fee	57,795	45,970	151,296
Shareholder servicing fee	12,843	10,212	33,623
Transfer Agent fee	1,853	3,213	3,391
Accrued expenses	17,500	13,736	121,747

Total liabilities	721,282	9,962,726	18,032,246

NET ASSETS	$158,478,251	$121,747,068	$418,585,692

Cost of investments	$156,926,649	$127,419,053	$427,623,416

SHARES OF CAPITAL STOCK OUTSTANDING	12,685,766	9,700,072	32,970,893

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.49	$12.55	$12.70

NET ASSETS CONSIST OF:
Capital stock, at par	$12,686	$9,700	$32,971
Additional paid-in capital	159,415,199	121,994,391	417,183,664
Distributions in excess of net investment income	(767)	(38,705)	(20,116)
Accumulated net realized gain (loss) on investment transactions	(453,637)	(330,321)	271,676
Net unrealized appreciation/depreciation of investments	(495,230)	112,003	1,117,497

	$158,478,251	$121,747,068	$418,585,692

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2011 Annual Report	21

Statement of Assets and Liabilities—September 30, 2011 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$1,818,511,192	$1,097,840,671	$5,659,141,152
Cash in bank	39	0	0
Receivables:
Interest	23,014,009	15,528,659	64,526,958
Investment securities sold	200,000	0	200,000
Capital shares sold	4,173,845	2,374,715	22,098,423
Unrealized appreciation of interest rate swap agreements	0	0	370,480

Total assets	1,845,899,085	1,115,744,045	5,746,337,013

LIABILITIES
Due to custodian	0	0	76,857
Payables:
Dividends to shareholders	1,467,328	1,048,993	4,268,618
Investment securities purchased	11,248,475	0	172,941,399
Capital shares redeemed	3,149,053	1,833,978	10,185,741
Management fee	722,588	454,771	1,975,290
Shareholder servicing fee	131,277	85,431	407,895
Distribution fee	97,787	31,086	216,051
Transfer Agent fee	9,605	7,131	34,898
Accrued expenses	99,554	71,153	277,482

Total liabilities	16,925,667	3,532,543	190,384,231

NET ASSETS (a)	$1,828,973,418	$1,112,211,502	$5,555,952,782

Cost of investments	$1,727,940,201	$1,045,378,366	$5,415,492,550

NET ASSETS CONSIST OF:
Capital stock, at par	$126,873	$76,053	$379,147
Additional paid-in capital	1,745,806,340	1,066,671,661	5,308,529,777
Distributions in excess of net investment income	(150,459)	(196,679)	(74,738)
Accumulated net realized gain (loss) on investment transactions	(7,380,327)	(6,801,838)	3,099,514
Net unrealized appreciation of investments and interest rate swap transactions	90,570,991	52,462,305	244,019,082

	$1,828,973,418	$1,112,211,502	$5,555,952,782

(a) See page 23 for share class information on net asset value, offering price, and redemption price per share of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,579,980,531	$1,031,910,973	$4,907,930,592
Shares of capital stock outstanding	109,596,020	70,561,601	334,939,351

Net asset value and offering price per share	$14.42	$14.62	$14.65

Class A Shares
Net Assets	$183,640,587	$59,977,553	$535,805,286
Shares of capital stock outstanding	12,742,651	4,101,304	36,552,762

Net asset value and redemption price per share	$14.41	$14.62	$14.66
Sales charge—3.00% of public offering price	0.45	0.45	0.45

Maximum offering price	$14.86	$15.07	$15.11

Class B Shares
Net Assets	$753,700	$159,933	$816,824
Shares of capital stock outstanding	52,323	10,937	55,705

Net asset value and offering price per share	$14.40	$14.62	$14.66

Class C Shares
Net Assets	$64,598,600	$20,163,043	$111,400,080
Shares of capital stock outstanding	4,481,848	1,378,906	7,599,671

Net asset value and offering price per share	$14.41	$14.62	$14.66

2011 Annual Report	23

Statement of Assets and Liabilities—September 30, 2011 (continued)

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO
ASSETS
Investments in securities, at value (a)	$126,020,771	$717,445,289	$5,558,342,214
Cash in bank (b)	6,440,713	17,277,205	4,396,040
Receivables:
Dividends and interest	458,654	3,010,041	37,313,749
Investment securities sold	0	7,135,833	37,644,041
Capital shares sold	12,000	419,092	6,034,473
Premium paid on credit default swap agreements	0	0	15,102,862
Unrealized appreciation of credit default swap agreements	0	0	3,175,749
Unrealized appreciation of forward currency exchange contracts	0	1,653,444	7,125,209
Receivable for terminated credit default swap agreements	0	0	755,630
Other assets	0	0	3,834,020	(c)

Total assets	132,932,138	746,940,904	5,673,723,987

LIABILITIES
Payables:
Dividends to shareholders	52,902	205,534	4,354,938
Investment securities purchased	2,186,286	18,100,333	453,260,162
Capital shares redeemed	391,385	1,335,073	40,221,334
Management fee	48,719	271,376	1,879,575
Shareholder servicing fee	10,827	52,507	431,346
Margin owed to broker on futures contracts	3,289	26,914	0
Transfer Agent fee	2,819	739	112,836
Distribution fee	0	51,322	0
Accrued expenses	16,566	89,751	200,001
Unrealized depreciation of forward currency exchange contracts	0	0	3,369,764
Collateral received from broker	0	0	9,213,426
Payable for terminated credit default swap agreements	0	0	997,711

Total liabilities	2,712,793	20,133,549	514,041,093

NET ASSETS (d)	$130,219,345	$726,807,355	$5,159,682,894

Cost of investments	$125,196,732	$714,898,484	$5,350,914,113

SHARES OF CAPITAL STOCK OUTSTANDING	10,159,947		364,283,508

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.82		$14.16

NET ASSETS CONSIST OF:
Capital stock, at par	$10,160	$61,123	$364,284
Additional paid-in capital	128,313,737	754,178,477	4,849,015,808
Undistributed net investment income/(distributions in excess of net investment income)	124,553	(589,411)	1,993,493
Accumulated net realized gain (loss) on investment transactions	971,010	(30,642,449)	91,215,423
Net unrealized appreciation of:
Investments, futures and swap transactions	799,885	2,191,182	211,133,921
Foreign currency denominated assets and liabilities and other assets	0	1,608,433	5,959,965

	$130,219,345	$726,807,355	$5,159,682,894

(a) Includes investment of cash collateral of $9,213,426 received from broker for credit default swap agreements for the Intermediate Duration Portfolio.

(b) Amounts of $32,058, $512,946 and $853,500 have been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2011 for the U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio, respectively.

(c) See Note 5.

(d) See page 25 for class share information on net asset value, offering price, and redemption price per share of the Short Duration Plus Portfolio.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$629,602,697
Shares of capital stock outstanding	52,950,035

Net asset value and offering price per share	$11.89

Class A Shares
Net Assets	$67,805,726
Shares of capital stock outstanding	5,700,359

Net asset value and redemption price per share	$11.89
Sales charge—4.25% of public offering price	0.53

Maximum offering price	$12.42

Class B Shares
Net Assets	$4,558,732
Shares of capital stock outstanding	383,400

Net asset value and offering price per share	$11.89

Class C Shares
Net Assets	$24,840,200
Shares of capital stock outstanding	2,089,681

Net asset value and offering price per share	$11.89

2011 Annual Report	25

Statement of Operations—for the year ended September 30, 2011

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$102,197	$230,885	$338,261
Dividends (a)	54,445,667	126,315,887	44,846,529

Total income	54,547,864	126,546,772	45,184,790

Expenses:
Management fee (see Note 2A)	18,035,661	40,498,930	20,395,303
Shareholder servicing fee (see Note 2B)	5,039,884	11,785,124	4,558,406
Custodian fee	365,243	544,123	743,893
Transfer Agent fee—Non-Retail Class	150,414	216,596	293,225
Transfer Agent fee—Class A	24,020	14,161	0
Transfer Agent fee—Class B	4,238	1,002	0
Transfer Agent fee—Class C	17,116	5,559	0
Distribution fees—Class A	29,946	9,398	0
Distribution fees—Class B	13,092	2,009	0
Distribution fees—Class C	63,621	12,331	0
Registration fees	128,771	157,286	71,264
Directors’ fees and expenses	64,749	148,938	43,343
Printing fees	63,677	52,994	38,206
Auditing and tax fees	57,973	93,960	48,169
Legal fees	41,086	50,225	40,697
Miscellaneous	91,626	163,151	119,740

Total expenses	24,191,117	53,755,787	26,352,246

Net investment income	30,356,747	72,790,985	18,832,544

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	73,705,616	95,607,053	232,355,266	(b)
Futures transactions	(709,820)	(9,756,820)	0
Foreign currency transactions	3,646,612	32,414,966	(2,070,767)

Net realized gain (loss) on investment and foreign currency transactions	76,642,408	118,265,199	230,284,499

Net change in unrealized appreciation/depreciation of:
Investments	(383,534,221)	(832,653,890)	(584,212,445	)(c)
Futures transactions	552,592	1,874,015	0
Foreign currency denominated assets and liabilities	(13,239,780)	(59,500,149)	(351,879)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(396,221,409)	(890,280,024)	(584,564,324)

Net realized and unrealized loss on investment and foreign currency transactions	(319,579,001)	(772,014,825)	(354,279,825)

Net increase (decrease) in net assets resulting from operations	$(289,222,254)	$(699,223,840)	$(335,447,281)

(a) Net of foreign withholding taxes of $4,230,160, $9,867,979 and $5,089,058 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $1,274,831.

(c) Net of decrease in accrued foreign capital gains taxes of $2,524,667.

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

$4,477,377	$2,177,745	$9,921,457
0	0	0

4,477,377	2,177,745	9,921,457

904,290	572,966	2,318,876
200,954	127,326	515,306
71,494	62,541	102,406
19,546	17,546	21,103
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
6,068	5,798	132,175
6,452	3,658	16,438
2,745	620	5,064
5,514	4,210	12,944
5,040	2,936	13,517
12,270	8,376	35,651

1,234,373	805,977	3,173,480

3,243,004	1,371,768	6,747,977

(360,335)	(330,322)	368,149
0	0	0
0	0	0

(360,335)	(330,322)	368,149

(1,077,068)	(135,115)	(1,513,692)
0	0	0
0	0	0

(1,077,068)	(135,115)	(1,513,692)

(1,437,403)	(465,437)	(1,145,543)

$1,805,601	$906,331	$5,602,434

2011 Annual Report	27

Statement of Operations—for the year ended September 30, 2011 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$69,471,635	$43,152,088	$199,003,690
Dividends	0	0	0

Total income	69,471,635	43,152,088	199,003,690

Expenses:
Management fee (see Note 2A)	8,952,015	5,584,430	23,667,497
Shareholder servicing fee (see Note 2B)	1,652,024	1,059,794	4,991,204
Custodian fee	214,326	179,880	232,710
Transfer Agent fee—Non-Retail Class	41,655	19,892	110,838
Transfer Agent fee—Class A	52,393	19,794	116,326
Transfer Agent fee—Class B	627	131	671
Transfer Agent fee—Class C	21,400	8,776	35,778
Distribution fees—Class A	491,107	149,684	1,141,529
Distribution fees—Class B	9,195	3,047	10,318
Distribution fees—Class C	615,799	198,800	1,036,826
Registration fees	62,667	29,147	375,266
Directors’ fees and expenses	57,078	32,019	160,016
Auditing and tax fees	46,121	22,860	125,755
Legal fees	29,133	22,625	62,227
Printing fees	27,191	14,444	73,475
Miscellaneous	65,061	40,483	170,324

Total expenses	12,337,792	7,385,806	32,310,760
Less: expenses waived and reimbursed by the Distributor	0	0	0

Net expenses	12,337,792	7,385,806	32,310,760

Net investment income	57,133,843	35,766,282	166,692,930

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(7,380,327)	(6,801,838)	3,521,804
Futures transactions	0	0	0
Swap transactions	0	0	737,232
Foreign currency transactions	0	0	0

Net realized gain (loss) on investment transactions	(7,380,327)	(6,801,838)	4,259,036

Net change in unrealized appreciation/depreciation of:
Investments	(2,000,837)	570,691	(12,502,725)
Futures transactions	0	0	0
Swap transactions	0	0	(675,626)
Foreign currency denominated assets and liabilities	0	0	0

Net change in unrealized appreciation/depreciation of investments	(2,000,837)	570,691	(13,178,351)

Net realized and unrealized gain (loss) on investment transactions	(9,381,164)	(6,231,147)	(8,919,315)

Net increase in net assets resulting from operations	$47,752,679	$29,535,135	$157,773,615

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

$1,964,644	$11,431,552	$215,911,108
0	0	446,250

1,964,644	11,431,552	216,357,358

672,998	3,238,322	22,914,440
149,555	624,052	5,261,269
54,775	133,993	282,928
15,308	21,888	196,480
0	62,931	0
0	7,474	0
0	27,501	0
0	194,375	0
0	54,433	0
0	253,402	0
28,513	93,589	96,295
4,309	20,758	120,875
6,020	19,394	135,419
7,855	7,138	105,254
412	36,619	29,731
17,901	34,753	184,164

957,646	4,830,622	29,326,855
0	(19,758)	0

957,646	4,810,864	29,326,855

1,006,998	6,620,688	187,030,503

1,824,133	(2,224,906)	107,250,113
(244,736)	(467,005)	(2,121,413)
0	0	(2,424,451)
0	(873,798)	(4,216,759)

1,579,397	(3,565,709)	98,487,490

(1,430,156)	1,969,075	(34,485,419)
(24,154)	(492,822)	451,689
0	0	3,175,749
0	1,608,433	6,202,301

(1,454,310)	3,084,686	(24,655,680)

125,087	(481,023)	73,831,810

$1,132,085	$6,139,665	$260,862,313

2011 Annual Report	29

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$30,356,747	$32,920,453	$72,790,985	$76,394,484
Net realized gain (loss) on investment and foreign currency transactions	76,642,408	4,328,463	118,265,199	13,028,434
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(396,221,409)	707,683	(890,280,024)	(12,184,305)
Contributions from Adviser (see Note 2A)	0	0	0	395,945

Net increase (decrease) in net assets resulting from operations	(289,222,254)	37,956,599	(699,223,840)	77,634,558

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(36,153,254)	(44,379,989)	(82,849,056)	(97,127,671)
Distributions from net realized gain on investment transactions (a)	0	0	0	0

Total dividends and distributions to shareholders	(36,153,254)	(44,379,989)	(82,849,056)	(97,127,671)

Capital-share transactions:
Net proceeds from sales of shares	347,893,829	308,743,345	704,153,347	714,037,943
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	5,328,205	7,306,952	7,454,435	10,556,772

Total proceeds from shares sold	353,222,034	316,050,297	711,607,782	724,594,715
Cost of shares redeemed	(614,722,644)	(611,764,450)	(1,189,748,184)	(1,146,844,453)

Net increase (decrease) in net assets from capital-share transactions	(261,500,610)	(295,714,153)	(478,140,402)	(422,249,738)

Net increase (decrease) in net assets	(586,876,118)	(302,137,543)	(1,260,213,298)	(441,742,851)

NET ASSETS:
Beginning of period	2,094,742,068	2,396,879,611	4,851,143,746	5,292,886,597

End of period (b)	$1,507,865,950	$2,094,742,068	$3,590,930,448	$4,851,143,746

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$25,760,162	$29,639,929	$78,069,970	$77,627,734

(a) See page 35 for share class information on dividend distributions of the International and Tax-Managed International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $7,975,435 and $8,042,041 for the years ended September 30, 2011 and September 30, 2010, respectively.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10

$18,832,544	$18,088,218	$3,243,004	$4,589,528	$1,371,768	$2,124,970
230,284,499	247,743,658	(360,335)	598,056	(330,322)	287,331
(584,564,324)	46,579,482	(1,077,068)	(1,780,462)	(135,115)	(198,714)
0	0	0	0	0	0

(335,447,281)	312,411,358	1,805,601	3,407,122	906,331	2,213,587

(18,106,284)	(13,973,462)	(3,243,004)	(4,589,528)	(1,371,768)	(2,124,970)
0	0	0	0	(278,881)	(628,258)

(18,106,284)	(13,973,462)	(3,243,004)	(4,589,528)	(1,650,649)	(2,753,228)

232,645,449	224,651,886	91,240,528	210,772,854	91,425,674	124,927,753
16,730,905	12,676,821	1,738,126	2,554,194	1,197,976	2,066,999

249,376,354	237,328,707	92,978,654	213,327,048	92,623,650	126,994,752
(558,988,953)	(572,638,242)	(206,210,405)	(174,323,506)	(114,737,951)	(90,889,232)

(309,612,599)*	(335,309,535)*	(113,231,751)	39,003,542	(22,114,301)	36,105,520

(663,166,164)	(36,871,639)	(114,669,154)	37,821,136	(22,858,619)	35,565,879

1,912,856,372	1,949,728,011	273,147,405	235,326,269	144,605,687	109,039,808

$1,249,690,208	$1,912,856,372	$158,478,251	$273,147,405	$121,747,068	$144,605,687

$11,434,286	$11,782,735	$(767)	$(767)	$(38,705)	$(18,341)

2011 Annual Report	31

Statement of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$6,747,977	$9,199,075	$57,133,843	$57,436,811
Net realized gain (loss) on investment transactions	368,149	200,385	(7,380,327)	6,973,886
Net change in unrealized appreciation/depreciation of investments	(1,513,692)	106,615	(2,000,837)	21,758,438

Net increase in net assets resulting from operations	5,602,434	9,506,075	47,752,679	86,169,135

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(6,747,977)	(9,199,075)	(57,133,843)	(57,442,039)
Distributions from net realized gain on investment transactions (a)	(241,315)	0	(7,000,663)	(4,149,750)

Total dividends and distributions to shareholders	(6,989,292)	(9,199,075)	(64,134,506)	(61,591,789)

Capital-share transactions:
Net proceeds from sales of shares	327,992,592	589,623,882	447,074,570	583,887,177
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	4,597,634	5,546,871	20,170,948	18,670,082

Total proceeds from shares sold	332,590,226	595,170,753	467,245,518	602,557,259
Cost of shares redeemed	(503,819,882)	(461,790,386)	(593,339,199)	(449,871,015)

Net increase (decrease) in net assets from capital-share transactions	(171,229,656)	133,380,367	(126,093,681)	152,686,244

Net increase (decrease) in net assets	(172,616,514)	133,687,367	(142,475,508)	177,263,590

NET ASSETS:
Beginning of period	591,202,206	457,514,839	1,971,448,926	1,794,185,336

End of period (b)	$418,585,692	$591,202,206	$1,828,973,418	$1,971,448,926

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(20,116)	$(20,116)	$(150,459)	$4,122

(a) See pages 35 and 36 for share class information on dividend distributions of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financials Statements.

32	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10

$35,766,282	$39,301,101	$166,692,930	$167,706,927	$1,006,998	$1,416,427
(6,801,838)	11,723,626	4,259,036	29,361,923	1,579,397	1,329,475
570,691	15,998,191	(13,178,351)	64,618,232	(1,454,310)	1,563,510

29,535,135	67,022,918	157,773,615	261,687,082	1,132,085	4,309,412

(35,766,282)	(39,301,101)	(167,431,074)	(168,494,489)	(1,554,744)	(1,820,407)
(11,678,572)	(3,522,700)	(28,006,150)	(8,355,606)	(609,884)	0

(47,444,854)	(42,823,801)	(195,437,224)	(176,850,095)	(2,164,628)	(1,820,407)

273,750,000	318,013,688	1,688,700,497	1,871,940,581	108,065,953	112,182,186
17,430,374	11,997,045	59,442,461	42,846,429	1,460,760	994,053

291,180,374	330,010,733	1,748,142,958	1,914,787,010	109,526,713	113,176,239
(336,671,505)	(395,279,356)	(1,728,182,304)	(1,532,288,475)	(141,289,372)	(125,391,451)

(45,491,131)	(65,268,623)	19,960,654	382,498,535	(31,762,659)	(12,215,212)

(63,400,850)	(41,069,506)	(17,702,955)	467,335,522	(32,795,202)	(9,726,207)

1,175,612,352	1,216,681,858	5,573,655,737	5,106,320,215	163,014,547	172,740,754

$1,112,211,502	$1,175,612,352	$5,555,952,782	$5,573,655,737	$130,219,345	$163,014,547

$(196,679)	$(147,790)	$(74,738)	$(73,826)	$124,553	$91,589

2011 Annual Report	33

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$6,620,688	$9,161,607	$187,030,503	$211,812,184
Net realized gain (loss) on investment and foreign currency transactions	(3,565,709)	(1,948,995)	98,487,490	97,861,859
Net change in unrealized appreciation/depreciation of investments	3,084,686	16,414,892	(24,655,680)	276,205,743

Net increase in net assets resulting from operations	6,139,665	23,627,504	260,862,313	585,879,786

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(8,144,555)	(10,324,416)	(193,315,729)	(217,135,550)
Distributions from net realized gain on investment transactions	0	0	(55,553,151)	0

Total dividends and distributions to shareholders	(8,144,555)	(10,324,416)	(248,868,880)	(217,135,550)

Capital-share transactions:
Net proceeds from sales of shares	481,271,506	411,940,624	1,159,516,869	1,341,564,064
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	4,131,183	4,654,212	77,790,073	33,565,385

Total proceeds from shares sold	485,402,689	416,594,836	1,237,306,942	1,375,129,449
Cost of shares redeemed	(390,016,945)	(308,357,488)	(1,465,180,825)	(1,375,701,558)

Net increase (decrease) in net assets from capital-share transactions	95,385,744	108,237,348	(227,873,883)	(572,109)

Net increase (decrease) in net assets	93,380,854	121,540,436	(215,880,450)	368,172,127

NET ASSETS:
Beginning of period	633,426,501	511,886,065	5,375,563,344	5,007,391,217

End of period (b)	$726,807,355	$633,426,501	$5,159,682,894	$5,375,563,344

(b) Includes undistributed net investment income/(distributions in excess) of:	$(589,411)	$(85,678)	$1,993,493	$2,942,336

(a) See page 36 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financials Statements.

34	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Dividends to shareholders:
Dividends from net investment income
International and Tax-Managed International Class Shares, respectively	$(35,969,878)	$(44,034,121)	$(82,805,988)	$(97,072,129)
Class A	(137,099)	(258,154)	(35,099)	(42,785)
Class B	(7,363)	(13,595)	(888)	(2,235)
Class C	(38,914)	(74,119)	(7,081)	(10,522)

	$(36,153,254)	$(44,379,989)	$(82,849,056)	$(97,127,671)

	NEW YORK MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(51,107,696)	$(53,367,691)	$(33,849,514)	$(37,546,305)
Class A	(4,677,472)	(3,086,952)	(1,465,848)	(1,276,934)
Class B	(19,622)	(49,085)	(6,811)	(24,100)
Class C	(1,329,053)	(938,311)	(444,109)	(453,762)

	$(57,133,843)	$(57,442,039)	$(35,766,282)	$(39,301,101)

Distributions from net realized gain on investment transactions
Municipal Class	$(6,157,028)	$(3,893,235)	$(10,973,587)	$(3,358,770)
Class A	(609,093)	(175,553)	(490,418)	(105,992)
Class B	(3,768)	(6,688)	(3,955)	(4,067)
Class C	(230,774)	(74,274)	(210,612)	(53,871)

	$(7,000,663)	$(4,149,750)	$(11,678,572)	$(3,522,700)

2011 Annual Report	35

Statement of Changes in Net Assets (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(154,372,036)	$(160,921,785)
Class A	(10,805,554)	(6,056,470)
Class B	(22,032)	(47,919)
Class C	(2,231,452)	(1,468,315)

	$(167,431,074)	$(168,494,489)

Distributions from net realized gain on investment transactions
Municipal Class	$(25,656,578)	$(8,097,672)
Class A	(1,818,536)	(225,936)
Class B	(6,211)	(3,489)
Class C	(524,825)	(28,509)

	$(28,006,150)	$(8,355,606)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(7,507,885)	$(9,102,416)
Class A	(567,406)	(929,771)
Class B	(10,760)	(65,264)
Class C	(58,504)	(226,965)

	$(8,144,555)	$(10,324,416)

See Notes to Financials Statements.

36	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$15.08	$15.00		$16.51	$29.38	$27.17

Income from investment operations:
Investment income, net†	0.23	0.22		0.25	0.50	0.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.68)	0.14		(1.31)	(9.89)	5.63
Contributions from Adviser	0	0		0	0	0 (c)

Total from investment operations	(2.45)	0.36		(1.06)	(9.39)	6.09

Less dividends and distributions:
Dividends from taxable net investment income	(0.27)	(0.28)		(0.45)	(0.44)	(0.53)
Distributions from net realized gain on investment transactions	0	0		0	(3.04)	(3.35)

Total dividends and distributions	(0.27)	(0.28)		(0.45)	(3.48)	(3.88)

Net asset value, end of period	$12.36	$15.08		$15.00	$16.51	$29.38

Total return (a)	(16.61)%	2.43%		(5.59)%	(36.07)%	24.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,495,894	$2,073,462		$2,364,571	$2,788,102	$4,315,454
Average net assets (000 omitted)	$2,015,954	$2,199,418		$2,032,024	$3,828,486	$3,892,605
Ratio to average net assets of:
Expenses	1.18%	1.17%	(d)	1.19%	1.18%	1.18%
Net investment income	1.50%	1.49%	(d)	2.03%	2.16%	1.68%
Portfolio turnover rate	62%	84%		91%	53%	59%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2011 Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$15.19	$15.16		$16.52	$29.64	$27.20

Income from investment operations:
Investment income, net†	0.24	0.22		0.25	0.52	0.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.70)	0.09		(1.16)	(10.22)	5.63
Contributions from Adviser	0	0	(c)	0 (c)	0	0 (c)

Total from investment operations	(2.46)	0.31		(0.91)	(9.70)	6.10

Less dividends and distributions:
Dividends from taxable net investment income	(0.27)	(0.28)		(0.45)	(0.42)	(0.49)
Distributions from net realized gain on investment transactions	0	0		0	(3.00)	(3.17)

Total dividends and distributions	(0.27)	(0.28)		(0.45)	(3.42)	(3.66)

Net asset value, end of period	$12.46	$15.19		$15.16	$16.52	$29.64

Total return (a)	(16.56)%	2.07%		(4.64)%	(36.75)%	24.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,587,820	$4,845,829		$5,286,906	$6,024,221	$9,492,508
Average net assets (000 omitted)	$4,714,049	$5,004,731		$4,376,859	$8,333,321	$8,571,465
Ratio to average net assets of:
Expenses	1.14%	1.13%	(d)	1.15%	1.12%	1.12%
Net investment income	1.54%	1.53%	(d)	2.07%	2.21%	1.68%
Portfolio turnover rate	61%	85%		84%	70%	52%

See Footnote Summary on page 49.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$31.40	$26.67		$25.97	$50.62	$38.90

Income from investment operations
Investment income, net†	0.33	0.27		0.24	0.53	0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.10)	4.54		2.25	(14.32)	17.69
Contributions from Adviser	0	0		0	0 (c)	0 (c)

Total from investment operations	(6.77)	4.81		2.49	(13.79)	18.14

Less dividends and distributions:
Dividends from taxable net investment income	(0.31)	(0.20)		(0.39)	(0.44)	(0.35)
Distributions from net realized gain on investment transactions	0	0		(1.50)	(10.55)	(6.22)

Total dividends and distributions	(0.31)	(0.20)		(1.89)	(10.99)	(6.57)

Portfolio transaction fee	0.14	0.12		0.10	0.13	0.15

Net asset value, end of period	$24.46	$31.40		$26.67	$25.97	$50.62

Total return (a)	(22.95)% (b)	16.19%	(b)	13.54% (b)	(36.23)% (b)	50.40% (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,249,690	$1,912,856		$1,949,728	$1,950,976	$3,230,050
Average net assets (000 omitted)	$1,823,362	$1,928,521		$1,458,886	$2,877,534	$2,660,575
Ratio to average net assets of:
Expenses	1.45%	1.44%	(d)	1.48%	1.51%	1.53%
Net investment income	1.03%	0.94%	(d)	1.25%	1.35%	1.07%
Portfolio turnover rate	57%	67%		70%	55%	61%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2011 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08		YEAR ENDED 9/30/07
Net asset value, beginning of period	$12.53	$12.59		$12.40	$12.40		$12.38

Income From investment operations
Investment income, net†	0.20	0.22		0.30	0.37		0.38
Net realized and unrealized gain (loss) on investment transactions	(0.04)	(0.06)		0.20	0		0.02
Contributions from Adviser	0	0		0	0	(c)	0

Total from investment operations	0.16	0.16		0.50	0.37		0.40

Less dividends:
Dividends from tax-exempt net investment income	(0.20)	(0.22)		(0.31)	(0.37)		(0.38)

Net asset value, end of period	$12.49	$12.53		$12.59	$12.40		$12.40

Total return (a)	1.28%	1.29%		4.14%	3.08%		3.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$158,478	$273,147		$235,326	$161,836		$110,878
Average net assets (000 omitted)	$200,953	$262,227		$186,124	$132,487		$106,936
Ratio to average net assets of:
Expenses	0.61%	0.61%	(d)	0.63%	0.67%		0.69%
Net investment income	1.61%	1.75%	(d)	2.42%	2.98%		3.04%
Portfolio turnover rate	32%	30%		45%	103%		66%

See Footnote Summary on page 49.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$12.62	$12.68	$12.53	$12.49	$12.46

Income from investment operations
Investment income, net†	0.13	0.21	0.34	0.35	0.35
Net realized and unrealized gain (loss) on investment transactions	(0.04)	0.01	0.15	0.05	0.03

Total from investment operations	0.09	0.22	0.49	0.40	0.38

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.13)	(0.21)	(0.34)	(0.36)	(0.35)
Distributions from net realized gain on investment transactions	(0.03)	(0.07)	0	0	0

Total dividends and distributions	(0.16)	(0.28)	(0.34)	(0.36)	(0.35)

Net asset value, end of period	$12.55	$12.62	$12.68	$12.53	$12.49

Total return (a)	0.74%	1.77%	3.95%	3.24%	3.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$121,747	$144,606	$109,040	$141,225	$80,150
Average net assets (000 omitted)	$127,326	$127,870	$119,438	$106,703	$77,929
Ratio to average net assets of:
Expenses	0.63%	0.65% (d)	0.65%	0.69%	0.73%
Net investment income	1.08%	1.66% (d)	2.68%	2.81%	2.84%
Portfolio turnover rate	81%	64%	52%	134%	103%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2011 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$12.69	$12.68		$12.53	$12.50	$12.48

Income from investment operations
Investment income, net†	0.17	0.21		0.32	0.38	0.37
Net realized and unrealized gain on investment transactions	0.01	0.01		0.16	0.04	0.02

Total from investment operations	0.18	0.22		0.48	0.42	0.39

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.16)	(0.21)		(0.33)	(0.39)	(0.37)
Distributions from net realized gain on investment transactions	(0.01)	0		0	0	0

Total dividends and distributions	(0.17)	(0.21)		(0.33)	(0.39)	(0.37)

Net asset value, end of period	$12.70	$12.69		$12.68	$12.53	$12.50

Total return (a)	1.42%	1.75%		3.85%	3.35%	3.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$418,586	$591,202		$457,515	$328,867	$251,456
Average net assets (000 omitted)	$515,306	$556,818		$368,993	$277,346	$219,160
Ratio to average net assets of:
Expenses	0.62%	0.62%	(d)	0.62%	0.64%	0.66%
Net investment income	1.31%	1.65%	(d)	2.55%	3.05%	3.00%
Portfolio turnover rate	39%	23%		54%	94%	60%

See Footnote Summary on page 49.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$14.53	$14.36	$13.61	$13.83	$13.86

Income from investment operations:
Investment income, net†	0.44	0.44	0.46	0.47	0.47
Net realized and unrealized gain (loss) on investment transactions	(0.06)	0.20	0.79	(0.22)	(0.03)

Total from investment operations	0.38	0.64	1.25	0.25	0.44

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.44)	(0.44)	(0.46)	(0.47)	(0.47)
Distributions from net realized gain on investment transactions	(0.05)	(0.03)	(0.04)	0	0

Total dividends and distributions	(0.49)	(0.47)	(0.50)	(0.47)	(0.47)

Net asset value, end of period	$14.42	$14.53	$14.36	$13.61	$13.83

Total return (a)	2.74%	4.55%	9.42%	1.80%	3.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,579,981	$1,745,720	$1,692,410	$1,817,154	$1,722,790
Average net assets (000 omitted)	$1,652,024	$1,752,608	$1,643,093	$1,828,067	$1,608,192
Ratio to average net assets of:
Expenses	0.61%	0.61% (d)	0.61%	0.61%	0.61%
Net investment income	3.09%	3.05% (d)	3.33%	3.38%	3.42%
Portfolio turnover rate	14%	18%	19%	24%	24%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2011 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$14.85	$14.55	$13.96	$14.18	$14.21

Income from investment operations:
Investment income, net†	0.46	0.47	0.48	0.48	0.46
Net realized and unrealized gain (loss) on investment transactions	(0.08)	0.34	0.63	(0.22)	(0.03)

Total from investment operations	0.38	0.81	1.11	0.26	0.43

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.46)	(0.47)	(0.48)	(0.48)	(0.46)
Distributions from net realized gain on investment transactions	(0.15)	(0.04)	(0.04)	0	0

Total dividends and distributions	(0.61)	(0.51)	(0.52)	(0.48)	(0.46)

Net asset value, end of period	$14.62	$14.85	$14.55	$13.96	$14.18

Total return (a)	2.70%	5.71%	8.09%	1.83%	3.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,031,911	$1,103,565	$1,154,961	$1,363,736	$1,380,197
Average net assets (000 omitted)	$1,059,794	$1,163,905	$1,186,613	$1,414,368	$1,294,527
Ratio to average net assets of:
Expenses	0.63%	0.63% (d)	0.63%	0.62%	0.62%
Net investment income	3.19%	3.23% (d)	3.39%	3.38%	3.27%
Portfolio turnover rate	14%	33%	14%	26%	27%

See Footnote Summary on page 49.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$14.75	$14.53	$13.81	$14.00	$14.03

Income from investment operations:
Investment income, net†	0.45	0.45	0.48	0.48	0.46
Net realized and unrealized gain (loss) on investment transactions	(0.03)	0.25	0.73	(0.19)	(0.03)

Total from investment operations	0.42	0.70	1.21	0.29	0.43

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.45)	(0.46)	(0.48)	(0.48)	(0.46)
Distributions from net realized gain on investment transactions	(0.07)	(0.02)	(0.01)	0	0

Total dividends and distributions	(0.52)	(0.48)	(0.49)	(0.48)	(0.46)

Net asset value, end of period	$14.65	$14.75	$14.53	$13.81	$14.00

Total return (a)	2.96%	4.90%	8.96%	2.04%	3.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,907,931	$5,129,063	$4,942,157	$5,065,599	$4,653,605
Average net assets (000 omitted)	$4,991,204	$5,176,769	$4,716,436	$5,052,989	$4,174,406
Ratio to average net assets of:
Expenses	0.56%	0.56% (d)	0.57%	0.57%	0.58%
Net investment income	3.08%	3.10% (d)	3.39%	3.38%	3.32%
Portfolio turnover rate	18%	21%	12%	28%	18%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2011 Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$12.89	$12.70		$12.47	$12.47	$12.41

Income From investment operations
Investment income, net†	0.09	0.10		0.24	0.43	0.50
Net realized and unrealized gain on investment transactions	0.02	0.22		0.25	0.01	0.07

Total from investment operations	0.11	0.32		0.49	0.44	0.57

Less dividends and distributions:
Dividends from taxable net investment income	(0.13)	(0.13)		(0.26)	(0.44)	(0.51)
Distributions from net realized gain on investment transactions	(0.05)	0		0	0	0

Total dividends and distributions	(0.18)	(0.13)		(0.26)	(0.44)	(0.51)

Net asset value, end of period	$12.82	$12.89		$12.70	$12.47	$12.47

Total return (a)	0.87%	2.55%		3.96%	3.56%	4.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$130,219	$163,015		$172,741	$116,067	$81,196
Average net assets (000 omitted)	$149,555	$175,298		$163,493	$94,678	$83,785
Ratio to average net assets of:
Expenses	0.64%	0.64%	(d)	0.63%	0.73%	0.77%
Net investment income	0.67%	0.81%	(d)	1.90%	3.43%	4.03%
Portfolio turnover rate	170%	181%		312%	143%	101%

See Footnote Summary on page 49.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$11.92	$11.65		$11.45	$12.24	$12.31

Income from investment operations:
Investment income, net†	0.12	0.20		0.35	0.46	0.55
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01)	0.29		0.22	(0.77)	(0.05)

Total from investment operations	0.11	0.49		0.57	(0.31)	0.50

Less dividends:
Dividends from taxable net investment income	(0.14)	(0.22)		(0.37)	(0.48)	(0.57)

Net asset value, end of period	$11.89	$11.92		$11.65	$11.45	$12.24

Total return (a)	0.96%	4.29%	*	5.08%	(2.61)% *	4.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$629,603	$534,551		$424,137	$369,337	$339,266
Average net assets (000 omitted)	$624,052	$481,956		$367,415	$342,890	$355,957
Ratio to average net assets of:
Expenses	0.60%	0.62%	(d)	0.63%	0.64%	0.65%
Net investment income	0.99%	1.69%	(d)	3.08%	3.88%	4.52%
Portfolio turnover rate	99%	107%		176%	116%	127%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2011 Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$14.13	$13.18		$12.25	$13.11	$13.11

Income from investment operations
Investment income, net†	0.50	0.54		0.60	0.62	0.62
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.18	0.97		1.07	(0.80)	(0.01)

Total from investment operations	0.68	1.51		1.67	(0.18)	0.61

Less dividends and distributions:
Dividends from taxable net investment income	(0.50)	(0.56)		(0.62)	(0.68)	(0.61)
Distributions from net realized gain on investment transactions	(0.15)	0		(0.12)	0	0

Total dividends and distributions	(0.65)	(0.56)		(0.74)	(0.68)	(0.61)

Net asset value, end of period	$14.16	$14.13		$13.18	$12.25	$13.11

Total return (a)	5.09%	11.68%		14.41% *	(1.53)% ^*	4.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,159,683	$5,375,563		$5,007,391	$4,886,527	$5,062,112
Average net assets (000 omitted)	$5,261,269	$5,305,650		$4,463,855	$5,220,966	$4,592,670
Ratio to average net assets of:
Expenses	0.56%	0.56%	(d)	0.57%	0.57%	0.58%
Net investment income	3.55%	3.99%	(d)	4.96%	4.75%	4.73%
Portfolio turnover rate	110%	90%		82%	95%	204%

See Footnote Summary on page 49.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Intermediate Duration Portfolio for the years ended September 30, 2009 and September 30, 2008 by .01% and 0.02%, respectively and of the Short Duration Plus Portfolio for the years ended September 30, 2010 and September 30, 2008 by 0.01% and 0.05%, respectively.
^	The total return for the Intermediate Duration Portfolio includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.16)%.
†	Based on average shares outstanding.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the years ending September 30, 2011, September 30, 2010, September 30, 2009, September 30, 2008 and September 30, 2007, without taking into account these transaction fees would have been (21.38)%, 18.55%, 15.85%, (34.93)% and 53.46%, respectively.
(c)	Amount is less than $.005.
(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2011 Annual Report	49

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprises of 18 portfolios (“Portfolios”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
Diversified Municipal	Municipal Class, Class A, Class B and Class C

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class

OVERLAY PORTFOLIOS*
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

*	The Overlay Portfolios commenced operations on February 8, 2010.

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Taxable Portfolios, Fixed Income Municipal Portfolios and Intermediate Municipal Portfolios. The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B and Class C Shares (collectively “Retail Classes”) of International, Tax-Managed International, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

50	Sanford C. Bernstein Fund, Inc.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the “Adviser” may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

2011 Annual Report	51

Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2011:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$18,458,673	$272,541,689		$0	$291,000,362
Consumer Discretionary	7,363,828	226,455,791		0	233,819,619
Industrials	0	177,506,461		0	177,506,461
Consumer Staples	0	173,785,326		0	173,785,326
Materials	33,570,006	131,951,312		0	165,521,318
Energy	10,947,848	137,238,160		0	148,186,008
Health Care	0	93,560,123		0	93,560,123
Telecommunication Services	0	76,078,071		0	76,078,071
Information Technology	0	71,387,789		0	71,387,789
Utilities	0	34,220,514		0	34,220,514
Rights	110,515	0		0	110,515
Short-Term Investments	0	42,075,626		0	42,075,626
Total Investments in Securities	70,450,870	1,436,800,862	+	0	1,507,251,732
Other Financial Instruments*:
Assets:
Futures Contracts	774,696	0		0	774,696	#
Forward Currency Exchange Contracts	0	11,431,143		0	11,431,143
Liabilities:
Futures Contracts	(100,140)	0		0	(100,140	)#
Forward Currency Exchange Contracts	0	(18,295,711)		0	(18,295,711)
Total	$71,125,426	$1,429,936,294		$0	$1,501,061,720

52	Sanford C. Bernstein Fund, Inc.

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$42,611,326	$645,006,708		$0	$687,618,034
Consumer Discretionary	12,740,381	536,993,161		0	549,733,542
Industrials	0	428,643,540		0	428,643,540
Consumer Staples	0	408,605,136		0	408,605,136
Materials	79,767,433	325,200,572		0	404,968,005
Energy	18,978,371	339,049,931		0	358,028,302
Health Care	0	223,894,540		0	223,894,540
Telecommunication Services	0	178,846,723		0	178,846,723
Information Technology	0	166,734,318		0	166,734,318
Utilities	0	86,858,954		0	86,858,954
Rights	263,134	0		0	263,134
Short-Term Investments	0	97,589,836		0	97,589,836
Total Investments in Securities	154,360,645	3,437,423,419	+	0	3,591,784,064
Other Financial Instruments*:
Assets:
Futures Contracts	1,841,252	0		0	1,841,252	#
Forward Currency Exchange Contracts	0	103,928,599		0	103,928,599
Liabilities:
Futures Contracts	(238,277)	0		0	(238,277	)#
Forward Currency Exchange Contracts	0	(124,863,672)		0	(124,863,672)
Total	$155,963,620	$3,416,488,346		$0	$3,572,451,966

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$66,405,838	$249,952,362		$1,950,523	$318,308,723
Energy	134,571,831	48,332,069		12,231,415	195,135,315
Information Technology	10,729,109	167,394,583		0	178,123,692
Materials	51,157,400	122,389,758		0	173,547,158
Consumer Discretionary	32,508,450	127,412,268		0	159,920,718
Industrials	17,940,886	47,771,434		0	65,712,320
Consumer Staples	15,472,615	29,529,552		0	45,002,167
Utilities	30,064,985	4,862,815		0	34,927,800
Telecommunication Services	20,829,767	5,611,831		0	26,441,598
Health Care	2,947,507	9,928,464		0	12,875,971
Warrants	0	18,339,309		0	18,339,309
Short-Term Investments	0	8,905,523		0	8,905,523
Total Investments in Securities	382,628,388	840,429,968	+	14,181,938	1,237,240,294
Other Financial Instruments*:
Total	$382,628,388	$840,429,968		$14,181,938	$1,237,240,294

2011 Annual Report	53

Notes to Financial Statements (continued)

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$127,051,851	$1,852,470	^	$128,904,321
Short-Term Municipal Notes	0	16,635,000	0		16,635,000
U.S. Treasuries	0	4,231,246	0		4,231,246
Short-Term Investments	0	6,660,852	0		6,660,852
Total Investments in Securities	0	154,578,949	1,852,470		156,431,419
Other Financial Instruments*	0	0	0		0
Total	$0	$154,578,949	$1,852,470		$156,431,419

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$117,043,292	$68,000		$117,111,292
U.S. Treasuries	0	7,733,230	0		7,733,230
Short-Term Investments	0	2,686,534	0		2,686,534
Total Investments in Securities	0	127,463,056	68,000		127,531,056
Other Financial Instruments*	0	0	0		0
Total	$0	$127,463,056	$68,000		$127,531,056

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$375,188,432	$154,500	^	$375,342,932
Short-Term Municipal Notes	0	39,245,000	0		39,245,000
Short-Term Investments	0	14,152,981	0		14,152,981
Total Investments in Securities	0	428,586,413	154,500		428,740,913
Other Financial Instruments*	0	0	0		0
Total	$0	$428,586,413	$154,500		$428,740,913

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,788,608,981	$13,911,550		$1,802,520,531
Short-Term Investments	0	15,990,661	0		15,990,661
Total Investments in Securities	0	1,804,599,642	13,911,550		1,818,511,192
Other Financial Instruments*	0	0	0		0
Total	$0	$1,804,599,642	$13,911,550		$1,818,511,192

CALIFORNIA PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,087,314,025	$128,000		$1,087,442,025
Short-Term Investments	0	10,398,646	0		10,398,646
Total Investments in Securities	0	1,097,712,671	128,000		1,097,840,671
Other Financial Instruments*	0	0	0		0
Total	$0	$1,097,712,671	$128,000		$1,097,840,671

54	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$5,201,426,590	$161,000	^	$5,201,587,590
Short-Term Municipal Notes	0	172,780,000	0		172,780,000
U.S. Treasuries	0	81,503,102	0		81,503,102
Short-Term Investments	0	203,270,460	0		203,270,460
Total Investments in Securities	0	5,658,980,152	161,000		5,659,141,152
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts	0	0	370,480		370,480
Liabilities	0	0	0		0
Total	$0	$5,658,980,152	$531,480		$5,659,511,632

U.S. GOVERNMENT SHORT DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Governments—Treasuries	$0	$89,122,372	$0		$89,122,372
Mortgage Pass-Through’s	0	29,761,523	0		29,761,523
Collateralized Mortgage Obligations	0	0	5,186,304		5,186,304
Inflation-Linked Securities	0	1,950,572	0		1,950,572
Total Investments in Securities	0	120,834,467	5,186,304		126,020,771
Other Financial Instruments*:
Assets:
Futures Contracts	80	0	0		80	#
Liabilities:
Futures Contracts	(24,234)	0	0		(24,234	)#
Total	$(24,154)	$120,834,467	$5,186,304		$125,996,617

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Governments—Treasuries	$0	$369,138,286	$0		$369,138,286
Asset-Backed Securities	0	114,656,968	9,273,835		123,930,803
Mortgage Pass-Through’s	0	84,739,822	0		84,739,822
Corporates—Investment Grades	0	53,206,127	0		53,206,127
Commercial Mortgage-Backed Securities	0	13,594,852	11,947,915		25,542,767
Agencies	0	21,451,074	0		21,451,074
Collateralized Mortgage Obligations	0	5,151,128	13,488,575		18,639,703
Inflation-Linked Securities	0	11,439,493	0		11,439,493
Governments—Sovereign Agencies	0	3,399,216	0		3,399,216
Short-Term Investments	0	5,957,998	0		5,957,998
Total Investments in Securities	0	682,734,964	34,710,325		717,445,289
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	0	1,653,444	0		1,653,444
Liabilities:
Futures Contracts	(355,623)	0	0		(355,623	)#
Total	$(355,623)	$684,388,408	$34,710,325		$718,743,110

2011 Annual Report	55

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$1,445,746,602	$0	$1,445,746,602
Mortgage Pass-Through’s	0	1,305,430,061	0	1,305,430,061
Corporates—Investment Grades	0	1,177,369,792	0	1,177,369,792
Agencies	0	408,580,115	0	408,580,115
Commercial Mortgage-Backed Securities	0	132,582,664	5,647,349	138,230,013
Asset-Backed Securities	0	50,219,959	34,842,778	85,062,737
Inflation-Linked Securities	0	78,306,129	0	78,306,129
Governments—Sovereign Agencies	0	63,599,471	0	63,599,471
Corporates—Non-Investment Grades	0	62,840,519	0	62,840,519
Quasi-Sovereigns	0	45,712,423	0	45,712,423
Collateralized Mortgage Obligations	0	1,134,937	16,233,220	17,368,157
Local Governments—Municipal Bonds	0	15,907,171	0	15,907,171
Bank Loans	0	0	13,056,540	13,056,540
Governments—Sovereign Bonds	0	10,355,126	0	10,355,126
Preferred Stocks	5,230,323	0	0	5,230,323
Common Stocks^	0	0	0	0
Warrants^	0	0	0	0
Short-Term Investments	0	685,547,035	0	685,547,035
Total Investments in Securities	5,230,323	5,483,332,004	69,779,887	5,558,342,214
Other Financial Instruments:
Assets:
Futures Contracts	530,071	0	0	530,071	#
Forward Currency Exchange Contracts	0	7,125,209	0	7,125,209
Credit Default Swap Contracts	0	3,175,749	0	3,175,749
Liabilities:
Forward Currency Exchange Contracts	0	(3,369,764)	0	(3,369,764)
Total	$5,760,394	$5,490,263,198	$69,779,887	$5,565,803,479

^	The Portfolio held securities with zero market value at period end.
*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1
#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

56	Sanford C. Bernstein Fund, Inc.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

EMERGING MARKETS PORTFOLIO	FINANCIALS	ENERGY	WARRANTS	TOTAL
Balance as of 9/30/10	$0	$0	$26,485,195	$26,485,195
Accrued discounts/(premiums)	0	0	0	0
Realized gain (loss)	(66,906)	1,261,216	4,634,546	5,828,856
Change in unrealized appreciation/depreciation	(251,634)	(4,344,166)	(2,155,061)	(6,750,861)
Purchases	2,785,617	10,531,675	6,471,891	19,789,183
Sales	(516,554)	(4,556,671)	(24,276,709)	(29,349,934)
Transfers in to Level 3	0	9,339,361	0	9,339,361
Transfers out of Level 3	0	0	(11,159,862)	(11,159,862)

Balance as of 9/30/11	$1,950,523	$12,231,415	$0	$14,181,938

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11**	$(251,634)	$(4,344,166)	$0	$(4,595,800)

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS*	TOTAL
Balance as of 9/30/10	$96,000	$96,000
Accrued discounts/(premiums)	0	0
Realized gain (loss)	(296,710)	(296,710)
Change in unrealized appreciation/depreciation	294,080	294,080
Purchases	0	0
Sales	(183,290)	(183,290)
Transfers in to Level 3	1,942,390	1,942,390
Transfers out of Level 3	0	0

Balance as of 9/30/11	$1,852,470	$1,852,470

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11**	$(89,920)	$(89,920)

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/10	$15,000	$15,000
Accrued discounts/(premiums)	0	0
Realized gain (loss)	(47,914)	(47,914)
Change in unrealized appreciation/depreciation	(12,634)	(12,634)
Purchases	0	0
Sales	(27,000)	(27,000)
Transfers in to Level 3	140,548	140,548
Transfers out of Level 3	0	0

Balance as of 9/30/11	$68,000	$68,000

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11**	$(72,548)	$(72,548)

2011 Annual Report	57

Notes to Financial Statements (continued)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS*	TOTAL
Balance as of 9/30/10	$234,540	$234,540
Accrued discounts/(premiums)	0	0
Realized gain (loss)	(591,341)	(591,341)
Change in unrealized appreciation/depreciation	573,279	573,279
Purchases	0	0
Sales	(352,599)	(352,599)
Transfers in to Level 3	336,161	336,161
Transfers out of Level 3	(45,540)	(45,540)

Balance as of 9/30/11	$154,500	$154,500

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11**	$(181,661)	$(181,661)

NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/10	$—	$—
Accrued discounts/(premiums)	70	70
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(513,661)	(513,661)
Purchases	—	—
Sales	—	—
Transfers in to Level 3	14,425,141	14,425,141
Transfers out of Level 3	—	—

Balance as of 9/30/11	$13,911,550	$13,911,550

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11**	$(513,661)	$(513,661)

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/10	$134,000	$134,000
Accrued discounts/(premiums)	0	0
Realized gain (loss)	(428,800)	(428,800)
Change in unrealized appreciation/depreciation	504,000	504,000
Purchases	0	0
Sales	(241,200)	(241,200)
Transfers in to Level 3	160,000	160,000
Transfers out of Level 3	0	0

Balance as of 9/30/11	$128,000	$128,000

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11**	$(32,000)	$(32,000)

58	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS*	INTEREST RATE SWAP CONTRACTS	TOTAL
Balance as of 9/30/10	$2,156,650	$0	$2,156,650
Accrued discounts/(premiums)	0	0	0
Realized gain (loss)	(3,290,909)	0	(3,290,909)
Change in unrealized appreciation/depreciation	4,048,149	(675,626)	3,372,523
Purchases	0	0	0
Sales	(1,959,091)	0	(1,959,091)
Net transfers in to Level 3	201,250	1,046,106	1,247,356
Net transfers out of Level 3	(995,049)	0	(995,049)

Balance as of 9/30/11	$161,000	$370,480	$531,480

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11**	$(40,250)	$(675,626)	$(715,876)

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of 9/30/10	$0	$0
Accrued discounts/(premiums)	(10)	(10)
Realized gain (loss)	(39)	(39)
Change in unrealized appreciation/depreciation	18,224	18,224
Purchases	5,730,000	5,730,000
Sales	(759,069)	(759,069)
Transfers into Level 3	197,198	197,198
Transfers out of Level 3	0	0

Balance as of 9/30/11	$5,186,304	$5,186,304

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11**	$18,224	$18,224

SHORT DURATION PLUS PORTFOLIO	ASSET-BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of 9/30/10	$6,622,628	$6,389,732	$4,198,983	$17,211,343
Accrued discounts/(premiums)	2,402	260	(331)	2,331
Realized gain (loss)	(4,251,342)	(867,265)	(2,429,240)	(7,547,847)
Change in unrealized appreciation/depreciation	4,799,779	1,829,435	2,532,358	9,161,572
Purchases	7,052,686	6,736,833	12,012,142	25,801,661
Sales	(4,952,318)	(2,141,080)	(3,196,128)	(10,289,526)
Transfers in to Level 3	0	0	370,791	370,791
Transfers out of Level 3	0	0	0	0

Balance as of 9/30/11	$9,273,835	$11,947,915	$13,488,575	$34,710,325

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11**	$44,276	$543,881	$(8,468)	$579,689

2011 Annual Report	59

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO	CORPORATES - INVESTMENT GRADES	COMMERCIAL MORTGAGE- BACKED SECURITIES	CORPORATES - NON-INVESTMENT GRADES
Balance as of 9/30/10	$13,344,256	$133,254,872	$4,960,564
Accrued discounts/(premiums)	0	326,043	5,371
Realized gain (loss)	0	9,137,071	64,149
Change in unrealized appreciation/depreciation	0	(7,551,968)	(159,415)
Purchases	0	18,205,680	0
Sales	0	(147,724,349)	(4,870,669)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	(13,344,256)	0	0

Balance as of 9/30/11	$0	$5,647,349	$0

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11**	$0	$453,631	$0

	ASSET - BACKED SECURITIES	BANK LOANS	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/10	$30,547,592	$80,795,570	$41,994,264
Accrued discounts/(premiums)	2,189	856,114	2,058
Realized gain (loss)	(14,950,655)	(2,913,332)	(13,264,390)
Change in unrealized appreciation/depreciation	16,939,825	2,743,591	12,736,605
Purchases	16,627,463	8,407,868	0
Sales	(14,323,636)	(76,833,271)	(25,235,317)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	0

Balance as of 9/30/11	$34,842,778	$13,056,540	$16,233,220

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11**	$1,417,921	$(1,168,480)	$(149,004)

	COMMON STOCKS*	WARRANTS*	TOTAL
Balance as of 9/30/10	$81,904	$0	$304,979,022
Accrued discounts/(premiums)	0	0	1,191,775
Realized gain (loss)	0	0	(21,927,157)
Change in unrealized appreciation/depreciation	(81,904)	0	24,626,734
Purchases	0	0	43,241,011
Sales	0	0	(268,987,242)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	(13,344,256)

Balance as of 9/30/11	$0	$0	$69,779,887

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11**	$0	$0	$554,068

*	The Portfolio held a security with zero market value at period end.
**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

60	Sanford C. Bernstein Fund, Inc.

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2011, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

2011 Annual Report	61

Notes to Financial Statements (continued)

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to foreign currency gain(loss) reclassifications, paydown gain(loss), swap income (loss), the tax treatment of passive foreign investment companies (PFICs), reclassifications of distributions, contributions from the Adviser, capital gain withholding tax, consent fees, and the disposition of defaulted securities, are reflected as adjustments to the components of capital as of September 30, 2011, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
International	$0	$1,916,740	$(1,916,740)
Tax-Managed International	(395,944)	10,500,307	(10,104,363)
Emerging Markets	0	(1,074,709)	1,074,709
Short Duration New York Municipal	0	0	0
Short Duration California Municipal	0	(20,364)	20,364
Short Duration Diversified Municipal	0	0	0
New York Municipal	0	(154,581)	154,581
California Municipal	0	(48,889)	48,889
Diversified Municipal	0	737,232	(737,232)
U.S. Government Short Duration	0	580,710	(580,710)
Short Duration Plus	0	1,020,134	(1,020,134)
Intermediate Duration	0	5,336,383	(5,336,383)

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

62	Sanford C. Bernstein Fund, Inc.

J.	Portfolio Transaction Fee

The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

FIRST $1 BILLION		NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

					FIRST $750 MILLION	THEREAFTER
Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, U.S. Government Short Duration and Short Duration Plus					0.450%	0.400%

			FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal			0.500%	0.450%	0.400%	0.350%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal and Intermediate Duration*		0.500%	0.450%	0.400%	0.350%	0.300%

*	Prior to October 21, 2010, Diversified Municipal Portfolio’s advisory fee rates were 0.500%, 0.450%, 0.400% and 0.350%.

During the year ended September 30, 2010, the Adviser reimbursed the Tax-Managed International Portfolio $395,945 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal

2011 Annual Report	63

Notes to Financial Statements (continued)

plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is .10 of 1%, annualized, of the average daily net assets of each Portfolio during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is .25 of 1%, annualized, of the average daily net assets of each Portfolio during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2011, the compensation retained by ABIS amounted to: International Portfolio, $21,151; Tax-Managed International Portfolio, $17,982; New York Municipal Portfolio, $24,769; California Municipal Portfolio, $18,000; Diversified Municipal Portfolio, $46,423; and Short Duration Plus Portfolio, $40,107.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the 12 Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio and Tax-Managed International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. With respect to the Short Duration Plus Portfolio, effective February 1, 2011, the Distributor voluntarily waived .10 of 1% to limit the fees to .90 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. Such waiver amounted to $19,758. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	NEW YORK MUNICIPAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	SHORT DURATION PLUS
Class B	$197,676	$227,387	$753,661	$508,291	$466,548	$38,621
Class C	1,363,636	1,233,173	1,824,389	1,120,006	2,269,324	851,896

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced

64	Sanford C. Bernstein Fund, Inc.

front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the International Portfolio and the Tax-Managed International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the International Portfolio and the Tax-Managed International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are not currently being offered but would be sold without an initial or contingent deferred sales charge and would be offered to certain group retirement plans.

AllianceBernstein Investments, Inc., has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the year ended September 30, 2011, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
International	$331	$217	$914	$342
Tax-Managed International	208	0	261	25
New York Municipal	619	37,258	382	26,359
California Municipal	79	13,678	262	4,478
Diversified Municipal	409	118,828	1,217	31,778
Short Duration Plus	3,509	14,142	3,503	1,509

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2011 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
International	$2,863,921	$0	$0
Tax-Managed International	6,464,731	0	0
Emerging Markets	3,609,028	0	0
U.S. Government Short Duration	613	0	0
Short Duration Plus	16,297	0	0
Intermediate Duration	16,956	0	0

There were no brokerage commissions paid by Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal and Diversified Municipal Portfolios for the year ended September 30, 2011.

2011 Annual Report	65

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2011, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$1,215,523,967	$0	$1,476,848,003	$0
Tax-Managed International	2,788,225,947	0	3,317,441,016	0
Emerging Markets	1,019,530,064	0	1,331,712,175	0
Short Duration New York Municipal	60,382,947	0	190,559,557	0
Short Duration California Municipal	71,045,407	40,777,529	65,551,246	33,006,603
Short Duration Diversified Municipal	170,513,318	22,831,738	294,363,917	83,971,829
New York Municipal	258,264,426	0	368,705,482	0
California Municipal	132,170,653	16,610,887	169,689,031	16,637,524
Diversified Municipal	866,372,839	81,153,456	867,259,631	227,998,981
U.S. Government Short Duration	5,730,000	240,252,770	1,950,703	266,862,744
Short Duration Plus	286,030,077	555,948,005	179,707,262	514,963,461
Intermediate Duration	758,605,116	4,859,394,730	1,742,031,781	3,948,306,578

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	COST	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO		APPRECIATION	(DEPRECIATION)
International	$1,788,430,770	$63,889,158	$(345,068,196)	$(281,179,038)
Tax-Managed International	4,151,959,090	167,964,176	(728,139,202)	(560,175,026)
Emerging Markets	1,397,439,013	135,161,356	(295,360,075)	(160,198,719)
Short Duration New York Municipal	156,926,649	992,282	(1,487,512)	(495,230)
Short Duration California Municipal	127,419,053	761,442	(649,439)	112,003
Short Duration Diversified Municipal	427,623,416	3,419,907	(2,302,410)	1,117,497
New York Municipal	1,727,940,201	106,057,981	(15,486,990)	90,570,991
California Municipal	1,045,378,366	60,690,333	(8,228,028)	52,462,305
Diversified Municipal	5,415,492,550	282,305,428	(38,656,826)	243,648,602
U.S. Government Short Duration	125,196,732	871,714	(47,675)	824,039
Short Duration Plus	714,913,180	5,047,219	(2,515,110)	2,532,109
Intermediate Duration	5,351,169,275	277,490,770	(70,317,831)	207,172,939

B.	Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the

66	Sanford C. Bernstein Fund, Inc.

price of the securities hedged or used for cover. The Tax-Managed International and International Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements).When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2011, the Short Duration Plus and Intermediate Duration Portfolios held futures contracts for hedging and non-hedging purposes. The International, Tax-Managed International and U.S. Government Short Duration Portfolios also held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio in that particular currency contract.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2011, the International, Tax-Managed International, Short Duration Plus and Intermediate Duration Portfolios held foreign-currency exchange contracts for hedging purposes.

2011 Annual Report	67

Notes to Financial Statements (continued)

•	Swap Agreements

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

The Portfolio may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2011, the Diversified Municipal Portfolio held interest rate swap contracts for hedging purposes.

Credit Default Swaps:

Certain Portfolios may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the

68	Sanford C. Bernstein Fund, Inc.

Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended September 30, 2011, the Intermediate Duration Portfolio held credit default swaps for hedging purposes.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2011, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

At September 30, 2011, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$11,431,143	Unrealized depreciation of forward currency exchange contracts	$18,295,711
Equity contracts			Margin due from/owed to broker on futures contracts	674,556	*
Total		$11,431,143		$18,970,267

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

2011 Annual Report	69

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$4,447,539	$(13,201,511)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(709,820)	552,592
Total		$3,737,719	$(12,648,919)

For the year ended September 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $1,373,322,049. For ten months of the year, the average monthly original value of futures contracts was $13,840,099.

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$103,928,599		Unrealized depreciation of forward currency exchange contracts	$124,863,672
Equity contracts	Margin due from/owed to broker on futures contracts	1,602,975	*
Total		$105,531,574			$124,863,672

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$31,560,532	$(60,184,661)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(9,756,820)	1,874,015
Total		$21,803,712	$(58,310,646)

70	Sanford C. Bernstein Fund, Inc.

For the year ended September 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $3,462,053,076. For eleven months of the year, the average monthly original value of futures contracts was $28,139,688.

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation of interest rate swap agreements	$370,480
Total		$370,480

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	$737,232	$(675,626)
Total		$737,232	$(675,626)

For the year ended September 30, 2011, the average monthly notional amount of interest rate swaps was $22,255,000.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts			Margin due from/owed to broker on futures contracts	$24,154	*
Total				$24,154

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	$(244,736)	$(24,154)
Total		$(244,736)	$(24,154)

For nine months of the year ended September 30, 2011, average monthly original value of futures contracts was $4,829,880.

2011 Annual Report	71

Notes to Financial Statements (continued)

SHORT DURATION PLUS	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,653,444
Interest rate contracts			Margin due from/owed to broker on futures contracts	355,623	*
Total		$1,653,444		$355,623

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,159,379	$1,653,444
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(467,005)	(492,822)
Total		$692,374	$1,160,622

For the year ended September 30, 2011, the average monthly original value of future contracts was $161,587,679. For seven months of the year, the average monthly principal amount of foreign currency exchange contracts was $66,914,806.

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$7,125,209		Unrealized depreciation of forward currency exchange contracts	$3,369,764
Credit contracts	Unrealized appreciation of credit default swap agreements	3,175,749
Interest rate contracts	Margin due from/owed to broker on futures contracts	530,071	*
Total		$10,831,029			$3,369,764

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

72	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$4,414,795	$4,002,503
Credit contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	583,646	3,175,749
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(3,008,097)	0
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(2,121,413)	451,689
Total		$(131,069)	$7,629,941

For the year ended September 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $105,779,376 and the average monthly original value of futures contracts was $146,444,253. For seven months of the year, the average monthly notional amount of interest rate swaps was $297,270,000. For four months of the year, the average monthly notional amount of credit default swaps was $103,965,471.

C.	Currency Transactions

Certain Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio and the Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolios are compensated by “fee income”, which is received when the Portfolios enter into the commitment. Such fee income is recorded as deferred income and accrued by each Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolios. For the year ended September 30, 2011, the U.S. Government Short Duration Portfolio and Intermediate Duration Portfolio earned drop income of $29,720 and $1,617,104, respectively, which is included in interest income in the

2011 Annual Report	73

Notes to Financial Statements (continued)

accompanying statement of operations. For the year ended September 30, 2011, the Short Duration Plus Portfolio had no transactions in dollar rolls.

E.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2011, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio and Short Duration Plus Portfolio was $1,558,759 and $137,271, respectively, and the daily weighted average annualized interest rate was (0.49)% and (0.25)%, respectively. During the period, the Portfolios received net interest payment from counterparties.

NOTE 4.	Distributions to Shareholders

The tax characters of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 were as follows:

	2011	2010
International
Distributions paid from:
Ordinary income	$36,153,254	$44,379,989

Total distributions paid	$36,153,254	$44,379,989

Tax-Managed International
Distributions paid from:
Ordinary income	$82,849,056	$97,127,671

Total distributions paid	$82,849,056	$97,127,671

Emerging Markets
Distributions paid from:
Ordinary income	$18,106,284	$13,973,462

Total distributions paid	$18,106,284	$13,973,462

Short Duration New York Municipal
Distributions paid from:
Ordinary income	$42,553	$295,194

Total taxable distributions paid	42,553	295,194
Tax exempt distributions	3,200,451	4,294,334

Total distributions paid	$3,243,004	$4,589,528

Short Duration California Municipal
Distributions paid from:
Ordinary income	$111,236	$174,663
Net long-term capital gains	162,406	628,258

Total taxable distributions paid	273,642	802,921
Tax exempt distributions	1,377,007	1,950,307

Total distributions paid	$1,650,649	$2,753,228

74	Sanford C. Bernstein Fund, Inc.

	2011	2010
Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$140,324	$717,811
Net long-term capital gains	241,315	0

Total taxable distributions paid	381,639	717,811
Tax exempt distributions	6,607,653	8,481,264

Total distributions paid	$6,989,292	$9,199,075

New York Municipal
Distributions paid from:
Ordinary income	$966,091	$1,263,287
Net long-term capital gains	6,120,387	4,149,750

Total taxable distributions paid	7,086,478	5,413,037
Tax exempt distributions	57,048,028	56,178,752

Total distributions paid	$64,134,506	$61,591,789

California Municipal
Distributions paid from:
Ordinary income	$213,389	$350,567
Net long-term capital gains	11,629,683	3,522,700

Total taxable distributions paid	11,843,072	3,873,267
Tax exempt distributions	35,601,782	38,950,534

Total distributions paid	$47,444,854	$42,823,801

Diversified Municipal
Distributions paid from:
Ordinary income	$3,177,364	$4,790,016
Net long-term capital gains	26,087,938	8,355,606

Total taxable distributions paid	29,265,302	13,145,622
Tax exempt distributions	166,171,922	163,704,473

Total distributions paid	$195,437,224	$176,850,095

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$1,892,126	$1,820,407
Net long-term capital gains	272,502	0

Total taxable distributions paid	$2,164,628	$1,820,407

Total distributions paid	$2,164,628	$1,820,407

Short Duration Plus
Distributions paid from:
Ordinary income	$8,144,555	$10,324,416

Total distributions paid	$8,144,555	$10,324,416

Intermediate Duration
Distributions paid from:
Ordinary income	$248,868,880	$217,135,550

Total distributions paid	$248,868,880	$217,135,550

2011 Annual Report	75

Notes to Financial Statements (continued)

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	ORDINARY INCOME		LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
International	$28,304,587		$0	$(1,060,693,758)	$(279,699,385)	$(1,312,088,556)
Tax-Managed International	80,790,955		0	(2,075,014,652)	(555,975,011)	(2,550,198,708)
Emerging Markets	11,801,784		49,326,519	0	(160,426,752)	(99,298,449)
Short Duration New York Municipal	66,770	(a)	0	(453,637)	(495,230)	(882,097)
Short Duration California Municipal	7,286	(a)	0	(330,322)	112,003	(211,033)
Short Duration Diversified Municipal	213,264	(a)	157,164	0	1,117,497	1,487,925
New York Municipal	1,316,869	(a)	0	(7,380,327)	90,570,991	84,507,533
California Municipal	852,314	(a)	0	(6,801,838)	52,462,305	46,512,781
Diversified Municipal	7,244,394	(a)	460,992	0	243,919,501	251,624,887
U.S. Government Short Duration	373,009		751,301	0	824,040	1,948,350
Short Duration Plus	1,269,567		0	(30,983,378)	2,487,098	(27,226,713)
Intermediate Duration	36,084,717		70,093,206	(877,432)	209,377,458	314,677,949

(a)	Includes tax exempt income as shown below:

Short Duration New York Municipal	$66,770
Short Duration California Municipal	7,286
Short Duration Diversified Municipal	98,753
New York Municipal	1,316,869
California Municipal	852,314
Diversified Municipal	4,605,873

(b)	At September 30, 2011, Short Duration Plus Portfolio deferred $823,266 in straddle losses, and Intermediate Duration Portfolio deferred $877,432 in straddle losses. Additionally, at September 30, 2011 the following Portfolios had capital loss carryforwards as shown below:

PORTFOLIO	CAPITAL LOSS CARRYFORWARD AMOUNT	EXPIRATION
International	$137,445,488	9/30/2017
International	910,864,476	9/30/2018
Tax-Managed International	344,280,794	9/30/2017
Tax-Managed International	1,714,396,065	9/30/2018
Short Duration New York Municipal	21,687	9/30/2014
Short Duration New York Municipal	71,615	9/30/2015
Short Duration New York Municipal	50,848	9/30/2019
Short Duration California Municipal	60,957	9/30/2019
New York Municipal	2,142,407	9/30/2019
California Municipal	2,406,179	9/30/2019
Short Duration Plus	3,594,854	9/30/2013
Short Duration Plus	6,491,604	9/30/2014
Short Duration Plus	4,022,522	9/30/2015
Short Duration Plus	920,045	9/30/2016
Short Duration Plus	5,807,512	9/30/2017
Short Duration Plus	1,960,592	9/30/2018
Short Duration Plus	2,061,764	9/30/2019

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and straddles, swap income (loss) accrual, interest accrual on defaulted securities and the mark to market of forward foreign currency contracts, futures contracts and passive foreign investment companies (PFICs).

76	Sanford C. Bernstein Fund, Inc.

(d)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals and dividends payable to shareholders.

At September 30, 2011, the following Portfolios had post-October capital loss deferrals as shown below. For tax purposes, these losses are deemed to arise on October 1, 2011.

POST-OCTOBER CAPITAL LOSS DEFERRAL
International	$12,383,794
Tax-Managed International	16,337,793
Short Duration New York Municipal	309,487
Short Duration California Municipal	269,365
New York Municipal	5,237,920
California Municipal	4,395,659
Short Duration Plus	5,301,219

During the year ended September 30, 2011, capital loss carryforwards were utilized by the Portfolios as shown below:

CAPITAL LOSS CARRYFORWARD UTILIZED
International	$16,290,624
Tax-Managed International	27,325,332
Emerging Markets	179,757,297

NOTE 5.	Risks Involved in Investing in the Portfolios

Emerging Markets and International Portfolios—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Country Concentration Risk—The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in largecap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

Fixed Income Portfolios—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise

2011 Annual Report	77

Notes to Financial Statements (continued)

honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Prior to September 15, 2008, the Intermediate Duration Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $9,843,441. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of September 30, 2011, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $3,834,020 (38.95% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The two New York Municipal Portfolios and two California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Riskier than a Money-Market Fund—The Short Duration Portfolios invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified.” This means state specific Municipal Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment Risk—Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

No Government Guarantee—Investments in the U.S. Government Short Duration Portfolio are not insured by the U.S. Government.

Derivatives Risk—All Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

78	Sanford C. Bernstein Fund, Inc.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Emerging Markets Portfolio.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	RETAIL CLASS A SHARES	RETAIL CLASS B SHARES	RETAIL CLASS C SHARES	TOTAL
International	600	200	200	200	1,400	(a)
Tax-Managed International	600	200	200	200	1,200
Emerging Markets	200	0	0	0	200
Short Duration New York Municipal	100	0	0	0	100
Short Duration California Municipal	100	0	0	0	100
Short Duration Diversified Municipal	100	0	0	0	100
New York Municipal	400	200	200	200	1,000
California Municipal	200	200	200	200	800
Diversified Municipal	800	400	400	400	2,000
U.S. Government Short Duration	200	0	0	0	200
Short Duration Plus	200	200	200	200	1,000	(a)
Intermediate Duration	600	0	0	0	600
Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N	3,600	0	0	0	3,600	(b)

(a)	An additional 200 million is allocated to the retirement class of shares which is not currently being offered.

(b)	3.6 billion has been allocated to the Overlay Portfolios of which 300 million is allocated to Class 1 and 300 million is allocated to Class 2 shares for each Overlay Portfolio.

2011 Annual Report	79

Notes to Financial Statements (continued)

Share transactions for each Portfolio for the years ended September 30, 2011 and September 30, 2010, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
International Class Shares
Shares sold	22,737,909	20,972,377	$346,369,290	$305,778,982
Shares issued to shareholders on reinvestment of dividends	337,952	471,834	5,167,275	7,039,767
Shares redeemed	(39,613,491)	(41,589,889)	(606,143,191)	(598,013,652)

Net decrease	(16,537,630)	(20,145,678)	(254,606,626)	(285,194,903)
Beginning of period	137,525,477	157,671,155	3,030,676,827	3,315,871,730

End of period	120,987,847	137,525,477	$2,776,070,201	$3,030,676,827

Class A Shares
Shares sold	61,691	131,026	$925,378	$1,906,393
Shares issued to shareholders on reinvestment of dividends	7,816	12,618	119,197	187,625
Shares converted from Class B	9,078	8,082	140,209	118,075
Shares redeemed	(256,466)	(722,312)	(3,955,696)	(10,160,335)

Net decrease	(177,881)	(570,586)	(2,770,912)	(7,948,242)
Beginning of period	764,402	1,334,988	29,299,861	37,248,103

End of period	586,521	764,402	$26,528,949	$29,299,861

Class B Shares
Shares sold	3,396	11,494	$49,463	$163,006
Shares issued to shareholders on reinvestment of dividends	431	854	6,544	12,641
Shares converted to Class A	(9,159)	(8,153)	(140,209)	(118,075)
Shares redeemed	(33,783)	(32,635)	(514,817)	(465,490)

Net decrease	(39,115)	(28,440)	(599,019)	(407,918)
Beginning of period	106,068	134,508	3,053,936	3,461,854

End of period	66,953	106,068	$2,454,917	$3,053,936

Class C Shares
Shares sold	26,668	52,561	$409,489	$776,889
Shares issued to shareholders on reinvestment of dividends	2,315	4,515	35,189	66,919
Shares redeemed	(259,706)	(209,157)	(3,968,731)	(3,006,898)

Net decrease	(230,723)	(152,081)	(3,524,053)	(2,163,090)
Beginning of period	555,996	708,077	18,425,733	20,588,823

End of period	325,273	555,996	$14,901,680	$18,425,733

80	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Tax-Managed International Class Shares
Shares sold	45,602,742	48,526,828	$703,950,786	$713,599,508
Shares issued to shareholders on reinvestment of dividends	482,051	697,848	7,423,588	10,516,127
Shares redeemed	(77,122,303)	(79,048,522)	(1,187,959,389)	(1,145,727,264)

Net decrease	(31,037,510)	(29,823,846)	(476,585,015)	(421,611,629)
Beginning of period	319,009,202	348,833,048	6,497,428,992	6,919,040,621

End of period	287,971,692	319,009,202	$6,020,843,977	$6,497,428,992

Class A Shares
Shares sold	8,751	18,745	$135,048	$268,879
Shares issued to shareholders on reinvestment of dividends	1,572	1,951	24,064	29,214
Shares converted from Class B	504	64	7,513	922
Shares redeemed	(53,290)	(58,582)	(823,358)	(841,626)

Net decrease	(42,463)	(37,822)	(656,733)	(542,611)
Beginning of period	221,172	258,994	8,302,319	8,844,930

End of period	178,709	221,172	$7,645,586	$8,302,319

Class B Shares
Shares sold	0	16	$0	$236
Shares issued to shareholders on reinvestment of dividends	58	132	883	1,961
Shares converted to Class A	(511)	(64)	(7,513)	(922)
Shares redeemed	(3,535)	(9,489)	(52,715)	(125,632)

Net decrease	(3,988)	(9,405)	(59,345)	(124,357)
Beginning of period	15,439	24,844	483,186	607,543

End of period	11,451	15,439	$423,841	$483,186

Class C Shares
Shares sold	3,887	11,454	$60,000	$168,398
Shares issued to shareholders on reinvestment of dividends	388	637	5,900	9,470
Shares redeemed	(59,238)	(10,354)	(905,209)	(149,009)

Net increase (decrease)	(54,963)	1,737	(839,309)	28,859
Beginning of period	118,924	117,187	3,789,131	3,760,272

End of period	63,961	118,924	$2,949,822	$3,789,131

2011 Annual Report	81

Notes to Financial Statements (continued)

	EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Shares sold	7,229,333	7,912,379	7,335,004	16,777,876
Shares issued to shareholders on reinvestment of dividends	509,933	449,851	139,721	203,329
Shares redeemed	(17,578,148)	(20,538,966)	(16,581,286)	(13,879,572)

Net increase (decrease) in shares outstanding	(9,838,882)	(12,176,736)	(9,106,561)	3,101,633
Shares outstanding at beginning of period	60,922,845	73,099,581	21,792,327	18,690,694

Shares outstanding at end of period	51,083,963	60,922,845	12,685,766	21,792,327

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Shares sold	7,305,866	9,894,678	25,970,779	46,433,475
Shares issued to shareholders on reinvestment of dividends and distributions	95,851	163,627	364,345	436,664
Shares redeemed	(9,161,518)	(7,198,414)	(39,943,340)	(36,363,863)

Net increase (decrease) in shares outstanding	(1,759,801)	2,859,891	(13,608,216)	10,506,276
Shares outstanding at beginning of period	11,459,873	8,599,982	46,579,109	36,072,833

Shares outstanding at end of period	9,700,072	11,459,873	32,970,893	46,579,109

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Municipal Class Shares
Shares sold	24,120,107	30,550,601	$342,084,871	$436,089,944
Shares issued to shareholders on reinvestment of dividends and distributions	1,063,810	1,091,697	15,129,255	15,595,558
Shares redeemed	(35,764,936)	(29,347,757)	(508,606,401)	(419,965,572)

Net increase (decrease)	(10,581,019)	2,294,541	(151,392,275)	31,719,930
Beginning of period	120,177,039	117,882,498	1,649,962,376	1,618,242,446

End of period	109,596,020	120,177,039	$1,498,570,101	$1,649,962,376

82	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Class A Shares
Shares sold	5,847,871	7,641,772	$83,308,779	$109,324,450
Shares issued to shareholders on reinvestment of dividends and distributions	269,960	158,708	3,841,115	2,272,421
Shares converted from Class B	18,688	139,872	265,570	1,998,909
Shares redeemed	(4,515,408)	(1,520,110)	(63,846,661)	(21,721,363)

Net increase	1,621,111	6,420,242	23,568,803	91,874,417
Beginning of period	11,121,540	4,701,298	157,882,110	66,007,693

End of period	12,742,651	11,121,540	$181,450,913	$157,882,110

Class B Shares
Shares sold	3,348	5,956	$47,958	$85,061
Shares issued to shareholders on reinvestment of dividends and distributions	1,392	2,975	19,781	42,392
Shares converted to Class A	(18,701)	(139,907)	(265,570)	(1,998,909)
Shares redeemed	(10,752)	(30,826)	(152,371)	(439,734)

Net decrease	(24,713)	(161,802)	(350,202)	(2,311,190)
Beginning of period	77,036	238,838	1,899,424	4,210,614

End of period	52,323	77,036	$1,549,222	$1,899,424

Class C Shares
Shares sold	1,494,038	2,542,756	$21,367,392	$36,388,813
Shares issued to shareholders on reinvestment of dividends and distributions	82,994	53,077	1,180,797	759,711
Shares redeemed	(1,440,810)	(401,425)	(20,468,196)	(5,745,437)

Net increase	136,222	2,194,408	2,079,993	31,403,087
Beginning of period	4,345,626	2,151,218	62,282,984	30,879,897

End of period	4,481,848	4,345,626	$64,362,977	$62,282,984

2011 Annual Report	83

Notes to Financial Statements (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Municipal Class Shares
Shares sold	16,529,607	19,538,019	$237,900,013	$283,351,499
Shares issued to shareholders on reinvestment of dividends and distributions	1,106,021	750,230	15,911,404	10,888,815
Shares redeemed	(21,410,576)	(25,308,639)	(308,609,858)	(368,505,763)

Net decrease	(3,774,948)	(5,020,390)	(54,798,441)	(74,265,449)
Beginning of period	74,336,549	79,356,939	1,041,566,489	1,115,831,938

End of period	70,561,601	74,336,549	$986,768,048	$1,041,566,489

Class A Shares
Shares sold	2,209,152	1,952,019	$31,881,965	$28,357,175
Shares issued to shareholders on reinvestment of dividends and distributions	73,932	52,751	1,065,655	766,988
Shares converted from Class B	12,809	87,742	185,016	1,273,307
Shares redeemed	(1,559,078)	(1,554,344)	(22,416,038)	(22,477,316)

Net increase	736,815	538,168	10,716,598	7,920,154
Beginning of period	3,364,489	2,826,321	48,644,175	40,724,021

End of period	4,101,304	3,364,489	$59,360,773	$48,644,175

Class B Shares
Shares sold	52	1,207	$746	$17,716
Shares issued to shareholders on reinvestment of dividends and distributions	451	971	6,456	14,059
Shares converted to Class A	(12,813)	(87,728)	(185,016)	(1,273,307)
Shares redeemed	(9,852)	(10,071)	(141,931)	(146,027)

Net decrease	(22,162)	(95,621)	(319,745)	(1,387,559)
Beginning of period	33,099	128,720	900,482	2,288,041

End of period	10,937	33,099	$580,737	$900,482

Class C Shares
Shares sold	262,234	344,757	$3,782,260	$5,013,991
Shares issued to shareholders on reinvestment of dividends and distributions	31,028	22,502	446,859	327,183
Shares redeemed	(370,273)	(197,541)	(5,318,662)	(2,876,943)

Net increase (decrease)	(77,011)	169,718	(1,089,543)	2,464,231
Beginning of period	1,455,917	1,286,199	21,133,900	18,669,669

End of period	1,378,906	1,455,917	$20,044,357	$21,133,900

84	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Municipal Class Shares
Shares sold	87,897,500	105,428,472	$1,268,014,676	$1,528,297,377
Shares issued to shareholders on reinvestment of dividends and distributions	3,358,702	2,577,871	48,446,850	37,423,795
Shares redeemed	(104,108,515)	(100,325,024)	(1,502,120,532)	(1,457,584,270)

Net increase (decrease)	(12,852,313)	7,681,319	(185,659,006)	108,136,902
Beginning of period	347,791,664	340,110,345	4,852,618,064	4,744,481,162

End of period	334,939,351	347,791,664	$4,666,959,058	$4,852,618,064

Class A Shares
Shares sold	26,271,567	19,389,991	$381,207,778	$282,113,041
Shares issued to shareholders on reinvestment of dividends and distributions	624,483	303,563	9,027,000	4,420,151
Shares converted from Class B	25,024	124,144	360,915	1,793,372
Shares redeemed	(13,824,535)	(4,257,420)	(199,347,006)	(61,794,167)

Net increase	13,096,539	15,560,278	191,248,687	226,532,397
Beginning of period	23,456,223	7,895,945	339,270,064	112,737,667

End of period	36,552,762	23,456,223	$530,518,751	$339,270,064

Class B Shares
Shares sold	9,597	33,404	$139,354	$485,262
Shares issued to shareholders on reinvestment of dividends and distributions	1,459	2,553	21,073	37,040
Shares converted to Class A	(25,018)	(124,126)	(360,915)	(1,793,372)
Shares redeemed	(35,773)	(35,599)	(516,737)	(516,543)

Net decrease	(49,735)	(123,768)	(717,225)	(1,787,613)
Beginning of period	105,440	229,208	2,161,043	3,948,656

End of period	55,705	105,440	$1,443,818	$2,161,043

Class C Shares
Shares sold	2,685,042	4,068,799	$38,977,774	$59,251,529
Shares issued to shareholders on reinvestment of dividends and distributions	134,887	66,331	1,947,538	965,443
Shares redeemed	(1,794,971)	(729,063)	(25,837,114)	(10,600,123)

Net increase	1,024,958	3,406,067	15,088,198	49,616,849
Beginning of period	6,574,713	3,168,646	95,182,827	45,565,978

End of period	7,599,671	6,574,713	$110,271,025	$95,182,827

2011 Annual Report	85

Notes to Financial Statements (continued)

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Shares sold	8,419,396	8,781,519
Shares issued to shareholders on reinvestment of dividends and distributions	113,959	77,848
Shares redeemed	(11,020,399)	(9,815,842)

Net decrease in shares outstanding	(2,487,044)	(956,475)
Shares outstanding at beginning of period	12,646,991	13,603,466

Shares outstanding at end of period	10,159,947	12,646,991

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Short Duration Plus Class Shares
Shares sold	36,554,682	31,128,348	$435,700,586	$366,959,735
Shares issued to shareholders on reinvestment of dividends	300,869	303,747	3,585,750	3,578,772
Shares redeemed	(28,747,848)	(23,010,588)	(342,510,638)	(271,221,074)

Net increase	8,107,703	8,421,507	96,775,698	99,317,433
Beginning of period	44,842,332	36,420,825	553,778,530	454,461,097

End of period	52,950,035	44,842,332	$650,554,228	$553,778,530

Class A Shares
Shares sold	3,036,869	2,704,783	$36,225,270	$31,861,763
Shares issued to shareholders on reinvestment of dividends	40,513	70,045	483,005	825,215
Shares converted from Class B	75,683	155,146	902,212	1,831,735
Shares redeemed	(2,923,147)	(2,064,755)	(34,835,723)	(24,345,665)

Net increase	229,918	865,219	2,774,764	10,173,048
Beginning of period	5,470,441	4,605,222	68,378,352	58,205,304

End of period	5,700,359	5,470,441	$71,153,116	$68,378,352

Class B Shares
Shares sold	103,096	158,256	$1,228,535	$1,866,889
Shares issued to shareholders on reinvestment of dividends	810	4,681	9,649	55,022
Shares converted to Class A	(75,696)	(155,182)	(902,212)	(1,831,735)
Shares redeemed	(193,272)	(224,684)	(2,302,585)	(2,642,612)

Net decrease	(165,062)	(216,929)	(1,966,613)	(2,552,436)
Beginning of period	548,462	765,391	8,314,537	10,866,973

End of period	383,400	548,462	$6,347,924	$8,314,537

86	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Class C Shares
Shares sold	605,602	799,656	$7,214,903	$9,420,502
Shares issued to shareholders on reinvestment of dividends	4,429	16,604	52,779	195,203
Shares redeemed	(794,881)	(705,885)	(9,465,787)	(8,316,402)

Net increase (decrease)	(184,850)	110,375	(2,198,105)	1,299,303
Beginning of period	2,274,531	2,164,156	28,382,219	27,082,916

End of period	2,089,681	2,274,531	$26,184,114	$28,382,219

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Shares sold	83,402,480	99,302,892
Shares issued to shareholders on reinvestment of dividends and distributions	5,642,256	2,481,765
Shares redeemed	(105,131,725)	(101,212,118)

Net increase (decrease) in shares outstanding	(16,086,989)	572,539
Shares outstanding at beginning of period	380,370,497	379,797,958

Shares outstanding at end of period	364,283,508	380,370,497

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the line of credit during the year ended September 30, 2011.

NOTE 8.	Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in

2011 Annual Report	87

Notes to Financial Statements (continued)

U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 9.	Subsequent Events

On October 20, 2011, the Board of Directors of the Fund approved a modification to the non-fundamental investment objective of the International and Tax-Managed International Portfolios of the Fund. Current investment objective is to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (“MSCI”) EAFE Index, plus Canada. New investment objective is to provide long-term capital growth. This change is intended to give the Portfolios flexibility in implementing their investment strategies and greater ability to pursue long-term growth opportunities. The Portfolios intend to use this flexibility to invest a greater portion of their assets in emerging market securities. The change to each Portfolio’s investment objective is expected to take effect on or about January 31, 2012.

The Adviser has agreed to voluntarily waive the annual investment management fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios, effective November 1, 2011 through October 31, 2012.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

88	Sanford C. Bernstein Fund, Inc.

2011 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2011. For foreign shareholders, the following percentages of ordinary income dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
U.S. Government Short Duration	89.99%
Short Duration Plus	84.04%
Intermediate Duration	70.74%

For the taxable year ended September 30, 2011, each Portfolio designates the following amounts as capital gain dividends and exempt-interest dividends. Additionally, for individual shareholders each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income.

PORTFOLIO	CAPITAL GAIN DIVIDENDS	EXEMPT-INTEREST DIVIDENDS	QUALIFIED DIVIDEND INCOME
International	$0	$0	$54,052,782
Tax-Managed International	0	0	125,339,047
Emerging Markets	0	0	25,242,802
Short Duration New York Municipal	0	3,200,451	0
Short Duration California Municipal	162,406	1,377,007	0
Short Duration Diversified Municipal	241,315	6,607,653	0
New York Municipal	6,120,387	57,048,028	0
California Municipal	11,629,683	35,601,782	0
Diversified Municipal	26,087,938	166,171,922	0
U.S. Government Short Duration	272,502	0	0

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2011, the total amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
International	$4,230,160	$58,675,827
Tax-Managed International	9,867,979	136,183,866
Emerging Markets	6,361,593	48,587,205

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

2011 Annual Report	89

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Dianne F. Lob

President

Bart Friedman*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT**

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

** AllianceBernstein Investor Services, Inc. serves as Transfer Agent for the Fund’s retail classes.

90	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Dianne F. Lob,† 1345 Avenue of the Americas, New York, NY 10105 57 (2010)	Senior Vice President of the Adviser with which she has been associated since prior to 2006. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None
DISINTERESTED DIRECTORS+
Thomas B. Stiles II,‡^ 71 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

Bart Friedman,‡ 66 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2006.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy; and Allied World Assurance Holdings

William Kristol,‡ 58 (1994)	Editor, The Weekly Standard since prior to 2006. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

2011 Annual Report	91

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
Debra Perry,‡ 60 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Rating Groups. Moody’s Corp., from 1996 to 1999. Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Korn/Ferry International; Bank of America Funds Series Trust; Dean’s Advisory Board of the Wisconsin School of Business; Committee for Economic Development; CNO Financial Group, Inc. since prior to 2006 until 2011; and MBIA Inc. since prior to 2006 until March 2008

Donald K. Peterson,‡ 62 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002- September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; and Committee for Economic Development

Rosalie J. Wolf,‡ 70 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF and North European Oil Royalty Trust

*There is no stated term of office for the Directors.

†Ms. Lob is an “interested person” as defined in the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

+The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

‡Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Valuation Committee.

92	Sanford C. Bernstein Fund, Inc.

OFFICERS’ INFORMATION
Name, Address*, Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Dianne F. Lob, 57	President	See biography under Directors’ Information.

Philip L. Kirstein, 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2006.

Joseph J. Mantineo, 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2006.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

† ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

2011 Annual Report	93

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1 The Senior Officer’s evaluation, excluding the conclusion, was completed and provided to the Board of Directors on October 4, 2011 and discussed with the Board on October 11, 2011. The conclusion was completed and provided to the Board on October 19, 2011. The full evaluation was discussed with the Board of Directors on October 19- 20, 2011.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

94	Sanford C. Bernstein Fund, Inc.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The proposed advisory fee schedules did not contain any changes from the previous year.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

3 Jones v. Harris at 1427.

4 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

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The Portfolios’ net assets on September 30, 2011 and September 30, 2010 are set forth below:

PORTFOLIO	09/30/11 NET ASSETS ($MM)	09/30/10 NET ASSETS ($MM)	CHANGE ($MM)
Tax-Managed International Portfolio	$3,590.7	$4,860.5	-$	1,269.8
International Portfolio	1,508.5	2,096.6		-588.1
Emerging Markets Portfolio	1,250.0	1,917.6		-667.7
U.S. Government Short Duration Portfolio	130.6	163.7		-33.1
Short Duration Plus Portfolio	727.6	633.4		94.2
Intermediate Duration Portfolio	5,197.1	5,377.2		-180.1
Short Duration California Municipal Portfolio	119.1	145.5		-26.4
Short Duration Diversified Municipal Portfolio	418.0	592.9		-174.9
Short Duration New York Municipal Portfolio	158.6	273.4		-114.9
California Municipal Portfolio	1,113.5	1,177.1		-63.5
Diversified Municipal Portfolio	5,558.1	5,574.4		-16.3
New York Municipal Portfolio	1,830.5	1,971.8		-141.3

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee schedule changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2011 net assets:

EFFECTIVE ADVISORY FEES BASED ON OCTOBER 2004 FEE SCHEDULE VS. CURRENT FEE SCHEDULE

PORTFOLIO	OCTOBER 2004	CURRENT	DIFFERENCE
Tax-Managed International Portfolio	0.928%	0.871%	0.057%
International Portfolio	0.966%	0.900%	0.066%
Emerging Markets Portfolio	1.225%	1.150%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.460%	0.437%	0.023%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.495%	0.495%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	0.028%
New York Municipal Portfolio	0.477%	0.477%	0.000%

96	Sanford C. Bernstein Fund, Inc.

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ending March 31, 2011:

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/11 TOTAL EXPENSE RATIO[5]
Tax-Managed International Portfolio	Private Client	1.13%
	Class A	1.74%
	Class B	2.50%
	Class C	2.44%

International Portfolio	Private Client	1.18%
	Class A	1.62%
	Class B	2.40%
	Class C	2.35%

Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.64%

Short Duration Plus Portfolio	Private Client	0.61%
	Class A	0.92%
	Class B	1.63%
	Class C	1.60%

Intermediate Duration Portfolio	Private Client	0.56%

Short Duration California Municipal Portfolio	Private Client	0.65%

Short Duration Diversified Municipal Portfolio	Private Client	0.61%

Short Duration New York Municipal Portfolio	Private Client	0.62%

California Municipal Portfolio	Private Client	0.63%
	Class A	0.90%
	Class B	1.60%
	Class C	1.60%

Diversified Municipal Portfolio	Private Client	0.55%
	Class A	0.79%
	Class B	1.52%
	Class C	1.49%

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.83%
	Class B	1.57%
	Class C	1.53%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional

5 Annualized.

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clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.6 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2011 net assets.7

PORTFOLIO	NET ASSETS 09/30/11 ($MM)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$3,590.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.871%

International Portfolio	$1,508.5	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.900%

Emerging Markets Portfolio	$1,250.0	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.150%

6 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship

98	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NET ASSETS 09/30/11 ($MM)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
U.S. Government Short Duration Portfolio[8]	$130.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.204%	0.450%

Short Duration Plus Portfolio	$727.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.135%	0.450%

Intermediate Duration Portfolio	$5,197.1	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.437%

Short Duration California Municipal Portfolio	$119.1	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.209%	0.450%

Short Duration Diversified Municipal Portfolio	$418.0	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.157%	0.450%

Short Duration New York Municipal Portfolio	$158.6	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.194%	0.450%

California Municipal Portfolio	$1,113.5	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.495%

8 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

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PORTFOLIO	NET ASSETS 09/30/11 ($MM)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Diversified Municipal Portfolio	$5,558.1	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,830.5	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.477%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.9 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplate eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios versus the Portfolios’ advisory fees based on the September 30, 2011 net assets:

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	Int’l.	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.720%	0.871%

International Portfolio	Int’l.	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.900%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.150%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.472%	0.437%

9 Group peers selected by Lipper from the 2011 Lipper 15(c) Report.

100	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.495%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.417%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.477%

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2011 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.900%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.900%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.990%	1.150%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”) —Intermediate Duration Institutional Portfolio[10]	50 bp on 1st 1 billion 45 bp on the balance	0.419%	0.437%

10 It should be noted that SCB II’s fund expenses are capped at 0.45%.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[11]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	DISTRIBUTOR	FEE
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F/FB12,[13]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[12,13]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A/B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2011 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
International Portfolio	Client #1[14]	0.40% on the first $50 million 0.31% on the next $950 million 0.27% on the next $1 billion 0.25% on the balance	0.299%	0.900%

11 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

12 The ITM fund is privately placed or institutional.

13 The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

14 Assets of the sub-advised funds are aggregated with other sub-advised funds for purposes of calculating the advisory fee.

102	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
	Client #2[14]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.583%	0.900%

	Client #3	0.60% of average daily net assets	0.600%	0.900%

	Client #4	0.50% of average daily net assets	0.500%	0.900%

	Client #5[14]	0.50% on 1st $100 million 0.46% on next $300 million 0.41% on the balance	0.426%	0.900%

	Client #6	0.72% on the first $25 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.372%	0.900%

	Client #7	0.36% of average daily net assets	0.360%	0.900%

	Client #8	0.35% on the first $1 billion 0.325 % on the balance	0.342%	0.900%

	Client #9	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee (v. ACWI ex U.S.)	0.207%[15]	0.900%

Emerging Markets Portfolio	Client #10	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.478%	1.150%

Intermediate Duration Portfolio	Client #11	0.29% on first $100 million 0.20% thereafter	0.217%	0.437%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

15 The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

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II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.16 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,17 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)18 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,19 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.20

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Managed International Portfolio[21]	0.858	0.837	13/21
International Portfolio[21]	0.887	0.880	11/18
Emerging Markets Portfolio	1.119	1.068	12/18
U.S. Government Short Duration Portfolio	0.450	0.454	7/14
Short Duration Plus Portfolio	0.450	0.450	9/17
Intermediate Duration Portfolio	0.436	0.462	6/16
Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9
Short Duration Diversified Municipal Portfolio	0.450	0.473	5/11
Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9
California Municipal Portfolio[21]	0.493	0.500	6/14
Diversified Municipal Portfolio	0.433	0.432	8/13
New York Municipal Portfolio[21]	0.477	0.496	6/14

16 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

17 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

18 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

19 At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

20 Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21 Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

104	Sanford C. Bernstein Fund, Inc.

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

PORTFOLIO	EXPENSE RATIO (%)[22]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Managed International Portfolio[23]	1.134	1.167	10/21	1.267	139/393
International Portfolio[23]	1.175	1.224	7/18	1.267	155/393
Emerging Markets Portfolio	1.440	1.407	10/18	1.500	84/205
U.S. Government Short Duration Portfolio	0.635	0.750	3/14	0.688	20/51
Short Duration Plus Portfolio	0.616	0.687	5/17	0.639	62/135
Intermediate Duration Portfolio	0.559	0.770	2/16	0.719	79/307
Short Duration California Municipal Portfolio[23]	0.652	0.724	4/9	0.685	7/14
Short Duration Diversified Municipal Portfolio	0.615	0.615	6/11	0.551	31/50
Short Duration New York Municipal Portfolio[23]	0.611	0.724	4/9	0.685	5/14
California Municipal Portfolio[23]	0.626	0.732	3/14	0.700	36/111
Diversified Municipal Portfolio[23]	0.560	0.606	6/13	0.632	27/86
New York Municipal Portfolio[23]	0.608	0.743	2/14	0.700	31/111

Based on this analysis, the Portfolios have a lower contractual management fee than each of their respective EG medians with the exception of the Equity Portfolios and Diversified Municipal Portfolio, which have higher contractual management fees, and Short Duration Plus Portfolio, Short Duration California Municipal Portfolio and Short Duration New York Municipal Portfolio, which have contractual management fees equal to their respective EG medians.

Except for Emerging Markets Portfolio, which has a higher total expense ratio compared to its EG median, and Short Duration Diversified Municipal Portfolio, which has an expense ratio equal to its respective EG median, the Portfolios have a lower total expense ratio compared to their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of U.S. Government Short Duration Portfolio, the Adviser’s profitability, excluding administrating and servicing fees (A&S), decreased for the Portfolios during calendar year 2010, relative to 2009.

22 The total expense ratios are for the most recently completed fiscal year Private Client Class.

23 Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

2011 Annual Report	105

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2010:24

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Managed International Portfolio	$12,511,828
International Portfolio	5,498,544
Emerging Markets Portfolio	4,821,303
U.S. Government Short Duration Portfolio	175,298
Short Duration Plus Portfolio	481,956
Intermediate Duration Portfolio	5,305,650
Short Duration California Municipal Portfolio	127,870
Short Duration Diversified Municipal Portfolio	556,819
Short Duration New York Municipal Portfolio	262,227
California Municipal Portfolio	1,163,905
Diversified Municipal Portfolio	5,176,769
New York Municipal Portfolio	1,752,608

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and for all share classes of the Portfolios, commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2011, except for Short Duration Plus Portfolio and New York Municipal Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

NET ASSETS 09/30/11 ($MM)
PORTFOLIO	TOTAL RETAIL AS % OF NET ASSETS
Tax-Managed International Portfolio	0.11%
International Portfolio	1.02%
Short Duration Plus Portfolio	15.60%
California Municipal Portfolio	6.12%
Diversified Municipal Portfolio	7.95%
New York Municipal Portfolio	11.43%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

24 The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

106	Sanford C. Bernstein Fund, Inc.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2010:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$348
International Portfolio	665
Short Duration Plus Portfolio	8,219
California Municipal Portfolio	29
Diversified Municipal Portfolio	3,208
New York Municipal Portfolio	327

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2010:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$30,960	$4,345
International Portfolio	155,987	5,619
Short Duration Plus Portfolio	515,869	28,542
California Municipal Portfolio	339,094	7,508
Diversified Municipal Portfolio	1,322,728	29,578
New York Municipal Portfolio	806,170	14,673

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability (excluding omnibus sub-recordkeeping and networking payments to financial intermediaries from both revenues and expenses) decreased in 2010 in comparison to 2009. During the fiscal year ended September 30, 2010, ABIS received the following fees from the retail classes of the Portfolios:25

PORTFOLIO	ABIS FEE
Tax-Managed International Portfolio	$17,946
International Portfolio	25,782
Short Duration Plus Portfolio	45,897
California Municipal Portfolio	17,927
Diversified Municipal Portfolio	36,621
New York Municipal Portfolio	21,654

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from future business conducted with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

25 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the Portfolios’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

2011 Annual Report	107

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,26 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

At the September 2007 Board of Directors meeting, an independent consultant retained by the Senior Officer, provided the Board of Directors an update of the Deli27 study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $433 billion as of August 31, 2011, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios30 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)31 for the periods ended June 30, 2011.32 Also shown are the gross performance rankings of the Portfolios.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio	1 year	27.28	30.74	32.74	7/8	267/280
	3 year	-7.10	-2.00	-0.97	8/8	239/244
	5 year	-2.28	1.87	2.50	7/7	199/200
	10 year	4.85	5.41	6.10	5/5	105/119

International Portfolio	1 year	27.38	34.46	32.74	5/6	265/280
	3 year	-7.20	-1.65	-0.97	6/6	243/244
	5 year	-2.12	1.37	2.50	5/5	197/200
	10 year	5.02	5.00	6.10	1/3	98/119

26 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

27 The Deli study, originally published in 2002 based on 1997 data and updated for the September 2007 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

28 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

29 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30 The gross performance returns are for the Private Client class shares of the Portfolios.

31 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

32 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

108	Sanford C. Bernstein Fund, Inc.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Emerging Markets Portfolio	1 year	29.35	29.18	29.43	9/18	151/297
	3 year	2.68	4.93	3.55	10/17	133/209
	5 year	10.39	11.33	11.31	12/15	110/146
	10 year	19.41	16.82	17.31	1/9	15/88

U.S. Government Short Duration Portfolio	1 year	1.79	1.95	2.13	10/14	42/64
	3 year	3.14	3.32	3.74	10/14	43/58
	5 year	4.14	4.43	4.49	10/14	37/54
	10 year	3.87	3.89	4.03	7/11	28/45

Short Duration Plus Portfolio	1 year	2.48	3.77	3.59	17/17	153/180
	3 year	3.55	5.05	4.65	16/16	123/152
	5 year	3.41	4.99	4.87	16/16	110/125
	10 year	3.59	4.29	4.21	12/12	73/79

Intermediate Duration Portfolio	1 year	6.49	6.13	5.98	6/16	152/433
	3 year	8.51	8.51	8.00	8/16	117/363
	5 year	7.48	7.43	7.30	7/16	106/289
	10 year	6.27	6.48	6.24	8/11	94/199

Short Duration California Municipal Portfolio	1 year	1.43	3.39	2.02	6/7	10/15
	3 year	2.87	4.92	3.97	6/7	13/14
	5 year	3.44	4.62	4.62	6/7	8/9
	10 year	2.99	4.20	4.20	4/4	6/6
Short Duration Diversified Municipal Portfolio	1 year	1.66	2.48	2.19	9/11	58/66
	3 year	2.91	3.50	3.53	9/10	36/49
	5 year	3.46	3.63	3.71	8/10	27/42
	10 year	3.21	3.21	3.39	3/5	18/27

Short Duration New York Municipal Portfolio	1 year	1.66	2.21	3.55	3/3	5/5
	3 year	2.80	3.29	5.10	3/3	5/5
	5 year	3.39	3.79	4.77	3/3	5/5
	10 year	3.08	3.59	4.21	3/3	5/5

California Municipal Portfolio	1 year	3.97	3.99	4.10	4/5	18/27
	3 year	5.36	5.36	5.10	3/5	9/23
	5 year	5.02	5.02	4.91	3/5	8/22
	10 year	4.44	4.70	4.44	3/3	9/17

Diversified Municipal Portfolio	1 year	3.85	4.04	4.41	9/13	81/118
	3 year	5.39	5.71	5.89	10/12	76/92
	5 year	5.07	5.08	5.27	8/11	59/83
	10 year	4.57	4.89	4.96	9/9	50/57

New York Municipal Portfolio	1 year	3.78	3.78	3.77	3/5	9/20
	3 year	5.40	5.64	5.68	4/5	13/18
	5 year	5.09	5.15	5.25	4/5	13/17
	10 year	4.59	4.64	4.85	3/4	10/13

2011 Annual Report	109

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)33 versus their benchmarks.34

	PERIODS ENDING JUNE 30, 2011 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Tax-Managed International Portfolio	25.85	-8.15	-3.38	3.62	6.43
MSCI EAFE Index[35]	30.36	-1.77	1.48	5.66	6.38
Inception Date: June 22,1992

International Portfolio	25.89	-8.29	-3.27	3.74	3.33
MSCI EAFE Index	30.36	-1.77	1.48	5.66	3.56
Inception Date: April 30, 1999

Emerging Markets Portfolio	27.50	1.20	8.76	17.53	9.68
MSCI Emerging Markets Index	27.80	4.22	11.42	16.20	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	1.15	2.48	3.42	3.12	4.87
Bank of America/Merrill Lynch 1-3 Year Treasury Index	1.34	2.80	4.14	3.61	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	1.85	2.91	2.76	2.91	4.96
Bank of America/Merrill Lynch 1-3 Year Treasury Index	1.34	2.80	4.14	3.61	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	5.95	7.92	6.88	5.65	6.84
Barclays Capital U.S. Aggregate Bond Index	3.90	6.46	6.52	5.74	7.22
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.77	2.20	2.73	2.23	2.98
Barclays Capital 1 Year Municipal Bond Index[35]	1.32	2.69	3.34	2.82	3.62
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	1.03	2.28	2.81	2.53	3.20
Barclays Capital 1 Year Municipal Bond Index[35]	1.32	2.69	3.34	2.82	3.62
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	1.04	2.16	2.72	2.37	3.03
Barclays Capital 1 Year Municipal Bond Index[35]	1.32	2.69	3.34	2.82	3.62
Inception Date: October 3, 1994

California Municipal Portfolio	3.32	4.70	4.37	3.78	4.88
Barclays Capital 5 Year GO Municipal Index[35]	4.17	6.15	5.63	4.75	5.61
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.27	4.80	4.48	3.95	5.12
Barclays Capital 5 Year GO Municipal Index[35]	4.17	6.15	5.63	4.75	5.70
Inception Date: January 9, 1989

New York Municipal Portfolio	3.15	4.76	4.45	3.94	5.14
Barclays Capital 5 Year GO Municipal Index[35]	4.17	6.15	5.63	4.75	5.70
Inception Date: January 9, 1989

33 The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

34 The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2011.

35 Benchmark since inception performance is as of the closed month end after the Portfolio’s actual inception date.

110	Sanford C. Bernstein Fund, Inc.

CONCLUSION:

As a result of negotiations conducted between the Board of Directors and the Adviser prior to the October 20, 2011 Board meeting, the proposed advisory fee schedules for the Equity Portfolios were amended to include a five basis point investment advisory fee waiver by the Adviser effective November 1, 2011 through October 31, 2012:

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS
Tax-Managed International Portfolio	First $1 billion	0.875%
	Next $3 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.700%
	Next $2 billion	0.600%
	On the balance	0.550%

International Portfolio	First $1 billion	0.875%
	Next $3 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.700%
	On the balance	0.600%

Emerging Markets Portfolio	First $1 billion	1.125%
	Next $1 billion	1.000%
	Next $1 billion	0.950%
	Next $3 billion	0.850%
	On the balance	0.800%

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 14th, 2011

2011 Annual Report	111

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB1–1947–0911

Sanford C. Bernstein Fund, Inc.

September 30, 2011

Schedule of Investments

To the Annual Report

For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2011

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax Managed International Portfolio

September 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS–97.3%
Financials–19.2%
Capital Markets–1.0%
Deutsche Bank AG	422,500	$14,640,173
Macquarie Group Ltd.	314,805	6,807,952
UBS AG(a)	1,270,167	14,528,885

		35,977,010

Commercial Banks–9.5%
Australia & New Zealand Banking Group Ltd.	496,600	9,217,485
Banco Bilbao Vizcaya Argentaria SA	1,785,500	14,783,322
Banco Santander SA	1,718,400	14,049,453
Barclays PLC	7,460,300	18,295,320
BNP Paribas SA	868,398	34,234,514
HSBC Holdings PLC	6,947,500	53,212,958
Intesa Sanpaolo SpA	5,520,140	8,656,913
KBC Groep NV	653,600	15,079,088
Lloyds Banking Group PLC(a)	44,402,200	23,837,468
Mitsubishi UFJ Financial Group, Inc.	1,747,500	8,020,420
National Australia Bank Ltd.	1,714,421	36,416,607
National Bank of Canada	256,200	17,087,335
Royal Bank of Scotland Group PLC(a)	109,852	39,299
Societe Generale SA	1,273,194	33,329,385
Standard Chartered PLC	1,713,351	34,183,024
Sumitomo Mitsui Financial Group, Inc.	776,200	21,869,874

		342,312,465

Diversified Financial Services–1.9%
IG Group Holdings PLC	3,731,913	25,862,536
ING Groep NV(a)	3,972,600	28,022,135
ORIX Corp.	176,120	13,823,200

		67,707,871

Insurance–5.1%
Admiral Group PLC	1,926,518	37,791,858
Aegon NV(a)	3,479,500	14,103,725
AIA Group Ltd.	8,511,400	24,211,864
Allianz SE	393,000	36,835,573
Aviva PLC	4,186,000	19,686,228
Industrial Alliance Insurance & Financial Services, Inc.	92,072	2,720,249
Muenchener Rueckversicherungs AG	240,200	29,832,046
Prudential PLC	2,222,900	19,090,352

		184,271,895

Company	Shares	U.S. $ Value

Real Estate Investment Trusts (REITs)–0.1%
British Land Co. PLC	183,114	$1,348,793

Real Estate Management & Development–1.6%
Hang Lung Group Ltd.	2,672,200	13,632,738
Hang Lung Properties Ltd.	11,565,000	34,777,261
New World Development Ltd.	7,927,354	7,590,001

		56,000,000

		687,618,034

Consumer Discretionary–15.3%
Auto Components–1.9%
Bridgestone Corp.	931,100	21,126,346
Faurecia	241,819	5,150,859
GKN PLC	6,291,500	17,082,909
Magna International, Inc.–Class A	385,300	12,740,381
NGK Spark Plug Co., Ltd.	735,000	9,988,958
Sumitomo Rubber Industries Ltd.	137,500	1,758,133

		67,847,586

Automobiles–3.5%
Bayerische Motoren Werke AG	205,800	13,595,395
Mazda Motor Corp.(a)	5,880,000	11,893,760
Nissan Motor Co., Ltd.	3,130,100	27,695,240
Renault SA	678,500	22,474,260
Toyota Motor Corp.	1,025,700	35,160,136
Volkswagen AG (Preference Shares)	107,600	14,199,793

		125,018,584

Distributors–1.8%
Inchcape PLC	1,642,200	7,093,110
Li & Fung Ltd.	33,948,000	56,902,091

		63,995,201

Hotels, Restaurants & Leisure–0.8%
Shangri-La Asia Ltd.	14,303,833	27,311,571

Household Durables–1.4%
Sharp Corp./Japan	4,127,000	34,671,776
Sony Corp.	859,100	16,444,864

		51,116,640

Internet & Catalog Retail–1.0%
Rakuten, Inc.	30,520	35,557,192

Leisure Equipment & Products–0.1%
Namco Bandai Holdings, Inc.	392,500	5,315,988

Media–0.2%
Informa PLC	1,577,000	8,003,446

Multiline Retail–0.7%
Don Quijote Co., Ltd.	663,200	23,676,655

Specialty Retail–3.5%
Esprit Holdings Ltd.	3,306,134	4,024,995
Fast Retailing Co., Ltd.	285,100	51,060,564
Hennes & Mauritz AB–Class B	2,001,645	59,932,922

Schedule of Investments—Tax Managed International Portfolio	1

Company	Shares	U.S. $ Value

Nitori Holdings Co., Ltd.	119,300	$12,008,659

		127,027,140

Textiles, Apparel & Luxury Goods–0.4%
Cie Financiere Richemont SA	136,539	6,082,174
LVMH Moet Hennessy Louis Vuitton SA	52,900	6,982,820
Yue Yuen Industrial Holdings Ltd.	692,000	1,798,545

		14,863,539

		549,733,542

Industrials–11.9%
Aerospace & Defense–0.3%
BAE Systems PLC	2,387,300	9,859,939

Air Freight & Logistics–0.7%
Kuehne & Nagel International AG	222,943	25,021,539

Airlines–0.5%
Deutsche Lufthansa (REG)	1,409,700	18,275,730

Building Products–0.9%
Asahi Glass Co., Ltd.	3,401,000	33,204,720

Commercial Services & Supplies–1.2%
Aggreko PLC	390,221	9,819,553
Edenred	160,808	3,830,895
Serco Group PLC	3,827,592	30,279,717

		43,930,165

Construction & Engineering–0.8%
Bouygues SA	845,500	27,970,307

Electrical Equipment–0.9%
Furukawa Electric Co., Ltd.	2,629,000	7,160,061
Mitsubishi Electric Corp.	476,000	4,216,340
Sumitomo Electric Industries Ltd.	1,686,300	19,804,562

		31,180,963

Industrial Conglomerates–0.6%
Keppel Corp., Ltd.	3,733,400	21,893,604

Machinery–0.3%
FANUC Corp.	61,800	8,512,694
Komatsu Ltd.	189,100	4,077,006

		12,589,700

Professional Services–3.7%
Capita Group PLC (The)	7,248,200	79,387,226
Experian PLC	2,260,500	25,375,596
Intertek Group PLC	498,276	14,330,765
Randstad Holding NV	424,800	13,542,912

		132,636,499

Road & Rail–1.1%
DSV A/S	859,188	15,458,803
East Japan Railway Co.	76,900	4,662,186
Nippon Express Co., Ltd.	4,155,000	17,723,083

		37,844,072

Company	Shares	U.S. $ Value

Trading Companies & Distributors–0.9%
Mitsubishi Corp.	1,196,000	$24,350,108
Mitsui & Co., Ltd.	682,500	9,886,194

		34,236,302

		428,643,540

Consumer Staples–11.4%
Beverages–2.4%
Anheuser-Busch InBev NV	1,260,980	66,931,716
Asahi Group Holdings Ltd.	898,400	19,036,522

		85,968,238

Food & Staples Retailing–4.7%
Delhaize Group SA	226,868	13,262,510
Jeronimo Martins SGPS SA	558,900	8,728,001
Koninklijke Ahold NV	1,682,700	19,788,845
Olam International Ltd.	32,414,273	55,235,814
Sugi Holdings Co., Ltd.	423,700	11,906,310
Tesco PLC	10,034,578	58,778,296

		167,699,776

Tobacco–4.3%
British American Tobacco PLC	1,758,813	74,266,416
Imperial Tobacco Group PLC	747,400	25,222,952
Japan Tobacco, Inc.	11,854	55,447,754

		154,937,122

		408,605,136

Materials–11.3%
Chemicals–5.5%
Agrium, Inc. (Toronto)	125,417	8,347,968
Air Water, Inc.	419,000	5,178,996
DIC Corp.	2,551,000	4,634,133
Incitec Pivot Ltd.	337,316	1,045,101
Israel Chemicals Ltd.	4,374,893	49,822,567
K&S AG	1,101,700	57,672,980
Koninklijke DSM NV	318,604	13,852,447
Mitsubishi Gas Chemical Co., Inc.	1,508,000	9,257,615
Potash Corp. of Saskatchewan, Inc.	1,053,143	45,516,840

		195,328,647

Metals & Mining–5.8%
Agnico-Eagle Mines Ltd.	295,785	17,605,123
BHP Billiton PLC	306,000	8,174,461
JFE Holdings, Inc.	1,313,000	26,504,525
New Gold, Inc.(a)	803,600	8,297,502
Newcrest Mining Ltd.	1,354,300	44,639,281
OneSteel Ltd.	8,092,518	9,483,922
Rio Tinto PLC	1,346,600	59,719,198
ThyssenKrupp AG	648,700	15,939,460
Xstrata PLC	1,526,478	19,275,886

		209,639,358

		404,968,005

2	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Company	Shares	U.S. $ Value

Energy–10.0%
Energy Equipment & Services–2.9%
AMEC PLC	2,159,797	$27,252,042
Petrofac Ltd.	2,571,179	47,560,031
Saipem SpA	358,540	12,583,808
Technip SA	209,060	16,749,254

		104,145,135

Oil, Gas & Consumable Fuels–7.1%
Afren PLC(a)	13,604,299	17,066,811
BG Group PLC	1,420,300	27,182,577
BP PLC	11,117,850	66,659,041
ENI SpA	1,356,340	23,861,708
JX Holdings, Inc.	2,947,700	16,544,509
Nexen, Inc. (Toronto)	1,220,088	18,978,371
OMV AG	451,700	13,445,505
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	2,274,674	70,144,645

		253,883,167

		358,028,302

Health Care–6.2%
Health Care Equipment & Supplies–0.1%
Cochlear Ltd.	74,400	3,298,126

Pharmaceuticals–6.1%
AstraZeneca PLC	1,405,200	62,362,021
GlaxoSmithKline PLC	1,412,700	29,151,189
Novartis AG	869,080	48,548,262
Novo Nordisk A/S–Class B	182,960	18,247,361
Otsuka Holdings Co., Ltd.	217,500	5,958,677
Roche Holding AG	210,700	34,030,586
Sanofi	339,000	22,298,318

		220,596,414

		223,894,540

Telecommunication Services–5.0%
Diversified Telecommunication Services–3.9%
Nippon Telegraph & Telephone Corp.	1,042,400	49,939,438
Telecom Corp. of New Zealand Ltd.	4,625,844	9,099,310
Telecom Italia SpA (ordinary shares)	19,758,900	21,468,223
Telecom Italia SpA (savings shares)	11,715,800	11,393,949
Telenor ASA	903,600	13,936,418
Telstra Corp. Ltd.	6,384,100	19,013,291
Vivendi SA	676,110	13,765,539

		138,616,168

Wireless Telecommunication Services– 1.1%
Vodafone Group PLC	15,609,700	40,230,555

		178,846,723

Company	Shares	U.S. $ Value

Information Technology–4.6%
Computers & Peripherals–1.5%
Fujitsu Ltd.	4,227,000	$19,933,884
Logitech International SA(a)	2,446,247	18,835,581
Toshiba Corp.	4,117,000	16,795,080

		55,564,545

Internet Software & Services–0.8%
Kakaku.com, Inc.	234,800	9,638,081
Telecity Group PLC(a)	2,224,117	19,189,283

		28,827,364

Office Electronics–0.3%
Konica Minolta Holdings, Inc.	1,635,500	11,214,153

Semiconductors & Semiconductor Equipment–0.1%
Sumco Corp.(a)	188,800	1,763,114

Software–1.9%
Aveva Group PLC	175,459	3,824,948
Nintendo Co., Ltd.	45,400	6,670,964
SAP AG	923,500	46,989,735
Temenos Group AG(a)	879,635	11,879,495

		69,365,142

		166,734,318

Utilities–2.4%
Electric Utilities–1.3%
E.ON AG	1,473,900	31,977,796
EDP–Energias de Portugal SA	4,483,900	13,810,348

		45,788,144

Gas Utilities–1.1%
Gas Natural SDG SA	1,908,800	32,459,323
Tokyo Gas Co., Ltd.	1,854,000	8,611,487

		41,070,810

		86,858,954

Total Common Stocks (cost $4,036,653,327)		3,493,931,094

RIGHTS–0.0%
Financials–0.0%
Commercial Banks–0.0%
Banco Bilbao Vizcaya Argentaria SA, expiring 10/20/11(a) (cost $269,331)	1,785,500	263,134

Schedule of Investments—Tax Managed International Portfolio	3

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–2.7%
Repurchase Agreements–2.7%
State Street Bank & Trust Co.	$97,590	$97,589,836
0.01%, dated 9/30/11 due 10/03/11 in the amount of $97,589,917 (collateralized by $99,485,000 Federal Home Loan Mortgage Corp., 0.78%, due 9/08/14, value $99,542,403) (cost $97,589,836)
Total Investments—100.0% (cost $4,134,512,494)		3,591,784,064

Other assets less liabilities—0.0%		(853,616)

Net Assets—100.0%		$3,590,930,448

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	1,163	December 2011	$32,016,469	$33,593,263	$1,576,794
FTSE 100 Index Futures	135	December 2011	10,954,751	10,716,474	(238,277)
Topix Index Futures	117	December 2011	11,226,207	11,490,665	264,458

					$1,602,975

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Great British Pound settling 10/14/11	35,916	$56,639,532	$56,001,873	$(637,659)
BNP Paribas SA:
Swiss Franc settling 10/14/11	129,977	159,230,901	143,426,215	(15,804,686)
Canadian Imperial Bank of Commerce:
Swiss Franc settling 10/14/11	31,996	38,142,923	35,306,748	(2,836,175)
Citibank NA:
Canadian Dollar settling 10/14/11	18,198	18,407,105	17,361,458	(1,045,647)
Great British Pound settling 10/14/11	167,715	271,434,988	261,508,913	(9,926,075)
Japanese Yen settling 10/14/11	2,399,074	31,283,198	31,108,507	(174,691)
Japanese Yen settling 1/13/12	1,845,994	24,107,699	23,970,776	(136,923)
New Zealand Dollar settling 10/14/11	120,596	97,112,341	91,871,720	(5,240,621)
Credit Suisse London Branch (GFX):
Euro settling 10/14/11	36,866	52,228,062	49,387,530	(2,840,532)
Deutsche Bank AG London:
Euro settling 10/14/11	63,972	91,436,459	85,700,079	(5,736,380)
Great British Pound settling 10/14/11	43,385	70,475,896	67,647,880	(2,828,016)
Japanese Yen settling 10/14/11	3,937,707	50,131,219	51,059,778	928,559
HSBC BankUSA:
Swedish Krona settling 10/14/11	1,482,179	232,128,535	215,906,301	(16,222,234)
Royal Bank of Canada:
Canadian Dollar settling 10/14/11	14,435	14,058,239	13,771,439	(286,800)
Norwegian Krone settling 1/13/12	90,977	15,994,269	15,423,778	(570,491)
Swedish Krona settling 1/13/12	278,760	41,428,508	40,439,325	(989,183)
Swiss Franc settling 1/13/12	15,278	17,114,947	16,893,222	(221,725)

4	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC:
Canadian Dollar settling 10/14/11	10,595	$10,679,905	$10,107,959	$(571,946)
Canadian Dollar settling 10/14/11	14,316	14,429,706	13,657,909	(771,797)
Societe Generale:
Swiss Franc settling 10/14/11	115,396	135,648,820	127,336,961	(8,311,859)
Standard Chartered Bank:
Euro settling 10/14/11	21,894	31,511,224	29,330,293	(2,180,931)
Japanese Yen settling 10/14/11	7,089,989	92,596,077	91,935,043	(661,034)
Japanese Yen settling 1/13/12	5,993,206	78,085,340	77,823,544	(261,796)
UBS AG:
Norwegian Krone settling 10/14/11	1,294,098	237,257,627	220,347,980	(16,909,647)
Westpac Banking Corp.:
Australian Dollar settling 10/14/11	172,459	181,714,874	166,700,361	(15,014,513)
Australian Dollar settling 1/13/12	29,419	29,743,492	28,137,413	(1,606,079)
Japanese Yen settling 10/14/11	2,477,234	32,132,226	32,121,998	(10,228)
New Zealand Dollar settling 10/14/11	34,489	29,867,474	26,274,203	(3,593,271)
Sale Contracts
Bank of America NA:
Euro settling 1/13/12	82,631	113,220,996	110,668,266	2,552,730
Barclays Bank PLC Wholesale:
Canadian Dollar settling 10/14/11	181,641	187,623,371	173,291,161	14,332,210
Canadian Dollar settling 10/14/11	10,385	10,563,201	9,907,612	655,589
Great British Pound settling 10/14/11	23,721	37,945,060	36,986,869	958,191
Great British Pound settling 1/13/12	32,736	53,084,370	50,999,607	2,084,763
New Zealand Dollar settling 10/14/11	8,898	7,319,406	6,778,621	540,785
BNP Paribas SA:
Euro settling 10/14/11	78,246	112,246,234	104,822,240	7,423,994
New Zealand Dollar settling 10/14/11	40,341	32,816,556	30,732,338	2,084,218
Citibank NA:
Australian Dollar settling 10/14/11	18,500	19,550,763	17,882,260	1,668,503
Euro settling 10/14/11	63,972	91,288,364	85,700,079	5,588,285
Credit Suisse London Branch (GFX):
Norwegian Krone settling 10/14/11	323,297	59,140,416	55,048,258	4,092,158
Swiss Franc settling 10/14/11	110,075	145,599,926	121,464,879	24,135,047
Deutsche Bank AG London:
Norwegian Krone settling 10/14/11	367,251	66,109,411	62,532,371	3,577,040
HSBC BankUSA:
Australian Dollar settling 10/14/11	25,026	26,063,578	24,190,348	1,873,230
Great British Pound settling 10/14/11	369,307	590,747,170	575,840,396	14,906,774
Swiss Franc settling 10/14/11	28,931	32,978,821	31,924,601	1,054,220
Morgan Stanley and Co.Inc:
Australian Dollar settling 10/14/11	51,146	52,022,131	49,438,166	2,583,965
Royal Bank of Canada:
Euro settling 1/13/12	37,260	50,781,281	49,902,574	878,707
Norwegian Krone settling 10/14/11	63,893	11,708,019	10,879,156	828,863
Royal Bank of Scotland PLC:
Japanese Yen settling 10/14/11	15,904,004	196,752,593	206,225,326	(9,472,733)
Swedish Krona settling 10/14/11	841,037	127,497,654	122,512,320	4,985,334
UBS AG:
Swiss Franc settling 10/14/11	25,537	33,453,855	28,179,411	5,274,444
Westpac Banking Corp.:
Australian Dollar settling 10/14/11	57,342	56,348,263	55,427,273	920,990

				$(20,935,073)

(a)	Non-income producing security.

Glossary:

REG—Registered Shares

See notes to financial statements.

Schedule of Investments—Tax Managed International Portfolio	5

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

September 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS–97.2%
Financials–19.3%
Capital Markets–1.0%
Deutsche Bank AG	193,300	$6,698,096
Macquarie Group Ltd.	117,600	2,543,210
UBS AG(a)	533,473	6,102,164

		15,343,470

Commercial Banks–9.6%
Australia & New Zealand Banking Group Ltd.	212,100	3,936,828
Banco Bilbao Vizcaya Argentaria SA	749,900	6,208,912
Banco Santander SA	721,700	5,900,541
Barclays PLC	3,475,099	8,522,184
BNP Paribas SA	364,539	14,371,078
HSBC Holdings PLC	2,960,900	22,678,409
Intesa Sanpaolo SpA	2,321,420	3,640,547
KBC Groep NV	282,400	6,515,200
Lloyds Banking Group PLC(a)	17,813,600	9,563,290
Mitsubishi UFJ Financial Group, Inc.	799,500	3,669,428
National Australia Bank Ltd.	742,121	15,763,648
National Bank of Canada	110,600	7,376,500
Societe Generale SA	492,939	12,904,046
Standard Chartered PLC	737,623	14,716,298
Sumitomo Mitsui Financial Group, Inc.	334,700	9,430,362

		145,197,271

Diversified Financial Services–1.6%
IG Group Holdings PLC	1,567,082	10,860,037
ING Groep NV(a)	1,035,300	7,302,854
ORIX Corp.	77,290	6,066,291

		24,229,182

Insurance–5.2%
Admiral Group PLC	816,180	16,010,730
Aegon NV(a)	1,510,400	6,122,221
AIA Group Ltd.	3,637,400	10,347,091
Allianz SE	157,200	14,734,229
Aviva PLC	1,842,400	8,664,574
Industrial Alliance Insurance & Financial Services, Inc.	40,746	1,203,833
Muenchener Rueckversicherungs AG	101,900	12,655,643
Prudential PLC	933,600	8,017,793

		77,756,114

Real Estate Investment Trusts (REITs)–0.0%
British Land Co. PLC	77,007	567,223

Company	Shares	U.S. $ Value

Real Estate Management & Development–1.9%
Hang Lung Group Ltd.	1,121,800	$5,723,077
Hang Lung Properties Ltd.	4,857,000	14,605,547
Mitsui Fudosan Co., Ltd.	269,000	4,249,444
New World Development Ltd.	3,477,000	3,329,034

		27,907,102

		291,000,362

Consumer Discretionary–15.5%
Auto Components–2.1%
Bridgestone Corp.	393,000	8,917,038
Faurecia	81,666	1,739,525
GKN PLC	2,803,400	7,611,893
Magna International, Inc.–Class A	222,700	7,363,828
NGK Spark Plug Co., Ltd.	323,000	4,389,705
Sumitomo Rubber Industries Ltd.	264,200	3,378,172

		33,400,161

Automobiles–3.5%
Bayerische Motoren Werke AG	86,500	5,714,294
Mazda Motor Corp.(a)	2,482,000	5,020,461
Nissan Motor Co., Ltd.	1,336,300	11,823,632
Renault SA	286,500	9,489,868
Toyota Motor Corp.	444,700	15,243,943
Volkswagen AG (Preference Shares)	45,200	5,964,969

		53,257,167

Distributors–1.7%
Inchcape PLC	441,100	1,905,231
Li & Fung Ltd.	14,516,000	24,331,058

		26,236,289

Hotels, Restaurants & Leisure–0.8%
Shangri-La Asia Ltd.	6,095,666	11,638,993

Household Durables–1.4%
Sharp Corp./Japan	1,673,000	14,055,217
Sony Corp.	382,800	7,327,545

		21,382,762

Internet & Catalog Retail–1.0%
Rakuten, Inc.	12,429	14,480,352

Media–0.3%
Informa PLC	843,800	4,282,377

Multiline Retail–0.7%
Don Quijote Co., Ltd.	279,200	9,967,615

Specialty Retail–3.6%
Esprit Holdings Ltd.	1,479,084	1,800,685
Fast Retailing Co., Ltd.	120,500	21,581,192
Hennes & Mauritz AB–Class B	843,683	25,261,416
Nitori Holdings Co., Ltd.	50,100	5,043,033

		53,686,326

Textiles, Apparel & Luxury Goods–0.4%
Cie Financiere Richemont SA	57,406	2,557,169

6	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Company	Shares	U.S. $ Value

LVMH Moet Hennessy Louis Vuitton SA	22,200	$2,930,408

		5,487,577

		233,819,619

Industrials–11.8%
Aerospace & Defense–0.3%
BAE Systems PLC	994,100	4,105,795

Air Freight & Logistics–0.7%
Kuehne & Nagel International AG	95,185	10,682,888

Airlines–0.5%
Deutsche Lufthansa (REG)	593,400	7,692,997

Building Products–0.9%
Asahi Glass Co., Ltd.	1,438,000	14,039,514

Commercial Services & Supplies–1.2%
Aggreko PLC	172,792	4,348,152
Edenred	67,725	1,613,398
Serco Group PLC	1,607,599	12,717,563

		18,679,113

Construction & Engineering–0.8%
Bouygues SA	360,900	11,939,070

Electrical Equipment–0.9%
Furukawa Electric Co., Ltd.	1,138,000	3,099,334
Mitsubishi Electric Corp.	203,000	1,798,145
Sumitomo Electric Industries Ltd.	731,100	8,586,323

		13,483,802

Industrial Conglomerates–0.6%
Keppel Corp., Ltd.	1,566,600	9,186,939

Machinery–0.4%
FANUC Corp.	25,900	3,567,618
Komatsu Ltd.	79,400	1,711,868

		5,279,486

Professional Services–3.7%
Capita Group PLC (The)	3,044,200	33,342,153
Experian PLC	949,400	10,657,638
Intertek Group PLC	209,280	6,019,039
Randstad Holding NV	178,300	5,684,325

		55,703,155

Road & Rail–0.8%
DSV A/S	360,848	6,492,500
East Japan Railway Co.	32,300	1,958,240
Nippon Express Co., Ltd.	919,000	3,919,979

		12,370,719

Trading Companies & Distributors–1.0%
Mitsubishi Corp.	494,100	10,059,690
Mitsui & Co., Ltd.	295,700	4,283,293

		14,342,983

		177,506,461

Company	Shares	U.S. $ Value

Consumer Staples–11.5%
Beverages–2.4%
Anheuser-Busch InBev NV	529,616	$28,111,554
Asahi Group Holdings Ltd.	397,900	8,431,247

		36,542,801

Food & Staples Retailing–4.8%
Delhaize Group SA	97,380	5,692,752
Jeronimo Martins SGPS SA	234,000	3,654,235
Koninklijke Ahold NV	776,100	9,127,071
Olam International Ltd.	13,909,746	23,703,020
Sugi Holdings Co., Ltd.	181,400	5,097,486
Tesco PLC	4,219,907	24,718,423

		71,992,987

Tobacco–4.3%
British American Tobacco PLC	738,745	31,193,733
Imperial Tobacco Group PLC	319,300	10,775,607
Japan Tobacco, Inc.	4,977	23,280,198

		65,249,538

		173,785,326

Materials–11.0%
Chemicals–5.3%
Agrium, Inc. (Toronto)	53,300	3,547,738
Air Water, Inc.	182,000	2,249,588
Incitec Pivot Ltd.	149,943	464,566
Israel Chemicals Ltd.	1,742,190	19,840,572
K&S AG	454,900	23,813,596
Koninklijke DSM NV	124,374	5,407,604
Mitsubishi Gas Chemical Co., Inc.	601,000	3,689,540
Potash Corp. of Saskatchewan, Inc.	443,147	19,152,813
Ube Industries Ltd./Japan	533,000	1,771,290

		79,937,307

Metals & Mining–5.7%
Agnico-Eagle Mines Ltd.	124,833	7,430,060
BHP Billiton PLC	128,700	3,438,082
JFE Holdings, Inc.	517,200	10,440,320
New Gold, Inc.(a)	333,100	3,439,395
Newcrest Mining Ltd.	567,600	18,708,747
OneSteel Ltd.	1,183,200	1,386,636
Rio Tinto PLC	580,400	25,739,657
ThyssenKrupp AG	280,600	6,894,732
Xstrata PLC	641,953	8,106,382

		85,584,011

		165,521,318

Energy–9.8%
Energy Equipment & Services–2.9%
AMEC PLC	907,614	11,452,157
Petrofac Ltd.	1,080,693	19,989,971
Saipem SpA	150,780	5,291,980

Schedule of Investments—International Portfolio	7

Company	Shares	U.S. $ Value

Technip SA	87,920	$7,043,884

		43,777,992

Oil, Gas & Consumable Fuels–6.9%
Afren PLC(a)	5,824,181	7,306,528
BG Group PLC	602,600	11,532,930
BP PLC	4,675,460	28,032,550
ENI SpA	654,500	11,514,434
JX Holdings, Inc.	1,244,300	6,983,863
Nexen, Inc. (Toronto)	703,819	10,947,848
OMV AG	179,000	5,328,194
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	738,123	22,761,669

		104,408,016

		148,186,008

Health Care–6.2%
Health Care Equipment & Supplies–0.1%
Cochlear Ltd.	32,300	1,431,848

Pharmaceuticals–6.1%
AstraZeneca PLC	596,900	26,490,101
GlaxoSmithKline PLC	596,700	12,312,957
Novartis AG	340,470	19,019,224
Novo Nordisk A/S–Class B	76,940	7,673,546
Otsuka Holdings Co., Ltd.	91,500	2,506,754
Roche Holding AG	89,500	14,455,327
Sanofi	147,018	9,670,366

		92,128,275

		93,560,123

Telecommunication Services–5.1%
Diversified Telecommunication Services–3.9%
Nippon Telegraph & Telephone Corp.	383,500	18,372,769
Telecom Corp. of New Zealand Ltd.	2,393,013	4,707,199
Telecom Italia SpA (ordinary shares)	8,540,400	9,279,222
Telecom Italia SpA (savings shares)	4,669,900	4,541,611
Telenor ASA	386,000	5,953,361
Telstra Corp. Ltd.	3,452,700	10,282,920
Vivendi SA	288,150	5,866,708

		59,003,790

Wireless Telecommunication Services–1.2%
Vodafone Group PLC	6,624,925	17,074,281

		76,078,071

Company	Shares	U.S. $ Value

Information Technology–4.7%
Computers & Peripherals–1.6%
Fujitsu Ltd.	1,834,000	$8,648,863
Logitech International SA(a)	1,027,377	7,910,584
Toshiba Corp.	1,789,000	7,298,129

		23,857,576

Internet Software & Services–0.8%
Kakaku.com, Inc.	98,600	4,047,337
Telecity Group PLC(a)	934,158	8,059,748

		12,107,085

Office Electronics–0.3%
Konica Minolta Holdings, Inc.	785,000	5,382,519

Semiconductors & Semiconductor Equipment–0.1%
Sumco Corp.(a)	81,900	764,826

Software–1.9%
Aveva Group PLC	77,397	1,687,229
Nintendo Co., Ltd.	19,200	2,821,201
SAP AG	388,700	19,777,921
Temenos Group AG(a)	369,450	4,989,432

		29,275,783

		71,387,789

Utilities–2.3%
Electric Utilities–1.2%
E.ON AG	630,200	13,672,845
EDP–Energias de Portugal SA	1,425,500	4,390,520

		18,063,365

Gas Utilities–1.1%
Gas Natural SDG SA	801,000	13,621,080
Tokyo Gas Co., Ltd.	546,000	2,536,069

		16,157,149

		34,220,514

Total Common Stocks (cost $1,708,885,944)		1,465,065,591

RIGHTS–0.0%
Financials–0.0%
Commercial Banks–0.0%
Banco Bilbao Vizcaya Argentaria SA, expiring 10/20/11(a) (cost $113,118)	749,900	110,515

8	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–2.8%
Repurchase Agreements–2.8%
State Street Bank & Trust Co.	$42,076	$42,075,626
0.01%, dated 9/30/11 due 10/03/11 in the amount of $42,075,661 (collateralized by $42,895,000 Federal Home Loan Mortgage Corp., 0.78%, due 9/08/14, value $42,919,750) (cost $42,075,626)
Total Investments—100.0% (cost $1,751,074,688)		1,507,251,732

Other assets less liabilities—0.0%		614,218

Net Assets—100.0%		$1,507,865,950

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	489	December 2011	$13,460,869	$14,124,768	$663,899
FTSE 100 Index Futures	57	December 2011	4,624,874	4,524,734	(100,140)
Topix Index Futures	49	December 2011	4,701,533	4,812,330	110,797

					$674,556

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Great British Pound settling 12/15/11	15,038	$23,702,143	$23,434,025	$(268,118)
Norwegian Krone settling 12/15/11	229,406	42,414,768	38,943,781	(3,470,987)
BNP Paribas SA:
Australian Dollar settling 12/15/11	31,599	33,223,505	30,316,384	(2,907,121)
Citibank N.A:
Japanese Yen settling 12/15/11	800,714	10,451,142	10,392,248	(58,894)
Japanese Yen settling 12/15/11	1,315,576	17,171,256	17,074,493	(96,763)
HSBC BankUSA:
Swedish Krona settling 12/15/11	272,047	42,427,791	39,509,747	(2,918,044)
Royal Bank of Canada:
Canadian Dollar settling 12/15/11	4,216	4,077,713	4,016,924	(60,789)
Norwegian Krone settling 12/15/11	34,613	6,091,264	5,875,875	(215,389)
Swedish Krona settling 12/15/11	104,381	15,527,803	15,159,391	(368,412)
Swiss Franc settling 12/15/11	7,399	8,282,540	8,175,088	(107,452)
Royal Bank of Scotland PLC:
Canadian Dollar settling 12/15/11	5,859	5,898,401	5,582,343	(316,058)
Canadian Dollar settling 12/15/11	8,882	8,942,811	8,462,599	(480,212)
Standard Chartered Bank:
Japanese Yen settling 12/15/11	2,483,318	32,339,080	32,230,297	(108,783)
Westpac Banking Corporation:
Australian Dollar settling 12/15/11	7,268	7,368,807	6,972,989	(395,818)
New Zealand Dollar settling 12/15/11	47,608	39,512,497	36,110,326	(3,402,171)
Swiss Franc settling 12/15/11	60,364	69,786,585	66,695,640	(3,090,945)

Schedule of Investments—International Portfolio	9

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America N.A:
Euro settling 12/15/11	37,043	$50,760,023	$49,612,055	$1,147,968
Barclays Bank PLC Wholesale:
Canadian Dollar settling 12/15/11	8,283	8,414,519	7,891,884	522,635
Great British Pound settling 12/15/11	12,770	20,714,345	19,899,755	814,590
Japanese Yen settling 12/15/11	936,813	12,128,879	12,158,634	(29,755)
New Zealand Dollar settling 12/15/11	4,115	3,369,938	3,121,198	248,740
BNP Paribas SA:
Great British Pound settling 12/15/11	76,711	122,660,889	119,540,336	3,120,553
HSBC BankUSA:
Swiss Franc settling 12/15/11	13,154	15,023,528	14,533,736	489,792
Morgan Stanley and Co., Inc.:
Great British Pound settling 12/15/11	4,009	6,493,979	6,247,308	246,671
Japanese Yen settling 12/15/11	378,763	4,923,668	4,915,860	7,808
Royal Bank of Canada:
Euro settling 12/15/11	12,574	17,137,859	16,840,482	297,377
Standard Chartered Bank:
Canadian Dollar settling 12/15/11	70,804	71,698,438	67,460,695	4,237,743
Westpac Banking Corporation:
Australian Dollar settling 12/15/11	18,567	18,110,624	17,813,358	297,266

				$(6,864,568)

(a)	Non-income producing security.

Glossary:

REG—Registered Shares

See notes to financial statements.

10	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS–96.8%
Financials–25.5%
Commercial Banks–19.7%
Allahabad Bank	587,800	$1,882,667
Banco do Brasil SA	1,864,900	24,637,211
Banco do Estado do Rio Grande do Sul (Preference Shares)	648,700	5,520,117
Banco Santander Brasil SA/Brazil (ADR)	404,700	2,962,404
Bangkok Bank PCL	258,000	1,220,082
Bank Negara Indonesia Persero Tbk PT	18,801,431	7,855,446
Bank of Baroda	231,722	3,580,718
Bank of China Ltd.	9,583,900	2,963,547
Bank of India	584,000	3,728,757
Bank Rakyat Indonesia Persero Tbk PT	24,882,000	16,291,956
Canara Bank	1,351,000	12,063,558
China Construction Bank Corp.–Class H	10,507,400	6,355,251
CIMB Group Holdings Bhd	2,948,200	6,389,408
DGB Financial Group, Inc.(a)	392,150	4,643,685
Grupo Financiero Banorte SAB de CV–Class O	1,406,025	4,155,689
Hana Financial Group, Inc.	606,630	17,638,669
HDFC Bank Ltd.	1,115,600	10,545,372
Industrial & Commercial Bank of China–Class H	31,925,000	15,416,261
Itau Unibanco Holding SA (ADR)	29,000	450,080
Itausa–Investimentos Itau SA (Preference Shares)	2,763,493	14,006,695
KB Financial Group, Inc.	251,327	8,304,371
Komercni Banka AS	22,321	4,139,859
NOMOS-BANK (GDR)(a)(b)	187,379	1,791,343
Punjab National Bank	483,986	9,389,980
Sberbank of Russia (Sponsored ADR)(a)	1,002,500	8,621,500
Shinhan Financial Group Co., Ltd.	261,946	9,133,170
Siam Commercial Bank PCL	572,000	1,950,523
Turkiye Garanti Bankasi AS	2,365,746	9,154,964
Turkiye Halk Bankasi AS	917,600	6,548,805
Turkiye Is Bankasi–Class C	2,535,079	6,512,254
Turkiye Sinai Kalkinma Bankasi AS	2,176,402	2,324,918
Turkiye Vakiflar Bankasi Tao–Class D	6,273,200	12,504,394
Union Bank of India	829,964	4,099,402

		246,783,056

Company	Shares	U.S. $ Value

Diversified Financial Services–1.5%
FirstRand Ltd.	4,239,839	$10,248,826
Fubon Financial Holding Co., Ltd.	6,678,340	6,896,317
Warsaw Stock Exchange	74,649	947,487

		18,092,630

Insurance–1.1%
AIA Group Ltd.	5,014,600	14,264,729

Real Estate Management & Development–2.3%
BR Malls Participacoes SA	137,858	1,408,457
China Overseas Land & Investment Ltd.	4,916,000	7,009,006
Etalon Group Ltd. (GDR)(a)(b)	473,592	1,637,983
Evergrande Real Estate Group Ltd.	22,398,000	6,901,592
KWG Property Holding Ltd.	4,299,400	1,588,543
Longfor Properties Co., Ltd.	3,735,500	3,722,315
Shenzhen Investment Ltd.	16,501,600	3,021,303
Soho China Ltd.	4,688,500	2,960,102

		28,249,301

Thrifts & Mortgage Finance–0.9%
Housing Development Finance Corp.	837,295	10,919,007

		318,308,723

Energy–15.6%
Oil, Gas & Consumable Fuels–15.6%
Afren PLC(a)	3,390,032	4,252,850
Alliance Oil Co., Ltd. (GDR)(a)	221,000	2,340,365
Banpu PCL	154,400	2,605,304
China Petroleum & Chemical Corp.–Class H	14,169,000	13,626,455
CNOOC Ltd.	11,604,000	18,600,592
Exillon Energy PLC(a)	358,897	1,125,901
Gazprom OAO (Sponsored ADR)	4,145,612	39,590,595
KazMunaiGas Exploration Production (GDR)(b)	393,614	5,770,381
LUKOIL OAO (London) (Sponsored ADR)	532,600	26,731,194
NovaTek OAO (Sponsored GDR)(b)	68,950	7,941,922
OGX Petroleo e Gas Participacoes SA(a)	524,000	3,204,893
Petroleo Brasileiro SA (ADR)	251,700	5,650,665
Petroleo Brasileiro SA (Sponsored ADR)	1,623,870	33,646,586
PTT PCL	998,700	8,353,289
QGEP Participacoes SA	349,500	2,875,557
Rosneft Oil Co. (GDR)(b)	1,102,188	6,475,355
Thai Oil PCL	2,375,400	3,878,126
Ultrapar Participacoes SA	306,900	4,815,078
YPF SA (Sponsored ADR)	106,700	3,650,207

		195,135,315

Schedule of Investments—Emerging Markets Portfolio	11

Company	Shares	U.S. $ Value

Information Technology–14.2%
Communications Equipment–1.0%
HTC Corp.	546,950	$12,009,319

Computers & Peripherals–1.4%
Lite-On Technology Corp.	4,861,527	4,403,581
Pegatron Corp.	9,564,000	8,789,010
Wistron Corp.	4,164,254	4,673,405

		17,865,996

Electronic Equipment, Instruments & Components–2.2%
AU Optronics Corp.	20,345,155	8,097,605
Chroma ATE, Inc.	597,320	1,223,941
HannStar Display Corp.(a)	3,314,000	217,057
Ju Teng International Holdings Ltd.	4,594,000	846,409
LG Display Co., Ltd.	603,200	9,837,809
Unimicron Technology Corp.	3,479,000	4,865,911
Yageo Corp.	10,973,000	3,048,867

		28,137,599

Internet Software & Services–1.1%
Baidu, Inc./China (Sponsored ADR)(a)	46,800	5,003,388
Mail.ru Group Ltd. (GDR)(a)(b)	91,300	2,643,513
Tencent Holdings Ltd.	270,200	5,590,861

		13,237,762

IT Services–0.3%
Tata Consultancy Services Ltd.	203,500	4,269,454

Semiconductors & Semiconductor Equipment–8.2%
Advanced Semiconductor Engineering, Inc.	12,665,238	10,798,613
Advanced Semiconductor Engineering, Inc. (ADR)	1,094,732	4,619,769
MediaTek, Inc.	151,000	1,641,921
Powertech Technology, Inc.	6,662,260	14,166,397
Samsung Electronics Co., Ltd.	65,791	45,938,985
Samsung Electronics Co., Ltd. (Preference Shares)	19,830	9,453,178
Taiwan Semiconductor Manufacturing Co., Ltd.	5,699,120	12,827,359
Trina Solar Ltd. (Sponsored ADR)(a)	181,900	1,105,952
Vanguard International Semiconductor Corp.	4,151,000	1,447,353

		101,999,527

Software–0.0%
Kingdee International Software Group Co., Ltd.	1,605,600	604,035

		178,123,692

Materials–13.9%
Chemicals–2.4%
Braskem SA (Preference Shares)	390,500	3,028,049
Huabao International Holdings Ltd.	4,165,000	3,389,265
Hyosung Corp.	71,030	3,271,470

Company	Shares	U.S. $ Value

Israel Chemicals Ltd.	334,800	$3,812,801
LG Chem Ltd.	39,670	10,515,096
SKC Co., Ltd.	196,740	6,479,173

		30,495,854

Construction Materials–0.2%
BBMG Corp.	2,386,000	1,759,792

Metals & Mining–11.2%
African Minerals Ltd.(a)	287,900	1,713,664
African Rainbow Minerals Ltd.	79,074	1,690,774
Antofagasta PLC	266,400	3,803,824
Centamin Egypt Ltd.(a)	1,744,466	2,540,799
Cia de Minas Buenaventura SA (ADR)–Class B	81,300	3,068,262
Exxaro Resources Ltd.	710,695	14,895,539
First Quantum Minerals Ltd.	247,261	3,291,622
Gerdau SA	139,500	825,018
Gerdau SA (Preference Shares)	212,600	1,509,485
Gerdau SA (Sponsored ADR)	36,000	256,680
Hindalco Industries Ltd.	3,451,000	9,109,645
Hyundai Steel Co.	121,800	8,866,368
Jindal Saw Ltd.	617,455	1,705,482
Jindal Steel & Power Ltd.	167,800	1,716,357
Kazakhmys PLC	150,146	1,834,185
KGHM Polska Miedz SA	542,750	21,252,001
Koza Altin Isletmeleri AS	557,997	6,639,982
Mechel (Sponsored ADR)	144,400	1,471,436
Mongolian Mining Corp.(a)	4,343,500	3,873,359
Northam Platinum Ltd.	489,300	1,984,014
Poongsan Corp.	275,300	5,802,131
Real Gold Mining Ltd.(c)(d)	1,788,000	1,106,680
Tata Steel Ltd.	506,500	4,265,548
Vale SA (Sponsored ADR) (Local Preference Shares)	1,699,300	35,685,300
Xingda International Holdings Ltd.	3,011,000	1,468,489

		140,376,644

Paper & Forest Products–0.1%
China Forestry Holdings Co., Ltd.(a)(c)(d)	6,430,000	914,868

		173,547,158

Consumer Discretionary–12.8%
Auto Components–0.5%
Apollo Tyres Ltd.	1,350,678	1,515,153
Gajah Tunggal Tbk PT	5,905,500	1,635,977
Hyundai Mobis	12,760	3,614,097

		6,765,227

Automobiles–3.5%
Astra International Tbk PT	673,000	4,810,933
Dongfeng Motor Group Co., Ltd.–Class H	6,704,000	9,088,547
DRB-Hicom Bhd	2,753,800	1,483,158
Hyundai Motor Co.	81,762	14,293,447
Kia Motors Corp.	177,800	10,602,589

12	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Company	Shares	U.S. $ Value

Maruti Suzuki India Ltd.	46,730	$1,033,588
Tofas Turk Otomobil Fabrikasi AS	723,900	2,568,067

		43,880,329

Distributors–0.4%
Dah Chong Hong Holdings Ltd.	2,900,000	2,965,575
Imperial Holdings Ltd.	158,201	2,056,447

		5,022,022

Diversified Consumer Services–0.2%
Educomp Solutions Ltd.	166,270	800,472
Estacio Participacoes SA	156,500	1,373,354

		2,173,826

Hotels, Restaurants & Leisure–1.1%
Ajisen China Holdings Ltd.	2,130,000	2,436,026
Sands China Ltd.(a)	3,334,800	7,802,348
Shangri-La Asia Ltd.	1,670,000	3,188,678

		13,427,052

Household Durables–2.9%
Brookfield Incorporacoes SA	2,632,400	7,728,147
LG Electronics, Inc.	130,200	7,434,253
PDG Realty SA Empreendimentos e Participacoes	1,153,682	3,761,239
Rossi Residencial SA	1,342,400	6,268,460
Turkiye Sise ve Cam Fabrikalari AS	3,594,738	6,856,061
Urbi Desarrollos Urbanos SAB de CV(a)	3,535,700	4,764,933

		36,813,093

Leisure Equipment & Products–0.3%
Altek Corp.(a)	3,118,735	3,103,469

Media–1.4%
Focus Media Holding Ltd. (ADR)(a)	388,600	6,524,594
Naspers Ltd.	255,435	11,031,011

		17,555,605

Specialty Retail–1.2%
Belle International Holdings Ltd.(b)	2,027,000	3,504,810
Lewis Group Ltd.	423,900	3,661,941
Zhongsheng Group Holdings Ltd.	5,074,000	7,967,888

		15,134,639

Textiles, Apparel & Luxury Goods–1.3%
Alpargatas SA (Preference Shares)	376,000	2,087,723
Daphne International Holdings Ltd.	3,778,000	3,349,402
Pacific Textile Holdings Ltd.	3,118,000	1,598,152
Shenzhou International Group Holdings Ltd.	1,867,000	2,016,018
Trinity Ltd.	1,004,000	794,120
Yue Yuen Industrial Holdings Ltd.	2,385,500	6,200,041

		16,045,456

		159,920,718

Company	Shares	U.S. $ Value

Industrials–5.3%
Construction & Engineering–2.4%
Engineers India Ltd.	255,530	$1,273,323
Larsen & Toubro Ltd.	322,500	8,883,876
Samsung Engineering Co., Ltd.	99,900	19,287,385

		29,444,584

Industrial Conglomerates–0.5%
Bidvest Group Ltd.	345,780	6,366,616

Machinery–0.3%
Hiwin Technologies Corp.	177,000	1,200,216
Hydraulic Machines (GDR)(b)	364,500	1,676,700
Hydraulic Machines and Systems Group PLC (GDR)(a)(b)	125,900	579,140

		3,456,056

Marine–0.5%
Grindrod Ltd.	1,993,892	3,701,723
SITC International Holdings Co., Ltd.	10,668,000	2,266,444

		5,968,167

Road & Rail–0.8%
All America Latina Logistica SA	692,100	3,139,802
Localiza Rent a Car SA	385,669	5,107,384
TransContainer OAO (GDR)(b)	172,200	1,634,178

		9,881,364

Trading Companies & Distributors–0.3%
Barloworld Ltd.	533,300	3,974,839

Transportation Infrastructure–0.5%
China Merchants Holdings International Co., Ltd.	304,000	817,012
DP World Ltd.	320,950	3,276,899
OHL Mexico SAB de CV(a)	1,564,400	2,526,783

		6,620,694

		65,712,320

Consumer Staples–3.6%
Beverages–0.7%
Cia Cervecerias Unidas SA	696,558	7,305,381
Cia Cervecerias Unidas SA (ADR)	32,400	1,673,460

		8,978,841

Food & Staples Retailing–1.1%
China Resources Enterprise Ltd.	1,164,000	3,842,483
Massmart Holdings Ltd.	138,304	2,367,438
Olam International Ltd.	2,577,181	4,391,667
X5 Retail Group NV (GDR)(a)(b)	118,307	3,253,462

		13,855,050

Food Products–1.7%
Besunyen Holdings Co., Ltd.	4,131,000	746,253
China Mengniu Dairy Co., Ltd.	2,093,000	6,350,572
China Yurun Food Group Ltd.	5,033,000	5,367,842
CJ CheilJedang Corp.	11,400	2,814,414

Schedule of Investments—Emerging Markets Portfolio	13

Company	Shares	U.S. $ Value

Cosan Ltd.	369,900	$3,502,953
Gruma SAB de CV(a)	192,400	335,038
MHP SA (GDR)(a)(b)	159,400	1,960,620
NongShim Co., Ltd.	2,210	398,523

		21,476,215

Personal Products–0.1%
Hypermarcas SA	147,200	692,061

		45,002,167

Utilities–2.8%
Electric Utilities–1.6%
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Preference Shares)	159,758	2,418,143
Enersis SA (Sponsored ADR)	601,922	10,178,501
Light SA	566,600	7,455,223

		20,051,867

Gas Utilities–0.4%
Aygaz AS	944,004	4,862,815

Water Utilities–0.8%
Cia de Saneamento Basico do Estado de Sao Paulo	291,200	6,767,951
Cia de Saneamento de Minas Gerais-COPASA	205,100	3,245,167

		10,013,118

		34,927,800

Telecommunication Services–2.1%
Diversified Telecommunication Services–0.4%
LG Uplus Corp.	1,041,750	5,611,831

Wireless Telecommunication Services–1.7%
America Movil SAB de CV Series L (ADR)	850,234	18,773,167
Sistema JSFC (Sponsored GDR)(b)	146,900	2,056,600

		20,829,767

		26,441,598

Health Care–1.0%
Pharmaceuticals–1.0%
Aspen Pharmacare Holdings Ltd.(a)	679,802	7,651,565
Pharmstandard OJSC (GDR)(a)(b)	154,239	2,947,507
Sihuan Pharmaceutical Holdings Group Ltd.	6,221,000	2,276,899

		12,875,971

Total Common Stocks (cost $1,340,434,064)		1,209,995,462

Company	Shares	U.S. $ Value

WARRANTS–1.5%
Financials–1.2%
Commercial Banks–1.2%
Bank Muscat SAOG, Citigroup Global Markets Holdings, Inc., expiring 10/28/13(a)	621,700	$1,083,436
Commercial Bank of Qatar, Deutsche Bank AG London, expiring 5/26/17(a)	656,500	14,280,385

		15,363,821

Industrials–0.3%
Air Freight & Logistics–0.3%
Agility, Inc. Credit Suisse International, expiring 3/14/12(a)	2,655,500	2,975,488

Total Warrants (cost $19,868,329)		18,339,309

Principal Amount (000)
SHORT-TERM INVESTMENTS–0.7%
Repurchase Agreements–0.7%
State Street Bank & Trust Co.	$8,906	8,905,523
0.01%, dated 9/30/11 due 10/03/11 in the amount of $8,905,530 (collateralized by $9,080,000 Federal Home Loan Mortgage Corp., 0.78%, due 9/08/14, value $9,085,239) (cost $8,905,523)
Total Investments—99.0% (cost $1,369,207,916)		1,237,240,294

Other assets less liabilities—1.0%		12,449,914

Net Assets—100.0%		$1,249,690,208

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the aggregate market value of these securities amounted to $43,873,514 or 3.5% of net assets.
(c)	Fair valued.
(d)	Illiquid security.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSFC—Joint Stock Financial Corporation

OJSC—Open Joint Stock Company

See notes to financial statements.

14	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

SCB–ST–1946–0911

Sanford C. Bernstein Fund, Inc.

September 30, 2011

Schedule of Investments To the Annual Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Intermediate Duration Portfolio, Short Duration Plus Portfolio, and U.S. Government Short Duration Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2011

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2011

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–28.0%
United States–28.0%
U.S. Treasury Bonds 4.50%, 2/15/36	U.S.$	70,215	$90,917,471
4.625%, 2/15/40		79,675	106,465,719
4.75%, 2/15/37		5	6,716
5.375%, 2/15/31		84,405	118,734,117
U.S. Treasury Notes 1.00%, 8/31/16		340,765	341,616,913
1.125%, 12/15/11		210	210,451
1.50%, 6/30/16		151,455	155,632,129
1.75%, 1/31/14		15	15,488
2.625%, 7/31/14–11/15/20		470,290	504,784,250
3.625%, 2/15/20		110,331	127,363,348

Total Governments–Treasuries (cost $1,347,161,324)			1,445,746,602

MORTGAGE PASS-THROUGH’S–25.3%
Agency Fixed Rate 30-Year–21.1%
Federal Home Loan Mortgage Corp. Gold 4.50%, TBA		75,615	79,809,273
4.50%, 4/01/41		33,856	35,841,451
5.00%, 8/01/33		14	15,199
5.50%, 4/01/38		47,344	51,258,599
Series 2007 4.50%, 1/01/37–3/01/37		6,749	7,166,909
5.50%, 7/01/35		8,556	9,308,685
Federal National Mortgage Association 3.50%, TBA		77,320	79,410,052
4.00%, TBA		177,315	185,848,284
4.00%, 1/01/41		21,231	22,274,989
5.50%, 11/01/33–6/01/38		68,580	74,562,125
6.00%, 3/01/31–4/01/40		102,820	112,836,068
6.50%, 8/01/31–8/01/34		42	46,899
Series 2003 5.00%, 11/01/33		17,142	18,491,712
5.50%, 4/01/33–7/01/33		32,037	34,938,879
Series 2004 5.00%, 4/01/34		7	7,439
5.50%, 4/01/34–11/01/34		26,441	28,829,668
6.00%, 9/01/34–10/01/34		14,213	15,713,120
Series 2005 4.50%, 8/01/35–9/01/35		33,102	35,279,873
5.50%, 2/01/35		24,104	26,284,016
6.00%, 4/01/35		4,888	5,420,998
Series 2006 5.00%, 2/01/36		40,015	43,140,660

	Principal Amount (000)		U.S. $ Value

5.50%, 4/01/36	U.S.$	5,965	$6,497,916
6.00%, 10/01/31		19	21,069
Series 2007 4.50%, 9/01/35		24,462	26,110,406
5.00%, 7/01/36		10,748	11,589,901
6.00%, 3/01/37		88	97,112
Series 2008 5.50%, 12/01/35–5/01/38		60,864	66,252,374
6.00%, 3/01/37–5/01/38		81,985	90,194,872
Series 2010 6.00%, 4/01/40		20,736	22,752,612
Government National Mortgage Association Series 1996 8.50%, 11/15/26		1	679

			1,090,001,839

Agency Fixed Rate 15-Year–2.6%
Federal Home Loan Mortgage Corp. Gold 6.00%, 7/01/17		11	11,820
Federal National Mortgage Association 4.50%, TBA		96,800	103,061,750
4.50%, 6/01/19–7/01/26		29,590	31,500,880

			134,574,450

Agency ARMs–1.6%
Federal Home Loan Mortgage Corp. 4.964%, 9/01/37(a)		13,095	13,910,096
Series 2005 2.62%, 5/01/35(b)		6,043	6,373,988
Series 2006 2.449%, 3/01/34(a)		4,021	4,226,370
6.097%, 12/01/36(b)		3	3,292
Series 2007 5.874%, 3/01/37(b)		4	4,172
5.966%, 2/01/37(b)		5,083	5,246,678
Federal National Mortgage Association 4.977%, 10/01/39(a)		12,732	13,355,252
5.087%, 8/01/38(b)		7,204	7,535,576
Series 2006 2.109%, 3/01/36(a)		2,734	2,824,964
2.301%, 2/01/36(a)		5,102	5,384,917
Series 2007 2.462%, 3/01/34(a)		5,713	6,012,765
3.229%, 8/01/37(a)		5,200	5,478,226
5.927%, 10/01/37(b)		3,850	4,097,047
Series 2009 2.565%, 5/01/38(b)		6,051	6,400,429

			80,853,772

Total Mortgage Pass-Through’s (cost $1,263,109,782)			1,305,430,061

Schedule of Investments—Intermediate Duration Portfolio	1

Principal Amount (000)			U.S. $ Value

CORPORATES–INVESTMENT GRADES–22.8%
Financial Institutions–9.8%
Banking–5.2%
American Express Co. 8.125%, 5/20/19	U.S.$	15	$18,932
Bank of America Corp. 5.625%, 7/01/20		5,655	5,208,606
7.375%, 5/15/14		6,790	7,000,707
Series L 5.65%, 5/01/18		17,650	16,759,257
Bear Stearns Cos. LLC (The) 5.30%, 10/30/15		5	5,398
5.55%, 1/22/17		12,930	13,532,861
5.70%, 11/15/14		13,830	14,914,562
Capital One Financial Corp. 4.75%, 7/15/21		5	5,008
Citigroup, Inc. 5.30%, 1/07/16		50	51,966
5.375%, 8/09/20		18	18,648
5.50%, 4/11/13		8,995	9,257,888
6.50%, 8/19/13		9,375	9,865,275
8.50%, 5/22/19		7,395	8,931,829
Compass Bank 5.50%, 4/01/20		14,784	14,511,161
Countrywide Financial Corp. 6.25%, 5/15/16		5,826	5,141,626
Fifth Third Bancorp 6.25%, 5/01/13		10	10,588
Goldman Sachs Group, Inc. (The) 5.00%, 10/01/14		16	16,575
5.25%, 7/27/21		4,160	4,103,902
5.625%, 1/15/17		10	9,701
6.00%, 6/15/20		12,435	12,791,449
6.60%, 1/15/12		50	50,718
7.50%, 2/15/19		9,490	10,590,071
JPMorgan Chase & Co. 4.40%, 7/22/20		3,465	3,505,672
4.75%, 5/01/13		5	5,257
5.375%, 1/15/14		50	53,949
6.125%, 6/27/17		50	54,670
Macquarie Group Ltd. 4.875%, 8/10/17(c)		13,330	13,141,434
Merrill Lynch & Co., Inc. 6.05%, 5/16/16		3,400	3,059,779
Series B 5.30%, 9/30/15		30	28,294
Morgan Stanley 4.75%, 4/01/14		150	142,548
5.50%, 7/24/20		12,030	10,895,776
6.625%, 4/01/18		11,725	11,631,927
7.25%, 4/01/32		15	15,160
National Capital Trust II 5.486%, 3/23/15(c)		3,116	2,744,246
Nationwide Building Society 6.25%, 2/25/20(c)		13,470	13,575,457

Principal Amount (000)			U.S. $ Value

PNC Funding Corp. 5.125%, 2/08/20	U.S.$	5	$5,534
Royal Bank of Scotland Group PLC 5.00%, 10/01/14		5	4,656
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		10,385	10,266,248
Santander US Debt SA Unipersonal 2.991%, 10/07/13(c)		13,400	12,878,954
Shinhan Bank 4.125%, 10/04/16(c)		7,189	7,005,163
Societe Generale SA 2.50%, 1/15/14(c)		6,205	5,771,649
5.20%, 4/15/21(c)		6,250	5,426,713
UFJ Finance Aruba AEC 6.75%, 7/15/13		2,366	2,542,501
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(c)		6,080	4,689,066
Union Bank NA 5.95%, 5/11/16		11,795	12,987,250
Wachovia Corp. 5.50%, 5/01/13		12,875	13,681,657
Wells Fargo Bank NA 5.75%, 5/16/16		50	53,896

			266,964,184

Brokerage–0.2%
Jefferies Group, Inc. 5.125%, 4/13/18		7,760	7,267,271
6.875%, 4/15/21		5,180	5,380,295
8.50%, 7/15/19		9	10,010

			12,657,576

Finance–0.9%
General Electric Capital Corp. 4.80%, 5/01/13		26,490	27,820,116
5.625%, 5/01/18		20	21,864
Series A 4.375%, 11/21/11		6,285	6,312,044
HSBC Finance Corp. 6.375%, 10/15/11		35	35,051
6.676%, 1/15/21(c)		110	108,110
SLM Corp. Series A 5.375%, 1/15/13–5/15/14		12,928	12,754,708

			47,051,893

Insurance–2.8%
Aegon NV 4.75%, 6/01/13		1,915	1,998,885
Allied World Assurance Co. Ltd. 7.50%, 8/01/16		3,185	3,617,220
Allstate Corp. (The) 6.125%, 5/15/37		10,796	9,702,905
American International Group, Inc. 6.40%, 12/15/20		5,975	6,087,270
Assurant, Inc. 5.625%, 2/15/14		5	5,237

2	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)			U.S. $ Value

Coventry Health Care, Inc. 5.95%, 3/15/17	U.S.$	2,515	$2,818,249
6.125%, 1/15/15		965	1,068,031
6.30%, 8/15/14		7,810	8,563,454
Genworth Financial, Inc. 6.515%, 5/22/18		12,625	11,088,740
Guardian Life Insurance Co. of America 7.375%, 9/30/39(c)		6,145	8,104,192
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		2,690	2,706,014
5.50%, 3/30/20		12,615	12,299,802
6.10%, 10/01/41		5	4,355
Humana, Inc. 6.30%, 8/01/18		5,180	5,892,136
6.45%, 6/01/16		1,105	1,250,552
7.20%, 6/15/18		2,380	2,818,939
Lincoln National Corp. 8.75%, 7/01/19		3,071	3,639,961
Markel Corp. 7.125%, 9/30/19		6,479	7,340,791
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(c)		5,950	8,959,254
Metlife Capital Trust IV 7.875%, 12/15/37(c)		5,200	5,122,000
MetLife, Inc. 4.75%, 2/08/21		1,570	1,633,855
5.00%, 6/15/15		100	109,552
7.717%, 2/15/19		2,159	2,646,414
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		10,150	11,824,405
Principal Financial Group, Inc. 7.875%, 5/15/14		8,685	9,865,100
QBE Capital Funding III Ltd. 7.25%, 5/24/41(c)		7,610	6,878,747
XL Group PLC 5.25%, 9/15/14		7,525	7,835,022
6.25%, 5/15/27		5	5,125

			143,886,207

Other Finance–0.4%
Aviation Capital Group Corp. 7.125%, 10/15/20(c)		4,965	4,794,977
ORIX Corp. 4.71%, 4/27/15		12,891	13,365,840

			18,160,817

REITS–0.3%
ERP Operating LP 5.20%, 4/01/13		20	20,849
5.25%, 9/15/14		5	5,391
HCP, Inc. 5.375%, 2/01/21		9,111	9,141,403
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		7,078	7,312,629

Principal Amount (000)			U.S. $ Value

Simon Property Group LP 4.375%, 3/01/21	U.S.$	5	$5,080

			16,485,352

			505,206,029

Industrial–9.7%
Basic–1.3%
Anglo American Capital PLC 9.375%, 4/08/19(c)		7,107	9,412,376
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		8,125	7,960,233
ArcelorMittal 6.125%, 6/01/18		13,315	12,853,915
Arcelormittal USA, Inc. 6.50%, 4/15/14		5,578	5,955,971
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16		3	3,626
Dow Chemical Co. (The) 7.375%, 11/01/29		700	881,735
7.60%, 5/15/14		6,437	7,310,964
8.55%, 5/15/19		3,226	4,132,377
International Paper Co. 5.30%, 4/01/15		15	15,916
7.95%, 6/15/18		7,555	8,726,237
Packaging Corp. of America 5.75%, 8/01/13		4,135	4,414,522
PPG Industries, Inc. 5.75%, 3/15/13		5,115	5,446,544
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18		5	5,999
Teck Resources Ltd. 6.00%, 8/15/40		801	824,389

			67,944,804

Capital Goods–0.5%
General Electric Co. 5.25%, 12/06/17		150	166,660
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(c)		1,133	1,202,496
John Deere Capital Corp. 5.25%, 10/01/12		5	5,225
Owens Corning 6.50%, 12/01/16		8,371	9,030,107
Republic Services, Inc. 5.25%, 11/15/21		4,903	5,495,915
5.50%, 9/15/19		6,718	7,668,718
United Technologies Corp. 4.875%, 5/01/15		5	5,609

			23,574,730

Communications–Media–1.9%
CBS Corp. 5.625%, 8/15/12		94	97,319
5.75%, 4/15/20		7,030	7,747,622
8.875%, 5/15/19		4,391	5,608,010

Schedule of Investments—Intermediate Duration Portfolio	3

Principal Amount (000)			U.S. $ Value

Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	U.S.$	5,580	$8,051,114
Comcast Corp. 5.15%, 3/01/20		11,000	12,415,667
5.30%, 1/15/14		15	16,262
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21		3,225	3,311,775
4.75%, 10/01/14		4,555	4,934,882
News America, Inc. 6.55%, 3/15/33		3,525	3,824,142
9.25%, 2/01/13		6,725	7,346,202
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		10,897	13,909,966
Time Warner Cable, Inc. 7.50%, 4/01/14		5,275	5,966,616
8.75%, 2/14/19		10	12,797
Time Warner Entertainment Co. LP 8.375%, 3/15/23		10,470	13,406,217
WPP Finance UK 5.875%, 6/15/14		1,475	1,594,330
8.00%, 9/15/14		9,922	11,229,541

			99,472,462

Communications–Telecommunications–1.1%
American Tower Corp. 5.05%, 9/01/20		10,745	10,723,145
AT&T Corp. 8.00%, 11/15/31		1,800	2,511,362
AT&T, Inc. 4.45%, 5/15/21		6,258	6,714,045
5.80%, 2/15/19		50	58,542
BellSouth Corp. 5.20%, 9/15/14		50	54,902
Embarq Corp. 7.082%, 6/01/16		5,181	5,363,185
Telecom Italia Capital SA 6.175%, 6/18/14		9,805	9,757,544
6.375%, 11/15/33		1,380	1,180,591
7.175%, 6/18/19		5,770	5,784,990
United States Cellular Corp. 6.70%, 12/15/33		14,345	14,425,734
Verizon Communications, Inc. 5.25%, 4/15/13		5	5,316
5.55%, 2/15/16		50	57,044
Verizon Global Funding Corp. 7.375%, 9/01/12		20	21,145
Vodafone Group PLC 5.75%, 3/15/16		20	22,810

			56,680,355

Consumer Cyclical–Automotive–0.2%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		9,394	10,244,373

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical–Entertainment–0.6%
Time Warner, Inc. 4.70%, 1/15/21	U.S.$	5,650	$5,905,550
7.625%, 4/15/31		5	6,241
Turner Broadcasting System, Inc. 8.375%, 7/01/13		11,372	12,638,795
Viacom, Inc. 5.625%, 9/15/19		10,995	12,401,415

			30,952,001

Consumer Cyclical–Other–0.2%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		12,589	13,085,296

Consumer Cyclical–Restaurants–0.0%
McDonald’s Corp. 5.00%, 2/01/19		25	29,223
5.80%, 10/15/17		50	60,240

			89,463

Consumer Cyclical–Retailers–0.1%
CVS Caremark Corp. 6.60%, 3/15/19		5,720	6,957,625
Wal-Mart Stores, Inc. 5.80%, 2/15/18		100	121,404

			7,079,029

Consumer Non-Cyclical–1.1%
Abbott Laboratories 5.875%, 5/15/16		90	105,947
Ahold Finance USA LLC 6.875%, 5/01/29		12,145	15,535,459
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		5,363	5,573,718
5.875%, 5/15/13		8,910	9,353,647
8.50%, 6/15/19		5	6,230
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(c)		11,945	12,767,772
Delhaize Group SA 5.875%, 2/01/14		2,960	3,225,399
Fortune Brands, Inc. 3.00%, 6/01/12		7,125	7,166,090
Thermo Fisher Scientific, Inc. 4.70%, 5/01/20		5	5,607
Whirlpool Corp. 8.60%, 5/01/14		1,270	1,448,545

			55,188,414

Energy–1.2%
Anadarko Petroleum Corp. 5.95%, 9/15/16		4,831	5,284,143
6.45%, 9/15/36		3,420	3,617,638
Apache Corp. 5.25%, 4/15/13		5	5,323
Hess Corp. 7.875%, 10/01/29		1,142	1,536,794
8.125%, 2/15/19		1,615	2,081,594
Marathon Petroleum Corp. 3.50%, 3/01/16(c)		1,677	1,728,962

4	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

	Principal Amount (000)		U.S. $ Value

5.125%, 3/01/21(c)	U.S.$	2,842	$2,959,608
Nabors Industries, Inc. 9.25%, 1/15/19		11,025	13,946,790
Noble Energy, Inc. 8.25%, 3/01/19		10,594	13,909,604
Noble Holding International Ltd. 4.90%, 8/01/20		975	1,048,798
Valero Energy Corp. 6.125%, 2/01/20		4,366	4,844,675
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		6,870	8,876,136

			59,840,065

Other Industrial–0.2%
Noble Group Ltd. 6.75%, 1/29/20(c)		12,486	10,987,680

Technology–0.4%
Agilent Technologies, Inc. 5.00%, 7/15/20		1,962	2,116,768
Computer Sciences Corp. 5.50%, 3/15/13		7,070	7,404,567
Motorola Solutions, Inc. 7.50%, 5/15/25		985	1,153,473
Oracle Corp. 4.95%, 4/15/13		3	3,193
Xerox Corp. 8.25%, 5/15/14		11,120	12,659,964

			23,337,965

Transportation–Airlines–0.2%
Southwest Airlines Co. 5.25%, 10/01/14		6,475	6,942,573
5.75%, 12/15/16		4,230	4,689,242

			11,631,815

Transportation–Railroads–0.1%
Canadian Pacific Railway Co. 6.50%, 5/15/18		2,182	2,589,609

Transportation–Services–0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(c)		13,450	13,301,902
Con-way, Inc. 6.70%, 5/01/34		8,260	8,071,779
Ryder System, Inc. 5.85%, 11/01/16		3,664	4,228,630
7.20%, 9/01/15		3,534	4,200,629

			29,802,940

			502,501,001

Utility–2.5%
Electric–1.4%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)		5,615	5,994,563
Ameren Corp. 8.875%, 5/15/14		6,845	7,742,592

	Principal Amount (000)		U.S. $ Value

Carolina Power & Light Co. 6.50%, 7/15/12	U.S.$	5	$5,220
Constellation Energy Group, Inc. 5.15%, 12/01/20		10,440	10,646,994
Duke Energy Carolinas LLC 3.90%, 6/15/21		4	4,274
FirstEnergy Corp. Series B 6.45%, 11/15/11		1,128	1,134,142
Series C 7.375%, 11/15/31		7,850	9,681,742
Nisource Finance Corp. 6.80%, 1/15/19		13,300	15,513,333
Southern Co. Series A 5.30%, 1/15/12		3	3,036
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(c)		5,805	6,225,003
TECO Finance, Inc.
4.00%, 3/15/16		2,925	3,083,462
5.15%, 3/15/20		3,625	3,981,642
Union Electric Co. 6.70%, 2/01/19		1,205	1,480,238
Wisconsin Energy Corp. 6.25%, 5/15/67		5,810	5,802,737

			71,298,978

Natural Gas–1.1%
DCP Midstream LLC 5.35%, 3/15/20(c)		3,019	3,180,631
Energy Transfer Partners LP 6.70%, 7/01/18		7,930	8,876,089
7.50%, 7/01/38		8,376	9,092,684
EQT Corp. 8.125%, 6/01/19		6,556	7,948,488
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		5,095	5,031,954
TransCanada PipeLines Ltd. 6.35%, 5/15/67		12,800	12,745,024
Williams Partners LP 5.25%, 3/15/20		10,223	10,995,818

			57,870,688

			129,169,666

Non Corporate Sectors–0.8%
Agencies–Not Government Guaranteed–0.8%
AK Transneft OJSC Via TransCapitalInvest Ltd. 8.70%, 8/07/18(c)		4,321	5,001,558
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		11,970	12,059,775
MDC-GMTN B.V. 3.75%, 4/20/16(c)		12,840	13,306,073

Schedule of Investments—Intermediate Duration Portfolio	5

Principal Amount (000)			U.S. $ Value

Petrobras International Finance Co.–Pifco 5.75%, 1/20/20	U.S.$	9,755	$10,125,690

			40,493,096

Total Corporates–Investment Grades (cost $1,113,338,154)			1,177,369,792

AGENCIES–7.9%
Agency Debentures–7.9%
Federal Farm Credit Bank 0.285%, 4/26/13(b)		100	100,059
0.295%, 6/26/13(b)		64,000	64,045,376
Federal Home Loan Mortgage Corp. 3.75%, 3/27/19		50	56,486
Federal National Mortgage Association 0.254%, 11/23/12(b)		120,665	120,664,600
4.375%, 10/15/15		125	141,776
6.25%, 5/15/29		9,730	13,796,945
6.625%, 11/15/30		74,395	110,567,486
Residual Funding Corp. Principal Strip 0.01%, 7/15/20		119,840	99,207,387

Total Agencies (cost $373,955,558)			408,580,115

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.7%
Non-Agency Fixed Rate CMBS–2.6%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47		10	10,439
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4 5.903%, 9/11/38		18,895	20,744,764
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		10	10,495
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1, Class A4 4.75%, 1/15/37		4,400	4,593,912
Series 2005-C1, Class A4 5.014%, 2/15/38		13,795	14,747,062
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.011%, 6/15/38		26,360	28,148,605
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42		5,840	6,154,180

	Principal Amount (000)		U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP3, Class A4B 4.996%, 8/15/42	U.S.$	35	$35,164
Series 2006-CB14, Class A4 5.481%, 12/12/44		6,750	7,283,824
Series 2006-CB16, Class A4 5.552%, 5/12/45		21,000	22,530,879
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A4 4.367%, 3/15/36		35	36,727
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.097%, 6/12/46		11,735	12,986,244
WF-RBS Commercial Mortgage Trust Series 2011-C3, Class A2 3.24%, 3/15/44(c)		15,288	15,300,369

			132,582,664

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.669%, 3/06/20(b)(c)		5,835	5,647,349

Total Commercial Mortgage-Backed Securities (cost $129,519,850)			138,230,013

ASSET-BACKED SECURITIES–1.7%
Autos–Fixed Rate–0.6%
AmeriCredit Automobile Receivables Trust Series 2011-4, Class A2 0.92%, 3/09/15		8,950	8,944,855
CarMax Auto Owner Trust Series 2009-2, Class A4 2.82%, 12/15/14		5,758	5,952,698
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(c)	CAD	18,428	17,630,843

			32,528,396

Credit Cards–Floating Rate–0.4%
Discover Card Master Trust Series 2009-A1, Class A1 1.529%, 12/15/14(b)		6,330	6,383,164
Series 2009-A2, Class A 1.529%, 2/17/15(b)		5,400	5,442,394
Series 2010-A1, Class A1 0.879%, 9/15/15(b)		5,823	5,866,005

			17,691,563

Other ABS–Fixed Rate–0.3%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		11,186	11,227,933

6	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)			U.S. $ Value

GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15	U.S.$	5,442	$5,438,985

			16,666,918

Home Equity Loans–Floating Rate–0.3%
Bear Stearns Asset Backed Securities Trust Series 2007-HE3, Class M1 0.685%, 4/25/37(b)(d)		10,375	196,337
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.491%, 1/20/35(b)		2,920	2,568,175
Morgan Stanley Structured Trust Series 2007-1, Class A2 0.425%, 6/25/37(b)		9,105	5,658,990
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.465%, 2/25/37(b)(d)		6,080	46,690
Residential Asset Securities Corp. Series 2003-KS3, Class A2 0.835%, 5/25/33(b)(d)		208	156,453
Soundview Home Equity Loan Trust Series 2007-OPT3, Class 2A2 0.365%, 8/25/37(b)		7,512	6,336,421

			14,963,066

Home Equity Loans–Fixed Rate–0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.343%, 12/25/32		2,011	1,625,711
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		1,888	1,587,083

			3,212,794

Total Asset-Backed Securities (cost $107,874,708)			85,062,737

INFLATION-LINKED SECURITIES–1.5%
United States–1.5%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS) (cost $78,705,680)		74,811	78,306,129

GOVERNMENTS–SOVEREIGN AGENCIES–1.2%
United Kingdom–1.2%
Royal Bank of Scotland PLC (The)
1.45%, 10/20/11(c)		39,977	39,993,271
2.625%, 5/11/12(c)		23,310	23,606,200

Total Governments–Sovereign Agencies (cost $63,285,718)			63,599,471

	Principal Amount (000)		U.S. $ Value

CORPORATES–NON-INVESTMENT GRADES–1.2%
Industrial–0.6%
Basic–0.3%
Lyondell Chemical Co. 8.00%, 11/01/17(c)	U.S.$	4,094	$4,411,285
United States Steel Corp. 6.05%, 6/01/17		8,268	7,523,880
Westvaco Corp. 8.20%, 1/15/30		1,700	1,927,302
Weyerhaeuser Co. 7.375%, 3/15/32		5	4,986

			13,867,453

Capital Goods–0.2%
Griffon Corp. 7.125%, 4/01/18		4,439	3,917,418
Mohawk Industries, Inc. 6.875%, 1/15/16		4,709	4,862,042

			8,779,460

Communications–Media–0.0%
RR Donnelley & Sons Co. 4.95%, 4/01/14		2,482	2,345,490

Communications–Telecommunications–0.0%
eAccess Ltd. 8.25%, 4/01/18(c)		2,608	2,399,360

Consumer Cyclical–Retailers–0.1%
JC Penney Co., Inc. 5.65%, 6/01/20		3,426	3,211,875

			30,603,638

Financial Institutions–0.5%
Banking–0.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	2,695	2,095,968
BankAmerica Capital II Series 2 8.00%, 12/15/26	U.S.$	5,957	5,540,010
LBG Capital No.1 PLC 8.00%, 6/15/20(c)		5,885	3,884,100

			11,520,078

Brokerage–0.1%
Lehman Brothers Holdings, Inc.
6.20%, 9/26/14(e)		5,118	1,234,717
7.875%, 11/01/09(e)		10,672	2,521,260
Series G
4.80%, 3/13/14(e)		3,322	784,823

			4,540,800

Insurance–0.2%
ING Capital Funding Trust III Series 9 3.969%, 12/31/11(b)		6,938	5,188,910

Schedule of Investments—Intermediate Duration Portfolio	7

	Principal Amount (000)		U.S. $ Value

XL Group PLC Series E 6.50%, 4/15/17	U.S.$	7,055	$5,538,175

			10,727,085

			26,787,963

Utility–0.1%
Electric–0.1%
CMS Energy Corp. 8.75%, 6/15/19		4,675	5,448,918

Total Corporates–Non-Investment Grades (cost $75,015,400)			62,840,519

QUASI-SOVEREIGNS–0.9%
Quasi-Sovereign Bonds–0.9%
Kazakhstan–0.1%
KazMunayGas National Co. 7.00%, 5/05/20(c)		7,742	7,742,000

Malaysia–0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		12,990	14,186,873

Russia–0.5%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(c)		22,651	23,783,550

Total Quasi-Sovereigns (cost $43,385,287)			45,712,423

COLLATERALIZED MORTGAGE OBLIGATIONS–0.3%
Non-Agency Fixed Rate–0.3%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 2.647%, 2/25/36		7,217	3,991,319
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.07%, 5/25/35		7,680	6,733,332
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.454%, 5/25/36		5,638	2,512,213
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 2.762%, 12/25/35		777	770,845

			14,007,709

Non-Agency Floating Rate–0.0%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.242%, 12/25/35(b)		3,665	2,225,511

Principal Amount (000)			U.S. $ Value

Agency Fixed Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.809%, 5/28/35	U.S.$	1,605	$1,134,937

Total Collateralized Mortgage Obligations (cost $26,529,463)			17,368,157

LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.3%
United States–0.3%
California GO
5.75%, 3/01/17		10	11,246
7.625%, 3/01/40		12,895	15,895,925

Total Local Governments–Municipal Bonds (cost $13,173,857)			15,907,171

BANK LOANS–0.3%
Industrial–0.2%
Communications–Media–0.0%
Charter Communications Operating, LLC 2.24%, 3/06/14(b)		39	38,764
Intelsat Jackson Holdings S.A. (fka Intelsat Jackson Holdings, Ltd.) 5.25%, 4/02/18(b)		1,871	1,781,937
SuperMedia Inc. (fka Idearc Inc.) 11.00%, 12/31/15(b)		274	119,683

			1,940,384

Consumer Cyclical–Other–0.0%
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(b)(e)		1,038	2,646
VML US Finance LLC (aka Venetian Macau) 4.74%, 5/27/13(b)		605	600,243

			602,889

Consumer Cyclical–Retailers–0.0%
Mattress Holding Corp. 2.62%-4.50%, 1/18/14(b)		478	430,615

Services–0.1%
Sabre Inc. 2.24%-2.25%, 9/30/14(b)		2,471	2,067,523

Technology–0.1%
First Data Corporation 2.98%, 9/24/14(b)		1,397	1,210,878
IPC Systems, Inc. 5.62%, 6/01/15(b)		2,000	1,652,500
SunGard Data Systems Inc. (Solar Capital Corp.) 1.98%, 2/28/14(b)		72	69,266

			2,932,644

			7,974,055

8	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

	Principal Amount (000)		U.S. $ Value

Utility–0.1%
Electric–0.1%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 4.75%, 5/01/14(b)	U.S.$	3,800	$3,446,600
GBGH, LLC (US Energy)
6.00%, 6/09/13(b)(d)(f)		1,189	89,207
14.00%, 6/09/14(b)(d)(f)(g)		506	0
Texas Competitive Electric Holdings Company, LLC (TXU) 3.773%, 10/10/14(b)		2,200	1,546,678

			5,082,485

Total Bank Loans (cost $15,642,795)			13,056,540

GOVERNMENTS–SOVEREIGN BONDS–0.2%
Poland–0.0%
Poland Government International Bond 3.875%, 7/16/15		3	3,030

Russia–0.2%
Russian Foreign Bond–Eurobond 7.50%, 3/31/30(c)		9,210	10,352,096

Total Governments–Sovereign Bonds (cost $9,337,599)			10,355,126

	Shares
PREFERRED STOCKS–0.1%
Financial Institutions–0.1%
Finance–0.1%
Citigroup Capital XII 8.50% (cost $5,250,000)		210,000	5,230,323

	Shares		U.S. $ Value

COMMON STOCKS–0.0%
Champion Holdco, LLC(d)(f)(h) (cost $81,903)		158,657	$0

	Principal Amount (000)
WARRANTS–0.0%
Warrants–0.0%
Champion Holdco, LLC, expiring 1/27/15(c)(e)(g)	U.S.$	57,788	0
GBGH, LLC, expiring 6/9/19(c)(e)(g)		2,384	0

Total Warrants (cost $0)			0

SHORT-TERM INVESTMENTS–13.3%
Time Deposit–13.3%
State Street Time Deposit 0.01%, 10/03/11 (cost $685,547,035)		685,547	685,547,035

Total Investments—107.7% (cost $5,350,914,113)			5,558,342,214

Other assets less liabilities—(7.7)%			(398,659,320)

Net Assets—100.0%			$5,159,682,894

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	1,707	December 2011	$376,416,807	$375,886,736	$530,071

Schedule of Investments—Intermediate Duration Portfolio	9

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Mexican Nuevo Peso settling 10/19/11	673,125	$51,812,687	$48,464,528	$(3,348,159)
Royal Bank of Scotland PLC:
Mexican Nuevo Peso settling 10/19/11	10,389	769,574	747,969	(21,605)
Sale Contracts:
Barclays Bank PLC Wholesale:
Canadian Dollar settling 10/21/11	18,428	18,458,641	17,577,856	880,785
Goldman Sachs International:
Mexican Nuevo Peso settling 10/19/11	633,749	51,313,627	45,629,512	5,684,115
HSBC Bank USA:
Mexican Nuevo Peso settling 10/19/11	49,764	3,980,016	3,582,985	397,031
Morgan Stanley & Co., Inc.:
Euro settling 10/17/11	4,696	6,393,931	6,291,463	102,468
Royal Bank of Canada:
Euro settling 10/17/11	2,169	2,967,003	2,906,193	60,810

				$3,755,445

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at September 30, 2011	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, N.A.:
CDX-NAHYS16V1-5Y, 6/20/16*	(5.00)%	7.7211%		$26,190	$2,464,275	$1,805,412	$658,863
Barclays Bank PLC:
ITRAXX-FINSENS15V1-5Y, 6/20/16*	(1.00)	2.7529	EUR	51,000	4,932,197	4,516,653	415,544
Morgan Stanley Capital Services Inc.:
CDX-NAHYS16V1-5Y, 6/20/16*	(5.00)	2.7529		78,600	7,395,649	5,597,427	1,798,222
CDX-NAIGS17V1-5Y, 12/20/16*	(1.00)	1.4450		51,870	1,105,529	1,009,620	95,909
ITRAXX-FINSENS15V1-5Y, 6/20/16*	(1.00)	2.7529	EUR	24,620	2,380,961	2,173,750	207,211
* Termination date

							$3,175,749

(a)	Variable rate coupon, rate shown as of September 30, 2011.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2011.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the aggregate market value of these securities amounted to $388,334,435 or 7.5% of net assets.
(d)	Illiquid security.
(e)	Security is in default and is non-income producing.
(f)	Non-income producing security.
(g)	Pay-In-Kind Payments (PIK).
(h)	Fair valued.

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

GO—General Obligation

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

10	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2011

Principal Amount (000)			U.S. $ Value

GOVERNMENTS-TREASURIES–50.8%
New Zealand–2.9%
New Zealand Government Bond Series 413 6.50%, 4/15/13	NZD	26,205	$21,057,966

United States–47.9%
U.S. Treasury Notes
0.375%, 7/31/13	U.S.$	46,650	46,750,204
0.50%, 8/15/14		11,115	11,143,677
0.75%, 8/15/13		15,420	15,554,324
1.00%, 8/31/16–9/30/16		22,545	22,592,202
1.375%, 11/15/12–1/15/13		130,395	132,159,459
1.75%, 8/15/12		30,730	31,147,744
2.875%, 1/31/13		33,205	34,364,585
3.125%, 8/31/13		21,350	22,503,391
3.375%, 7/31/13		30,160	31,864,734

			348,080,320

Total Governments–Treasuries (cost $368,093,386)			369,138,286

ASSET-BACKED SECURITIES–17.0%
Autos–Fixed Rate–11.4%
Ally Auto Receivables Trust
Series 2011-1, Class A2 0.81%, 10/15/13		2,052	2,051,837
Series 2011-2, Class A2 0.67%, 10/15/13		1,940	1,939,172
AmeriCredit Automobile Receivables Trust
Series 2011-3, Class A2 0.84%, 11/10/14		2,630	2,626,748
Series 2011-4, Class A2 0.92%, 3/09/15		1,250	1,249,281
Bank of America Auto Trust
Series 2009-2A, Class A4 3.03%, 10/15/16(a)		3,755	3,848,959
Series 2009-3A, Class A4 2.67%, 12/15/16(a)		5,680	5,826,722
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		2,995	2,994,827
BMW Vehicle Owner Trust Series 2010-A, Class A3 1.39%, 4/25/14		2,375	2,387,302
CarMax Auto Owner Trust Series 2010-1, Class A3 1.56%, 7/15/14		2,703	2,719,176

Principal Amount (000)			U.S. $ Value

Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16	U.S.$	1,281	$1,291,592
Ford Auto Securitization Trust Series 2011-R3A, Class A1 1.708%, 8/15/13(a)	CAD	2,535	2,419,479
Ford Credit Auto Lease Trust
Series 2010-B, Class A2 0.75%, 10/15/12(a)	U.S.$	2,297	2,297,512
Series 2011-A, Class A2 0.74%, 9/15/13		2,965	2,962,668
Ford Credit Auto Owner Trust
Series 2009-D, Class A4 2.98%, 8/15/14		3,425	3,516,750
Series 2011-A, Class A3 0.97%, 1/15/15		3,510	3,516,498
Series 2011-B, Class B 2.27%, 1/15/17		2,135	2,171,355
Harley-Davidson Motorcycle Trust Series 2010-1, Class A2 0.83%, 11/15/13		1,088	1,087,992
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(a)		1,293	1,293,807
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(a)		1,225	1,223,593
Hyundai Auto Receivables Trust Series 2010-B, Class A3 0.97%, 4/15/15		5,154	5,171,108
Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A2 0.79%, 4/15/13(a)		3,431	3,432,149
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		31	31,682
MMCA Automobile Trust Series 2011-A, Class A2 0.75%, 10/15/13(a)		2,155	2,154,453
Nissan Auto Lease Trust
Series 2009-B, Class A4 2.65%, 1/15/15		4,785	4,791,641
Series 2010-B, Class A2 0.90%, 5/15/13		2,014	2,015,923
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		1,843	1,846,192
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(a)		2,530	2,528,638

Schedule of Investments—Short Duration Plus Portfolio	11

Principal Amount (000)			U.S. $ Value

Toyota Auto Receivables Owner Trust Series 2010-A, Class A3 1.27%, 12/16/13	U.S.$	3,981	$3,995,323
Volkswagen Auto Lease Trust Series 2010-A, Class A2 0.77%, 1/22/13		2,325	2,326,271
Volkswagen Auto Loan Enhanced Trust Series 2011-1, Class A3 1.22%, 6/22/15		3,670	3,689,923
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		3,425	3,423,399

			82,831,972

Credit Cards–Floating Rate–2.7%
Chase Issuance Trust Series 2009-A2, Class A2 1.779%, 4/15/14(b)		6,000	6,048,456
Discover Card Master Trust
Series 2009-A1, Class A1
1.529%, 12/15/14(b)		1,675	1,689,068
Series 2009-A2, Class A
1.529%, 2/17/15(b)		635	639,985
Series 2010-A1, Class A1
0.879%, 9/15/15(b)		3,271	3,295,157
GE Capital Credit Card Master Note Trust
Series 2011-1, Class A
0.779%, 1/15/17(b)		1,465	1,474,143
Series 2011-2, Class A
0.709%, 5/15/19(b)		2,565	2,565,354
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.981%, 12/18/14(a)(b)		4,030	4,022,665

			19,734,828

Autos–Floating Rate–1.6%
BMW Floorplan Master Owner Trust Series 2009-1A, Class A 1.379%, 9/15/14(a)(b)		2,340	2,350,129
Ford Credit Floorplan Master Owner Trust Series 2010-1, Class A 1.879%, 12/15/14(a)(b)		3,385	3,433,047
GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.779%, 10/20/14(a)(b)		2,879	2,906,402
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.479%, 11/17/14(a)(b)		1,985	1,991,102

Principal Amount (000)			U.S. $ Value

Wheels SPV LLC Series 2009-1, Class A 1.779%, 3/15/18(a)(b)	U.S.$	1,404	$1,409,488

			12,090,168

Other ABS–Fixed Rate–1.0%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		2,817	2,827,576
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(a)		2,090	2,090,083
John Deere Owner Trust
Series 2009-A, Class A3
2.59%, 10/15/13		260	260,742
Series 2011-A, Class A2
0.64%, 6/16/14		2,145	2,144,046

			7,322,447

Home Equity Loans–Floating Rate–0.2%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.53%, 4/25/33(b)(c)		984	890,888
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.511%, 1/20/36(b)		495	432,690

			1,323,578

Home Equity Loans–Fixed Rate–0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		747	627,810
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		13	0

			627,810

Total Asset-Backed Securities (cost $123,983,998)			123,930,803

MORTGAGE PASS-THROUGH’S–11.7%
Agency ARMs–5.9%
Federal Home Loan Mortgage Corp.
2.736%, 6/01/37(c)		8,579	9,083,610
4.955%, 10/01/39(c)		1,862	1,971,850
Series 2005
2.602%, 5/01/35(c)		1,473	1,555,888
Series 2007
5.817%, 11/01/36(b)		968	1,006,596
6.091%, 1/01/37(b)		841	878,005
Federal National Mortgage Association
2.522%, 1/01/36(c)		1,596	1,694,812
3.923%, 10/01/37(c)		2,869	3,028,240

12	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

	Principal Amount (000)		U.S. $ Value

4.923%, 6/01/37(b)	U.S.$	1,799	$1,898,938
4.977%, 10/01/39(c)		1,828	1,917,530
5.087%, 8/01/38(b)		3,369	3,524,255
Series 2003
2.685%, 12/01/33(c)		332	349,963
Series 2005
2.442%, 2/01/35(b)		2,008	2,097,903
2.765%, 10/01/35(c)		2,437	2,583,821
Series 2006
2.569%, 5/01/36(b)		1,658	1,751,344
2.61%, 1/01/36(c)		3,607	3,795,880
2.784%, 7/01/36(c)		1,305	1,362,520
Series 2007
2.706%, 11/01/35(b)		1,906	2,021,441
5.476%, 2/01/37(b)		1,538	1,623,926
6.267%, 1/01/37(b)		12	12,210
Series 2009
3.02%, 7/01/38(c)		947	996,660

			43,155,392

Agency Fixed Rate 30-Year–5.6%
Federal National Mortgage Association
6.00%, 6/01/38–4/01/40		10,007	10,981,335
Series 2008
6.00%, 5/01/38		12,044	13,217,754
Series 2010
6.00%, 4/01/40		14,522	15,934,704
Government National Mortgage Association Series 2002 7.50%, 3/15/32		248	284,943

			40,418,736

Agency Fixed Rate 15-Year–0.2%
Federal National Mortgage Association
6.00%, 12/01/21		91	98,373
Series 2000
7.50%, 3/01/15		63	67,410
Series 2001
6.00%, 11/01/16–12/01/16		474	510,902
Series 2002
6.00%, 2/01/17		318	342,660
8.00%, 8/01/16		135	146,349

			1,165,694

Total Mortgage Pass-Through’s (cost $83,682,605)			84,739,822

CORPORATES–INVESTMENT GRADES–7.3%

Industrial–6.3%
Capital Goods–0.9%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		3,555	3,574,876

Principal Amount (000)			U.S. $ Value

Eaton Corp. 0.679%, 6/16/14(b)	U.S.$	1,812	$1,814,936
John Deere Capital Corp. 5.25%, 10/01/12		1,364	1,425,328

			6,815,140

Communications–Telecommunications–1.5%
AT&T, Inc. 4.95%, 1/15/13		1,352	1,416,004
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		3,170	3,468,113
New Cingular Wireless Services, Inc. 8.125%, 5/01/12		2,415	2,512,462
Verizon Communications, Inc. 1.95%, 3/28/14		880	900,693
Verizon Global Funding Corp. 7.375%, 9/01/12		2,519	2,663,273

			10,960,545

Consumer Cyclical–Automotive–0.6%
American Honda Finance Corp. 2.375%, 3/18/13(a)		2,859	2,898,774
Toyota Motor Credit Corp. 1.375%, 8/12/13		1,525	1,536,758

			4,435,532

Consumer Cyclical–Entertainment–0.3%
Walt Disney Co. (The) 4.50%, 12/15/13		1,762	1,903,356

Consumer Cyclical–Retailers–0.2%
Wal-Mart Stores, Inc. 4.55%, 5/01/13		1,710	1,816,427

Consumer Non-Cyclical–1.1%
Avon Products, Inc. 5.625%, 3/01/14		383	411,993
Baxter International, Inc. 1.80%, 3/15/13		946	959,502
Bottling Group LLC 5.00%, 11/15/13		1,703	1,846,217
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		1,316	1,403,905
PepsiCo, Inc. 4.65%, 2/15/13		1,312	1,383,286
Sanofi 1.625%, 3/28/14		1,835	1,865,641

			7,870,544

Energy–0.3%
ConocoPhillips 4.75%, 2/01/14		1,767	1,922,800

Technology–1.4%
Cisco Systems, Inc.
1.625%, 3/14/14		3,635	3,696,904
2.90%, 11/17/14		250	263,607

Schedule of Investments—Short Duration Plus Portfolio	13

Principal Amount (000)			U.S. $ Value

Hewlett-Packard Co. 2.95%, 8/15/12	U.S.$	900	$912,893
Oracle Corp. 4.95%, 4/15/13		1,344	1,430,302
Texas Instruments, Inc. 1.375%, 5/15/14		3,550	3,588,471

			9,892,177

			45,616,521

Financial Institutions–1.0%
Banking–0.5%
Morgan Stanley 1.233%, 4/29/13(b)		1,810	1,710,318
UnionBanCal Corp. 5.25%, 12/16/13		1,545	1,653,955

			3,364,273

Finance–0.4%
General Electric Capital Corp. 1.875%, 9/16/13		3,286	3,301,106

Other Finance–0.1%
ORIX Corp. 5.48%, 11/22/11		920	924,227

			7,589,606

Total Corporates–Investment Grades (cost $52,314,370)			53,206,127

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.5%
Non-Agency Fixed Rate CMBS–2.3%
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45		10	9,903
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2004-C1, Class A2 4.302%, 1/15/38		347	351,009
Series 2007-LDPX, Class A2S 5.305%, 1/15/49		13	13,191
Series 2011-C3, Class A1 1.875%, 2/16/46(a)		3,314	3,323,734
Series 2011-C4, Class A1 1.525%, 7/15/46(a)		1,539	1,532,670
Morgan Stanley Capital I
Series 2011-C1, Class A1 2.602%, 9/15/47(a)		3,451	3,506,552
Series 2011-C2, Class A1 1.48%, 6/15/44(a)		3,214	3,186,536
RBSCF Trust Series 2010-MB1, Class A1 2.367%, 4/15/24(a)		3,409	3,452,926

Principal Amount (000)			U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)	U.S.$	1,524	$1,542,065

			16,918,586

Non-Agency Floating Rate CMBS–0.8%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.529%, 6/15/22(a)(b)		1,153	1,027,553
Credit Suisse Mortgage Capital Certificates
Series 2006-TF2A, Class SVD 0.699%, 10/15/21(a)(b)		2,000	1,898,710
Series 2007-TFLA, Class A2 0.349%, 2/15/22(a)(b)		3,000	2,745,000

			5,671,263

Agency CMBS–0.4%
NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20		2,924	2,952,918

Total Commercial Mortgage-Backed Securities (cost $25,977,855)			25,542,767

AGENCIES–2.9%
Agency Debentures–2.9%
Bank of America Corp.–FDIC Insured 2.10%, 4/30/12		4,052	4,095,944
Citibank NA–FDIC Insured 1.875%, 5/07/12		9,250	9,337,986
Goldman Sachs Group, Inc. (The)–FDIC Insured 3.25%, 6/15/12		4,217	4,306,422
Wells Fargo & Co.–FDIC Insured 3.00%, 12/09/11		3,692	3,710,722

Total Agencies (cost $21,217,187)			21,451,074

COLLATERALIZED MORTGAGE OBLIGATIONS–2.6%
Agency Fixed Rate–1.6%
Federal National Mortgage Association
Series 2010-9, Class EA 3.50%, 1/25/24		4,638	4,877,693
Series 2011-39, Class DA 3.50%, 7/25/24		6,357	6,655,203
Government National Mortgage Association Series 2006-51 0.825%, 8/16/46(f)		9,661	273,435

			11,806,331

14	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

	Principal Amount (000)		U.S. $ Value

Agency Floating Rate–0.7%
Freddie Mac Reference REMICs Series R008, Class FK 0.629%, 7/15/23(b)	U.S.$	209	$209,157
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.801%, 12/08/20(b)		5,017	5,045,604

			5,254,761

Non-Agency Floating Rate–0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.57%, 2/25/42(a)(b)		1,187	1,115,961
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.465%, 5/25/35(b)(e)		92	71,075

			1,187,036

Non-Agency Fixed Rate–0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		406	391,575

Total Collateralized Mortgage Obligations (cost $18,901,765)			18,639,703

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–1.6%
United States–1.6%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS) (cost $11,497,858)	U.S.$	10,929	$11,439,493

GOVERNMENTS–SOVEREIGN AGENCIES–0.5%
Netherlands–0.5%
Achmea Hypotheekbank NV 0.607%, 11/03/14(a)(b) (cost $3,414,030)		3,415	3,399,216

SHORT-TERM INVESTMENTS–0.8%
Certificates of Deposit–0.8%
Royal Bank of Canada NY 2.25%, 3/15/13 (cost $5,815,430)		5,817	5,957,998

Total Investments—98.7% (cost $714,898,484)			717,445,289

Other assets less liabilities—1.3%			9,362,066

Net Assets—100.0%			$726,807,355

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	958	December 2011	$211,252,192	$210,954,595	$(297,597)
U.S. T-Note 5 Yr Futures	173	December 2011	21,191,895	21,189,797	(2,098)
Sold Contracts
U.S. T-Note 10 Yr Futures	209	December 2011	27,133,666	27,189,594	(55,928)

					$(355,623)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts
State Street Bank and Trust Co.:
Canadian Dollar	Settling 10/21/11	2,535	$2,555,392	$2,418,052	$137,340
New Zealand Dollar	Settling 10/14/11	27,980	22,831,367	21,315,263	1,516,104

					$1,653,444

Schedule of Investments—Short Duration Plus Portfolio	15

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the aggregate market value of these securities amounted to $72,857,925 or 10.0% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2011.
(c)	Variable rate coupon, rate shown as of September 30, 2011.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of September 30, 2011, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%

(e)	Illiquid security.
(f)	IO—Interest Only

Currency Abbreviations:

CAD—Canadian Dollar

NZD—New Zealand Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

FDIC—Federal Deposit Insurance Corporation

NCUA—National Credit Union Administration

REMICs—Real Estate Mortgage Investment Conduits

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

September 30, 2011

Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–68.4%
United States–68.4%
U.S. Treasury Notes
0.375%, 7/31/13	$9,750	$9,770,943
0.50%, 8/15/14	1,795	1,799,631
0.625%, 2/28/13	5,280	5,310,112
0.75%, 11/30/11	3,565	3,568,900
1.00%, 8/31/16–9/30/16	2,610	2,615,979
1.25%, 4/15/14	10,124	10,344,673
1.375%, 11/15/12–1/15/13	41,952	42,531,716
1.75%, 5/31/16	3,859	4,013,051
2.875%, 1/31/13	750	776,191
3.125%, 8/31/13	1,160	1,222,667
3.375%, 7/31/13	6,785	7,168,509

Total Governments–Treasuries (cost $88,669,733)		89,122,372

MORTGAGE PASS-THROUGH’S–22.9%
Agency Fixed Rate 30-Year–13.8%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 8/01/37	22	24,051
Federal National Mortgage Association
6.00%, 9/01/37–2/01/40	4,191	4,602,281
Series 2008
6.00%, 5/01/38	7,277	7,986,250
Series 2010
6.00%, 4/01/40	4,826	5,295,317

		17,907,899

Agency ARMs–5.3%
Federal Home Loan Mortgage Corp. Series 2005 2.602%, 5/01/35(a)	400	422,913
Federal National Mortgage Association
2.522%, 1/01/36(a)	448	476,160
Series 2003
2.685%, 12/01/33(a)	906	956,148
Series 2005
2.442%, 2/01/35(b)	582	608,466
Series 2006
2.61%, 1/01/36(a)	1,220	1,283,521
2.784%, 7/01/36(a)	523	546,100
Series 2007
2.675%, 11/01/35(b)	572	606,752
5.476%, 2/01/37(b)	578	610,499
Series 2009
3.02%, 7/01/38(a)	1,279	1,345,491

		6,856,050

16	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)		U.S. $ Value

Agency Fixed Rate 15-Year–3.8%
Federal National Mortgage Association
4.50%, TBA	$1,543	$1,642,813
4.50%, 6/01/26	2,867	3,052,265
Series 2000
7.50%, 3/01/15	23	24,075
Series 2001
6.00%, 11/01/16	207	222,999
Series 2002
8.00%, 8/01/16	51	55,422

		4,997,574

Total Mortgage Pass-Through’s (cost $29,389,405)		29,761,523

COLLATERALIZED MORTGAGE OBLIGATIONS–4.0%
Agency Floating Rate–4.0%
FHLMC Structured Pass Through Securities Series T-72, Class A1 0.423%, 3/25/36(b)	176	174,152

Principal Amount (000)		U.S. $ Value

NCUA Guaranteed Notes
Series 2010-R1, Class 1A
0.691%, 10/07/20(b)	$3,894	$3,899,290
Series 2010-R3, Class 1A
0.784%, 12/08/20(b)	1,107	1,112,862

Total Collateralized Mortgage Obligations (cost $5,177,070)		5,186,304

INFLATION-LINKED SECURITIES–1.5%
United States–1.5%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS) (cost $1,960,524)	1,864	1,950,572

Total Investments—96.8% (cost $125,196,732)		126,020,771

Other assets less liabilities—3.2%		4,198,574

Net Assets—100.0%		$130,219,345

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	58	December 2011	$12,789,058	$12,771,781	$(17,277)
U.S. T-Note 5 Yr Futures	19	December 2011	2,327,123	2,327,203	80
Sold Contracts
U.S. T-Note 10 Yr Futures	26	December 2011	3,375,480	3,382,437	(6,957)

					$(24,154)

Schedule of Investments—U.S. Government Short Duration Portfolio	17

(a)	Variable rate coupon, rate shown as of September 30, 2011.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2011.

Glossary:

ARMs—Adjustable Rate Mortgages

FHLMC—Federal Home Loan Mortgage Corporation

NCUA—National Credit Union Administration

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

SCB–TAX–1944–0911

Sanford C. Bernstein Fund, Inc.

September 30, 2011

Schedule of Investments To the Annual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (six of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2011

Sanford C. Bernstein Fund, Inc

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2011

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.0%
Long-Term Municipal Bonds–89.6%
Alabama–0.3%
Alabama Pub Sch & Clg Auth
Series 2009 A
5.00%, 5/01/12	$1,150	$1,180,946

Arizona–0.5%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital)
1.16%, 2/01/42(a)	955	884,521
Maricopa Cnty AZ SD #3 GO
Series 2010B
3.00%, 7/01/12	1,055	1,074,665

		1,959,186

California–6.4%
California Dept Wtr Res Cen Vy
Series 2009AG
5.00%, 12/01/26	2,855	3,243,137
California Dept Wtr Res Pwr
Series 2010
5.00%, 5/01/13	8,730	9,341,536
California Statewide CDA (California General Fund Obl)
Series 2009
5.00%, 6/15/13	7,485	7,993,232
Pasadena CA COP
AMBAC Series 1993
5.35%, 2/01/14	5,880	6,064,750

		26,642,655

Colorado–2.6%
Denver CO City & Cnty Arpt (Denver Intl Airport)
Series 2011B
4.00%, 11/15/14(b)	7,675	8,239,036
Regional Trnsp Dist CO COP
AMBAC
5.00%, 12/01/12	2,490	2,593,534
Todd Creek Farms Met Dist #1 CO
4.75%, 12/01/09(c)(d)	100	45,000

		10,877,570

Delaware–2.2%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE)
Series B
5.125%, 7/01/35	380	281,584
Principal Amount (000)		U.S. $ Value

Delaware Trnsp Auth
NPFGC Series 2003
5.00%, 7/01/12	$8,700	$9,003,543

		9,285,127

District of Columbia–1.2%
Metro Washington Arpt Auth VA
NPFGC Series 2004D
5.25%, 10/01/12	1,000	1,047,610
Series 2010B
5.00%, 10/01/11–10/01/12	3,875	3,976,362

		5,023,972

Florida–11.4%
Citizens Ppty Ins Corp. FL
Series 2010A
5.00%, 6/01/13	11,790	12,487,968
Dupree Lakes CDD FL
6.83%, 11/01/15	75	72,107
Florida Brd of Ed GO (Florida GO)
Series 2005 C
5.00%, 6/01/12	5,000	5,153,750
Series B
5.00%, 1/01/12	4,000	4,045,640
Florida Brd of Ed Lottery
Series 2010 C
5.00%, 7/01/12	6,315	6,526,679
Heritage Plantation CDD FL
Series B
5.10%, 11/01/13(c)(d)	150	45,000
Jacksonville FL Elec Auth
Series 2011-23
5.00%, 10/01/13(b)	7,715	8,389,985
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport)
AGM Series A
5.00%, 10/01/12	1,500	1,550,745
Live Oak CDD FL
Series 2010
7.36%, 11/01/20	225	231,876
Overoaks CDD FL
Series 2010A-1
6.125%, 5/01/35(d)	30	30,127
Series 2010A-2
6.125%, 5/01/35(d)(e)	60	44,074
Series 2010B
5.125%, 5/01/17(d)(e)	135	115,185
Series 4B
5.125%, 5/01/09(d)(f)	55	0
Parker Rd CDD FL
Series B
5.35%, 5/01/15	520	296,400
Parkway Center CDD FL
Series B
5.625%, 5/01/14	165	142,540

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Seminole Tribe of FL (Seminole Tribe of FL Gaming)
5.125%, 10/01/17(g)	$1,540	$1,552,458
Sunshine St Govtl Fing Commn FL (Miami-Dade Cnty FL Non-ad Valorem)
5.00%, 9/01/13	6,400	6,923,776

		47,608,310

Illinois–3.9%
Cortland IL SSA #10
5.125%, 3/01/14	189	184,840
Illinois Ed Fac Auth (Univ of Chicago)
1.125%, 7/01/36	5,965	6,003,594
Illinois GO
Series 2007 B
5.00%, 1/01/12	3,290	3,323,262
Series 2010
5.00%, 1/01/12	4,500	4,547,700
Illinois Sales Tax
Series Q
6.00%, 6/15/12	2,110	2,185,348
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge)
Series 5-1
5.25%, 3/01/15	134	130,552

		16,375,296

Kansas–0.9%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax)
Series 2010B
Zero Coupon, 6/01/21	6,225	3,717,881

Louisiana–0.6%
Isabella Lakes CDD LA
6.00%, 8/01/22(c)(d)	515	154,500
Louisiana Offshore Term Auth (Loop, Inc.)
1.60%, 10/01/37	2,215	2,223,683
Whispering Springs CDD LA
5.20%, 10/01/21(c)(d)	670	188,940

		2,567,123

Maryland–0.4%
Prince Georges Cnty MD GO
Series 2004D
5.00%, 12/01/12	1,715	1,808,519

Massachusetts–2.6%
Boston MA GO
4.00%, 4/01/13	1,015	1,069,972
Massachusetts GO
Series 2002D
5.375%, 8/01/19 (Pre-refunded/ETM)	9,520	9,909,178

		10,979,150

Principal Amount (000)		U.S. $ Value

Michigan–3.7%
Detroit MI Swr Disp
AGM
0.765%, 7/01/32(h)	$1,535	$1,009,293
Michigan Bldg Auth
AMBAC Series 2005 I
5.00%, 10/15/29 (Pre-refunded/ETM)	4,785	4,791,460
Michigan GO
5.25%, 12/01/11	9,740	9,813,927

		15,614,680

Mississippi–0.6%
Mississippi Business Fin Corp. (Mississippi Power Co.)
2.25%, 12/01/40	2,520	2,531,995

Missouri–1.6%
St. Louis MO Arpt (Lambert–St. Louis Intl Airport)
NPFGC
5.50%, 7/01/16	5,040	5,726,045
Series 2011A
3.00%, 7/01/12	1,025	1,035,711

		6,761,756

Nevada–3.3%
Clark Cnty NV SD GO
NPFGC Series 2003D
5.50%, 6/15/13	12,570	13,560,013
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls)
4.75%, 3/01/13(d)	85	61,255

		13,621,268

New Jersey–1.4%
New Jersey EDA (Jersey Gardens Mall)
5.50%, 4/01/12	720	720,950
Tobacco Settlement Mgmt Auth SC
5.00%, 6/01/13 (Pre-refunded/ETM)	4,980	5,135,177

		5,856,127

New Mexico–5.8%
New Mexico Severance Tax
Series 2010D
4.00%, 7/01/13	22,850	24,241,108

New York–7.7%
Metropolitan Trnsp Auth NY (New York St Lease Mta Svc Cont)
NPFGC-RE Series B
5.50%, 7/01/12	7,000	7,266,280
New York NY GO
Series 2011B
3.00%, 8/01/12	1,755	1,794,031
New York NY Mun Wtr Fin Auth
Series 2010BB
5.00%, 6/15/30	1,355	1,482,763

2	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (New York St Pers Income Tax)
Series 2009 D
5.00%, 6/15/12	$6,905	$7,132,865
New York St Loc Gov Asst Corp.
5.00%, 4/01/13	4,675	4,999,726
New York St Thruway Auth (New York St Pers Income Tax)
Series 2010A
5.00%, 3/15/28	8,510	9,538,433

		32,214,098

North Carolina–2.4%
Mecklenburg Cnty NC Pub Fac Corp. COP (Mecklenburg Cnty NC Lease)
Series 2009
5.00%, 3/01/12	4,365	4,449,899
North Carolina GO
Series 2005B
5.00%, 4/01/13	1,555	1,663,975
Raleigh-Durham Arpt Auth NC (Raleigh Durham Intl Arpt)
NPFGC-RE
5.00%, 5/01/13	1,745	1,852,195
AMBAC Series 2005B
5.00%, 5/01/13	2,000	2,122,860

		10,088,929

Ohio–2.8%
Cleveland OH Arpt Sys
Series 2009C
5.00%, 1/01/12	1,815	1,833,441
Cleveland OH COP
Series 2010A
5.00%, 11/15/12	1,285	1,340,910
Ohio Turnpike Comm (Ohio Turnpike)
AGM Series 2001B
5.50%, 2/15/12	2,400	2,445,264
Toledo OH City Svcs Spl Assmt Notes
Series 2010
4.125%, 6/01/12	5,900	5,984,606

		11,604,221

Oregon–0.0%
Oregon Hsg & Cmnty Svc SFMR (Oregon Hsg & Cmnty Svc)
3.20%, 7/01/33	165	165,178

Pennsylvania–11.0%
Pennsylvania Econ Dev Fin Auth (First Energy Corp.)
Series 2010A
3.00%, 11/01/41	4,590	4,678,495
Pennsylvania GO
Series 2002
5.50%, 2/01/12	1,165	1,184,991
Principal Amount (000)		U.S. $ Value

Series 2010A
5.00%, 5/01/13	$2,660	$2,852,877
Pennsylvania Hgr Ed Fac Auth (Bryn Mawr College)
AMBAC
5.25%, 12/01/12	8,570	9,024,038
Pennsylvania Intergov Coop Auth
Series 2010
5.00%, 6/15/12	1,000	1,032,360
Pennsylvania Turnpike Comm
4.00%, 6/01/13	8,435	8,761,519
Philadelphia PA Arpt (Philadelphia Intl Airport)
4.00%, 6/15/12–6/15/13	5,000	5,123,680
5.00%, 6/15/13	2,505	2,628,672
Philadelphia PA IDA (Leadership Learning Partners)
Series 05A
4.60%, 7/01/15(d)	230	217,573
Philadelphia PA SD GO
Series 2010 C
5.00%, 9/01/12	5,480	5,676,020
Pittsburgh & Allegheny PA Sprts-Exhb Auth (Pittsburgh-Allegheny Cnty Pa Sales Tax)
AGM
4.00%, 2/01/12–2/01/13	4,830	4,955,121

		46,135,346

Puerto Rico–1.2%
Puerto Rico GO
Series A
5.00%, 7/01/30	3,385	3,471,656
Puerto Rico Pub Fin Corp.
FGIC Series A
5.25%, 8/01/31	1,500	1,517,970

		4,989,626

Tennessee–0.2%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport)
Series 2010 B
4.00%, 7/01/12	1,000	1,024,800

Texas–10.2%
Dallas TX GO
Series 2005
5.00%, 2/15/13	4,290	4,563,659
Garland TX ISD GO
Series 2005
5.00%, 2/15/13	1,660	1,766,838
Mansfield TX ISD GO
5.00%, 2/15/26–2/15/27	5,185	5,892,908
Texas A & M Univ
Series 2009 D
5.00%, 5/15/12	1,900	1,955,309

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value

Texas PFA (Texas Workforce Commission)
Series 2010A
5.00%, 7/01/13	$22,200	$23,971,782
Texas Trnsp Comm (Texas St Hwy Fund First Tier)
Series 2007
5.00%, 4/01/13	4,450	4,754,958

		42,905,454

Virginia–0.1%
Broad Street CDA VA
7.125%, 6/01/15 (Pre-refunded/ETM)	205	225,268

Washington–1.8%
Washington St GO
Series 2009 B
5.00%, 1/01/12	4,820	4,875,671
Series 2010 R
5.00%, 1/01/12	2,645	2,675,550

		7,551,221

Wisconsin–2.8%
Badger Tob Asset Sec Corp. WI
6.00%, 6/01/17 (Pre-refunded/ETM)	2,210	2,292,566
6.375%, 6/01/32 (Pre-refunded/ETM)	9,130	9,493,556

		11,786,122

Total Long-Term Municipal Bonds (cost $374,225,435)		375,342,932

Short-Term Municipal Notes–9.4%
Alaska–2.3%
Valdez AK Marine Terminal (Exxon Mobil Corp.)
Series 1993B
0.09%, 12/01/33(i)	9,500	9,500,000

California–0.5%
California Infra & Eco Dev Bk (J Paul Getty Trust)
Series 2010A-2
0.10%, 10/01/47(i)	2,300	2,300,000

Illinois–1.9%
Illinois Finance Authority
0.13%, 1/01/48(i)	8,000	8,000,000

Mississippi–2.3%
Mississippi Business Fin Corp. (Chevron USA, Inc.)
0.09%, 11/01/35(i)	1,145	1,145,000
Series 2009 B
0.09%, 12/01/30(i)	2,000	2,000,000
Series 2009 F
0.09%, 12/01/30(i)	1,000	1,000,000
Principal Amount (000)		U.S. $ Value

Series 2010L
0.09%, 11/01/35(i)	$5,300	$5,300,000

		9,445,000

Texas–2.4%
Gregg Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys)
Series 2008B
0.20%, 10/01/29(i)	5,800	5,800,000
Houston TX Hgr Ed Fin Corp. (Rice University)
Series 2008 A
0.09%, 5/15/48(i)	3,000	3,000,000
Lower Neches Valley Auth TX (Exxon Mobil Corp.)
Series 2003A-2
0.09%, 8/01/22(i)	1,200	1,200,000

		10,000,000

Total Short-Term Municipal Notes (cost $39,245,000)		39,245,000

Total Municipal Obligations (cost $413,470,435)		414,587,932

SHORT-TERM INVESTMENTS–3.4%
Time Deposit–3.4%
State Street Time Deposit
0.01%, 10/03/11 (cost $14,152,981)	14,153	14,152,981

Total Investments—102.4% (cost $427,623,416)		428,740,913

Other assets less liabilities—(2.4)%		(10,155,221)

Net Assets—100.0%		$418,585,692

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2011.
(b)	When-Issued or delayed delivery security.
(c)	Security is in default and is non-income producing.
(d)	Illiquid security.
(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(f)	Fair valued.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of this security amounted to $1,552,458 or 0.4% of net assets.
(h)	Variable rate coupon, rate shown as of September 30, 2011.
(i)

Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest

4	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2011, the Fund held 17.8% of net assets in insured bonds (of this amount 6.4% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LID—Local Improvement District

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

PFA—Public Finance Authority

SD—School District

SFMR—Single Family Mortgage Revenue

SSA—Special Services Area

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Municipal Portfolio

September 30, 2011

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.2%
Long-Term Municipal Bonds–96.2%
California–79.0%
Bay Area Toll Auth CA Series F 5.00%, 4/01/12	$1,060	$1,084,369
California Dept Wtr Res Cen Vy Series 2008AE 5.00%, 12/01/29	2,685	2,897,330
Series 2009AG 5.00%, 12/01/26	2,465	2,800,117
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	5,235	5,601,712
Series 2011N 5.00%, 5/01/13	2,700	2,889,135
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	5,000	5,412,450
Series A 5.25%, 7/01/12	2,920	3,025,908
California Ed Fac Auth (Stanford Univ) 5.00%, 11/01/11	1,875	1,881,525
California GO 5.00%, 2/01/27 (Pre-refunded/ETM)	2,690	2,731,641
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.25%, 10/01/13	1,210	1,311,265
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	3,355	3,582,804
Golden St Tobacco Sec CA 5.50%, 6/01/33 (Pre-refunded/ETM)	1,855	2,008,353
6.25%, 6/01/33 (Pre-refunded/ETM)	1,040	1,119,310
6.75%, 6/01/39 (Pre-refunded/ETM)	1,790	1,974,835
Long Beach CA Harbor NPFGC-RE Series 1998A 6.00%, 5/15/12	2,345	2,421,236
Los Angeles CA Dept W&P Pwr Series 2011A 4.00%, 7/01/13	4,495	4,768,656
Los Angeles CA Lease Judgement Bds Series 2010A 5.00%, 6/01/13	1,935	2,060,756
Los Angeles CA USD COP 5.00%, 12/01/13	1,715	1,828,602

Schedule of Investments—Short Duration California Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value

Los Angeles CA USD GO 5.00%, 7/01/12	$1,935	$2,002,512
AGM 5.00%, 7/01/23 (Pre-refunded/ETM)	6,000	6,490,860
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA Mta Sales Tax) 5.00%, 7/01/12	1,985	2,052,887
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/13	2,155	2,304,363
Metropolitan Wtr Dist Southern CA Series 2011B 4.00%, 7/01/13	3,645	3,879,373
Orange Cnty CA Santn COP Series 2011A 3.00%, 8/01/13(a)	4,710	4,935,609
4.00%, 8/01/14(a)	4,410	4,832,875
Port of Oakland CA Series 2011 O 5.00%, 5/01/14	1,250	1,349,763
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) AGC Series SECOND-34E 4.00%, 5/01/13	1,250	1,308,150
Santa Clara CA USD GO 4.00%, 7/01/13	1,390	1,470,870
Series 2011A 3.00%, 7/01/12	1,600	1,629,696
4.00%, 7/01/13	1,730	1,830,651
South Placer CA Wstwtr Auth Series 2011C 3.00%, 11/01/12	1,500	1,542,180
Southern CA Pub Pwr Auth 4.00%, 7/01/13	1,200	1,273,488
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&p Pwr) 4.00%, 7/01/12	1,385	1,419,764
Tobacco Sec Auth S California Series 2002A 5.50%, 6/01/36 (Pre-refunded/ETM)	4,900	5,068,707
Univ of California 5.00%, 5/15/14	2,000	2,218,260
West Contra Costa CA USD GO AGM 5.00%, 8/01/14	1,100	1,205,655

		96,215,667

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	109	80,770

Florida–7.0%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13	2,100	2,224,320
Principal Amount (000)		U.S. $ Value

Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(b)	$135	$94,674
Florida Brd of Ed Lottery 4.00%, 7/01/12	5,535	5,679,740
Lake Ashton II CDD FL Series B 5.00%, 11/01/11(b)(c)	190	62,700
Live Oak CDD FL Series 2010 7.36%, 11/01/20	100	103,056
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(d)	340	342,751

		8,507,241

Georgia–2.0%
Appling Cnty Dev Auth GA (Oglethorpe Power Corp.) 2.50%, 1/01/38	2,450	2,489,421

Illinois–0.1%
Cortland IL SSA #10 5.125%, 3/01/14	115	112,469

Louisiana–0.1%
Coves of The Highland CDD LA 5.60%, 11/01/21(b)(c)	200	8,000
Isabella Lakes CDD LA 6.00%, 8/01/22(b)(c)	200	60,000
Orange Grove CDD LA 5.30%, 11/01/21(b)(c)	135	62,870

		130,870

Puerto Rico–7.8%
Puerto Rico Elec Pwr Auth AGC 5.00%, 7/01/13	750	795,540
Puerto Rico GO NPFGC 6.00%, 7/01/14	1,000	1,094,560
Puerto Rico Hwy & Trnsp Auth Series 2002D 5.25%, 7/01/38 (Pre-refunded/ETM)	1,950	2,020,590
Series D 5.75%, 7/01/41 (Pre-refunded/ETM)	4,355	4,528,677
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) AMBAC 5.00%, 7/01/36	1,000	1,025,600

		9,464,967

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	100	109,887

Total Long-Term Municipal Bonds (cost $117,026,567)		117,111,292

6	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)		U.S. $ Value

U.S. TREASURIES–6.4%
U.S. Treasury Notes 0.375%, 6/30/13–7/31/13	$2,270	$2,274,929
1.375%, 5/15/13	5,363	5,458,301

Total U.S. Treasuries (cost $7,705,952)		7,733,230

SHORT-TERM INVESTMENTS–2.2%
Time Deposit–2.2%
State Street Time Deposit 0.01%, 10/03/11 (cost $2,686,534)	2,687	2,686,534

Total Investments—104.8% (cost $127,419,053)		127,531,056

Other assets less liabilities—(4.8)%		(5,783,988)

Net Assets—100.0%		$121,747,068

(a)	When-Issued or delayed delivery security.
(b)	Illiquid security.
(c)	Security is in default and is non-income producing.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of this security amounted to $342,751 or 0.3% of net assets.

As of September 30, 2011, the Fund held 21.1% of net assets in insured bonds (of this amount 25.3% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

ETM—Escrowed to Maturity

GO—General Obligation

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

SSA—Special Services Area

USD—Unified School District

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Municipal Portfolio

September 30, 2011

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–91.8%
Long-Term Municipal Bonds–81.3%
New York–69.2%
Albany Cnty NY Arpt Auth AGM Series 2010A 4.00%, 12/15/12	$2,970	$3,067,921
Buffalo NY GO Series 2011B 3.00%, 12/01/12	3,190	3,269,782
Erie Cnty NY IDA (Buffalo NY SD) Series A 5.00%, 5/01/12	3,300	3,383,193
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/14	4,360	4,787,716
NPFGC Series 2006D 4.323%, 9/01/15(a)	2,050	2,043,522
Metropolitan Trnsp Auth NY FGIC Series A 5.25%, 11/15/22 (Pre-refunded/ETM)	1,830	1,840,376
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/11	1,060	1,065,660
Metropolitian Trnsp Auth NY NPFGC Series 2002E 5.50%, 11/15/13	3,450	3,781,096
Metropoliton Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2010A-1 5.00%, 11/15/13	3,220	3,523,904
Nassau Cnty NY GO Series 2009 F 5.00%, 10/01/11	1,000	1,000,000
New York NY GO 3.125%, 8/01/13(a)	2,540	2,539,467
5.00%, 8/01/13–1/01/14	4,460	4,855,378
New York NY Mun Wtr Fin Auth Series 2010BB 5.00%, 6/15/30	4,950	5,416,735
New York NY Transl Fin Auth Series 2007B 5.00%, 11/01/13 (Pre-refunded/ETM)	20	21,927
5.00%, 11/01/13	980	1,072,502
New York NY Trnsl Fin Auth 5.00%, 11/01/11–2/01/14	4,495	4,850,214
New York NY Trnsp Auth MTA/TBTA COP AMBAC Series A 5.625%, 1/01/13	1,260	1,264,486

Schedule of Investments—Short Duration New York Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/12	$1,055	$1,085,342
New York St Dormitory Auth (MT Sinai School of Medicine) 5.00%, 7/01/12	1,740	1,794,758
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	5,955	6,244,889
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/14	3,685	4,078,816
Series 2009 D 5.00%, 6/15/12	8,180	8,449,940
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010 C 0.648%, 4/01/34(a)(b)(c)	2,325	1,765,170
New York St Envrn Fac Corp. (New York St SRF) 3.00%, 8/15/12-2/15/13	2,645	2,725,258
New York St Loc Gov Asst Corp. 5.00%, 4/01/13	7,940	8,491,512
Series 2011A 5.00%, 4/01/14	5,000	5,540,050
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/28	1,950	2,185,658
New York St Thruway Auth (New York St Thruway Auth Ded Tax) NPFGC 5.50%, 4/01/12	4,785	4,908,357
NPFGC-RE Series B 5.00%, 4/01/13	1,815	1,938,257
Port Authority of NY & NJ 4.00%, 9/15/13	3,840	4,036,877
Suffolk Cnty NY GO Series Series C 3.50%, 10/15/11	6,850	6,856,370
Westchester Cnty Hlth Care Corp. NY Series 2010B 5.00%, 11/01/12	1,715	1,773,361

		109,658,494

California–5.2%
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	3,600	3,844,440
Pasadena CA COP AMBAC Series 1993 5.35%, 2/01/14	4,275	4,409,320

		8,253,760

Principal Amount (000)		U.S. $ Value

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	$190	$140,792

Florida–2.6%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13	3,000	3,177,600
Dupree Lakes CDD FL 6.83%, 11/01/15	60	57,686
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(c)	180	126,232
Florida Rural Util Fin Comm Series B 4.00%, 11/01/11	250	250,162
New River CDD FL 1.00%, 5/01/18–5/01/38(c)	165	64,172
Series 2010A1 1.00%, 5/01/38(c)	35	22,619
Series 2010B1 1.00%, 5/01/15(c)	35	30,068
Series B 5.00%, 5/01/13(c)	65	1
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(c)	20	20,085
Series 2010A-2 6.125%, 5/01/35(c)(d)	50	36,728
Series 2010B 5.125%, 5/01/17(c)(d)	115	98,120
Series 4B 5.125%, 5/01/09(c)(e)	45	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	210	181,415

		4,064,888

Illinois–0.1%
Cortland IL SSA #10 5.125%, 3/01/14	159	155,500
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	100	97,427

		252,927

Louisiana–0.1%
Coves of The Highland CDD LA 5.60%, 11/01/21(c)(f)	270	10,800
Isabella Lakes CDD LA 6.00%, 8/01/22(c)(f)	255	76,500
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(c)(f)	115	51,095

8	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)		U.S. $ Value

Whispering Springs CDD LA 5.20%, 10/01/21(c)(f)	$120	$33,840

		172,235

Nevada–0.0%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(c)	40	28,826

New Jersey–0.8%
New Jersey EDA (Jersey Gardens Mall) 5.50%, 4/01/12	265	265,350
Tobacco Settlement Fin Corp. NJ 5.75%, 6/01/32 (Pre-refunded/ETM)	980	1,015,348

		1,280,698

Puerto Rico–3.1%
Puerto Rico GO 5.25%, 7/01/14	1,000	1,074,800
FGIC 5.50%, 7/01/12	2,490	2,569,406
Puerto Rico Pub Fin Corp. Series 2002 E 5.50%, 8/01/29 (Pre-refunded/ETM)	1,265	1,286,619

		4,930,825

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	110	120,876

Total Long-Term Municipal Bonds (cost $129,416,592)		128,904,321

Short-Term Municipal Notes–10.5%
New York–8.9%
Long Island Pwr Auth NY Series 19983B 0.19%, 5/01/33(g)	3,600	3,600,000
New York NY Trnsl Fin Auth 0.13%, 11/01/22(g)	600	600,000
0.21%, 11/01/22(g)	3,800	3,800,000
Series 02-Subserv 3E 0.21%, 8/01/31(g)	6,035	6,035,000

		14,035,000

Connecticut–1.6%
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001A 0.08%, 7/01/36(g)	2,600	2,600,000

Total Short-Term Municipal Notes (cost $16,635,000)		16,635,000

Total Municipal Obligations (cost $146,051,592)		145,539,321

Principal Amount (000)		U.S. $ Value

U.S. TREASURIES–2.7%
U.S. Treasury Notes 0.375%, 6/30/13 (cost $4,214,205)	$4,222	$4,231,246

SHORT-TERM INVESTMENTS–4.2%
Time Deposit–4.2%
State Street Time Deposit 0.01%, 10/03/11 (cost $6,660,852)	6,661	6,660,852

Total Investments—98.7% (cost $156,926,649)		156,431,419

Other assets less liabilities—1.3%		2,046,832

Net Assets—100.0%		$158,478,251

(a)	Variable rate coupon, rate shown as of September 30, 2011.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2011 and the aggregate market value of this security amounted to $1,765,170 or 1.11% of net assets.
(c)	Illiquid security.
(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(e)	Fair valued.
(f)	Security is in default and is non-income producing.
(g)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2011, the Fund held 20.1% of net assets in insured bonds (of this amount 5.8% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

MTA—Metropolitan Transportation Authority

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

Schedule of Investments—Short Duration New York Municipal Portfolio	9

SD—School District

SRF—State Revolving Fund

SSA—Special Services Area

TBTA—Triborough Bridge and Tunnel Authority

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2011

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.7%
Long-Term Municipal Bonds–93.6%
Alabama–2.4%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/16–5/01/17	$67,805	$80,006,881
Birmingham AL Arpt Auth (Birmingham-Shuttlesworth Intl Arpt) AGM 6.00%, 7/01/21–7/01/22	10,070	11,753,630
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/21–1/01/22	13,295	15,117,214
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Pre-refunded/ETM)	7,725	8,010,516
FGIC Series 02B 5.00%, 2/01/41 (Pre-refunded/ETM)	12,105	12,567,653
FGIC Series D 5.00%, 2/01/42 (Pre-refunded/ETM)	5,900	6,125,498

		133,581,392

Arizona–1.8%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.16%, 2/01/42(a)	18,025	16,694,755
Arizona School Fac Brd COP NPFGC-RE Series A-1 5.00%, 9/01/15	1,765	1,948,948
Arizona Tourism & Sports Auth (Arizona Tourism/sports Spl Tax) 5.00%, 7/01/15–7/01/16	3,815	3,884,992
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	19,184,749
Arizona Trnsp Brd Highway 5.00%, 7/01/15	8,480	9,762,091
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,495	1,499,784
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/20–7/01/25	26,890	29,696,183
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/14	5,000	5,536,050

10	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)		U.S. $ Value

Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC 5.00%, 7/01/14	$5,000	$5,582,200
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	2,300	2,416,196
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	955	938,316
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,441,097

		98,585,361

California–8.5%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17–5/01/19	200,770	238,060,052
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/19	16,765	19,852,275
5.25%, 7/01/21	2,660	3,124,649
Series A 5.00%, 7/01/20	5,675	6,645,652
5.25%, 7/01/12	13,375	13,860,111
California GO 5.00%, 8/01/14–5/01/17	33,740	37,674,514
Series 2008 5.00%, 4/01/18	5,000	5,750,900
Series 2009 5.25%, 10/01/20	5,085	5,884,565
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	60,165	64,250,204
Fremont CA USD GO AGM Series B 5.00%, 8/01/27	1,000	1,041,900
Fresno CA USD GO NPFGC Series A 6.00%, 2/01/20	3,255	3,883,964
Golden St Tobacco Sec CA FGIC 5.50%, 6/01/33 (Pre-refunded/ETM)	5,000	5,413,350
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/22–5/15/23	24,415	28,058,994
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	1,000	1,095,940
Principal Amount (000)		U.S. $ Value

Sacramento CA Mun Util Dist NPFGC Series G 6.50%, 9/01/13	$550	$588,874
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) NPFGC-RE Series 2006 32F 5.25%, 5/01/18	3,700	4,337,547
Series 2009 E 5.25%, 5/01/22–5/01/23	10,380	11,715,148
Series 2011C 5.00%, 5/01/22	5,795	6,251,936
Vernon CA Elec Sys Series A 5.25%, 8/01/14	12,160	12,935,322

		470,425,897

Colorado–2.4%
Baptist Rd Rural Trnsp Auth Co. (Baptist Road Co. Sales & Use) 4.80%, 12/01/17	305	257,322
Broomfield CO COP 5.00%, 12/01/16–12/01/20	13,710	15,837,440
Colorado DOT NPFGC Series B 5.50%, 6/15/13–6/15/14	8,300	9,311,504
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.50%, 11/15/19	2,140	2,457,790
Series 2010 A 5.00%, 11/15/21–11/15/23	19,630	22,187,018
Series 2011B 4.00%, 11/15/14(b)	6,640	7,127,974
Series A-1 5.00%, 11/15/11–11/15/12	37,960	39,209,684
5.25%, 11/15/13	11,305	12,256,429
Mun Subdist No CO Wtr Dist AMBAC Series 2007 J 5.00%, 12/01/13	7,295	7,813,456
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(c)(d)	13,168	4,608,800
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 1/15/21	2,800	2,823,548
5.25%, 1/15/24–7/15/24	7,745	7,755,146
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(c)(d)	2,185	983,250

		132,629,361

Connecticut–0.1%
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) AGM Series B 5.375%, 10/01/13	4,795	4,812,118
Univ of Connecticut Student Fee NPFGC-RE Series A 5.25%, 11/15/17	3,065	3,239,920

		8,052,038

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value

District of Columbia–0.8%
District of Columbia GO AGM Series C 5.00%, 6/01/14 (Pre-refunded/ETM)	$5,790	$6,478,084
District of Columbia HFA SFMR (District of Columbia HFA) Series A 6.25%, 12/01/28	425	425,293
District of Columbia Wtr & Swr Auth AGM 6.00%, 10/01/16	1,635	1,990,907
Metro Washington Arpt Auth VA 5.00%, 10/01/20	11,905	13,932,421
NPFGC Series 2005 A 5.25%, 10/01/15	1,715	1,945,290
Series 2008A 5.50%, 10/01/14	4,140	4,639,036
Series 2010B 5.00%, 10/01/13	3,325	3,588,307
Series A 5.50%, 10/01/12–10/01/18	11,910	13,306,683

		46,306,021

Florida–7.2%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	2,410	2,472,708
Bonnet Creek Resort CDD FL 7.125%, 5/01/12	395	395,198
Brevard Cnty FL Sch Brd AMBAC 5.00%, 7/01/26 (Pre-refunded/ETM)	5,000	5,175,600
Broward Cnty FL Sch Brd COP NPFGC-RE Series A 5.00%, 7/01/13–7/01/14	7,190	7,749,270
Chapel Creek FL CDD Series B 5.25%, 5/01/15(c)(d)	3,660	1,244,437
Citizens Ppty Ins Corp. FL NPFGC Series A 5.00%, 3/01/14–3/01/16	103,315	111,718,678
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,548,250
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	8,060	8,316,469
Dupree Lakes CDD FL 6.83%, 11/01/15	225	216,322
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(d)	1,315	922,196
Fishhawk CDD #2 FL Series B 5.00%, 5/01/12	945	905,121
Principal Amount (000)		U.S. $ Value

Florida Brd of Ed GO 9.125%, 6/01/14 (Pre-refunded/ETM)	$150	$178,191
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	390	424,316
Series A 5.00%, 6/01/12–1/01/16	25,050	26,686,431
Series B 5.00%, 1/01/12–1/01/16	18,220	19,150,950
Series D 5.00%, 6/01/12	4,610	4,751,757
Florida Brd of Ed Lottery NPFGC Series 2002C 5.00%, 1/01/17 (Pre-refunded/ETM)	3,740	3,994,432
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) AMBAC 5.00%, 7/01/15	4,825	5,414,229
AMBAC Series A 5.00%, 7/01/13–7/01/14	12,095	13,135,046
NPFGC-RE Series A 5.00%, 7/01/18	3,500	3,754,205
NPFGC Series B 5.00%, 7/01/15	6,095	6,862,970
Florida GO Series 2009 B 5.00%, 7/01/17	3,245	3,888,938
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	20,000	21,242,800
Florida Turnpike Auth (Florida Turnpike) AGM Series A 5.00%, 7/01/12	6,375	6,591,559
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(c)(d)	3,545	1,063,500
Jacksonville FL Elec Auth Series 2009 G 5.00%, 10/01/19	2,695	3,120,972
Series 2009B 5.00%, 10/01/15	5,780	6,328,927
Series 2011-23 5.00%, 10/01/13(b)	30,790	33,483,817
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(c)(d)	885	769,950
5.00%, 11/01/11(c)(d)	6,810	2,247,300
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23–10/01/24	13,095	14,096,869
5.625%, 10/01/25	2,530	2,710,768

12	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)		U.S. $ Value

Live Oak CDD FL Series 2010 7.36%, 11/01/20	$2,775	$2,859,804
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	7,166,008
Miami-Dade Cnty FL SD GO NPFGC 5.00%, 2/15/13	3,325	3,491,782
NPFGC Series 1997 5.00%, 2/15/15	2,455	2,686,482
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	3,730	3,621,009
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	1,615	1,603,017
Orange Cnty FL Sales Tax NPFGC-RE Series A 5.00%, 1/01/13	5,520	5,812,229
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(d)	245	246,036
Series 2010A-2 6.125%, 5/01/35(d)(e)	535	392,990
Series 2010B 5.125%, 5/01/17(d)(e)	1,225	1,045,194
Series 4B 5.125%, 5/01/09(c)(d)(f)	510	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	3,585	3,097,010
Sarasota Cnty FL Util Sys NPFGC-RE Series C 5.25%, 10/01/21	2,000	2,073,740
Sarasota County FL Sch Brd COP Series 2010 B 5.00%, 7/01/18	2,350	2,670,046
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13 (Pre-refunded/ETM)	2,445	2,692,801
Sweetwater Creek CDD FL Series B-1 5.30%, 5/01/17(d)	985	433,400
Series B-2 5.125%, 5/01/13(d)	2,920	1,284,800
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	2,050	2,386,220
Tampa FL Occuptl License Tax NPFGC-RE Series A 5.375%, 10/01/17–10/01/18	8,110	8,384,212
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	3,895	4,415,528
Series A 5.25%, 10/01/18	1,160	1,173,908
Principal Amount (000)		U.S. $ Value

Tampa Hillsboro Cnty FL Expwy Auth 5.00%, 7/01/12 (Pre-refunded/ETM)	$6,265	$6,482,583
AMBAC 5.00%, 7/01/12	2,310	2,376,782
Venetian CDD FL Series B 5.95%, 5/01/12	220	219,415
Verano CDD FL Series B 5.00%, 11/01/12–11/01/13	3,355	3,087,814
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	1,125	987,368
Waterset North CDD FL Series B 6.55%, 11/01/15	7,015	4,295,144

		399,547,498

Georgia–3.3%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2010C 5.00%, 1/01/18–1/01/19	9,260	10,621,972
5.25%, 1/01/20	6,500	7,565,415
5.50%, 1/01/21	7,500	8,883,075
5.75%, 1/01/22–1/01/23	20,000	24,016,260
Series 2101C 5.875%, 1/01/24	2,880	3,418,301
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/20–1/01/22	22,650	25,583,737
Gainesville GA Redev Auth (Gainesville GA GO) AGC Series 2009B 5.00%, 11/15/13	1,550	1,669,366
Georgia Mun Elec Auth Series 2010 B 5.00%, 1/01/16–1/01/20	43,550	50,056,384
AGM Series A 5.25%, 1/01/14	4,230	4,631,935
NPFGC Series A 5.25%, 1/01/14–11/01/21	6,625	7,071,459
Main Street Nat Gas, Inc. (JP Morgan Chase) Series 2006A 5.00%, 3/15/18	1,960	2,109,528
Series A 5.00%, 3/15/16–3/15/17	14,900	16,165,142
Main Street Nat Gas, Inc. (Merrill Lynch & Co., Inc.) Series B 5.00%, 3/15/12–3/15/13	8,905	9,042,547

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

Metro Atlanta Rapid TRAN Auth GA NPFGC-RE Series A 5.00%, 7/01/12–7/01/13	$11,630	$12,454,349

		183,289,470

Guam–0.1%
Guam GO Series 2009A 5.75%, 11/15/14	3,285	3,373,859
Guam Wtrworks Auth Series 05 5.00%, 7/01/13	1,345	1,383,037

		4,756,896

Hawaii–0.6%
Hawaii GO AGM 5.50%, 2/01/21	1,470	1,493,285
AGM Series CX 5.50%, 2/01/17	4,055	4,120,813
5.50%, 2/01/21 (Pre-refunded/ETM)	1,070	1,088,286
Honolulu HI Wstwtr Sys Series 2009 A 5.00%, 7/01/21–7/01/22	6,900	7,954,128
Series 2010A 5.00%, 7/01/24	16,500	18,761,325

		33,417,837

Illinois–3.9%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	2,815	2,118,316
Chicago IL GO AGM Series 2004A 5.00%, 1/01/23	8,160	8,367,835
AGM Series A 5.00%, 1/01/12	5,760	5,818,522
Chicago IL Pub Bldg Comm AMBAC 5.25%, 3/01/21 (Pre-refunded/ETM)	4,000	4,274,560
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	6,965	7,058,610
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,572,050
Chicago IL Tax Increment (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	900	899,937
Chicago IL Trnsp Auth Fed GAN (Chicago Il Fed Hwy Grant) AMBAC Series 2004 5.25%, 6/01/13	2,520	2,673,040
Chicago IL Wstwtr NPFGC Series B 5.25%, 1/01/15	4,225	4,602,039

Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(d)	$5,078	$2,800,923
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	10,317,020
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	3,135	3,555,717
Illinois Dev Fin Auth (Adventist Health Sys/sunbelt) NPFGC Series B 4.781%, 1/01/19(g)	5,730	5,554,318
Illinois Dev Fin Auth (Illinois SRF) Series 2002 5.25%, 3/01/12	5,825	5,936,898
Illinois Finance Auth (Northwestern Univ) 1.75%, 12/01/34	2,200	2,262,612
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	5,975	5,988,384
Illinois GO 5.00%, 1/01/13	1,510	1,582,631
AMBAC 5.00%, 4/01/14–11/01/14	7,230	7,929,618
AGM 5.00%, 9/01/14	5,550	6,133,582
NPFGC 5.25%, 10/01/21	1,740	1,774,104
Series 2006 A 5.00%, 6/01/15	4,875	5,459,318
Series 2010 5.00%, 1/01/17–1/01/19	43,205	48,262,244
AGM Series A 5.25%, 10/01/13	7,785	8,433,335
AMBAC Series B 5.00%, 3/01/13–3/01/14	16,355	17,517,542
NPFGC Series B 5.00%, 3/01/15	5,000	5,383,550
Illinois Sales Tax Series Q 6.00%, 6/15/12	1,185	1,227,316
Matteson IL GO Zero Coupon, 12/01/29(e)	19,775	15,989,274
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	1,181	1,150,613
Regional Trnsp Auth IL Sales Tax NPFGC Series A 5.00%, 7/01/16	5,285	6,034,254
NPFGC-RE Series B 5.50%, 6/01/17	1,025	1,208,701
NPFGC-RE Series C 7.75%, 6/01/20	1,005	1,243,446

14	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)		U.S. $ Value

Will & Kendall Cnty CSD #202 IL GO NPFGC-RE 5.00%, 1/01/14–1/01/16	$8,705	$9,561,194

		216,691,503

Indiana–0.3%
Allen Cnty IN Juv Justice Ctr AMBAC 5.50%, 1/01/18 (Pre-refunded/ETM)	1,575	1,610,501
Indianapolis IN Gas Util Series A 5.00%, 8/15/30	7,670	8,162,184
Indianapolis IN Loc Bond Bank Series B 6.00%, 1/10/13	2,325	2,355,620
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	6,285	7,032,726

		19,161,031

Kansas–0.5%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	26,125	15,603,156
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/13–9/01/14	11,960	13,171,090

		28,774,246

Kentucky–0.3%
Kentucky Asset Liability Comm (Kentucky Fed Hwy Grant) NPFGC 5.00%, 9/01/16	5,000	5,863,400
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) NPFGC-RE 5.00%, 3/01/13–3/01/14	7,970	8,542,833

		14,406,233

Louisiana–2.2%
Coves of The Highland CDD LA 5.60%, 11/01/21(c)(d)	4,025	161,000
De Soto Parish LA PCR (International Paper Co.) Series A-2 5.00%, 10/01/12	4,700	4,858,014
E. Morial New Orleans Exhib Hall LA AMBAC Series A 5.25%, 7/15/20 (Pre-refunded/ETM)	3,450	3,750,598

Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(c)(d)	$9,814	$3,925,600
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,805	22,787,751
Louisiana Citizens Ppty Ins Corp. AMBAC Series B 5.25%, 6/01/14	1,770	1,891,900
Louisiana GO AMBAC Series A 5.00%, 10/15/12	11,965	12,542,909
AGM Series C 5.00%, 5/01/13–5/01/14	21,545	23,349,210
Louisiana Loc Govt Envrn Fac & CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	500	456,430
Louisiana Loc Govt Envrn Fac & CDA (Lctcs Fac Corp. Proj) 5.00%, 10/01/21–10/01/25	16,135	17,945,549
Louisiana St Office Facs Corp. (Louisiana Lease St Off Bldg) 5.00%, 3/01/13–3/01/17	11,785	12,748,902
Series 2009 5.00%, 3/01/18	2,005	2,200,287
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	7,340	7,844,772
New Orleans LA GO NPFGC
5.25%, 12/01/20	5,845	6,216,216
Orange Grove CDD LA 5.30%, 11/01/21(c)(d)	1,745	812,647
Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	2,000	2,091,620

		123,583,405

Massachusetts–2.1%
Massachusetts Bay Trnsp Auth Series A 5.25%, 7/01/20 (Pre-refunded/ETM)	3,600	3,730,320
Massachusetts Bay Trnsp Auth (Massachusetts GO) Series A 5.50%, 3/01/12	365	372,837
Massachusetts GO NPFGC Series 2004 5.50%, 12/01/19	7,720	9,671,153
AGM Series 2006C 4.509%, 11/01/19(g)	1,815	1,755,123
Series B 5.00%, 8/01/12	17,750	18,442,072
Series C 5.00%, 5/01/12	8,175	8,398,341

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

NPFGC Series D 5.375%, 8/01/22 (Pre-refunded/ETM)	$2,495	$2,598,044
5.375%, 8/01/22 (Pre-refunded/ETM)	110	114,543
5.50%, 11/01/12	20,050	21,171,998
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series E2 5.00%, 7/01/12–7/01/17	21,980	23,754,581
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,720,454
Massachusetts Wtr Poll Abatmnt Series B 5.25%, 8/01/14	60	64,376
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	18,740	20,672,844

		114,466,686

Michigan–1.5%
Lansing MI Cmnty Clg GO FGIC 5.50%, 5/01/16 (Pre-refunded/ETM)	3,515	3,621,680
Michigan Bldg Auth (Michigan Lease Fac Prog) NPFGC Series 2004 5.375%, 10/01/13	1,830	1,968,440
Series 2009 I 5.00%, 10/15/12–10/15/15	25,160	27,340,800
Michigan Pub Pwr Agy (Belle River Proj) NPFGC 5.25%, 1/01/14	3,380	3,658,749
Michigan Trunk Line Spl Tax NPFGC-RE 5.00%, 11/01/12	4,130	4,330,305
5.00%, 11/01/19–11/01/20	10,000	11,678,200
NPFGC-RE 5.25%, 11/01/13	5,000	5,457,400
Series 2009 5.00%, 11/01/23	1,510	1,688,301
AGM Series A 5.50%, 11/01/18 (Pre-refunded/ETM)	1,110	1,114,296
AGM Series B 5.00%, 9/01/13	2,055	2,219,523
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010C 5.00%, 12/01/17	5,000	5,501,950
Principal Amount (000)		U.S. $ Value

Wayne State Univ MI Series 2009 A 5.00%, 11/15/21–11/15/23	$14,100	$15,403,488

		83,983,132

Minnesota–0.2%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series B 5.00%, 1/01/14	2,210	2,368,479
Minnesota Mun Pwr Agy Elec 4.50%, 10/01/12	2,395	2,475,831
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,884,602

		12,728,912

Missouri –0.2%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/25	1,955	2,069,387
Kansas City MO Mun Assist Corp. NPFGC-RE 5.00%, 4/15/13	7,215	7,668,535

		9,737,922

Nevada–4.0%
Clark Cnty NV Airport PFC (Mccarran Airport) Series 2008 5.00%, 7/01/12	2,745	2,834,103
5.25%, 7/01/17	16,695	18,848,822
Series A 5.00%, 7/01/13–7/01/14	8,280	8,814,939
Clark Cnty NV Arpt (Mccarran Airport) AGM Series 2009 C 5.00%, 7/01/24	9,060	9,751,097
Clark Cnty NV GO AMBAC 5.00%, 11/01/15–11/01/16	17,095	19,603,734
AGM Series A 5.00%, 6/01/12	8,695	8,960,024
AMBAC Series A 6.50%, 6/01/17	1,760	2,134,246
AGM Series B 5.00%, 6/01/12–6/01/13	12,325	12,906,229
Clark Cnty NV Motor Vehicle Fuel Tax AMBAC 5.00%, 7/01/14–7/01/16	26,400	29,378,609
Clark Cnty NV SD GO AGM 5.50%, 6/15/12	13,425	13,902,125
Series 2008 A 5.00%, 6/15/21	5,000	5,481,400

16	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)		U.S. $ Value

NPFGC-RE Series A 5.00%, 6/15/17	$27,880	$31,028,488
5.25%, 6/15/14	5,505	6,075,703
NPFGC Series C 5.00%, 6/15/13	5,595	5,987,657
AGM Series C 5.00%, 6/15/19	22,380	24,650,227
5.25%, 6/15/13	8,800	9,456,128
NPFGC Series D 5.25%, 6/15/12	5,000	5,169,050
Clark Cnty NV SID #151 (Clark Cnty NV SID #151 Summerlin) 4.40%, 8/01/12	190	186,721
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(d)	970	699,021
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	5,179,172
Series 2009 B 5.00%, 5/01/14	1,790	1,975,211

		223,022,706

New Hampshire–0.1%
New Hampshire Hlth & Ed Fac Auth (Univ System of New Hampshire) AMBAC 5.375%, 7/01/20	7,090	7,368,070

New Jersey–5.9%
Garden St Presv Trust NJ AGM Series 05A 5.80%, 11/01/17	2,325	2,757,962
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/13–6/15/14	7,365	7,904,509
New Jersey EDA (New Jersey Lease Sch Fac) NPFGC Series G 5.00%, 9/01/13–9/01/15	24,150	25,931,448
Series W 5.00%, 3/01/15	2,325	2,581,866
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15–5/01/16	55,310	62,143,194
New Jersey Trnsp Trust Fd Auth Series 2005 B 5.25%, 12/15/13 (Pre-refunded/ETM)	255	282,112
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Fed Hwy Grant) NPFGC-RE Series A 5.00%, 6/15/13–6/15/14	11,520	12,521,468

New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) NPFGC Series 2005B 5.25%, 12/15/13	$6,125	$6,678,700
NPFGC Series A 5.25%, 12/15/11–12/15/13	36,640	38,973,651
AMBAC Series A 5.50%, 12/15/13	7,415	8,125,431
NPFGC-RE Series B 5.25%, 12/15/13	5,000	5,452,000
NPFGC Series B 5.25%, 12/15/14	14,605	16,423,615
AGM Series C 5.75%, 12/15/12	5,000	5,308,450
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	14,770	16,983,580
Tobacco Settlement Auth NJ 6.25%, 6/01/43 (Pre-refunded/ETM)	22,020	24,170,473
Tobacco Settlement Fin Corp. NJ 6.75%, 6/01/39 (Pre-refunded/ETM)	84,940	93,935,146

		330,173,605

New York–8.0%
New York NY GO 5.00%, 8/01/16–8/01/17	10,765	12,637,398
5.25%, 8/01/16	17,165	20,183,294
Series 04G 5.00%, 8/01/12	21,110	21,925,901
Series 2002C 5.50%, 8/01/14	4,690	4,987,627
5.50%, 8/01/14 (Pre-refunded/ETM)	90	96,170
Series 2005 N 5.00%, 8/01/12 (Pre-refunded/ETM)	995	1,033,457
5.00%, 8/01/12	1,055	1,095,776
Series 2009 C 5.00%, 8/01/17–8/01/22	18,190	21,134,265
Series 2010 B 5.00%, 8/01/19	12,145	14,441,619
Series B 5.00%, 9/01/15	10,000	11,503,400
Series C 5.00%, 1/01/15–1/01/16	15,370	17,566,648
Series D 5.00%, 2/01/15–2/01/16	10,290	11,672,708
Series E 5.00%, 8/01/14–8/01/16	36,490	41,056,738
Series I 5.875%, 3/15/13	35	35,138
Series J 5.00%, 3/01/17	2,355	2,646,832

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

Series J-1 5.00%, 8/01/13	$10,920	$11,822,647
New York NY Trnsl Fin Auth 5.25%, 2/01/20	1,975	2,105,271
Series 2003E 5.25%, 2/01/21 (Pre-refunded/ETM)	2,710	2,888,752
NPFGC Series 2003E 5.25%, 2/01/21–2/01/22	140	147,354
Series 2003E 5.25%, 2/01/22 (Pre-refunded/ETM)	4,595	4,894,916
New York St Dormitory Auth (New York St Lease Cuny) Series 2008B 5.00%, 7/01/15–7/01/16	33,770	38,495,796
Series A 5.75%, 7/01/13	700	739,655
New York St Dormitory Auth (New York St Lease Mental Hlth) NPFGC Series 1998D 5.25%, 2/15/13	115	115,204
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/19–7/01/24	25,150	28,337,596
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 G 5.00%, 3/15/19–3/15/21	13,865	16,366,856
New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	2,865	3,515,097
New York St Dormitory Auth (Orange Regl Med Ctr) 6.00%, 12/01/13–12/01/16	14,030	14,752,025
Series 2008 5.50%, 12/01/11	3,000	3,008,880
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Pre-refunded/ETM)	3,650	4,188,594
NPFGC Series A 5.00%, 4/01/21 (Pre-refunded/ETM)	4,700	5,006,064
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	43,191,818
Series 2009 5.00%, 4/01/18	10,000	11,684,500
New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,699,791

New York St Thruway Auth (New York St Thruway Auth Ded Tax) NPFGC-RE Series B 5.00%, 4/01/13–4/01/16	$50,925	$58,208,190
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/12	5,935	6,114,712

		442,300,689

North Carolina–3.2%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/17	1,020	1,173,092
Series A 5.00%, 1/01/14–1/01/15	9,510	10,487,901
6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,288,288
North Carolina Infra Fin Corp. COP AGM Series A 5.00%, 2/01/13–2/01/15	22,430	24,610,842
Series A 5.00%, 2/01/13	4,295	4,551,712
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	17,065,767
5.50%, 1/01/12 (Pre-refunded/ETM)	6,530	6,611,951
5.50%, 1/01/13 (Pre-refunded/ETM)	2,845	2,946,538
5.50%, 1/01/13 (Pre-refunded/ETM)	1,210	1,286,956
Series 2003A 5.50%, 1/01/12	3,470	3,511,328
Series A 5.25%, 1/01/15–1/01/17	64,050	73,786,206
AMBAC Series A 5.25%, 1/01/15	5,490	5,784,868
Series A 5.50%, 1/01/13	2,640	2,798,057
Series C 5.25%, 1/01/14–1/01/17	18,155	20,684,015

		177,587,521

Ohio–4.7%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,741,850
Cleveland OH Arpt Sys AMBAC Series 2006 A 5.00%, 1/01/23	3,145	3,213,026
5.25%, 1/01/20	2,315	2,501,080
Cleveland OH Wtrworks NPFGC-RE Series K 5.25%, 1/01/13	5,000	5,060,400

18	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)		U.S. $ Value

Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	$3,650	$3,282,919
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010G 5.00%, 12/01/19–12/01/24	93,725	107,470,699
Hamilton Cnty OH Sales Tax AMBAC Series B 5.75%, 12/01/12–12/01/13	1,310	1,314,997
Ohio Bldg Auth (Ohio Lease Adult Corr Fac) 5.00%, 4/01/12	5,000	5,117,450
Ohio Bldg Auth (Ohio Lease Workers Comp Fac) NPFGC-RE Series A 5.00%, 4/01/12	7,265	7,430,933
Ohio GO Series 2011A 5.00%, 8/01/20–8/01/21	57,430	69,296,412
Series A 5.00%, 6/15/14	2,195	2,450,849
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	6,980	7,391,262
Ohio Wtr Dev Auth (First Energy Corp.) 2.75%, 6/01/33	30,345	30,408,421
Univ of Cincinnati OH 5.00%, 6/01/20–6/01/21	6,795	7,788,811
Univ of Toledo OH 5.00%, 6/01/21	2,610	2,939,513

		262,408,622

Oklahoma–0.6%
Mcgee Creek Auth OK Wtr NPFGC 6.00%, 1/01/23	3,980	4,395,671
Tulsa Cnty OK IDA (Tulsa Cnty OK IDA Cap Impt) AGM Series B 5.00%, 5/15/12	26,435	27,154,825

		31,550,496

Oregon–0.7%
Clackamas & Washington Cntys SD #3 OR GO NPFGC-RE Series B 5.00%, 6/15/12	5,190	5,354,627
Oregon Dept of Admin Svc COP Series 2009 D 5.00%, 11/01/21–11/01/23	18,535	21,014,809
NPFGC Series B 5.25%, 5/01/14	1,775	1,818,949

Port of Portland OR (Portland Intl Arpt) Series 2010 20C 5.00%, 7/01/23	$1,405	$1,509,827
Portland OR Swr Sys NPFGC Series A 5.00%, 6/15/13	5,090	5,484,984
Tri-County Met Trnsp Dist OR NPFGC 5.00%, 5/01/12	1,280	1,314,214
Washington Cnty OR SD #48-J GO AGM 5.00%, 6/01/13	4,600	4,949,600

		41,447,010

Pennsylvania–5.0%
Allegheny Cnty PA Arpt Auth (Pittsburgh Intl Airport) NPFGC 5.00%, 1/01/18	1,585	1,660,066
Allegheny Cnty PA GO NPFGC Series C-54 5.375%, 11/01/18 (Pre-refunded/ETM)	3,400	3,586,830
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series 2008A 5.00%, 9/01/14	46,500	51,417,840
Allegheny Cnty PA Hosp Dev Auth (Upmc Health Sys) Series B 5.00%, 6/15/18	8,200	8,837,468
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	320	319,974
Central Bucks PA SD GO 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,421,832
NPFGC-RE 5.00%, 5/15/16	2,955	3,448,544
Pennsylvania GO NPFGC 5.00%, 2/01/15	4,965	5,452,265
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) AGM Series A 5.00%, 6/01/14	5,370	5,751,324
Pennsylvania Turnpike Comm 5.00%, 6/01/15	4,260	4,698,737
Series 2009 B 5.00%, 6/01/16–6/01/20	50,040	55,755,758
Philadelphia PA Arpt (Philadelphia Intl Airport) 5.00%, 6/15/21	6,225	6,880,119
Series 2010D 5.00%, 6/15/19–6/15/21	28,140	30,033,370
5.25%, 6/15/22–6/15/23	20,310	21,554,354

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.73%, 4/26/14(a)	$7,300	$7,174,440
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14–9/01/20	38,650	42,689,711
Series 2009 5.125%, 9/01/22	9,080	9,988,636
Southeastern PA Trnsp Auth 5.00%, 3/01/23–3/01/24	12,165	13,606,208

		275,277,476

Puerto Rico–4.1%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/21	23,840	25,655,178
Series 2010ZZ 5.00%, 7/01/17	5,835	6,436,063
5.25%, 7/01/18	2,205	2,461,375
Puerto Rico GO Series A 5.00%, 7/01/30	26,560	27,239,936
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/13	3,510	3,734,816
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) AMBAC Series 2003H 5.50%, 7/01/16	5,415	5,918,433
Series M 5.50%, 7/01/13	15,205	16,231,033
Puerto Rico Pub Fin Corp. Series A 5.75%, 8/01/27	10,145	10,282,769
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/21	36,000	40,546,800
Series 2009A 5.375%, 8/01/20	50,000	56,218,500
5.50%, 8/01/23	4,535	5,042,467
Univ of Puerto Rico Series P 5.00%, 6/01/12–6/01/14	13,525	14,221,872
Series Q 5.00%, 6/01/12–6/01/15	13,055	13,830,365

		227,819,607

Rhode Island–0.4%
Rhode Island Depositors Corp. AGM Series A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,872,165
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	6,069,432
Series A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,793,983

Rhode Island EDC (Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	$7,955	$9,200,515

		24,936,095

South Carolina–0.8%
Greenville Cnty SD SC Lease 5.00%, 12/01/11–12/01/15	18,600	20,385,196
Horry Cnty SC SD GO Series A 5.375%, 3/01/18 (Pre-refunded/ETM)	5,285	5,396,038
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23–12/01/25	2,315	2,433,008
Richland Cnty SC (International Paper Co.) Series A 4.60%, 9/01/12	6,365	6,538,255
South Carolina Pub Svc Auth Series 2002D 5.25%, 1/01/14 (Pre-refunded/ETM)	410	435,076
NPFGC Series B 5.00%, 1/01/12	5,825	5,890,706
South Carolina State Public Service Authority 5.25%, 1/01/14	1,670	1,771,035

		42,849,314

Tennessee–0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 5.00%, 7/01/16–7/01/17	3,370	3,730,424
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	2,115	2,110,051

		5,840,475

Texas–8.8%
Austin TX Utils Sys AGM 5.00%, 11/15/13	3,035	3,314,038
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 7/01/19 (Pre-refunded/ETM)	1,000	1,258,400
Camino Real Regl Mob Auth TX 5.00%, 2/15/14–2/15/22	66,195	71,026,885
Series 2008 5.00%, 8/15/21	5,000	5,001,200
Clear Creek TX ISD GO Series A 5.00%, 2/15/16	1,280	1,495,552

20	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)		U.S. $ Value

Conroe TX ISD GO 5.00%, 2/15/16	$6,260	$7,076,617
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/14	2,500	2,792,100
AMBAC Series 2003 A 5.50%, 11/01/14	2,000	2,159,620
Series 2009A 5.00%, 11/01/15	6,415	7,325,994
Dallas TX GO 5.00%, 2/15/13	2,190	2,329,394
El Paso TX GO NPFGC-RE 5.00%, 8/15/12	5,750	5,983,737
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,419,210
Harris Cnty TX Fld Ctl Dist GO Series A 5.25%, 10/01/20 (Pre-refunded/ETM)	1,920	2,178,566
5.25%, 10/01/22 (Pre-refunded/ETM)	4,795	5,440,743
5.25%, 10/01/23 (Pre-refunded/ETM)	5,255	5,962,691
Harris Cnty TX GO 5.25%, 10/01/24 (Pre-refunded/ETM)	3,660	4,152,892
5.25%, 10/01/24	10,340	11,219,314
5.375%, 10/01/18	920	920,000
Series 2010 A 5.00%, 10/01/23–10/01/25	17,570	20,355,590
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21	2,090	2,359,547
Houston TX GO NPFGC Series A 5.00%, 3/01/12	5,000	5,097,050
NPFGC Series B 5.25%, 3/01/12 (Pre-refunded/ETM)	1,805	1,842,003
Houston TX Wtr & Swr Sys AMBAC Series B 5.75%, 12/01/16 (Pre-refunded/ETM)	3,000	3,185,190
5.75%, 12/01/17 (Pre-refunded/ETM)	2,000	2,123,460
Lower Colorado River Auth TX 5.00%, 5/15/22–5/15/24	50,085	56,900,871
AGM Series 1999 A 5.875%, 5/15/16	2,315	2,322,987
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H 5.00%, 1/01/42	5,000	5,253,850
Plano TX GO 5.00%, 9/01/13	5,045	5,481,039

Retama TX Dev Corp. 8.75%, 12/15/13 (Pre-refunded/ETM)	$2,045	$2,406,290
8.75%, 12/15/14 (Pre-refunded/ETM)	3,860	4,821,680
8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,582,800
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) 5.25%, 8/01/15	1,880	2,025,249
San Antonio TX Elec & Gas 5.00%, 2/01/20–2/01/21	52,355	61,904,268
5.375%, 2/01/13	5,000	5,330,450
5.375%, 2/01/20 (Pre-refunded/ETM)	2,500	2,541,725
San Antonio TX GO NPFGC-RE Series 2006 5.25%, 8/01/12	5,000	5,205,600
San Antonio TX Wtr Series 2011A 3.00%, 5/15/13(b)	1,150	1,197,587
5.00%, 5/15/23–5/15/26(b)	21,020	24,161,348
Spring TX ISD GO 5.00%, 8/15/20–8/15/21	8,365	10,122,558
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,172,354
Tarrant Cnty TX Hlth Fac Dev AMBAC Series A 5.125%, 9/01/12 (Pre-refunded/ETM)	645	673,483
Texas A & M Univ Series 2009 D 5.00%, 5/15/18	2,000	2,415,200
Texas GO 5.00%, 10/01/22–10/01/26	48,680	57,776,103
Series A 5.50%, 10/01/12 (Pre-refunded/ETM)	1,055	1,055,000
Texas Mun Pwr Agy NPFGC Zero Coupon, 9/01/13	2,345	2,296,482
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,575,900
Texas St Univ Sys 5.25%, 3/15/13 (Pre-refunded/ETM)	5,125	5,235,495
AGM 5.25%, 3/15/13	195	199,132
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(g)	8,025	8,080,533

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14–4/01/16	$14,985	$17,241,754
Series 2007 5.00%, 4/01/24	8,380	9,416,271
Univ of Texas Series D 5.00%, 8/15/14	5,850	6,591,487

		488,007,289

Virginia–0.0%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	1,965	2,159,280

Washington–7.6%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 11/01/18	1,015	1,132,476
Chelan Cnty WA PUD #1 Series 2011A 5.00%, 7/01/20	3,110	3,548,945
Series 2011B 5.00%, 7/01/21	5,000	5,711,750
5.25%, 7/01/22	3,455	3,977,880
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NPFGC-RE 5.50%, 11/01/19	1,435	1,605,492
Energy Northwest WA (Bonneville Power Admin) Series 2007C 5.00%, 7/01/17	2,625	3,128,344
Series 2012A 5.00%, 7/01/18–7/01/21(b)	77,340	88,434,964
Series A 5.00%, 7/01/12–7/01/14	11,255	12,260,498
AMBAC Series A 5.00%, 7/01/18	5,040	5,698,577
NPFGC Series A 5.25%, 7/01/13	6,545	7,093,275
5.50%, 7/01/12	1,945	2,020,174
Series A 5.50%, 7/01/13	3,840	4,181,798
NPFGC Series A 5.75%, 7/01/17–7/01/18	9,455	9,804,176
Series C
5.00%, 7/01/14–7/01/16	18,760	21,257,626
Series D
5.00%, 7/01/13	5,060	5,466,571
Grant Cnty WA PUD #2
Series 2011A
5.00%, 1/01/20–1/01/23(b)	13,725	15,979,400
King Cnty WA SD #001 GO
Series A
5.00%, 12/01/12–12/01/13	53,690	57,251,007
King Cnty WA Swr
Series 2011B
5.00%, 1/01/23(b)	4,415	5,188,905
Principal Amount (000)		U.S. $ Value

Port of Seattle WA
5.00%, 6/01/22	$1,995	$2,279,128
Series 2010C
5.00%, 2/01/17	2,590	2,873,890
Seattle WA Mun Light & Pwr
AGM
5.00%, 8/01/13	10,060	10,903,129
Tacoma WA Elec Sys
AGM
5.00%, 1/01/15	20,945	23,536,734
Washington St GO
AMBAC
5.00%, 1/01/12–1/01/14	32,625	34,590,151
AGM
5.00%, 7/01/15	5,405	6,241,640
Series 2003A
5.00%, 7/01/13 (Pre-refunded/ETM)	55	59,450
5.00%, 7/01/13 (Pre-refunded/ETM)	5,000	5,175,600
NPFGC Series 2003R
5.00%, 7/01/13	2,025	2,188,823
AGM Series 2007A
5.00%, 7/01/14	6,260	7,019,839
Series A
5.00%, 7/01/13	10,330	11,165,697
AGM Series B
5.00%, 7/01/13	5,785	6,253,006
Series B
5.00%, 7/01/13	1,700	1,836,918
Series C
5.00%, 7/01/14–1/01/17	31,920	36,026,472
AMBAC Series C
5.00%, 1/01/16	7,770	9,025,010
AGM Series D
5.00%, 1/01/14	2,655	2,921,270
AMBAC Series E
5.00%, 1/01/13	3,730	3,946,116

		419,784,731

Wisconsin–1.2%
Wisconsin GO
AMBAC Series 1
5.00%, 5/01/16	4,890	5,733,329
NPFGC Series 1
5.25%, 5/01/13	4,545	4,893,102
NPFGC-RE Series 3
5.25%, 5/01/13	5,500	5,921,245
NPFGC Series A
5.00%, 5/01/13	12,570	13,483,588
NPFGC Series B
5.00%, 5/01/13	4,750	5,094,423
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax)
NPFGC-RE
5.00%, 7/01/16	6,885	8,069,289

22	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)		U.S. $ Value

AGM Series A
5.25%, 7/01/14–7/01/16	$12,610	$14,742,487
AMBAC Series B
5.00%, 7/01/13	4,270	4,610,020
NPFGC-RE Series I
5.00%, 7/01/17	2,000	2,382,280

		64,929,763

Total Long-term Municipal Bonds (cost $4,958,267,240)		5,201,587,590

Short-Term Municipal Notes–3.1%
California–0.4%
California Hlth Fac Fin Auth (Adventist Health Sys/ West)
0.09%, 9/01/25(h)	3,670	3,670,000
California Statewide CDA (Rady Children’s Hosp)
0.09%, 8/15/47(h)	16,900	16,900,000
Sacremento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA)
0.11%, 12/01/36(h)	2,100	2,100,000

		22,670,000

Connecticut–0.0%
Connecticut Hlth & Ed Fac Auth (Yale Univ)
Series 2001V-1
0.09%, 7/01/36(h)	1,000	1,000,000

Mississippi–1.2%
Mississippi Business Fin Corp. (Chevron USA, Inc.)
0.09%, 11/01/35(h)	9,070	9,070,000
0.10%, 11/01/35(h)	11,100	11,100,000
Series 2009 C
0.08%, 12/01/30(h)	18,720	18,720,000
Series 2009 F
0.09%, 12/01/30(h)	2,900	2,900,000
Series 2009g
0.10%, 12/01/30(h)	5,620	5,620,000
Series 2010C
0.10%, 12/01/30(h)	11,500	11,500,000
Series 2010L
0.09%, 11/01/35(h)	9,900	9,900,000

		68,810,000

Principal Amount (000)		U.S. $ Value

New York–0.3%
New York NY Trnsl Fin Auth
0.21%, 11/01/22(h)	$17,000	$17,000,000

Texas–1.2%
Harris Cnty TX Cult Ed Fac Fin Corp. (Texas Medical Center)
0.13%, 9/01/31(h)	8,300	8,300,000
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.10%, 11/01/38(h)	55,000	55,000,000

		63,300,000

Total Short-term Municipal Notes (cost $172,780,000)		172,780,000

Total Municipal Obligations (cost $5,131,047,240)		5,374,367,590

U.S. TREASURIES–1.5%
U.S. Treasury Notes
0.375%, 6/30/13 (cost $81,174,850)	81,325	81,503,102

SHORT-TERM INVESTMENTS–3.7%
Time Deposit–3.7%
State Street Time Deposit
0.01%, 10/03/11 (cost $203,270,460)	203,270	203,270,460

Total Investments—101.9% (cost $5,415,492,550)		5,659,141,152

Other assets less liabilities—(1.9)%		(103,188,370)

Net Assets—100.0%		$5,555,952,782

Schedule of Investments—Diversified Municipal Portfolio	23

INTEREST RATE SWAP TRANSACTIONS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$22,255	2/12/12	SIFMA	*	3.548%	$370,480

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2011.
(b)	When-Issued or delayed delivery security.
(c)	Security is in default and is non-income producing.
(d)	Illiquid security.
(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(f)	Fair valued.
(g)	Variable rate coupon, rate shown as of September 30, 2011.
(h)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2011, the Fund held 27.0% of net assets in insured bonds (of this amount 6.5% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

CSD—Central/Community School District

DOT—Department of Transportation

EDA—Economic Development Agency

EDC—Economic Development Corporation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GAN—Grant Anticipation Note

GO—General Obligation

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LID—Local Improvement District

MFHR—Multi-Family Housing Revenue

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

PCR—Pollution Control Revenue Bond

PFA—Public Finance Authority

PFC—Passenger Facility Charge

PUD—Public Utility District

RTA—Regional Transportation Authority

SD—School District

SFMR—Single Family Mortgage Revenue

SID—Special Improvement District

SRF—State Revolving Fund

SSA—Special Services Area

TRAN—Tax & Revenue Anticipation Note

USD—Unified School District

See notes to financial statements.

24	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2011

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.8%
Long-Term Municipal Bonds–97.8%
California–83.8%
Antelope Valley CA UHSD GO
NPFGC Series A
5.375%, 8/01/19	$1,000	$1,042,080
Antioch CA Pub Fin Auth (Antioch CA Mun Fac Proj COP)
NPFGC Series B
5.50%, 1/01/16	2,110	2,113,566
Bay Area Infra Fin Auth
NPFGC-RE
5.00%, 8/01/17	32,350	33,010,910
Bay Area Toll Auth CA
5.00%, 4/01/16–4/01/22	39,845	45,910,358
Series 2006 F
5.00%, 4/01/20	5,250	5,942,265
Series F
5.00%, 4/01/12	2,910	2,976,901
California Dept Wtr Res Cen Vy
5.00%, 12/01/16 (Pre-refunded/ETM)	380	433,082
AGM Series W
5.25%, 12/01/22 (Pre-refunded/ETM)	260	261,960
FGIC
5.25%, 12/01/18 (Pre-refunded/ETM)	65	70,389
NPFGC
5.00%, 12/01/16 (Pre-refunded/ETM)	60	68,483
5.00%, 12/01/16	6,960	7,836,473
NPFGC-RE
5.25%, 12/01/18	4,935	5,344,112
California Dept Wtr Res Pwr
5.00%, 5/01/17–5/01/18	24,600	29,215,364
AGM
5.00%, 5/01/17	21,050	24,887,625
AMBAC
5.50%, 5/01/13 (Pre-refunded/ETM)	2,080	2,163,907
California DOT Fed Hwy Grant
NPFGC-RE Series A
5.00%, 2/01/13–2/01/14	24,215	26,101,912
California Econ Recovery (California Econ Rec Spl Tax)
5.25%, 7/01/13	10,715	11,598,880
Series A
5.00%, 7/01/18–7/01/20	33,000	38,752,155
5.25%, 7/01/14	2,820	3,150,278
Principal Amount (000)		U.S. $ Value

NPFGC
5.00%, 7/01/15	$4,390	$4,855,647
NPFGC Series A
5.25%, 7/01/13	8,420	9,114,566
California GO
NPFGC
5.00%, 8/01/24	50	50,045
California Infra & Eco Dev Bk (Broad Collection)
Series 2011A
5.00%, 6/01/21	20,440	24,239,796
California Infra & Eco Dev Bk (Workers Comp Spl Assmt)
AMBAC
5.00%, 10/01/15	1,070	1,155,835
California Pub Wks Brd (CA Lease Dept Corr St Prisons)
AMBAC Series A
5.00%, 12/01/19	2,630	2,788,458
California Pub Wks Brd (CA Lease State Univ Sys)
NPFGC-RE
5.00%, 10/01/14	3,740	4,041,332
California Pub Wks Brd (Univ of California Lease)
5.00%, 4/01/21–4/01/22	10,825	11,981,440
Series 2009E
5.00%, 4/01/23	1,950	2,125,130
NPFGC-RE
5.00%, 6/01/15–9/01/16	4,555	5,210,023
California Spl Dist Assn Fin Corp. COP
AGM Series Z
5.50%, 8/01/17 (Pre-refunded/ETM)	605	673,903
California State Univ
AMBAC Series B
5.00%, 11/01/14	3,575	4,004,250
NPFGC-RE Series A
5.00%, 11/01/24	1,570	1,625,437
California Statewide CDA (California General Fund Obl)
Series 2009
5.00%, 6/15/13	35,305	37,702,209
California Statewide CDA (Jewish Home St Ins)
4.50%, 11/15/13	930	931,832
California Statewide CDA (Redlands Cmnty Hospital)
RADIAN Series A
5.00%, 4/01/12–4/01/13	3,485	3,554,305
California Statewide CDA (Southern CA Edison Co.)
XLCA Series B
4.10%, 4/01/28	14,055	14,682,415
Chaffey CCD CA GO
NPFGC Series B
5.00%, 6/01/25	1,440	1,515,974

Schedule of Investments—California Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

Coati-Rohnert Pk USD CA GO
NPFGC-RE
5.00%, 8/01/20	$2,020	$2,148,250
Culver City CA Redev Agy (Culver City CA Redev Proj Area)
AMBAC
5.50%, 11/01/14	840	851,189
NPFGC
5.50%, 11/01/18	1,000	1,009,780
NPFGC Series A
5.50%, 11/01/17	1,270	1,282,421
Gateway CA USD GO
NPFGC Series A
5.00%, 8/01/24	1,230	1,258,536
Gilroy CA USD GO
NPFGC-RE
5.25%, 8/01/20	1,900	1,989,319
Golden St Tobacco Sec CA
5.625%, 6/01/38 (Pre-refunded/ETM)	16,765	18,185,498
6.25%, 6/01/33 (Pre-refunded/ETM)	18,690	20,115,299
6.75%, 6/01/39 (Pre-refunded/ETM)	12,235	13,498,386
Series B
5.50%, 6/01/43 (Pre-refunded/ETM)	10,240	11,086,541
AMBAC Series B
5.00%, 6/01/38 (Pre-refunded/ETM)	3,450	3,706,818
Golden St Tobacco Sec CA (California Tobacco Sec/St App)
AMBAC Series A
5.00%, 6/01/20	10,970	10,973,840
Grossmont-Cuyamaca CCD CA GO
AGC
5.25%, 8/01/17	1,150	1,342,027
Industry CA GO
5.00%, 7/01/17	3,655	4,199,558
Inland Valley CA Dev Agy
5.25%, 4/01/13 (Pre-refunded/ETM)	2,890	3,100,103
5.50%, 4/01/14 (Pre-refunded/ETM)	1,320	1,482,690
Lincoln CA CFD #2003-1
5.35%, 9/01/16 (Pre-refunded/ETM)	705	783,297
5.90%, 9/01/24 (Pre-refunded/ETM)	1,100	1,233,617
Loma Linda CA Hosp (Loma Linda Univ Med Ctr)
Series A
5.00%, 12/01/13	1,145	1,193,388
Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety)
AMBAC
5.25%, 11/01/19–11/01/22	3,765	3,787,751
Principal Amount (000)		U.S. $ Value

Long Beach CA Harbor
Series 2010A
5.00%, 5/15/22–5/15/25	$16,895	$19,296,923
Series B
5.00%, 5/15/21	6,500	7,641,660
Long Beach CA USD GO
5.00%, 8/01/15–8/01/16	7,850	9,088,460
Series 2008A
5.00%, 8/01/18	9,845	11,691,922
Series A
5.00%, 8/01/25	1,000	1,140,660
Los Angeles CA Dept Arpts (Los Angeles Intl Airport)
Series 2010A
5.00%, 5/15/23–5/15/25	25,915	29,197,008
Series A
5.00%, 5/15/13	4,000	4,253,720
5.25%, 5/15/23–5/15/24	15,955	18,280,607
5.50%, 5/15/14–5/15/17	14,675	16,680,702
Los Angeles CA Dept W&P Wtr
NPFGC Series B
5.00%, 7/01/12	2,260	2,337,993
Los Angeles CA GO
NPFGC Series A
5.00%, 9/01/16 (Pre-refunded/ETM)	3,240	3,527,161
Los Angeles CA Harbor Dept
5.00%, 8/01/23	2,500	2,917,900
Los Angeles CA USD GO
AMBAC Series 2004G
5.00%, 7/01/13	3,260	3,508,901
AMBAC Series B
5.00%, 7/01/12	2,330	2,409,150
FGIC Series A-1
5.00%, 7/01/20–7/01/22	13,485	14,637,636
NPFGC Series A
5.25%, 7/01/12	1,865	1,932,513
NPFGC Series A-2
5.00%, 7/01/20	11,000	12,016,510
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease)
NPFGC Series A
5.00%, 12/01/11	3,605	3,624,503
NPFGC-RE Series A
5.00%, 9/01/12–9/01/13	20,480	21,284,060
M-S-R Pub Pwr Agy CA
NPFGC
5.00%, 7/01/12–7/01/13	4,715	5,002,827
Mammoth CA USD GO
NPFGC
Zero Coupon, 8/01/21–8/01/22	2,100	1,272,317
Met Wtr Dist Southern CA Wtr
5.75%, 8/10/18	7,600	9,059,352
Series A
5.75%, 7/01/21 (Pre-refunded/ETM)	1,615	1,954,102
5.75%, 7/01/21	2,045	2,501,608

26	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)		U.S. $ Value

NPFGC Series B-3
5.00%, 10/01/18 (Pre-refunded/ETM)	$3,410	$3,871,203
Monrovia CA Redev Agy (Monrovia CA Ctrl Redev Proj Area #1)
4.40%, 6/01/12	2,830	2,830,113
Mount San Antonio CA CCD GO
NPFGC Series A
5.00%, 8/01/14	5,610	5,792,718
Oakland CA USD GO
NPFGC
5.00%, 8/01/12-8/01/13	2,915	3,021,194
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease)
NPFGC
5.00%, 7/01/13	16,480	17,657,826
Orange Cnty CA Santn COP
5.00%, 2/01/18–2/01/19	9,155	10,830,726
Series 2009A
5.00%, 2/01/20	1,890	2,205,687
Pittsburg CA Redev Agy
9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,374,290
Port of Oakland CA
NPFGC Series 2007C
5.00%, 11/01/18	1,900	2,103,908
Rancho Santiago CA CCD GO
AGM
5.00%, 9/01/25	2,275	2,403,606
Sacramento CA Fin Auth (Sacramento CA Lease)
Series B
5.40%, 11/01/20	2,000	2,191,880
Sacramento CA USD GO
Series 2011
5.00%, 7/01/24	4,945	5,574,202
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA)
AMBAC
5.50%, 12/01/21	1,175	1,454,873
San Bernardino Cnty CA COP (San Bernardino Cnty COP Detention Ctr)
NPFGC Series A
5.25%, 11/01/17	7,495	7,655,318
San Diego CA Pub Fac Fin Auth (San Diego CA Swr)
5.00%, 5/15/21	14,905	17,017,635
Series 2009 B
5.00%, 5/15/18	20,615	24,023,896
San Diego CA USD GO
FGIC Series D
5.25%, 7/01/25	2,170	2,264,872
San Diego Cnty CA COP
AMBAC
5.00%, 2/01/15	2,000	2,235,660
Principal Amount (000)		U.S. $ Value

San Diego Cnty CA Wtr Auth
AGM Series 2008A
5.00%, 5/01/19	$2,680	$3,057,532
San Diego Cnty CA Wtr Auth COP
AGM Series 2008 A
5.00%, 5/01/24	4,860	5,287,534
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport)
5.00%, 5/01/15	14,690	16,575,608
5.25%, 5/01/18	4,655	5,216,486
Series 2009C-2
5.00%, 5/01/16	11,520	13,158,144
Series 2011C
5.00%, 5/01/21	3,900	4,279,080
AGC Series 2008-34E
5.00%, 5/01/16	1,345	1,477,805
San Francisco City/Cnty CA Pub Util Wtr
Series 2009A
5.00%, 11/01/28	2,000	2,194,580
Series 2011A
5.00%, 11/01/25	11,320	12,926,195
NPFGC
5.25%, 10/01/14	5,245	5,591,380
San Jose CA Redev Agy (San Jose CA Redev Merged Proj)
NPFGC
6.00%, 8/01/15	670	709,222
San Mateo Cnty CA CCD GO
NPFGC-RE Series A
5.375%, 9/01/20	1,140	1,184,198
San Ramon Vly USD CA GO
AGM
5.25%, 8/01/20	1,000	1,091,890
Santa Clara CA Redev Agy (Bayshore North Proj)
NPFGC
5.00%, 6/01/15	1,000	1,002,310
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NPFGC 5.375%, 9/01/17	560	560,358
South Placer CA Wstwtr Auth Series 2011C
5.00%, 11/01/19–11/01/20	5,430	6,305,229
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr)
5.00%, 7/01/22	4,000	4,581,000
Series 2010-1
5.00%, 7/01/25	8,235	9,105,851
Tahoe Truckee CA USD GO
NPFGC
5.50%, 8/01/19	1,185	1,410,150
Univ of California
Series 2009 Q
5.25%, 5/15/22	3,510	4,021,021

Schedule of Investments—California Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

Series 2010U
5.00%, 5/15/24	$4,215	$4,802,402
AGM Series J
5.00%, 5/15/16	6,330	7,218,732
NPFGC Series K
5.00%, 5/15/13	6,460	6,928,027
Vernon CA Elec Sys
Series 2009A
5.00%, 8/01/12	16,150	16,647,582
Walnut CA Pub Fin Auth (Walnut Impt Proj)
AMBAC
5.375%, 9/01/20	2,075	2,098,406

		931,560,129

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr)
4.45%, 6/01/14	310	304,584

Colorado–0.2%
Denver CO City & Cnty Arpt (Denver Intl Airport)
5.75%, 11/15/20	1,700	1,983,135
Series D
7.75%, 11/15/13	250	267,718

		2,250,853

Florida–4.6%
Beacon Tradeport CDD FL
Series B
7.125%, 5/01/22	765	784,905
Broward Cnty FL Sch Brd COP
5.00%, 7/01/18	2,000	2,244,920
Chapel Creek FL CDD
5.20%, 5/01/11(a)(b)	1,590	540,600
Citizens Ppty Ins Corp. FL
Series 2009A1
6.00%, 6/01/16	13,050	14,684,382
Dupree Lakes CDD FL
6.83%, 11/01/15	270	259,586
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax)
NPFGC
5.00%, 7/01/13	6,760	7,267,541
Florida Hurricane Catastr Fd Fin Corp.
Series 2010A
5.00%, 7/01/15–7/01/16	17,040	18,879,942
Lake Ashton II CDD FL
Series B
4.875%, 11/01/10(a)(b)	320	278,400
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL)
6.75%, 11/15/24	2,400	2,460,432
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport)
Series 2009A
5.75%, 10/01/21	1,055	1,216,003
Principal Amount (000)		U.S. $ Value

New River CDD FL
1.00%, 5/01/18–5/01/38(a)	$1,080	$420,038
Series 2010A1
1.00%, 5/01/38(a)	245	158,334
Series 2010B1
1.00%, 5/01/15(a)	235	201,884
Series B
5.00%, 5/01/13(a)	405	4
Parker Rd CDD FL
Series B
5.35%, 5/01/15	2,060	1,174,200
Six Mile Creek CDD FL
5.50%, 5/01/17(a)	825	264,000
Sterling Hill CDD FL
Series B
5.50%, 12/31/49(a)(b)	165	120,450
Venetian CDD FL
Series B
5.95%, 5/01/12	115	114,694

		51,070,315

Guam–0.3%
Guam Wtrworks Auth
5.00%, 7/01/12	1,270	1,287,996
5.50%, 7/01/16	1,500	1,579,455

		2,867,451

Illinois–0.3%
Bolingbrook IL Sales Tax
6.00%, 1/01/26	4,450	2,795,312
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge)
Series 5-1
5.25%, 3/01/15	533	519,286

		3,314,598

Louisiana–0.0%
Coves of The Highland CDD LA
5.60%, 11/01/21(a)(b)	3,200	128,000

Massachusetts–0.5%
Massachusetts GO
Series 2011A
5.00%, 4/01/25	4,830	5,583,722

Nevada–0.4%
Clark Cnty NV SD GO
5.00%, 6/15/16	3,340	3,806,063
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls)
4.75%, 3/01/13(a)	315	227,002

		4,033,065

North Carolina–0.6%
North Carolina Eastern Mun Pwr Agy
Series 2009 Ser B
5.00%, 1/01/16	2,375	2,697,288
Series C
5.30%, 1/01/15	3,580	3,760,790

		6,458,078

28	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)		U.S. $ Value

Ohio–1.1%
American Mun Pwr OH (Goldman Sachs Group, Inc.)
Series 2008A
5.00%, 2/01/13	$10,350	$10,777,766
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC)
Series A
7.00%, 8/01/21	2,210	1,987,740

		12,765,506

Puerto Rico–4.8%
Puerto Rico Elec Pwr Auth
5.00%, 7/01/20–7/01/22	13,550	14,550,449
Series 2007TT
5.00%, 7/01/21	3,850	4,053,511
Series 2007V V
5.50%, 7/01/20	3,065	3,439,482
Series W
5.50%, 7/01/17	5,620	6,345,879
Puerto Rico GO
Series 2007A
5.50%, 7/01/18	2,650	2,872,838
Series A
5.00%, 7/01/30	3,230	3,312,688
Puerto Rico Govt Dev Bank
5.00%, 12/01/11	1,035	1,041,272
NPFGC Series 2009
4.75%, 12/01/15	5,500	5,723,575
Puerto Rico Pub Bldgs Auth
Series C
5.50%, 7/01/12 (Pre-refunded/ETM)	5	5,188
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	2,570	2,848,794
Series C
5.50%, 7/01/12	1,135	1,171,195
Puerto Rico Pub Fin Corp.
Series A
5.75%, 8/01/27	8,365	8,478,597

		53,843,468

Texas–1.1%
Dallas Fort Worth TX Intl Arpt
Series 2009A
5.00%, 11/01/21	1,180	1,282,719
Houston TX Arpt Sys
Series 2011A
5.00%, 7/01/19	10,290	11,247,690

		12,530,409

Virginia–0.1%
Broad Street CDA VA
7.125%, 6/01/15 (Pre-refunded/ETM)	666	731,847

Total Long-term Municipal Bonds (cost $1,034,979,720)		1,087,442,025

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–0.9%
Time Deposit–0.9%
State Street Time Deposit
0.01%, 10/03/11 (cost $10,398,646)	$10,399	$10,398,646

Total Investments—98.7% (cost $1,045,378,366)		1,097,840,671

Other assets less liabilities—1.3%		14,370,831

Net Assets—100.0%		$1,112,211,502

(a)	Illiquid security.
(b)	Security is in default and is non-income producing.

As of September 30, 2011, the Fund held 31.9% of net assets in insured bonds (of this amount 4.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

DOT—Department of Transportation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN—Radian Asset Assurance Inc.

SD—School District

SSA—Special Services Area

UHSD—Unified/Union High School District

USD—Unified School District

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—California Municipal Portfolio	29

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2011

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.5%
Long-Term Municipal Bonds–98.5%
New York–75.4%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/16–12/15/22	$13,090	$14,600,069
Albany Cnty NY GO NPFGC-RE 5.00%, 10/01/12	205	209,397
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,023,969
Erie Cnty NY IDA (Buffalo NY SD) 5.00%, 5/01/22	5,800	6,779,910
AGM 5.00%, 5/01/14	1,120	1,228,371
5.75%, 5/01/24	1,520	1,623,086
AGM Series A 5.00%, 5/01/16	1,210	1,386,067
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	6,260	7,054,144
NPFGC Series D 5.00%, 9/01/12	10,115	10,523,848
NPFGC Series F 5.00%, 5/01/13–5/01/16	34,590	38,581,054
Metropolitan Trnsp Auth NY Series 2010D 5.25%, 11/15/24	10,755	12,131,532
Series 2010G 5.00%, 11/15/21	9,305	10,674,789
5.25%, 11/15/22–11/15/26	33,880	38,435,602
Series B 5.00%, 11/15/16–11/15/17	6,645	7,618,731
AMBAC Series A 5.50%, 11/15/18	5,325	5,595,137
AMBAC Series B 5.00%, 7/01/20 (Pre-refunded/ETM)	535	536,546
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) AGM Series A 5.25%, 11/15/12	7,425	7,823,797
NPFGC Series A 5.00%, 11/15/11	1,865	1,874,866
5.25%, 11/15/13	2,660	2,924,989
NPFGC-RE Series A 5.25%, 11/15/15–11/15/16	12,965	15,283,356
Principal Amount (000)		U.S. $ Value

Nassau Cnty NY GO 5.00%, 4/01/21–4/01/22	$5,915	$6,630,099
Series 2009 F 5.00%, 10/01/11	1,335	1,335,000
NPFGC-RE Series A 6.00%, 7/01/12–7/01/13	2,000	2,120,470
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC 5.375%, 11/15/15–11/15/16	1,100	1,105,309
AMBAC Series B 5.00%, 11/15/14	3,595	3,912,798
AMBAC Series H 5.25%, 11/15/13	1,745	1,916,900
New York Bridge Auth 5.00%, 1/01/17	4,575	4,615,352
New York NY GO 5.00%, 8/01/13–8/01/18	24,085	27,271,415
5.00%, 10/01/24(a)	2,860	3,273,470
5.25%, 9/01/14–9/01/16	23,140	26,833,809
Series 04G 5.00%, 8/01/12	3,910	4,061,122
Series 1993E 5.00%, 8/01/23(a)	6,835	7,939,741
Series 2002C 5.50%, 8/01/13 (Pre-refunded/ETM)	150	160,284
5.50%, 8/01/13–8/01/14	14,645	15,577,691
Series 2003A 5.25%, 8/01/17 (Pre-refunded/ETM)	715	778,857
5.25%, 8/01/17	4,990	5,351,226
Series 2005M 5.00%, 4/01/12 (Pre-refunded/ETM)	3,610	3,693,896
5.00%, 4/01/12	4,530	4,636,183
Series 2011A 5.00%, 8/01/26	14,275	16,015,836
Series C 5.00%, 1/01/16	4,410	5,070,883
5.50%, 9/15/19 (Pre-refunded/ETM)	1,000	1,101,150
Series E 5.00%, 8/01/16	5,500	6,403,320
Series I 5.00%, 8/01/14	2,700	3,022,245
AGM 5.25%, 8/01/12–8/01/14	13,615	14,321,590
NPFGC 5.00%, 8/01/16	2,350	2,605,351
NPFGC-RE 5.00%, 8/01/13	2,750	2,977,315
New York NY Hlth & Hosp Corp. Series 2008A 5.00%, 2/15/14	10,215	11,113,307

30	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)		U.S. $ Value

New York NY IDA (Magen David Yeshivah) ACA 4.99%, 6/15/13(b)	$2,305	$2,120,600
New York NY Mun Wtr Fin Auth 5.00%, 6/15/19–6/15/26	49,345	56,449,666
Series FF 5.00%, 6/15/25	24,730	28,164,750
New York NY Trnsl Fin Auth 5.00%, 11/01/11–2/01/24	46,575	51,562,297
5.25%, 8/01/14	1,300	1,468,519
5.25%, 2/01/20 (Pre-refunded/ETM)	6,310	6,726,208
Series 02A 5.50%, 11/01/26(c)	18,050	18,115,521
Series 2003E 5.25%, 2/01/21 (Pre-refunded/ETM)	1,965	2,094,611
Series 2004C 5.25%, 2/01/13–2/01/21	2,200	2,364,694
Series 2006A 5.00%, 8/01/13 (Pre-refunded/ETM)	18,175	19,750,591
5.00%, 8/01/13	25	27,095
NPFGC 5.25%, 2/01/20	115	121,968
NPFGC Series 2003E 5.25%, 2/01/21	35	36,863
NPFGC-RE 5.00%, 11/01/13	18,405	20,142,248
5.50%, 11/01/13	7,075	7,459,102
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,790	26,919,320
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/21	4,605	5,251,358
New York St Dormitory Auth 5.375%, 7/01/19 (Pre-refunded/ETM)	1,400	1,453,032
NPFGC 5.20%, 2/15/16 (Pre-refunded/ETM)	1,000	1,140,270
New York St Dormitory Auth (AIDS Long-term Hlth Care Loan Pool) 5.00%, 11/01/11	2,700	2,708,802
New York St Dormitory Auth (Brookdale Hospital Med Ctr) NPFGC 5.20%, 2/15/14	1,140	1,143,534
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	13,262,672
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,073,620

New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	$1,360	$1,552,399
New York St Dormitory Auth (Mt Sinai School of Medicine) 5.00%, 7/01/19	4,360	4,913,110
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	1,500	1,573,020
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15–2/15/16	26,330	29,901,796
AGM 5.00%, 2/15/16	3,830	4,371,141
NPFGC 5.00%, 8/15/17	480	480,269
NPFGC Series 1998D 5.25%, 2/15/13	110	110,195
New York St Dormitory Auth (New York St Lease Secured Hosp) 3.875%, 2/15/12	1,000	1,010,400
4.00%, 2/15/13–8/15/15	9,160	9,701,494
New York St Dormitory Auth (New York St Lease Suny) Series B 5.25%, 11/15/23	4,960	5,098,880
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/22	6,050	6,848,600
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/12–2/15/19	71,360	82,162,124
Series 2008 A 5.00%, 3/15/20	4,750	5,492,472
Series 2009 D 5.00%, 6/15/18–6/15/20	9,230	11,005,760
Series G 5.00%, 3/15/17–3/15/18	15,885	18,889,034
AGM 5.00%, 3/15/13	2,525	2,690,211
AMBAC 5.00%, 3/15/15	1,650	1,885,571
NPFGC-RE 5.50%, 3/15/14	4,750	5,067,110
New York St Dormitory Auth (New York Univ) NPFGC 5.75%, 7/01/12	1,540	1,602,247
NPFGC Series A 6.00%, 7/01/18	1,000	1,226,910
New York St Dormitory Auth (State Univ of New York) Series 2011A 5.00%, 7/01/24	3,125	3,567,031

Schedule of Investments—New York Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (Winthrop So Nassau Univ Hlth) AMBAC Series A 5.25%, 7/01/18	$1,000	$1,011,520
AMBAC Series B 5.25%, 7/01/19	1,325	1,340,052
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NPFGC 5.20%, 2/15/16	5,820	5,836,762
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010 C 0.648%, 4/01/34(b)(d)(e)	17,725	13,457,050
New York St Envrn Fac Corp. (New York Ny Mun Wtr Fin Auth) 5.00%, 6/15/14–6/15/25	27,340	29,733,256
Series 2009 A 5.25%, 6/15/24	7,300	8,453,327
New York St Envrn Fac Corp. (New York St Pers Income Tax) NPFGC-RE 5.00%, 12/15/23	1,060	1,166,551
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(b)(f)	1,980	20
New York St Loc Gov Asst Corp. 5.00%, 4/01/18–4/01/20	22,670	26,806,979
AGM 5.00%, 4/01/13	4,230	4,521,193
New York St Mortgage Agy SFMR (New York St Mortgage Agy) 4.50%, 4/01/23	1,590	1,569,807
New York St Pwr Auth NPFGC 5.00%, 11/15/16	6,180	7,364,459
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Pre-refunded/ETM)	895	1,027,066
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14–3/15/16	10,950	12,662,054
Series 2010A 5.00%, 3/15/24–3/15/25	21,900	25,319,712
AGM 5.00%, 3/15/14–3/15/15	8,840	9,971,950
AGM Series 2005A 5.00%, 3/15/18	1,035	1,155,412
AMBAC 5.00%, 3/15/15	10,170	11,621,971
New York St Thruway Auth (New York St Thruway Auth Ded Tax) 5.00%, 4/01/17	21,620	25,319,182
AGM 5.00%, 4/01/12	1,415	1,447,955
Principal Amount (000)		U.S. $ Value

AGM Series 5B 5.00%, 4/01/14	$64,440	$71,315,748
AMBAC 5.25%, 4/01/14	3,190	3,550,023
NPFGC 5.00%, 4/01/24	1,060	1,139,193
5.25%, 4/01/12–4/01/14	13,930	14,981,492
NPFGC-RE Series B 5.00%, 4/01/13–4/01/16	27,025	29,757,863
New York St Thruway Auth (New York St Thruway Gen Toll Road) AMBAC 5.00%, 1/01/13–1/01/14	12,285	13,147,912
New York St UDC (New York St Lease Svc Contract) 5.00%, 1/01/19	3,525	4,070,635
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	2,045	2,381,300
AMBAC 5.00%, 12/15/20	6,265	7,025,446
Niagara Falls NY Bridge Comm FGIC 6.30%, 10/01/12 (Pre-refunded/ETM)	4,670	4,944,549
Port Authority of NY & NJ NPFGC-RE 5.00%, 12/01/19	15,290	16,491,641
5.125%, 11/15/15	1,355	1,359,268
XLCA 5.00%, 10/01/19	3,700	4,026,451
XLCA Series CONS 143rd 5.00%, 10/01/17	6,370	7,108,156
Prerefunded–Others Series 2002C 5.50%, 8/01/14 (Pre-refunded/ETM)	130	138,913
Series 2004C 5.25%, 2/01/13 (Pre-refunded/ETM)	4,300	4,580,661
5.25%, 2/01/21 (Pre-refunded/ETM)	2,140	2,379,124
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/14	12,290	13,551,077
Series 2008 5.00%, 6/01/12	8,000	8,242,240
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,615	2,836,151
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/11–1/01/20	50,115	57,247,039
5.25%, 11/15/12–1/01/17	19,480	20,681,400
5.50%, 1/01/12 (Pre-refunded/ETM)	2,990	3,027,883

32	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)		U.S. $ Value

5.50%, 1/01/17 (Pre-refunded/ETM)	$9,370	$10,701,571
NPFGC 5.125%, 1/01/18 (Pre-refunded/ETM)	8,165	8,186,066
5.25%, 11/15/15	3,145	3,682,009
Troy Res Corp. (Rensselaer Polytechnic Institute) 5.00%, 9/01/16–9/01/21	7,490	8,368,174
Series 2010B 5.00%, 9/01/17–9/01/18	9,060	10,218,650
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	975	923,335
Yonkers NY GO NPFGC 5.00%, 8/01/12–8/01/14	7,925	8,435,364

		1,378,746,606

Alabama–0.7%
Alabama Pub Sch & Clg Auth Series B 5.00%, 5/01/18	11,055	13,208,072

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	420	412,663

California – 3.7%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,000	5,873,400
Series A 5.00%, 7/01/18–7/01/20	27,975	32,976,336
California Statewide CDA (California General Fund Obl) Series 2009
5.00%, 6/15/13	26,250	28,032,375
San Francisco City/Cnty CA Arpt Commn (San Francisco CA ntl Airport) Series 2009 E 5.00%, 5/01/21	1,245	1,403,538

		68,285,649

Colorado–0.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	495	530,081
Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(b)	2,765	1,244,250

		1,774,331

District of Columbia–0.3%
Metro Washington Arpt Auth VA 5.00%, 10/01/19–10/01/21	5,795	6,511,988

Florida–5.6%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	$1,180	$1,210,704
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	32,640	36,727,834
Series 2010A 5.00%, 6/01/16	7,175	7,797,144
Dupree Lakes CDD FL 6.83%, 11/01/15	375	360,536
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(b)	2,760	1,935,560
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	16,355	19,174,438
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15	13,660	15,019,990
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(b)(f)	955	286,500
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,270	1,399,502
AGM Series A 5.00%, 10/01/16	3,500	3,842,510
Live Oak CDD FL Series 2010 7.36%, 11/01/20	640	659,558
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,383,094
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) 5.75%, 10/01/20	1,545	1,797,129
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,230	1,194,059
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(b)	90	90,381
Series 2010A-2 6.125%, 5/01/17(b)(g)	200	146,912
Series 2010B 5.125%, 5/01/17(b)(g)	455	388,215
Series 4B 5.125%, 5/01/09(b)(h)	185	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	1,665	1,438,360
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,665	2,987,625

Schedule of Investments—New York Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value

Six Mile Creek CDD FL 5.50%, 5/01/17(b)	$1,010	$323,200
Sterling Hill CDD FL Series B 5.50%, 12/31/49(b)(f)	165	120,450
Venetian CDD FL Series B 5.95%, 5/01/12	170	169,548
Verano CDD FL Series B 5.00%, 11/01/13	1,700	1,553,953

		102,007,202

Georgia–0.4%
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	6,975	7,583,080

Guam–0.1%
Guam COP Series 2010A 6.00%, 12/01/20	1,625	1,647,685

Illinois–0.6%
Bolingbrook IL Sales Tax 5.75%, 1/01/15(c)	1,405	1,057,277
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(b)	1,307	720,915
Cortland IL SSA #10 5.125%, 3/01/14	2,647	2,588,739
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	1,620	1,616,549
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	3,950	3,958,848
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	702	683,938

		10,626,266

Indiana–0.6%
Indiana Bond Bank Gas (JP Morgan Chase) 5.25%, 10/15/18–10/15/21	10,745	11,437,654

Louisiana–0.1%
Isabella Lakes CDD LA 6.00%, 8/01/22(b)(f)	1,515	454,500
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(b)(f)	1,155	513,167
Whispering Springs CDD LA 5.20%, 10/01/21(b)(f)	1,500	423,000

		1,390,667

Principal Amount (000)		U.S. $ Value

Nevada–0.8%
Clark Cnty NV Arpt (McCarran Airport) AGM Series C 2009 5.00%, 7/01/23	$7,400	$8,021,082
Clark Cnty NV SD GO Series B 5.00%, 6/15/17	3,620	4,145,009
Henderson NV LID # T-16 (Henderson NV Lid # T-16 Falls) 4.625%, 3/01/12(b)	535	481,302
Las Vegas NV SID #607 (Las Vegas NV SID #607 Providence) 5.35%, 6/01/12	1,355	1,357,669

		14,005,062

New Jersey–0.1%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2011A 5.00%, 6/15/21	2,195	2,484,806

North Carolina–0.4%
North Carolina Eastern Mun Pwr Agy 5.00%, 1/01/15	1,475	1,651,012
5.375%, 1/01/17	2,285	2,386,865
North Carolina Mun Pwr Agy #1 Series A 5.25%, 1/01/17	2,290	2,700,803

		6,738,680

Ohio–0.3%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	1,230	1,106,299
Ohio Air Quality Dev Auth (Cleveland Electric Illum) 7.25%, 11/01/32	4,865	5,151,646

		6,257,945

Pennsylvania–1.0%
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/16–9/01/21	14,925	16,432,527
5.25%, 9/01/23	2,075	2,270,901

		18,703,428

Puerto Rico–6.6%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/13–7/01/15	12,425	13,431,352
5.50%, 7/01/16–7/01/19	15,645	17,611,043
Series 2010AAA 5.25%, 7/01/21	8,575	9,384,909
Series 2010ZZ 5.25%, 7/01/22	7,900	8,597,412
NPFGC 5.50%, 7/01/16	3,695	4,150,409

34	Sanford C. Bernstein Fund, Inc.—2011 Annual Report

Principal Amount (000)		U.S. $ Value

Puerto Rico GO 5.00%, 7/01/13	$4,980	$5,273,521
5.25%, 7/01/14	1,305	1,402,614
Puerto Rico Govt Dev Bank 5.00%, 12/01/11–12/01/14	12,470	12,889,376
Series B 5.00%, 12/01/13	4,410	4,692,460
NPFGC Series 2009 4.75%, 12/01/15	7,460	7,763,249
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 4.679%, 7/01/28(d)	1,090	795,079
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.00%, 7/01/28	1,000	1,025,600
5.75%, 7/01/15	4,245	4,705,497
Puerto Rico Pub Fin Corp. Series A 5.75%, 8/01/27	1,405	1,424,080
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/22	23,245	25,946,069
Univ of Puerto Rico 5.00%, 6/01/13	1,015	1,071,992

		120,164,662

Tennessee–0.9%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	17,375	17,334,342

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	999	1,097,771

Washington–0.7%
Port of Seattle WA 5.00%, 2/01/21	11,010	12,101,972

Total Long-Term Municipal Bonds (cost $1,711,949,540)		1,802,520,531

SHORT-TERM INVESTMENTS–0.9%
Time Deposit–0.9%
State Street Time Deposit 0.01%, 10/03/11 (cost $15,990,661)	15,991	15,990,661

Total Investments—99.4% (cost $1,727,940,201)		1,818,511,192

Other assets less liabilities—0.6%		10,462,226

Net Assets—100.0%		$1,828,973,418

(a)	When-Issued or delayed delivery security.
(b)	Illiquid security.
(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2011.
(d)	Variable rate coupon, rate shown as of September 30, 2011.
(e)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2011 and the aggregate market value of this security amounted to $13,457,050 or 0.74% of net assets.
(f)	Security is in default and is non-income producing.
(g)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(h)	Fair valued.

As of September 30, 2011, the Fund held 25.4% of net assets in insured bonds (of this amount 3.4% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA—ACA Financial Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

SD—School District

SFMR—Single Family Mortgage Revenue

SID—Special Improvement District

SSA—Special Services Area

UDC—Urban Development Corporation

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—New York Municipal Portfolio	35

SCB–MU–1945–0911

ANNUAL REPORT

AllianceBernstein Blended Style Funds

Tax-Managed International Portfolio

International Portfolio

September 30, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 14, 2011 (unaudited)

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds Tax-Managed International and AllianceBernstein International Portfolios (each a “Portfolio,” and collectively, the “Portfolios”) for the annual reporting period ended September 30, 2011.

Investment Objective and Policies

The Portfolios seek to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index, plus Canada. Effective on or about January 31, 2012, the Portfolios’ investment objective will change to seeking to provide long-term capital growth. This change is intended to give the Portfolios flexibility in implementing its investment strategies and greater ability to pursue long-term growth opportunities. The Portfolios intend to use this flexibility to invest a greater portion of their assets in emerging market securities.

The Portfolios invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index. AllianceBernstein L.P. (the “Adviser”) diversifies the Portfolios among may foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns. The International

Portfolio is managed without regard to tax considerations.

Under normal circumstances, the Portfolios will invest in companies in a least three countries (and normally substantially more) other than the United States. The Portfolios also diversify their investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the value of Portfolios will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolios as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolios may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may by 40%-60% before rebalancing occurs.

The Portfolios may invest in companies of any size. The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	1

derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may also make investments in less developed or emerging equity markets (and may do so to a greater extent once their investment objectives change as noted above).

Investment Results

The Portfolios underperformed their benchmark, the MSCI EAFE Index (net), for the six- and 12-month reporting periods ended September 30, 2011 before sales charges, due primarily to unfavorable stock selection in the financial services, energy and technology sectors. Sector selection also detracted modestly during both periods, due to underweighting the more defensive sectors of healthcare, consumer staples and telecommunications, which held up better than more cyclical sectors of the market. Positive contributors to performance in both periods included favorable stock selection in the industrial, telecommunications and consumers staples and consumer discretionary sectors.

The Portfolios utilized derivatives including futures for hedging purposes and foreign-currency exchange contracts for hedging purposes. For both Portfolios, futures detracted from performance during both periods. For both Portfolios, currencies detracted from performance during both periods.

Market Review and Investment Strategy

International equity markets faced the most volatile conditions since 2008 as investors fled to safer sectors, regions and assets amid growing fears that the European debt crisis and renewed economic weakness could push the global economy into recession. In the broad-based market rout, almost every industry sector fell. Cyclical sectors were hit hardest, while defensive sectors held up better. Equities in Europe suffered more than other regions. In a fear-driven market, correlations rose to record highs, as stocks generally traded in the same direction. Despite the conflicting economic forces, the global economy is still growing. Companies are more profitable, and U.S. banks and consumers have repaired their balance sheets compared to 2008-2009. In most developed economies, interest rates are at historic lows and deferred capital spending has created pent-up demand.

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

HISTORICAL PERFORMANCE

(unaudited)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI EAFE Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. & Canada. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The market values of the Portfolios’ holdings rise and fall from day to day, so investments may lose value.

Foreign (non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Capitalization Size Risk: Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

Allocation Risk: Allocating to different types of assets may have a large impact on returns if one of these asset classes significantly underperforms the others.

Foreign Currency Risk: Changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging market countries, because the markets are less developed and less liquid and there is an even greater amount of economic, political and social uncertainty.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Tax-Managed International Portfolio
Class A	-21.67%	-17.30%

Class B*	-22.01%	-17.90%

Class C	-21.99%	-17.89%

MSCI EAFE Index (net)	-17.74%	-9.36%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

1/30/04* TO 9/30/11

*	Since inception of the Portfolio’s Class A shares on 1/30/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed International Portfolio Class A shares (from 1/30/04* to 9/30/11) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	5

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	-17.30%	-20.84%
5 Years	-9.02%	-9.80%
Since Inception*	-0.86%	-1.42%

Class B Shares
1 Year	-17.90%	-21.17%
5 Years	-9.71%	-9.71%
Since Inception*(a)	-1.59%	-1.59%

Class C Shares
1 Year	-17.89%	-18.71%
5 Years	-9.67%	-9.67%
Since Inception*	-1.58%	-1.58%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
		SEC Returns

Class A Shares
1 Year		-20.84%
5 Years		-9.80%
Since Inception*		-1.42%

Class B Shares
1 Year		-21.17%
5 Years		-9.71%
Since Inception*(a)		-1.59%

Class C Shares
1 Year		-18.71%
5 Years		-9.67%
Since Inception*		-1.58%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.78%, 2.52% and 2.49% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 1/30/04.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
Returns

Class A Shares
1 Year	-20.79%
5 Years	-10.38%
Since Inception*	-1.97%

Class B Shares
1 Year	-21.04%
5 Years	-10.18%
Since Inception*(a)	-2.05%

Class C Shares
1 Year	-18.57%
5 Years	-10.15%
Since Inception*	-2.04%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
Returns

Class A Shares
1 Year	-13.13%
5 Years	-7.39%
Since Inception*	-0.62%

Class B Shares
1 Year	-13.48%
5 Years	-7.29%
Since Inception*(a)	-0.74%

Class C Shares
1 Year	-11.87%
5 Years	-7.27%
Since Inception*	-0.73%

*	Inception date: 1/30/04.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	7

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds International Portfolio
Class A	-21.53%	-17.04%

Class B*	-21.83%	-17.67%

Class C	-21.79%	-17.58%

MSCI EAFE Index (net)	-17.74%	-9.36%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

1/30/04* TO 9/30/11

*	Since inception of the Portfolio’s Class A shares on 1/30/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Portfolio Class A shares (from 1/30/04* to 9/30/11) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	-17.04%	-20.59%
5 Years	-8.79%	-9.58%
Since Inception*	-0.61%	-1.17%

Class B Shares
1 Year	-17.67%	-20.95%
5 Years	-9.48%	-9.48%
Since Inception*(a)	-1.34%	-1.34%

Class C Shares
1 Year	-17.58%	-18.40%
5 Years	-9.45%	-9.45%
Since Inception*	-1.31%	-1.31%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
		SEC Returns

Class A Shares
1 Year		-20.59%
5 Years		-9.58%
Since Inception*		-1.17%

Class B Shares
1 Year		-20.95%
5 Years		-9.48%
Since Inception*(a)		-1.34%

Class C Shares
1 Year		-18.40%
5 Years		-9.45%
Since Inception*		-1.31%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.53%, 2.30% and 2.24% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 1/30/04.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio

	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$783.30	$10.42	2.33%
Hypothetical**	$1,000	$1,013.39	$11.76	2.33%
Class B
Actual	$1,000	$779.90	$13.74	3.08%
Hypothetical**	$1,000	$1,009.63	$15.52	3.08%
Class C
Actual	$1,000	$780.10	$13.61	3.05%
Hypothetical**	$1,000	$1,009.78	$15.37	3.05%

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

International Portfolio

	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$784.70	$7.96	1.78%
Hypothetical**	$1,000	$1,016.14	$9.00	1.78%
Class B
Actual	$1,000	$781.70	$11.34	2.54%
Hypothetical**	$1,000	$1,012.33	$12.81	2.54%
Class C
Actual	$1,000	$782.10	$11.08	2.48%
Hypothetical**	$1,000	$1,012.63	$12.51	2.48%
*	Expenses are equal to each classes’ annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	11

Fund Expenses

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,590.9

*	All data are as of September 30, 2011. The Portfolio’s country and sector breakdowns are expressed as a percentage of long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,507.9

*	All data are as of September 30, 2011. The Portfolio’s country and sector breakdowns are expressed as a percentage of long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	13

Portfolio Summary

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.3%
Financials – 19.2%
Capital Markets – 1.0%
Deutsche Bank AG	422,500	$14,640,173
Macquarie Group Ltd.	314,805	6,807,952
UBS AG(a)	1,270,167	14,528,885

		35,977,010

Commercial Banks – 9.5%
Australia & New Zealand Banking Group Ltd.	496,600	9,217,485
Banco Bilbao Vizcaya Argentaria SA	1,785,500	14,783,322
Banco Santander SA	1,718,400	14,049,453
Barclays PLC	7,460,300	18,295,320
BNP Paribas SA	868,398	34,234,514
HSBC Holdings PLC	6,947,500	53,212,958
Intesa Sanpaolo SpA	5,520,140	8,656,913
KBC Groep NV	653,600	15,079,088
Lloyds Banking Group PLC(a)	44,402,200	23,837,468
Mitsubishi UFJ Financial Group, Inc.	1,747,500	8,020,420
National Australia Bank Ltd.	1,714,421	36,416,607
National Bank of Canada	256,200	17,087,335
Royal Bank of Scotland Group PLC(a)	109,852	39,299
Societe Generale SA	1,273,194	33,329,385
Standard Chartered PLC	1,713,351	34,183,024
Sumitomo Mitsui Financial Group, Inc.	776,200	21,869,874

		342,312,465

Diversified Financial Services – 1.9%
IG Group Holdings PLC	3,731,913	25,862,536
ING Groep NV(a)	3,972,600	28,022,135
ORIX Corp.	176,120	13,823,200

		67,707,871

Insurance – 5.1%
Admiral Group PLC	1,926,518	37,791,858
Aegon NV(a)	3,479,500	14,103,725
AIA Group Ltd.	8,511,400	24,211,864
Allianz SE	393,000	36,835,573
Aviva PLC	4,186,000	19,686,228
Industrial Alliance Insurance & Financial Services, Inc.	92,072	2,720,249
Muenchener Rueckversicherungs AG	240,200	29,832,046
Prudential PLC	2,222,900	19,090,352

		184,271,895

Real Estate Investment Trusts (REITs) – 0.1%
British Land Co. PLC	183,114	1,348,793

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 1.6%
Hang Lung Group Ltd.	2,672,200	$13,632,738
Hang Lung Properties Ltd.	11,565,000	34,777,261
New World Development Ltd.	7,927,354	7,590,001

		56,000,000

		687,618,034

Consumer Discretionary – 15.3%
Auto Components – 1.9%
Bridgestone Corp.	931,100	21,126,346
Faurecia	241,819	5,150,859
GKN PLC	6,291,500	17,082,909
Magna International, Inc. – Class A	385,300	12,740,381
NGK Spark Plug Co., Ltd.	735,000	9,988,958
Sumitomo Rubber Industries Ltd.	137,500	1,758,133

		67,847,586

Automobiles – 3.5%
Bayerische Motoren Werke AG	205,800	13,595,395
Mazda Motor Corp.(a)	5,880,000	11,893,760
Nissan Motor Co., Ltd.	3,130,100	27,695,240
Renault SA	678,500	22,474,260
Toyota Motor Corp.	1,025,700	35,160,136
Volkswagen AG (Preference Shares)	107,600	14,199,793

		125,018,584

Distributors – 1.8%
Inchcape PLC	1,642,200	7,093,110
Li & Fung Ltd.	33,948,000	56,902,091

		63,995,201

Hotels, Restaurants & Leisure – 0.8%
Shangri-La Asia Ltd.	14,303,833	27,311,571

Household Durables – 1.4%
Sharp Corp./Japan	4,127,000	34,671,776
Sony Corp.	859,100	16,444,864

		51,116,640

Internet & Catalog Retail – 1.0%
Rakuten, Inc.	30,520	35,557,192

Leisure Equipment & Products – 0.1%
Namco Bandai Holdings, Inc.	392,500	5,315,988

Media – 0.2%
Informa PLC	1,577,000	8,003,446

Multiline Retail – 0.7%
Don Quijote Co., Ltd.	663,200	23,676,655

Specialty Retail – 3.5%
Esprit Holdings Ltd.	3,306,134	4,024,995
Fast Retailing Co., Ltd.	285,100	51,060,564
Hennes & Mauritz AB – Class B	2,001,645	59,932,922
Nitori Holdings Co., Ltd.	119,300	12,008,659

		127,027,140

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	15

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.4%
Cie Financiere Richemont SA	136,539	$6,082,174
LVMH Moet Hennessy Louis Vuitton SA	52,900	6,982,820
Yue Yuen Industrial Holdings Ltd.	692,000	1,798,545

		14,863,539

		549,733,542

Industrials – 11.9%
Aerospace & Defense – 0.3%
BAE Systems PLC	2,387,300	9,859,939

Air Freight & Logistics – 0.7%
Kuehne & Nagel International AG	222,943	25,021,539

Airlines – 0.5%
Deutsche Lufthansa (REG)	1,409,700	18,275,730

Building Products – 0.9%
Asahi Glass Co., Ltd.	3,401,000	33,204,720

Commercial Services & Supplies – 1.2%
Aggreko PLC	390,221	9,819,553
Edenred	160,808	3,830,895
Serco Group PLC	3,827,592	30,279,717

		43,930,165

Construction & Engineering – 0.8%
Bouygues SA	845,500	27,970,307

Electrical Equipment – 0.9%
Furukawa Electric Co., Ltd.	2,629,000	7,160,061
Mitsubishi Electric Corp.	476,000	4,216,340
Sumitomo Electric Industries Ltd.	1,686,300	19,804,562

		31,180,963

Industrial Conglomerates – 0.6%
Keppel Corp., Ltd.	3,733,400	21,893,604

Machinery – 0.3%
FANUC Corp.	61,800	8,512,694
Komatsu Ltd.	189,100	4,077,006

		12,589,700

Professional Services – 3.7%
Capita Group PLC (The)	7,248,200	79,387,226
Experian PLC	2,260,500	25,375,596
Intertek Group PLC	498,276	14,330,765
Randstad Holding NV	424,800	13,542,912

		132,636,499

Road & Rail – 1.1%
DSV A/S	859,188	15,458,803
East Japan Railway Co.	76,900	4,662,186
Nippon Express Co., Ltd.	4,155,000	17,723,083

		37,844,072

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.9%
Mitsubishi Corp.	1,196,000	$24,350,108
Mitsui & Co., Ltd.	682,500	9,886,194

		34,236,302

		428,643,540

Consumer Staples – 11.4%
Beverages – 2.4%
Anheuser-Busch InBev NV	1,260,980	66,931,716
Asahi Group Holdings Ltd.	898,400	19,036,522

		85,968,238

Food & Staples Retailing – 4.7%
Delhaize Group SA	226,868	13,262,510
Jeronimo Martins SGPS SA	558,900	8,728,001
Koninklijke Ahold NV	1,682,700	19,788,845
Olam International Ltd.	32,414,273	55,235,814
Sugi Holdings Co., Ltd.	423,700	11,906,310
Tesco PLC	10,034,578	58,778,296

		167,699,776

Tobacco – 4.3%
British American Tobacco PLC	1,758,813	74,266,416
Imperial Tobacco Group PLC	747,400	25,222,952
Japan Tobacco, Inc.	11,854	55,447,754

		154,937,122

		408,605,136

Materials – 11.3%
Chemicals – 5.5%
Agrium, Inc. (Toronto)	125,417	8,347,968
Air Water, Inc.	419,000	5,178,996
DIC Corp.	2,551,000	4,634,133
Incitec Pivot Ltd.	337,316	1,045,101
Israel Chemicals Ltd.	4,374,893	49,822,567
K&S AG	1,101,700	57,672,980
Koninklijke DSM NV	318,604	13,852,447
Mitsubishi Gas Chemical Co., Inc.	1,508,000	9,257,615
Potash Corp. of Saskatchewan, Inc.	1,053,143	45,516,840

		195,328,647

Metals & Mining – 5.8%
Agnico-Eagle Mines Ltd.	295,785	17,605,123
BHP Billiton PLC	306,000	8,174,461
JFE Holdings, Inc.	1,313,000	26,504,525
New Gold, Inc.(a)	803,600	8,297,502
Newcrest Mining Ltd.	1,354,300	44,639,281
OneSteel Ltd.	8,092,518	9,483,922
Rio Tinto PLC	1,346,600	59,719,198

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	17

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

ThyssenKrupp AG	648,700	$15,939,460
Xstrata PLC	1,526,478	19,275,886

		209,639,358

		404,968,005

Energy – 10.0%
Energy Equipment & Services – 2.9%
AMEC PLC	2,159,797	27,252,042
Petrofac Ltd.	2,571,179	47,560,031
Saipem SpA	358,540	12,583,808
Technip SA	209,060	16,749,254

		104,145,135

Oil, Gas & Consumable Fuels – 7.1%
Afren PLC(a)	13,604,299	17,066,811
BG Group PLC	1,420,300	27,182,577
BP PLC	11,117,850	66,659,041
ENI SpA	1,356,340	23,861,708
JX Holdings, Inc.	2,947,700	16,544,509
Nexen, Inc. (Toronto)	1,220,088	18,978,371
OMV AG	451,700	13,445,505
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	2,274,674	70,144,645

		253,883,167

		358,028,302

Health Care – 6.2%
Health Care Equipment & Supplies – 0.1%
Cochlear Ltd.	74,400	3,298,126

Pharmaceuticals – 6.1%
AstraZeneca PLC	1,405,200	62,362,021
GlaxoSmithKline PLC	1,412,700	29,151,189
Novartis AG	869,080	48,548,262
Novo Nordisk A/S – Class B	182,960	18,247,361
Otsuka Holdings Co., Ltd.	217,500	5,958,677
Roche Holding AG	210,700	34,030,586
Sanofi	339,000	22,298,318

		220,596,414

		223,894,540

Telecommunication Services – 5.0%
Diversified Telecommunication Services – 3.9%
Nippon Telegraph & Telephone Corp.	1,042,400	49,939,438
Telecom Corp. of New Zealand Ltd.	4,625,844	9,099,310
Telecom Italia SpA (ordinary shares)	19,758,900	21,468,223
Telecom Italia SpA (savings shares)	11,715,800	11,393,949
Telenor ASA	903,600	13,936,418
Telstra Corp. Ltd.	6,384,100	19,013,291
Vivendi SA	676,110	13,765,539

		138,616,168

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 1.1%
Vodafone Group PLC	15,609,700	$40,230,555

		178,846,723

Information Technology – 4.6%
Computers & Peripherals – 1.5%
Fujitsu Ltd.	4,227,000	19,933,884
Logitech International SA(a)	2,446,247	18,835,581
Toshiba Corp.	4,117,000	16,795,080

		55,564,545

Internet Software & Services – 0.8%
Kakaku.com, Inc.	234,800	9,638,081
Telecity Group PLC(a)	2,224,117	19,189,283

		28,827,364

Office Electronics – 0.3%
Konica Minolta Holdings, Inc.	1,635,500	11,214,153

Semiconductors & Semiconductor Equipment – 0.1%
Sumco Corp.(a)	188,800	1,763,114

Software – 1.9%
Aveva Group PLC	175,459	3,824,948
Nintendo Co., Ltd.	45,400	6,670,964
SAP AG	923,500	46,989,735
Temenos Group AG(a)	879,635	11,879,495

		69,365,142

		166,734,318

Utilities – 2.4%
Electric Utilities – 1.3%
E.ON AG	1,473,900	31,977,796
EDP–Energias de Portugal SA	4,483,900	13,810,348

		45,788,144

Gas Utilities – 1.1%
Gas Natural SDG SA	1,908,800	32,459,323
Tokyo Gas Co., Ltd.	1,854,000	8,611,487

		41,070,810

		86,858,954

Total Common Stocks (cost $4,036,653,327)		3,493,931,094

RIGHTS – 0.0%
Financials – 0.0%
Commercial Banks – 0.0%
Banco Bilbao Vizcaya Argentaria SA, expiring 10/20/11(a) (cost $269,331)	1,785,500	263,134

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	19

Tax-Managed International Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.7%
Repurchase Agreements – 2.7%
State Street Bank & Trust Co. 0.01%, dated 9/30/11 due 10/03/11 in the amount of $97,589,917 (collateralized by $99,485,000 Federal Home Loan Mortgage Corp., 0.78%, due 9/08/14, value $99,542,403) (cost $97,589,836)	$97,590	$97,589,836

Total Investments – 100.0% (cost $4,134,512,494)		3,591,784,064
Other assets less liabilities – 0.0%		(853,616)

Net Assets – 100.0%		$3,590,930,448

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	1,163	December 2011	$32,016,469	$33,593,263	$1,576,794
FTSE 100 Index Futures	135	December 2011	10,954,751	10,716,474	(238,277)
Topix Index Futures	117	December 2011	11,226,207	11,490,665	264,458

					$1,602,975

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Great British Pound settling 10/14/11	35,916	$56,639,532	$56,001,873	$(637,659)
BNP Paribas SA:
Swiss Franc settling 10/14/11	129,977	159,230,901	143,426,215	(15,804,686)
Canadian Imperial Bank of Commerce:
Swiss Franc settling 10/14/11	31,996	38,142,923	35,306,748	(2,836,175)
Citibank NA:
Canadian Dollar settling 10/14/11	18,198	18,407,105	17,361,458	(1,045,647)
Great British Pound settling 10/14/11	167,715	271,434,988	261,508,913	(9,926,075)
Japanese Yen settling 10/14/11	2,399,074	31,283,198	31,108,507	(174,691)
Japanese Yen settling 1/13/12	1,845,994	24,107,699	23,970,776	(136,923)
New Zealand Dollar settling 10/14/11	120,596	97,112,341	91,871,720	(5,240,621)
Credit Suisse London Branch (GFX):
Euro settling 10/14/11	36,866	52,228,062	49,387,530	(2,840,532)
Deutsche Bank AG London:
Euro settling 10/14/11	63,972	91,436,459	85,700,079	(5,736,380)
Great British Pound settling 10/14/11	43,385	70,475,896	67,647,880	(2,828,016)
Japanese Yen settling 10/14/11	3,937,707	50,131,219	51,059,778	928,559
HSBC BankUSA:
Swedish Krona settling 10/14/11	1,482,179	232,128,535	215,906,301	(16,222,234)

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts (continued)
Royal Bank of Canada:
Canadian Dollar settling 10/14/11	14,435	$14,058,239	$13,771,439	$(286,800)
Norwegian Krone settling 1/13/12	90,977	15,994,269	15,423,778	(570,491)
Swedish Krona settling 1/13/12	278,760	41,428,508	40,439,325	(989,183)
Swiss Franc settling 1/13/12	15,278	17,114,947	16,893,222	(221,725)
Royal Bank of Scotland PLC:
Canadian Dollar settling 10/14/11	10,595	10,679,905	10,107,959	(571,946)
Canadian Dollar settling 10/14/11	14,316	14,429,706	13,657,909	(771,797)
Societe Generale:
Swiss Franc settling 10/14/11	115,396	135,648,820	127,336,961	(8,311,859)
Standard Chartered Bank:
Euro settling 10/14/11	21,894	31,511,224	29,330,293	(2,180,931)
Japanese Yen settling 10/14/11	7,089,989	92,596,077	91,935,043	(661,034)
Japanese Yen settling 1/13/12	5,993,206	78,085,340	77,823,544	(261,796)
UBS AG:
Norwegian Krone settling 10/14/11	1,294,098	237,257,627	220,347,980	(16,909,647)
Westpac Banking Corp.:
Australian Dollar settling 10/14/11	172,459	181,714,874	166,700,361	(15,014,513)
Australian Dollar settling 1/13/12	29,419	29,743,492	28,137,413	(1,606,079)
Japanese Yen settling 10/14/11	2,477,234	32,132,226	32,121,998	(10,228)
New Zealand Dollar settling 10/14/11	34,489	29,867,474	26,274,203	(3,593,271)

Sale Contracts
Bank of America NA:
Euro settling 1/13/12	82,631	113,220,996	110,668,266	2,552,730
Barclays Bank PLC Wholesale:
Canadian Dollar settling 10/14/11	181,641	187,623,371	173,291,161	14,332,210
Canadian Dollar settling 10/14/11	10,385	10,563,201	9,907,612	655,589
Great British Pound settling 10/14/11	23,721	37,945,060	36,986,869	958,191
Great British Pound settling 1/13/12	32,736	53,084,370	50,999,607	2,084,763
New Zealand Dollar settling 10/14/11	8,898	7,319,406	6,778,621	540,785
BNP Paribas SA:
Euro settling 10/14/11	78,246	112,246,234	104,822,240	7,423,994
New Zealand Dollar settling 10/14/11	40,341	32,816,556	30,732,338	2,084,218
Citibank NA:
Australian Dollar settling 10/14/11	18,500	19,550,763	17,882,260	1,668,503
Euro settling 10/14/11	63,972	91,288,364	85,700,079	5,588,285
Credit Suisse London Branch (GFX):
Norwegian Krone settling 10/14/11	323,297	59,140,416	55,048,258	4,092,158
Swiss Franc settling 10/14/11	110,075	145,599,926	121,464,879	24,135,047
Deutsche Bank AG London:
Norwegian Krone settling 10/14/11	367,251	66,109,411	62,532,371	3,577,040
HSBC BankUSA:
Australian Dollar settling 10/14/11	25,026	26,063,578	24,190,348	1,873,230
Great British Pound settling 10/14/11	369,307	590,747,170	575,840,396	14,906,774
Swiss Franc settling 10/14/11	28,931	32,978,821	31,924,601	1,054,220
Morgan Stanley and Co.Inc:
Australian Dollar settling 10/14/11	51,146	52,022,131	49,438,166	2,583,965
Royal Bank of Canada:
Euro settling 1/13/12	37,260	50,781,281	49,902,574	878,707
Norwegian Krone settling 10/14/11	63,893	11,708,019	10,879,156	828,863
Royal Bank of Scotland PLC:
Japanese Yen settling 10/14/11	15,904,004	196,752,593	206,225,326	(9,472,733)
Swedish Krona settling 10/14/11	841,037	127,497,654	122,512,320	4,985,334
UBS AG:
Swiss Franc settling 10/14/11	25,537	33,453,855	28,179,411	5,274,444
Westpac Banking Corp.:
Australian Dollar settling 10/14/11	57,342	56,348,263	55,427,273	920,990

				$(20,935,073)

(a)	Non-income producing security.

Glossary:

REG – Registered Shares

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	21

Tax-Managed International Portfolio—Portfolio of Investments

INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 19.3%
Capital Markets – 1.0%
Deutsche Bank AG	193,300	$6,698,096
Macquarie Group Ltd.	117,600	2,543,210
UBS AG(a)	533,473	6,102,164

		15,343,470

Commercial Banks – 9.6%
Australia & New Zealand Banking Group Ltd.	212,100	3,936,828
Banco Bilbao Vizcaya Argentaria SA	749,900	6,208,912
Banco Santander SA	721,700	5,900,541
Barclays PLC	3,475,099	8,522,184
BNP Paribas SA	364,539	14,371,078
HSBC Holdings PLC	2,960,900	22,678,409
Intesa Sanpaolo SpA	2,321,420	3,640,547
KBC Groep NV	282,400	6,515,200
Lloyds Banking Group PLC(a)	17,813,600	9,563,290
Mitsubishi UFJ Financial Group, Inc.	799,500	3,669,428
National Australia Bank Ltd.	742,121	15,763,648
National Bank of Canada	110,600	7,376,500
Societe Generale SA	492,939	12,904,046
Standard Chartered PLC	737,623	14,716,298
Sumitomo Mitsui Financial Group, Inc.	334,700	9,430,362

		145,197,271

Diversified Financial Services – 1.6%
IG Group Holdings PLC	1,567,082	10,860,037
ING Groep NV(a)	1,035,300	7,302,854
ORIX Corp.	77,290	6,066,291

		24,229,182

Insurance – 5.2%
Admiral Group PLC	816,180	16,010,730
Aegon NV(a)	1,510,400	6,122,221
AIA Group Ltd.	3,637,400	10,347,091
Allianz SE	157,200	14,734,229
Aviva PLC	1,842,400	8,664,574
Industrial Alliance Insurance & Financial Services, Inc.	40,746	1,203,833
Muenchener Rueckversicherungs AG	101,900	12,655,643
Prudential PLC	933,600	8,017,793

		77,756,114

Real Estate Investment Trusts (REITs) – 0.0%
British Land Co. PLC	77,007	567,223

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 1.9%
Hang Lung Group Ltd.	1,121,800	$5,723,077
Hang Lung Properties Ltd.	4,857,000	14,605,547
Mitsui Fudosan Co., Ltd.	269,000	4,249,444
New World Development Ltd.	3,477,000	3,329,034

		27,907,102

		291,000,362

Consumer Discretionary – 15.5%
Auto Components – 2.1%
Bridgestone Corp.	393,000	8,917,038
Faurecia	81,666	1,739,525
GKN PLC	2,803,400	7,611,893
Magna International, Inc. – Class A	222,700	7,363,828
NGK Spark Plug Co., Ltd.	323,000	4,389,705
Sumitomo Rubber Industries Ltd.	264,200	3,378,172

		33,400,161

Automobiles – 3.5%
Bayerische Motoren Werke AG	86,500	5,714,294
Mazda Motor Corp.(a)	2,482,000	5,020,461
Nissan Motor Co., Ltd.	1,336,300	11,823,632
Renault SA	286,500	9,489,868
Toyota Motor Corp.	444,700	15,243,943
Volkswagen AG (Preference Shares)	45,200	5,964,969

		53,257,167

Distributors – 1.7%
Inchcape PLC	441,100	1,905,231
Li & Fung Ltd.	14,516,000	24,331,058

		26,236,289

Hotels, Restaurants & Leisure – 0.8%
Shangri-La Asia Ltd.	6,095,666	11,638,993

Household Durables – 1.4%
Sharp Corp./Japan	1,673,000	14,055,217
Sony Corp.	382,800	7,327,545

		21,382,762

Internet & Catalog Retail – 1.0%
Rakuten, Inc.	12,429	14,480,352

Media – 0.3%
Informa PLC	843,800	4,282,377

Multiline Retail – 0.7%
Don Quijote Co., Ltd.	279,200	9,967,615

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	23

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 3.6%
Esprit Holdings Ltd.	1,479,084	$1,800,685
Fast Retailing Co., Ltd.	120,500	21,581,192
Hennes & Mauritz AB – Class B	843,683	25,261,416
Nitori Holdings Co., Ltd.	50,100	5,043,033

		53,686,326

Textiles, Apparel & Luxury Goods – 0.4%
Cie Financiere Richemont SA	57,406	2,557,169
LVMH Moet Hennessy Louis Vuitton SA	22,200	2,930,408

		5,487,577

		233,819,619

Industrials – 11.8%
Aerospace & Defense – 0.3%
BAE Systems PLC	994,100	4,105,795

Air Freight & Logistics – 0.7%
Kuehne & Nagel International AG	95,185	10,682,888

Airlines – 0.5%
Deutsche Lufthansa (REG)	593,400	7,692,997

Building Products – 0.9%
Asahi Glass Co., Ltd.	1,438,000	14,039,514

Commercial Services & Supplies – 1.2%
Aggreko PLC	172,792	4,348,152
Edenred	67,725	1,613,398
Serco Group PLC	1,607,599	12,717,563

		18,679,113

Construction & Engineering – 0.8%
Bouygues SA	360,900	11,939,070

Electrical Equipment – 0.9%
Furukawa Electric Co., Ltd.	1,138,000	3,099,334
Mitsubishi Electric Corp.	203,000	1,798,145
Sumitomo Electric Industries Ltd.	731,100	8,586,323

		13,483,802

Industrial Conglomerates – 0.6%
Keppel Corp., Ltd.	1,566,600	9,186,939

Machinery – 0.4%
FANUC Corp.	25,900	3,567,618
Komatsu Ltd.	79,400	1,711,868

		5,279,486

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Professional Services – 3.7%
Capita Group PLC (The)	3,044,200	$33,342,153
Experian PLC	949,400	10,657,638
Intertek Group PLC	209,280	6,019,039
Randstad Holding NV	178,300	5,684,325

		55,703,155

Road & Rail – 0.8%
DSV A/S	360,848	6,492,500
East Japan Railway Co.	32,300	1,958,240
Nippon Express Co., Ltd.	919,000	3,919,979

		12,370,719

Trading Companies & Distributors – 1.0%
Mitsubishi Corp.	494,100	10,059,690
Mitsui & Co., Ltd.	295,700	4,283,293

		14,342,983

		177,506,461

Consumer Staples – 11.5%
Beverages – 2.4%
Anheuser-Busch InBev NV	529,616	28,111,554
Asahi Group Holdings Ltd.	397,900	8,431,247

		36,542,801

Food & Staples Retailing – 4.8%
Delhaize Group SA	97,380	5,692,752
Jeronimo Martins SGPS SA	234,000	3,654,235
Koninklijke Ahold NV	776,100	9,127,071
Olam International Ltd.	13,909,746	23,703,020
Sugi Holdings Co., Ltd.	181,400	5,097,486
Tesco PLC	4,219,907	24,718,423

		71,992,987

Tobacco – 4.3%
British American Tobacco PLC	738,745	31,193,733
Imperial Tobacco Group PLC	319,300	10,775,607
Japan Tobacco, Inc.	4,977	23,280,198

		65,249,538

		173,785,326

Materials – 11.0%
Chemicals – 5.3%
Agrium, Inc. (Toronto)	53,300	3,547,738
Air Water, Inc.	182,000	2,249,588
Incitec Pivot Ltd.	149,943	464,566
Israel Chemicals Ltd.	1,742,190	19,840,572
K&S AG	454,900	23,813,596
Koninklijke DSM NV	124,374	5,407,604
Mitsubishi Gas Chemical Co., Inc.	601,000	3,689,540
Potash Corp. of Saskatchewan, Inc.	443,147	19,152,813

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	25

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Ube Industries Ltd./Japan	533,000	$1,771,290

		79,937,307

Metals & Mining – 5.7%
Agnico-Eagle Mines Ltd.	124,833	7,430,060
BHP Billiton PLC	128,700	3,438,082
JFE Holdings, Inc.	517,200	10,440,320
New Gold, Inc.(a)	333,100	3,439,395
Newcrest Mining Ltd.	567,600	18,708,747
OneSteel Ltd.	1,183,200	1,386,636
Rio Tinto PLC	580,400	25,739,657
ThyssenKrupp AG	280,600	6,894,732
Xstrata PLC	641,953	8,106,382

		85,584,011

		165,521,318

Energy – 9.8%
Energy Equipment & Services – 2.9%
AMEC PLC	907,614	11,452,157
Petrofac Ltd.	1,080,693	19,989,971
Saipem SpA	150,780	5,291,980
Technip SA	87,920	7,043,884

		43,777,992

Oil, Gas & Consumable Fuels – 6.9%
Afren PLC(a)	5,824,181	7,306,528
BG Group PLC	602,600	11,532,930
BP PLC	4,675,460	28,032,550
ENI SpA	654,500	11,514,434
JX Holdings, Inc.	1,244,300	6,983,863
Nexen, Inc. (Toronto)	703,819	10,947,848
OMV AG	179,000	5,328,194
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	738,123	22,761,669

		104,408,016

		148,186,008

Health Care – 6.2%
Health Care Equipment & Supplies – 0.1%
Cochlear Ltd.	32,300	1,431,848

Pharmaceuticals – 6.1%
AstraZeneca PLC	596,900	26,490,101
GlaxoSmithKline PLC	596,700	12,312,957
Novartis AG	340,470	19,019,224
Novo Nordisk A/S – Class B	76,940	7,673,546
Otsuka Holdings Co., Ltd.	91,500	2,506,754
Roche Holding AG	89,500	14,455,327
Sanofi	147,018	9,670,366

		92,128,275

		93,560,123

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 5.1%
Diversified Telecommunication Services – 3.9%
Nippon Telegraph & Telephone Corp.	383,500	$18,372,769
Telecom Corp. of New Zealand Ltd.	2,393,013	4,707,199
Telecom Italia SpA (ordinary shares)	8,540,400	9,279,222
Telecom Italia SpA (savings shares)	4,669,900	4,541,611
Telenor ASA	386,000	5,953,361
Telstra Corp. Ltd.	3,452,700	10,282,920
Vivendi SA	288,150	5,866,708

		59,003,790

Wireless Telecommunication Services – 1.2%
Vodafone Group PLC	6,624,925	17,074,281

		76,078,071

Information Technology – 4.7%
Computers & Peripherals – 1.6%
Fujitsu Ltd.	1,834,000	8,648,863
Logitech International SA(a)	1,027,377	7,910,584
Toshiba Corp.	1,789,000	7,298,129

		23,857,576

Internet Software & Services – 0.8%
Kakaku.com, Inc.	98,600	4,047,337
Telecity Group PLC(a)	934,158	8,059,748

		12,107,085

Office Electronics – 0.3%
Konica Minolta Holdings, Inc.	785,000	5,382,519

Semiconductors & Semiconductor Equipment – 0.1%
Sumco Corp.(a)	81,900	764,826

Software – 1.9%
Aveva Group PLC	77,397	1,687,229
Nintendo Co., Ltd.	19,200	2,821,201
SAP AG	388,700	19,777,921
Temenos Group AG(a)	369,450	4,989,432

		29,275,783

		71,387,789

Utilities – 2.3%
Electric Utilities – 1.2%
E.ON AG	630,200	13,672,845
EDP – Energias de Portugal SA	1,425,500	4,390,520

		18,063,365

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	27

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Gas Utilities – 1.1%
Gas Natural SDG SA	801,000	$13,621,080
Tokyo Gas Co., Ltd.	546,000	2,536,069

		16,157,149

		34,220,514

Total Common Stocks (cost $1,708,885,944)		1,465,065,591

RIGHTS – 0.0%
Financials – 0.0%
Commercial Banks – 0.0%
Banco Bilbao Vizcaya Argentaria SA, expiring 10/20/11(a) (cost $113,118)	749,900	110,515

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 2.8%
Repurchase Agreements – 2.8%
State Street Bank & Trust Co. 0.01%, dated 9/30/11 due 10/03/11 in the amount of $42,075,661 (collateralized by $42,895,000 Federal Home Loan Mortgage Corp., 0.78%, due 9/08/14, value $42,919,750) (cost $42,075,626)	$42,076	42,075,626

Total Investments – 100.0% (cost $1,751,074,688)		1,507,251,732
Other assets less liabilities – 0.0%		614,218

Net Assets – 100.0%		$1,507,865,950

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	489	December 2011	$13,460,869	$14,124,768	$663,899
FTSE 100 Index Futures	57	December 2011	4,624,874	4,524,734	(100,140)
Topix Index Futures	49	December 2011	4,701,533	4,812,330	110,797

					$674,556

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Great British Pound settling 12/15/11	15,038	$23,702,143	$23,434,025	$(268,118)
Norwegian Krone settling 12/15/11	229,406	42,414,768	38,943,781	(3,470,987)
BNP Paribas SA:
Australian Dollar settling 12/15/11	31,599	33,223,505	30,316,384	(2,907,121)
Citibank N.A:
Japanese Yen settling 12/15/11	800,714	10,451,142	10,392,248	(58,894)
Japanese Yen settling 12/15/11	1,315,576	17,171,256	17,074,493	(96,763)
HSBC BankUSA:
Swedish Krona settling 12/15/11	272,047	42,427,791	39,509,747	(2,918,044)
Royal Bank of Canada:
Canadian Dollar settling 12/15/11	4,216	4,077,713	4,016,924	(60,789)
Norwegian Krone settling 12/15/11	34,613	6,091,264	5,875,875	(215,389)
Swedish Krona settling 12/15/11	104,381	15,527,803	15,159,391	(368,412)
Swiss Franc settling 12/15/11	7,399	8,282,540	8,175,088	(107,452)
Royal Bank of Scotland PLC:
Canadian Dollar settling 12/15/11	5,859	5,898,401	5,582,343	(316,058)
Canadian Dollar settling 12/15/11	8,882	8,942,811	8,462,599	(480,212)
Standard Chartered Bank:
Japanese Yen settling 12/15/11	2,483,318	32,339,080	32,230,297	(108,783)
Westpac Banking Corporation:
Australian Dollar settling 12/15/11	7,268	7,368,807	6,972,989	(395,818)
New Zealand Dollar settling 12/15/11	47,608	39,512,497	36,110,326	(3,402,171)
Swiss Franc settling 12/15/11	60,364	69,786,585	66,695,640	(3,090,945)

Sale Contracts
Bank of America N.A:
Euro settling 12/15/11	37,043	50,760,023	49,612,055	1,147,968
Barclays Bank PLC Wholesale:
Canadian Dollar settling 12/15/11	8,283	8,414,519	7,891,884	522,635
Great British Pound settling 12/15/11	12,770	20,714,345	19,899,755	814,590
Japanese Yen settling 12/15/11	936,813	12,128,879	12,158,634	(29,755)
New Zealand Dollar settling 12/15/11	4,115	3,369,938	3,121,198	248,740

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	29

International Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
BNP Paribas SA:
Great British Pound settling 12/15/11	76,711	$122,660,889	$119,540,336	$3,120,553
HSBC BankUSA:
Swiss Franc settling 12/15/11	13,154	15,023,528	14,533,736	489,792
Morgan Stanley and Co., Inc.:
Great British Pound settling 12/15/11	4,009	6,493,979	6,247,308	246,671
Japanese Yen settling 12/15/11	378,763	4,923,668	4,915,860	7,808
Royal Bank of Canada:
Euro settling 12/15/11	12,574	17,137,859	16,840,482	297,377
Standard Chartered Bank:
Canadian Dollar settling 12/15/11	70,804	71,698,438	67,460,695	4,237,743
Westpac Banking Corporation:
Australian Dollar settling 12/15/11	18,567	18,110,624	17,813,358	297,266

				$(6,864,568)

(a)	Non-income producing security.

Glossary:

REG	– Registered Shares

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2011

	Tax-Managed International Portfolio	International Portfolio
Assets
Investments in securities, at value	$3,591,784,064	$1,507,251,732
Foreign currencies, at value(a)	40,712,972	13,781,432
Cash in bank(b)	5,075,892	2,135,041
Receivables:
Dividends and interest	12,708,310	5,241,294
Investment securities sold	22,080,569	9,599,745
Foreign withholding tax reclaims	15,799,156	5,766,405
Capital shares sold	5,854,672	3,460,316
Unrealized appreciation of forward currency exchange contracts	103,928,599	11,431,143

Total assets	3,797,944,234	1,558,667,108

Liabilities
Due to custodian	70,863	– 0	–
Payables:
Investment securities purchased and foreign currency transactions	75,155,797	27,264,376
Management fee	2,727,790	1,175,998
Capital shares redeemed	2,089,719	3,129,412
Margin owed to broker on futures contracts	1,002,909	421,780
Shareholder servicing fee	781,121	325,133
Transfer Agent fee	24,606	17,261
Distribution fee	1,378	6,075
Accrued expenses	295,931	165,412
Unrealized depreciation of forward currency exchange contracts	124,863,672	18,295,711

Total liabilities	207,013,786	50,801,158

Net Assets	$3,590,930,448	$1,507,865,950

Cost of investments	$4,134,512,494	$1,751,074,688

Net Assets Consist of:
Capital stock, at par	$288,226	$121,967
Additional paid-in capital	6,140,840,930	2,819,832,537
Undistributed net investment income	78,069,970	25,760,162
Accumulated net realized loss on investment and foreign currency transactions	(2,068,566,913)	(1,088,540,705)
Net unrealized depreciation of:
Investments and futures transactions	(541,125,455)	(243,148,400)
Foreign currency denominated assets and liabilities	(18,576,310)	(6,159,611)

	$3,590,930,448	$1,507,865,950

(a)	Cost:$13,893,472 and $40,866,890, respectively. (Note 1)
(b)	Amounts of $2,135,041 and $5,075,892 have been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2011.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	31

Statement of Assets & Liabilities

	Tax-Managed International Portfolio	International Portfolio
Calculation of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets	$3,587,820,074
Shares of capital stock outstanding	287,971,692

Net asset value, offering and redemption price per share	$12.46

International Class Shares
Net Assets		$1,495,894,207
Shares of capital stock outstanding		120,987,847

Net asset value, offering and redemption price per share		$12.36

Class A Shares
Net Assets	$2,195,674	$7,201,694
Shares of capital stock outstanding	178,709	586,521

Net asset value and redemption price per share	$12.29	$12.28
Sales charge – 4.25% of public offering price	0.55	0.55

Maximum offering price	$12.84	$12.83

Class B Shares
Net Assets	$138,747	$812,645
Shares of capital stock outstanding	11,451	66,953

Net asset value and offering price per share	$12.12	$12.14

Class C Shares
Net Assets	$775,953	$3,957,404
Shares of capital stock outstanding	63,961	325,273

Net asset value and offering price per share	$12.13	$12.17

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2011

	Tax-Managed International Portfolio	International Portfolio
Investment Income
Income:
Interest	$230,885	$102,197
Dividends (net of foreign withholding taxes of $9,867,979 and $4,230,160, respectively)	126,315,887	54,445,667

Total income	126,546,772	54,547,864

Expenses:
Management fee (see Note 2A)	40,498,930	18,035,661
Shareholder servicing fee (see Note 2B)	11,785,124	5,039,884
Custodian fee	544,123	365,243
Transfer Agent fee – Non-Retail Class	216,596	150,414
Transfer Agent fee – Class A	14,161	24,020
Transfer Agent fee – Class B	1,002	4,238
Transfer Agent fee – Class C	5,559	17,116
Distribution fees – Class A	9,398	29,946
Distribution fees – Class B	2,009	13,092
Distribution fees – Class C	12,331	63,621
Registration fees	157,286	128,771
Directors’ fees and expenses	148,938	64,749
Printing fees	52,994	63,677
Auditing and tax fees	93,960	57,973
Legal fees	50,225	41,086
Miscellaneous	163,151	91,626

Total expenses	53,755,787	24,191,117

Net investment income	72,790,985	30,356,747

Realized and Unrealized Gain (loss) On Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	95,607,053	73,705,616
Futures transactions	(9,756,820)	(709,820)
Foreign currency transactions	32,414,966	3,646,612

Net realized gain on investment and foreign currency transactions	118,265,199	76,642,408

Net change in unrealized appreciation/depreciation of:
Investments	(832,653,890)	(383,534,221)
Futures transactions	1,874,015	552,592
Foreign currency denominated assets and liabilities	(59,500,149)	(13,239,780)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(890,280,024)	(396,221,409)

Net realized and unrealized loss on investment and foreign currency transactions	(772,014,825)	(319,579,001)

Net decrease in net assets resulting from operations	$(699,223,840)	$(289,222,254)

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	33

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Tax-Managed International Portfolio
Year Ended September 30, 2011	Year Ended September 30, 2010
Increase (Decrease) in Net Assets from Operations:
Net investment income	$72,790,985	$76,394,484
Net realized gain on investment and foreign currency transactions	118,265,199	13,028,434
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(890,280,024)	(12,184,305)
Contributions from Adviser (see Note 2A)	– 0	–	395,945

Net increase (decrease) in net assets resulting from operations	(699,223,840)	77,634,558

Dividends to shareholders:
Dividends from net investment income
Tax-Managed International Class Shares	(82,805,988)	(97,072,129)
Class A	(35,099)	(42,785)
Class B	(888)	(2,235)
Class C	(7,081)	(10,522)

Total dividends to shareholders	(82,849,056)	(97,127,671)

Capital-share transactions:
Net proceeds from sales of shares	704,153,347	714,037,943
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	7,454,435	10,556,772

Total proceeds from shares sold	711,607,782	724,594,715
Cost of shares redeemed	(1,189,748,184)	(1,146,844,453)

Net decrease in net assets from capital-share transactions	(478,140,402)	(422,249,738)

Net decrease in net assets	(1,260,213,298)	(441,742,851)
Net Assets:
Beginning of period	4,851,143,746	5,292,886,597

End of period(a)	$3,590,930,448	$4,851,143,746

(a) Includes undistributed net investment income of:	$78,069,970	$77,627,734

See notes to financial statements.

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Changes in Net Assets

	International Portfolio
	Year Ended September 30, 2011	Year Ended September 30, 2010
Increase (Decrease) in Net Assets from Operations:
Net investment income	$30,356,747	$32,920,453
Net realized gain on investment and foreign currency transactions	76,642,408	4,328,463
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(396,221,409)	707,683

Net increase (decrease) in net assets resulting from operations	(289,222,254)	37,956,599

Dividends to shareholders:
Dividends from net investment income
International Class Shares	(35,969,878)	(44,034,121)
Class A	(137,099)	(258,154)
Class B	(7,363)	(13,595)
Class C	(38,914)	(74,119)

Total dividends to shareholders	(36,153,254)	(44,379,989)

Capital-share transactions:
Net proceeds from sales of shares	347,893,829	308,743,345
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	5,328,205	7,306,952

Total proceeds from shares sold	353,222,034	316,050,297
Cost of shares redeemed	(614,722,644)	(611,764,450)

Net decrease in net assets from capital-share transactions	(261,500,610)	(295,714,153)

Net decrease in net assets	(586,876,118)	(302,137,543)
Net Assets:
Beginning of period	2,094,742,068	2,396,879,611

End of period(a)	$1,507,865,950	$2,094,742,068

(a) Includes undistributed net investment income of:	$25,760,162	$29,639,929

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	35

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2011

NOTE 1.

Organization and Significant Accounting Policies

The shares of AllianceBernstein Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AllianceBernstein International Retail Class shares”. These financial statements include only the retail classes of the Tax-Managed International and International Portfolios. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the “Adviser” may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	37

Notes to Financial Statements

Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2011:

Tax-Managed International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$42,611,326		$645,006,708		$	– 0	–	$687,618,034
Consumer Discretionary	12,740,381		536,993,161			– 0	–	549,733,542
Industrials	– 0	–	428,643,540			– 0	–	428,643,540
Consumer Staples	– 0	–	408,605,136			– 0	–	408,605,136
Materials	79,767,433		325,200,572			– 0	–	404,968,005
Energy	18,978,371		339,049,931			– 0	–	358,028,302
Health Care	– 0	–	223,894,540			– 0	–	223,894,540
Telecommunication Services	– 0	–	178,846,723			– 0	–	178,846,723
Information Technology	– 0	–	166,734,318			– 0	–	166,734,318
Utilities	– 0	–	86,858,954			– 0	–	86,858,954
Rights	263,134		– 0	–		– 0	–	263,134
Short-Term Investments	– 0	–	97,589,836			– 0	–	97,589,836

Total Investments in Securities	154,360,645		3,437,423,419	+		– 0	–	3,591,784,064
Other Financial Instruments*:
Assets:
Futures Contracts	1,841,252		– 0	–		– 0	–	1,841,252	#
Forward Currency Exchange Contracts	– 0	–	103,928,599			– 0	–	103,928,599
Liabilities:
Futures Contracts	(238,277)		– 0	–		– 0	–	(238,277	)#
Forward Currency Exchange Contracts	– 0	–	(124,863,672)			– 0	–	(124,863,672)

Total	$155,963,620		$3,416,488,346		$	– 0	–	$3,572,451,966

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$18,458,673		$272,541,689		$	– 0	–	$291,000,362
Consumer Discretionary	7,363,828		226,455,791			– 0	–	233,819,619
Industrials	– 0	–	177,506,461			– 0	–	177,506,461
Consumer Staples	– 0	–	173,785,326			– 0	–	173,785,326
Materials	33,570,006		131,951,312			– 0	–	165,521,318
Energy	10,947,848		137,238,160			– 0	–	148,186,008
Health Care	– 0	–	93,560,123			– 0	–	93,560,123
Telecommunication Services	– 0	–	76,078,071			– 0	–	76,078,071
Information Technology	– 0	–	71,387,789			– 0	–	71,387,789
Utilities	– 0	–	34,220,514			– 0	–	34,220,514
Rights	110,515		– 0	–		– 0	–	110,515
Short-Term Investments	– 0	–	42,075,626			– 0	–	42,075,626

Total Investments in Securities	70,450,870		1,436,800,862	+		– 0	–	1,507,251,732
Other Financial Instruments*:
Assets:
Futures Contracts	774,696		– 0	–		– 0	–	774,696	#
Forward Currency Exchange Contracts	– 0	–	11,431,143			– 0	–	11,431,143
Liabilities:
Futures Contracts	(100,140)		– 0	–		– 0	–	(100,140	)#
Forward Currency Exchange Contracts	– 0	–	(18,295,711)			– 0	–	(18,295,711)

Total	$71,125,426		$1,429,936,294		$	– 0	–	$1,501,061,720

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	39

Notes to Financial Statements

Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2011, the Portfolios did not have any unrecognized tax benefits.

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Dividends from net investment income and distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, due to the sale of passive foreign investment companies (PFICs), contributions from the Adviser, and foreign currency gain (loss) is reflected as an adjustment to the components of capital as of September 30, 2011, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital		Increase (Decrease) to Undistributed Net Investment Income	Increase (Decrease) to Accumulated Net Realized Loss on Investment and Foreign Currency Transactions

Tax-Managed International	$(395,944)		$10,500,307	$(10,104,363)
International	– 0	–	1,916,740	(1,916,740)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	41

Notes to Financial Statements

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, ..75% of the next $2 billion, .65% of the next $2 billion and .60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolio.

During the year ended September 30, 2010, the Adviser reimbursed the Tax-Managed International Portfolio $395,945, for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $17,982 and International Portfolio, $21,151 for the year ended September 30, 2011.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is at an annual rate of .25 of 1%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Tax-Managed International and International Class Shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—AllianceBernstein International Retail Classes

The AllianceBernstein International Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Tax-Managed International	$227,387	$1,233,173
International	197,676	1,363,636

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	43

Notes to Financial Statements

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares for the year ended September 30, 2011, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class B	Class C
Tax-Managed International	$208	$	– 0	–	$261	$25
International	331		217		914	342

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2011 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC		Sanford C. Bernstein & Co., Ltd.
Tax-Managed International	$6,464,731	$–0	–	$	– 0	–
International	2,863,921	– 0	–		– 0	–

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2011, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$2,788,225,947	$	– 0	–	$3,317,441,016	$	– 0	–
International	1,215,523,967		– 0	–	1,476,848,003		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

		Gross Unrealized		Net Unrealized Depreciation
Portfolio	Cost	Appreciation	(Depreciation)
Tax-Managed International	$4,151,959,090	$167,964,176	$(728,139,202)	$(560,175,026)
International	1,788,430,770	63,889,158	(345,068,196)	(281,179,038)

B. Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. Each Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	45

Notes to Financial Statements

by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2011, the Tax-Managed International Portfolio and International Portfolio held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolios may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2011, the Tax-Managed International Portfolio and International Portfolio held forward currency exchange contracts for hedging purposes.

At September 30, 2011, the Portfolios had entered into the following derivatives:

Tax-Managed International Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$103,928,599		Unrealized depreciation of forward currency exchange contracts	$124,863,672

Equity contracts	Margin due from/owed to broker on futures contracts	1,602,975	*

Total		$105,531,574			$124,863,672

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	47

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$31,560,532	$(60,184,661)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures transactions	(9,756,820)	1,874,015

Total		$21,803,712	$(58,310,646)

For the year ended September 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $3,462,053,076. For eleven months of the year, the average monthly original value of futures contracts was $28,139,688.

International Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$11,431,143	Unrealized depreciation of forward currency exchange contracts	$18,295,711

Equity contracts			Margin due from/owed to broker on futures contracts	674,556	*

Total		$11,431,143		$18,970,267

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$4,447,539	$(13,201,511)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures transactions	(709,820)	552,592

Total		$3,737,719	$(12,648,919)

For the year ended September 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $1,373,322,049. For ten months of the year, the average monthly original value of futures contracts was $13,840,099.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	49

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 were as follows:

Tax-Managed International	2011	2010
Distributions paid from:
Ordinary income	$82,849,056	$97,127,671

Total distributions paid	$82,849,056	$97,127,671

International
Distributions paid from:
Ordinary income	$36,153,254	$44,379,989

Total distributions paid	$36,153,254	$44,379,989

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Ordinary Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation (Depreciation)(b)	Total Accumulated Earnings (Deficit)
Tax-Managed International	$80,790,955	$(2,075,014,652)	$(555,975,011)	$(2,550,198,708)
International	28,304,587	(1,060,693,758)	(279,699,385)	(1,312,088,556)

(a)

On September 30, 2011, Tax-Managed International Portfolio had a net capital loss carryforward of $2,058,676,859, of which $344,280,794 expires in the year 2017 and $1,714,396,065 expires in the year 2018. The International Portfolio had a net capital loss carryforward of $1,048,309,964 of which $137,445,488 expires in the year 2017 and $910,864,476 expires in the year 2018. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2011, the Tax-Managed International and International Portfolios deferred to October 1, 2011 post-October capital losses of $ 16,337,793 and $12,383,794, respectively. During the year ended September 30, 2011, capital loss carryforwards utilized by the Tax-Managed International and International Portfolios were $27,325,332 and $16,290,624, respectively.

(b)

The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the mark to market of futures and forward contracts, and the tax treatment of passive foreign investment companies (PFICs).

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Country Concentration Risk—The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in largecap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	51

Notes to Financial Statements

leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk–In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios’ have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares. The Fund has allocated 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered). Share transactions for each Portfolio for the years ended September 30, 2011 and September 30, 2010, were as follows:

	Tax-Managed International Portfolio
	Shares		Amount
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

Tax-Managed International Class Shares
Shares sold	45,602,742	48,526,828	$703,950,786	$713,599,508

Shares issued to shareholders on reinvestment of dividends	482,051	697,848	7,423,588	10,516,127

Shares redeemed	(77,122,303)	(79,048,522)	(1,187,959,389)	(1,145,727,264)

Net decrease	(31,037,510)	(29,823,846)	(476,585,015)	(421,611,629)

Beginning of period	319,009,202	348,833,048	6,497,428,992	6,919,040,621

End of period	287,971,692	319,009,202	$6,020,843,977	$6,497,428,992

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

Tax-Managed International Portfolio
Shares	Amount
Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

Class A Shares
Shares sold	8,751	18,745	$135,048	$268,879

Shares issued to shareholders on reinvestment of dividends	1,572	1,951	24,064	29,214

Shares converted from Class B	504	64	7,513	922

Shares redeemed	(53,290)	(58,582)	(823,358)	(841,626)

Net decrease	(42,463)	(37,822)	(656,733)	(542,611)

Beginning of period	221,172	258,994	8,302,319	8,844,930

End of period	178,709	221,172	$7,645,586	$8,302,319

Class B Shares
Shares sold	– 0	–	16	$	– 0	–	$236

Shares issued to shareholders on reinvestment of dividends	58	132	883	1,961

Shares converted to Class A	(511)	(64)	(7,513)	(922)

Shares redeemed	(3,535)	(9,489)	(52,715)	(125,632)

Net decrease	(3,988)	(9,405)	(59,345)	(124,357)

Beginning of period	15,439	24,844	483,186	607,543

End of period	11,451	15,439	$423,841	$483,186

Class C Shares
Shares sold	3,887	11,454	$60,000	$168,398

Shares issued to shareholders on reinvestment of dividends	388	637	5,900	9,470

Shares redeemed	(59,238)	(10,354)	(905,209)	(149,009)

Net increase (decrease)	(54,963)	1,737	(839,309)	28,859

Beginning of period	118,924	117,187	3,789,131	3,760,272

End of period	63,961	118,924	$2,949,822	$3,789,131

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	53

Notes to Financial Statements

	International Portfolio
	Shares		Amount
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

International Class Shares
Shares sold	22,737,909	20,972,377	$346,369,290	$305,778,982

Shares issued to shareholders on reinvestment of dividends	337,952	471,834	5,167,275	7,039,767

Shares redeemed	(39,613,491)	(41,589,889)	(606,143,191)	(598,013,652)

Net decrease	(16,537,630)	(20,145,678)	(254,606,626)	(285,194,903)

Beginning of period	137,525,477	157,671,155	3,030,676,827	3,315,871,730

End of period	120,987,847	137,525,477	$2,776,070,201	$3,030,676,827

Class A Shares
Shares sold	61,691	131,026	$925,378	$1,906,393

Shares issued to shareholders on reinvestment of dividends	7,816	12,618	119,197	187,625

Shares converted from Class B	9,078	8,082	140,209	118,075

Shares redeemed	(256,466)	(722,312)	(3,955,696)	(10,160,335)

Net decrease	(177,881)	(570,586)	(2,770,912)	(7,948,242)

Beginning of period	764,402	1,334,988	29,299,861	37,248,103

End of period	586,521	764,402	$26,528,949	$29,299,861

Class B Shares
Shares sold	3,396	11,494	$49,463	$163,006

Shares issued to shareholders on reinvestment of dividends	431	854	6,544	12,641

Shares converted to Class A	(9,159)	(8,153)	(140,209)	(118,075)

Shares redeemed	(33,783)	(32,635)	(514,817)	(465,490)

Net decrease	(39,115)	(28,440)	(599,019)	(407,918)

Beginning of period	106,068	134,508	3,053,936	3,461,854

End of period	66,953	106,068	$2,454,917	$3,053,936

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

	International Portfolio
	Shares		Amount
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

Class C Shares
Shares sold	26,668	52,561	$409,489	$776,889

Shares issued to shareholders on reinvestment of dividends	2,315	4,515	35,189	66,919

Shares redeemed	(259,706)	(209,157)	(3,968,731)	(3,006,898)

Net decrease	(230,723)	(152,081)	(3,524,053)	(2,163,090)

Beginning of period	555,996	708,077	18,425,733	20,588,823

End of period	325,273	555,996	$14,901,680	$18,425,733

NOTE 7.

Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.

Subsequent Events

On October 20, 2011, the Board of Directors of the Fund approved a modification to the non-fundamental investment objective of the Portfolios of the Fund as follows: Current Investment Objective—To provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (“MSCI”) EAFE Index, plus Canada. New Investment Objective—To provide long-term capital growth. This change is intended to give the Portfolios flexibility in implementing their investment strategies and greater ability to pursue long-term growth opportunities. The Portfolios intend to use this flexibility to invest a greater portion of their assets in emerging market securities. The change to each Portfolio’s investment objective is expected to take effect on or about January 31, 2012.

The Adviser has agreed to voluntarily waive the annual investment management fees of the Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios, effective November 1, 2011 through October 31, 2012.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	55

Notes to Financial Statements

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.02	$ 14.97	$ 16.37	$ 29.45	$ 27.03

Income From investment Operations
Investment income, net(a)	.10	.12	.17	.42	(b)	.47	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.67)	.10	(1.14)	(10.10)	5.55
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Total from investment operations	(2.57)	.22	(.97)	(9.68)	6.02

Less: Dividends and Distributions
Dividends from taxable net investment income	(.16)	(.17)	(.43)	(.40)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(3.00)	(3.17)

Total dividends and distributions	(.16)	(.17)	(.43)	(3.40)	(3.60)

Net asset value, end of period	$ 12.29	$ 15.02	$ 14.97	$ 16.37	$ 29.45

Total Return(d)	(17.30)%	1.47%	(5.15)%	(36.89)%	24.11%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2,195	$3,321	$3,876	$9,101	$7,325
Average net assets (000 omitted)	$3,133	$3,530	$4,871	$6,673	$4,865
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.02%	1.78	%(e)	1.70%	1.38%	1.28%
Expenses, before waivers/reimbursements	2.02%	1.78	%(e)	1.70%	1.43%	1.44%
Net investment income	.64%	.85	%(e)	1.37%	1.90	%(b)	1.69	%(b)
Portfolio turnover rate	61%	85%	84%	70%	52%

See footnote summary on page 62.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	57

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.82	$ 14.81	$ 16.03	$ 28.92	$ 26.73

Income From Investment Operations
Investment income (loss), net(a)	(.02)	.02	.07	.29	(b)	.23	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.62)	.08	(1.09)	(9.95)	5.51
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Total from investment operations	(2.64)	.10	(1.02)	(9.66)	5.74

Less: Dividends and Distributions
Dividends from taxable net investment income	(.06)	(.09)	(.20)	(.23)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(3.00)	(3.17)

Total dividends and distributions	(.06)	(.09)	(.20)	(3.23)	(3.55)

Net asset value, end of period	$ 12.12	$ 14.82	$ 14.81	$ 16.03	$ 28.92

Total Return(d)	(17.90)%	.67%	(5.96)%	(37.34)%	23.23%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$139	$229	$368	$380	$647
Average net assets (000 omitted)	$201	$326	$302	$587	$613
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.76%	2.52	%(e)	2.53%	2.03%	2.00%
Expenses, before waivers/reimbursements	2.76%	2.52	%(e)	2.53%	2.09%	2.16%
Net investment income (loss)	(.16)%	.16	%(e)	.61%	1.27	%(b)	.84	%(b)
Portfolio turnover rate	61%	85%	84%	70%	52%

See footnote summary on page 62.

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.83	$ 14.82	$ 16.02	$ 28.90	$ 26.71

Income From Investment Operations
Net investment income (loss)(a)	(.03)	.03	.07	.30	(b)	.26	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.61)	.07	(1.07)	(9.95)	5.48
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	.00	(c)

Total from investment operations	(2.64)	.10	(1.00)	(9.65)	5.74

Less: Dividends and Distributions
Dividends from taxable net investment income	(.06)	(.09)	(.20)	(.23)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(3.00)	(3.17)

Total dividends and distributions	(.06)	(.09)	(.20)	(3.23)	(3.55)

Net asset value, end of period	$ 12.13	$ 14.83	$ 14.82	$ 16.02	$ 28.90

Total Return(d)	(17.89)%	.67%	(5.84)%	(37.33)%	23.24%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$776	$1,764	$1,736	$2,612	$4,773
Average net assets (000 omitted)	$1,233	$1,711	$1,631	$4,080	$3,687
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.69%	2.49	%(e)	2.46%	2.03%	1.99%
Expenses, before waivers/reimbursements	2.69%	2.49	%(e)	2.46%	2.09%	2.15%
Net investment income (loss)	(.18)%	.19	%(e)	.61%	1.31	%(b)	.95	%(b)
Portfolio turnover rate	61%	85%	84%	70%	52%

See footnote summary on page 62.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.99	$ 14.89	$ 16.37	$ 29.17	$ 26.99

Income From Investment Operations
Investment income, net(a)	.14	.16	.19	.46	.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.66)	.15	(1.28)	(9.85)	5.60
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	(2.52)	.31	(1.09)	(9.39)	6.00

Less: Dividends and Distributions
Dividends from taxable net investment income	(.19)	(.21)	(.39)	(.37)	(.47)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(3.04)	(3.35)

Total dividends and distributions	(.19)	(.21)	(.39)	(3.41)	(3.82)

Net asset value, end of period	$ 12.28	$ 14.99	$ 14.89	$ 16.37	$ 29.17

Total Return(d)	(17.04)%	2.10%	(5.94)%	(36.24)%	24.25%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$7,202	$11,455	$19,875	$32,517	$49,745
Average net assets (000 omitted)	$9,982	$15,764	$20,274	$44,005	$40,926
Ratio to average net assets of:
Expenses	1.69%	1.53	%(e)	1.60%	1.42%	1.42%
Net investment income	.92%	1.13	%(e)	1.61%	2.00%	1.47%
Portfolio turnover rate	62%	84%	91%	53%	59%

See footnote summary on page 62.

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.82	$ 14.74	$ 16.12	$ 28.77	$ 26.74

Income From Investment Operations
Investment income, net(a)	.03	.05	.10	.26	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.63)	.14	(1.25)	(9.67)	5.52
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	(2.60)	.19	(1.15)	(9.41)	5.73

Less: Dividends and Distributions
Dividends from taxable net investment income	(.08)	(.11)	(.23)	(.20)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(3.04)	(3.35)

Total dividends and distributions	(.08)	(.11)	(.23)	(3.24)	(3.70)

Net asset value, end of period	$ 12.14	$ 14.82	$ 14.74	$ 16.12	$ 28.77

Total Return(d)	(17.67)%	1.28%	(6.72)%	(36.65)%	23.32%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$813	$1,572	$1,982	$2,733	$5,831
Average net assets (000 omitted)	$1,309	$1,722	$1,820	$4,667	$5,562
Ratio to average net assets of:
Expenses	2.46%	2.30	%(e)	2.37%	2.11%	2.12%
Net investment income	.18%	.34	%(e)	.84%	1.12%	.76%
Portfolio turnover rate	62%	84%	91%	53%	59%

See footnote summary on page 62.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.84	$ 14.76	$ 16.13	$ 28.79	$ 26.75

Income From Investment Operations
Investment income, net(a)	.02	.06	.11	.28	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.61)	.13	(1.25)	(9.70)	5.50
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	(2.59)	.19	(1.14)	(9.42)	5.74

Less: Dividends and Distributions
Dividends from taxable net investment income	(.08)	(.11)	(.23)	(.20)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(3.04)	(3.35)

Total dividends and distributions	(.08)	(.11)	(.23)	(3.24)	(3.70)

Net asset value, end of period	$ 12.17	$ 14.84	$ 14.76	$ 16.13	$ 28.79

Total Return(d)	(17.58)%	1.28%	(6.65)%	(36.66)%	23.35%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,957	$8,254	$10,451	$16,000	$29,367
Average net assets (000 omitted)	$6,362	$9,147	$10,192	$25,112	$22,751
Ratio to average net assets of:
Expenses	2.40%	2.24	%(e)	2.32%	2.12%	2.12%
Net investment income	.16%	.39	%(e)	.89%	1.19%	.90%
Portfolio turnover rate	62%	84%	91%	53%	59%

(a)	Based on average shares outstanding.

(b)	Net of fees waived by the Transfer Agent.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein International Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio and International Portfolio (two of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the International Retail Class shares for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2011

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	63

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the income earned by each applicable Portfolio during the taxable year ended September 30, 2011. For individual shareholders, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income:

Portfolio	Qualified Dividend Income
Tax-Managed International	$125,339,047
International	54,052,782

These Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2011, the total amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

Portfolio	Foreign Taxes To Pass Through	Foreign Source Income
Tax-Managed International	$9,867,979	$136,183,866
International	4,230,160	58,675,827

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

2011 Federal Tax Information

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2) , Chairman

Dianne F. Lob, President

Bart Friedman(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein International and AllianceBernstein Tax-Managed International Portfolios, Classes A, B and C shares only.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	65

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Dianne F. Lob,** 1345 Avenue of the Americas, New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2006. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None

DISINTERESTED DIRECTORS***
Thomas B. Stiles, II, # ^ 71 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

66	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # 66 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2006.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy; and Allied World Assurance Holdings

William Kristol, # 58 (1994)	Editor, The Weekly Standard since prior to 2006. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry, # 60 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Rating Groups. Moody’s Corp., from 1996 to 1999. Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Korn/Ferry International; Bank of America Funds Series Trust; Dean’s Advisory Board of Wisconsin School of Business; Committee for Economic Development; CNO Financial Group, Inc. since prior to 2006 until 2011; and MBIA Inc. since prior to 2006 until March 2008

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	67

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Donald K. Peterson, # 62 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; and Committee for Economic Development

Rosalie J. Wolf, # 70 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust and Mobil Oil Corporation.	18	TIAA-CREFF and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Lob is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

68	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Dianne F. Lob, 57	President	See biography above.

Philip L. Kirstein, 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2006.

Joseph J. Mantineo, 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	69

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	The Senior Officer’s evaluation, excluding the conclusion, was completed and provided to the Board of Directors on October 4, 2011 and discussed with the Board on October 11, 2011. The conclusion was completed and provided to the Board on October 19, 2011. The full evaluation was discussed with the Board of Directors on October 19- 20, 2011.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

70	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The proposed advisory fee schedules did not contain any changes from the previous year.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650 0.600	% % % % % %

International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650	% % % % %

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	71

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Emerging Markets Portfolio	First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850	% % % % %

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

	First $750 million On the balance	0.450 0.400	% %

Intermediate Duration Portfolio Diversified Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350 0.300	% % % % %

California Municipal Portfolio New York Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350	% % % %

The Portfolios’ net assets on September 30, 2011 and September 30, 2010 are set forth below:

Portfolio	09/30/11 Net Assets ($MM)	09/30/10 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,590.7	$4,860.5	-$	1,269.8
International Portfolio	1,508.5	2,096.6		-588.1
Emerging Markets Portfolio	1,250.0	1,917.6		-667.7
U.S. Government Short Duration Portfolio	130.6	163.7		-33.1
Short Duration Plus Portfolio	727.6	633.4		94.2
Intermediate Duration Portfolio	5,197.1	5,377.2		-180.1
Short Duration California Municipal Portfolio	119.1	145.5		-26.4
Short Duration Diversified Municipal Portfolio	418.0	592.9		-174.9
Short Duration New York Municipal Portfolio	158.6	273.4		-114.9
California Municipal Portfolio	1,113.5	1,177.1		-63.5
Diversified Municipal Portfolio	5,558.1	5,574.4		-16.3
New York Municipal Portfolio	1,830.5	1,971.8		-141.3

72	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee schedule changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2011 net assets:

EFFECTIVE ADVISORY FEES BASED ON OCTOBER 2004 FEE SCHEDULE VS. CURRENT FEE SCHEDULE

Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.928%	0.871%	0.057%
International Portfolio	0.966%	0.900%	0.066%
Emerging Markets Portfolio	1.225%	1.150%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.460%	0.437%	0.023%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.495%	0.495%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	0.028%
New York Municipal Portfolio	0.477%	0.477%	0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ending March 31, 2011:

Portfolio	Semi-Annual Period Ending 03/31/11 Total Expense Ratio[5]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.13 1.74 2.50 2.44	% % % %

International Portfolio	Private Client Class A Class B Class C	1.18 1.62 2.40 2.35	% % % %

Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.64%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.92 1.63 1.60	% % % %

Intermediate Duration Portfolio	Private Client	0.56%

Short Duration California Municipal Portfolio	Private Client	0.65%

5	Annualized.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	73

Portfolio	Semi-Annual Period Ending 03/31/11 Total Expense Ratio
Short Duration Diversified Municipal Portfolio	Private Client	0.61%

Short Duration New York Municipal Portfolio	Private Client	0.62%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.90 1.60 1.60	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.55 0.79 1.52 1.49	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.83 1.57 1.53	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to

74	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.6 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2011 net assets.7

Portfolio	Net Assets 09/30/11 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,590.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.871%

International Portfolio	$1,508.5	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.900%

Emerging Markets Portfolio	$1,250.0	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.150%

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	75

Portfolio	Net Assets 09/30/11 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Government Short Duration Portfolio[8]	$130.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.204%	0.450%

Short Duration Plus Portfolio	$727.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.135%	0.450%

Intermediate Duration Portfolio	$5,197.1	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.437%

Short Duration California Municipal Portfolio	$119.1	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.209%	0.450%

Short Duration Diversified Municipal Portfolio	$418.0	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.157%	0.450%

Short Duration New York Municipal Portfolio	$158.6	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.194%	0.450%

8

The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

76	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Net Assets 09/30/11 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
California Municipal Portfolio	$1,113.5	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.495%

Diversified Municipal Portfolio	$5,558.1	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,830.5	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.477%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.9 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplate eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios versus the Portfolios’ advisory fees based on the September 30, 2011 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	Int’l.	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.720%	0.871%

9	Group peers selected by Lipper from the 2011 Lipper 15(c) Report.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	77

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Portfolio	Int’l.	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.900%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.150%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.472%	0.437%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.495%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.417%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.477%

78	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2011 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.900%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.900%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.990%	1.150%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”) —Intermediate Duration Institutional Portfolio[10]	50 bp on 1st 1 billion 45 bp on the balance	0.419%	0.437%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[11]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

10	It should be noted that SCB II’s fund expenses are capped at 0.45%.

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	79

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F/FB12,[13]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[12,13]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A/B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2011 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[14]	0.40% on the first $50 million 0.31% on the next $950 million 0.27% on the next $1 billion 0.25% on the balance	0.299%	0.900%

	Client #2[14]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.583%	0.900%

12	The ITM fund is privately placed or institutional.

13	The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

14	Assets of the sub-advised funds are aggregated with other sub-advised funds for purposes of calculating the advisory fee.

80	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
	Client #3	0.60% of average daily net assets	0.600%	0.900%

	Client #4	0.50% of average daily net assets	0.500%	0.900%

	Client #5[14]	0.50% on 1st $100 million 0.46% on next $300 million 0.41% on the balance	0.426%	0.900%

	Client #6	0.72% on the first $25 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.372%	0.900%

	Client #7	0.36% of average daily net assets	0.360%	0.900%

	Client #8	0.35% on the first $1 billion 0.325 % on the balance	0.342%	0.900%

	Client #9	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee (v. ACWI ex U.S.)	0.207%[15]	0.900%

Emerging Markets Portfolio	Client #10	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.478%	1.150%

Intermediate Duration Portfolio	Client #11	0.29% on first $100 million 0.20% thereafter	0.217%	0.437%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There

15	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	81

could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.16 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,17 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)18 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,19 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment

16

The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

17

The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

18

Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

19	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

82	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.20

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[21]	0.858	0.837	13/21
International Portfolio[21]	0.887	0.880	11/18
Emerging Markets Portfolio	1.119	1.068	12/18
U.S. Government Short Duration Portfolio	0.450	0.454	7/14
Short Duration Plus Portfolio	0.450	0.450	9/17
Intermediate Duration Portfolio	0.436	0.462	6/16
Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9
Short Duration Diversified Municipal Portfolio	0.450	0.473	5/11
Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9
California Municipal Portfolio[21]	0.493	0.500	6/14
Diversified Municipal Portfolio	0.433	0.432	8/13
New York Municipal Portfolio[21]	0.477	0.496	6/14

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[23]	1.134	1.167	10/21	1.267	139/393
International Portfolio[23]	1.175	1.224	7/18	1.267	155/393
Emerging Markets Portfolio	1.440	1.407	10/18	1.500	84/205
U.S. Government Short Duration Portfolio	0.635	0.750	3/14	0.688	20/51
Short Duration Plus Portfolio	0.616	0.687	5/17	0.639	62/135
Intermediate Duration Portfolio	0.559	0.770	2/16	0.719	79/307
Short Duration California Municipal Portfolio[23]	0.652	0.724	4/9	0.685	7/14
Short Duration Diversified Municipal Portfolio	0.615	0.615	6/11	0.551	31/50
Short Duration New York Municipal Portfolio[23]	0.611	0.724	4/9	0.685	5/14
California Municipal Portfolio[23]	0.626	0.732	3/14	0.700	36/111
Diversified Municipal Portfolio[23]	0.560	0.606	6/13	0.632	27/86
New York Municipal Portfolio[23]	0.608	0.743	2/14	0.700	31/111

20	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22	The total expense ratios are for the most recently completed fiscal year Private Client Class.

23	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	83

Based on this analysis, the Portfolios have a lower contractual management fee than each of their respective EG medians with the exception of the Equity Portfolios and Diversified Municipal Portfolio, which have higher contractual management fees, and Short Duration Plus Portfolio, Short Duration California Municipal Portfolio and Short Duration New York Municipal Portfolio, which have contractual management fees equal to their respective EG medians.

Except for Emerging Markets Portfolio, which has a higher total expense ratio compared to its EG median, and Short Duration Diversified Municipal Portfolio, which has an expense ratio equal to its respective EG median, the Portfolios have a lower total expense ratio compared to their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of U.S. Government Short Duration Portfolio, the Adviser’s profitability, excluding administrating and servicing fees (A&S), decreased for the Portfolios during calendar year 2010, relative to 2009.

84	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2010:24

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$12,511,828
International Portfolio	5,498,544
Emerging Markets Portfolio	4,821,303
U.S. Government Short Duration Portfolio	175,298
Short Duration Plus Portfolio	481,956
Intermediate Duration Portfolio	5,305,650
Short Duration California Municipal Portfolio	127,870
Short Duration Diversified Municipal Portfolio	556,819
Short Duration New York Municipal Portfolio	262,227
California Municipal Portfolio	1,163,905
Diversified Municipal Portfolio	5,176,769
New York Municipal Portfolio	1,752,608

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and for all share classes of the Portfolios, commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2011, except for Short Duration Plus Portfolio and New York Municipal Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

Net Assets 09/30/11 ($MM)
Portfolio	Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.11%

24	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	85

Net Assets 09/30/11 ($MM)
Portfolio	Total Retail as % of Net Assets
International Portfolio	1.02%
Short Duration Plus Portfolio	15.60%
California Municipal Portfolio	6.12%
Diversified Municipal Portfolio	7.95%
New York Municipal Portfolio	11.43%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2010:

Portfolio	Amount Received
Tax-Managed International Portfolio	$348
International Portfolio	665
Short Duration Plus Portfolio	8,219
California Municipal Portfolio	29
Diversified Municipal Portfolio	3,208
New York Municipal Portfolio	327

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2010:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$30,960	$4,345
International Portfolio	155,987	5,619
Short Duration Plus Portfolio	515,869	28,542
California Municipal Portfolio	339,094	7,508
Diversified Municipal Portfolio	1,322,728	29,578
New York Municipal Portfolio	806,170	14,673

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability (excluding omnibus sub-recordkeeping

86	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

and networking payments to financial intermediaries from both revenues and expenses) decreased in 2010 in comparison to 2009. During the fiscal year ended September 30, 2010, ABIS received the following fees from the retail classes of the Portfolios:25

Portfolio	ABIS Fee
Tax-Managed International Portfolio	$17,946
International Portfolio	25,782
Short Duration Plus Portfolio	45,897
California Municipal Portfolio	17,927
Diversified Municipal Portfolio	36,621
New York Municipal Portfolio	21,654

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from future business conducted with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,26 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has

25

The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the Portfolios’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

26	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	87

increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

At the September 2007 Board of Directors meeting, an independent consultant retained by the Senior Officer, provided the Board of Directors an update of the Deli27 study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $433 billion as of August 31, 2011, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

27

The Deli study, originally published in 2002 based on 1997 data and updated for the September 2007 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

28

As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

29

The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

88	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios30 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)31 for the periods ended June 30, 2011.32 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	27.28	30.74	32.74	7/8	267/280
3 year	-7.10	-2.00	-0.97	8/8	239/244
5 year	-2.28	1.87	2.50	7/7	199/200
10 year	4.85	5.41	6.10	5/5	105/119

International Portfolio
1 year	27.38	34.46	32.74	5/6	265/280
3 year	-7.20	-1.65	-0.97	6/6	243/244
5 year	-2.12	1.37	2.50	5/5	197/200
10 year	5.02	5.00	6.10	1/3	98/119

Emerging Markets Portfolio
1 year	29.35	29.18	29.43	9/18	151/297
3 year	2.68	4.93	3.55	10/17	133/209
5 year	10.39	11.33	11.31	12/15	110/146
10 year	19.41	16.82	17.31	1/9	15/88

U.S. Government Short Duration Portfolio
1 year	1.79	1.95	2.13	10/14	42/64
3 year	3.14	3.32	3.74	10/14	43/58
5 year	4.14	4.43	4.49	10/14	37/54
10 year	3.87	3.89	4.03	7/11	28/45

Short Duration Plus Portfolio
1 year	2.48	3.77	3.59	17/17	153/180
3 year	3.55	5.05	4.65	16/16	123/152
5 year	3.41	4.99	4.87	16/16	110/125
10 year	3.59	4.29	4.21	12/12	73/79

30	The gross performance returns are for the Private Client class shares of the Portfolios.

31	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

32

Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	89

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Duration Portfolio
1 year	6.49	6.13	5.98	6/16	152/433
3 year	8.51	8.51	8.00	8/16	117/363
5 year	7.48	7.43	7.30	7/16	106/289
10 year	6.27	6.48	6.24	8/11	94/199

Short Duration California Municipal Portfolio
1 year	1.43	3.39	2.02	6/7	10/15
3 year	2.87	4.92	3.97	6/7	13/14
5 year	3.44	4.62	4.62	6/7	8/9
10 year	2.99	4.20	4.20	4/4	6/6

Short Duration Diversified Municipal Portfolio
1 year	1.66	2.48	2.19	9/11	58/66
3 year	2.91	3.50	3.53	9/10	36/49
5 year	3.46	3.63	3.71	8/10	27/42
10 year	3.21	3.21	3.39	3/5	18/27

Short Duration New York Municipal Portfolio
1 year	1.66	2.21	3.55	3/3	5/5
3 year	2.80	3.29	5.10	3/3	5/5
5 year	3.39	3.79	4.77	3/3	5/5
10 year	3.08	3.59	4.21	3/3	5/5

California Municipal Portfolio
1 year	3.97	3.99	4.10	4/5	18/27
3 year	5.36	5.36	5.10	3/5	9/23
5 year	5.02	5.02	4.91	3/5	8/22
10 year	4.44	4.70	4.44	3/3	9/17

Diversified Municipal Portfolio
1 year	3.85	4.04	4.41	9/13	81/118
3 year	5.39	5.71	5.89	10/12	76/92
5 year	5.07	5.08	5.27	8/11	59/83
10 year	4.57	4.89	4.96	9/9	50/57

New York Municipal Portfolio
1 year	3.78	3.78	3.77	3/5	9/20
3 year	5.40	5.64	5.68	4/5	13/18
5 year	5.09	5.15	5.25	4/5	13/17
10 year	4.59	4.64	4.85	3/4	10/13

90	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)33 versus their benchmarks.34

	Periods Ending June 30, 2011 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	25.85	-8.15	-3.38	3.62	6.43
MSCI EAFE Index[35]	30.36	-1.77	1.48	5.66	6.38
Inception Date: June 22,1992

International Portfolio	25.89	-8.29	-3.27	3.74	3.33
MSCI EAFE Index	30.36	-1.77	1.48	5.66	3.56
Inception Date: April 30, 1999

Emerging Markets Portfolio	27.50	1.20	8.76	17.53	9.68
MSCI Emerging Markets Index	27.80	4.22	11.42	16.20	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	1.15	2.48	3.42	3.12	4.87
Bank of America/Merrill Lynch 1-3 Year Treasury Index	1.34	2.80	4.14	3.61	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	1.85	2.91	2.76	2.91	4.96
Bank of America/Merrill Lynch 1-3 Year Treasury Index	1.34	2.80	4.14	3.61	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	5.95	7.92	6.88	5.65	6.84
Barclays Capital U.S. Aggregate Bond Index	3.90	6.46	6.52	5.74	7.22
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.77	2.20	2.73	2.23	2.98
Barclays Capital 1 Year Municipal Bond Index[35]	1.32	2.69	3.34	2.82	3.62
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	1.03	2.28	2.81	2.53	3.20
Barclays Capital 1 Year Municipal Bond Index[35]	1.32	2.69	3.34	2.82	3.62
Inception Date: October 3, 1994

33	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

34	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2011.

35	Benchmark since inception performance is as of the closed month end after the Portfolio’s actual inception date.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	91

	Periods Ending June 30, 2011 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration New York Municipal Portfolio	1.04	2.16	2.72	2.37	3.03
Barclays Capital 1 Year Municipal Bond Index[35]	1.32	2.69	3.34	2.82	3.62
Inception Date: October 3, 1994

California Municipal Portfolio	3.32	4.70	4.37	3.78	4.88
Barclays Capital 5 Year GO Municipal Index[35]	4.17	6.15	5.63	4.75	5.61
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.27	4.80	4.48	3.95	5.12
Barclays Capital 5 Year GO Municipal Index[35]	4.17	6.15	5.63	4.75	5.70
Inception Date: January 9, 1989

New York Municipal Portfolio	3.15	4.76	4.45	3.94	5.14
Barclays Capital 5 Year GO Municipal Index[35]	4.17	6.15	5.63	4.75	5.70
Inception Date: January 9, 1989

CONCLUSION:

As a result of negotiations conducted between the Board of Directors and the Adviser prior to the October 20, 2011 Board meeting, the proposed advisory fee schedules for the Equity Portfolios were amended to include a five basis point investment advisory fee waiver by the Adviser effective November 1, 2011 through October 31, 2012:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets
Tax-Managed International Portfolio	First $1 billion	0.875%
	Next $3 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.700%
	Next $2 billion	0.600%
	On the balance	0.550%

International Portfolio	First $1 billion	0.875%
	Next $3 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.700%
	On the balance	0.600%

92	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Advisory Fee Based on % of Average Daily Net Assets
Emerging Markets Portfolio	First $1 billion	1.125%
	Next $1 billion	1.000%
	Next $1 billion	0.950%
	Next $3 billion	0.850%
	On the balance	0.800%

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 14th, 2011

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	93

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

94	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	95

NOTES

96	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	97

NOTES

98	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	99

NOTES

100	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0151-0911

ANNUAL REPORT

AllianceBernstein

Short Duration Portfolio

September 30, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 14, 2011 (unaudited)

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Short Duration Portfolio (the “Portfolio”) for the annual reporting period ended September 30, 2011.

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate rate of return that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national ratings agencies (or if unrated, determined by AllianceBernstein L.P., the “Adviser”, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock, as well as others.

The Portfolio may also invest up to 20% of its total assets in foreign fixed-income securities of issuers in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The Portfolio underperformed its benchmark, the Bank of America Merrill Lynch (“BofAML”) 1-3 Year Treasury Index, for both the six- and 12-month periods ended September 30, 2011, before sales charges. Exposure to non-benchmark sectors, specifically agency mortgage pass-through’s and commercial mortgage-backed securities (“CMBS”) contributed positively in the first half of the period, as investors were buoyed by the continuing global economic recovery. As risk aversion increased in the second half of the period, the Treasury-only benchmark outperformed spread sectors as investors preferred the safety of government securities. Exposure to agency mortgage pass-through’s, asset-backed securities, investment grade corporates and CMBS detracted.

During both periods, the Portfolio’s yield curve positioning (the maturity distribution of the Portfolio) was a minor detractor. The Portfolio utilized Treasury futures in order to manage duration and yield curve positioning, and foreign-currency exchange contracts in order to hedge unwanted currency exposure on non-U.S. dollar holdings.

Market Review and Investment Strategy

The global economic recovery that was underway early in the 12-month period slowed in the second half, resulting from a myriad of global events. Social unrest in North Africa and the Middle East, supply disruptions from the natural disaster in Japan and a spike in commodity

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	1

prices, particularly oil, all provided headwinds for the global economy. Late in the period, renewed fears of a double-dip recession roiled the global capital markets, driving up risk aversion, sending equities sharply lower and widening credit spreads. Fiscal challenges—ranging from the contentious debate over the U.S. debt ceiling to the ongoing sovereign debt woes of Greece and the peripheral European nations—were at the forefront of investors’ worries. This mounting fear and uncertainty led to a spike in financial market volatility.

Fixed income markets generally posted solid positive absolute returns for the 12-month period. Nongovernment sectors outperformed in the first six months, with most global governments rallying toward the end of period as risk aversion set in and investors preferred safety. During four of the final six months of the reporting period, fixed income markets posted positive returns, as investors shunned equities.

For the 12-month period ended September 30, 2011, agency mortgage-backed securities, investment grade corporates, CMBS and asset backed securities all provided solid positive returns. Mortgage-backed securities were supported by government purchases, while CMBS benefited from a stabilization of property fundamentals and investor appetite for yield. Corporate securities were helped by strong revenue and earnings growth. U.S. Treasury securities, which were in negative territory early in the period, rallied strongly in response to increased global uncertainties to post positive returns for the annual period.

Over the past several months, the Portfolio has reduced risk, moving closer to its benchmark as global uncertainties have risen. There is still a modest overweight to investment-grade corporates and CMBS. Fundamentals in the corporate sector remain positive. Profitability reached record levels, and with near-record amounts of cash on hand, U.S. corporations have strong balance sheets. The Portfolio’s corporate positions are well-diversified in order to mitigate risk. Portfolio duration is being kept close to neutral and a concentration in intermediate-maturity securities is being maintained, where the steepness in yield curves is most extreme.

2	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

HISTORICAL PERFORMANCE

(unaudited)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged BofAML® 1-3 Year U.S. Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofAML 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment including the Portfolio.

A Word About Risk

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

Foreign (non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at an advantageous time or price.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools – magnify both gains and losses, resulting in greater volatility.

Market Risk: The market values of the Portfolio’s holdings rise and fall from day to day, so investments may lose value.

Inflation Risk: Prices for goods and services tend to rise over time, which may erode the purchasing power of investments.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Short Duration Portfolio
Class A	0.46%	0.63%

Class B*	0.14%	-0.05%

Class C	0.24%	-0.02%

BofAML 1-3 Year U.S. Treasury Index	1.32%	1.20%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/21/03* TO 9/30/11

*	Since inception of the Portfolio’s Class A shares on 5/21/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Portfolio Class A shares (from 5/21/03* to 9/30/11) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2011
	NAV Returns	SEC Returns	SEC Yields**

Class A Shares
1 Year	0.63%	-3.66%	0.12%
5 Years	1.99%	1.10%
Since Inception*	1.85%	1.32%

Class B Shares
1 Year	-0.05%	-3.04%	-0.60%
5 Years	1.28%	1.28%
Since Inception*(a)	1.33%	1.33%

Class C Shares
1 Year	-0.02%	-1.02%	-0.57%
5 Years	1.31%	1.31%
Since Inception*	1.15%	1.15%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)

Class A Shares
1 Year		-3.66%
5 Years		1.10%
Since Inception*		1.32%

Class B Shares
1 Year		-3.04%
5 Years		1.28%
Since Inception*(a)		1.33%

Class C Shares
1 Year		-1.02%
5 Years		1.31%
Since Inception*		1.15%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.94%, 1.69% and 1.65% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 5/21/03.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2011.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,004.60	$4.62	0.92%
Hypothetical**	$1,000	$1,020.46	$4.66	0.92%
Class B
Actual	$1,000	$1,001.40	$7.83	1.56%
Hypothetical**	$1,000	$1,017.25	$7.89	1.56%
Class C
Actual	$1,000	$1,002.40	$7.68	1.53%
Hypothetical**	$1,000	$1,017.40	$7.74	1.53%
*	Expenses are equal to each classes’ annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

September 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $726.8

*	All data are as of September 30, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes. See “Portfolio of Investments” section of the report for additional details.

8	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2011

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS - TREASURIES – 50.8%
New Zealand – 2.9%
New Zealand Government Bond Series 413 6.50%, 4/15/13	NZD	26,205	$21,057,966

United States – 47.9%
U.S. Treasury Notes 0.375%, 7/31/13	U.S.$	46,650	46,750,204
0.50%, 8/15/14		11,115	11,143,677
0.75%, 8/15/13		15,420	15,554,324
1.00%, 8/31/16-9/30/16		22,545	22,592,202
1.375%, 11/15/12-1/15/13		130,395	132,159,459
1.75%, 8/15/12		30,730	31,147,744
2.875%, 1/31/13		33,205	34,364,585
3.125%, 8/31/13		21,350	22,503,391
3.375%, 7/31/13		30,160	31,864,734

			348,080,320

Total Governments – Treasuries (cost $368,093,386)			369,138,286

ASSET-BACKED SECURITIES – 17.0%
Autos - Fixed Rate – 11.4%
Ally Auto Receivables Trust Series 2011-1, Class A2 0.81%, 10/15/13		2,052	2,051,837
Series 2011-2, Class A2 0.67%, 10/15/13		1,940	1,939,172
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		2,630	2,626,748
Series 2011-4, Class A2 0.92%, 3/09/15		1,250	1,249,281
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(a)		3,755	3,848,959
Series 2009-3A, Class A4 2.67%, 12/15/16(a)		5,680	5,826,722
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		2,995	2,994,827
BMW Vehicle Owner Trust Series 2010-A, Class A3 1.39%, 4/25/14		2,375	2,387,302
CarMax Auto Owner Trust Series 2010-1, Class A3 1.56%, 7/15/14		2,703	2,719,176
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16		1,281	1,291,592

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	9

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Ford Auto Securitization Trust Series 2011-R3A, Class A1 1.708%, 8/15/13(a)	CAD	2,535	$2,419,479
Ford Credit Auto Lease Trust Series 2010-B, Class A2 0.75%, 10/15/12(a)	U.S.$	2,297	2,297,512
Series 2011-A, Class A2 0.74%, 9/15/13		2,965	2,962,668
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14		3,425	3,516,750
Series 2011-A, Class A3 0.97%, 1/15/15		3,510	3,516,498
Series 2011-B, Class B 2.27%, 1/15/17		2,135	2,171,355
Harley-Davidson Motorcycle Trust Series 2010-1, Class A2 0.83%, 11/15/13		1,088	1,087,992
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(a)		1,293	1,293,807
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(a)		1,225	1,223,593
Hyundai Auto Receivables Trust Series 2010-B, Class A3 0.97%, 4/15/15		5,154	5,171,108
Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A2 0.79%, 4/15/13(a)		3,431	3,432,149
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		31	31,682
MMCA Automobile Trust Series 2011-A, Class A2 0.75%, 10/15/13(a)		2,155	2,154,453
Nissan Auto Lease Trust Series 2009-B, Class A4 2.65%, 1/15/15		4,785	4,791,641
Series 2010-B, Class A2 0.90%, 5/15/13		2,014	2,015,923
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		1,843	1,846,192
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(a)		2,530	2,528,638
Toyota Auto Receivables Owner Trust Series 2010-A, Class A3 1.27%, 12/16/13		3,981	3,995,323

10	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Volkswagen Auto Lease Trust Series 2010-A, Class A2 0.77%, 1/22/13	U.S.$	2,325	$2,326,271
Volkswagen Auto Loan Enhanced Trust Series 2011-1, Class A3 1.22%, 6/22/15		3,670	3,689,923
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		3,425	3,423,399

			82,831,972

Credit Cards - Floating Rate – 2.7%
Chase Issuance Trust Series 2009-A2, Class A2 1.779%, 4/15/14(b)		6,000	6,048,456
Discover Card Master Trust
Series 2009-A1, Class A1
1.529%, 12/15/14(b)		1,675	1,689,068
Series 2009-A2, Class A
1.529%, 2/17/15(b)		635	639,985
Series 2010-A1, Class A1
0.879%, 9/15/15(b)		3,271	3,295,157
GE Capital Credit Card Master Note Trust
Series 2011-1, Class A
0.779%, 1/15/17(b)		1,465	1,474,143
Series 2011-2, Class A
0.709%, 5/15/19(b)		2,565	2,565,354
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.981%, 12/18/14(a)(b)		4,030	4,022,665

			19,734,828

Autos - Floating Rate – 1.6%
BMW Floorplan Master Owner Trust Series 2009-1A, Class A 1.379%, 9/15/14(a)(b)		2,340	2,350,129
Ford Credit Floorplan Master Owner Trust Series 2010-1, Class A 1.879%, 12/15/14(a)(b)		3,385	3,433,047
GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.779%, 10/20/14(a)(b)		2,879	2,906,402
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.479%, 11/17/14(a)(b)		1,985	1,991,102
Wheels SPV LLC Series 2009-1, Class A 1.779%, 3/15/18(a)(b)		1,404	1,409,488

			12,090,168

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other ABS – Fixed Rate – 1.0%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	U.S.$	2,817	$2,827,576
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(a)		2,090	2,090,083
John Deere Owner Trust
Series 2009-A, Class A3
2.59%, 10/15/13		260	260,742
Series 2011-A, Class A2
0.64%, 6/16/14		2,145	2,144,046

			7,322,447

Home Equity Loans – Floating Rate – 0.2%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.53%, 4/25/33(b)(c)		984	890,888
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.511%, 1/20/36(b)		495	432,690

			1,323,578

Home Equity Loans – Fixed Rate – 0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		747	627,810
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		13	0

			627,810

Total Asset-Backed Securities (cost $123,983,998)			123,930,803

MORTGAGE PASS-THROUGH’S – 11.7%
Agency ARMs – 5.9%
Federal Home Loan Mortgage Corp.
2.736%, 6/01/37(c)		8,579	9,083,610
4.955%, 10/01/39(c)		1,862	1,971,850
Series 2005
2.602%, 5/01/35(c)		1,473	1,555,888
Series 2007
5.817%, 11/01/36(b)		968	1,006,596
6.091%, 1/01/37(b)		841	878,005
Federal National Mortgage Association
2.522%, 1/01/36(c)		1,596	1,694,812
3.923%, 10/01/37(c)		2,869	3,028,240
4.923%, 6/01/37(b)		1,799	1,898,938
4.977%, 10/01/39(c)		1,828	1,917,530
5.087%, 8/01/38(b)		3,369	3,524,255

12	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Series 2003 2.685%, 12/01/33(c)	U.S.$	332	$349,963
Series 2005 2.442%, 2/01/35(b)		2,008	2,097,903
2.765%, 10/01/35(c)		2,437	2,583,821
Series 2006 2.569%, 5/01/36(b)		1,658	1,751,344
2.61%, 1/01/36(c)		3,607	3,795,880
2.784%, 7/01/36(c)		1,305	1,362,520
Series 2007 2.706%, 11/01/35(b)		1,906	2,021,441
5.476%, 2/01/37(b)		1,538	1,623,926
6.267%, 1/01/37(b)		12	12,210
Series 2009 3.02%, 7/01/38(c)		947	996,660

			43,155,392

Agency Fixed Rate 30-Year – 5.6%
Federal National Mortgage Association 6.00%, 6/01/38–4/01/40		10,007	10,981,335
Series 2008 6.00%, 5/01/38		12,044	13,217,754
Series 2010 6.00%, 4/01/40		14,522	15,934,704
Government National Mortgage Association Series 2002 7.50%, 3/15/32		248	284,943

			40,418,736

Agency Fixed Rate 15-Year – 0.2%
Federal National Mortgage Association 6.00%, 12/01/21		91	98,373
Series 2000 7.50%, 3/01/15		63	67,410
Series 2001 6.00%, 11/01/16–12/01/16		474	510,902
Series 2002 6.00%, 2/01/17		318	342,660
8.00%, 8/01/16		135	146,349

			1,165,694

Total Mortgage Pass-Through’s (cost $83,682,605)			84,739,822

CORPORATES – INVESTMENT GRADES – 7.3%
Industrial – 6.3%
Capital Goods – 0.9%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		3,555	3,574,876

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Eaton Corp. 0.679%, 6/16/14(b)	U.S.$	1,812	$1,814,936
John Deere Capital Corp. 5.25%, 10/01/12		1,364	1,425,328

			6,815,140

Communications - Telecommunications – 1.5%
AT&T, Inc. 4.95%, 1/15/13		1,352	1,416,004
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		3,170	3,468,113
New Cingular Wireless Services, Inc. 8.125%, 5/01/12		2,415	2,512,462
Verizon Communications, Inc. 1.95%, 3/28/14		880	900,693
Verizon Global Funding Corp. 7.375%, 9/01/12		2,519	2,663,273

			10,960,545

Consumer Cyclical - Automotive – 0.6%
American Honda Finance Corp. 2.375%, 3/18/13(a)		2,859	2,898,774
Toyota Motor Credit Corp. 1.375%, 8/12/13		1,525	1,536,758

			4,435,532

Consumer Cyclical - Entertainment – 0.3%
Walt Disney Co. (The) 4.50%, 12/15/13		1,762	1,903,356

Consumer Cyclical - Retailers – 0.2%
Wal-Mart Stores, Inc. 4.55%, 5/01/13		1,710	1,816,427

Consumer Non-Cyclical – 1.1%
Avon Products, Inc. 5.625%, 3/01/14		383	411,993
Baxter International, Inc. 1.80%, 3/15/13		946	959,502
Bottling Group LLC 5.00%, 11/15/13		1,703	1,846,217
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		1,316	1,403,905
PepsiCo, Inc. 4.65%, 2/15/13		1,312	1,383,286
Sanofi 1.625%, 3/28/14		1,835	1,865,641

			7,870,544

Energy – 0.3%
ConocoPhillips 4.75%, 2/01/14		1,767	1,922,800

14	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 1.4%
Cisco Systems, Inc.
1.625%, 3/14/14	U.S.$	3,635	$3,696,904
2.90%, 11/17/14		250	263,607
Hewlett-Packard Co. 2.95%, 8/15/12		900	912,893
Oracle Corp. 4.95%, 4/15/13		1,344	1,430,302
Texas Instruments, Inc. 1.375%, 5/15/14		3,550	3,588,471

			9,892,177

			45,616,521

Financial Institutions – 1.0%
Banking – 0.5%
Morgan Stanley 1.233%, 4/29/13(b)		1,810	1,710,318
UnionBanCal Corp. 5.25%, 12/16/13		1,545	1,653,955

			3,364,273

Finance – 0.4%
General Electric Capital Corp. 1.875%, 9/16/13		3,286	3,301,106

Other Finance – 0.1%
ORIX Corp. 5.48%, 11/22/11		920	924,227

			7,589,606

Total Corporates – Investment Grades (cost $52,314,370)			53,206,127

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.5%
Non-Agency Fixed Rate CMBS – 2.3%
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45		10	9,903
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38		347	351,009
Series 2007-LDPX, Class A2S 5.305%, 1/15/49		13	13,191
Series 2011-C3, Class A1 1.875%, 2/16/46(a)		3,314	3,323,734
Series 2011-C4, Class A1 1.525%, 7/15/46(a)		1,539	1,532,670
Morgan Stanley Capital I Series 2011-C1, Class A1 2.602%, 9/15/47(a)		3,451	3,506,552

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2011-C2, Class A1 1.48%, 6/15/44(a)	U.S.$	3,214	$3,186,536
RBSCF Trust Series 2010-MB1, Class A1 2.367%, 4/15/24(a)		3,409	3,452,926
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)		1,524	1,542,065

			16,918,586

Non-Agency Floating Rate CMBS – 0.8%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.529%, 6/15/22(a)(b)		1,153	1,027,553
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.699%, 10/15/21(a)(b)		2,000	1,898,710
Series 2007-TFLA, Class A2 0.349%, 2/15/22(a)(b)		3,000	2,745,000

			5,671,263

Agency CMBS – 0.4%
NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20		2,924	2,952,918

Total Commercial Mortgage-Backed Securities (cost $25,977,855)			25,542,767

AGENCIES – 2.9%
Agency Debentures – 2.9%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12		4,052	4,095,944
Citibank NA – FDIC Insured 1.875%, 5/07/12		9,250	9,337,986
Goldman Sachs Group, Inc. (The) – FDIC Insured 3.25%, 6/15/12		4,217	4,306,422
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11		3,692	3,710,722

Total Agencies (cost $21,217,187)			21,451,074

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.6%
Agency Fixed Rate – 1.6%
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		4,638	4,877,693
Series 2011-39, Class DA 3.50%, 7/25/24		6,357	6,655,203

16	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Government National Mortgage Association Series 2006-51 0.825%, 8/16/46(f)	U.S.$	9,661	$273,435

			11,806,331

Agency Floating Rate – 0.7%
Freddie Mac Reference REMICs Series R008, Class FK 0.629%, 7/15/23(b)		209	209,157
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.801%, 12/08/20(b)		5,017	5,045,604

			5,254,761

Non-Agency Floating Rate – 0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.57%, 2/25/42(a)(b)		1,187	1,115,961
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.465%, 5/25/35(b)(e)		92	71,075

			1,187,036

Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		406	391,575

Total Collateralized Mortgage Obligations (cost $18,901,765)			18,639,703

INFLATION-LINKED SECURITIES – 1.6%
United States – 1.6%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS) (cost $11,497,858)		10,929	11,439,493

GOVERNMENTS – SOVEREIGN AGENCIES – 0.5%
Netherlands – 0.5%
Achmea Hypotheekbank NV 0.607%, 11/03/14(a)(b) (cost $3,414,030)		3,415	3,399,216

SHORT-TERM INVESTMENTS – 0.8%
Certificates of Deposit – 0.8%
Royal Bank of Canada NY 2.25%, 3/15/13 (cost $5,815,430)		5,817	5,957,998

Total Investments – 98.7% (cost $714,898,484)			717,445,289
Other assets less liabilities – 1.3%			9,362,066

Net Assets – 100.0%			$726,807,355

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	958	December 2011	$211,252,192	$210,954,595	$(297,597)
U.S. T-Note 5 Yr Futures	173	December 2011	21,191,895	21,189,797	(2,098)

Sold Contracts
U.S. T-Note 10 Yr Futures	209	December 2011	27,133,666	27,189,594	(55,928)

					$(355,623)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
State Street Bank and Trust Co.:
Canadian Dollar Settling 10/21/11	2,535	$2,555,392	$2,418,052	$137,340
New Zealand Dollar Settling 10/14/11	27,980	22,831,367	21,315,263	1,516,104

				$1,653,444

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the aggregate market value of these securities amounted to $72,857,925 or 10.0% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2011.

(c)	Variable rate coupon, rate shown as of September 30, 2011.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of September 30, 2011, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%

(e)	Illiquid security.

(f)	IO – Interest Only

18	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

Currency Abbreviations:

CAD – Canadian Dollar

NZD – New Zealand Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

FDIC – Federal Deposit Insurance Corporation

NCUA – National Credit Union Administration

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	19

Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2011

Assets
Investments in securities, at value	$717,445,289
Cash in bank	17,277,205 (a)
Receivables:
Dividends and interest	3,010,041
Investment securities sold	7,135,833
Capital shares sold	419,092
Unrealized appreciation of forward currency exchange contracts	1,653,444

Total assets	746,940,904

Liabilities
Payables:
Dividends to shareholders	205,534
Investment securities purchased	18,100,333
Capital shares redeemed	1,335,073
Management fee	271,376
Shareholder servicing fee	52,507
Margin owed to broker on futures contracts	26,914
Transfer Agent fee	739
Distribution fee	51,322
Accrued expenses	89,751

Total liabilities	20,133,549

Net Assets	$726,807,355

Cost of investments	$714,898,484

Net Assets Consist of:
Capital stock, at par	$61,123
Additional paid-in capital	754,178,477
Undistributed net investment income/(distributions in excess of net investment income)	(589,411)
Accumulated net realized gain (loss) on investment transactions	(30,642,449)
Net unrealized appreciation of:
Investments, futures and swap transactions	2,191,182
Foreign currency denominated assets and liabilities and other assets	1,608,433

$726,807,355

(a)	An amount of $512,946 has been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2011.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Assets and Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$629,602,697
Shares of capital stock outstanding	52,950,035

Net asset value and offering price per share	$11.89

Class A Shares
Net Assets	$67,805,726
Shares of capital stock outstanding	5,700,359

Net asset value and redemption price per share	11.89
Sales charge—4.25% of public offering price	0.53

Maximum offering price	$12.42

Class B Shares
Net Assets	$4,558,732
Shares of capital stock outstanding	383,400

Net asset value and offering price per share	$11.89

Class C Shares
Net Assets	$24,840,200
Shares of capital stock outstanding	2,089,681

Net asset value and offering price per share	$11.89

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	21

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

September 30, 2011

Investment Income
Income:
Interest		$11,431,552

Expenses:
Management fee (see Note 2A)	3,238,322
Shareholder servicing fee (see Note 2B)	624,052
Custodian fee	133,993
Transfer Agent fee—Non-Retail Class	21,888
Transfer Agent fee—Class A	62,931
Transfer Agent fee—Class B	7,474
Transfer Agent fee—Class C	27,501
Distribution fees—Class A	194,375
Distribution fees—Class B	54,433
Distribution fees—Class C	253,402
Registration fees	93,589
Printing fees	36,619
Directors’ fees and expenses	20,758
Auditing and tax fees	19,394
Legal fees	7,138
Miscellaneous	34,753

Total expenses	4,830,622
Less: expenses waived and reimbursed by the Distributor	(19,758)

Net expenses		4,810,864

Net investment income		6,620,688

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(2,224,906)
Futures transactions		(467,005)
Foreign currency transactions		(873,798)

Net realized loss on Investment transactions		(3,565,709)

Net change in unrealized appreciation/depreciation of:
Investments		1,969,075
Futures transactions		(492,822)
Foreign currency denominated assets and liabilities		1,608,433

Net change in unrealized appreciation/depreciation of investments		3,084,686

Net realized and unrealized loss on investment transactions		(481,023)

Net Increase in Net Assets Resulting from Operations		$6,139,665

See notes to financial statements.

22	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2011	Year Ended September 30, 2010
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,620,688	$9,161,607
Net realized loss on investment and foreign currency transactions	(3,565,709)	(1,948,995)
Net change in unrealized appreciation/depreciation of investments	3,084,686	16,414,892

Net increase in net assets resulting from operations	6,139,665	23,627,504
Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(7,507,885)	(9,102,416)
Class A	(567,406)	(929,771)
Class B	(10,760)	(65,264)
Class C	(58,504)	(226,965)

Total dividends to shareholders	(8,144,555)	(10,324,416)

Capital-Share Transactions:
Net proceeds from sales of shares	481,271,506	411,940,624
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	4,131,183	4,654,212

Total proceeds from shares sold	485,402,689	416,594,836
Cost of shares redeemed	(390,016,945)	(308,357,488)

Net increase in net assets from capital-share transactions	95,385,744	108,237,348

Net increase in net assets	93,380,854	121,540,436
Net Assets:
Beginning of period	633,426,501	511,886,065

End of period(a)	$726,807,355	$633,426,501

(a) Includes distributions in excess of net investment income of:	$(589,411)	$(85,678)

See notes to financials statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	23

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2011

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Short Duration Plus Portfolio commenced offering AllianceBernstein Short Duration Class A, Class B and Class C Shares on May 21, 2003 and Class R Shares on February 17, 2004 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). As of February 23, 2005, the Class R shares are no longer offered to shareholders. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts are valued using the closing settlement price

24	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the “Adviser” may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	25

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2011:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments—Treasuries	$	– 0	–	$369,138,286		$	– 0	–	$369,138,286
Asset-Backed Securities		– 0	–	114,656,968			9,273,835		123,930,803
Mortgage Pass-Through’s		– 0	–	84,739,822			– 0	–	84,739,822
Corporates—Investment Grades		– 0	–	53,206,127			– 0	–	53,206,127
Commercial Mortgage-Backed Securities		– 0	–	13,594,852			11,947,915		25,542,767
Agencies		– 0	–	21,451,074			– 0	–	21,451,074
Collateralized Mortgage Obligations		– 0	–	5,151,128			13,488,575		18,639,703
Inflation-Linked Securities		– 0	–	11,439,493			– 0	–	11,439,493
Governments—Sovereign Agencies		– 0	–	3,399,216			– 0	–	3,399,216
Short-Term Investments		– 0	–	5,957,998			– 0	–	5,957,998

Total Investments in Securities		– 0	–	682,734,964			34,710,325		717,445,289
Other Financial Instruments* :
Assets:
Forward Currency Exchange Contracts		– 0	–	1,653,444			– 0	–	1,653,444
Liabilities:
Futures Contracts		(355,623)		– 0	–		– 0	–	(355,623	)#

Total		$(355,623)		$684,388,408			$34,710,325		$718,743,110

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

26	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Asset-Backed Securities		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 9/30/10	$6,622,628		$6,389,732		$4,198,983
Accrued discounts/(premiums)	2,402		260		(331)
Realized gain (loss)	(4,251,342)		(867,265)		(2,429,240)
Change in unrealized appreciation/depreciation	4,799,779		1,829,435		2,532,358
Purchases	7,052,686		6,736,833		12,012,142
Sales	(4,952,318)		(2,141,080)		(3,196,128)
Transfers in to Level 3	– 0	–	– 0	–	370,791
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 9/30/11	$9,273,835		$11,947,915		$13,488,575

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11**	$44,276		$543,881		$(8,468)

	Total
Balance as of 9/30/10	$17,211,343
Accrued discounts/(premiums)	2,331
Realized gain (loss)	(7,547,847)
Change in unrealized appreciation/depreciation	9,161,572
Purchases	25,801,661
Sales	(10,289,526)
Transfers in to Level 3	370,791
Transfers out of Level 3	– 0	–

Balance as of 9/30/11	$34,710,325

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11**	$579,689

C. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	27

Notes to Financial Statements

positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. As of September 30, 2011, the Portfolio did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other

28	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio, due to foreign currency gain (loss) and paydown gain (loss), is reflected as an adjustment to the components of capital as of September 30, 2011, as shown below:

Increase (Decrease) to Additional Paid-in Capital	Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment Transactions
$ – 0 –	$1,020,134	$(1,020,134)

H. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an investment management fee at an annual rate of .45% of the first $750 million and .40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”),

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $40,107 for the year ended September 30, 2011.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. Effective February 1, 2011, the Distributor voluntarily waived .10 of 1% to limit the fees to .90 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. Such waiver amounted to $19,758. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and

30	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $38,621 and $851,896 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

Class A Shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $3,509 from the sales of Class A shares and received $14,142, $3,503 and $1,509 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the year ended September 30, 2011.

Brokerage commissions paid on investment transactions for the year ended September 30, 2011 amounted to $16,297, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2011, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$286,030,077	$179,707,262
U.S. government securities	555,948,005	514,963,461

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$714,913,180

Gross unrealized appreciation	$5,047,219
Gross unrealized depreciation	(2,515,110)

Net unrealized appreciation	$2,532,109

B. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The

32	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on an exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2011, the Portfolio held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the year ended September 30, 2011, the Portfolio held forward currency exchange contracts for hedging purposes.

Forward contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

At September 30, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,653,444
Interest rate contracts			Margin due from/owed to broker on futures contracts	$355,623	*

Total		$1,653,444		$355,623

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,159,379	$1,653,444

Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/ depreciation of futures transactions	(467,005)	(492,822)

Total		$692,374	$1,160,622

34	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

For the year ended September 30, 2011, the average monthly original value of future contracts was $161,587,679. For seven months of the year, the average monthly principal amount of foreign currency exchange contracts was $66,914,806.

C. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended September 30, 2011, the Portfolio had no transactions in dollar rolls.

E. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2011, the average amount of reverse repurchase agreements outstanding for the Portfolio was $137,271 and the daily weighted average annualized interest rate was (0.25)%. During the period, the Portfolio received net interest payment from counterparties.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$8,144,555	$10,324,416

Total distributions paid	$8,144,555	$10,324,416

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Ordinary income	$1,269,567
Accumulated capital and other gains (losses)(a)	(30,983,378)
Unrealized appreciation/(depreciation)(b)	2,487,098

Total accumulated earnings/(deficit)(c)	$(27,226,713)

(a)

On September 30, 2011, the Portfolio had a net capital loss carry forward of $24,858,893, of which $3,594,854 expires in the year 2013, $6,491,604 expires in the year 2014, $4,022,522 expires in the year 2015, $920,045 expires in the year 2016, $5,807,512 expires in the year 2017, $1,960,592 expires in the year 2018, and $2,061,764 expires in the year 2019. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2011, the Portfolio elected to defer post-October capital losses of $5,301,219. The Portfolio also deferred $823,266 in straddle losses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the mark to market of futures contracts.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to current year dividends payable.

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Riskier than a Money-Market Fund—The Portfolio invests in securities with longer maturities and in some cases lower quality than the assets of the type of

36	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment Risk—Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Derivatives Risk–The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	37

Notes to Financial Statements

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio then if the Portfolio were not leveraged, but may also adversely affect returns particularly if the market is declining.

Indemnification Risk–In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1 billion shares to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered). Share transactions for the Portfolio for the years ended September 30, 2011 and September 30, 2010, were as follows:

	Shares		Amount
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

Short Duration Plus Class Shares
Shares sold	36,554,682	31,128,348	$435,700,586	$366,959,735

Shares issued to shareholders on reinvestment of dividends	300,869	303,747	3,585,750	3,578,772

Shares redeemed	(28,747,848)	(23,010,588)	(342,510,638)	(271,221,074)

Net increase	8,107,703	8,421,507	96,775,698	99,317,433

Beginning of period	44,842,332	36,420,825	553,778,530	454,461,097

End of period	52,950,035	44,842,332	$650,554,228	$553,778,530

38	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

Class A Shares
Shares sold	3,036,869	2,704,783	$36,225,270	$31,861,763

Shares issued to shareholders on reinvestment of dividends	40,513	70,045	483,005	825,215

Shares converted from Class B	75,683	155,146	902,212	1,831,735

Shares redeemed	(2,923,147)	(2,064,755)	(34,835,723)	(24,345,665)

Net increase	229,918	865,219	2,774,764	10,173,048

Beginning of period	5,470,441	4,605,222	68,378,352	58,205,304

End of period	5,700,359	5,470,441	$71,153,116	$68,378,352

Class B Shares
Shares sold	103,096	158,256	$1,228,535	$1,866,889

Shares issued to shareholders on reinvestment of dividends	810	4,681	9,649	55,022

Shares converted to Class A	(75,696)	(155,182)	(902,212)	(1,831,735)

Shares redeemed	(193,272)	(224,684)	(2,302,585)	(2,642,612)

Net decrease	(165,062)	(216,929)	(1,966,613)	(2,552,436)

Beginning of period	548,462	765,391	8,314,537	10,866,973

End of period	383,400	548,462	$6,347,924	$8,314,537

Class C Shares
Shares sold	605,602	799,656	$7,214,903	$9,420,502

Shares issued to shareholders on reinvestment of dividends	4,429	16,604	52,779	195,203

Shares redeemed	(794,881)	(705,885)	(9,465,787)	(8,316,402)

Net increase (decrease)	(184,850)	110,375	(2,198,105)	1,299,303

Beginning of period	2,274,531	2,164,156	28,382,219	27,082,916

End of period	2,089,681	2,274,531	$26,184,114	$28,382,219

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	39

Notes to Financial Statements

NOTE 7.

Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

40	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2011	2010		2009	2008		2007

Net asset value, beginning of period	$ 11.92	$ 11.65		$ 11.46	$ 12.24		$ 12.31

Income From Investment Operations
Investment income, net†	.08	.16		.31	.43		.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	.30		.21	(.77)		(.05)

Total from investment operations	.07	.46		.52	(.34)		.46

Less Dividends:
Dividends from taxable net investment income	(.10)	(.19)		(.33)	(.44)		(.53)

Net asset value, end of period	$ 11.89	$ 11.92		$ 11.65	$ 11.46		$ 12.24

Total return(a)	.63%	3.95	%**	4.61%	(2.83	)%**	3.80%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$67,806	$65,233		$53,643	$33,197		$40,444
Average net assets (000 omitted)	$64,792	$59,630		$44,395	$36,957		$37,096
Ratio to average net assets of:
Expenses	.92%	.94	%(b)	.99%	.96%		.98%
Net investment income	.67%	1.35	%(b)	2.72%	3.60%		4.21%
Portfolio turnover rate	99%	107%		176%	116%		127%

See footnote summary on page 43.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended September 30,
	2011		2010		2009	2008		2007

Net asset value, beginning of period	$ 11.92		$ 11.64		$ 11.45	$ 12.24		$ 12.31

Income From Investment Operations
Investment income (loss), net†	(.00	)(c)(d)	.08		.23	.34		.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)		.30		.20	(.77)		(.06)

Total from investment operations	(.01)		.38		.43	(.43)		.37

Less: Dividends
Dividends from taxable net investment income	(.02)		(.10)		(.24)	(.36)		(.44)

Net asset value, end of period	$ 11.89		$ 11.92		$ 11.64	$ 11.45		$ 12.24

Total return(a)	(.05)%		3.27	%**	3.86%	(3.59	)%**	3.09%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4,559		$6,538		$8,913	$9,125		$10,791
Average net assets (000 omitted)	$5,443		$7,381		$10,523	$9,304		$13,539
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%		1.69	%(b)	1.72%	1.66%		1.68%
Expenses, before waivers/ reimbursements	1.66%		1.69	%(b)	1.72%	1.66%		1.68%
Net investment income (loss)	(.01	)%(c)	.72	%(b)	2.02%	2.91%		3.48%
Portfolio turnover rate	99%		107%		176%	116%		127%

See footnote summary on page 43.

42	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2011		2010		2009	2008		2007

Net asset value, beginning of period	$ 11.92		$ 11.64		$ 11.45	$ 12.23		$ 12.30

Income From Investment Operations
Investment income, net†	.00	(c)(d)	.08		.24	.34		.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.00	)(d)	.30		.20	(.76)		(.06)

Total from investment operations	(.00	)(d)	0.38		0.44	(0.42)		0.37

Less: Dividends
Dividends from taxable net investment income	(.03)		(.10)		(.25)	(.36)		(.44)

Net asset value, end of period	$ 11.89		$ 11.92		$ 11.64	$ 11.45		$ 12.23

Total return(a)	(.02)%		3.31	%**	3.88%	(3.52	)%**	3.09%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$24,840		$27,105		$25,193	$16,176		$14,772
Average net assets (000 omitted)	$25,340		$26,317		$24,703	$14,051		$15,989
Ratio to average net assets of:
Expenses, net of waivers reimbursements	1.57%		1.65	%(b)	1.70%	1.66%		1.69%
Expenses, before waivers/ reimbursements	1.63%		1.65	%(b)	1.70%	1.66%		1.69%
Net investment income	.02	%(c)	.66	%(b)	2.04%	2.89%		3.49%
Portfolio turnover rate	99%		107%		176%	116%		127%

†	Based on average shares outstanding.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

(c)	Net of fees and expenses waived by Distributor.

(d)	Amount is less than $0.005.

**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended September 30, 2010 and September 30, 2008 by 0.01% and 0.05%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	43

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein Short Duration Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Plus Portfolio (one of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Short Duration Retail Class shares for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2011

44	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2011. For foreign shareholders, 84.04% of ordinary income dividends paid by the Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	45

Tax Information

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Dianne F. Lob, President

Bart Friedman(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein Short Duration Portfolio, Classes A, B and C shares only.

46	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Dianne F. Lob, ** 1345 Avenue of the Americas, New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2006. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None

DISINTERESTED DIRECTORS***
Thomas B. Stiles, II, # ^ 71 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	47

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # 66 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2006.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy; and Allied World Assurance Holdings

William Kristol, # 58 (1994)	Editor, The Weekly Standard since prior to 2006. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry, # 60 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Rating Groups. Moody’s Corp., from 1996 to 1999. Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Korn/Ferry International; Bank of America Funds Series Trust; Dean’s Advisory Board of Wisconsin School of Business; Committee for Economic Development; CNO Financial Group, Inc. since prior to 2006 until 2011; and MBIA Inc. since prior to 2006 until March 2008

48	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Donald K. Peterson, # 62 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; and Committee for Economic Development

Rosalie J. Wolf, # 70 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust and Mobil Oil Corporation.	18	TIAA-CREFF and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Lob is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	49

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Dianne F. Lob, 57	President	See biography above.

Philip L. Kirstein, 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2006.

Joseph J. Mantineo, 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The	Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

50	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	The Senior Officer’s evaluation, excluding the conclusion, was completed and provided to the Board of Directors on October 4, 2011 and discussed with the Board on October 11, 2011. The conclusion was completed and provided to the Board on October 19, 2011. The full evaluation was discussed with the Board of Directors on October 19- 20, 2011.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	51

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The proposed advisory fee schedules did not contain any changes from the previous year.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

52	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Advisory Fee Based on % of Average Daily Net Assets
Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2011 and September 30, 2010 are set forth below:

Portfolio	09/30/11 Net Assets ($MM)	09/30/10 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,590.7	$4,860.5	$-1,269.8
International Portfolio	1,508.5	2,096.6	-588.1
Emerging Markets Portfolio	1,250.0	1,917.6	-667.7
U.S. Government Short Duration Portfolio	130.6	163.7	-33.1
Short Duration Plus Portfolio	727.6	633.4	94.2
Intermediate Duration Portfolio	5,197.1	5,377.2	-180.1
Short Duration California Municipal Portfolio	119.1	145.5	-26.4
Short Duration Diversified Municipal Portfolio	418.0	592.9	-174.9
Short Duration New York Municipal Portfolio	158.6	273.4	-114.9
California Municipal Portfolio	1,113.5	1,177.1	-63.5
Diversified Municipal Portfolio	5,558.1	5,574.4	-16.3
New York Municipal Portfolio	1,830.5	1,971.8	-141.3

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee schedule changes made since October 2004 for each

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	53

Portfolio. It should be noted that the estimated fees are based on September 30, 2011 net assets:

EFFECTIVE ADVISORY FEES BASED ON OCTOBER 2004 FEE SCHEDULE VS. CURRENT FEE SCHEDULE

Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.928%	0.871%	0.057%
International Portfolio	0.966%	0.900%	0.066%
Emerging Markets Portfolio	1.225%	1.150%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.460%	0.437%	0.023%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.495%	0.495%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	0.028%
New York Municipal Portfolio	0.477%	0.477%	0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ending March 31, 2011:

Portfolio	Semi-Annual Period Ending 03/31/11 Total Expense Ratio[5]
Tax-Managed International Portfolio	Private Client	1.13%
	Class A	1.74%
	Class B	2.50%
	Class C	2.44%

International Portfolio	Private Client	1.18%
	Class A	1.62%
	Class B	2.40%
	Class C	2.35%

Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.64%

Short Duration Plus Portfolio	Private Client	0.61%
	Class A	0.92%
	Class B	1.63%
	Class C	1.60%

Intermediate Duration Portfolio	Private Client	0.56%

Short Duration California Municipal Portfolio	Private Client	0.65%

Short Duration Diversified Municipal Portfolio	Private Client	0.61%

5	Annualized.

54	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Semi-Annual Period Ending 03/31/11 Total Expense Ratio
Short Duration New York Municipal Portfolio	Private Client	0.62%

California Municipal Portfolio	Private Client	0.63%
	Class A	0.90%
	Class B	1.60%
	Class C	1.60%

Diversified Municipal Portfolio	Private Client	0.55%
	Class A	0.79%
	Class B	1.52%
	Class C	1.49%

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.83%
	Class B	1.57%
	Class C	1.53%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	55

assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.6 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2011 net assets.7

Portfolio	Net Assets 09/30/11 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,590.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.871%

International Portfolio	$1,508.5	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.900%

Emerging Markets Portfolio	$1,250.0	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.150%

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

56	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Net Assets 09/30/11 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Government Short Duration Portfolio[8]	$130.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.204%	0.450%

Short Duration Plus Portfolio	$727.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.135%	0.450%

Intermediate Duration Portfolio	$5,197.1	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.437%

Short Duration California Municipal Portfolio	$119.1	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.209%	0.450%

Short Duration Diversified Municipal Portfolio	$418.0	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.157%	0.450%

Short Duration New York Municipal Portfolio	$158.6	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.194%	0.450%

8	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	57

Portfolio	Net Assets 09/30/11 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
California Municipal Portfolio	$1,113.5	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.495%

Diversified Municipal Portfolio	$5,558.1	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,830.5	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.477%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.9 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplate eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the

9	Group peers selected by Lipper from the 2011 Lipper 15(c) Report.

58	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ABMF funds been applicable to the Portfolios versus the Portfolios’ advisory fees based on the September 30, 2011 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	Int’l.	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.720%	0.871%

International Portfolio	Int’l.	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.900%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.150%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.472%	0.437%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.495%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.417%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.477%

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	59

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2011 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.900%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.900%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.990%	1.150%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”)—Intermediate Duration Institutional Portfolio[10]	50 bp on 1st 1 billion 45 bp on the balance	0.419%	0.437%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[11]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70 0.90	% %

Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.75 0.95	% %

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative

10	It should be noted that SCB II’s fund expenses are capped at 0.45%.

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

60	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F/FB12,[13]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[12,13]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A/B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2011 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[14]	0.40% on the first $50 million 0.31% on the next $950 million 0.27% on the next $1 billion 0.25% on the balance	0.299%	0.900%

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
	Client #2[14]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.583%	0.900%

12	The ITM fund is privately placed or institutional.

13	The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

14	Assets of the sub-advised funds are aggregated with other sub-advised funds for purposes of calculating the advisory fee.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	61

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)		Portfolio Advisory Fee (%)
	Client #3	0.60% of average daily net assets	0.600%		0.900%

	Client #4	0.50% of average daily net assets	0.500%		0.900%

	Client #5[14]	0.50% on 1st $100 million 0.46% on next $300 million 0.41% on the balance	0.426%		0.900%

	Client #6	0.72% on the first $25 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.372%		0.900%

	Client #7	0.36% of average daily net assets	0.360%		0.900%

	Client #8	0.35% on the first $1 billion 0.325 % on the balance	0.342%		0.900%

	Client #9	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee (v. ACWI ex U.S.)	0.207%	[15]	0.900%

Emerging Markets Portfolio	Client #10	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.478%		1.150%

Intermediate Duration Portfolio	Client #11	0.29% on first $100 million 0.20% thereafter	0.217%		0.437%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would

15	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

62	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.16 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,17 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)18 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,19 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the

16	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those chal-lenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

17	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

18	Lipper does not consider average account size when constructing EGs. Funds with rela-tively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

19	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	63

universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.20

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[21]	0.858	0.837	13/21
International Portfolio[21]	0.887	0.880	11/18
Emerging Markets Portfolio	1.119	1.068	12/18
U.S. Government Short Duration Portfolio	0.450	0.454	7/14
Short Duration Plus Portfolio	0.450	0.450	9/17
Intermediate Duration Portfolio	0.436	0.462	6/16
Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9
Short Duration Diversified Municipal Portfolio	0.450	0.473	5/11
Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9
California Municipal Portfolio[21]	0.493	0.500	6/14
Diversified Municipal Portfolio	0.433	0.432	8/13
New York Municipal Portfolio[21]	0.477	0.496	6/14

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[23]	1.134	1.167	10/21	1.267	139/393
International Portfolio[23]	1.175	1.224	7/18	1.267	155/393
Emerging Markets Portfolio	1.440	1.407	10/18	1.500	84/205
U.S. Government Short Duration Portfolio	0.635	0.750	3/14	0.688	20/51
Short Duration Plus Portfolio	0.616	0.687	5/17	0.639	62/135
Intermediate Duration Portfolio	0.559	0.770	2/16	0.719	79/307
Short Duration California Municipal Portfolio[23]	0.652	0.724	4/9	0.685	7/14
Short Duration Diversified Municipal Portfolio	0.615	0.615	6/11	0.551	31/50

20	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22	The total expense ratios are for the most recently completed fiscal year Private Client Class.

23	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

64	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration New York Municipal Portfolio[23]	0.611	0.724	4/9	0.685	5/14
California Municipal Portfolio[23]	0.626	0.732	3/14	0.700	36/111
Diversified Municipal Portfolio[23]	0.560	0.606	6/13	0.632	27/86
New York Municipal Portfolio[23]	0.608	0.743	2/14	0.700	31/111

Based on this analysis, the Portfolios have a lower contractual management fee than each of their respective EG medians with the exception of the Equity Portfolios and Diversified Municipal Portfolio, which have higher contractual management fees, and Short Duration Plus Portfolio, Short Duration California Municipal Portfolio and Short Duration New York Municipal Portfolio, which have contractual management fees equal to their respective EG medians.

Except for Emerging Markets Portfolio, which has a higher total expense ratio compared to its EG median, and Short Duration Diversified Municipal Portfolio, which has an expense ratio equal to its respective EG median, the Portfolios have a lower total expense ratio compared to their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of U.S. Government Short Duration Portfolio, the Adviser’s profitability, excluding administrating and servicing fees (A&S), decreased for the Portfolios during calendar year 2010, relative to 2009.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	65

assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2010:24

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$12,511,828
International Portfolio	$5,498,544
Emerging Markets Portfolio	$4,821,303
U.S. Government Short Duration Portfolio	$175,298
Short Duration Plus Portfolio	$481,956
Intermediate Duration Portfolio	$5,305,650
Short Duration California Municipal Portfolio	$127,870
Short Duration Diversified Municipal Portfolio	$556,819
Short Duration New York Municipal Portfolio	$262,227
California Municipal Portfolio	$1,163,905
Diversified Municipal Portfolio	$5,176,769
New York Municipal Portfolio	$1,752,608

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and for all share classes of the Portfolios, commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2011, except for Short Duration Plus Portfolio and New York Municipal Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

Net Assets 09/30/11 ($MM)
Portfolio	Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.11%
International Portfolio	1.02%
Short Duration Plus Portfolio	15.60%
California Municipal Portfolio	6.12%
Diversified Municipal Portfolio	7.95%
New York Municipal Portfolio	11.43%

24	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

66	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2010:

Portfolio	Amount Received
Tax-Managed International Portfolio	$348
International Portfolio	$665
Short Duration Plus Portfolio	$8,219
California Municipal Portfolio	$29
Diversified Municipal Portfolio	$3,208
New York Municipal Portfolio	$327

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2010:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$30,960	$4,345
International Portfolio	$155,987	$5,619
Short Duration Plus Portfolio	$515,869	$28,542
California Municipal Portfolio	$339,094	$7,508
Diversified Municipal Portfolio	$1,322,728	$29,578
New York Municipal Portfolio	$806,170	$14,673

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability (excluding omnibus sub-recordkeeping and networking payments to financial intermediaries from both revenues and expenses)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	67

decreased in 2010 in comparison to 2009. During the fiscal year ended September 30, 2010, ABIS received the following fees from the retail classes of the Portfolios:25

Portfolio	ABIS Fee
Tax-Managed International Portfolio	$17,946
International Portfolio	$25,782
Short Duration Plus Portfolio	$45,897
California Municipal Portfolio	$17,927
Diversified Municipal Portfolio	$36,621
New York Municipal Portfolio	$21,654

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from future business conducted with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,26 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the Portfolios’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

26	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

68	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

At the September 2007 Board of Directors meeting, an independent consultant retained by the Senior Officer, provided the Board of Directors an update of the Deli27 study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $433 billion as of August 31, 2011, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios30 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)31 for the periods ended June 30, 2011.32 Also shown are the gross performance rankings of the Portfolios.

27	The Deli study, originally published in 2002 based on 1997 data and updated for the September 2007 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

28	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

29	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30	The gross performance returns are for the Private Client class shares of the Portfolios.

31	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

32	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	69

Tax-Managed International Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	27.28	30.74	32.74	7/8	267/280
3 year	-7.10	-2.00	-0.97	8/8	239/244
5 year	-2.28	1.87	2.50	7/7	199/200
10 year	4.85	5.41	6.10	5/5	105/119

International Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	27.38	34.46	32.74	5/6	265/280
3 year	-7.20	-1.65	-0.97	6/6	243/244
5 year	-2.12	1.37	2.50	5/5	197/200
10 year	5.02	5.00	6.10	1/3	98/119
Emerging Markets Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	29.35	29.18	29.43	9/18	151/297
3 year	2.68	4.93	3.55	10/17	133/209
5 year	10.39	11.33	11.31	12/15	110/146
10 year	19.41	16.82	17.31	1/9	15/88

U.S. Government Short Duration Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.79	1.95	2.13	10/14	42/64
3 year	3.14	3.32	3.74	10/14	43/58
5 year	4.14	4.43	4.49	10/14	37/54
10 year	3.87	3.89	4.03	7/11	28/45

Short Duration Plus Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.48	3.77	3.59	17/17	153/180
3 year	3.55	5.05	4.65	16/16	123/152
5 year	3.41	4.99	4.87	16/16	110/125
10 year	3.59	4.29	4.21	12/12	73/79

Intermediate Duration Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	6.49	6.13	5.98	6/16	152/433
3 year	8.51	8.51	8.00	8/16	117/363
5 year	7.48	7.43	7.30	7/16	106/289
10 year	6.27	6.48	6.24	8/11	94/199

70	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Short Duration California Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.43	3.39	2.02	6/7	10/15
3 year	2.87	4.92	3.97	6/7	13/14
5 year	3.44	4.62	4.62	6/7	8/9
10 year	2.99	4.20	4.20	4/4	6/6

Short Duration Diversified Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.66	2.48	2.19	9/11	58/66
3 year	2.91	3.50	3.53	9/10	36/49
5 year	3.46	3.63	3.71	8/10	27/42
10 year	3.21	3.21	3.39	3/5	18/27

Short Duration New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.66	2.21	3.55	3/3	5/5
3 year	2.80	3.29	5.10	3/3	5/5
5 year	3.39	3.79	4.77	3/3	5/5
10 year	3.08	3.59	4.21	3/3	5/5

California Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.97	3.99	4.10	4/5	18/27
3 year	5.36	5.36	5.10	3/5	9/23
5 year	5.02	5.02	4.91	3/5	8/22
10 year	4.44	4.70	4.44	3/3	9/17

Diversified Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.85	4.04	4.41	9/13	81/118
3 year	5.39	5.71	5.89	10/12	76/92
5 year	5.07	5.08	5.27	8/11	59/83
10 year	4.57	4.89	4.96	9/9	50/57

New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.78	3.78	3.77	3/5	9/20
3 year	5.40	5.64	5.68	4/5	13/18
5 year	5.09	5.15	5.25	4/5	13/17
10 year	4.59	4.64	4.85	3/4	10/13

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	71

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)33 versus their benchmarks.34

	Periods Ending June 30, 2011 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	25.85	-8.15	-3.38	3.62	6.43
MSCI EAFE Index[35]	30.36	-1.77	1.48	5.66	6.38
Inception Date: June 22,1992

International Portfolio	25.89	-8.29	-3.27	3.74	3.33
MSCI EAFE Index	30.36	-1.77	1.48	5.66	3.56
Inception Date: April 30, 1999

Emerging Markets Portfolio	27.50	1.20	8.76	17.53	9.68
MSCI Emerging Markets Index	27.80	4.22	11.42	16.20	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	1.15	2.48	3.42	3.12	4.87
Bank of America/Merrill Lynch 1-3 Year Treasury Index	1.34	2.80	4.14	3.61	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	1.85	2.91	2.76	2.91	4.96
Bank of America/Merrill Lynch 1-3 Year Treasury Index	1.34	2.80	4.14	3.61	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	5.95	7.92	6.88	5.65	6.84
Barclays Capital U.S. Aggregate Bond Index	3.90	6.46	6.52	5.74	7.22
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.77	2.20	2.73	2.23	2.98
Barclays Capital 1 Year Municipal Bond Index[35]	1.32	2.69	3.34	2.82	3.62
Inception Date: October 3, 1994

33	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

34	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2011.

35	Benchmark since inception performance is as of the closed month end after the Portfolio’s actual inception date.

72	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

	Periods Ending June 30, 2011 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration Diversified Municipal Portfolio	1.03	2.28	2.81	2.53	3.20
Barclays Capital 1 Year Municipal Bond Index[35]	1.32	2.69	3.34	2.82	3.62
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	1.04	2.16	2.72	2.37	3.03
Barclays Capital 1 Year Municipal Bond Index[35]	1.32	2.69	3.34	2.82	3.62
Inception Date: October 3, 1994

California Municipal Portfolio	3.32	4.70	4.37	3.78	4.88
Barclays Capital 5 Year GO Municipal Index[35]	4.17	6.15	5.63	4.75	5.61
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.27	4.80	4.48	3.95	5.12
Barclays Capital 5 Year GO Municipal Index[35]	4.17	6.15	5.63	4.75	5.70
Inception Date: January 9, 1989

New York Municipal Portfolio	3.15	4.76	4.45	3.94	5.14
Barclays Capital 5 Year GO Municipal Index[35]	4.17	6.15	5.63	4.75	5.70
Inception Date: January 9, 1989

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	73

CONCLUSION:

As a result of negotiations conducted between the Board of Directors and the Adviser prior to the October 20, 2011 Board meeting, the proposed advisory fee schedules for the Equity Portfolios were amended to include a five basis point investment advisory fee waiver by the Adviser effective November 1, 2011 through October 31, 2012:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets
Tax-Managed International Portfolio	First $1 billion	0.875%
	Next $3 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.700%
	Next $2 billion	0.600%
	On the balance	0.550%

International Portfolio	First $1 billion	0.875%
	Next $3 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.700%
	On the balance	0.600%

Emerging Markets Portfolio	First $1 billion	1.125%
	Next $1 billion	1.000%
	Next $1 billion	0.950%
	Next $3 billion	0.850%
	On the balance	0.800%

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 14th, 2011

74	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

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Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

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Alternatives

Market Neutral Strategy-Global

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Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	75

AllianceBernstein Family of Funds

NOTES

76	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0151-0911

ANNUAL REPORT

AllianceBernstein Intermediate Municipal Portfolios

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

September 30, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 16, 2011 (unaudited)

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Intermediate Municipal Portfolios: California, Diversified and New York (the “Portfolios”) for the annual reporting period ended September 30, 2011.

Investment Objectives and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Portfolio, California state taxes and, in the case of the Intermediate New York Portfolio, New York state and local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the Intermediate California and Intermediate New York Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

The Intermediate California Portfolio and Intermediate New York Portfolio each may also invest up to 20% of its net assets in fixed-income securities of U.S.

issuers that are not municipal securities if, in the opinion of the Adviser, these securities will enhance the after-tax return for California investors and New York investors, respectively. The Intermediate Diversified Portfolio may invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Intermediate Diversified Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions. The Intermediate California and Intermediate New York Portfolios are non-diversified, meaning they can invest more of their assets in a fewer number of issuers.

The Portfolios may use derivatives, such as options, futures, forwards and swaps.

Investment Results

The tables on pages 6-8 show performance for each Portfolio compared to its national benchmark, the Barclays Capital (BC) 5-Year General Obligation (GO) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2011. Performance for the Portfolios’ peer group, as represented by the Lipper Short & Intermediate Term Blended Municipal Fund Debt Average (the “Lipper Average”) has also been included. Funds in the Lipper Average have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

Class A shares of the Portfolios underperformed their benchmark, for the 12-month period ended September 30, 2011, before sales charges. For the six-month period, Class A shares of the Intermediate Diversified Municipal and Intermediate New York Municipal Portfolios underperformed the benchmark, while the Intermediate California Municipal Portfolio outperformed, before sales charges. The Portfolios outperformed their Lipper Average for the six-month period. The Intermediate Diversified Municipal Portfolio outperformed for the 12-month period, while the Intermediate California Municipal and Intermediate New York Municipal Portfolios underperformed.

Underperformance versus the benchmark for the 12-month period was largely due to maturity selection. All three Portfolios have more exposure to short- and long-term bonds than the benchmark, which consists of bonds maturing in the four- to six-year range. A concentrated-maturity portfolio outperformed both laddered-maturity (which is comprised of several bonds, each with a successively longer term to maturity) and barbelled-maturity (which involves selecting only bonds with short- and long-term maturities) structures over the 12-month period. While the Portfolios are less concentrated than the benchmark with respect to maturity construction, they have more short- and longer-term bonds than in the past in response to the current very steep municipal yield curve. An overweight position in revenue bonds and an underweight position in pre-refunded bonds contributed positively to relative performance, but not enough to offset maturity selection. With respect to the

Portfolios’ performance versus the Lipper Average, yield curve positioning (maturity distribution of the Portfolio) contributed positively as the Portfolios’ owned more five- to 10-year bonds than their peers.

For the six-month period, yield curve positioning was the primary positive contributor followed by sector allocation relative to the benchmark and peer group. Security selection modestly detracted from relative performance.

The Intermediate Diversified Municipal Portfolio held interest rate swap contracts for hedging purposes, during the 12-month period ended September 30, 2011.

Market Review and Investment Strategy

With the investor panic about defaults sweeping the nation having subsided, the municipal bond market rallied over the six-month period ended September 30, 2011, gaining strength from very tight supply and continued improved tax collections. New municipal bond issuance was down sharply in the first nine months of 2011 as compared with the same period in 2010—the lowest level of municipal bond issuance in a decade. Mayors and governors were reluctant to commit to large capital expenditures while they were slashing their operating budgets. Nevertheless, the need to issue bonds to fund critical capital improvements grew, which points to increased issuance ahead.

The Municipal Bond Investment Team (the “Team”) estimates that state tax revenues climbed to the point where they are 70% back to their peak

2	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

reached in September 2008, after the largest drop seen. State and local tax collections are highly correlated with the rate of economic growth. Uncertainty surrounding the domestic economic outlook due to the deteriorating economic outlook for Europe, coupled with the fallout of their debt crisis worked together during the summer to cloud the outlook for tax collections going forward. Fortunately, for fiscal year 2012, most states were conservative in budgeting revenue increases.

While the change in the tax collections of state and local governments is currently highly uncertain, the Team doesn’t envision a rash of defaults should tax collections be less than expected. States and municipalities continued to face their most serious fiscal difficulties since the Great Depression, but, in general, substantial progress was made during the summer to balance their budgets, reducing the risk of widespread defaults.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

HISTORICAL PERFORMANCE

(unaudited)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged BC 5-Year GO Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BC 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Intermediate California Municipal Portfolio’s investments in California municipal securities may be vulnerable to events adversely affecting its economy. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voter- passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. In addition, state expenditures are difficult to reduce because of constitutional provisions

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

that require a minimum level of spending, for certain government programs, such as education. California’s economy may also be affected by natural disasters, such as earthquakes or fires. The Intermediate New York Municipal Portfolio’s investments in New York municipal securities may be vulnerable to events adversely affecting its economy. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services sector contributing over one-fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher in- come from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Diversification Risk: The Intermediate California Municipal and Intermediate New York Municipal Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of its assets in a smaller number of issuers.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are more fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Intermediate California Municipal Portfolio
Class A	4.70%	2.50%

Class B*	4.34%	1.79%

Class C	4.34%	1.79%

BC 5-Year GO Municipal Index	4.62%	3.53%

Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	4.20%	2.56%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

2/1/02* TO 9/30/11

*	Since inception of the Portfolio’s Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate California Municipal Portfolio Class A shares (from 2/1/02* to 9/30/11) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Intermediate Diversified Municipal Portfolio
Class A	4.47%	2.79%

Class B*	4.09%	1.97%

Class C	4.11%	2.07%

BC 5-Year GO Municipal Index	4.62%	3.53%

Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	4.20%	2.56%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

2/1/02* TO 9/30/11

*	Since inception of the Portfolio’s Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Diversified Municipal Portfolio Class A shares (from 2/1/02* to 9/30/11) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Intermediate New York Municipal Portfolio
Class A	4.32%	2.50%

Class B*	3.94%	1.75%

Class C	3.95%	1.78%

BC 5-Year GO Municipal Index	4.62%	3.53%

Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	4.20%	2.56%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

2/1/02* TO 9/30/11

*	Since inception of the Portfolio’s Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate New York Municipal Portfolio Class A shares (from 2/1/02* to 9/30/11) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2011
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			1.37%	2.35%
1 Year	2.50%	-0.58%
5 Years	4.00%	3.36%
Since Inception*	3.50%	3.17%

Class B Shares			0.70%	1.20%
1 Year	1.79%	-1.16%
5 Years(a)	3.26%	3.26%
Since Inception*	3.05%	3.05%

Class C Shares			0.71%	1.22%
1 Year	1.79%	0.80%
5 Years	3.28%	3.28%
Since Inception*	2.78%	2.78%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-0.58%
5 Years	3.36%
Since Inception*	3.17%

Class B Shares
1 Year	-1.16%
5 Years(a)	3.26%
Since Inception*	3.05%

Class C Shares
1 Year	0.80%
5 Years	3.28%
Since Inception*	2.78%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.87%, 1.61% and 1.58% for Class A, Class B and Class C, shares, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 2/1/02.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2011.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2011
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			0.98%	1.51%
1 Year	2.79%	-0.33%
5 Years	4.11%	3.48%
Since Inception*	3.66%	3.33%

Class B Shares			0.25%	0.38%
1 Year	1.97%	-1.01%
5 Years(a)	3.38%	3.38%
Since Inception*	3.21%	3.21%

Class C Shares			0.30%	0.46%
1 Year	2.07%	1.08%
5 Years	3.39%	3.39%
Since Inception*	2.94%	2.94%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-0.33%
5 Years	3.48%
Since Inception*	3.33%

Class B Shares
1 Year	-1.01%
5 Years(a)	3.38%
Since Inception*	3.21%

Class C Shares
1 Year	1.08%
5 Years	3.39%
Since Inception*	2.94%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.79%, 1.53% and 1.50% for Class A, Class B and Class C shares, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 2/1/02.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2011.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2011
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			0.95%	1.61%
1 Year	2.50%	-0.58%
5 Years	4.04%	3.41%
Since Inception*	3.67%	3.34%

Class B Shares			0.24%	0.41%
1 Year	1.75%	-1.23%
5 Years(a)	3.30%	3.30%
Since Inception*	3.21%	3.21%

Class C Shares			0.28%	0.47%
1 Year	1.78%	0.79%
5 Years	3.32%	3.32%
Since Inception*	2.95%	2.95%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-0.58%
5 Years	3.41%
Since Inception*	3.34%

Class B Shares
1 Year	-1.23%
5 Years(a)	3.30%
Since Inception*	3.21%

Class C Shares
1 Year	0.79%
5 Years	3.32%
Since Inception*	2.95%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.85%, 1.59% and 1.55% for Class A, Class B and Class C shares, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 2/1/02.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2011.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 4-5.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate California Municipal

	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,047.00	$4.46	0.87%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%
Class B
Actual	$1,000	$1,043.40	$8.09	1.58%
Hypothetical**	$1,000	$1,017.15	$7.99	1.58%
Class C
Actual	$1,000	$1,043.40	$8.09	1.58%
Hypothetical**	$1,000	$1,017.15	$7.99	1.58%

12	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Intermediate Diversified Municipal Portfolio

	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,044.70	$4.05	0.79%
Hypothetical**	$1,000	$1,021.11	$4.00	0.79%
Class B
Actual	$1,000	$1,040.90	$7.83	1.53%
Hypothetical**	$1,000	$1,017.40	$7.74	1.53%
Class C
Actual	$1,000	$1,041.10	$7.62	1.49%
Hypothetical**	$1,000	$1,017.60	$7.54	1.49%

Intermediate New York Municipal

	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,043.20	$4.30	0.84%
Hypothetical**	$1,000	$1,020.86	$4.26	0.84%
Class B
Actual	$1,000	$1,039.40	$8.13	1.59%
Hypothetical**	$1,000	$1,017.10	$8.04	1.59%
Class C
Actual	$1,000	$1,039.50	$7.92	1.55%
Hypothetical**	$1,000	$1,017.30	$7.84	1.55%
*	Expenses are equal to each classes’ annualized expense ratio, shown in the tables above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Fund Expenses

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,112.2

*	All data are as of September 30, 2011. The Portfolio’s quality and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). The Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed AAA by the Adviser. The Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization.

14	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,556.0

*	All data are as of September 30, 2011. The Portfolio’s quality and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). The Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed AAA by the Adviser. The Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization.

**	“Other” represents less than 2.4% in 15 different states.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Portfolio Summary

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,829.0

*	All data are as of September 30, 2011. The Portfolio’s quality and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). The Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed AAA by the Adviser. The Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization.

**	“Other” represents less than 0.3% in 6 different states.

16	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2011

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.8%
Long-Term Municipal Bonds – 97.8%
California – 83.8%
Antelope Valley CA UHSD GO NPFGC Series A 5.375%, 8/01/19	$1,000	$1,042,080
Antioch CA Pub Fin Auth (Antioch CA Mun Fac Proj COP) NPFGC Series B 5.50%, 1/01/16	2,110	2,113,566
Bay Area Infra Fin Auth NPFGC-RE 5.00%, 8/01/17	32,350	33,010,910
Bay Area Toll Auth CA 5.00%, 4/01/16-4/01/22	39,845	45,910,358
Series 2006 F 5.00%, 4/01/20	5,250	5,942,265
Series F 5.00%, 4/01/12	2,910	2,976,901
California Dept Wtr Res Cen Vy 5.00%, 12/01/16 (Pre-refunded/ETM)	380	433,082
AGM Series W 5.25%, 12/01/22 (Pre-refunded/ETM)	260	261,960
FGIC 5.25%, 12/01/18 (Pre-refunded/ETM)	65	70,389
NPFGC 5.00%, 12/01/16 (Pre-refunded/ETM)	60	68,483
5.00%, 12/01/16	6,960	7,836,473
NPFGC-RE 5.25%, 12/01/18	4,935	5,344,112
California Dept Wtr Res Pwr 5.00%, 5/01/17-5/01/18	24,600	29,215,364
AGM 5.00%, 5/01/17	21,050	24,887,625
AMBAC 5.50%, 5/01/13 (Pre-refunded/ETM)	2,080	2,163,907
California DOT Fed Hwy Grant NPFGC-RE Series A 5.00%, 2/01/13-2/01/14	24,215	26,101,912
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	10,715	11,598,880
Series A 5.00%, 7/01/18-7/01/20	33,000	38,752,155
5.25%, 7/01/14	2,820	3,150,278
NPFGC 5.00%, 7/01/15	4,390	4,855,647

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC Series A 5.25%, 7/01/13	$8,420	$9,114,566
California GO NPFGC 5.00%, 8/01/24	50	50,045
California Infra & Eco Dev Bk (Broad Collection) Series 2011A 5.00%, 6/01/21	20,440	24,239,796
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.00%, 10/01/15	1,070	1,155,835
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,788,458
California Pub Wks Brd (CA Lease State Univ Sys) NPFGC-RE 5.00%, 10/01/14	3,740	4,041,332
California Pub Wks Brd (Univ of California Lease) 5.00%, 4/01/21-4/01/22	10,825	11,981,440
Series 2009E 5.00%, 4/01/23	1,950	2,125,130
NPFGC-RE 5.00%, 6/01/15-9/01/16	4,555	5,210,023
California Spl Dist Assn Fin Corp. COP AGM Series Z 5.50%, 8/01/17 (Pre-refunded/ETM)	605	673,903
California State Univ AMBAC Series B 5.00%, 11/01/14	3,575	4,004,250
NPFGC-RE Series A 5.00%, 11/01/24	1,570	1,625,437
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	35,305	37,702,209
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	930	931,832
California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/12-4/01/13	3,485	3,554,305

18	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide CDA (Southern CA Edison Co.) XLCA Series B 4.10%, 4/01/28	$14,055	$14,682,415
Chaffey CCD CA GO NPFGC Series B 5.00%, 6/01/25	1,440	1,515,974
Coati-Rohnert Pk USD CA GO NPFGC-RE 5.00%, 8/01/20	2,020	2,148,250
Culver City CA Redev Agy (Culver City CA Redev Proj Area) AMBAC 5.50%, 11/01/14	840	851,189
NPFGC 5.50%, 11/01/18	1,000	1,009,780
NPFGC Series A 5.50%, 11/01/17	1,270	1,282,421
Gateway CA USD GO NPFGC Series A 5.00%, 8/01/24	1,230	1,258,536
Gilroy CA USD GO NPFGC-RE 5.25%, 8/01/20	1,900	1,989,319
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Pre-refunded/ETM)	16,765	18,185,498
6.25%, 6/01/33 (Pre-refunded/ETM)	18,690	20,115,299
6.75%, 6/01/39 (Pre-refunded/ETM)	12,235	13,498,386
Series B 5.50%, 6/01/43 (Pre-refunded/ETM)	10,240	11,086,541
AMBAC Series B 5.00%, 6/01/38 (Pre-refunded/ETM)	3,450	3,706,818
Golden St Tobacco Sec CA (California Tobacco Sec/St App) AMBAC Series A 5.00%, 6/01/20	10,970	10,973,840
Grossmont-Cuyamaca CCD CA GO AGC 5.25%, 8/01/17	1,150	1,342,027
Industry CA GO 5.00%, 7/01/17	3,655	4,199,558
Inland Valley CA Dev Agy 5.25%, 4/01/13 (Pre-refunded/ETM)	2,890	3,100,103
5.50%, 4/01/14 (Pre-refunded/ETM)	1,320	1,482,690
Lincoln CA CFD #2003-1 5.35%, 9/01/16 (Pre-refunded/ETM)	705	783,297
5.90%, 9/01/24 (Pre-refunded/ETM)	1,100	1,233,617

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13	$1,145	$1,193,388
Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety) AMBAC 5.25%, 11/01/19-11/01/22	3,765	3,787,751
Long Beach CA Harbor Series 2010A 5.00%, 5/15/22-5/15/25	16,895	19,296,923
Series B 5.00%, 5/15/21	6,500	7,641,660
Long Beach CA USD GO 5.00%, 8/01/15-8/01/16	7,850	9,088,460
Series 2008A 5.00%, 8/01/18	9,845	11,691,922
Series A 5.00%, 8/01/25	1,000	1,140,660
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/23-5/15/25	25,915	29,197,008
Series A 5.00%, 5/15/13	4,000	4,253,720
5.25%, 5/15/23-5/15/24	15,955	18,280,607
5.50%, 5/15/14-5/15/17	14,675	16,680,702
Los Angeles CA Dept W&P Wtr NPFGC Series B 5.00%, 7/01/12	2,260	2,337,993
Los Angeles CA GO NPFGC Series A 5.00%, 9/01/16 (Pre-refunded/ETM)	3,240	3,527,161
Los Angeles CA Harbor Dept 5.00%, 8/01/23	2,500	2,917,900
Los Angeles CA USD GO AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,508,901
AMBAC Series B 5.00%, 7/01/12	2,330	2,409,150
FGIC Series A-1 5.00%, 7/01/20-7/01/22	13,485	14,637,636
NPFGC Series A 5.25%, 7/01/12	1,865	1,932,513
NPFGC Series A-2 5.00%, 7/01/20	11,000	12,016,510

20	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) NPFGC Series A 5.00%, 12/01/11	$3,605	$3,624,503
NPFGC-RE Series A 5.00%, 9/01/12-9/01/13	20,480	21,284,060
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/12-7/01/13	4,715	5,002,827
Mammoth CA USD GO NPFGC Zero Coupon, 8/01/21-8/01/22	2,100	1,272,317
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	9,059,352
Series A 5.75%, 7/01/21 (Pre-refunded/ETM)	1,615	1,954,102
5.75%, 7/01/21	2,045	2,501,608
NPFGC Series B-3 5.00%, 10/01/18 (Pre-refunded/ETM)	3,410	3,871,203
Monrovia CA Redev Agy (Monrovia CA Ctrl Redev Proj Area #1) 4.40%, 6/01/12	2,830	2,830,113
Mount San Antonio CA CCD GO NPFGC Series A 5.00%, 8/01/14	5,610	5,792,718
Oakland CA USD GO NPFGC 5.00%, 8/01/12-8/01/13	2,915	3,021,194
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) NPFGC 5.00%, 7/01/13	16,480	17,657,826
Orange Cnty CA Santn COP 5.00%, 2/01/18-2/01/19	9,155	10,830,726
Series 2009A 5.00%, 2/01/20	1,890	2,205,687
Pittsburg CA Redev Agy 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,374,290
Port of Oakland CA NPFGC Series 2007C 5.00%, 11/01/18	1,900	2,103,908
Rancho Santiago CA CCD GO AGM 5.00%, 9/01/25	2,275	2,403,606

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	$2,000	$2,191,880
Sacramento CA USD GO Series 2011 5.00%, 7/01/24	4,945	5,574,202
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) AMBAC 5.50%, 12/01/21	1,175	1,454,873
San Bernardino Cnty CA COP (San Bernardino Cnty COP Detention Ctr) NPFGC Series A 5.25%, 11/01/17	7,495	7,655,318
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21	14,905	17,017,635
Series 2009 B 5.00%, 5/15/18	20,615	24,023,896
San Diego CA USD GO FGIC Series D 5.25%, 7/01/25	2,170	2,264,872
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,235,660
San Diego Cnty CA Wtr Auth AGM Series 2008A 5.00%, 5/01/19	2,680	3,057,532
San Diego Cnty CA Wtr Auth COP AGM Series 2008 A 5.00%, 5/01/24	4,860	5,287,534
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.00%, 5/01/15	14,690	16,575,608
5.25%, 5/01/18	4,655	5,216,486
Series 2009C-2 5.00%, 5/01/16	11,520	13,158,144
Series 2011C 5.00%, 5/01/21	3,900	4,279,080
AGC Series 2008-34E 5.00%, 5/01/16	1,345	1,477,805
San Francisco City/Cnty CA Pub Util Wtr Series 2009A 5.00%, 11/01/28	2,000	2,194,580
Series 2011A 5.00%, 11/01/25	11,320	12,926,195

22	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC 5.25%, 10/01/14	$5,245	$5,591,380
San Jose CA Redev Agy (San Jose CA Redev Merged Proj) NPFGC 6.00%, 8/01/15	670	709,222
San Mateo Cnty CA CCD GO NPFGC-RE Series A 5.375%, 9/01/20	1,140	1,184,198
San Ramon Vly USD CA GO AGM 5.25%, 8/01/20	1,000	1,091,890
Santa Clara CA Redev Agy (Bayshore North Proj) NPFGC 5.00%, 6/01/15	1,000	1,002,310
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NPFGC 5.375%, 9/01/17	560	560,358
South Placer CA Wstwtr Auth Series 2011C 5.00%, 11/01/19-11/01/20	5,430	6,305,229
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.00%, 7/01/22	4,000	4,581,000
Series 2010-1 5.00%, 7/01/25	8,235	9,105,851
Tahoe Truckee CA USD GO NPFGC 5.50%, 8/01/19	1,185	1,410,150
Univ of California Series 2009 Q 5.25%, 5/15/22	3,510	4,021,021
Series 2010U 5.00%, 5/15/24	4,215	4,802,402
AGM Series J 5.00%, 5/15/16	6,330	7,218,732
NPFGC Series K 5.00%, 5/15/13	6,460	6,928,027
Vernon CA Elec Sys Series 2009A 5.00%, 8/01/12	16,150	16,647,582
Walnut CA Pub Fin Auth (Walnut Impt Proj) AMBAC 5.375%, 9/01/20	2,075	2,098,406

		931,560,129

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	$310	$304,584

Colorado – 0.2%
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.75%, 11/15/20	1,700	1,983,135
Series D 7.75%, 11/15/13	250	267,718

		2,250,853

Florida – 4.6%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	765	784,905
Broward Cnty FL Sch Brd COP 5.00%, 7/01/18	2,000	2,244,920
Chapel Creek FL CDD 5.20%, 5/01/11(a)(b)	1,590	540,600
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	13,050	14,684,382
Dupree Lakes CDD FL 6.83%, 11/01/15	270	259,586
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) NPFGC 5.00%, 7/01/13	6,760	7,267,541
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15-7/01/16	17,040	18,879,942
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(a)(b)	320	278,400
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,460,432
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,216,003
New River CDD FL 1.00%, 5/01/18-5/01/38(a)	1,080	420,038
Series 2010A1 1.00%, 5/01/38(a)	245	158,334

24	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010B1 1.00%, 5/01/15(a)	$235	$201,884
Series B 5.00%, 5/01/13(a)	405	4
Parker Rd CDD FL Series B 5.35%, 5/01/15	2,060	1,174,200
Six Mile Creek CDD FL 5.50%, 5/01/17(a)	825	264,000
Sterling Hill CDD FL Series B 5.50%, 12/31/49(a)(b)	165	120,450
Venetian CDD FL Series B 5.95%, 5/01/12	115	114,694

		51,070,315

Guam – 0.3%
Guam Wtrworks Auth 5.00%, 7/01/12	1,270	1,287,996
5.50%, 7/01/16	1,500	1,579,455

		2,867,451

Illinois – 0.3%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	4,450	2,795,312
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	533	519,286

		3,314,598

Louisiana – 0.0%
Coves of The Highland CDD LA 5.60%, 11/01/21(a)(b)	3,200	128,000

Massachusetts – 0.5%
Massachusetts GO Series 2011A 5.00%, 4/01/25	4,830	5,583,722

Nevada – 0.4%
Clark Cnty NV SD GO 5.00%, 6/15/16	3,340	3,806,063
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(a)	315	227,002

		4,033,065

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.6%
North Carolina Eastern Mun Pwr Agy Series 2009 Ser B 5.00%, 1/01/16	$2,375	$2,697,288
Series C 5.30%, 1/01/15	3,580	3,760,790

		6,458,078

Ohio – 1.1%
American Mun Pwr OH (Goldman Sachs Group, Inc.) Series 2008A 5.00%, 2/01/13	10,350	10,777,766
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	2,210	1,987,740

		12,765,506

Puerto Rico – 4.8%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20-7/01/22	13,550	14,550,449
Series 2007TT 5.00%, 7/01/21	3,850	4,053,511
Series 2007V V 5.50%, 7/01/20	3,065	3,439,482
Series W 5.50%, 7/01/17	5,620	6,345,879
Puerto Rico GO Series 2007A 5.50%, 7/01/18	2,650	2,872,838
Series A 5.00%, 7/01/30	3,230	3,312,688
Puerto Rico Govt Dev Bank 5.00%, 12/01/11	1,035	1,041,272
NPFGC Series 2009 4.75%, 12/01/15	5,500	5,723,575
Puerto Rico Pub Bldgs Auth Series C 5.50%, 7/01/12 (Pre-refunded/ETM)	5	5,188
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	2,570	2,848,794
Series C 5.50%, 7/01/12	1,135	1,171,195
Puerto Rico Pub Fin Corp. Series A 5.75%, 8/01/27	8,365	8,478,597

		53,843,468

26	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 1.1%
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/21	$1,180	$1,282,719
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	10,290	11,247,690

		12,530,409

Virginia – 0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	666	731,847

Total Long-term Municipal Bonds (cost $1,034,979,720)		1,087,442,025

SHORT-TERM INVESTMENTS – 0.9%
Time Deposit – 0.9%
State Street Time Deposit 0.01%, 10/03/11 (cost $10,398,646)	10,399	10,398,646

Total Investments – 98.7% (cost $1,045,378,366)		1,097,840,671
Other assets less liabilities – 1.3%		14,370,831

Net Assets – 100.0%		$1,112,211,502

(a)	Illiquid security.

(b)	Security is in default and is non-income producing.

As of September 30, 2011, the Portfolio held 31.9% of net assets in insured bonds (of this amount 4.0% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate California Municipal Portfolio—Portfolio of Investments

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CCD	– Community College District
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
DOT	– Department of Transportation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
LID	– Local Improvement District
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
RADIAN	– Radian Asset Assurance Inc.
SD	– School District
SSA	– Special Services Area
UHSD	– Unified/Union High School District
USD	– Unified School District
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

28	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2011

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.7%
Long-Term Municipal Bonds – 93.6%
Alabama – 2.4%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/16-5/01/17	$67,805	$80,006,881
Birmingham AL Arpt Auth (Birmingham-Shuttlesworth Intl Arpt) AGM 6.00%, 7/01/21-7/01/22	10,070	11,753,630
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/21-1/01/22	13,295	15,117,214
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Pre-refunded/ETM)	7,725	8,010,516
FGIC Series 02B 5.00%, 2/01/41 (Pre-refunded/ETM)	12,105	12,567,653
FGIC Series D 5.00%, 2/01/42 (Pre-refunded/ETM)	5,900	6,125,498

		133,581,392

Arizona – 1.8%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.16%, 2/01/42(a)	18,025	16,694,755
Arizona School Fac Brd COP NPFGC-RE Series A-1 5.00%, 9/01/15	1,765	1,948,948
Arizona Tourism & Sports Auth (Arizona Tourism/sports Spl Tax) 5.00%, 7/01/15-7/01/16	3,815	3,884,992
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	19,184,749
Arizona Trnsp Brd Highway 5.00%, 7/01/15	8,480	9,762,091
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,495	1,499,784
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/20-7/01/25	26,890	29,696,183
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/14	5,000	5,536,050

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC 5.00%, 7/01/14	$5,000	$5,582,200
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	2,300	2,416,196
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	955	938,316
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,441,097

		98,585,361

California – 8.5%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17-5/01/19	200,770	238,060,052
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/19	16,765	19,852,275
5.25%, 7/01/21	2,660	3,124,649
Series A 5.00%, 7/01/20	5,675	6,645,652
5.25%, 7/01/12	13,375	13,860,111
California GO 5.00%, 8/01/14-5/01/17	33,740	37,674,514
Series 2008 5.00%, 4/01/18	5,000	5,750,900
Series 2009 5.25%, 10/01/20	5,085	5,884,565
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	60,165	64,250,204
Fremont CA USD GO AGM Series B 5.00%, 8/01/27	1,000	1,041,900
Fresno CA USD GO NPFGC Series A 6.00%, 2/01/20	3,255	3,883,964
Golden St Tobacco Sec CA FGIC 5.50%, 6/01/33 (Pre-refunded/ETM)	5,000	5,413,350

30	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/22-5/15/23	$24,415	$28,058,994
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	1,000	1,095,940
Sacramento CA Mun Util Dist NPFGC Series G 6.50%, 9/01/13	550	588,874
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) NPFGC-RE Series 2006 32F 5.25%, 5/01/18	3,700	4,337,547
Series 2009 E 5.25%, 5/01/22-5/01/23	10,380	11,715,148
Series 2011C 5.00%, 5/01/22	5,795	6,251,936
Vernon CA Elec Sys Series A 5.25%, 8/01/14	12,160	12,935,322

		470,425,897

Colorado – 2.4%
Baptist Rd Rural Trnsp Auth Co. (Baptist Road Co. Sales & Use) 4.80%, 12/01/17	305	257,322
Broomfield CO COP 5.00%, 12/01/16-12/01/20	13,710	15,837,440
Colorado DOT NPFGC Series B 5.50%, 6/15/13-6/15/14	8,300	9,311,504
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.50%, 11/15/19	2,140	2,457,790
Series 2010 A 5.00%, 11/15/21-11/15/23	19,630	22,187,018
Series 2011B 4.00%, 11/15/14(b)	6,640	7,127,974
Series A-1 5.00%, 11/15/11-11/15/12	37,960	39,209,684
5.25%, 11/15/13	11,305	12,256,429
Mun Subdist No CO Wtr Dist AMBAC Series 2007 J 5.00%, 12/01/13	7,295	7,813,456
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(c)(d)	13,168	4,608,800

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 1/15/21	$2,800	$2,823,548
5.25%, 1/15/24-7/15/24	7,745	7,755,146
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(c)(d)	2,185	983,250

		132,629,361

Connecticut – 0.1%
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) AGM Series B 5.375%, 10/01/13	4,795	4,812,118
Univ of Connecticut Student Fee NPFGC-RE Series A 5.25%, 11/15/17	3,065	3,239,920

		8,052,038

District of Columbia – 0.8%
District of Columbia GO AGM Series C 5.00%, 6/01/14 (Pre-refunded/ETM)	5,790	6,478,084
District of Columbia HFA SFMR (District of Columbia HFA) Series A 6.25%, 12/01/28	425	425,293
District of Columbia Wtr & Swr Auth AGM 6.00%, 10/01/16	1,635	1,990,907
Metro Washington Arpt Auth VA 5.00%, 10/01/20	11,905	13,932,421
NPFGC Series 2005 A 5.25%, 10/01/15	1,715	1,945,290
Series 2008A 5.50%, 10/01/14	4,140	4,639,036
Series 2010B 5.00%, 10/01/13	3,325	3,588,307
Series A 5.50%, 10/01/12-10/01/18	11,910	13,306,683

		46,306,021

Florida – 7.2%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	2,410	2,472,708
Bonnet Creek Resort CDD FL 7.125%, 5/01/12	395	395,198
Brevard Cnty FL Sch Brd AMBAC 5.00%, 7/01/26 (Pre-refunded/ETM)	5,000	5,175,600

32	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Broward Cnty FL Sch Brd COP NPFGC-RE Series A 5.00%, 7/01/13-7/01/14	$7,190	$7,749,270
Chapel Creek FL CDD Series B 5.25%, 5/01/15(c)(d)	3,660	1,244,437
Citizens Ppty Ins Corp. FL NPFGC Series A 5.00%, 3/01/14-3/01/16	103,315	111,718,678
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,548,250
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	8,060	8,316,469
Dupree Lakes CDD FL 6.83%, 11/01/15	225	216,322
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(d)	1,315	922,196
Fishhawk CDD #2 FL Series B 5.00%, 5/01/12	945	905,121
Florida Brd of Ed GO 9.125%, 6/01/14 (Pre-refunded/ETM)	150	178,191
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	390	424,316
Series A 5.00%, 6/01/12-1/01/16	25,050	26,686,431
Series B 5.00%, 1/01/12-1/01/16	18,220	19,150,950
Series D 5.00%, 6/01/12	4,610	4,751,757
Florida Brd of Ed Lottery NPFGC Series 2002C 5.00%, 1/01/17 (Pre-refunded/ETM)	3,740	3,994,432
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) AMBAC 5.00%, 7/01/15	4,825	5,414,229
AMBAC Series A 5.00%, 7/01/13-7/01/14	12,095	13,135,046
NPFGC-RE Series A 5.00%, 7/01/18	3,500	3,754,205
NPFGC Series B 5.00%, 7/01/15	6,095	6,862,970

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida GO Series 2009 B 5.00%, 7/01/17	$3,245	$3,888,938
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	20,000	21,242,800
Florida Turnpike Auth (Florida Turnpike) AGM Series A 5.00%, 7/01/12	6,375	6,591,559
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(c)(d)	3,545	1,063,500
Jacksonville FL Elec Auth Series 2009 G 5.00%, 10/01/19	2,695	3,120,972
Series 2009B 5.00%, 10/01/15	5,780	6,328,927
Series 2011-23 5.00%, 10/01/13(b)	30,790	33,483,817
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(c)(d)	885	769,950
5.00%, 11/01/11(c)(d)	6,810	2,247,300
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	14,096,869
5.625%, 10/01/25	2,530	2,710,768
Live Oak CDD FL Series 2010 7.36%, 11/01/20	2,775	2,859,804
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	7,166,008
Miami-Dade Cnty FL SD GO NPFGC 5.00%, 2/15/13	3,325	3,491,782
NPFGC Series 1997 5.00%, 2/15/15	2,455	2,686,482
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	3,730	3,621,009
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	1,615	1,603,017

34	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Orange Cnty FL Sales Tax NPFGC-RE Series A 5.00%, 1/01/13	$5,520	$5,812,229
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(d)	245	246,036
Series 2010A-2 6.125%, 5/01/35(d)(e)	535	392,990
Series 2010B 5.125%, 5/01/17(d)(e)	1,225	1,045,194
Series 4B 5.125%, 5/01/09(c)(d)(f)	510	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	3,585	3,097,010
Sarasota Cnty FL Util Sys NPFGC-RE Series C 5.25%, 10/01/21	2,000	2,073,740
Sarasota County FL Sch Brd COP Series 2010 B 5.00%, 7/01/18	2,350	2,670,046
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13 (Pre-refunded/ETM)	2,445	2,692,801
Sweetwater Creek CDD FL Series B-1 5.30%, 5/01/17(d)	985	433,400
Series B-2 5.125%, 5/01/13(d)	2,920	1,284,800
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	2,050	2,386,220
Tampa FL Occuptl License Tax NPFGC-RE Series A 5.375%, 10/01/17-10/01/18	8,110	8,384,212
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	3,895	4,415,528
Series A 5.25%, 10/01/18	1,160	1,173,908
Tampa Hillsboro Cnty FL Expwy Auth 5.00%, 7/01/12 (Pre-refunded/ETM)	6,265	6,482,583
AMBAC 5.00%, 7/01/12	2,310	2,376,782
Venetian CDD FL Series B 5.95%, 5/01/12	220	219,415

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Verano CDD FL Series B 5.00%, 11/01/12-11/01/13	$3,355	$3,087,814
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	1,125	987,368
Waterset North CDD FL Series B 6.55%, 11/01/15	7,015	4,295,144

		399,547,498

Georgia – 3.3%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2010C 5.00%, 1/01/18-1/01/19	9,260	10,621,972
5.25%, 1/01/20	6,500	7,565,415
5.50%, 1/01/21	7,500	8,883,075
5.75%, 1/01/22-1/01/23	20,000	24,016,260
Series 2101C 5.875%, 1/01/24	2,880	3,418,301
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/20-1/01/22	22,650	25,583,737
Gainesville GA Redev Auth (Gainesville GA GO) AGC Series 2009B 5.00%, 11/15/13	1,550	1,669,366
Georgia Mun Elec Auth Series 2010 B 5.00%, 1/01/16-1/01/20	43,550	50,056,384
AGM Series A 5.25%, 1/01/14	4,230	4,631,935
NPFGC Series A 5.25%, 1/01/14-11/01/21	6,625	7,071,459
Main Street Nat Gas, Inc. (JP Morgan Chase) Series 2006A 5.00%, 3/15/18	1,960	2,109,528
Series A 5.00%, 3/15/16-3/15/17	14,900	16,165,142
Main Street Nat Gas, Inc. (Merrill Lynch & Co., Inc.) Series B 5.00%, 3/15/12-3/15/13	8,905	9,042,547
Metro Atlanta Rapid TRAN Auth GA NPFGC-RE Series A 5.00%, 7/01/12-7/01/13	11,630	12,454,349

		183,289,470

36	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam – 0.1%
Guam GO Series 2009A 5.75%, 11/15/14	$3,285	$3,373,859
Guam Wtrworks Auth Series 05 5.00%, 7/01/13	1,345	1,383,037

		4,756,896

Hawaii – 0.6%
Hawaii GO AGM 5.50%, 2/01/21	1,470	1,493,285
AGM Series CX 5.50%, 2/01/17	4,055	4,120,813
5.50%, 2/01/21 (Pre-refunded/ETM)	1,070	1,088,286
Honolulu HI Wstwtr Sys Series 2009 A 5.00%, 7/01/21-7/01/22	6,900	7,954,128
Series 2010A 5.00%, 7/01/24	16,500	18,761,325

		33,417,837

Illinois – 3.9%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	2,815	2,118,316
Chicago IL GO AGM Series 2004A 5.00%, 1/01/23	8,160	8,367,835
AGM Series A 5.00%, 1/01/12	5,760	5,818,522
Chicago IL Pub Bldg Comm AMBAC 5.25%, 3/01/21 (Pre-refunded/ETM)	4,000	4,274,560
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	6,965	7,058,610
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,572,050
Chicago IL Tax Increment (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	900	899,937
Chicago IL Trnsp Auth Fed GAN (Chicago Il Fed Hwy Grant) AMBAC Series 2004 5.25%, 6/01/13	2,520	2,673,040

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago IL Wstwtr NPFGC Series B 5.25%, 1/01/15	$4,225	$4,602,039
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(d)	5,078	2,800,923
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	10,317,020
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	3,135	3,555,717
Illinois Dev Fin Auth (Adventist Health Sys/sunbelt) NPFGC Series B 4.781%, 1/01/19(g)	5,730	5,554,318
Illinois Dev Fin Auth (Illinois SRF) Series 2002 5.25%, 3/01/12	5,825	5,936,898
Illinois Finance Auth (Northwestern Univ) 1.75%, 12/01/34	2,200	2,262,612
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	5,975	5,988,384
Illinois GO 5.00%, 1/01/13	1,510	1,582,631
AMBAC 5.00%, 4/01/14-11/01/14	7,230	7,929,618
AGM 5.00%, 9/01/14	5,550	6,133,582
NPFGC 5.25%, 10/01/21	1,740	1,774,104
Series 2006 A 5.00%, 6/01/15	4,875	5,459,318
Series 2010 5.00%, 1/01/17-1/01/19	43,205	48,262,244
AGM Series A 5.25%, 10/01/13	7,785	8,433,335
AMBAC Series B 5.00%, 3/01/13-3/01/14	16,355	17,517,542
NPFGC Series B 5.00%, 3/01/15	5,000	5,383,550
Illinois Sales Tax Series Q 6.00%, 6/15/12	1,185	1,227,316
Matteson IL GO Zero Coupon, 12/01/29(e)	19,775	15,989,274

38	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	$1,181	$1,150,613
Regional Trnsp Auth IL Sales Tax NPFGC Series A 5.00%, 7/01/16	5,285	6,034,254
NPFGC-RE Series B 5.50%, 6/01/17	1,025	1,208,701
NPFGC-RE Series C 7.75%, 6/01/20	1,005	1,243,446
Will & Kendall Cnty CSD #202 IL GO NPFGC-RE 5.00%, 1/01/14-1/01/16	8,705	9,561,194

		216,691,503

Indiana – 0.3%
Allen Cnty IN Juv Justice Ctr AMBAC 5.50%, 1/01/18 (Pre-refunded/ETM)	1,575	1,610,501
Indianapolis IN Gas Util Series A 5.00%, 8/15/30	7,670	8,162,184
Indianapolis IN Loc Bond Bank Series B 6.00%, 1/10/13	2,325	2,355,620
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	6,285	7,032,726

		19,161,031

Kansas – 0.5%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	26,125	15,603,156
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/13-9/01/14	11,960	13,171,090

		28,774,246

Kentucky – 0.3%
Kentucky Asset Liability Comm (Kentucky Fed Hwy Grant) NPFGC 5.00%, 9/01/16	5,000	5,863,400

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) NPFGC-RE 5.00%, 3/01/13-3/01/14	$7,970	$8,542,833

		14,406,233

Louisiana – 2.2%
Coves of The Highland CDD LA 5.60%, 11/01/21(c)(d)	4,025	161,000
De Soto Parish LA PCR (International Paper Co.) Series A-2 5.00%, 10/01/12	4,700	4,858,014
E. Morial New Orleans Exhib Hall LA AMBAC Series A 5.25%, 7/15/20 (Pre-refunded/ETM)	3,450	3,750,598
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(c)(d)	9,814	3,925,600
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,805	22,787,751
Louisiana Citizens Ppty Ins Corp. AMBAC Series B 5.25%, 6/01/14	1,770	1,891,900
Louisiana GO AMBAC Series A 5.00%, 10/15/12	11,965	12,542,909
AGM Series C 5.00%, 5/01/13-5/01/14	21,545	23,349,210
Louisiana Loc Govt Envrn Fac & CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	500	456,430
Louisiana Loc Govt Envrn Fac & CDA (Lctcs Fac Corp. Proj) 5.00%, 10/01/21-10/01/25	16,135	17,945,549
Louisiana St Office Facs Corp. (Louisiana Lease St Off Bldg) 5.00%, 3/01/13-3/01/17	11,785	12,748,902
Series 2009 5.00%, 3/01/18	2,005	2,200,287
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	7,340	7,844,772
New Orleans LA GO NPFGC 5.25%, 12/01/20	5,845	6,216,216

40	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Orange Grove CDD LA 5.30%, 11/01/21(c)(d)	$1,745	$812,647
Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	2,000	2,091,620

		123,583,405

Massachusetts – 2.1%
Massachusetts Bay Trnsp Auth Series A 5.25%, 7/01/20 (Pre-refunded/ETM)	3,600	3,730,320
Massachusetts Bay Trnsp Auth (Massachusetts GO) Series A 5.50%, 3/01/12	365	372,837
Massachusetts GO NPFGC Series 2004 5.50%, 12/01/19	7,720	9,671,153
AGM Series 2006C 4.509%, 11/01/19(g)	1,815	1,755,123
Series B 5.00%, 8/01/12	17,750	18,442,072
Series C 5.00%, 5/01/12	8,175	8,398,341
NPFGC Series D 5.375%, 8/01/22 (Pre-refunded/ETM)	2,495	2,598,044
5.375%, 8/01/22 (Pre-refunded/ETM)	110	114,543
5.50%, 11/01/12	20,050	21,171,998
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series E2 5.00%, 7/01/12-7/01/17	21,980	23,754,581
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,720,454
Massachusetts Wtr Poll Abatmnt Series B 5.25%, 8/01/14	60	64,376
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	18,740	20,672,844

		114,466,686

Michigan – 1.5%
Lansing MI Cmnty Clg GO FGIC 5.50%, 5/01/16 (Pre-refunded/ETM)	3,515	3,621,680

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Bldg Auth (Michigan Lease Fac Prog) NPFGC Series 2004 5.375%, 10/01/13	$1,830	$1,968,440
Series 2009 I 5.00%, 10/15/12-10/15/15	25,160	27,340,800
Michigan Pub Pwr Agy (Belle River Proj) NPFGC 5.25%, 1/01/14	3,380	3,658,749
Michigan Trunk Line Spl Tax NPFGC-RE 5.00%, 11/01/12	4,130	4,330,305
5.00%, 11/01/19-11/01/20	10,000	11,678,200
NPFGC-RE 5.25%, 11/01/13	5,000	5,457,400
Series 2009 5.00%, 11/01/23	1,510	1,688,301
AGM Series A 5.50%, 11/01/18 (Pre-refunded/ETM)	1,110	1,114,296
AGM Series B 5.00%, 9/01/13	2,055	2,219,523
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010C 5.00%, 12/01/17	5,000	5,501,950
Wayne State Univ MI Series 2009 A 5.00%, 11/15/21-11/15/23	14,100	15,403,488

		83,983,132

Minnesota – 0.2%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series B 5.00%, 1/01/14	2,210	2,368,479
Minnesota Mun Pwr Agy Elec 4.50%, 10/01/12	2,395	2,475,831
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,884,602

		12,728,912

Missouri – 0.2%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/25	1,955	2,069,387
Kansas City MO Mun Assist Corp. NPFGC-RE 5.00%, 4/15/13	7,215	7,668,535

		9,737,922

42	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 4.0%
Clark Cnty NV Airport PFC (Mccarran Airport) Series 2008 5.00%, 7/01/12	$2,745	$2,834,103
5.25%, 7/01/17	16,695	18,848,822
Series A 5.00%, 7/01/13-7/01/14	8,280	8,814,939
Clark Cnty NV Arpt (Mccarran Airport) AGM Series 2009 C 5.00%, 7/01/24	9,060	9,751,097
Clark Cnty NV GO AMBAC 5.00%, 11/01/15-11/01/16	17,095	19,603,734
AGM Series A 5.00%, 6/01/12	8,695	8,960,024
AMBAC Series A 6.50%, 6/01/17	1,760	2,134,246
AGM Series B 5.00%, 6/01/12-6/01/13	12,325	12,906,229
Clark Cnty NV Motor Vehicle Fuel Tax AMBAC 5.00%, 7/01/14-7/01/16	26,400	29,378,609
Clark Cnty NV SD GO AGM 5.50%, 6/15/12	13,425	13,902,125
Series 2008 A 5.00%, 6/15/21	5,000	5,481,400
NPFGC-RE Series A 5.00%, 6/15/17	27,880	31,028,488
5.25%, 6/15/14	5,505	6,075,703
NPFGC Series C 5.00%, 6/15/13	5,595	5,987,657
AGM Series C 5.00%, 6/15/19	22,380	24,650,227
5.25%, 6/15/13	8,800	9,456,128
NPFGC Series D 5.25%, 6/15/12	5,000	5,169,050
Clark Cnty NV SID #151 (Clark Cnty NV SID #151 Summerlin) 4.40%, 8/01/12	190	186,721
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(d)	970	699,021
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	5,179,172

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2009 B 5.00%, 5/01/14	$1,790	$1,975,211

		223,022,706

New Hampshire – 0.1%
New Hampshire Hlth & Ed Fac Auth (Univ System of New Hampshire) AMBAC 5.375%, 7/01/20	7,090	7,368,070

New Jersey – 5.9%
Garden St Presv Trust NJ AGM Series 05A 5.80%, 11/01/17	2,325	2,757,962
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/13-6/15/14	7,365	7,904,509
New Jersey EDA (New Jersey Lease Sch Fac) NPFGC Series G 5.00%, 9/01/13-9/01/15	24,150	25,931,448
Series W 5.00%, 3/01/15	2,325	2,581,866
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15-5/01/16	55,310	62,143,194
New Jersey Trnsp Trust Fd Auth Series 2005 B 5.25%, 12/15/13 (Pre-refunded/ETM)	255	282,112
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Fed Hwy Grant) NPFGC-RE Series A 5.00%, 6/15/13-6/15/14	11,520	12,521,468
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) NPFGC Series 2005B 5.25%, 12/15/13	6,125	6,678,700
NPFGC Series A 5.25%, 12/15/11-12/15/13	36,640	38,973,651
AMBAC Series A 5.50%, 12/15/13	7,415	8,125,431
NPFGC-RE Series B 5.25%, 12/15/13	5,000	5,452,000
NPFGC Series B 5.25%, 12/15/14	14,605	16,423,615
AGM Series C 5.75%, 12/15/12	5,000	5,308,450

44	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	$14,770	$16,983,580
Tobacco Settlement Auth NJ 6.25%, 6/01/43 (Pre-refunded/ETM)	22,020	24,170,473
Tobacco Settlement Fin Corp. NJ 6.75%, 6/01/39 (Pre-refunded/ETM)	84,940	93,935,146

		330,173,605

New York – 8.0%
New York NY GO 5.00%, 8/01/16-8/01/17	10,765	12,637,398
5.25%, 8/01/16	17,165	20,183,294
Series 04G 5.00%, 8/01/12	21,110	21,925,901
Series 2002C 5.50%, 8/01/14	4,690	4,987,627
5.50%, 8/01/14 (Pre-refunded/ETM)	90	96,170
Series 2005 N 5.00%, 8/01/12 (Pre-refunded/ETM)	995	1,033,457
5.00%, 8/01/12	1,055	1,095,776
Series 2009 C 5.00%, 8/01/17-8/01/22	18,190	21,134,265
Series 2010 B 5.00%, 8/01/19	12,145	14,441,619
Series B 5.00%, 9/01/15	10,000	11,503,400
Series C 5.00%, 1/01/15-1/01/16	15,370	17,566,648
Series D 5.00%, 2/01/15-2/01/16	10,290	11,672,708
Series E 5.00%, 8/01/14-8/01/16	36,490	41,056,738
Series I 5.875%, 3/15/13	35	35,138
Series J 5.00%, 3/01/17	2,355	2,646,832
Series J-1 5.00%, 8/01/13	10,920	11,822,647
New York NY Trnsl Fin Auth 5.25%, 2/01/20	1,975	2,105,271
Series 2003E 5.25%, 2/01/21 (Pre-refunded/ETM)	2,710	2,888,752
NPFGC Series 2003E 5.25%, 2/01/21-2/01/22	140	147,354
Series 2003E 5.25%, 2/01/22 (Pre-refunded/ETM)	4,595	4,894,916

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York St Lease Cuny) Series 2008B 5.00%, 7/01/15-7/01/16	$33,770	$38,495,796
Series A 5.75%, 7/01/13	700	739,655
New York St Dormitory Auth (New York St Lease Mental Hlth) NPFGC Series 1998D 5.25%, 2/15/13	115	115,204
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/19-7/01/24	25,150	28,337,596
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 G 5.00%, 3/15/19-3/15/21	13,865	16,366,856
New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	2,865	3,515,097
New York St Dormitory Auth (Orange Regl Med Ctr) 6.00%, 12/01/13-12/01/16	14,030	14,752,025
Series 2008 5.50%, 12/01/11	3,000	3,008,880
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Pre-refunded/ETM)	3,650	4,188,594
NPFGC Series A 5.00%, 4/01/21 (Pre-refunded/ETM)	4,700	5,006,064
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	43,191,818
Series 2009 5.00%, 4/01/18	10,000	11,684,500
New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,699,791
New York St Thruway Auth (New York St Thruway Auth Ded Tax) NPFGC-RE Series B 5.00%, 4/01/13-4/01/16	50,925	58,208,190

46	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/12	$5,935	$6,114,712

		442,300,689

North Carolina – 3.2%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/17	1,020	1,173,092
Series A 5.00%, 1/01/14-1/01/15	9,510	10,487,901
6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,288,288
North Carolina Infra Fin Corp. COP AGM Series A 5.00%, 2/01/13-2/01/15	22,430	24,610,842
Series A 5.00%, 2/01/13	4,295	4,551,712
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	17,065,767
5.50%, 1/01/12 (Pre-refunded/ETM)	6,530	6,611,951
5.50%, 1/01/13 (Pre-refunded/ETM)	2,845	2,946,538
5.50%, 1/01/13 (Pre-refunded/ETM)	1,210	1,286,956
Series 2003A 5.50%, 1/01/12	3,470	3,511,328
Series A 5.25%, 1/01/15-1/01/17	64,050	73,786,206
AMBAC Series A 5.25%, 1/01/15	5,490	5,784,868
Series A 5.50%, 1/01/13	2,640	2,798,057
Series C 5.25%, 1/01/14-1/01/17	18,155	20,684,015

		177,587,521

Ohio – 4.7%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,741,850
Cleveland OH Arpt Sys AMBAC Series 2006 A 5.00%, 1/01/23	3,145	3,213,026
5.25%, 1/01/20	2,315	2,501,080
Cleveland OH Wtrworks NPFGC-RE Series K 5.25%, 1/01/13	5,000	5,060,400

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	$3,650	$3,282,919
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010G 5.00%, 12/01/19-12/01/24	93,725	107,470,699
Hamilton Cnty OH Sales Tax AMBAC Series B 5.75%, 12/01/12-12/01/13	1,310	1,314,997
Ohio Bldg Auth (Ohio Lease Adult Corr Fac) 5.00%, 4/01/12	5,000	5,117,450
Ohio Bldg Auth (Ohio Lease Workers Comp Fac) NPFGC-RE Series A 5.00%, 4/01/12	7,265	7,430,933
Ohio GO Series 2011A 5.00%, 8/01/20-8/01/21	57,430	69,296,412
Series A 5.00%, 6/15/14	2,195	2,450,849
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	6,980	7,391,262
Ohio Wtr Dev Auth (First Energy Corp.) 2.75%, 6/01/33	30,345	30,408,421
Univ of Cincinnati OH 5.00%, 6/01/20-6/01/21	6,795	7,788,811
Univ of Toledo OH 5.00%, 6/01/21	2,610	2,939,513

		262,408,622

Oklahoma – 0.6%
Mcgee Creek Auth OK Wtr NPFGC 6.00%, 1/01/23	3,980	4,395,671
Tulsa Cnty OK IDA (Tulsa Cnty OK IDA Cap Impt) AGM Series B 5.00%, 5/15/12	26,435	27,154,825

		31,550,496

Oregon – 0.7%
Clackamas & Washington Cntys SD #3 OR GO NPFGC-RE Series B 5.00%, 6/15/12	5,190	5,354,627

48	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oregon Dept of Admin Svc COP Series 2009 D 5.00%, 11/01/21-11/01/23	$18,535	$21,014,809
NPFGC Series B 5.25%, 5/01/14	1,775	1,818,949
Port of Portland OR (Portland Intl Arpt) Series 2010 20C 5.00%, 7/01/23	1,405	1,509,827
Portland OR Swr Sys NPFGC Series A 5.00%, 6/15/13	5,090	5,484,984
Tri-County Met Trnsp Dist OR NPFGC 5.00%, 5/01/12	1,280	1,314,214
Washington Cnty OR SD #48-J GO AGM 5.00%, 6/01/13	4,600	4,949,600

		41,447,010

Pennsylvania – 5.0%
Allegheny Cnty PA Arpt Auth (Pittsburgh Intl Airport) NPFGC 5.00%, 1/01/18	1,585	1,660,066
Allegheny Cnty PA GO NPFGC Series C-54 5.375%, 11/01/18 (Pre-refunded/ETM)	3,400	3,586,830
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series 2008A 5.00%, 9/01/14	46,500	51,417,840
Allegheny Cnty PA Hosp Dev Auth (Upmc Health Sys) Series B 5.00%, 6/15/18	8,200	8,837,468
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	320	319,974
Central Bucks PA SD GO 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,421,832
NPFGC-RE 5.00%, 5/15/16	2,955	3,448,544
Pennsylvania GO NPFGC 5.00%, 2/01/15	4,965	5,452,265
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) AGM Series A 5.00%, 6/01/14	5,370	5,751,324

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Comm 5.00%, 6/01/15	$4,260	$4,698,737
Series 2009 B 5.00%, 6/01/16-6/01/20	50,040	55,755,758
Philadelphia PA Arpt (Philadelphia Intl Airport) 5.00%, 6/15/21	6,225	6,880,119
Series 2010D 5.00%, 6/15/19-6/15/21	28,140	30,033,370
5.25%, 6/15/22-6/15/23	20,310	21,554,354
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.73%, 4/26/14(a)	7,300	7,174,440
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14-9/01/20	38,650	42,689,711
Series 2009 5.125%, 9/01/22	9,080	9,988,636
Southeastern PA Trnsp Auth 5.00%, 3/01/23-3/01/24	12,165	13,606,208

		275,277,476

Puerto Rico – 4.1%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/21	23,840	25,655,178
Series 2010ZZ 5.00%, 7/01/17	5,835	6,436,063
5.25%, 7/01/18	2,205	2,461,375
Puerto Rico GO Series A 5.00%, 7/01/30	26,560	27,239,936
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/13	3,510	3,734,816
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) AMBAC Series 2003H 5.50%, 7/01/16	5,415	5,918,433
Series M 5.50%, 7/01/13	15,205	16,231,033
Puerto Rico Pub Fin Corp. Series A 5.75%, 8/01/27	10,145	10,282,769
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/21	36,000	40,546,800
Series 2009A 5.375%, 8/01/20	50,000	56,218,500

50	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.50%, 8/01/23	$4,535	$5,042,467
Univ of Puerto Rico Series P 5.00%, 6/01/12-6/01/14	13,525	14,221,872
Series Q 5.00%, 6/01/12-6/01/15	13,055	13,830,365

		227,819,607

Rhode Island – 0.4%
Rhode Island Depositors Corp. AGM Series A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,872,165
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	6,069,432
Series A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,793,983
Rhode Island EDC (Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	7,955	9,200,515

		24,936,095

South Carolina – 0.8%
Greenville Cnty SD SC Lease 5.00%, 12/01/11-12/01/15	18,600	20,385,196
Horry Cnty SC SD GO Series A 5.375%, 3/01/18 (Pre-refunded/ETM)	5,285	5,396,038
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23-12/01/25	2,315	2,433,008
Richland Cnty SC (International Paper Co.) Series A 4.60%, 9/01/12	6,365	6,538,255
South Carolina Pub Svc Auth Series 2002D 5.25%, 1/01/14 (Pre-refunded/ETM)	410	435,076
NPFGC Series B 5.00%, 1/01/12	5,825	5,890,706
South Carolina State Public Service Authority 5.25%, 1/01/14	1,670	1,771,035

		42,849,314

Tennessee – 0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 5.00%, 7/01/16-7/01/17	3,370	3,730,424

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	$2,115	$2,110,051

		5,840,475

Texas – 8.8%
Austin TX Utils Sys AGM 5.00%, 11/15/13	3,035	3,314,038
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 7/01/19 (Pre-refunded/ETM)	1,000	1,258,400
Camino Real Regl Mob Auth TX 5.00%, 2/15/14-2/15/22	66,195	71,026,885
Series 2008 5.00%, 8/15/21	5,000	5,001,200
Clear Creek TX ISD GO Series A 5.00%, 2/15/16	1,280	1,495,552
Conroe TX ISD GO 5.00%, 2/15/16	6,260	7,076,617
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/14	2,500	2,792,100
AMBAC Series 2003 A 5.50%, 11/01/14	2,000	2,159,620
Series 2009A 5.00%, 11/01/15	6,415	7,325,994
Dallas TX GO 5.00%, 2/15/13	2,190	2,329,394
El Paso TX GO NPFGC-RE 5.00%, 8/15/12	5,750	5,983,737
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,419,210
Harris Cnty TX Fld Ctl Dist GO Series A 5.25%, 10/01/20 (Pre-refunded/ETM)	1,920	2,178,566
5.25%, 10/01/22 (Pre-refunded/ETM)	4,795	5,440,743
5.25%, 10/01/23 (Pre-refunded/ETM)	5,255	5,962,691
Harris Cnty TX GO 5.25%, 10/01/24 (Pre-refunded/ETM)	3,660	4,152,892
5.25%, 10/01/24	10,340	11,219,314
5.375%, 10/01/18	920	920,000
Series 2010 A 5.00%, 10/01/23-10/01/25	17,570	20,355,590
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21	2,090	2,359,547

52	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Houston TX GO NPFGC Series A 5.00%, 3/01/12	$5,000	$5,097,050
NPFGC Series B 5.25%, 3/01/12 (Pre-refunded/ETM)	1,805	1,842,003
Houston TX Wtr & Swr Sys AMBAC Series B 5.75%, 12/01/16 (Pre-refunded/ETM)	3,000	3,185,190
5.75%, 12/01/17 (Pre-refunded/ETM)	2,000	2,123,460
Lower Colorado River Auth TX 5.00%, 5/15/22-5/15/24	50,085	56,900,871
AGM Series 1999 A 5.875%, 5/15/16	2,315	2,322,987
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H 5.00%, 1/01/42	5,000	5,253,850
Plano TX GO 5.00%, 9/01/13	5,045	5,481,039
Retama TX Dev Corp. 8.75%, 12/15/13 (Pre-refunded/ETM)	2,045	2,406,290
8.75%, 12/15/14 (Pre-refunded/ETM)	3,860	4,821,680
8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,582,800
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) 5.25%, 8/01/15	1,880	2,025,249
San Antonio TX Elec & Gas 5.00%, 2/01/20-2/01/21	52,355	61,904,268
5.375%, 2/01/13	5,000	5,330,450
5.375%, 2/01/20 (Pre-refunded/ETM)	2,500	2,541,725
San Antonio TX GO NPFGC-RE Series 2006 5.25%, 8/01/12	5,000	5,205,600
San Antonio TX Wtr Series 2011A 3.00%, 5/15/13(b)	1,150	1,197,587
5.00%, 5/15/23-5/15/26(b)	21,020	24,161,348
Spring TX ISD GO 5.00%, 8/15/20-8/15/21	8,365	10,122,558
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,172,354
Tarrant Cnty TX Hlth Fac Dev AMBAC Series A 5.125%, 9/01/12 (Pre-refunded/ETM)	645	673,483
Texas A & M Univ Series 2009 D 5.00%, 5/15/18	2,000	2,415,200

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas GO 5.00%, 10/01/22-10/01/26	$48,680	$57,776,103
Series A 5.50%, 10/01/12 (Pre-refunded/ETM)	1,055	1,055,000
Texas Mun Pwr Agy NPFGC Zero Coupon, 9/01/13	2,345	2,296,482
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,575,900
Texas St Univ Sys 5.25%, 3/15/13 (Pre-refunded/ETM)	5,125	5,235,495
AGM 5.25%, 3/15/13	195	199,132
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(g)	8,025	8,080,533
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14-4/01/16	14,985	17,241,754
Series 2007 5.00%, 4/01/24	8,380	9,416,271
Univ of Texas Series D 5.00%, 8/15/14	5,850	6,591,487

		488,007,289

Virginia – 0.0%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	1,965	2,159,280

Washington – 7.6%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 11/01/18	1,015	1,132,476
Chelan Cnty WA PUD #1 Series 2011A 5.00%, 7/01/20	3,110	3,548,945
Series 2011B 5.00%, 7/01/21	5,000	5,711,750
5.25%, 7/01/22	3,455	3,977,880
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NPFGC-RE 5.50%, 11/01/19	1,435	1,605,492

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Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy Northwest WA (Bonneville Power Admin) Series 2007C 5.00%, 7/01/17	$2,625	$3,128,344
Series 2012A 5.00%, 7/01/18-7/01/21(b)	77,340	88,434,964
Series A 5.00%, 7/01/12-7/01/14	11,255	12,260,498
AMBAC Series A 5.00%, 7/01/18	5,040	5,698,577
NPFGC Series A 5.25%, 7/01/13	6,545	7,093,275
5.50%, 7/01/12	1,945	2,020,174
Series A 5.50%, 7/01/13	3,840	4,181,798
NPFGC Series A 5.75%, 7/01/17-7/01/18	9,455	9,804,176
Series C 5.00%, 7/01/14-7/01/16	18,760	21,257,626
Series D 5.00%, 7/01/13	5,060	5,466,571
Grant Cnty WA PUD #2 Series 2011A 5.00%, 1/01/20-1/01/23(b)	13,725	15,979,400
King Cnty WA SD #001 GO Series A 5.00%, 12/01/12-12/01/13	53,690	57,251,007
King Cnty WA Swr Series 2011B 5.00%, 1/01/23(b)	4,415	5,188,905
Port of Seattle WA 5.00%, 6/01/22	1,995	2,279,128
Series 2010C 5.00%, 2/01/17	2,590	2,873,890
Seattle WA Mun Light & Pwr AGM 5.00%, 8/01/13	10,060	10,903,129
Tacoma WA Elec Sys AGM 5.00%, 1/01/15	20,945	23,536,734
Washington St GO AMBAC 5.00%, 1/01/12-1/01/14	32,625	34,590,151
AGM 5.00%, 7/01/15	5,405	6,241,640
Series 2003A 5.00%, 7/01/13 (Pre-refunded/ETM)	55	59,450
5.00%, 7/01/13 (Pre-refunded/ETM)	5,000	5,175,600

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC Series 2003R 5.00%, 7/01/13	$2,025	$2,188,823
AGM Series 2007A 5.00%, 7/01/14	6,260	7,019,839
Series A 5.00%, 7/01/13	10,330	11,165,697
AGM Series B 5.00%, 7/01/13	5,785	6,253,006
Series B 5.00%, 7/01/13	1,700	1,836,918
Series C 5.00%, 7/01/14-1/01/17	31,920	36,026,472
AMBAC Series C 5.00%, 1/01/16	7,770	9,025,010
AGM Series D 5.00%, 1/01/14	2,655	2,921,270
AMBAC Series E 5.00%, 1/01/13	3,730	3,946,116

		419,784,731

Wisconsin – 1.2%
Wisconsin GO AMBAC Series 1 5.00%, 5/01/16	4,890	5,733,329
NPFGC Series 1 5.25%, 5/01/13	4,545	4,893,102
NPFGC-RE Series 3 5.25%, 5/01/13	5,500	5,921,245
NPFGC Series A 5.00%, 5/01/13	12,570	13,483,588
NPFGC Series B 5.00%, 5/01/13	4,750	5,094,423
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) NPFGC-RE 5.00%, 7/01/16	6,885	8,069,289
AGM Series A 5.25%, 7/01/14-7/01/16	12,610	14,742,487
AMBAC Series B 5.00%, 7/01/13	4,270	4,610,020
NPFGC-RE Series I 5.00%, 7/01/17	2,000	2,382,280

		64,929,763

Total Long-term Municipal Bonds (cost $4,958,267,240)		5,201,587,590

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Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 3.1%
California – 0.4%
California Hlth Fac Fin Auth (Adventist Health Sys/ West) 0.09%, 9/01/25(h)	$3,670	$3,670,000
California Statewide CDA (Rady Children’s Hosp) 0.09%, 8/15/47(h)	16,900	16,900,000
Sacremento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) 0.11%, 12/01/36(h)	2,100	2,100,000

		22,670,000

Connecticut – 0.0%
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001V-1 0.09%, 7/01/36(h)	1,000	1,000,000

Mississippi – 1.2%
Mississippi Business Fin Corp. (Chevron USA, Inc.) 0.09%, 11/01/35(h)	9,070	9,070,000
0.10%, 11/01/35(h)	11,100	11,100,000
Series 2009 C 0.08%, 12/01/30(h)	18,720	18,720,000
Series 2009 F 0.09%, 12/01/30(h)	2,900	2,900,000
Series 2009g 0.10%, 12/01/30(h)	5,620	5,620,000
Series 2010C 0.10%, 12/01/30(h)	11,500	11,500,000
Series 2010L 0.09%, 11/01/35(h)	9,900	9,900,000

		68,810,000

New York – 0.3%
New York NY Trnsl Fin Auth 0.21%, 11/01/22(h)	17,000	17,000,000

Texas – 1.2%
Harris Cnty TX Cult Ed Fac Fin Corp. (Texas Medical Center) 0.13%, 9/01/31(h)	8,300	8,300,000

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.10%, 11/01/38(h)	$55,000	$55,000,000

		63,300,000

Total Short-term Municipal Notes (cost $172,780,000)		172,780,000

Total Municipal Obligations (cost $5,131,047,240)		5,374,367,590

U.S. TREASURIES – 1.5%
U.S. Treasury Notes 0.375%, 6/30/13 (cost $81,174,850)	81,325	81,503,102

SHORT-TERM INVESTMENTS – 3.7%
Time Deposit – 3.7%
State Street Time Deposit 0.01%, 10/03/11 (cost $203,270,460)	203,270	203,270,460

Total Investments—101.9% (cost $5,415,492,550)		5,659,141,152
Other assets less liabilities – (1.9)%		(103,188,370)

Net Assets – 100.0%		$5,555,952,782

INTEREST RATE SWAP TRANSACTIONS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$22,255	2/12/12	SIFMA	*	3.548%	$370,480

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2011.

(b)	When-Issued or delayed delivery security.

(c)	Security is in default and is non-income producing.

(d)	Illiquid security.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Fair valued.

(g)	Variable rate coupon, rate shown as of September 30, 2011.

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Intermediate Diversified Municipal Portfolio—Portfolio of Investments

(h)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2011, the Portfolio held 27.0% of net assets in insured bonds (of this amount 6.5% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
COP	– Certificate of Participation
CSD	– Central/Community School District
DOT	– Department of Transportation
EDA	– Economic Development Agency
EDC	– Economic Development Corporation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GAN	– Grant Anticipation Note
GO	– General Obligation
HFA	– Housing Finance Authority
IDA	– Industrial Development Authority/Agency
ISD	– Independent School District
LID	– Local Improvement District
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
PCR	– Pollution Control Revenue Bond
PFA	– Public Finance Authority
PFC	– Passenger Facility Charge
PUD	– Public Utility District
RTA	– Regional Transportation Authority
SD	– School District
SFMR	– Single Family Mortgage Revenue
SID	– Special Improvement District
SRF	– State Revolving Fund
SSA	– Special Services Area
TRAN	– Tax & Revenue Anticipation Note
USD	– Unified School District

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2011

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.5%
Long-Term Municipal Bonds – 98.5%
New York – 75.4%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/16-12/15/22	$13,090	$14,600,069
Albany Cnty NY GO NPFGC-RE 5.00%, 10/01/12	205	209,397
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,023,969
Erie Cnty NY IDA (Buffalo NY SD) 5.00%, 5/01/22	5,800	6,779,910
AGM 5.00%, 5/01/14	1,120	1,228,371
5.75%, 5/01/24	1,520	1,623,086
AGM Series A 5.00%, 5/01/16	1,210	1,386,067
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	6,260	7,054,144
NPFGC Series D 5.00%, 9/01/12	10,115	10,523,848
NPFGC Series F 5.00%, 5/01/13-5/01/16	34,590	38,581,054
Metropolitan Trnsp Auth NY Series 2010D 5.25%, 11/15/24	10,755	12,131,532
Series 2010G 5.00%, 11/15/21	9,305	10,674,789
5.25%, 11/15/22-11/15/26	33,880	38,435,602
Series B 5.00%, 11/15/16-11/15/17	6,645	7,618,731
AMBAC Series A 5.50%, 11/15/18	5,325	5,595,137
AMBAC Series B 5.00%, 7/01/20 (Pre-refunded/ETM)	535	536,546
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) AGM Series A 5.25%, 11/15/12	7,425	7,823,797
NPFGC Series A 5.00%, 11/15/11	1,865	1,874,866
5.25%, 11/15/13	2,660	2,924,989

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC-RE Series A 5.25%, 11/15/15-11/15/16	$12,965	$15,283,356
Nassau Cnty NY GO 5.00%, 4/01/21-4/01/22	5,915	6,630,099
Series 2009 F 5.00%, 10/01/11	1,335	1,335,000
NPFGC-RE Series A 6.00%, 7/01/12-7/01/13	2,000	2,120,470
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC 5.375%, 11/15/15-11/15/16	1,100	1,105,309
AMBAC Series B 5.00%, 11/15/14	3,595	3,912,798
AMBAC Series H 5.25%, 11/15/13	1,745	1,916,900
New York Bridge Auth 5.00%, 1/01/17	4,575	4,615,352
New York NY GO 5.00%, 8/01/13-8/01/18	24,085	27,271,415
5.00%, 10/01/24(a)	2,860	3,273,470
5.25%, 9/01/14-9/01/16	23,140	26,833,809
Series 04G 5.00%, 8/01/12	3,910	4,061,122
Series 1993E 5.00%, 8/01/23(a)	6,835	7,939,741
Series 2002C 5.50%, 8/01/13 (Pre-refunded/ETM)	150	160,284
5.50%, 8/01/13-8/01/14	14,645	15,577,691
Series 2003A 5.25%, 8/01/17 (Pre-refunded/ETM)	715	778,857
5.25%, 8/01/17	4,990	5,351,226
Series 2005M 5.00%, 4/01/12 (Pre-refunded/ETM)	3,610	3,693,896
5.00%, 4/01/12	4,530	4,636,183
Series 2011A 5.00%, 8/01/26	14,275	16,015,836
Series C 5.00%, 1/01/16	4,410	5,070,883
5.50%, 9/15/19 (Pre-refunded/ETM)	1,000	1,101,150
Series E 5.00%, 8/01/16	5,500	6,403,320
Series I 5.00%, 8/01/14	2,700	3,022,245
AGM 5.25%, 8/01/12-8/01/14	13,615	14,321,590

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC 5.00%, 8/01/16	$2,350	$2,605,351
NPFGC-RE 5.00%, 8/01/13	2,750	2,977,315
New York NY Hlth & Hosp Corp. Series 2008A 5.00%, 2/15/14	10,215	11,113,307
New York NY IDA (Magen David Yeshivah) ACA 4.99%, 6/15/13(b)	2,305	2,120,600
New York NY Mun Wtr Fin Auth 5.00%, 6/15/19-6/15/26	49,345	56,449,666
Series FF 5.00%, 6/15/25	24,730	28,164,750
New York NY Trnsl Fin Auth 5.00%, 11/01/11-2/01/24	46,575	51,562,297
5.25%, 8/01/14	1,300	1,468,519
5.25%, 2/01/20 (Pre-refunded/ETM)	6,310	6,726,208
Series 02A 5.50%, 11/01/26(c)	18,050	18,115,521
Series 2003E 5.25%, 2/01/21 (Pre-refunded/ETM)	1,965	2,094,611
Series 2004C 5.25%, 2/01/13-2/01/21	2,200	2,364,694
Series 2006A 5.00%, 8/01/13 (Pre-refunded/ETM)	18,175	19,750,591
5.00%, 8/01/13	25	27,095
NPFGC 5.25%, 2/01/20	115	121,968
NPFGC Series 2003E 5.25%, 2/01/21	35	36,863
NPFGC-RE 5.00%, 11/01/13	18,405	20,142,248
5.50%, 11/01/13	7,075	7,459,102
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,790	26,919,320
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/21	4,605	5,251,358
New York St Dormitory Auth 5.375%, 7/01/19 (Pre-refunded/ETM)	1,400	1,453,032
NPFGC 5.20%, 2/15/16 (Pre-refunded/ETM)	1,000	1,140,270

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (AIDS Long-term Hlth Care Loan Pool) 5.00%, 11/01/11	$2,700	$2,708,802
New York St Dormitory Auth (Brookdale Hospital Med Ctr) NPFGC 5.20%, 2/15/14	1,140	1,143,534
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	13,262,672
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,073,620
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,552,399
New York St Dormitory Auth (Mt Sinai School of Medicine) 5.00%, 7/01/19	4,360	4,913,110
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	1,500	1,573,020
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15-2/15/16	26,330	29,901,796
AGM 5.00%, 2/15/16	3,830	4,371,141
NPFGC 5.00%, 8/15/17	480	480,269
NPFGC Series 1998D 5.25%, 2/15/13	110	110,195
New York St Dormitory Auth (New York St Lease Secured Hosp) 3.875%, 2/15/12	1,000	1,010,400
4.00%, 2/15/13-8/15/15	9,160	9,701,494
New York St Dormitory Auth (New York St Lease Suny) Series B 5.25%, 11/15/23	4,960	5,098,880
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/22	6,050	6,848,600

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/12-2/15/19	$71,360	$82,162,124
Series 2008 A 5.00%, 3/15/20	4,750	5,492,472
Series 2009 D 5.00%, 6/15/18-6/15/20	9,230	11,005,760
Series G 5.00%, 3/15/17-3/15/18	15,885	18,889,034
AGM 5.00%, 3/15/13	2,525	2,690,211
AMBAC 5.00%, 3/15/15	1,650	1,885,571
NPFGC-RE 5.50%, 3/15/14	4,750	5,067,110
New York St Dormitory Auth (New York Univ) NPFGC 5.75%, 7/01/12	1,540	1,602,247
NPFGC Series A 6.00%, 7/01/18	1,000	1,226,910
New York St Dormitory Auth (State Univ of New York) Series 2011A 5.00%, 7/01/24	3,125	3,567,031
New York St Dormitory Auth (Winthrop So Nassau Univ Hlth) AMBAC Series A 5.25%, 7/01/18	1,000	1,011,520
AMBAC Series B 5.25%, 7/01/19	1,325	1,340,052
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NPFGC 5.20%, 2/15/16	5,820	5,836,762
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010 C 0.648%, 4/01/34(b)(d)(e)	17,725	13,457,050
New York St Envrn Fac Corp. (New York Ny Mun Wtr Fin Auth) 5.00%, 6/15/14-6/15/25	27,340	29,733,256
Series 2009 A 5.25%, 6/15/24	7,300	8,453,327
New York St Envrn Fac Corp. (New York St Pers Income Tax) NPFGC-RE 5.00%, 12/15/23	1,060	1,166,551

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(b)(f)	$1,980	$20
New York St Loc Gov Asst Corp. 5.00%, 4/01/18-4/01/20	22,670	26,806,979
AGM 5.00%, 4/01/13	4,230	4,521,193
New York St Mortgage Agy SFMR (New York St Mortgage Agy) 4.50%, 4/01/23	1,590	1,569,807
New York St Pwr Auth NPFGC 5.00%, 11/15/16	6,180	7,364,459
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Pre-refunded/ETM)	895	1,027,066
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14-3/15/16	10,950	12,662,054
Series 2010A 5.00%, 3/15/24-3/15/25	21,900	25,319,712
AGM 5.00%, 3/15/14-3/15/15	8,840	9,971,950
AGM Series 2005A 5.00%, 3/15/18	1,035	1,155,412
AMBAC 5.00%, 3/15/15	10,170	11,621,971
New York St Thruway Auth (New York St Thruway Auth Ded Tax) 5.00%, 4/01/17	21,620	25,319,182
AGM 5.00%, 4/01/12	1,415	1,447,955
AGM Series 5B 5.00%, 4/01/14	64,440	71,315,748
AMBAC 5.25%, 4/01/14	3,190	3,550,023
NPFGC 5.00%, 4/01/24	1,060	1,139,193
5.25%, 4/01/12-4/01/14	13,930	14,981,492
NPFGC-RE Series B 5.00%, 4/01/13-4/01/16	27,025	29,757,863
New York St Thruway Auth (New York St Thruway Gen Toll Road) AMBAC 5.00%, 1/01/13-1/01/14	12,285	13,147,912

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St UDC (New York St Lease Svc Contract) 5.00%, 1/01/19	$3,525	$4,070,635
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	2,045	2,381,300
AMBAC 5.00%, 12/15/20	6,265	7,025,446
Niagara Falls NY Bridge Comm FGIC 6.30%, 10/01/12 (Pre-refunded/ETM)	4,670	4,944,549
Port Authority of NY & NJ NPFGC-RE 5.00%, 12/01/19	15,290	16,491,641
5.125%, 11/15/15	1,355	1,359,268
XLCA 5.00%, 10/01/19	3,700	4,026,451
XLCA Series CONS 143rd 5.00%, 10/01/17	6,370	7,108,156
Prerefunded-Others Series 2002C 5.50%, 8/01/14 (Pre-refunded/ETM)	130	138,913
Series 2004C 5.25%, 2/01/13 (Pre-refunded/ETM)	4,300	4,580,661
5.25%, 2/01/21 (Pre-refunded/ETM)	2,140	2,379,124
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/14	12,290	13,551,077
Series 2008 5.00%, 6/01/12	8,000	8,242,240
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,615	2,836,151
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/11-1/01/20	50,115	57,247,039
5.25%, 11/15/12-1/01/17	19,480	20,681,400
5.50%, 1/01/12 (Pre-refunded/ETM)	2,990	3,027,883
5.50%, 1/01/17 (Pre-refunded/ETM)	9,370	10,701,571
NPFGC 5.125%, 1/01/18 (Pre-refunded/ETM)	8,165	8,186,066
5.25%, 11/15/15	3,145	3,682,009
Troy Res Corp. (Rensselaer Polytechnic Institute) 5.00%, 9/01/16-9/01/21	7,490	8,368,174
Series 2010B 5.00%, 9/01/17-9/01/18	9,060	10,218,650

66	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	$975	$923,335
Yonkers NY GO NPFGC 5.00%, 8/01/12-8/01/14	7,925	8,435,364

		1,378,746,606

Alabama – 0.7%
Alabama Pub Sch & Clg Auth Series B 5.00%, 5/01/18	11,055	13,208,072

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	420	412,663

California – 3.7%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,000	5,873,400
Series A 5.00%, 7/01/18-7/01/20	27,975	32,976,336
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	26,250	28,032,375
San Francisco City/Cnty CA Arpt Commn (San Francisco CA ntl Airport) Series 2009 E 5.00%, 5/01/21	1,245	1,403,538

		68,285,649

Colorado – 0.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	495	530,081
Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(b)	2,765	1,244,250

		1,774,331

District of Columbia – 0.3%
Metro Washington Arpt Auth VA 5.00%, 10/01/19-10/01/21	5,795	6,511,988

Florida – 5.6%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	1,180	1,210,704

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	$32,640	$36,727,834
Series 2010A 5.00%, 6/01/16	7,175	7,797,144
Dupree Lakes CDD FL 6.83%, 11/01/15	375	360,536
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(b)	2,760	1,935,560
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	16,355	19,174,438
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15	13,660	15,019,990
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(b)(f)	955	286,500
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,270	1,399,502
AGM Series A 5.00%, 10/01/16	3,500	3,842,510
Live Oak CDD FL Series 2010 7.36%, 11/01/20	640	659,558
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,383,094
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) 5.75%, 10/01/20	1,545	1,797,129
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,230	1,194,059
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(b)	90	90,381
Series 2010A-2 6.125%, 5/01/17(b)(g)	200	146,912
Series 2010B 5.125%, 5/01/17(b)(g)	455	388,215
Series 4B 5.125%, 5/01/09(b)(h)	185	– 0	–

68	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Parkway Center CDD FL Series B 5.625%, 5/01/14	$1,665	$1,438,360
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,665	2,987,625
Six Mile Creek CDD FL 5.50%, 5/01/17(b)	1,010	323,200
Sterling Hill CDD FL Series B 5.50%, 12/31/49(b)(f)	165	120,450
Venetian CDD FL Series B 5.95%, 5/01/12	170	169,548
Verano CDD FL Series B 5.00%, 11/01/13	1,700	1,553,953

		102,007,202

Georgia – 0.4%
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	6,975	7,583,080

Guam – 0.1%
Guam COP Series 2010A 6.00%, 12/01/20	1,625	1,647,685

Illinois – 0.6%
Bolingbrook IL Sales Tax 5.75%, 1/01/15(c)	1,405	1,057,277
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(b)	1,307	720,915
Cortland IL SSA #10 5.125%, 3/01/14	2,647	2,588,739
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	1,620	1,616,549
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	3,950	3,958,848
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	702	683,938

		10,626,266

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana – 0.6%
Indiana Bond Bank Gas (JP Morgan Chase) 5.25%, 10/15/18-10/15/21	$10,745	$11,437,654

Louisiana – 0.1%
Isabella Lakes CDD LA 6.00%, 8/01/22(b)(f)	1,515	454,500
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(b)(f)	1,155	513,167
Whispering Springs CDD LA 5.20%, 10/01/21(b)(f)	1,500	423,000

		1,390,667

Nevada – 0.8%
Clark Cnty NV Arpt (McCarran Airport) AGM Series C 2009 5.00%, 7/01/23	7,400	8,021,082
Clark Cnty NV SD GO Series B 5.00%, 6/15/17	3,620	4,145,009
Henderson NV LID # T-16 (Henderson NV Lid # T-16 Falls) 4.625%, 3/01/12(b)	535	481,302
Las Vegas NV SID #607 (Las Vegas NV SID #607 Providence) 5.35%, 6/01/12	1,355	1,357,669

		14,005,062

New Jersey – 0.1%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2011A 5.00%, 6/15/21	2,195	2,484,806

North Carolina – 0.4%
North Carolina Eastern Mun Pwr Agy 5.00%, 1/01/15	1,475	1,651,012
5.375%, 1/01/17	2,285	2,386,865
North Carolina Mun Pwr Agy #1 Series A 5.25%, 1/01/17	2,290	2,700,803

		6,738,680

Ohio – 0.3%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	1,230	1,106,299

70	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Dev Auth (Cleveland Electric Illum) 7.25%, 11/01/32	$4,865	$5,151,646

		6,257,945

Pennsylvania – 1.0%
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/16-9/01/21	14,925	16,432,527
5.25%, 9/01/23	2,075	2,270,901

		18,703,428

Puerto Rico – 6.6%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/13-7/01/15	12,425	13,431,352
5.50%, 7/01/16-7/01/19	15,645	17,611,043
Series 2010AAA 5.25%, 7/01/21	8,575	9,384,909
Series 2010ZZ 5.25%, 7/01/22	7,900	8,597,412
NPFGC 5.50%, 7/01/16	3,695	4,150,409
Puerto Rico GO 5.00%, 7/01/13	4,980	5,273,521
5.25%, 7/01/14	1,305	1,402,614
Puerto Rico Govt Dev Bank 5.00%, 12/01/11-2/01/14	12,470	12,889,376
Series B 5.00%, 12/01/13	4,410	4,692,460
NPFGC Series 2009 4.75%, 12/01/15	7,460	7,763,249
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 4.679%, 7/01/28(d)	1,090	795,079
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.00%, 7/01/28	1,000	1,025,600
5.75%, 7/01/15	4,245	4,705,497
Puerto Rico Pub Fin Corp. Series A 5.75%, 8/01/27	1,405	1,424,080
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/22	23,245	25,946,069
Univ of Puerto Rico 5.00%, 6/01/13	1,015	1,071,992

		120,164,662

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.9%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	$17,375	$17,334,342

Virginia – 0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	999	1,097,771

Washington – 0.7%
Port of Seattle WA 5.00%, 2/01/21	11,010	12,101,972

Total Long-Term Municipal Bonds (cost $1,711,949,540)		1,802,520,531

SHORT-TERM INVESTMENTS – 0.9%
Time Deposit – 0.9%
State Street Time Deposit 0.01%, 10/03/11 (cost $15,990,661)	15,991	15,990,661

Total Investments – 99.4% (cost $1,727,940,201)		1,818,511,192
Other assets less liabilities – 0.6%		10,462,226

Net Assets – 100.0%		$1,828,973,418

(a)	When-Issued or delayed delivery security.

(b)	Illiquid security.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2011.

(d)	Variable rate coupon, rate shown as of September 30, 2011.

(e)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2011 and the aggregate market value of this security amounted to $13,457,050 or 0.74% of net assets.

(f)	Security is in default and is non-income producing.

(g)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(h)	Fair valued.

As of September 30, 2011, the Portfolio held 25.4% of net assets in insured bonds (of this amount 3.4% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

72	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

Glossary:

ACA – ACA Financial Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

COP – Certificate of Participation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

IDA – Industrial Development Authority/Agency

LID – Local Improvement District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

SD – School District

SFMR – Single Family Mortgage Revenue

SID – Special Improvement District

SSA – Special Services Area

UDC – Urban Development Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2011

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities, at value	$1,097,840,671		$5,659,141,152		$1,818,511,192
Cash in bank	– 0	–	– 0	–	39
Receivables:
Interest	15,528,659		64,526,958		23,014,009
Capital shares sold	2,374,715		22,098,423		4,173,845
Investment securities sold	– 0	–	200,000		200,000
Unrealized appreciation of interest rate swap agreements	– 0	–	370,480		– 0	–

Total assets	1,115,744,045		5,746,337,013		1,845,899,085

Liabilities
Due to custodian	– 0	–	76,857		– 0	–
Payables:
Capital shares redeemed	1,833,978		10,185,741		3,149,053
Dividends to shareholders	1,048,993		4,268,618		1,467,328
Investment securities purchased	– 0	–	172,941,399		11,248,475
Management fee	454,771		1,975,290		722,588
Shareholder servicing fee	85,431		407,895		131,277
Distribution fee	31,086		216,051		97,787
Transfer Agent fee	7,131		34,898		9,605
Accrued expenses	71,153		277,482		99,554

Total liabilities	3,532,543		190,384,231		16,925,667

Net Assets	$1,112,211,502		$5,555,952,782		$1,828,973,418

Cost of investments	$1,045,378,366		$5,415,492,550		$1,727,940,201

Net Assets Consist of:
Capital stock, at par	$76,053		$379,147		$126,873
Additional paid-in capital	1,066,671,661		5,308,529,777		1,745,806,340
Distributions in excess of net investment income	(196,679)		(74,738)		(150,459)
Accumulated net realized gain (loss) on investment transactions	(6,801,838)		3,099,514		(7,380,327)
Net unrealized appreciation of investments and interest rate swap transactions	52,462,305		244,019,082		90,570,991

	$1,112,211,502		$5,555,952,782		$1,828,973,418

See notes to financial statements.

74	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Assets and Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,031,910,973	$4,907,930,592	$1,579,980,531
Shares of capital stock outstanding	70,561,601	334,939,351	109,596,020

Net asset value and offering price per share	$14.62	$14.65	$14.42

Class A Shares
Net Assets	$59,977,553	$535,805,286	$183,640,587
Shares of capital stock outstanding	4,101,304	36,552,762	12,742,651

Net asset value and redemption price per share	$14.62	$14.66	$14.41
Sales charge—3.00% of public offering price	0.45	0.45	0.45

Maximum offering price	$15.07	$15.11	$14.86

Class B Shares
Net Assets	$159,933	$816,824	$753,700
Shares of capital stock outstanding	10,937	55,705	52,323

Net asset value and offering price per share	$14.62	$14.66	$14.40

Class C Shares
Net Assets	$20,163,043	$111,400,080	$64,598,600
Shares of capital stock outstanding	1,378,906	7,599,671	4,481,848

Net asset value and offering price per share	$14.62	$14.66	$14.41

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2011

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Investment Income
Income:
Interest	$43,152,088		$199,003,690		$69,471,635
Dividends	– 0	–	– 0	–	– 0	–

Total income	43,152,088		199,003,690		69,471,635

Expenses:
Management fee (see Note 2A)	5,584,430		23,667,497		8,952,015
Shareholder servicing fee (see Note 2B)	1,059,794		4,991,204		1,652,024
Custodian fee	179,880		232,710		214,326
Transfer Agent fee—Non-Retail Class	19,892		110,838		41,655
Transfer Agent fee—Class A	19,794		116,326		52,393
Transfer Agent fee—Class B	131		671		627
Transfer Agent fee—Class C	8,776		35,778		21,400
Distribution fees—Class A	149,684		1,141,529		491,107
Distribution fees—Class B	3,047		10,318		9,195
Distribution fees—Class C	198,800		1,036,826		615,799
Directors’ fees and expenses	32,019		160,016		57,078
Registration fees	29,147		375,266		62,667
Auditing and tax fees	22,860		125,755		46,121
Legal fees	22,625		62,227		29,133
Printing fees	14,444		73,475		27,191
Miscellaneous	40,483		170,324		65,061

Total expenses	7,385,806		32,310,760		12,337,792

Net investment income	35,766,282		166,692,930		57,133,843

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(6,801,838)		3,521,804		(7,380,327)
Swap transactions	– 0	–	737,232		– 0	–

Net realized gain (loss) on investment transactions	(6,801,838)		4,259,036		(7,380,327)

Net change in unrealized appreciation/depreciation of:
Investments	570,691		(12,502,725)		(2,000,837)
Swap transactions	– 0	–	(675,626)		– 0	–

Net change in unrealized appreciation/depreciation of investments	570,691		(13,178,351)		(2,000,837)

Net realized and unrealized loss on investment transactions	(6,231,147)		(8,919,315)		(9,381,164)

Net increase in net assets resulting from operations	$29,535,135		$157,773,615		$47,752,679

See notes to financial statements.

76	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Year Ended September 30, 2011	Year Ended September 30, 2010
Increase (Decrease) in Net Assets from Operations:
Net investment income	$35,766,282	$39,301,101
Net realized gain (loss) on investment transactions	(6,801,838)	11,723,626
Net change in unrealized appreciation/depreciation of investments	570,691	15,998,191

Net increase in net assets resulting from operations	29,535,135	67,022,918
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(33,849,514)	(37,546,305)
Class A	(1,465,848)	(1,276,934)
Class B	(6,811)	(24,100)
Class C	(444,109)	(453,762)
Distributions from Net Realized Gain on Investment Transactions
Municipal Class	(10,973,587)	(3,358,770)
Class A	(490,418)	(105,992)
Class B	(3,955)	(4,067)
Class C	(210,612)	(53,871)

Total dividends and distributions to shareholders	(47,444,854)	(42,823,801)

Capital-Share Transactions:
Net proceeds from sales of shares	273,750,000	318,013,688
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	17,430,374	11,997,045

Total proceeds from shares sold	291,180,374	330,010,733
Cost of shares redeemed	(336,671,505)	(395,279,356)

Net decrease in net assets from capital-share transactions	(45,491,131)	(65,268,623)

Net decrease in net assets	(63,400,850)	(41,069,506)
Net Assets:
Beginning of period	1,175,612,352	1,216,681,858

End of period(a)	$1,112,211,502	$1,175,612,352

(a) Includes distributions in excess of net investment income of:	$(196,679)	$(147,790)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Statement of Changes in Net Assets

	Diversified Municipal Portfolio
	Year Ended September 30, 2011	Year Ended September 30, 2010
Increase (Decrease) in Net Assets from Operations:
Net investment income	$166,692,930	$167,706,927
Net realized gain on investment transactions	4,259,036	29,361,923
Net change in unrealized appreciation/depreciation of investments	(13,178,351)	64,618,232

Net increase in net assets resulting from operations	157,773,615	261,687,082
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(154,372,036)	(160,921,785)
Class A	(10,805,554)	(6,056,470)
Class B	(22,032)	(47,919)
Class C	(2,231,452)	(1,468,315)
Distributions from Net Realized Gain on Investment Transactions
Municipal Class	(25,656,578)	(8,097,672)
Class A	(1,818,536)	(225,936)
Class B	(6,211)	(3,489)
Class C	(524,825)	(28,509)

Total dividends and distributions to shareholders	(195,437,224)	(176,850,095)

Capital-Share Transactions:
Net proceeds from sales of shares	1,688,700,497	1,871,940,581
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	59,442,461	42,846,429

Total proceeds from shares sold	1,748,142,958	1,914,787,010
Cost of shares redeemed	(1,728,182,304)	(1,532,288,475)

Net increase in net assets from capital-share transactions	19,960,654	382,498,535

Net increase (decrease) in net assets	(17,702,955)	467,335,522
Net Assets:
Beginning of period	5,573,655,737	5,106,320,215

End of period(b)	$5,555,952,782	$5,573,655,737

(b) Includes distributions in excess of net investment income of:	$(74,738)	$(73,826)

See notes to financial statements.

78	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

	New York Municipal Portfolio
	Year Ended September 30, 2011	Year Ended September 30, 2010
Increase (Decrease) in Net Assets from Operations:
Net investment income	$57,133,843	$57,436,811
Net realized gain (loss) on investment transactions	(7,380,327)	6,973,886
Net change in unrealized appreciation/depreciation of investments	(2,000,837)	21,758,438

Net increase in net assets resulting from operations	47,752,679	86,169,135
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(51,107,696)	(53,367,691)
Class A	(4,677,472)	(3,086,952)
Class B	(19,622)	(49,085)
Class C	(1,329,053)	(938,311)
Distributions from Net Realized Gain on Investment Transactions
Municipal Class	(6,157,028)	(3,893,235)
Class A	(609,093)	(175,553)
Class B	(3,768)	(6,688)
Class C	(230,774)	(74,274)

Total dividends and distributions to shareholders	(64,134,506)	(61,591,789)

Capital-Share Transactions:
Net proceeds from sales of shares	447,074,570	583,887,177
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	20,170,948	18,670,082

Total proceeds from shares sold	467,245,518	602,557,259
Cost of shares redeemed	(593,339,199)	(449,871,015)

Net increase (decrease) in net assets from capital-share transactions	(126,093,681)	152,686,244

Net increase (decrease) in net assets	(142,475,508)	177,263,590
Net Assets:
Beginning of period	1,971,448,926	1,794,185,336

End of period(a)	$1,828,973,418	$1,971,448,926

(a) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(150,459)	$4,122

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2011

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AllianceBernstein Intermediate Municipal Class A, AllianceBernstein Intermediate Municipal Class B and AllianceBernstein Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”). These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments

80	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the “Adviser” may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2011:

California Municipal Portfolio
Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,087,314,025		$128,000		$1,087,442,025
Short-Term Investments		– 0	–	10,398,646		– 0	–	10,398,646

Total Investments in Securities		– 0	–	1,097,712,671		128,000		1,097,840,671
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total	$	– 0	–	$1,097,712,671		$128,000		$1,097,840,671

Diversified Municipal Portfolio
Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$5,201,426,590		$161,000	^	$5,201,587,590
Short-Term Municipal Notes		– 0	–	172,780,000		– 0	–	172,780,000
U.S. Treasuries		– 0	–	81,503,102		– 0	–	81,503,102
Short-Term Investments		– 0	–	203,270,460		– 0	–	203,270,460

Total Investments in Securities		– 0	–	5,658,980,152		161,000		5,659,141,152

Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	370,480		370,480
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total	$	– 0	–	$5,658,980,152		$531,480		$5,659,511,632

New York Municipal Portfolio
Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,788,608,981		$13,911,550		$1,802,520,531
Short-Term Investments		– 0	–	15,990,661		– 0	–	15,990,661

Total Investments in Securities		– 0	–	1,804,599,642		13,911,550		1,818,511,192
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total	$	– 0	–	$1,804,599,642		$13,911,550		$1,818,511,192

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	The Portfolio held securities with zero market value at period end.

82	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	New York Municipal Portfolio						California Municipal Portfolio
	Long-Term Municipal Bonds			Total			Long-Term Municipal Bonds		Total
Balance as of 9/30/10	$	– 0	–	$	– 0	–	$134,000		$134,000
Accrued discounts/(premiums)		70			70		– 0	–	– 0	–
Realized gain (loss)		– 0	–		– 0	–	(428,800)		(428,800)
Change in unrealized appreciation/depreciation		(513,661)			(513,661)		504,000		504,000
Purchases		– 0	–		– 0	–	– 0	–	– 0	–
Sales		– 0	–		– 0	–	(241,200)		(241,200)
Transfers in to Level 3		14,425,141			14,425,141		160,000		160,000
Transfers out of Level 3		– 0	–		– 0	–	– 0	–	– 0	–

Balance as of 9/30/11		$13,911,550			$13.911,550		$128,000		$128.000

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11**		$(513,661)			$(513,661)		$(32,000)		$(32,000)

Diversified Municipal Portfolio	Long-Term Municipal Bonds*		Interest Rate Swap Contracts			Total
Balance as of 9/30/10	$2,156,650		$	– 0	–	$2,156,650
Accrued discounts/(premiums)	– 0	–		– 0	–	– 0	–
Realized gain (loss)	(3,290,909)			– 0	–	(3,290,909)
Change in unrealized appreciation/depreciation	4,048,149			(675,626)		3,372,523
Purchases	– 0	–		– 0	–	– 0	–
Sales	(1,959,091)			– 0	–	(1,959,091)
Net transfers in to Level 3	201,250			1,046,106		1,247,356
Net transfers out of Level 3	(995,049)			– 0	–	(995,049)

Balance as of 9/30/11	$161,000			$370,480		$531,480

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11**	$(40,250)			$(675,626)		$(715,876)

*	The portfolio held a security with zero market value at period end.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Notes to Financial Statements

invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2011, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax

84	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

(tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, due to reclassifications of distributions and swap income (loss), is reflected as an adjustment to the components of capital as of September 30, 2011, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment Transactions
California Municipal	$	– 0	–	$(48,889)	$48,889
Diversified Municipal		– 0	–	737,232	(737,232)
New York Municipal		– 0	–	(154,581)	154,581

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Notes to Financial Statements

The California Municipal and New York Municipal Portfolios pay the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion, .35% of the next $2 billion and ..30% in excess of $7 billion of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly. Prior to October 21, 2010, the Diversified Municipal Portfolio paid the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolio.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: California Municipal Portfolio, $18,000; Diversified Municipal Portfolio, $46,423; and New York Municipal Portfolio, $24,769 for the year ended September 30, 2011.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class Shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for

86	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A Shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C Shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
California Municipal	$508,291	$1,120,006
Diversified Municipal	466,548	2,269,324
New York Municipal	753,661	1,824,389

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Notes to Financial Statements

of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2011, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A	Class B	Class C
California Municipal	$79	$13,678	$262	$4,478
Diversified Municipal	409	118,828	1,217	31,778
New York Municipal	619	37,258	382	26,359

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2011, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities		Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$132,170,653	$16,610,887		$169,689,031	$16,637,524
Diversified Municipal	866,372,839	81,153,456		867,259,631	227,998,981
New York Municipal	258,264,426	– 0	–	368,705,482	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

	Cost	Gross Unrealized		Net Unrealized Appreciation
Portfolio		Appreciation	(Depreciation)
California Municipal	$1,045,378,366	$60,690,333	$(8,228,028)	$52,462,305
Diversified Municipal	5,415,492,550	282,305,428	(38,656,826)	243,648,602
New York Municipal	1,727,940,201	106,057,981	(15,486,990)	90,570,991

88	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

B. Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swap Agreements

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Notes to Financial Statements

prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2011, the Intermediate Diversified Municipal Portfolio held interest rate swap contracts for hedging purposes.

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

At September 30, 2011, the Portfolios had entered into the following derivatives:

Diversified Municipal Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$370,480

Total		$370,480

90	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	$737,232	$ (675,626)

Total		$737,232	$(675,626)

For the year ended September 30, 2011, the average monthly notional amount of interest rate swaps was $22,255,000.

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 were as follows:

California Municipal	2011	2010
Distributions paid from:
Ordinary income	$213,389	$350,567
Net long-term capital gains	11,629,683	3,522,700

Total taxable distributions paid	11,843,072	3,873,267
Tax exempt distributions	35,601,782	38,950,534

Total distributions paid	$47,444,854	$42,823,801

Diversified Municipal	2011	2010
Distributions paid from:
Ordinary income	$3,177,364	$4,790,016
Net long-term capital gains	26,087,938	8,355,606

Total taxable distributions paid	29,265,302	13,145,622
Tax exempt distributions	166,171,922	163,704,473

Total distributions paid	$195,437,224	$176,850,095

New York Municipal	2011	2010
Distributions paid from:
Ordinary income	$966,091	$1,263,287
Net long-term capital gains	6,120,387	4,149,750

Total taxable distributions	7,086,478	5,413,037
Tax exempt distributions	57,048,028	56,178,752

Total distributions paid	$64,134,506	$61,591,789

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Notes to Financial Statements

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Ordinary Income(a)	Long- Term Capital Gains			Accumulated Capital and Other Losses(b)		Unrealized Appreciation (Depreciation)(c)	Total Accumulated Earnings (Deficit)(d)
California Municipal	$852,314	$	– 0	–	$ (6,801,838)		$52,462,305	$46,512,781
Diversified Municipal	7,244,394		460,992		– 0	–	243,919,501	251,624,887
New York Municipal	1,316,869		– 0	–	(7,380,327)		90,570,991	84,507,533

(a)	Includes tax exempt income as shown below:

Portfolio
California Municipal	$852,314
Diversified Municipal	4,605,873
New York Municipal	1,316,869

(b)

On September 30, 2011, the California Municipal Portfolio had a net capital loss carryforward of $2,406,179 which expires in the year 2019. The New York Municipal Portfolio had a net capital loss carryforward of $2,142,407 which expires in the year 2019. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2011, the California Municipal and New York Municipal Portfolios deferred to October 1, 2011 post-October capital losses of $4,395,659 and $5,237,920, respectively.

(c)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to swap income (loss) accrual and interest accrual on defaulted securities.

(d)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to current year dividends payable.

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the

92	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

rights of investors in these securities. The two New York Municipal Portfolios and two California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified.” This means state specific Municipal Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Prepayment Risk—Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Notes to Financial Statements

for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios’ have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal Class Shares; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and 400 million allocated to the Municipal Class Shares. Share transactions for each Portfolio for the years ended September 30, 2011 and September 30, 2010, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

Municipal Class Shares
Shares sold	16,529,607	19,538,019	$237,900,013	$283,351,499

Shares issued to shareholders on reinvestment of dividends and distributions	1,106,021	750,230	15,911,404	10,888,815

Shares redeemed	(21,410,576)	(25,308,639)	(308,609,858)	(368,505,763)

Net decrease	(3,774,948)	(5,020,390)	(54,798,441)	(74,265,449)

Beginning of period	74,336,549	79,356,939	1,041,566,489	1,115,831,938

End of period	70,561,601	74,336,549	$986,768,048	$1,041,566,489

94	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	California Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

Class A Shares
Shares sold	2,209,152	1,952,019	$31,881,965	$28,357,175

Shares issued to shareholders on reinvestment of dividends and distributions	73,932	52,751	1,065,655	766,988

Shares converted from Class B	12,809	87,742	185,016	1,273,307

Shares redeemed	(1,559,078)	(1,554,344)	(22,416,038)	(22,477,316)

Net increase	736,815	538,168	10,716,598	7,920,154

Beginning of period	3,364,489	2,826,321	48,644,175	40,724,021

End of period	4,101,304	3,364,489	$59,360,773	$48,644,175

Class B Shares
Shares sold	52	1,207	$746	$17,716

Shares issued to shareholders on reinvestment of dividends and distributions	451	971	6,456	14,059

Shares converted to Class A	(12,813)	(87,728)	(185,016)	(1,273,307)

Shares redeemed	(9,852)	(10,071)	(141,931)	(146,027)

Net decrease	(22,162)	(95,621)	(319,745)	(1,387,559)

Beginning of period	33,099	128,720	900,482	2,288,041

End of period	10,937	33,099	$580,737	$900,482

Class C Shares
Shares sold	262,234	344,757	$3,782,260	$5,013,991

Shares issued to shareholders on reinvestment of dividends and distributions	31,028	22,502	446,859	327,183

Shares redeemed	(370,273)	(197,541)	(5,318,662)	(2,876,943)

Net increase (decrease)	(77,011)	169,718	(1,089,543)	2,464,231

Beginning of period	1,455,917	1,286,199	21,133,900	18,669,669

End of period	1,378,906	1,455,917	$20,044,357	$21,133,900

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

Municipal Class Shares
Shares sold	87,897,500	105,428,472	$1,268,014,676	$1,528,297,377

Shares issued to shareholders on reinvestment of dividends and distributions	3,358,702	2,577,871	48,446,850	37,423,795

Shares redeemed	(104,108,515)	(100,325,024)	(1,502,120,532)	(1,457,584,270)

Net increase (decrease)	(12,852,313)	7,681,319	(185,659,006)	108,136,902

Beginning of period	347,791,664	340,110,345	4,852,618,064	4,744,481,162

End of period	334,939,351	347,791,664	$4,666,959,058	$4,852,618,064

Class A Shares
Shares sold	26,271,567	19,389,991	$381,207,778	$282,113,041

Shares issued to shareholders on reinvestment of dividends and distributions	624,483	303,563	9,027,000	4,420,151

Shares converted from Class B	25,024	124,144	360,915	1,793,372

Shares redeemed	(13,824,535)	(4,257,420)	(199,347,006)	(61,794,167)

Net increase	13,096,539	15,560,278	191,248,687	226,532,397

Beginning of period	23,456,223	7,895,945	339,270,064	112,737,667

End of period	36,552,762	23,456,223	$530,518,751	$339,270,064

96	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

Class B Shares
Shares sold	9,597	33,404	$139,354	$485,262

Shares issued to shareholders on reinvestment of dividends and distributions	1,459	2,553	21,073	37,040

Shares converted to Class A	(25,018)	(124,126)	(360,915)	(1,793,372)

Shares redeemed	(35,773)	(35,599)	(516,737)	(516,543)

Net decrease	(49,735)	(123,768)	(717,225)	(1,787,613)

Beginning of period	105,440	229,208	2,161,043	3,948,656

End of period	55,705	105,440	$1,443,818	$2,161,043

Class C Shares
Shares sold	2,685,042	4,068,799	$38,977,774	$59,251,529

Shares issued to shareholders on reinvestment of dividends and distributions	134,887	66,331	1,947,538	965,443

Shares redeemed	(1,794,971)	(729,063)	(25,837,114)	(10,600,123)

Net increase	1,024,958	3,406,067	15,088,198	49,616,849

Beginning of period	6,574,713	3,168,646	95,182,827	45,565,978

End of period	7,599,671	6,574,713	$110,271,025	$95,182,827

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

Municipal Class Shares
Shares sold	24,120,107	30,550,601	$342,084,871	$436,089,944

Shares issued to shareholders on reinvestment of dividends and distributions	1,063,810	1,091,697	15,129,255	15,595,558

Shares redeemed	(35,764,936)	(29,347,757)	(508,606,401)	(419,965,572)

Net increase (decrease)	(10,581,019)	2,294,541	(151,392,275)	31,719,930

Beginning of period	120,177,039	117,882,498	1,649,962,376	1,618,242,446

End of period	109,596,020	120,177,039	$1,498,570,101	$1,649,962,376

Class A Shares
Shares sold	5,847,871	7,641,772	$83,308,779	$109,324,450

Shares issued to shareholders on reinvestment of dividends and distributions	269,960	158,708	3,841,115	2,272,421

Shares converted from Class B	18,688	139,872	265,570	1,998,909

Shares redeemed	(4,515,408)	(1,520,110)	(63,846,661)	(21,721,363)

Net increase	1,621,111	6,420,242	23,568,803	91,874,417

Beginning of period	11,121,540	4,701,298	157,882,110	66,007,693

End of period	12,742,651	11,121,540	$181,450,913	$157,882,110

Class B Shares
Shares sold	3,348	5,956	$47,958	$85,061

Shares issued to shareholders on reinvestment of dividends and distributions	1,392	2,975	19,781	42,392

Shares converted to Class A	(18,701)	(139,907)	(265,570)	(1,998,909)

Shares redeemed	(10,752)	(30,826)	(152,371)	(439,734)

Net decrease	(24,713)	(161,802)	(350,202)	(2,311,190)

Beginning of period	77,036	238,838	1,899,424	4,210,614

End of period	52,323	77,036	$1,549,222	$1,899,424

98	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

Class C Shares
Shares sold	1,494,038	2,542,756	$21,367,392	$36,388,813

Shares issued to shareholders on reinvestment of dividends and distributions	82,994	53,077	1,180,797	759,711

Shares redeemed	(1,440,810)	(401,425)	(20,468,196)	(5,745,437)

Net increase	136,222	2,194,408	2,079,993	31,403,087

Beginning of period	4,345,626	2,151,218	62,282,984	30,879,897

End of period	4,481,848	4,345,626	$64,362,977	$62,282,984

NOTE 7.

Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class A
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.84	$ 14.55	$ 13.96	$ 14.18	$ 14.20

Income From Investment Operations
Investment income, net†	.42	.43	.44	.44	.42
Net realized and unrealized gain (loss) on investment transactions	(.07)	.33	.63	(.22)	(.02)

Total from investment operations	.35	.76	1.07	.22	.40

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.42)	(.43)	(.44)	(.44)	(.42)
Distributions from net realized gain on investment transactions	(.15)	(.04)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.57)	(.47)	(.48)	(.44)	(.42)

Net asset value, end of period	$ 14.62	$ 14.84	$ 14.55	$ 13.96	$ 14.18

Total Return(a)	2.50%	5.36%	7.82%	1.55%	2.87%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$59,978	$49,944	$41,130	$29,827	$20,163
Average net assets (000 omitted)	$49,895	$43,000	$34,945	$25,239	$22,420
Ratio to average net assets of:
Expenses	.88%	.87	%(b)	.89%	.90%	.92%
Net investment income	2.94%	2.97	%(b)	3.11%	3.10%	2.98%
Portfolio turnover rate	14%	33%	14%	26%	27%

See footnote summary on page 108.

100	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class B
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.84	$ 14.55	$ 13.97	$ 14.18	$ 14.21

Income From Investment Operations
Investment income, net†	.32	.32	.34	.34	.32
Net realized and unrealized gain (loss) on investment transactions	(.07)	.34	.62	(.21)	(.03)

Total from investment operations	.25	.66	.96	.13	.29

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.32)	(.33)	(.34)	(.34)	(.32)
Distributions from net realized gain on investment transactions	(.15)	(.04)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.47)	(.37)	(.38)	(.34)	(.32)

Net asset value, end of period	$ 14.62	$ 14.84	$ 14.55	$ 13.97	$ 14.18

Total Return(a)	1.79%	4.62%	7.00%	0.92%	2.08%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$160	$491	$1,873	$6,380	$10,293
Average net assets (000 omitted)	$305	$1,066	$4,073	$8,903	$13,111
Ratio to average net assets of:
Expenses	1.59%	1.61	%(b)	1.61%	1.60%	1.62%
Net investment income	2.23%	2.26	%(b)	2.42%	2.40%	2.27%
Portfolio turnover rate	14%	33%	14%	26%	27%

See footnote summary on page 108.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class C
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.84	$ 14.55	$ 13.96	$ 14.18	$ 14.20

Income From Investment Operations
Investment income, net†	.32	.33	.34	.34	.32
Net realized and unrealized gain (loss) on investment transactions	(.07)	.33	.63	(.22)	(.02)

Total from investment operations	0.25	0.66	0.97	0.12	0.30

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.32)	(.33)	(.34)	(.34)	(.32)
Distributions from net realized gain on investment transactions	(.15)	(.04)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.47)	(.37)	(.38)	(.34)	(.32)

Net asset value, end of period	$ 14.62	$ 14.84	$ 14.55	$ 13.96	$ 14.18

Total Return(a)	1.79%	4.64%	7.08%	.84%	2.15%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$20,163	$21,612	$18,717	$17,416	$17,202
Average net assets (000 omitted)	$19,880	$19,944	$18,309	$17,306	$18,846
Ratio to average net assets of:
Expenses	1.59%	1.58	%(b)	1.60%	1.60%	1.62%
Net investment income	2.23%	2.28	%(b)	2.42%	2.40%	2.28%
Portfolio turnover rate	14%	33%	14%	26%	27%

See footnote summary on page 108.

102	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class A
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.75	$ 14.54	$ 13.81	$ 14.01	$ 14.03

Income From Investment Operations
Investment income, net†	.41	.41	.44	.44	.42
Net realized and unrealized gain (loss) on investment transactions	(.01)	.24	.74	(.20)	(.02)

Total from investment operations	.40	.65	1.18	.24	.40

Less Distributions:
Dividends from tax-exempt net investment income	(.42)	(.42)	(.44)	(.44)	(.42)
Distributions from net realized gain on investment transactions	(.07)	(.02)	(.01)	– 0	–	– 0	–

Total Distributions	(.49)	(.44)	(.45)	(.44)	(.42)

Net asset value, end of period	$ 14.66	$ 14.75	$ 14.54	$ 13.81	$ 14.01

Total Return(a)	2.79%	4.55%	8.74%	1.70%	2.90%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$535,805	$346,040	$114,769	$46,537	$30,378
Average net assets (000 omitted)	$380,510	$213,627	$72,153	$34,879	$41,040
Ratio to average net assets of:
Expenses	.79%	.79	%(b)	.82%	.82%	.88%
Net investment income	2.83%	2.82	%(b)	3.11%	3.13%	3.02%
Portfolio turnover rate	18%	21%	12%	28%	18%

See footnote summary on page 108.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class B
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.76	$ 14.54	$ 13.82	$ 14.01	$ 14.03

Income From Investment Operations
Investment income, net†	.30	.31	.34	.34	.32
Net realized and unrealized gain (loss) on investment transactions	(.02)	.24	.73	(.19)	(.02)

Total from investment operations	.28	.55	1.07	.15	.30

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.31)	(.31)	(.34)	(.34)	(.32)
Distributions from net realized gain on investment transactions	(.07)	(.02)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.33)	(.35)	(.34)	(.32)

Net asset value, end of period	$ 14.66	$ 14.76	$ 14.54	$ 13.82	$ 14.01

Total Return(a)	1.97%	3.87%	7.91%	1.08%	2.19%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$817	$1,556	$3,333	$11,674	$23,751
Average net assets (000 omitted)	$1,032	$2,193	$7,976	$18,414	$30,432
Ratio to average net assets of:
Expenses	1.53%	1.53	%(b)	1.56%	1.53%	1.58%
Net investment income	2.12%	2.14	%(b)	2.43%	2.43%	2.32%
Portfolio turnover rate	18%	21%	12%	28%	18%

See footnote summary on page 108.

104	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class C
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.75	$ 14.54	$ 13.81	$ 14.01	$ 14.03

Income From Investment Operations
Investment income, net†	.31	.31	.34	.34	.32
Net realized and unrealized gain (loss) on investment transactions	(.02)	.24	.74	(.20)	(.02)

Total from investment operations	.29	.55	1.08	.14	.30

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.31)	(.32)	(.34)	(.34)	(.32)
Distributions from net realized gain on investment transactions	(.07)	(.02)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.34)	(.35)	(.34)	(.32)

Net asset value, end of period	$ 14.66	$ 14.75	$ 14.54	$ 13.81	$ 14.01

Total Return(a)	2.07%	3.82%	7.99%	1.00%	2.19%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$111,400	$96,996	$46,061	$32,593	$35,864
Average net assets (000 omitted)	$103,683	$65,992	$38,868	$34,110	$40,477
Ratio to average net assets of:
Expenses	1.49%	1.50	%(b)	1.53%	1.53%	1.58%
Net investment income	2.14%	2.13	%(b)	2.42%	2.43%	2.32%
Portfolio turnover rate	18%	21%	12%	28%	18%

See footnote summary on page 108.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class A
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.52	$ 14.35	$ 13.60	$ 13.83	$ 13.85

Income From Investment Operations
Investment income, net†	.41	.40	.42	.43	.43
Net realized and unrealized gain (loss) on investment transactions	(.06)	.20	.79	(.23)	(.02)

Total from investment operations	.35	.60	1.21	.20	.41

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.41)	(.40)	(.42)	(.43)	(.43)
Distributions from net realized gain on investment transactions	(.05)	(.03)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.46)	(.43)	(.46)	(.43)	(.43)

Net asset value, end of period	$ 14.41	$ 14.52	$ 14.35	$ 13.60	$ 13.83

Total Return(a)	2.50%	4.28%	9.15%	1.43%	3.03%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$183,641	$161,499	$67,472	$38,508	$26,914
Average net assets (000 omitted)	$163,702	$111,181	$47,909	$30,308	$30,564
Ratio to average net assets of:
Expenses	.84%	.85	%(b)	.87%	.89%	.90%
Net investment income	2.86%	2.78	%(b)	3.05%	3.09%	3.14%
Portfolio turnover rate	14%	18%	19%	24%	24%

See footnote summary on page 108.

106	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class B
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.51	$ 14.35	$ 13.60	$ 13.82	$ 13.85

Income From Investment Operations
Investment income, net†	.30	.30	.33	.33	.34
Net realized and unrealized gain (loss) on investment transactions	(.06)	.19	.79	(.21)	(.03)

Total from investment operations	.24	.49	1.12	.12	.31

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.30)	(.30)	(.33)	(.34)	(.34)
Distributions from net realized gain on investment transactions	(.05)	(.03)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.35)	(.33)	(.37)	(.34)	(.34)

Net asset value, end of period	$ 14.40	$ 14.51	$ 14.35	$ 13.60	$ 13.82

Total Return(a)	1.75%	3.47%	8.39%	.80%	2.24%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$754	$1,118	$3,426	$11,912	$21,340
Average net assets (000 omitted)	$920	$2,345	$8,161	$17,351	$26,557
Ratio to average net assets of:
Expenses	1.58%	1.59	%(b)	1.60%	1.60%	1.60%
Net investment income	2.13%	2.09	%(b)	2.39%	2.40%	2.44%
Portfolio turnover rate	14%	18%	19%	24%	24%

See footnote summary on page 108.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class C
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.52	$ 14.35	$ 13.60	$ 13.83	$ 13.85

Income From Investment Operations
Investment income, net†	.31	.30	.32	.33	.33
Net realized and unrealized gain (loss) on investment transactions	(.06)	.20	.80	(.23)	(.02)

Total from investment operations	.25	.50	1.12	.10	.31

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.31)	(.30)	(.33)	(.33)	(.33)
Distributions from net realized gain on investment transactions	(.05)	(.03)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.33)	(.37)	(.33)	(.33)

Net asset value, end of period	$ 14.41	$ 14.52	$ 14.35	$ 13.60	$ 13.83

Total Return(a)	1.78%	3.55%	8.39%	.72%	2.31%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$64,599	$63,112	$30,877	$17,618	$17,300
Average net assets (000 omitted)	$61,580	$44,917	$21,250	$17,493	$19,187
Ratio to average net assets of:
Expenses	1.54%	1.55	%(b)	1.57%	1.60%	1.60%
Net investment income	2.16%	2.08	%(b)	2.34%	2.40%	2.44%
Portfolio turnover rate	14%	18%	19%	24%	24%

†	Based on average shares outstanding.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

108	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein Intermediate Municipal Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the Intermediate Municipal Retail Class shares for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2011

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2011. Each Portfolio designates the following amounts as capital gain dividends and exempt-interest dividends:

Portfolio	Capital Gain Dividends	Exempt-Interest Dividends
California Municipal	$11,629,683	$35,601,782
Diversified Municipal	26,087,938	166,171,922
New York Municipal	6,120,387	57,048,028

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

110	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

2011 Federal Tax Information

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Dianne F. Lob, President

Bart Friedman(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein Intermediate Municipal Portfolios, Classes A, B and C shares only.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Dianne F. Lob,** 1345 Avenue of the Americas, New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2006. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None

DISINTERESTED DIRECTORS***
Thomas B. Stiles, II, # ^ 71 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

112	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # 66 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2006.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy; and Allied World Assurance Holdings

William Kristol, # 58 (1994)	Editor, The Weekly Standard since prior to 2006. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry, # 60 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Rating Groups. Moody’s Corp., from 1996 to 1999. Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Korn/Ferry International; Bank of America Funds Series Trust; Dean’s Advisory Board of Wisconsin School of Business; Committee for Economic Development; CNO Financial Group, Inc. since prior to 2006 until 2011; and MBIA Inc. since prior to 2006 until March 2008

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Donald K. Peterson, # 62 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; and Committee for Economic Development
Rosalie J. Wolf, # 70 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust and Mobil Oil Corporation.	18	TIAA-CREFF and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Lob is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

114	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Dianne F. Lob, 57	President	See biography above.

Philip L. Kirstein, 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2006.

Joseph J. Mantineo, 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The Senior Officer’s evaluation, excluding the conclusion, was completed and provided to the Board of Directors on October 4, 2011 and discussed with the Board on October 11, 2011. The conclusion was completed and provided to the Board on October 19, 2011. The full evaluation was discussed with the Board of Directors on October 19- 20, 2011.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

116	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The proposed advisory fee schedules did not contain any changes from the previous year.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2011 and September 30, 2010 are set forth below:

Portfolio	09/30/11 Net Assets ($MM)	09/30/10 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,590.7	$4,860.5	-$	1,269.8
International Portfolio	1,508.5	2,096.6		-588.1
Emerging Markets Portfolio	1,250.0	1,917.6		-667.7
U.S. Government Short Duration Portfolio	130.6	163.7		-33.1
Short Duration Plus Portfolio	727.6	633.4		94.2
Intermediate Duration Portfolio	5,197.1	5,377.2		-180.1
Short Duration California Municipal Portfolio	119.1	145.5		-26.4
Short Duration Diversified Municipal Portfolio	418.0	592.9		-174.9
Short Duration New York Municipal Portfolio	158.6	273.4		-114.9
California Municipal Portfolio	1,113.5	1,177.1		-63.5
Diversified Municipal Portfolio	5,558.1	5,574.4		-16.3
New York Municipal Portfolio	1,830.5	1,971.8		-141.3

118	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee schedule changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2011 net assets:

EFFECTIVE ADVISORY FEES BASED ON OCTOBER 2004 FEE SCHEDULE VS. CURRENT FEE SCHEDULE

Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.928%	0.871%	0.057%
International Portfolio	0.966%	0.900%	0.066%
Emerging Markets Portfolio	1.225%	1.150%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.460%	0.437%	0.023%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.495%	0.495%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	0.028%
New York Municipal Portfolio	0.477%	0.477%	0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ending March 31, 2011:

Portfolio	Semi-Annual Period Ending 03/31/11 Total Expense Ratio[5]
Tax-Managed International Portfolio	Private Client	1.13%
	Class A	1.74%
	Class B	2.50%
	Class C	2.44%

International Portfolio	Private Client	1.18%
	Class A	1.62%
	Class B	2.40%
	Class C	2.35%

Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.64%

Short Duration Plus Portfolio	Private Client	0.61%
	Class A	0.92%
	Class B	1.63%
	Class C	1.60%

Intermediate Duration Portfolio	Private Client	0.56%

5	Annualized.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

Portfolio	Semi-Annual Period Ending 03/31/11 Total Expense Ratio[5]
Short Duration California Municipal Portfolio	Private Client	0.65%

Short Duration Diversified Municipal Portfolio	Private Client	0.61%

Short Duration New York Municipal Portfolio	Private Client	0.62%

California Municipal Portfolio	Private Client	0.63%
	Class A	0.90%
	Class B	1.60%
	Class C	1.60%

Diversified Municipal Portfolio	Private Client	0.55%
	Class A	0.79%
	Class B	1.52%
	Class C	1.49%

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.83%
	Class B	1.57%
	Class C	1.53%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets,

120	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.6 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2011 net assets.7

Portfolio	Net Assets 09/30/11 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,590.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.408%	0.871%

International Portfolio	$1,508.5	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.419%	0.900%

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

Portfolio	Net Assets 09/30/11 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	$1,250.0	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum Account Size: $50m	0.808%	1.150%

U.S. Government Short Duration Portfolio[8]	$130.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25m	0.204%	0.450%

Short Duration Plus Portfolio	$727.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25m	0.135%	0.450%

Intermediate Duration Portfolio	$5,197.1	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25m	0.202%	0.437%

Short Duration California Municipal Portfolio	$119.1	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.209%	0.450%

Short Duration Diversified Municipal Portfolio	$418.0	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.157%	0.450%

8	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

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Portfolio	Net Assets 09/30/11 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	$158.6	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.194%	0.450%

California Municipal Portfolio	$1,113.5	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.196%	0.495%

Diversified Municipal Portfolio	$5,558.1	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,830.5	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.193%	0.477%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.9 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplate eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the

9	Group peers selected by Lipper from the 2011 Lipper 15(c) Report.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

ABMF funds been applicable to the Portfolios versus the Portfolios’ advisory fees based on the September 30, 2011 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	Int’l.	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.720%	0.871%

International Portfolio	Int’l.	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.900%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.150%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.472%	0.437%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.495%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.417%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.477%

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Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2011 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.900%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.900%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.990%	1.150%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”) —Intermediate Duration Institutional Portfolio[10]	50 bp on 1st 1 billion 45 bp on the balance	0.419%	0.437%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[11]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

10	It should be noted that SCB II’s fund expenses are capped at 0.45%.

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F/FB12,[13]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[12,13]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A/B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2011 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[14]	0.40% on the first $50 million 0.31% on the next $950 million 0.27% on the next $1 billion 0.25% on the balance	0.299%	0.900%

	Client #2[14]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.583%	0.900%

	Client #3	0.60% of average daily net assets	0.600%	0.900%

	Client #4	0.50% of average daily net assets	0.500%	0.900%

12	The ITM fund is privately placed or institutional.

13	The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

14	Assets of the sub-advised funds are aggregated with other sub-advised funds for purposes of calculating the advisory fee.

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Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)		Portfolio Advisory Fee (%)
	Client #5[14]	0.50% on 1st $100 million 0.46% on next $300 million 0.41% on the balance	0.426%		0.900%

	Client #6	0.72% on the first $25 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.372%		0.900%

	Client #7	0.36% of average daily net assets	0.360%		0.900%

	Client #8	0.35% on the first $1 billion 0.325 % on the balance	0.342%		0.900%

	Client #9	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee (v. ACWI ex U.S.)	0.207%	[15]	0.900%

Emerging Markets Portfolio	Client #10	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.478%		1.150%

Intermediate Duration Portfolio	Client #11	0.29% on first $100 million 0.20% thereafter	0.217%		0.437%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

15	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.16 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,17 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)18 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,19 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.20

16	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

17	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

18	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

19	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

20	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

128	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[21]	0.858	0.837	13/21
International Portfolio[21]	0.887	0.880	11/18
Emerging Markets Portfolio	1.119	1.068	12/18
U.S. Government Short Duration Portfolio	0.450	0.454	7/14
Short Duration Plus Portfolio	0.450	0.450	9/17
Intermediate Duration Portfolio	0.436	0.462	6/16
Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9
Short Duration Diversified Municipal Portfolio	0.450	0.473	5/11
Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9
California Municipal Portfolio[21]	0.493	0.500	6/14
Diversified Municipal Portfolio	0.433	0.432	8/13
New York Municipal Portfolio[21]	0.477	0.496	6/14

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[23]	1.134	1.167	10/21	1.267	139/393
International Portfolio[23]	1.175	1.224	7/18	1.267	155/393
Emerging Markets Portfolio	1.440	1.407	10/18	1.500	84/205
U.S. Government Short Duration Portfolio	0.635	0.750	3/14	0.688	20/51
Short Duration Plus Portfolio	0.616	0.687	5/17	0.639	62/135
Intermediate Duration Portfolio	0.559	0.770	2/16	0.719	79/307
Short Duration California Municipal Portfolio[23]	0.652	0.724	4/9	0.685	7/14
Short Duration Diversified Municipal Portfolio	0.615	0.615	6/11	0.551	31/50
Short Duration New York Municipal Portfolio[23]	0.611	0.724	4/9	0.685	5/14
California Municipal Portfolio[23]	0.626	0.732	3/14	0.700	36/111
Diversified Municipal Portfolio[23]	0.560	0.606	6/13	0.632	27/86
New York Municipal Portfolio[23]	0.608	0.743	2/14	0.700	31/111

Based on this analysis, the Portfolios have a lower contractual management fee than each of their respective EG medians with the exception of the Equity Portfolios and Diversified Municipal Portfolio, which have higher contractual management fees, and Short Duration Plus Portfolio, Short Duration California

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22	The total expense ratios are for the most recently completed fiscal year Private Client Class.

23	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

Municipal Portfolio and Short Duration New York Municipal Portfolio, which have contractual management fees equal to their respective EG medians.

Except for Emerging Markets Portfolio, which has a higher total expense ratio compared to its EG median, and Short Duration Diversified Municipal Portfolio, which has an expense ratio equal to its respective EG median, the Portfolios have a lower total expense ratio compared to their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of U.S. Government Short Duration Portfolio, the Adviser’s profitability, excluding administrating and servicing fees (A&S), decreased for the Portfolios during calendar year 2010, relative to 2009.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2010:24

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$12,511,828
International Portfolio	5,498,544
Emerging Markets Portfolio	4,821,303
U.S. Government Short Duration Portfolio	175,298
Short Duration Plus Portfolio	481,956
Intermediate Duration Portfolio	5,305,650
Short Duration California Municipal Portfolio	127,870
Short Duration Diversified Municipal Portfolio	556,819
Short Duration New York Municipal Portfolio	262,227
California Municipal Portfolio	1,163,905
Diversified Municipal Portfolio	5,176,769
New York Municipal Portfolio	1,752,608

24	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

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In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and for all share classes of the Portfolios, commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2011, except for Short Duration Plus Portfolio and New York Municipal Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

Net Assets 09/30/11 ($MM)
Portfolio	Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.11%
International Portfolio	1.02%
Short Duration Plus Portfolio	15.60%
California Municipal Portfolio	6.12%
Diversified Municipal Portfolio	7.95%
New York Municipal Portfolio	11.43%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2010:

Portfolio	Amount Received
Tax-Managed International Portfolio	$348
International Portfolio	665
Short Duration Plus Portfolio	8,219
California Municipal Portfolio	29
Diversified Municipal Portfolio	3,208
New York Municipal Portfolio	327

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2010:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$30,960	$4,345
International Portfolio	155,987	5,619
Short Duration Plus Portfolio	515,869	28,542
California Municipal Portfolio	339,094	7,508
Diversified Municipal Portfolio	1,322,728	29,578
New York Municipal Portfolio	806,170	14,673

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability (excluding omnibus sub-recordkeeping and networking payments to financial intermediaries from both revenues and expenses) decreased in 2010 in comparison to 2009. During the fiscal year ended September 30, 2010, ABIS received the following fees from the retail classes of the Portfolios:25

Portfolio	ABIS Fee
Tax-Managed International Portfolio	$17,946
International Portfolio	25,782
Short Duration Plus Portfolio	45,897
California Municipal Portfolio	17,927
Diversified Municipal Portfolio	36,621
New York Municipal Portfolio	21,654

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the Portfolios’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

132	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from future business conducted with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,26 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

At the September 2007 Board of Directors meeting, an independent consultant retained by the Senior Officer, provided the Board of Directors an update of the Deli27 study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The

26	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

27	The Deli study, originally published in 2002 based on 1997 data and updated for the September 2007 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

28	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

29	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $433 billion as of August 31, 2011, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios30 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)31 for the periods ended June 30, 2011.32 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	27.28	30.74	32.74	7/8	267/280
3 year	-7.10	-2.00	-0.97	8/8	239/244
5 year	-2.28	1.87	2.50	7/7	199/200
10 year	4.85	5.41	6.10	5/5	105/119

International Portfolio
1 year	27.38	34.46	32.74	5/6	265/280
3 year	-7.20	-1.65	-0.97	6/6	243/244
5 year	-2.12	1.37	2.50	5/5	197/200
10 year	5.02	5.00	6.10	1/3	98/119

Emerging Markets Portfolio
1 year	29.35	29.18	29.43	9/18	151/297
3 year	2.68	4.93	3.55	10/17	133/209
5 year	10.39	11.33	11.31	12/15	110/146
10 year	19.41	16.82	17.31	1/9	15/88

30	The gross performance returns are for the Private Client class shares of the Portfolios.

31	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

32	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

134	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Government Short Duration Portfolio
1 year	1.79	1.95	2.13	10/14	42/64
3 year	3.14	3.32	3.74	10/14	43/58
5 year	4.14	4.43	4.49	10/14	37/54
10 year	3.87	3.89	4.03	7/11	28/45

Short Duration Plus Portfolio
1 year	2.48	3.77	3.59	17/17	153/180
3 year	3.55	5.05	4.65	16/16	123/152
5 year	3.41	4.99	4.87	16/16	110/125
10 year	3.59	4.29	4.21	12/12	73/79

Intermediate Duration Portfolio
1 year	6.49	6.13	5.98	6/16	152/433
3 year	8.51	8.51	8.00	8/16	117/363
5 year	7.48	7.43	7.30	7/16	106/289
10 year	6.27	6.48	6.24	8/11	94/199

Short Duration California Municipal Portfolio
1 year	1.43	3.39	2.02	6/7	10/15
3 year	2.87	4.92	3.97	6/7	13/14
5 year	3.44	4.62	4.62	6/7	8/9
10 year	2.99	4.20	4.20	4/4	6/6

Short Duration Diversified Municipal Portfolio
1 year	1.66	2.48	2.19	9/11	58/66
3 year	2.91	3.50	3.53	9/10	36/49
5 year	3.46	3.63	3.71	8/10	27/42
10 year	3.21	3.21	3.39	3/5	18/27

Short Duration New York Municipal Portfolio
1 year	1.66	2.21	3.55	3/3	5/5
3 year	2.80	3.29	5.10	3/3	5/5
5 year	3.39	3.79	4.77	3/3	5/5
10 year	3.08	3.59	4.21	3/3	5/5

California Municipal Portfolio
1 year	3.97	3.99	4.10	4/5	18/27
3 year	5.36	5.36	5.10	3/5	9/23
5 year	5.02	5.02	4.91	3/5	8/22
10 year	4.44	4.70	4.44	3/3	9/17

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Diversified Municipal Portfolio
1 year	3.85	4.04	4.41	9/13	81/118
3 year	5.39	5.71	5.89	10/12	76/92
5 year	5.07	5.08	5.27	8/11	59/83
10 year	4.57	4.89	4.96	9/9	50/57

New York Municipal Portfolio
1 year	3.78	3.78	3.77	3/5	9/20
3 year	5.40	5.64	5.68	4/5	13/18
5 year	5.09	5.15	5.25	4/5	13/17
10 year	4.59	4.64	4.85	3/4	10/13

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)33 versus their benchmarks.34

	Periods Ending June 30, 2011 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	25.85	-8.15	-3.38	3.62	6.43
MSCI EAFE Index[35]	30.36	-1.77	1.48	5.66	6.38
Inception Date: June 22,1992

International Portfolio	25.89	-8.29	-3.27	3.74	3.33
MSCI EAFE Index	30.36	-1.77	1.48	5.66	3.56
Inception Date: April 30, 1999

Emerging Markets Portfolio	27.50	1.20	8.76	17.53	9.68
MSCI Emerging Markets Index	27.80	4.22	11.42	16.20	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	1.15	2.48	3.42	3.12	4.87
Bank of America/Merrill Lynch 1-3 Year Treasury Index	1.34	2.80	4.14	3.61	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	1.85	2.91	2.76	2.91	4.96
Bank of America/Merrill Lynch 1-3 Year Treasury Index	1.34	2.80	4.14	3.61	N/A
Inception Date: December 12, 1988

33	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

34	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2011.

35	Benchmark since inception performance is as of the closed month end after the Portfolio’s actual inception date.

136	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Periods Ending June 30, 2011 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Intermediate Duration Portfolio	5.95	7.92	6.88	5.65	6.84
Barclays Capital U.S. Aggregate Bond Index	3.90	6.46	6.52	5.74	7.22
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.77	2.20	2.73	2.23	2.98
Barclays Capital 1 Year Municipal Bond Index[35]	1.32	2.69	3.34	2.82	3.62
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	1.03	2.28	2.81	2.53	3.20
Barclays Capital 1 Year Municipal Bond Index[35]	1.32	2.69	3.34	2.82	3.62
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	1.04	2.16	2.72	2.37	3.03
Barclays Capital 1 Year Municipal Bond Index[35]	1.32	2.69	3.34	2.82	3.62
Inception Date: October 3, 1994

California Municipal Portfolio	3.32	4.70	4.37	3.78	4.88
Barclays Capital 5 Year GO Municipal Index[35]	4.17	6.15	5.63	4.75	5.61
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.27	4.80	4.48	3.95	5.12
Barclays Capital 5 Year GO Municipal Index[35]	4.17	6.15	5.63	4.75	5.70
Inception Date: January 9, 1989

New York Municipal Portfolio	3.15	4.76	4.45	3.94	5.14
Barclays Capital 5 Year GO Municipal Index[35]	4.17	6.15	5.63	4.75	5.70
Inception Date: January 9, 1989

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	137

CONCLUSION:

As a result of negotiations conducted between the Board of Directors and the Adviser prior to the October 20, 2011 Board meeting, the proposed advisory fee schedules for the Equity Portfolios were amended to include a five basis point investment advisory fee waiver by the Adviser effective November 1, 2011 through October 31, 2012:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets
Tax-Managed International Portfolio	First $1 billion	0.875%
	Next $3 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.700%
	Next $2 billion	0.600%
	On the balance	0.550%

International Portfolio	First $1 billion	0.875%
	Next $3 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.700%
	On the balance	0.600%

Emerging Markets Portfolio	First $1 billion	1.125%
	Next $1 billion	1.000%
	Next $1 billion	0.950%
	Next $3 billion	0.850%
	On the balance	0.800%

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 14th, 2011

138	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	139

AllianceBernstein Family of Funds

NOTES

140	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0151-0911

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2011

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 16, 2011

Market Review

On the following pages, you will find the 2011 Annual Report for the Overlay Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Portfolios”). The Annual Report covers the 12-month period ended September 30, 2011 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolios’ holdings as of the period end.

With economic uncertainty high and confidence in policymakers around the world low, capital markets were volatile during the 12-month period ended September 30, 2011. Investors fled to safer sectors, regions and assets amid growing fears that the European debt crisis and renewed economic weakness could push the global economy into recession. In the broad-based market rout, cyclical sectors were hit hardest while defensive sectors held up better. Equities in Europe suffered more than other regions. Meanwhile, in the flight to safety, many major fixed income indices, including municipals, posted positive absolute returns for the annual period.

Despite the conflicting economic forces, the global economy is still growing. Companies are more profitable, and U.S. banks and consumers have repaired their balance sheets compared to the 2008-2009 period. In most developed economies, interest rates are at historic lows. Deferred capital spending has created pent-up demand. It is especially important today to differentiate between short-term risks and long-term investment opportunities.

Our commitment to the Portfolios remains firm, and we are using our research to continuously evaluate our holdings and make adjustments when needed. Should you have any questions about your investments in the Portfolios, please contact your Financial Advisor or visit www.bernstein.com.

As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.
The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC (“Bernstein”). The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objective and Strategies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to moderate the volatility of an equity-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein. The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below-investment grade securities (“high yield”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolios, AllianceBernstein L.P. (the “Adviser”) will seek to moderate the volatility of

2011 Annual Report	1

diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/ return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures will be implemented principally through the use of derivatives. The Portfolios’ use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolios.

The Adviser also may use exchange-traded funds (“ETFs”), exchange-traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder.

The Tax-Aware Overlay A and Tax-Aware Overlay B Portfolios seek to minimize the impact of federal income taxes on shareholders’ returns over time. The Tax-Aware Overlay C Portfolio seeks to minimize the impact of federal and state income taxes on shareholders’ returns over time for California residents. The Tax-Aware Overlay N Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders’ returns over time for New York residents. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

Investment Results

Class 1 Shares of each of the Portfolios delivered positive absolute performance over the 12-month period ended September 30, 2011, given positive bond returns and mixed equity returns. All Portfolios except Overlay B outperformed their composite benchmarks over the 12-month period.

Over the six-month period, the Portfolios delivered negative absolute performance, except Overlay B, which returned 0.00%, as sharply negative equity returns outweighed positive bond returns. Overlay A, Tax-Aware Overlay A and Overlay B outperformed their composite benchmarks over the period, while Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios underperformed. Security selection in the equity components detracted from performance over both periods.

The Portfolios are not designed to be used as stand-alone investments. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. Over both the six- and 12-month periods, the Portfolios achieved their objective of lowering volatility in the overall asset allocation portfolios, and had a positive impact on returns as well. The Portfolios were overweight equities from October 2010 through June 2011, as strong corporate profitability, a recovery in economic growth and accommodative monetary policy laid the groundwork for outperformance by equities. However, in June 2011 the portfolio management team became concerned about risks related to the growing sovereign debt crisis in Europe, a potential slowdown in economic growth, and the negative impact these factors could have on global equity markets. In response, the portfolio management team decreased exposure to equities and foreign currency, and increased exposure to bonds, in a series of steps beginning in June 2011 and extending through the end of September. These decisions benefited Portfolio returns and reduced volatility as equity markets fell sharply over the third quarter. These changes were largely implemented through the use of stock index and bond futures, currency forwards and swaps.

2	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Standard & Poor’s® (“S&P®”) 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI Emerging Markets (“EM”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and the MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Financial Times Stock Exchange® (“FTSE”) European Public Real Estate Association (“EPRA”)/National Association of Real Estate Investment Trusts (“NAREIT”) Developed Real Estate (“RE”) Index is a free-float adjusted index designed to track the performance of listed real estate companies and Real Estate Investment Trusts (“REITs”) worldwide. The Barclays Capital Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed income markets. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The Barclays Capital 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Barclays Capital 1-10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The benchmark returns were calculated by weighting the monthly index returns of each asset class by the Portfolio’s target allocation for each asset class. The Composite Benchmark for Overlay A is 51.8% S&P 500, 18.5% MSCI EAFE, 3.7% MSCI EM, 12% FTSE EPRA/NAREIT Developed, 14% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500, 20% MSCI EAFE, 4% MSCI EM, 20% Barclays 1-10 Year Municipal. The Composite Benchmark for Overlay B is 19.95% S&P 500, 7.125% MSCI EAFE, 1.425% MSCI EM, 3% FTSE EPRA/NAREIT Developed, 68.5% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay B, C, N is 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI EM, 70% Barclays 1-10 Year Municipal. The S&P 500 Stock Index, MSCI EAFE Index and MSCI EM Index represent the allocation to Global Stocks, the FTSE EPRA/NAREIT Developed RE Index represent the allocation to Real Estate, the Barclays Capital 1-10 Year Municipal Bond Index, the Barclays Capital 5-Year GO Municipal Index and the Barclays Capital U.S. Aggregate Bond Index represent the allocation to Bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

•	The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

•

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

(Historical Performance continued on next page)

2011 Annual Report	3

Historical Performance (continued from previous page)

•

Market Risk: The value of the Portfolios’ assets will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

•

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”), when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

•

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

•

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid investments at an advantageous price. Illiquid securities may also be difficult to value.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

•

Foreign Currency Risk: Changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

•	Interest Rate Risk: Changes in interest rates may affect the value of the Portfolios’ investments in fixed income debt securities such as bonds and notes.

(Historical Performance continued on next page)

4	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Increases in interest rates may cause the value of the Portfolios’ investments to decline.

•

Credit Risk: The issuer or the guarantor of a debt security, or the counterparty to a derivative contract, may be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•

Commodity Risk: The value of commodity-linked derivatives, exchange-traded notes and exchange-traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•

Inflation Risk: The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

•

ETF Risk: ETFs are investment companies. When the Portfolios invest in an ETF, the Portfolios bear their share of the ETFs expenses and runs the risk that the ETF may not achieve its investment objective.

Overlay A, Tax-Aware Overlay A and Overlay B Portfolios:

•

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

•

Mortgage-Related Securities Risk: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Tax-Aware Overlay B Portfolio:

•

Municipal Market Risk: Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

Tax-Aware Overlay C Portfolio:

•

Municipal Market Risk: Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California municipal securities, it is more

(Historical Performance continued on next page)

2011 Annual Report	5

Historical Performance (continued from previous page)

vulnerable to events adversely affecting the State of California, including economic, political and regulatory occurrences or terrorism. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. In addition, state expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending for certain government programs, such as education. California’s economy may also be affected by natural disasters, such as earthquakes or fires.

Tax-Aware Overlay N Portfolio:

•

Municipal Market Risk: Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York municipal securities, it is more vulnerable to events adversely affecting the State of New York, including economic, political and regulatory occurrences or terrorism. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services industry contributing over one-fifth of the State’s wages, the State’s economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009.

An Important Note About the Value of Historical Performance

The performance shown on page 7 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

(Historical Performance continued on next page)

6	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Overlay Portfolios vs. Their Benchmarks

THROUGH SEPTEMBER 30, 2011	CLASS	PAST 6 MONTHS		PAST 12 MONTHS		SINCE INCEPTION		INCEPTION DATE
Overlay A Portfolio	1 2	-7.13 -7.04	% %	2.51 2.72	% %	6.82 7.01	% %	2/8/2010
Composite Benchmark		-11.43%		-0.68%		6.32%
S&P 500 Index		-13.78%		1.14%		6.35%
Tax-Aware Overlay A Portfolio	1 2	-11.30 -11.28	% %	1.33 1.51	% %	5.29 5.52	% %	2/8/2010
Composite Benchmark		-11.43%		-1.03%		4.83%
S&P 500 Index		-13.78%		1.14%		6.35%
Overlay B Portfolio	1 2	0.00 0.09	% %	2.66 2.85	% %	6.67 6.79	% %	2/8/2010
Composite Benchmark		-0.62%		3.21%		6.94%
Barclays Capital Global Aggregate Bond Index (USD hedged)		4.70%		2.79%		4.84%
Tax-Aware Overlay B Portfolio	1 2	-1.95 -1.86	% %	2.61 2.80	% %	5.38 5.55	% %	2/8/2010
Composite Benchmark		-1.39%		2.06%		5.04%
Barclays Capital 5-Year GO Municipal Bond Index		4.62%		3.53%		4.49%
Tax-Aware Overlay C Portfolio	1 2	-2.14 -2.14	% %	2.13 2.21	% %	5.31 5.43	% %	2/8/2010
Composite Benchmark		-1.39%		2.06%		5.04%
Barclays Capital 5-Year GO Municipal Bond Index		4.62%		3.53%		4.49%
Tax-Aware Overlay N Portfolio	1 2	-2.15 -2.05	% %	2.20 2.38	% %	5.18 5.35	% %	2/8/2010
Composite Benchmark		-1.39%		2.06%		5.04%
Barclays Capital 5-Year GO Municipal Bond Index		4.62%		3.53%		4.49%

The Composite Benchmark for Overlay A is 51.8% S&P 500, 18.5% MSCI EAFE, 3.7% MSCI EM, 12% FTSE EPRA/NAREIT Developed, 14% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500, 20% MSCI EAFE, 4% MSCI EM, 20% Barclays 1-10 Year Municipal. The Composite Benchmark for Overlay B is 19.95% S&P 500, 7.125% MSCI EAFE, 1.425% MSCI EM, 3% FTSE EPRA/NAREIT Developed, 68.5% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay B, C, N is 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI EM, 70% Barclays 1-10 Year Municipal.

See Historical Performance and Benchmark Disclosures on pages 3–6.

(Historical Performance continued on next page.)

2011 Annual Report	7

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of $25,000	Growth of $25,000

Tax-Aware Overlay A Class 1 Shares	Tax-Aware Overlay C Class 1 Shares
Growth of $25,000	Growth of $25,000

Overlay B Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of $25,000	Growth of $25,000

The Composite Benchmark for Overlay A is 51.8% S&P 500, MSCI EAFE 18.5%, MSCI EM 3.7%, 12% FTSE EPRA/NAREIT Developed, 14% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500, 20% MSCI EAFE, 4% MSCI EM, 20% Barclays 1-10 Year Municipal. The Composite Benchmark for Overlay B is 19.95% S&P 500, 7.125% MSCI EAFE, 1.425% MSCI EM, 3% FTSE EPRA/NAREIT Developed, 68.5% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay B, C, N is 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI EM, 70% Barclays 1-10 Year Municipal.

Each chart shows the growth of $25,000 since inception to the period ending September 30, 2011.

See Historical Performance and Benchmark Disclosures on pages 3–6.

8	Sanford C. Bernstein Fund, Inc.

Fund Expenses—September 30, 2011 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2011	ENDING ACCOUNT VALUE SEPTEMBER 30, 2011	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Overlay A
Class 1
Actual	$1,000	$928.70	$5.66	1.17%
Hypothetical**	$1,000	$1,019.20	$5.92	1.17%
Class 2
Actual	$1,000	$929.60	$4.69	0.97%
Hypothetical**	$1,000	$1,020.21	$4.91	0.97%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$887.00	$5.44	1.15%
Hypothetical**	$1,000	$1,019.30	$5.82	1.15%
Class 2
Actual	$1,000	$887.20	$4.49	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%

Overlay B
Class 1
Actual	$1,000	$1,000.00	$4.41	0.88%
Hypothetical**	$1,000	$1,020.66	$4.46	0.88%
Class 2
Actual	$1,000	$1,000.90	$3.66	0.73%
Hypothetical**	$1,000	$1,021.41	$3.70	0.73%

Tax Aware Overlay B
Class 1
Actual	$1,000	$980.50	$4.22	0.85%
Hypothetical**	$1,000	$1,020.81	$4.31	0.85%
Class 2
Actual	$1,000	$981.40	$3.48	0.70%
Hypothetical**	$1,000	$1,021.56	$3.55	0.70%

Tax Aware Overlay C
Class 1
Actual	$1,000	$978.60	$4.36	0.88%
Hypothetical**	$1,000	$1,020.66	$4.46	0.88%
Class 2
Actual	$1,000	$978.60	$3.67	0.74%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$978.50	$4.46	0.90%
Hypothetical**	$1,000	$1,020.56	$4.56	0.90%
Class 2
Actual	$1,000	$979.50	$3.72	0.75%
Hypothetical**	$1,000	$1,021.31	$3.80	0.75%

*	Expenses are equal to the classes’ annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumes 5% return before expenses.

2011 Annual Report	9

Portfolio Summary—September 30, 2011 (Unaudited)

PORTFOLIO BREAKDOWN*	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO
Global Equity
U.S.	9.6%	10.6%
Developed International & Emerging Markets	4.3%	4.7%
Global Real Estate	2.8%	0.0%
Subtotal	16.7%	15.3%

Global Bond
U.S.	53.2%	84.7%
Developed International	30.1%	0.0%
Subtotal	83.3%	84.7%
Total	100.0%	100.0%

PORTFOLIO BREAKDOWN*	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO
Global Equity
U.S.	9.1%	9.1%
Developed International & Emerging Markets	3.9%	4.0%
Global Real Estate	1.3%	0.0%
Subtotal	14.3%	13.1%

Global Bond
U.S.	30.8%	86.9%
Developed International	54.9%	0.0%
Subtotal	85.7%	86.9%
Total	100.0%	100.0%

PORTFOLIO BREAKDOWN*	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
Global Equity
U.S.	9.1%	9.2%
Developed International & Emerging Markets	4.1%	4.0%
Subtotal	13.2%	13.2%

Global Bond
U.S.	86.8%	86.8%
Total	100.0%	100.0%

*	All data are as of September 30, 2011. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments net of derivative exposure, based on the Adviser’s internal classification guidelines.

10	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

September 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS–56.9%
Information Technology–8.8%
Communications Equipment–1.1%
Aruba Networks, Inc.(a)	70,800	$1,480,428
HTC Corp.	106,900	2,347,191
Juniper Networks, Inc.(a)	17,900	308,954
QUALCOMM, Inc.	186,700	9,079,221
Riverbed Technology, Inc.(a)	97,300	1,942,108

		15,157,902

Computers & Peripherals–2.8%
Apple, Inc.(a)(b)	54,175	20,650,426
Dell, Inc.(a)(b)	171,400	2,425,310
EMC Corp./Massachusetts(a)(b)	275,400	5,780,646
Fujitsu Ltd.	138,000	650,787
Hewlett-Packard Co.(b)	347,600	7,803,620
Lite-On Technology Corp.	116,778	105,778
Logitech International SA(a)	94,500	727,630
Pegatron Corp.	170,000	156,225
Toshiba Corp.	159,000	648,632
Wistron Corp.	273,852	307,335

		39,256,389

Electronic Equipment & Instruments & Components–0.3%
AU Optronics Corp.	1,374,000	546,868
Corning, Inc.	232,200	2,869,992
LG Display Co., Ltd. (ADR)	159,000	1,295,850

		4,712,710

Internet Software & Services–1.1%
Google, Inc.–Class A(a)(b)	24,450	12,576,591
Kakaku.com, Inc.	6,800	279,127
Telecity Group PLC(a)	253,298	2,185,409

		15,041,127

IT Services–0.5%
Accenture PLC	87,000	4,583,160
Visa, Inc.–Class A	27,300	2,340,156

		6,923,316

Office Electronics–0.0%
Konica Minolta Holdings, Inc.	54,500	373,691

Semiconductors & Semiconductor Equipment–1.2%
Advanced Semiconductor Engineering, Inc.	1,003,580	855,671
Advanced Semiconductor Engineering, Inc. (ADR)	17,838	75,278
Applied Materials, Inc.	131,900	1,365,165
Broadcom Corp.–Class A(a)	202,100	6,727,909
Lam Research Corp.(a)	28,900	1,097,622
Marvell Technology Group Ltd.(a)	230,800	3,353,524
Samsung Electronics Co., Ltd. (GDR) (OTC U.S.)	6,050	2,125,765
Company	Shares	U.S. $ Value

Sumco Corp.(a)	9,300	$86,848
Trina Solar Ltd. (Sponsored ADR)(a)	48,800	296,704

		15,984,486

Software–1.8%
Citrix Systems, Inc.(a)	96,200	5,245,786
Intuit, Inc.(a)	111,900	5,308,536
Nintendo Co., Ltd.	2,300	337,956
Oracle Corp.	305,300	8,774,322
Rovi Corp.(a)	50,400	2,166,192
SAP AG	38,800	1,974,230
Temenos Group AG(a)	48,931	660,815

		24,467,837

		121,917,458

Consumer Discretionary–7.5%
Auto Components–1.1%
BorgWarner, Inc.(a)	74,400	4,503,432
Bridgestone Corp.	46,800	1,061,876
Faurecia	6,300	134,193
GKN PLC	285,300	774,657
Johnson Controls, Inc.	155,700	4,105,809
Lear Corp.	59,600	2,556,840
Magna International, Inc.–Class A	27,200	899,399
Sumitomo Rubber Industries Ltd.	20,500	262,121
TRW Automotive Holdings Corp.(a)	26,200	857,526

		15,155,853

Automobiles–0.8%
Bayerische Motoren Werke AG	3,100	204,790
Dongfeng Motor Group Co., Ltd.–Class H	454,000	615,483
Ford Motor Co.(a)	102,400	990,208
General Motors Co.(a)	165,600	3,341,808
Mazda Motor Corp.(a)	293,000	592,665
Nissan Motor Co., Ltd.	164,300	1,453,733
Renault SA	39,100	1,295,127
Toyota Motor Corp.	36,500	1,251,189
Volkswagen AG (Preference Shares)	5,200	686,235

		10,431,238

Distributors–0.2%
Inchcape PLC	34,980	151,088
Li & Fung Ltd.	1,538,000	2,577,926

		2,729,014

Diversified Consumer Services–0.1%
Anhanguera Educacional Participacoes SA	61,600	792,831
Estacio Participacoes SA	131,000	1,149,581

		1,942,412

Hotels, Restaurants & Leisure–0.6%
Ajisen China Holdings Ltd.	222,000	253,896
Las Vegas Sands Corp.(a)	54,000	2,070,360
Shangri-La Asia Ltd.	187,000	357,055
Starbucks Corp.	164,200	6,123,018

		8,804,329

2011 Annual Report	11

Company	Shares	U.S. $ Value

Household Durables–0.4%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	66,500	$414,155
MRV Engenharia e Participacoes SA	192,400	985,407
NVR, Inc.(a)	4,600	2,778,308
Sharp Corp./Japan	129,000	1,083,756
Sony Corp.	28,600	547,460

		5,809,086

Internet & Catalog Retail–0.5%
Amazon.com, Inc.(a)	30,200	6,530,146
Rakuten, Inc.	453	527,766

		7,057,912

Media–2.2%
Comcast Corp.–Class A(b)	424,700	8,876,230
DIRECTV(a)	76,600	3,236,350
Fairfax Media Ltd.	198,500	155,999
Gannett Co., Inc.	176,400	1,681,092
McGraw-Hill Cos., Inc. (The)	35,700	1,463,700
Naspers Ltd.	11,300	487,993
Time Warner Cable, Inc.–Class A(b)	70,600	4,424,502
Viacom, Inc.–Class B	120,900	4,683,666
Walt Disney Co. (The)(b)	207,000	6,243,120

		31,252,652

Multiline Retail–0.2%
Dollar General Corp.(a)	53,100	2,005,056
Don Quijote Co., Ltd.	15,200	542,649
Golden Eagle Retail Group Ltd.	315,000	645,283

		3,192,988

Specialty Retail–1.2%
Esprit Holdings Ltd.	157,100	191,259
Fast Retailing Co., Ltd.	10,700	1,916,338
GameStop Corp.–Class A(a)	82,600	1,908,060
Hennes & Mauritz AB–Class B	116,563	3,490,110
Limited Brands, Inc.	146,600	5,645,566
Lowe’s Cos., Inc.	149,200	2,885,528

		16,036,861

Textiles, Apparel & Luxury Goods–0.2%
Daphne International Holdings Ltd.	56,000	49,647
Trinity Ltd.	444,000	351,185
VF Corp.	18,400	2,235,968

		2,636,800

		105,049,145

Health Care–6.6%
Biotechnology–1.2%
Celgene Corp.(a)	91,400	5,659,488
Gilead Sciences, Inc.(a)(b)	263,300	10,216,040

		15,875,528

Health Care Equipment & Supplies–0.2%
Covidien PLC	74,100	3,267,810

Company	Shares	U.S. $ Value

Health Care Providers & Services–1.5%
Express Scripts, Inc.–Class A(a)	91,400	$3,388,198
Health Net, Inc.(a)	57,200	1,356,212
UnitedHealth Group, Inc.	168,000	7,748,160
WellPoint, Inc.(b)	129,800	8,473,344

		20,965,914

Pharmaceuticals–3.7%
Allergan, Inc./United States	85,000	7,002,300
Aspen Pharmacare Holdings Ltd.(a)	124,691	1,403,469
AstraZeneca PLC	63,900	2,835,848
AstraZeneca PLC (Sponsored ADR)	191,900	8,512,684
GlaxoSmithKline PLC	71,000	1,465,091
Johnson & Johnson	185,600	11,824,576
Novartis AG	33,650	1,879,745
Novo Nordisk A/S–Class B	9,720	969,416
Pfizer, Inc.(b)	750,000	13,260,000
Roche Holding AG	8,600	1,389,004
Sanofi	12,453	819,118

		51,361,251

		91,470,503

Financials–6.4%
Capital Markets–0.5%
Deutsche Bank AG	12,900	447,002
Goldman Sachs Group, Inc. (The)	51,450	4,864,598
GP Investments Ltd. (BDR)(a)	157,900	377,902
Macquarie Group Ltd.	15,900	343,852
UBS AG(a)	52,253	597,699

		6,631,053

Commercial Banks–1.7%
Banco Bilbao Vizcaya Argentaria SA	95,100	787,395
Banco do Brasil SA	62,800	829,651
Banco Santander Brasil SA/Brazil (ADR)	172,066	1,259,523
Banco Santander SA	91,500	748,094
Barclays PLC	243,600	597,394
BNP Paribas SA	51,310	2,022,774
China Construction Bank Corp.–Class H	426,000	257,660
HSBC Holdings PLC	247,084	1,892,490
Intesa Sanpaolo SpA	293,320	459,997
Itau Unibanco Holding SA (ADR)	122,350	1,898,872
KB Financial Group, Inc. (ADR)	18,700	612,612
KBC Groep NV	19,788	456,525
Komercni Banka AS	1,200	222,563
Lloyds Banking Group PLC(a)	1,604,000	861,113
National Australia Bank Ltd.	59,600	1,265,984
National Bank of Canada	7,400	493,545
Societe Generale SA	58,941	1,542,944
Standard Chartered PLC	46,050	918,742
Sumitomo Mitsui Financial Group, Inc.	24,700	695,937
Turkiye Garanti Bankasi AS	145,700	563,830
Turkiye Is Bankasi–Class C	271,500	697,445
Turkiye Vakiflar Bankasi Tao–Class D	349,700	697,058
Wells Fargo & Co.(b)	158,400	3,820,608

		23,602,756

12	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Diversified Financial Services–2.0%
Citigroup, Inc.	350,300	$8,974,686
IG Group Holdings PLC	29,079	201,520
ING Groep NV(a)	246,200	1,736,659
JPMorgan Chase & Co.	442,400	13,325,088
Moody’s Corp.	104,800	3,191,160
ORIX Corp.	6,700	525,866

		27,954,979

Insurance–1.3%
Admiral Group PLC	81,730	1,603,270
Aegon NV(a)	238,600	967,136
AIA Group Ltd.	386,600	1,099,738
Allianz SE	15,900	1,490,294
Aviva PLC	142,800	671,570
Industrial Alliance Insurance & Financial Services, Inc.	6,898	203,800
MetLife, Inc.(b)	196,400	5,501,164
Muenchener Rueckversicherungs AG	9,700	1,204,708
Prudential PLC	63,300	543,623
Travelers Cos., Inc. (The)(b)	110,000	5,360,300

		18,645,603

Real Estate Management & Development–0.9%
CapitaLand Ltd.	541,000	1,009,401
Evergrande Real Estate Group Ltd.	2,490,000	767,254
Hang Lung Group Ltd.	74,000	377,525
Hang Lung Properties Ltd.	743,000	2,234,285
Mitsui Fudosan Co., Ltd.	366,000	5,781,771
New World Development Ltd.	1,076,000	1,030,210
Wheelock & Co., Ltd.	288,000	852,112

		12,052,558

		88,886,949

Energy–6.2%
Energy Equipment & Services–1.4%
AMEC PLC	121,057	1,527,482
FMC Technologies, Inc.(a)	80,400	3,023,040
Nabors Industries Ltd.(a)	24,000	294,240
Petrofac Ltd.	109,513	2,025,702
Precision Drilling Corp.(a)	24,400	203,275
Saipem SpA	19,680	690,716
Schlumberger Ltd.(b)	145,000	8,660,850
Transocean Ltd./Switzerland	69,900	3,337,026

		19,762,331

Oil, Gas & Consumable Fuels–4.8%
Afren PLC(a)	628,194	788,079
Anadarko Petroleum Corp.	86,300	5,441,215
BG Group PLC	25,500	488,035
BP PLC	419,900	2,517,585
BP PLC (Sponsored ADR)	147,900	5,334,753
China Petroleum & Chemical Corp.–Class H	968,000	930,934
ConocoPhillips(b)	197,300	12,493,036
Devon Energy Corp.(b)	62,700	3,476,088
ENI SpA	58,600	1,030,933
Company	Shares	U.S. $ Value

EOG Resources, Inc.	67,800	$4,814,478
Gazprom OAO (Sponsored ADR)	195,920	1,871,036
JX Holdings, Inc.	126,800	711,688
LUKOIL OAO (London) (Sponsored ADR)	31,410	1,576,468
Marathon Oil Corp.	220,300	4,754,074
Marathon Petroleum Corp.	217,100	5,874,726
Nexen, Inc. (New York)	140,900	2,182,541
Nexen, Inc. (Toronto)	57,193	889,633
Noble Energy, Inc.(b)	89,900	6,364,920
NovaTek OAO (Sponsored GDR)(c)	2,000	232,400
Occidental Petroleum Corp.	8,090	578,435
OMV AG	20,500	610,212
Petroleo Brasileiro SA (Sponsored ADR)	60,500	1,253,560
PTT PCL	47,000	393,116
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	66,825	2,060,698
Thai Oil PCL (NVDR)	139,300	225,381

		66,894,024

		86,656,355

Industrials–4.6%
Aerospace & Defense–1.0%
BAE Systems PLC	45,404	187,526
Goodrich Corp.	27,900	3,366,972
Northrop Grumman Corp.	102,200	5,330,752
Precision Castparts Corp.	25,800	4,010,868
United Technologies Corp.	15,600	1,097,616

		13,993,734

Air Freight & Logistics–0.6%
Kuehne & Nagel International AG	8,421	945,113
United Parcel Service, Inc.–Class B	126,400	7,982,160

		8,927,273

Airlines–0.2%
Cathay Pacific Airways Ltd.	123,000	202,308
Delta Air Lines, Inc.(a)	342,300	2,567,250
Deutsche Lufthansa (REG)	43,300	561,353

		3,330,911

Building Products–0.1%
Asahi Glass Co., Ltd.	85,000	829,874

Commercial Services & Supplies–0.1%
Aggreko PLC	12,780	321,597
Edenred	4,531	107,941
Serco Group PLC	103,395	817,948

		1,247,486

Construction & Engineering–0.1%
Bouygues SA	39,500	1,306,714

Electrical Equipment–0.2%
Rockwell Automation, Inc.	39,200	2,195,200
Sumitomo Electric Industries Ltd.	76,700	900,795

		3,095,995

2011 Annual Report	13

Company	Shares	U.S. $ Value

Industrial Conglomerates–0.9%
Bidvest Group Ltd.	25,800	$475,038
Cookson Group PLC	82,100	547,709
Danaher Corp.(b)	176,800	7,414,992
General Electric Co.(b)	180,300	2,747,772
Keppel Corp., Ltd.	133,500	782,878

		11,968,389

Industrial Warehouse Distribution–0.2%
Ascendas Real Estate Investment Trust	679,000	1,047,040
EastGroup Properties, Inc.	8,900	339,446
Global Logistic Properties Ltd.(a)	524,000	657,111
ProLogis, Inc.	52,174	1,265,219

		3,308,816

Machinery–0.5%
Flowserve Corp.	50,700	3,751,800
Ingersoll-Rand PLC	102,800	2,887,652

		6,639,452

Mixed Office Industrial–0.1%
Goodman Group	3,346,500	1,833,516

Professional Services–0.5%
Capita Group PLC (The)	315,300	3,453,380
Experian PLC	127,600	1,432,394
Intertek Group PLC	44,000	1,265,471
Randstad Holding NV	11,400	363,440

		6,514,685

Road & Rail–0.0%
East Japan Railway Co.	1,100	66,689
Globaltrans Investment PLC (Sponsored GDR)(c)	15,592	214,390
Nippon Express Co., Ltd.	77,000	328,442

		609,521

Trading Companies & Distributors–0.1%
Mitsubishi Corp.	29,800	606,717
Mitsui & Co., Ltd.	28,700	415,727

		1,022,444

		64,628,810

Consumer Staples–3.7%
Beverages–0.5%
Anheuser-Busch InBev NV	61,370	3,257,466
Asahi Group Holdings Ltd.	22,100	468,285
Constellation Brands, Inc.–Class A(a)	125,700	2,262,600
PepsiCo, Inc./NC	26,700	1,652,730

		7,641,081

Food & Staples Retailing–0.9%
BIM Birlesik Magazalar AS	6,100	167,920
Delhaize Group SA	10,751	628,494
Jeronimo Martins SGPS SA	31,400	490,355
Koninklijke Ahold NV	45,200	531,560
Kroger Co. (The)	244,100	5,360,436
Company	Shares	U.S. $ Value

Olam International Ltd.	1,816,038	$3,094,635
Tesco PLC	379,960	2,225,644

		12,499,044

Food Products–0.8%
Bunge Ltd.	66,500	3,876,285
China Yurun Food Group Ltd.	300,000	319,959
General Mills, Inc.	85,300	3,281,491
Smithfield Foods, Inc.(a)	70,400	1,372,800
Tyson Foods, Inc.–Class A	167,400	2,906,064

		11,756,599

Household Products–0.3%
Procter & Gamble Co. (The)(b)	59,300	3,746,574

Personal Products–0.0%
Hypermarcas SA	77,500	364,366

Tobacco–1.2%
Altria Group, Inc.(b)	180,900	4,849,929
British American Tobacco PLC	96,596	4,078,796
Imperial Tobacco Group PLC	18,000	607,457
Japan Tobacco, Inc.	903	4,223,833
Lorillard, Inc.	20,900	2,313,630

		16,073,645

		52,081,309

Equity:Other–3.3%
Diversified/Specialty–2.6%
BioMed Realty Trust, Inc.	114,750	1,901,408
British Land Co. PLC	341,209	2,513,300
CB Richard Ellis Group, Inc.–Class A(a)	166,400	2,239,744
Cheung Kong Holdings Ltd.	60,000	652,337
Coresite Realty Corp.	33,224	476,764
Dexus Property Group	2,567,700	2,023,902
Digital Realty Trust, Inc.	44,050	2,429,798
Dundee International Real Estate Investment Trust	39,446	365,136
Dundee Real Estate Investment Trust	44,559	1,350,930
Fonciere Des Regions	18,700	1,304,451
Forest City Enterprises, Inc.(a)	53,937	574,968
H&R Real Estate Investment Trust	56,429	1,129,226
Hysan Development Co., Ltd.	266,532	797,331
Kerry Properties Ltd.	421,000	1,343,768
Land Securities Group PLC	13,538	134,549
Lend Lease Group	140,908	946,339
Mitsubishi Estate Co., Ltd.	43,000	697,486
Overseas Union Enterprise Ltd.	352,000	573,667
Soho China Ltd.	2,235,000	1,411,076
Sumitomo Realty & Development Co., Ltd.	93,000	1,787,742
Sun Hung Kai Properties Ltd.	431,000	4,944,435
Sunac China Holdings Ltd.(a)	1,400,600	249,883
Unibail-Rodamco SE	28,100	5,014,072
UOL Group Ltd.	299,876	945,109
Wharf Holdings Ltd.	183,000	905,183

		36,712,604

14	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Health Care–0.6%
Chartwell Seniors Housing Real Estate Investment Trust	194,300	$1,399,909
Health Care REIT, Inc.	50,581	2,367,191
National Health Investors, Inc.	39,126	1,648,378
Ventas, Inc.	53,900	2,662,660

		8,078,138

Triple Net–0.1%
Entertainment Properties Trust	17,350	676,303
National Retail Properties, Inc.	20,480	557,339

		1,233,642

		46,024,384

Materials–3.0%
Chemicals–1.9%
Agrium, Inc. (Toronto)	11,100	738,835
Air Water, Inc.	11,000	135,964
DIC Corp.	116,000	210,725
Dow Chemical Co. (The)	156,900	3,523,974
Huabao International Holdings Ltd.	511,000	415,826
Israel Chemicals Ltd.	226,638	2,581,020
K&S AG	58,500	3,062,421
Koninklijke DSM NV	14,900	647,831
LyondellBasell Industries NV	92,900	2,269,547
Mitsubishi Gas Chemical Co., Inc.	57,000	349,923
Monsanto Co.	121,900	7,318,876
Potash Corp. of Saskatchewan, Inc.	112,367	4,856,502

		26,111,444

Metals & Mining–1.1%
Agnico-Eagle Mines Ltd.	8,000	476,160
Alcoa, Inc.	244,500	2,339,865
Centamin Egypt Ltd.(a)	187,500	273,092
Dowa Holdings Co., Ltd.	110,000	612,185
Exxaro Resources Ltd.	17,600	368,880
Hindalco Industries Ltd. (GDR)(c)	30,470	81,782
JFE Holdings, Inc.	31,400	633,848
KGHM Polska Miedz SA	18,280	715,774
New Gold, Inc.(a)	33,300	343,836
Newcrest Mining Ltd.	75,400	2,485,271
OneSteel Ltd.	117,300	137,468
Rio Tinto PLC	79,100	3,507,937
ThyssenKrupp AG	25,500	626,570
Vale SA (Sponsored ADR) (Local Preference Shares)	100,800	2,116,800
Vale SA (Sponsored ADR)–Class B	17,200	392,160
Xstrata PLC	71,382	901,390

		16,013,018

		42,124,462

Retail–1.9%
Regional Mall–1.1%
BR Malls Participacoes SA	82,600	843,902
Company	Shares	U.S. $ Value

CapitaMall Trust	491,000	$680,907
CFS Retail Property Trust	191,317	321,044
General Growth Properties, Inc.	115,300	1,395,130
Glimcher Realty Trust	145,522	1,030,296
Multiplan Empreendimentos Imobiliarios SA	37,600	696,907
Simon Property Group, Inc.	72,325	7,954,303
Westfield Group	353,756	2,623,349

		15,545,838

Shopping Center/Other Retail–0.8%
Federal Realty Investment Trust	10,200	840,582
Hammerson PLC	177,700	1,040,340
Klepierre	56,600	1,586,574
Link REIT (The)	604,045	1,904,557
Primaris Retail Real Estate Investment Trust	57,100	1,117,044
Retail Opportunity Investments Corp.	82,300	911,884
RioCan Real Estate Investment Trust (Toronto)	61,276	1,520,351
Weingarten Realty Investors	69,135	1,463,588
Westfield Retail Trust	292,200	680,029

		11,064,949

		26,610,787

Residential–1.5%
Manufactured Homes–0.0%
Equity Lifestyle Properties, Inc.	4,011	251,490

Multi-Family–1.0%
BRE Properties, Inc.	15,000	635,100
Camden Property Trust	23,600	1,304,136
Canadian Apartment Properties REIT	49,400	994,694
Colonial Properties Trust	55,100	1,000,616
Essex Property Trust, Inc.	13,775	1,653,551
GSW Immobilien AG(a)	30,065	855,941
Home Properties, Inc.	28,969	1,644,280
KWG Property Holding Ltd.	346,500	128,025
Mid-America Apartment Communities, Inc.	29,000	1,746,380
PDG Realty SA Empreendimentos e Participacoes	138,800	452,516
Post Properties, Inc.	27,500	955,350
Rossi Residencial SA	217,600	1,016,103
Stockland	542,361	1,509,651
Wing Tai Holdings Ltd.	387,000	358,558

		14,254,901

Self Storage–0.5%
Big Yellow Group PLC	374,490	1,388,900
CubeSmart	25,653	218,820
Extra Space Storage, Inc.	76,400	1,423,332
Public Storage	31,000	3,451,850
Sovran Self Storage, Inc.	5,014	186,370

		6,669,272

Student Housing–0.0%
American Campus Communities, Inc.	3,700	137,677

		21,313,340

2011 Annual Report	15

Company	Shares	U.S. $ Value

Telecommunication Services–1.1%
Diversified Telecommunication Services–1.0%
AT&T, Inc.	101,700	$2,900,484
CenturyLink, Inc.	192,800	6,385,536
Nippon Telegraph & Telephone Corp.	45,500	2,179,820
Telecom Italia SpA (ordinary shares)	1,409,600	1,531,543
Vivendi SA	36,730	747,820

		13,745,203

Wireless Telecommunication Services–0.1%
Vodafone Group PLC	642,100	1,654,871

		15,400,074

Office–1.1%
Office–1.1%
Beni Stabili SpA	688,840	362,681
Boston Properties, Inc.	33,093	2,948,586
Castellum AB	106,341	1,295,760
Cominar Real Estate Investment Trust	66,274	1,359,126
Douglas Emmett, Inc.	112,200	1,918,620
Duke Realty Corp.	161,100	1,691,550
Great Portland Estates PLC	284,300	1,498,064
Hongkong Land Holdings Ltd.	310,000	1,373,480
Kilroy Realty Corp.	27,444	858,997
Liberty Property Trust	33,700	981,007
Norwegian Property ASA	183,113	243,903
SL Green Realty Corp.	11,046	642,325

		15,174,099

Utilities–0.6%
Electric Utilities–0.2%
E.ON AG	66,900	1,451,465
EDP–Energias de Portugal SA	183,600	565,486
NV Energy, Inc.	98,100	1,443,051

		3,460,002

Gas Utilities–0.1%
Gas Natural SDG SA	59,900	1,018,605

Multi-Utilities–0.3%
CMS Energy Corp.	73,400	1,452,586
DTE Energy Co.	47,300	2,318,646

		3,771,232

		8,249,839

Lodging–0.6%
Lodging–0.6%
Ashford Hospitality Trust, Inc.	149,700	1,050,894
Great Eagle Holdings Ltd.	471,000	1,017,520
Hyatt Hotels Corp.(a)	36,900	1,157,553
InnVest Real Estate Investment Trust	233,900	964,260
Intercontinental Hotels Group PLC	110,100	1,785,345
Kosmopolito Hotels International Ltd.	854,000	107,947
Company	Shares	U.S. $ Value

Pebblebrook Hotel Trust	19,200	$300,480
RLJ Lodging Trust	52,586	671,523
Wyndham Worldwide Corp.	25,900	738,409

		7,793,931

Total Common Stocks (cost $906,056,398)		793,381,445

WARRANTS–0.8%
Consumer Discretionary–0.0%
Diversified Consumer Services–0.0%
Educomp Solutions Ltd., Deutsche Bank AG, expiring 8/10/17(a)(c)	59,561	289,722

Financials–0.3%
Commercial Banks–0.1%
Hana Financial Group, Inc., Deutsche Bank AG London, expiring 11/18/19(a)(c)	17,210	510,077
Punjab National Bank Ltd., Merrill Lynch Intl & Co., expiring 7/07/15(a)(c)	9,800	190,311

		700,388

Consumer Finance–0.1%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(c)	106,100	1,325,656

Thrifts & Mortgage Finance–0.1%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(c)	184,800	2,410,402

		4,436,446

Industrials–0.4%
Construction & Engineering–0.2%
Larsen & Toubro Ltd., Deutsche Bank AG London, expiring 1/24/17(a)(c)	44,100	1,222,130
Larsen & Toubro Ltd., Merrill Lynch Intl & Co., expiring 5/18/15(a)(c)	16,100	446,175
Samsung Engineering Co., Ltd., Macquarie Bank Ltd., expiring 3/02/15(a)	9,347	1,844,229

		3,512,534

Electrical Equipment–0.1%
AU Optronics Corp., Credit Suisse/Nassau, expiring 2/17/12(a)	174,100	71,190
Bharat Heavy Electricals Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(c)	26,180	874,527

		945,717

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Machinery–0.1%
Jain Irrigation Systems Ltd., Deutsche Bank AG London, expiring 5/07/18(a)(c)	67,205	$209,256
Jain Irrigation Systems Ltd., Merrill Lynch Intl & Co., expiring 11/24/11(a)	180,112	560,815

		770,071

		5,228,322

Information Technology–0.0%
Semiconductors & Semiconductor Equipment–0.0%
Powertech Technology, Inc., Deutsche Bank AG London, expiring 1/30/17(a)(c)	100,100	216,967

Materials–0.1%
Metals & Mining–0.1%
Hindalco Industries Ltd., Credit Suisse, expiring 9/15/14(a)	8,890,000	238,163
Steel Authority of India Ltd., Merrill Lynch Intl & Co., expiring 3/25/14(a)(c)	82,971	178,097
Tata Steel Ltd., Merrill Lynch Intl & Co., expiring 12/23/14(a)(c)	45,000	381,276

		797,536

Total Warrants (cost $14,324,366)		10,968,993

Company	Shares	U.S. $ Value

RIGHTS–0.0%
Financials–0.0%
Commercial Banks–0.0%
Banco Bilbao Vizcaya Argentaria SA(a) (cost $14,345)	95,100	$14,015

SHORT-TERM INVESTMENTS–40.0%
Investment Companies–39.6%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.08%(d) (cost $552,356,396)	552,356,396	552,356,396

Principal Amount (000)
U.S. Treasury Bills–0.4%
U.S. Treasury Bill 0.01%, 10/06/11	$3,000	2,999,981
0.01%, 12/01/11	2,000	1,999,949

Total U.S. Treasury Bills (cost $4,999,930)		4,999,930

Total Investments—97.7% (cost $1,477,751,435)		1,361,720,779

Other assets less liabilities—2.3%		31,497,948

Net Assets—100.0%		$1,393,218,727

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Australian T-Bond 10 Yr Futures	34	December 2011	$3,784,340	$3,759,618	$(24,722)
German Euro Bobl Futures	191	December 2011	30,991,442	31,252,117	260,675
German Euro Bund Futures	266	December 2011	47,686,772	48,641,413	954,641
German Euro Buxl Futures	118	December 2011	18,288,114	19,514,689	1,226,575
German Euro Schatz Futures	244	December 2011	35,776,251	35,836,299	60,048
Govt of Canada Bond 10 Yr Futures	62	December 2011	7,735,023	7,863,747	128,724
JGB Mini 10 Yr Futures	1,093	December 2011	202,257,321	201,566,602	(690,719)
U.S. T-Bond 30 Yr Futures	317	December 2011	44,104,579	45,212,125	1,107,546
U.S. T-Note 10 Yr Futures	2,213	December 2011	287,261,589	287,897,469	635,880
U.S. T-Note 2 Yr Futures	549	December 2011	121,064,000	120,891,516	(172,484)
U.S. T-Note 5 Yr Futures	196	December 2011	24,034,022	24,006,938	(27,084)
UK Long Gilt Bond Futures	222	December 2011	44,133,790	45,000,842	867,052
Ultra Long U.S. T-Bond Futures	465	December 2011	68,561,440	73,760,625	5,199,185

Sold Contracts
ASX SPI 200 Index Futures	52	December 2011	5,154,624	5,032,041	122,583
Euro Stoxx 50 Index Futures	749	December 2011	20,284,189	21,634,870	(1,350,681)
FTSE 100 Index Futures	161	December 2011	12,953,548	12,780,388	173,160

2011 Annual Report	17

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Hang Seng Index Futures	15	October 2011	$1,719,614	$1,677,710	$41,904
MSCI EAFE EMini Index Futures	563	December 2011	39,235,322	37,906,790	1,328,532
MSCI Emerging Market EMini Futures	703	December 2011	33,709,549	29,536,545	4,173,004
S&P 500 E Mini Index Futures	6,652	December 2011	383,643,751	374,507,600	9,136,151
S&P TSE 60 Index Futures	93	December 2011	12,485,203	11,798,282	686,921
Topix Index Futures	138	December 2011	13,306,387	13,553,092	(246,705)

					$23,590,186

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Bank of America N.A:
Australian Dollar	Settling 11/15/11	1,893	$1,954,523	$1,822,547	$(131,976)
Australian Dollar	Settling 11/15/11	3,616	3,824,281	3,481,420	(342,861)
Australian Dollar	Settling 12/15/11	612	624,210	587,159	(37,051)
Canadian Dollar	Settling 11/15/11	1,384	1,401,973	1,319,408	(82,565)
Great British Pound	Settling 11/15/11	1,414	2,231,716	2,204,088	(27,628)
Japanese Yen	Settling 11/15/11	275,283	3,415,634	3,571,154	155,520
Japanese Yen	Settling 11/15/11	563,029	7,296,430	7,303,987	7,557
Japanese Yen	Settling 11/15/11	182,404	2,375,269	2,366,266	(9,003)
Barclays Bank PLC Wholesale:
Canadian Dollar	Settling 11/15/11	4,387	4,416,547	4,182,258	(234,289)
Great British Pound	Settling 11/15/11	657	1,035,774	1,024,106	(11,668)
Great British Pound	Settling 11/15/11	2,015	3,261,932	3,140,903	(121,029)
Japanese Yen	Settling 11/15/11	397,867	5,008,648	5,161,395	152,747
Japanese Yen	Settling 12/15/11	280,723	3,634,510	3,643,426	8,916
Japanese Yen	Settling 12/15/11	243,053	3,167,268	3,154,517	(12,751)
Norwegian Krone	Settling 11/15/11	32,607	5,920,042	5,543,361	(376,681)
BNP Paribas SA:
Australian Dollar	Settling 11/15/11	2,328	2,467,419	2,241,357	(226,062)
Australian Dollar	Settling 12/15/11	2,620	2,754,694	2,513,653	(241,041)
Canadian Dollar	Settling 11/15/11	2,308	2,378,847	2,200,285	(178,562)
Great British Pound	Settling 11/15/11	1,937	3,075,305	3,019,320	(55,985)
Canadian Imperial Bank of Commerce:
Canadian Dollar	Settling 11/15/11	6,267	6,303,244	5,974,518	(328,726)
Swiss Franc	Settling 11/15/11	1,020	1,402,062	1,126,241	(275,821)
Swiss Franc	Settling 11/15/11	7,290	8,693,164	8,049,310	(643,854)
Citibank N.A:
Great British Pound	Settling 11/15/11	5,177	8,376,179	8,069,706	(306,473)
Swiss Franc	Settling 11/15/11	2,109	2,574,375	2,328,669	(245,706)
Credit Suisse London Branch (GFX):
Canadian Dollar	Settling 11/15/11	1,346	1,394,313	1,283,182	(111,131)
Euro	Settling 11/15/11	1,653	2,340,979	2,214,018	(126,961)
Great British Pound	Settling 11/15/11	3,703	6,002,859	5,772,092	(230,767)
Japanese Yen	Settling 11/15/11	741,911	9,396,631	9,624,563	227,932

18	Sanford C. Bernstein Fund, Inc.

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Japanese Yen	Settling 12/15/11	108,656	$1,386,574	$1,410,216	$23,642
Swiss Franc	Settling 11/15/11	4,149	5,466,259	4,581,150	(885,109)
Deutsche Bank AG London:
Euro	Settling 11/15/11	7,390	10,504,516	9,898,120	(606,396)
New Zealand Dollar	Settling 11/15/11	1,583	1,359,088	1,203,239	(155,849)
Goldman Sachs International:
Great British Pound	Settling 11/15/11	6,309	10,180,139	9,834,223	(345,916)
Great British Pound	Settling 12/15/11	341	538,193	531,387	(6,806)
HSBC BankUSA:
Japanese Yen	Settling 11/15/11	202,374	2,648,909	2,625,330	(23,579)
Japanese Yen	Settling 11/15/11	331,715	4,329,070	4,303,227	(25,843)
New Zealand Dollar	Settling 11/15/11	5,313	4,377,088	4,038,413	(338,675)
Swedish Krona	Settling 12/15/11	16,393	2,556,612	2,380,777	(175,835)
Swiss Franc	Settling 11/15/11	1,637	1,813,047	1,807,506	(5,541)
Morgan Stanley and Co., Inc.:
Australian Dollar	Settling 11/15/11	1,440	1,471,392	1,386,406	(84,986)
Australian Dollar	Settling 11/15/11	1,362	1,422,772	1,311,309	(111,463)
Australian Dollar	Settling 11/15/11	6,121	6,160,175	5,893,190	(266,985)
Australian Dollar	Settling 11/15/11	6,427	6,567,109	6,187,801	(379,308)
Royal Bank of Canada:
Canadian Dollar	Settling 11/15/11	1,355	1,376,173	1,291,762	(84,411)
Great British Pound	Settling 11/15/11	1,255	2,050,996	1,956,245	(94,751)
Norwegian Krone	Settling 11/15/11	6,763	1,191,970	1,149,745	(42,225)
Swedish Krona	Settling 11/15/11	4,399	655,042	639,755	(15,287)
Swiss Franc	Settling 11/15/11	1,198	1,490,124	1,322,781	(167,343)
Royal Bank of Scotland PLC:
Australian Dollar	Settling 11/15/11	1,301	1,375,834	1,252,580	(123,254)
Australian Dollar	Settling 11/15/11	3,001	3,126,742	2,889,309	(237,433)
Euro	Settling 12/15/11	2,405	3,458,630	3,221,040	(237,590)
Norwegian Krone	Settling 12/15/11	8,365	1,547,498	1,420,036	(127,462)
Standard Chartered Bank:
Swiss Franc	Settling 11/15/11	3,833	4,702,462	4,232,237	(470,225)
State Street Bank and Trust Co.:
Canadian Dollar	Settling 11/15/11	1,626	1,642,192	1,550,114	(92,078)
Great British Pound	Settling 11/15/11	4,339	6,974,075	6,763,464	(210,611)
Japanese Yen	Settling 11/15/11	254,701	3,143,060	3,304,151	161,091
Swiss Franc	Settling 11/15/11	2,096	2,484,590	2,314,315	(170,275)
UBS AG:
Japanese Yen	Settling 11/15/11	144,387	1,877,379	1,873,084	(4,295)
Swedish Krona	Settling 11/15/11	49,087	7,521,759	7,138,814	(382,945)
Westpac Banking Corp.:
New Zealand Dollar	Settling 12/15/11	2,894	2,401,890	2,195,078	(206,812)
Swiss Franc	Settling 12/15/11	2,029	2,345,719	2,241,824	(103,895)

Sale Contracts
Bank oF America N.A:
Euro	Settling 11/15/11	75,226	105,997,947	100,757,231	5,240,716
Euro	Settling 11/15/11	31,223	42,701,200	41,819,890	881,310

2011 Annual Report	19

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC Wholesale:
Euro	Settling 12/15/11	3,580	$5,064,944	$4,794,729	$270,215
Great British Pound	Settling 11/15/11	1,642	2,625,640	2,559,485	66,155
BNP Paribas SA:
Great British Pound	Settling 12/15/11	1,873	2,994,927	2,918,735	76,192
Citibank N.A:
Canadian Dollar	Settling 11/15/11	6,267	6,333,758	5,974,518	359,240
Euro	Settling 11/15/11	2,595	3,699,580	3,475,727	223,853
Credit Suisse London Branch (GFX):
Great British Pound	Settling 11/15/11	1,809	2,963,685	2,819,799	143,886
Swiss Franc	Settling 11/15/11	6,026	7,975,013	6,653,654	1,321,359
Deutsche Bank AG London:
Euro	Settling 11/15/11	2,616	3,731,986	3,503,854	228,132
HSBC BankUSA:
Euro	Settling 11/15/11	2,389	3,395,223	3,199,812	195,411
Great British Pound	Settling 11/15/11	13,178	21,512,689	20,541,352	971,337
Japanese Yen	Settling 12/15/11	67,795	883,713	879,893	3,820
New Zealand Dollar	Settling 11/15/11	758	625,767	576,156	49,611
Swiss Franc	Settling 11/15/11	3,799	4,334,532	4,194,695	139,837
Morgan Stanley and Co., Inc.:
Australian Dollar	Settling 11/15/11	1,518	1,538,645	1,461,504	77,141
Royal Bank of Canada:
Euro	Settling 11/15/11	34,814	46,962,450	46,629,653	332,797
Royal Bank of Scotland PLC:
Canadian Dollar	Settling 12/15/11	910	916,323	867,031	49,292
Euro	Settling 11/15/11	2,091	3,015,619	2,800,672	214,947
Great British Pound	Settling 11/15/11	1,328	2,189,686	2,070,035	119,651
Swedish Krona	Settling 11/15/11	15,012	2,272,009	2,183,223	88,786
Standard Chartered Bank:
Canadian Dollar	Settling 12/15/11	6,120	6,197,312	5,831,019	366,293
Japanese Yen	Settling 11/15/11	170,867	2,232,359	2,216,600	15,759
Norwegian Krone	Settling 11/15/11	4,211	774,926	715,892	59,034
State Street Bank and Trust Co.:
Great British Pound	Settling 11/15/11	53	86,570	82,614	3,956
Japanese Yen	Settling 11/15/11	18,938	238,619	245,676	(7,057)
New Zealand Dollar	Settling 11/15/11	18	14,779	13,682	1,097
Swiss Franc	Settling 11/15/11	232	303,752	256,164	47,588
UBS AG:
Australian Dollar	Settling 11/15/11	1,362	1,425,601	1,311,309	114,292
Euro	Settling 11/15/11	6,643	9,424,291	8,897,592	526,699
Westpac Banking Corp.:
Euro	Settling 12/15/11	2,196	3,037,641	2,941,124	96,517
Swiss Franc	Settling 12/15/11	356	410,009	393,341	16,668

					$2,490,165

20	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Pay Total Return on Reference Index
Pay	FTSE EPRA/NAREIT Developed Real Estate index	902	0.13%	$2,449	9/17/12	Credit Suisse International	$138,298
Pay	FTSE EPRA/NAREIT Developed Real Estate index	3,232	0.13%	8,920	9/17/12	Deutsche Bank AG	640,147
Pay	FTSE EPRA/NAREIT Developed Real Estate index	883	1.00%	2,437	9/17/12	Deutsche Bank AG	174,929
Pay	FTSE EPRA/NAREIT Developed Real Estate index	13,327	0.23%	36,783	8/15/12	JPMorgan Chase Bank, N.A.	2,636,244
Pay	FTSE EPRA/NAREIT Developed Real Estate index	18,247	1.00%	50,362	8/15/12	JPMorgan Chase Bank, N.A.JPMorgan Chase Bank, N.A.	3,609,482
Pay	FTSE EPRA/NAREIT Developed Real Estate index	1,583	0.40%	4,369	9/17/12	UBS AG	313,898

							$7,512,998

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $ 75,669,246.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the aggregate market value of these securities amounted to $8,783,168 or 0.6% of net assets.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

BDR—Brazilian Depositary Receipt

GDR—Global Depositary Receipt

LIBOR—London Interbank Offered Rates

NVDR—Non Voting Depositary Receipt

REG—Registered Shares

REIT—Real Estate Investment Trust

See notes to financial statements.

2011 Annual Report	21

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

September 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS–58.1%
Information Technology–10.7%
Communications Equipment–1.4%
Aruba Networks, Inc.(a)	168,400	$3,521,244
HTC Corp.	290,350	6,375,182
QUALCOMM, Inc.	447,900	21,781,377
Riverbed Technology, Inc.(a)	249,800	5,123,248

		36,801,051

Computers & Peripherals–3.8%
Apple, Inc.(a)(b)	137,100	52,259,778
Dell, Inc.(a)(b)	910,600	12,884,990
EMC Corp./Massachusetts(a)(b)	667,000	14,000,330
Fujitsu Ltd.	344,000	1,622,251
Hewlett-Packard Co.	568,300	12,758,335
Lite-On Technology Corp.	278,554	252,315
Logitech International SA(a)	176,152	1,356,333
Pegatron Corp.	585,000	537,596
Toshiba Corp.	327,000	1,333,979
Wistron Corp.	639,639	717,846

		97,723,753

Electronic Equipment, Instruments & Components–0.4%
AU Optronics Corp.	2,231,000	887,963
Celestica, Inc.(a)	81,900	609,893
Corning, Inc.	643,900	7,958,604
LG Display Co., Ltd. (ADR)	264,000	2,151,600

		11,608,060

Internet Software & Services–1.2%
Google, Inc.–Class A(a)(b)	58,200	29,936,916
Kakaku.com, Inc.	17,200	706,026
Telecity Group PLC(a)	161,179	1,390,624

		32,033,566

IT Services–0.7%
Accenture PLC	207,900	10,952,172
International Business Machines Corp.	7,100	1,242,713
Visa, Inc.–Class A	75,400	6,463,288

		18,658,173

Office Electronics–0.0%
Konica Minolta Holdings, Inc.	189,000	1,295,919

Semiconductors & Semiconductor Equipment–1.4%
Advanced Semiconductor Engineering, Inc.	2,610,979	2,226,168
Applied Materials, Inc.	469,245	4,856,686
Broadcom Corp.–Class A(a)(b)	476,600	15,866,014
Marvell Technology Group Ltd.(a)	553,400	8,040,902
Samsung Electronics Co., Ltd. (GDR) (London)	12,000	4,205,901
Samsung Electronics Co., Ltd. (GDR) (OTC U.S.)	4,200	1,490,580
Company	Shares	U.S. $ Value

Trina Solar Ltd. (Sponsored ADR)(a)	90,100	$547,808

		37,234,059

Software–1.8%
Citrix Systems, Inc.(a)	26,700	1,455,951
Intuit, Inc.(a)	267,500	12,690,200
Nintendo Co., Ltd.	6,000	881,625
Oracle Corp.	724,700	20,827,878
Rovi Corp.(a)	118,500	5,125,924
SAP AG	94,100	4,788,017
Temenos Group AG(a)	92,309	1,246,636

		47,016,231

		282,370,812

Consumer Discretionary–9.6%
Auto Components–1.4%
BorgWarner, Inc.(a)	153,800	9,309,514
Bridgestone Corp.	120,000	2,722,760
Faurecia	56,300	1,199,217
GKN PLC	709,200	1,925,645
Johnson Controls, Inc.	378,200	9,973,134
Lear Corp.	197,700	8,481,330
Magna International, Inc.–Class A	55,200	1,825,250
Sumitomo Rubber Industries Ltd.	48,400	618,863

		36,055,713

Automobiles–0.6%
Bayerische Motoren Werke AG	11,500	759,704
Dongfeng Motor Group Co., Ltd.–Class H	1,184,000	1,605,137
General Motors Co.(a)	99,300	2,003,874
Mazda Motor Corp.(a)	778,000	1,573,698
Nissan Motor Co., Ltd.	432,100	3,823,237
Renault SA	62,800	2,080,152
Toyota Motor Corp.	91,000	3,119,404
Volkswagen AG (Preference Shares)	13,500	1,781,573

		16,746,779

Distributors–0.2%
Inchcape PLC	79,620	343,900
Li & Fung Ltd.	3,766,000	6,312,398

		6,656,298

Diversified Consumer Services–0.2%
Anhanguera Educacional Participacoes SA	113,700	1,463,390
Estacio Participacoes SA	326,700	2,866,933

		4,330,323

Hotels, Restaurants & Leisure–0.8%
Ajisen China Holdings Ltd.	421,200	481,715
Las Vegas Sands Corp.(a)	128,500	4,926,690
Shangri-La Asia Ltd.	348,833	666,058
Starbucks Corp.	390,000	14,543,100

		20,617,563

Household Durables–0.4%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	122,300	761,672

22	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

MRV Engenharia e Participacoes SA	348,100	$1,782,850
NVR, Inc.(a)	8,300	5,013,034
Sharp Corp.	333,000	2,797,601
Sony Corp.	77,900	1,491,159

		11,846,316

Internet & Catalog Retail–0.6%
Amazon.com, Inc.(a)	71,200	15,395,576
Rakuten, Inc.	1,177	1,371,259

		16,766,835

Media–3.1%
Comcast Corp.–Class A	957,300	20,007,570
DIRECTV(a)	183,600	7,757,100
Gannett Co., Inc.	467,500	4,455,275
Informa PLC	172,300	874,441
McGraw-Hill Cos., Inc. (The)	104,600	4,288,600
Naspers Ltd.	27,800	1,200,549
News Corp.–Class A	364,900	5,645,003
Time Warner Cable, Inc.–Class A(b)	169,400	10,616,298
Viacom, Inc.–Class B	290,600	11,257,844
Walt Disney Co. (The)	489,800	14,772,368

		80,875,048

Multiline Retail–0.3%
Dollar General Corp.(a)	111,800	4,221,568
Don Quijote Co., Ltd.	37,000	1,320,923
Golden Eagle Retail Group Ltd.	790,000	1,618,328

		7,160,819

Specialty Retail–1.7%
Esprit Holdings Ltd.	291,400	354,760
Fast Retailing Co., Ltd.	26,200	4,692,342
GameStop Corp.–Class A(a)	205,100	4,737,810
Hennes & Mauritz AB–Class B	288,335	8,633,279
Limited Brands, Inc.	403,500	15,538,785
Lowe’s Cos., Inc.	116,750	2,257,945
Ross Stores, Inc.	112,800	8,876,232

		45,091,153

Textiles, Apparel & Luxury Goods–0.3%
Daphne International Holdings Ltd.	122,000	108,159
Ralph Lauren Corp.	11,400	1,478,580
Trinity Ltd.	1,106,000	874,798
VF Corp.	43,500	5,286,120

		7,747,657

		253,894,504

Health Care–8.0%
Biotechnology–1.5%
Celgene Corp.(a)	233,400	14,452,128
Gilead Sciences, Inc.(a)(b)	642,800	24,940,640
Vertex Pharmaceuticals, Inc.(a)	17,300	770,542

		40,163,310

Health Care Equipment & Supplies–0.3%
Covidien PLC	165,500	7,298,550

Company	Shares	U.S. $ Value

Health Care Providers & Services–1.5%
Health Net, Inc.(a)	142,500	$3,378,675
UnitedHealth Group, Inc.(b)	400,200	18,457,224
WellPoint, Inc.(b)	290,500	18,963,840

		40,799,739

Pharmaceuticals–4.7%
Allergan, Inc./United States	197,400	16,261,812
Aspen Pharmacare Holdings Ltd.(a)	312,891	3,521,769
AstraZeneca PLC	164,500	7,300,422
AstraZeneca PLC (Sponsored ADR)	481,300	21,350,468
GlaxoSmithKline PLC	181,300	3,741,141
Johnson & Johnson	436,500	27,809,415
Novartis AG	82,480	4,607,471
Novo Nordisk A/S–Class B	24,430	2,436,505
Pfizer, Inc.(b)	1,751,600	30,968,288
Roche Holding AG	20,900	3,375,602
Sanofi	43,691	2,873,852

		124,246,745

		212,508,344

Energy–7.4%
Energy Equipment & Services–2.0%
AMEC PLC	241,520	3,047,468
Bristow Group, Inc.	225,000	9,546,750
FMC Technologies, Inc.(a)	222,200	8,354,720
Petrofac Ltd.	274,680	5,080,856
Rowan Cos., Inc.(a)	107,000	3,230,330
Saipem SpA	49,440	1,735,214
Schlumberger Ltd.(b)	344,600	20,582,958

		51,578,296

Oil, Gas & Consumable Fuels–5.4%
Afren PLC(a)	1,537,657	1,929,015
Anadarko Petroleum Corp.(b)	215,000	13,555,750
Banpu PCL	26,200	442,092
BG Group PLC	121,200	2,319,600
BP PLC	1,306,600	7,833,952
BP PLC (Sponsored ADR)	526,300	18,983,641
China Petroleum & Chemical Corp.–Class H	2,406,000	2,313,872
ConocoPhillips(b)	351,300	22,244,316
Devon Energy Corp.(b)	112,900	6,259,176
ENI SpA	151,200	2,660,019
EOG Resources, Inc.	9,900	702,999
Gazprom OAO (Sponsored ADR)	389,000	3,714,950
JX Holdings, Inc.	269,300	1,511,496
LUKOIL OAO (London) (Sponsored ADR)	81,817	4,106,395
Marathon Oil Corp.(b)	548,200	11,830,156
Marathon Petroleum Corp.(b)	467,400	12,647,844
Nexen, Inc. (Toronto)	123,257	1,917,253
Noble Energy, Inc.(b)	213,300	15,101,640
NovaTek OAO (Sponsored GDR)(c)	4,900	569,380
Occidental Petroleum Corp.	38,400	2,745,600
OMV AG	42,800	1,274,004
Petroleo Brasileiro SA (Sponsored ADR)	157,600	3,265,472
PTT PCL	110,100	920,894

2011 Annual Report	23

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	170,339	$5,252,783

		144,102,299

		195,680,595

Financials–6.6%
Capital Markets–0.5%
Goldman Sachs Group, Inc. (The)	120,500	11,393,275
GP Investments Ltd. (BDR)(a)	320,100	766,095
Macquarie Group Ltd.	39,800	860,712
UBS AG(a)	97,465	1,114,860

		14,134,942

Commercial Banks–2.4%
Banco Bilbao Vizcaya Argentaria SA	238,700	1,976,353
Banco do Brasil SA	195,500	2,582,752
Banco Santander Brasil SA (ADR)	244,431	1,789,235
Banco Santander SA	171,200	1,399,713
Barclays PLC	895,330	2,195,669
BNP Paribas SA	136,100	5,365,417
China Construction Bank Corp.–Class H	935,000	565,521
HSBC Holdings PLC	620,329	4,751,283
Intesa Sanpaolo SpA	737,010	1,155,810
Itau Unibanco Holding SA (ADR)	230,150	3,571,928
KB Financial Group, Inc. (ADR)	54,800	1,795,248
KBC Groep NV	54,567	1,258,906
Komercni Banka AS	2,500	463,673
Lloyds Banking Group PLC(a)	4,098,300	2,200,186
Mitsubishi UFJ Financial Group, Inc.	236,400	1,084,994
National Australia Bank Ltd.	148,700	3,158,588
National Bank of Canada	30,900	2,060,885
Societe Generale SA	111,401	2,916,230
Standard Chartered PLC	115,600	2,306,333
Sumitomo Mitsui Financial Group, Inc.	81,000	2,282,221
Toronto-Dominion Bank (The)	10,300	733,159
Turkiye Garanti Bankasi AS	322,800	1,249,171
Turkiye Is Bankasi–Class C	354,900	911,687
US Bancorp	265,000	6,238,100
Wells Fargo & Co.(b)	339,000	8,176,680

		62,189,742

Diversified Financial Services–2.4%
Citigroup, Inc.	624,428	15,997,845
IG Group Holdings PLC	73,120	506,729
ING Groep NV(a)	617,300	4,354,343
JPMorgan Chase & Co.(b)	1,083,400	32,632,008
Moody’s Corp.	253,600	7,722,120
ORIX Corp.	22,540	1,769,106

		62,982,151

Insurance–1.0%
Admiral Group PLC	204,340	4,008,469
Aegon NV(a)	113,400	459,653
AIA Group Ltd.	970,000	2,759,300
Allianz SE	47,500	4,452,137
Aviva PLC	344,200	1,618,729
Company	Shares	U.S. $ Value

Industrial Alliance Insurance & Financial Services, Inc.	51,212	$1,513,048
Muenchener Rueckversicherungs AG	24,000	2,980,721
Prudential PLC	158,800	1,363,781
Travelers Cos., Inc. (The)	167,100	8,142,783

		27,298,621

Real Estate Management & Development–0.3%
CB Richard Ellis Group, Inc.–Class A(a)	113,300	1,525,018
Evergrande Real Estate Group Ltd.	2,233,000	688,064
Hang Lung Group Ltd.	137,000	698,932
Hang Lung Properties Ltd.	1,345,000	4,044,567
Mitsui Fudosan Co., Ltd.	39,000	616,090
New World Development Ltd.	491,000	470,105
Wheelock & Co., Ltd.	12,000	35,505

		8,078,281

		174,683,737

Industrials–4.9%
Aerospace & Defense–1.3%
Goodrich Corp.	66,300	8,001,084
Northrop Grumman Corp.	243,800	12,716,608
Precision Castparts Corp.	59,100	9,187,686
United Technologies Corp.	45,600	3,208,416

		33,113,794

Air Freight & Logistics–0.8%
Kuehne & Nagel International AG	20,627	2,315,028
United Parcel Service, Inc.–Class B	295,600	18,667,140

		20,982,168

Airlines–0.2%
Cathay Pacific Airways Ltd.	313,000	514,817
Delta Air Lines, Inc.(a)	378,100	2,835,750
Deutsche Lufthansa (REG)	118,200	1,532,376

		4,882,943

Building Products–0.1%
Asahi Glass Co., Ltd.	255,000	2,489,622

Commercial Services & Supplies–0.1%
Aggreko PLC	32,111	808,044
Edenred	10,367	246,971
Serco Group PLC	259,374	2,051,883

		3,106,898

Construction & Engineering–0.1%
Bouygues SA	96,200	3,182,429

Electrical Equipment–0.3%
Rockwell Automation, Inc.	111,400	6,326,851
Sumitomo Electric Industries Ltd.	221,000	2,595,510

		8,922,361

Industrial Conglomerates–1.1%
Bidvest Group Ltd.	62,200	1,145,247
Cookson Group PLC	91,020	607,216
Danaher Corp.	445,400	18,680,076

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

General Electric Co.(b)	413,200	$6,297,168
Keppel Corp., Ltd.	318,400	1,867,178

		28,596,885

Machinery–0.2%
Ingersoll-Rand PLC	199,700	5,609,573

Professional Services–0.6%
Capita Group PLC (The)	774,400	8,481,757
Experian PLC	320,100	3,593,333
Intertek Group PLC	106,930	3,075,381
Randstad Holding NV	29,700	946,856

		16,097,327

Road & Rail–0.0%
Globaltrans Investment PLC (Sponsored GDR)(c)	37,570	516,587
Nippon Express Co., Ltd.	186,000	793,380

		1,309,967

Trading Companies & Distributors–0.1%
Mitsubishi Corp.	70,200	1,429,245
Mitsui & Co., Ltd.	71,500	1,035,697

		2,464,942

		130,758,909

Consumer Staples–4.9%
Beverages–0.7%
Anheuser-Busch InBev NV	148,150	7,863,673
Asahi Group Holdings Ltd.	90,400	1,915,518
Constellation Brands, Inc.–Class A(a)(b)	316,500	5,697,000
PepsiCo, Inc./NC	54,900	3,398,310

		18,874,501

Food & Staples Retailing–1.2%
BIM Birlesik Magazalar AS	19,800	545,053
Delhaize Group SA	27,448	1,604,587
Jeronimo Martins SGPS SA	78,700	1,229,010
Koninklijke Ahold NV	81,700	960,806
Kroger Co. (The)	615,700	13,520,772
Olam International Ltd.	4,558,183	7,767,410
Tesco PLC	954,700	5,592,227

		31,219,865

Food Products–1.1%
Bunge Ltd.	130,400	7,601,016
China Yurun Food Group Ltd.	754,000	804,163
General Mills, Inc.	245,000	9,425,150
Sara Lee Corp.	64,200	1,049,670
Smithfield Foods, Inc.(a)	172,200	3,357,900
Tyson Foods, Inc.–Class A(b)	357,800	6,211,408

		28,449,307

Household Products–0.3%
Procter & Gamble Co. (The)	131,100	8,282,898

Personal Products–0.0%
Hypermarcas SA	136,600	642,225

Company	Shares	U.S. $ Value

Tobacco–1.6%
Altria Group, Inc.(b)	443,900	$11,900,959
British American Tobacco PLC	237,912	10,045,907
Imperial Tobacco Group PLC	68,700	2,318,459
Japan Tobacco, Inc.	2,298	10,749,025
Lorillard, Inc.	61,900	6,852,330

		41,866,680

		129,335,476

Materials–3.7%
Chemicals–2.3%
Agrium, Inc. (Toronto)	27,600	1,837,103
Air Water, Inc.	28,000	346,090
DIC Corp.	208,000	377,852
Dow Chemical Co. (The)	284,025	6,379,202
Huabao International Holdings Ltd.	952,000	774,689
Israel Chemicals Ltd.	421,253	4,797,353
K&S AG	140,900	7,375,985
Koninklijke DSM NV	35,700	1,552,185
LyondellBasell Industries NV	195,600	4,778,508
Monsanto Co.	291,600	17,507,664
Potash Corp. of Saskatchewan, Inc.	301,463	13,029,231
Ube Industries Ltd./Japan	227,000	754,377

		59,510,239

Metals & Mining–1.4%
Agnico-Eagle Mines Ltd.	19,900	1,184,448
Alcoa, Inc.(b)	313,400	2,999,238
Centamin Egypt Ltd.(a)	341,200	496,955
Cliffs Natural Resources, Inc.	9,800	501,466
Dowa Holdings Co., Ltd.	62,000	345,050
Exxaro Resources Ltd.	45,710	958,041
JFE Holdings, Inc.	78,400	1,582,601
KGHM Polska Miedz SA	38,600	1,511,427
New Gold, Inc.(a)	111,200	1,148,186
Newcrest Mining Ltd.	190,400	6,275,802
Rio Tinto PLC	209,300	9,282,064
ThyssenKrupp AG	74,600	1,833,026
Vale SA (Sponsored ADR) (Local Preference Shares)	265,000	5,565,000
Vale SA (Sponsored ADR)–Class B	43,200	984,960
Xstrata PLC	185,891	2,347,373

		37,015,637

		96,525,876

Telecommunication Services–1.5%
Diversified Telecommunication Services–1.3%
AT&T, Inc.(b)	247,100	7,047,292
CenturyLink, Inc.(b)	459,300	15,212,016
Nippon Telegraph & Telephone Corp.	117,100	5,610,042
Telecom Italia SpA (ordinary shares)	3,476,500	3,777,249
Telenor ASA	73,200	1,128,979
Vivendi SA	92,108	1,875,311

		34,650,889

2011 Annual Report	25

Company	Shares	U.S. $ Value

Wireless Telecommunication Services–0.2%
Vodafone Group PLC	1,641,300	$4,230,088
Vodafone Group PLC (Sponsored ADR)	39,500	1,013,175

		5,243,263

		39,894,152

Utilities–0.8%
Electric Utilities–0.3%
E.ON AG	196,300	4,258,933
EDP–Energias de Portugal SA	448,600	1,381,682
NV Energy, Inc.	234,500	3,449,495

		9,090,110

Gas Utilities–0.1%
Gas Natural SDG SA	152,200	2,588,175

Multi-Utilities–0.4%
CMS Energy Corp.	175,500	3,473,145
DTE Energy Co.	128,100	6,279,462

		9,752,607

		21,430,892

Total Common Stocks (cost $1,658,534,880)		1,537,083,297

WARRANTS–0.9%
Financials–0.4%
Commercial Banks–0.1%
Hana Financial Group, Inc., Deutsche Bank AG London, expiring 11/18/19(a)(c)	42,080	1,247,184
Punjab National Bank Ltd., Merrill Lynch Intl & Co., expiring 7/07/15(a)(c)	20,700	401,984

		1,649,168

Consumer Finance–0.1%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(c)	199,200	2,488,884

Thrifts & Mortgage Finance–0.2%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(c)	494,500	6,449,912

		10,587,964

Industrials–0.4%
Construction & Engineering–0.2%
Larsen & Toubro Ltd., Deutsche Bank AG London, expiring 1/24/17(a)(c)	72,800	2,017,484
Larsen & Toubro Ltd., Merrill Lynch Intl & Co., expiring 5/18/15(a)(c)	39,100	1,083,567
Company	Shares	U.S. $ Value

Samsung Engineering Co., Ltd., Macquarie Bank Ltd., expiring 5/18/15(a)	20,720	$4,088,203

		7,189,254

Electrical Equipment–0.1%
Bharat Heavy Electricals Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(c)	49,200	1,643,497

Machinery–0.1%
Jain Irrigation Systems Ltd., Deutsche Bank AG London, expiring 5/21/18(a)(c)	151,855	472,831
Jain Irrigation Systems Ltd., Merrill Lynch Intl & Co., expiring 11/24/14(a)	344,507	1,072,691

		1,545,522

		10,378,273

Materials–0.1%
Metals & Mining–0.1%
HIindalco Industries Ltd., Credit Suisse, expiring 9/15/14(a)	36,080,000	966,583
Steel Authority of India Ltd., Merrill Lynch Intl & Co., expiring 3/25/14(a)(c)	206,775	443,843
Tata Steel Ltd., Merrill Lynch Intl & Co., expiring 12/23/14(a)(c)	35,900	304,173

		1,714,599

Consumer Discretionary–0.0%
Diversified Consumer Services–0.0%
Educomp Solutions Ltd., Deutsche Bank AG, expiring 8/10/17(a)(c)	107,434	522,591

Information Technology–0.0%
Semiconductors & Semiconductor Equipment–0.0%
Powertech Technology, Inc., Deutsche Bank AG London, expiring 1/30/17(a)(c)	237,930	515,714

Total Warrants (cost $29,501,739)		23,719,141

INVESTMENT COMPANIES–0.4%
Funds and Investment Trusts–0.4%
iShares MSCI EAFE Index Fund	175,300	8,370,575
iShares MSCI Emerging Markets Index Fund	64,900	2,276,043

Total Investment Companies (cost $11,240,442)		10,646,618

26	Sanford C. Bernstein Fund, Inc.

Company	Principal Amount (000)	U.S. $ Value

GOVERNMENTS—TREASURIES–0.0%
United States–0.0%
U.S. Treasury Notes 0.875%, 1/31/12 (cost $1,002,629)	$1,000	$1,002,695

	Shares
RIGHTS–0.0%

Financials–0.0%
Commercial Banks–0.0%
Banco Bilbao Vizcaya Argentaria SA(a) (cost $36,007)	238,700	35,178

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–36.2%
Investment Companies–36.2%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.08%(d) (cost $957,399,112)	957,399,112	$957,399,112

Total Investments—95.6% (cost $2,657,714,809)		2,529,886,041

Other assets less liabilities—4.4%		117,365,707

Net Assets—100.0%		$2,647,251,748

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,564	December 2011	$344,889,063	$344,397,689	$(491,374)
U.S. T-Note 5 Yr Futures	2,295	December 2011	281,408,464	281,101,641	(306,823)
U.S. T-Note 10 Yr Futures	8,058	December 2011	1,046,487,663	1,048,295,438	1,807,775
U.S. T-Bond 30 Yr Futures	742	December 2011	101,674,586	105,827,750	4,153,164

Sold Contracts
ASX SPI 200 Index Futures	189	December 2011	18,733,102	18,289,532	443,570
Euro Stoxx 50 Index Futures	2,690	December 2011	72,860,130	77,700,668	(4,840,538)
FTSE 100 Index Futures	526	December 2011	42,293,612	41,754,560	539,052
Hang Seng Index Futures	65	October 2011	7,451,662	7,270,077	181,585
MSCI EAFE EMini Index Futures	928	December 2011	64,601,061	62,482,240	2,118,821
MSCI Emerging Market EMini Futures	1,912	December 2011	91,670,434	80,332,680	11,337,754
S&P 500 E Mini Index Futures	16,401	December 2011	944,159,507	923,376,300	20,783,207
S&P TSE 60 Index Futures	233	December 2011	31,278,877	29,559,138	1,719,739
Topix Index Futures	451	December 2011	43,498,539	44,293,077	(794,538)

					$36,651,394

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Bank of America N.A.:
Australian Dollar	Settling 11/15/11	2,829	$2,920,943	$2,723,711	$(197,232)
Australian Dollar	Settling 11/15/11	5,082	5,374,723	4,892,859	(481,864)
Great British Pound	Settling 11/15/11	3,530	5,571,399	5,502,426	(68,973)
Swiss Franc	Settling 11/15/11	2,802	3,191,271	3,093,850	(97,421)
Barclays Bank PLC Wholesale:
Canadian Dollar	Settling 11/15/11	4,249	4,277,617	4,050,698	(226,919)
Norwegian Krone	Settling 11/15/11	85,965	15,607,582	14,614,501	(993,081)

2011 Annual Report	27

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

BNP Paribas SA:
Australian Dollar	Settling 11/15/11	2,966	$3,143,628	$2,855,612	$(288,016)
Canadian Imperial Bank of Commerce:
Canadian Dollar	Settling 11/15/11	15,040	15,126,980	14,338,079	(788,901)
Swiss Franc	Settling 11/15/11	2,110	2,900,344	2,329,773	(570,571)
Swiss Franc	Settling 11/15/11	18,391	21,930,860	20,306,564	(1,624,296)
Citibank N.A.:
Canadian Dollar	Settling 11/15/11	2,359	2,384,129	2,248,905	(135,224)
Great British Pound	Settling 11/15/11	12,439	20,125,804	19,389,427	(736,377)
Japanese Yen	Settling 11/15/11	450,548	5,877,999	5,844,809	(33,190)
Swiss Franc	Settling 11/15/11	4,384	5,351,380	4,840,628	(510,752)
Credit Suisse London Branch (GFX):
Euro	Settling 11/15/11	4,488	6,355,906	6,011,199	(344,707)
Great British Pound	Settling 11/15/11	4,439	7,272,414	6,919,340	(353,074)
Japanese Yen	Settling 11/15/11	1,411,134	17,872,636	18,306,169	433,533
Swiss Franc	Settling 11/15/11	1,838	2,421,544	2,029,442	(392,102)
Swiss Franc	Settling 11/15/11	7,998	10,537,272	8,831,053	(1,706,219)
Deutsche Bank AG London:
Euro	Settling 11/15/11	5,878	8,355,283	7,872,956	(482,327)
Euro	Settling 11/15/11	7,041	10,044,691	9,430,672	(614,019)
Japanese Yen	Settling 11/15/11	710,333	9,045,141	9,214,912	169,771
New Zealand Dollar	Settling 11/15/11	3,621	3,108,817	2,752,324	(356,493)
Goldman Sachs International:
Great British Pound	Settling 11/15/11	10,996	17,743,036	17,140,136	(602,900)
HSBC Bank USA:
Canadian Dollar	Settling 11/15/11	1,517	1,527,033	1,446,202	(80,831)
Great British Pound	Settling 11/15/11	1,811	2,813,932	2,822,916	8,984
Great British Pound	Settling 11/15/11	349	569,732	544,008	(25,724)
Japanese Yen	Settling 11/15/11	599,372	7,804,628	7,775,452	(29,176)
Japanese Yen	Settling 11/15/11	799,200	10,460,870	10,367,754	(93,116)
New Zealand Dollar	Settling 11/15/11	14,028	11,556,898	10,662,689	(894,209)
Morgan Stanley and Co., Inc.:
Australian Dollar	Settling 11/15/11	1,642	1,677,796	1,580,889	(96,907)
Australian Dollar	Settling 11/15/11	19,979	20,414,542	19,235,425	(1,179,117)
Royal Bank of Canada:
Norwegian Krone	Settling 11/15/11	11,235	1,980,154	1,910,009	(70,145)
Swedish Krona	Settling 11/15/11	15,331	2,282,894	2,229,616	(53,278)
Standard Chartered Bank:
Swiss Franc	Settling 11/15/11	4,241	5,203,011	4,682,733	(520,278)
UBS AG:
Swedish Krona	Settling 11/15/11	130,362	19,975,789	18,958,789	(1,017,000)
Sale Contracts
Bank of America N.A.:
Euro	Settling 11/15/11	146,021	205,752,350	195,579,609	10,172,741
Euro	Settling 11/15/11	54,533	74,580,421	73,041,157	1,539,264

28	Sanford C. Bernstein Fund, Inc.

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC Wholesale:
Canadian Dollar	Settling 11/15/11	2,122	$2,156,942	$2,022,966	$133,976
Great British Pound	Settling 11/15/11	3,732	5,967,655	5,817,296	150,359
Japanese Yen	Settling 11/15/11	200,867	2,598,942	2,605,781	(6,839)
New Zealand Dollar	Settling 11/15/11	1,802	1,478,937	1,369,701	109,236
Citibank N.A.:
Canadian Dollar	Settling 11/15/11	16,557	16,733,370	15,784,281	949,089
Euro	Settling 11/15/11	5,935	8,461,274	7,949,301	511,973
Credit Suisse London Branch (GFX):
Swiss Franc	Settling 11/15/11	11,868	15,706,515	13,104,143	2,602,372
Deutsche Bank AG London:
Euro	Settling 11/15/11	7,115	10,150,259	9,529,786	620,473
Norwegian Krone	Settling 11/15/11	13,598	2,443,223	2,311,732	131,491
HSBC Bank USA:
Euro	Settling 11/15/11	7,179	10,202,723	9,615,507	587,216
Great British Pound	Settling 11/15/11	33,368	54,472,259	52,012,737	2,459,522
New Zealand Dollar	Settling 11/15/11	2,602	2,148,081	1,977,781	170,300
Swiss Franc	Settling 11/15/11	8,902	10,156,883	9,829,212	327,671
Morgan Stanley and Co., Inc.:
Australian Dollar	Settling 11/15/11	4,798	4,863,253	4,619,429	243,824
Royal Bank of Canada:
Euro	Settling 11/15/11	61,733	83,274,916	82,684,792	590,124
Euro	Settling 11/15/11	2,894	4,188,877	3,876,206	312,671
Royal Bank of Scotland PLC:
Euro	Settling 11/15/11	5,554	8,009,923	7,438,992	570,931
Euro	Settling 11/15/11	2,187	3,154,507	2,929,254	225,253
Swedish Krona	Settling 11/15/11	44,624	6,753,671	6,489,752	263,919
Standard Chartered Bank:
Japanese Yen	Settling 11/15/11	198,972	2,599,548	2,581,197	18,351
UBS AG:
Euro	Settling 11/15/11	15,455	21,925,699	20,700,329	1,225,370

					$8,857,136

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $171,702,196.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the aggregate market value of these securities amounted to $18,677,631 or 0.7% of net assets.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

BDR—Brazilian Depositary Receipt

GDR—Global Depositary Receipt

REG—Registered Shares

See notes to financial statements.

2011 Annual Report	29

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

September 30, 2011

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–50.2%
Austria–1.3%
Austria Government Bond 4.00%, 9/15/16(a)	EUR	2,840	$4,178,149
4.35%, 3/15/19(a)		5,055	7,633,212

			11,811,361

Canada–3.0%
Canadian Government Bond 2.00%, 12/01/14	CAD	6,210	6,091,122
3.50%, 6/01/20		11,380	12,104,675
4.00%, 6/01/17		9,113	9,856,024

			28,051,821

Denmark–0.2%
Denmark Government Bond 4.00%, 11/15/15	DKK	8,734	1,754,500

Finland–1.8%
Finland Government Bond 3.875%, 9/15/17	EUR	11,023	16,448,668

France–3.4%
France Government Bond OAT 3.50%, 4/25/15		205	294,239
3.75%, 4/25/21–4/25/21		7,914	11,679,454
4.00%, 4/25/18		4,371	6,535,934
5.00%, 10/25/16		4,219	6,516,629
5.75%, 10/25/32		1,202	2,177,877
8.50%, 4/25/23		2,327	4,854,550

			32,058,683

Germany–4.2%
Bundesrepublik Deutschland 3.00%, 7/04/20		3,843	5,673,925
Series 05 3.50%, 1/04/16		4,557	6,736,522
4.00%, 1/04/37		4,942	8,219,165
Series 06 3.75%, 1/04/17		12,056	18,225,459

			38,855,071

Japan–9.9%
Japan Government Ten Year Bond Series 288 1.70%, 9/20/17	JPY	2,557,800	35,547,998
Series 296 1.50%, 9/20/18		1,345,750	18,510,579
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		585,300	8,115,325
Series 128 1.90%, 6/20/31		410,950	5,460,856
	Principal Amount (000)		U.S. $ Value

Series 48 2.50%, 12/21/20	JPY	305,700	$4,510,615
Series 76 1.90%, 3/20/25		1,432,500	19,800,791

			91,946,164

Mexico–0.7%
Mexican Bonos Series M 10 8.50%, 12/13/18	MXN	74,602	6,171,383

Netherlands–3.1%
Netherlands Government Bond 2.75%, 1/15/15	EUR	2,185	3,079,283
3.75%, 1/15/23		2,604	3,951,207
4.50%, 7/15/17		5,312	8,191,380
7.50%, 1/15/23		6,567	13,230,551

			28,452,421

New Zealand–1.5%
New Zealand Government Bond Series 415 6.00%, 4/15/15	NZD	16,851	13,965,026

Norway–0.3%
Norway Government Bond 4.25%, 5/19/17	NOK	14,102	2,689,886

South Africa–1.0%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	55,039	6,959,688
Series R206 7.50%, 1/15/14		16,295	2,067,936

			9,027,624

United Kingdom–11.5%
United Kingdom Gilt 2.75%, 1/22/15	GBP	5,129	8,465,499
3.75%, 9/07/19		24,805	43,459,190
4.00%, 3/07/22–3/07/22		21,268	37,484,532
4.50%, 3/07/19		1,577	2,895,064
4.75%, 12/07/30		3,729	7,074,419
5.00%, 3/07/25		1,416	2,753,956
8.75%, 8/25/17		2,172	4,750,632

			106,883,292

United States–8.3%
U.S. Treasury Bonds 4.75%, 2/15/37	U.S.$	5,230	7,024,544
6.125%, 8/15/29–8/15/29		7,164	10,701,170
U.S. Treasury Notes 1.00%, 8/31/16		6,675	6,691,687
2.125%, 2/29/16		3,184	3,366,583
3.75%, 11/15/18		6,627	7,666,094
4.50%, 2/15/16–2/15/16		18,464	21,350,002
4.50%, 5/15/17		16,768	19,879,252

			76,679,332

Total Governments—Treasuries (cost $445,777,330)			464,795,232

30	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)				U.S. $ Value

GOVERNMENTS—SOVEREIGN AGENCIES–5.4%
Australia–0.3%
Suncorp-Metway Ltd. 4.00%, 1/16/14	GBP		1,671		$2,765,833

Canada–1.0%
Canada Housing Trust No 1 2.75%, 9/15/14(a)	CAD		2,440		2,427,869
3.35%, 12/15/20(a)			4,155		4,210,828
4.10%, 12/15/18(a)			2,340		2,509,153

					9,147,850

Germany–0.5%
Kreditanstalt fuer Wiederaufbau 2.05%, 2/16/26	JPY		328,000		4,528,190

Japan–1.7%
Development Bank of Japan 2.30%, 3/19/26			290,000		4,156,524
Japan Finance Organization for Municipalities 2.00%, 5/09/16			860,000		11,939,661

					16,096,185

Netherlands–1.0%
Fortis Bank Nederland NV 3.375%, 5/19/14	EUR		1,419		1,994,750
NIBC Bank NV 3.50%, 4/07/14			3,481		4,895,752
SNS Bank NV 3.50%, 3/10/14			2,068		2,903,134

					9,793,636

United Kingdom–0.9%
Network Rail Infrastructure Finance PLC 4.40%, 3/06/16	CAD		2,760		2,860,666
4.875%, 11/27/15	GBP		1,782		3,168,533
Yorkshire Building Society 2.00%, 3/30/12			1,316		2,061,646

					8,090,845

Total Governments—Sovereign Agencies (cost $45,783,791)					50,422,539

	Shares

COMMON STOCKS–3.3%
Equity:Other–1.3%
Diversified/Specialty–1.1%
BioMed Realty Trust, Inc.			27,300		452,361
British Land Co. PLC			71,682		528,000
Cheung Kong Holdings Ltd.			14,000		152,212
Coresite Realty Corp.			6,633		95,183
Dexus Property Group			527,013		415,400
Digital Realty Trust, Inc.			10,550		581,938
Dundee International Real Estate Investment Trust			8,260		76,460
Dundee Real Estate Investment Trust			10,676		323,673

Evergrande Real Estate Group Ltd.		339,000		$104,457
Fonciere Des Regions		3,900		272,051
Forest City Enterprises, Inc.(b)		13,187		140,573
H&R Real Estate Investment Trust		11,646		233,053
Hysan Development Co., Ltd.		85,099		254,574
Kerry Properties Ltd.		109,500		349,507
Land Securities Group PLC		3,229		32,092
Lend Lease Group		29,299		196,772
Mitsubishi Estate Co., Ltd.		7,000		113,544
Mitsui Fudosan Co., Ltd.		81,000		1,279,572
New World Development Ltd.		182,000		174,255
Overseas Union Enterprise Ltd.		72,000		117,341
Soho China Ltd.		529,500		334,302
Sumitomo Realty & Development Co., Ltd.		18,000		346,015
Sun Hung Kai Properties Ltd.		104,000		1,193,089
Sunac China Holdings Ltd.(b)		312,400		55,736
Telecity Group PLC(b)		48,647		419,718
Unibail-Rodamco SE		6,750		1,204,448
UOL Group Ltd.		71,912		226,643
Wharf Holdings Ltd.		45,000		222,586
Wheelock & Co., Ltd.		57,000		168,647

				10,064,202

Health Care–0.2%
Chartwell Seniors Housing Real Estate Investment Trust		40,200		289,636
Health Care REIT, Inc.		12,067		564,736
National Health Investors, Inc.		9,396		395,853
Ventas, Inc.		12,900		637,260

				1,887,485

Triple Net–0.0%
Entertainment Properties Trust		4,950		192,951
National Retail Properties, Inc.		4,900		133,348

				326,299

				12,277,986

Retail–0.7%
Regional Mall–0.4%
BR Malls Participacoes SA		19,800		202,291
CapitaMall Trust		118,000		163,640
CFS Retail Property Trust		47,049		78,952
General Growth Properties, Inc.		32,500		393,250
Glimcher Realty Trust		34,879		246,943
Multiplan Empreendimentos Imobiliarios SA		7,700		142,718
Simon Property Group, Inc.		16,550		1,820,169
Westfield Group		110,900		822,401

				3,870,364

Shopping Center/Other Retail–0.3%
Federal Realty Investment Trust		2,550		210,146
Hammerson PLC		42,500		248,815
Klepierre		11,300		316,754
Link REIT (The)		144,324		455,055
Primaris Retail Real Estate Investment Trust		12,600		246,493
Retail Opportunity Investments Corp.		19,000		210,520

2011 Annual Report	31

	Shares			U.S. $ Value

RioCan Real Estate Investment Trust (Toronto)		16,681		$413,881
Weingarten Realty Investors		14,196		300,529
Westfield Retail Trust		68,900		160,349

				2,562,542

				6,432,906

Residential–0.6%
Manufactured Homes–0.0%
Equity Lifestyle Properties, Inc.		1,062		66,587

Multi-Family–0.4%
BRE Properties, Inc.		3,650		154,541
Camden Property Trust		5,700		314,982
Canadian Apartment Properties REIT		11,900		239,612
Colonial Properties Trust		13,200		239,712
Essex Property Trust, Inc.		3,300		396,132
GSW Immobilien AG(b)		7,070		201,281
Home Properties, Inc.		7,091		402,485
KWG Property Holding Ltd.		72,500		26,787
Mid-America Apartment Communities, Inc.		6,050		364,331
PDG Realty SA Empreendimentos e Participacoes		28,700		93,568
Post Properties, Inc.		6,600		229,284
Rossi Residencial SA		46,800		218,537
Stockland		112,009		311,775
Wing Tai Holdings Ltd.		35,000		32,428

				3,225,455

Self Storage–0.2%
Big Yellow Group PLC		77,830		288,654
CubeSmart		6,020		51,351
Extra Space Storage, Inc.		20,500		381,915
Public Storage		7,250		807,287
Sovran Self Storage, Inc.		1,198		44,530

				1,573,737

Student Housing–0.0%
American Campus Communities, Inc.		6,700		249,307

				5,115,086

Office–0.4%
Office–0.4%
Beni Stabili SpA		181,264		95,437
Boston Properties, Inc.		7,921		705,761
Castellum AB		21,632		263,585
Cominar Real Estate Investment Trust		15,948		327,056
Corporate Office Properties Trust		179		3,899
Douglas Emmett, Inc.		29,000		495,900
Duke Realty Corp.		39,300		412,650
Great Portland Estates PLC		67,500		355,678
Hongkong Land Holdings Ltd.		75,000		332,294
Kilroy Realty Corp.		6,379		199,663
Liberty Property Trust		8,100		235,791
Norwegian Property ASA		37,590		50,069

SL Green Realty Corp.			4,988		$290,052

					3,767,835

Lodging–0.2%
Lodging–0.2%
Ashford Hospitality Trust, Inc.			35,770		251,106
Great Eagle Holdings Ltd.			113,000		244,118
Hyatt Hotels Corp.(b)			7,400		232,138
InnVest Real Estate Investment Trust			47,900		197,469
Intercontinental Hotels Group PLC			26,300		426,472
Kosmopolito Hotels International Ltd.			256,000		32,359
Pebblebrook Hotel Trust			4,600		71,990
RLJ Lodging Trust			13,147		167,887
Wyndham Worldwide Corp.			8,500		242,335

					1,865,874

Industrials–0.1%
Industrial Warehouse Distribution–0.1%
Ascendas Real Estate Investment Trust			156,000		240,557
EastGroup Properties, Inc.			2,100		80,094
Global Logistic Properties Ltd.(b)			125,000		156,753
ProLogis, Inc.			16,322		395,809

					873,213

Mixed Office Industrial–0.0%
Goodman Group			858,800		470,528

					1,343,741

Financials–0.0%
Real Estate Management & Development–0.0%
CapitaLand Ltd.			120,000		223,897

Total Common Stocks (cost $33,997,570)					31,027,325

	Principal Amount (000)

MORTGAGE PASS-THROUGH’S–3.3%
Agency Fixed Rate 30-Year–3.3%
Federal National Mortgage Association 6.00%, 9/01/39–9/01/39 (cost $30,906,856)	U.S.$		28,127		30,877,190

CORPORATES—INVESTMENT GRADES*–2.8%
Industrial–1.7%
Basic–0.0%
EI du Pont de Nemours & Co. 3.25%, 1/15/15			250		266,022

Capital Goods–0.2%
General Dynamics Corp. 3.875%, 7/15/21			1,525		1,657,789

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Communications—Telecommunications–0.3%
AT&T, Inc. 4.45%, 5/15/21	U.S.$	697	$747,793
5.60%, 5/15/18		235	271,721
Verizon Communications, Inc. 4.60%, 4/01/21		1,354	1,496,630
5.25%, 4/15/13		230	244,515

			2,760,659

Consumer Cyclical—Automotive–0.1%
American Honda Finance Corp.
6.25%, 7/16/13	EUR	50	71,832
Toyota Motor Credit Corp. 1.375%, 8/12/13	U.S.$	855	861,592
6.625%, 2/03/16	EUR	70	109,088

			1,042,512

Consumer Cyclical—Entertainment–0.2%
Walt Disney Co. (The) 2.75%, 8/16/21	U.S.$	1,625	1,605,848

Consumer Cyclical—Retailers–0.2%
Wal-Mart Stores, Inc. 4.25%, 4/15/21		1,435	1,606,923

Consumer Non-Cyclical–0.3%
Abbott Laboratories 4.125%, 5/27/20		460	509,177
Baxter International, Inc. 4.25%, 3/15/20		257	280,222
GlaxoSmithKline Capital, Inc. 4.375%, 4/15/14		235	255,129
Kimberly-Clark Corp. 3.875%, 3/01/21		1,285	1,411,130
Novartis Capital Corp. 2.90%, 4/24/15		255	269,868
Roche Holdings, Inc. 5.50%, 3/04/15	GBP	65	113,038

			2,838,564

Energy–0.2%
ConocoPhillips 4.60%, 1/15/15	U.S.$	235	257,436
Schlumberger Finance BV 5.25%, 9/05/13	EUR	185	263,474
Schlumberger Norge AS 4.20%, 1/15/21(a)	U.S.$	745	799,536
Schlumberger Oilfield UK PLC 4.20%, 1/15/21(a)		506	543,041
Shell International Finance BV 3.25%, 9/22/15		250	266,596

			2,130,083

Technology–0.2%
Hewlett-Packard Co. 2.95%, 8/15/12		105	106,504

Oracle Corp. 5.75%, 4/15/18	U.S.$	230	$274,030
SAIC, Inc. 4.45%, 12/01/20(a)		1,200	1,300,535

			1,681,069

			15,589,469

Financial Institutions–0.8%
Banking–0.8%
Abbey National Treasury Services PLC 2.875%, 4/25/14		1,456	1,372,015
Bank of America Corp. 4.75%, 5/23/17	EUR	200	192,381
Series L 5.65%, 5/01/18	U.S.$	245	232,636
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		240	251,190
Citigroup, Inc. 5.50%, 4/11/13		240	247,014
ING Bank NV 3.00%, 9/01/15(a)		990	964,009
JPMorgan Chase & Co. 3.15%, 7/05/16		915	909,058
4.375%, 1/30/14	EUR	100	137,201
JPMorgan Chase Bank NA 4.625%, 5/31/17		200	235,897
Macquarie Group Ltd. 4.875%, 8/10/17(a)	U.S.$	755	744,320
Standard Chartered PLC 3.85%, 4/27/15(a)		125	128,049
Union Bank NA 3.00%, 6/06/16		1,500	1,495,123
Wachovia Corp. 5.50%, 5/01/13		95	100,952
Wells Fargo & Co. 5.00%, 11/15/14		240	252,048
Westpac Banking Corp. 4.25%, 1/25/12	EUR	200	270,190
6.50%, 6/24/13		100	143,470

			7,675,553

Non Corporate Sectors–0.2%
Agencies—Not Government Guaranteed–0.2%
Korea Development Bank 3.25%, 3/09/16	U.S.$	1,229	1,184,750
MDC-GMTN B.V. 5.50%, 4/20/21(a)		594	619,830

			1,804,580

2011 Annual Report	33

	Principal Amount (000)		U.S. $ Value

Utility–0.1%
Electric–0.1%
Southern California Edison Co. 3.875%, 6/01/21	U.S.$	632	$684,766

Total Corporates—Investment Grades (cost $24,897,742)			25,754,368

INFLATION-LINKED SECURITIES–2.7%
Sweden–0.7%
Sweden Government Bond Series 3105 3.50%, 12/01/15	SEK	33,635	6,779,354

United States–2.0%
U.S. Treasury Inflation Index 2.50%, 7/15/16	U.S.$	15,884	18,255,265

Total Inflation-Linked Securities (cost $25,585,230)			25,034,619

AGENCIES–1.6%
Agency Debentures–1.6%
Federal National Mortgage Association 5.375%, 6/12/17		690	836,795
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		16,539	13,691,513

Total Agencies (cost $12,536,137)			14,528,308

SUPRANATIONALS–0.9%
European Investment Bank 2.15%, 1/18/27	JPY	566,500	7,903,935
4.375%, 4/15/13	EUR	95	133,345

Total Supranationals (cost $6,360,981)			8,037,280

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.8%
Canada–0.8%
Province of British Columbia Canada 3.25%, 12/18/21	CAD	3,237	$3,125,022
Province of Manitoba Canada 3.85%, 12/01/21		2,950	2,984,063
Province of Ontario Canada 4.25%, 12/11/13	EUR	350	496,523
Province of Quebec Canada 4.25%, 2/27/13		350	486,489

Total Local Governments—Provincial Bonds (cost $7,293,132)			7,092,097

		Shares
INVESTMENT COMPANIES–0.4%
Funds and Investment Trusts–0.4%
Vanguard MSCI Emerging Markets ETF (cost $4,542,827)		105,100	3,772,039

SHORT-TERM INVESTMENTS–26.1%
Investment Companies–26.1%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.08%(c) (cost $241,352,706)		241,352,706	241,352,706

Total Investments—97.5% (cost $879,034,302)			902,693,703

Other assets less liabilities—2.5%			23,322,983

Net Assets—100.0%			$926,016,686

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
10YR Japan Govt Bond Futures	8	December 2011	$14,805,203	$14,752,237	$(52,966)
ASX SPI 200 Index Futures	8	December 2011	793,536	774,160	(19,376)
EURO STOXX 50	160	December 2011	4,376,053	4,621,601	245,548
FTSE 100 Index Futures	27	December 2011	2,172,816	2,143,295	(29,521)
German Euro Bobl Futures	49	December 2011	7,950,684	8,017,559	66,875
German Euro Bund Futures	8	December 2011	1,434,190	1,462,900	28,710
German Euro Buxl Futures	8	December 2011	1,270,579	1,323,030	52,451
Govt of Canada Bond 10 Yr Futures	1	December 2011	124,785	126,835	2,050
Hang Seng Index Futures	6	October 2011	688,975	671,084	(17,891)
JGB Mini 10 Yr Futures	27	December 2011	4,993,269	4,979,230	(14,039)

34	Sanford C. Bernstein Fund, Inc.

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

MSCI EAFE Mini Index Futures	14	December 2011	$983,917	$942,620	$(41,297)
S&P 500 E-Mini Index Future	1,496	December 2011	86,506,443	84,224,800	(2,281,643)
S&P TSE 60 Index Futures	9	December 2011	1,210,703	1,141,769	(68,934)
Topix Index Futures	26	December 2011	2,496,703	2,553,481	56,778
U.S. T-Bond 30 Yr Futures	44	December 2011	6,080,687	6,275,500	194,813
U.S. T-Note 10 Yr Futures	328	December 2011	42,567,326	42,670,750	103,424
U.S. T-Note 2 Yr Futures	68	December 2011	14,995,177	14,973,813	(21,364)
UK Long Gilt Bond Futures	9	December 2011	1,793,338	1,824,358	31,020
Ultra Long U.S. T-Bond Futures	44	December 2011	6,437,736	6,979,500	541,764

Sold Contracts
U.S. T-Note 5 Yr Futures	18	December 2011	2,205,728	2,204,719	1,009

					$(1,222,589)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Bank of America N.A.:
Australian Dollar	Settling 11/15/11	982	$1,013,915	$945,452	$(68,463)
Canadian Dollar	Settling 11/15/11	1,096	1,110,233	1,044,849	(65,384)
Great British Pound	Settling 11/15/11	1,166	1,840,298	1,817,516	(22,782)
Japanese Yen	Settling 11/15/11	113,282	1,475,161	1,469,570	(5,591)
Barclays Bank PLC Wholesale:
Japanese Yen	Settling 11/15/11	75,637	952,175	981,213	29,038
Japanese Yen	Settling 12/15/11	91,242	1,181,307	1,184,205	2,898
Japanese Yen	Settling 12/15/11	45,043	586,964	584,601	(2,363)
BNP Paribas SA:
Australian Dollar	Settling 12/15/11	521	547,784	499,852	(47,932)
Great British Pound	Settling 11/15/11	888	1,409,846	1,384,180	(25,666)
Citibank N.A.:
Canadian Dollar	Settling 11/15/11	3,329	3,364,462	3,173,635	(190,827)
Credit Suisse London Branch (GFX):
Swiss Franc	Settling 11/15/11	1,447	1,906,405	1,597,716	(308,689)
Deutsche Bank AG London:
Euro	Settling 11/15/11	936	1,330,477	1,253,672	(76,805)
Euro	Settling 11/15/11	1,479	2,109,941	1,980,963	(128,978)
HSBC BankUSA:
Great British Pound	Settling 11/15/11	2,237	3,651,835	3,486,948	(164,887)
Swedish Krona	Settling 12/15/11	4,169	650,187	605,469	(44,718)
Swiss Franc	Settling 11/15/11	860	952,487	949,576	(2,911)
Royal Bank of Scotland PLC:
Australian Dollar	Settling 11/15/11	1,205	1,255,490	1,160,153	(95,337)
Euro	Settling 11/15/11	753	1,085,969	1,008,563	(77,406)
Euro	Settling 12/15/11	552	793,831	739,299	(54,532)
Great British Pound	Settling 11/15/11	1,313	2,164,953	2,046,653	(118,300)
Japanese Yen	Settling 11/15/11	227,854	2,975,761	2,955,874	(19,887)

2011 Annual Report	35

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Norwegian Krone	Settling 12/15/11	2,137	$395,338	$362,775	$(32,563)
Swiss Franc	Settling 11/15/11	712	904,184	786,160	(118,024)
Societe Generale:
Japanese Yen	Settling 11/15/11	201,602	2,601,283	2,615,316	14,033
State Street Bank and Trust Co.:
Australian Dollar	Settling 11/15/11	1,025	1,031,837	986,852	(44,985)
Australian Dollar	Settling 11/15/11	1,311	1,379,788	1,262,207	(117,581)
Australian Dollar	Settling 12/15/11	173	175,631	165,978	(9,653)
Canadian Dollar	Settling 10/21/11	2,132	2,060,505	2,033,432	(27,073)
Canadian Dollar	Settling 11/15/11	984	991,206	938,076	(53,130)
Euro	Settling 10/17/11	623	848,113	834,765	(13,348)
Great British Pound	Settling 10/07/11	5,441	8,446,008	8,485,100	39,092
Great British Pound	Settling 10/07/11	736	1,150,185	1,147,965	(2,220)
Great British Pound	Settling 10/07/11	95	154,707	148,177	(6,530)
Great British Pound	Settling 12/15/11	71	112,083	110,640	(1,443)
Japanese Yen	Settling 11/15/11	87,840	1,083,963	1,139,519	55,556
Japanese Yen	Settling 12/15/11	25,978	331,754	337,161	5,407
Mexican Peso	Settling 10/19/11	3,600	287,453	259,169	(28,284)
Mexican Peso	Settling 10/19/11	11,015	851,274	793,089	(58,185)
Mexican Peso	Settling 10/19/11	9,358	738,125	673,783	(64,342)
South African Rand	Settling 10/20/11	2,270	288,600	280,516	(8,084)
Westpac Banking Corp.:
New Zealand Dollar	Settling 12/15/11	693	575,159	525,636	(49,523)
Swiss Franc	Settling 12/15/11	472	545,677	521,508	(24,169)

Sale Contracts
Bank of America N.A.:
Euro	Settling 11/15/11	7,474	10,221,592	10,010,629	210,963
Barclays Bank PLC Wholesale:
Euro	Settling 12/15/11	768	1,086,558	1,028,590	57,968
BNP Paribas SA:
Great British Pound	Settling 12/15/11	372	594,828	579,695	15,133
HSBC BankUSA:
Euro	Settling 11/15/11	939	1,334,497	1,257,689	76,808
Royal Bank of Canada:
Euro	Settling 11/15/11	9,325	12,578,987	12,489,846	89,141
Royal Bank of Scotland PLC:
Euro	Settling 11/15/11	16,366	23,068,532	21,920,518	1,148,014
Standard Chartered Bank:
Canadian Dollar	Settling 12/15/11	1,425	1,443,001	1,357,711	85,290
State Street Bank and Trust Co.:
Canadian Dollar	Settling 10/21/11	50,825	50,891,180	48,479,810	2,411,370
Canadian Dollar	Settling 12/15/11	142	142,991	135,295	7,696
Danish Krone	Settling 10/19/11	9,756	1,883,947	1,756,344	127,603
Euro	Settling 10/17/11	102,808	141,054,155	137,724,173	3,329,982
Great British Pound	Settling 10/07/11	55,860	91,048,927	87,105,451	3,943,476
Great British Pound	Settling 10/07/11	8,383	13,421,676	13,072,792	348,884
Great British Pound	Settling 10/07/11	8,350	13,206,651	13,020,483	186,168

36	Sanford C. Bernstein Fund, Inc.

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Great British Pound	Settling 10/07/11	5,483	$8,678,263	$8,549,173	$129,090
Great British Pound	Settling 10/07/11	886	1,435,267	1,381,486	53,781
Great British Pound	Settling 10/07/11	872	1,375,884	1,360,514	15,370
Japanese Yen	Settling 10/27/11	9,385,620	122,972,373	121,723,668	1,248,705
Japanese Yen	Settling 12/15/11	14,082	183,581	182,766	815
Mexican Peso	Settling 10/19/11	107,294	8,691,268	7,725,108	966,160
New Zealand Dollar	Settling 10/14/11	18,394	15,009,262	14,012,581	996,681
Norwegian Krone	Settling 10/19/11	14,157	2,589,635	2,410,008	179,627
South African Rand	Settling 10/20/11	73,912	10,358,080	9,132,212	1,225,868
Swedish Krona	Settling 10/19/11	47,375	7,365,748	6,899,250	466,498
Swiss Franc	Settling 12/15/11	70	80,266	77,342	2,924
Westpac Banking Corp.:
Euro	Settling 12/15/11	495	684,714	662,958	21,756

					$15,311,200

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	MSCI Daily TR Gross EAFE	54,248	0.28%	$21,014	4/16/12	Deutsche Bank AG	$(1,023,335)

Pay Total Return on Reference Index
Pay	FTSE EPRA/NAREIT Developed Real Estate Index	442	0.13%	1,200	9/17/12	Credit Suisse International	67,769
Pay	FTSE EPRA/NAREIT Developed Real Estate Index	284	0.13%	784	9/17/12	Deutsche Bank AG	56,251
Pay	FTSE EPRA/NAREIT Developed Real Estate Index	1,091	1.00%	3,011	9/17/12	Deutsche Bank AG	216,135
Pay	FTSE EPRA/NAREIT Developed Real Estate Index	2,554	0.23%	7,049	8/15/12	JPMorgan Chase Bank, N.A.	505,213
Pay	FTSE EPRA/NAREIT Developed Real Estate Index	909	1.00%	2,509	8/15/12	JPMorgan Chase Bank, N.A.	179,811
Pay	FTSE EPRA/NAREIT Developed Real Estate index	467	0.03%	1,289	7/16/12	UBS AG	92,378
Pay	FTSE EPRA/NAREIT Developed Real Estate Index	1,742	0.38%	4,808	7/16/12	UBS AG	345,397
Pay	FTSE EPRA/NAREIT Developed Real Estate Index	387	0.40%	1,068	9/17/12	UBS AG	76,740

							$516,359

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the aggregate market value of these securities amounted to $26,058,531 or 2.8% of net assets.
(b)	Non-income producing security.
(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
*	The determination of investment grade is unaudited

2011 Annual Report	37

Currency Abbreviations:

CAD—Canadian Dollar

DKK—Danish Krone

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

ZAR—South African Rand

Glossary:

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

See notes to financial statements.

38	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

September 30, 2011

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–67.1%
Long-Term Municipal Bonds–64.8%
Alabama–0.5%
Alabama Pub Sch & Clg Auth Series 2010A 5.00%, 5/01/19	$3,255	$3,910,101
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/24	3,650	4,018,249

		7,928,350

Arizona–2.9%
Phoenix AZ Civic Impt Corp. (Phoenix Az Civic Impt Airport) 5.00%, 7/01/24	5,305	5,799,055
Pima Cnty AZ Swr AGM 5.00%, 7/01/18-7/01/19	10,035	11,575,144
Salt River Proj Agric Impt & Pwr Dist AZ Series 2011A 5.00%, 12/01/24(a)	23,120	27,052,943

		44,427,142

Arkansas–0.8%
Arkansas GO (Arkansas Federal Hwy Grant) 4.00%, 8/01/12	12,275	12,653,807

California–3.6%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	15,815	16,922,841
Series 2010L 5.00%, 5/01/17	7,675	9,051,742
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	8,470	9,168,690
Series 2009A 5.25%, 7/01/21	7,255	8,522,303
California Statewide CDA (California General Fund Obl) 4.00%, 6/15/13	4,125	4,335,953
Series 2009 5.00%, 6/15/13	4,410	4,709,439
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009C-2 5.00%, 5/01/25	1,025	1,101,065
Series C 5.00%, 5/01/19	730	844,814

NPFGC-RE Series 2006 32F 5.25%, 5/01/18	$680	$797,171

		55,454,018

Colorado–1.8%
Denver CO City & Cnty Arpt (Denver Intl Airport)
5.25%, 11/15/18	13,135	15,014,487
5.50%, 11/15/19	4,375	5,024,688
Series 2010 A 5.00%, 11/15/23	300	335,334
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/20	2,875	3,072,311
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 7/15/20	2,000	2,038,280
5.125%, 1/15/23	2,000	1,999,000

		27,484,100

District of Columbia–0.7%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/17-10/01/18	9,895	11,231,164

Florida–8.0%
Broward Cnty FL Half-cent Sales Tax Series 2010A 5.00%, 10/01/18-10/01/20	8,235	9,522,481
Broward Cnty FL Sch Brd COP 5.00%, 7/01/20	7,250	7,999,142
Citizens Ppty Ins Corp. FL 5.25%, 6/01/17	2,855	3,150,807
Series 2010A 5.00%, 6/01/13-6/01/16	16,485	17,608,778
NPFGC Series A 5.00%, 3/01/15	80	86,434
Florida Brd of Ed Lottery 4.00%, 7/01/12	12,410	12,734,521
5.00%, 7/01/13	12,825	13,799,572
Series 2010 C 5.00%, 7/01/16	300	346,215
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	5,430	6,030,341
Florida St (Florida GO) Series 2011B 5.00%, 6/01/13	2,665	2,865,221
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010 B 5.00%, 10/01/13	1,535	1,643,018
Jacksonville FL Elec Auth Series 2011-23 5.00%, 10/01/13(a)	2,835	3,083,034
Jacksonville FL Sales Tax 5.00%, 10/01/21	2,500	2,795,925

2011 Annual Report	39

	Principal Amount (000)	U.S. $ Value

Jacksonville FL Spl Rev Appropriation 5.00%, 10/01/18-10/01/19	$15,170	$17,820,932
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/26	2,470	2,624,449
AGM Series A 5.50%, 10/01/18-10/01/19	7,425	8,378,930
Miami-Dade Cnty FL Sch Brd COP Series 2011A 5.00%, 5/01/31	6,675	7,195,450
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(b)	1,775	1,789,360
Tampa Bay FL Wtr Util Sys FGIC 6.00%, 10/01/24 (Pre-refunded/ETM)	660	660,000
Tampa FL Solid Wst Sys 4.00%, 10/01/12	3,840	3,921,293
AGM 4.00%, 10/01/13	1,070	1,112,800

		125,168,703

Georgia–1.4%
Georgia Mun Elec Auth Series 2011A 5.00%, 1/01/20-1/01/21	8,880	10,238,618
Monroe Cnty GA Dev Auth (Oglethorpe Power Corp.) 2.50%, 1/01/38	11,845	12,035,586

		22,274,204

Hawaii–1.5%
Hawaii GO AGM Series 2002CY 5.75%, 2/01/13	1,875	2,006,625
Honolulu HI City & Cnty GO Series 2011A 5.00%, 8/01/24-8/01/26	8,040	9,396,251
Series 2011B 5.00%, 8/01/24-8/01/25	10,205	11,917,732

		23,320,608

Illinois–4.4%
Chicago IL GO Series 2009 C 5.00%, 1/01/23	1,785	1,911,182
NPFGC Series 2007C 5.00%, 1/01/19	3,915	4,261,986
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) Series 2010D 5.25%, 1/01/19	2,285	2,517,133
Series 2011A 5.00%, 1/01/18-1/01/19	6,670	7,444,197
Series 2011B 5.00%, 1/01/18-1/01/21	6,700	7,532,051

NPFGC Series 2005B 5.25%, 1/01/18	$2,450	$2,806,401
Chicago IL Transit Auth Fed Hwy Grant (Chicago Il Fed Hwy Grant) 5.00%, 6/01/21	4,685	5,000,816
Illinois Finance Auth (Greenfields of Geneva)
Series 2010C 6.25%, 2/15/16	1,645	1,645,263
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/20	1,730	1,515,359
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	2,055	2,050,623
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	1,765	1,768,954
Illinois GO Series 2007 B 5.00%, 1/01/13	805	843,720
Series 2010 5.00%, 1/01/18	160	179,139
AMBAC 5.00%, 11/01/15	6,905	7,803,617
NPFGC 5.375%, 4/01/16	3,540	4,017,900
Illinois Sales Tax 5.00%, 6/15/13-6/15/18	14,755	16,715,511

		68,013,852

Kansas–0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	2,125	1,269,156

Kentucky–0.1%
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) 4.00%, 11/01/13	1,830	1,953,232

Louisiana–0.7%
Orleans Parish LA Par SD GO AGM 5.00%, 9/01/17-9/01/19	9,705	11,228,109

Massachusetts–3.4%
Boston MA GO 4.00%, 4/01/13	2,825	2,978,002
Massachusetts Dev Fin Agy (Emerson College) Series 2010A 5.00%, 1/01/17-1/01/18	4,615	5,236,341
Massachusetts DOT Met Hwy Sys Series 2010B 5.00%, 1/01/18-1/01/20	7,985	9,110,680

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Massachusetts GO 5.25%, 1/01/17 (Pre-refunded/ETM)	$1,475	$1,562,364
Series 02C 5.25%, 11/01/30 (Pre-refunded/ETM)	1,640	1,725,198
Series 2002D 5.375%, 8/01/19 (Pre-refunded/ETM)	1,530	1,592,546
Series 2011A 5.00%, 4/01/25	8,750	10,115,438
AGM 5.25%, 11/01/30 (Pre-refunded/ETM)	3,290	3,460,916
Massachusetts Port Auth Series 2010E 5.00%, 7/01/13	2,000	2,132,860
Massachusetts Spl Obl (Massachusetts Fed Hwy Grant) 5.00%, 6/15/13	14,090	15,183,384

		53,097,729

Michigan–0.7%
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010A 4.00%, 12/01/13	7,590	7,843,430
Series 2010C 5.00%, 12/01/13	3,410	3,632,128

		11,475,558

Minnesota–2.3%
Minnesota GO 5.00%, 8/01/12	20,000	20,779,800
Minnesota Pub Fac Auth (Minnesota SRF) Series 2010 C 4.00%, 3/01/13	7,020	7,383,004
Series 2010A 5.00%, 3/01/13	2,400	2,556,336
Series 2010C 4.00%, 3/01/12	5,380	5,463,067

		36,182,207

Mississippi–1.3%
Mississippi Dev Bank (Mississippi Lease Dept of Corrections) 5.00%, 8/01/22-8/01/23	18,635	20,620,199

Missouri–1.7%
Bi-State Dev Agy MO (St. Louis MO City & Cnty Sales Tax) Series 2010B 4.00%, 10/15/13	18,620	19,546,159
St. Louis MO Arpt (Lambert- St. Louis Intl Airport) NPFGC 5.50%, 7/01/16	5,980	6,793,997

		26,340,156

Nevada–0.9%
Clark Cnty NV Arpt (McCarran Airport) Series 2010 D 5.00%, 7/01/21-7/01/22	$1,010	$1,113,330
Clark Cnty NV SD GO NPFGC Series 2006C 5.00%, 6/15/21	4,285	4,653,210
NPFGC-RE Series 2005 A 5.00%, 6/15/18	210	232,289
NPFGC-RE Series 2005B 5.00%, 6/15/20	6,875	7,466,663

		13,465,492

New Jersey–4.2%
Hudson Cnty NJ Impt Auth (Hudson Cnty NJ GO) Series 2010B 5.00%, 1/01/13	15,275	16,025,155
New Jersey ED Fac Auth (Princeton Univ) Series 2010B 5.00%, 7/01/12	4,525	4,684,597
New Jersey EDA (Jersey Gardens Mall) 5.50%, 4/01/12	255	255,337
New Jersey EDA (New Jersey Lease Sch Fac) 5.00%, 3/01/17	1,510	1,711,162
Series 2010DD-1 5.00%, 12/15/17	4,685	5,358,890
Series 2011EE 5.00%, 9/01/18	4,940	5,647,952
5.25%, 9/01/19	2,630	3,047,670
AMBAC Series 2005 K 5.50%, 12/15/19	1,880	2,214,640
New Jersey Env Infra Trust 3.00%, 9/01/12	2,230	2,283,988
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	11,070	12,729,061
Tobacco Settlement Fin Corp. NJ 5.00%, 6/01/15 (Pre-refunded/ETM)	7,355	7,584,182
6.00%, 6/01/37 (Pre-refunded/ETM)	3,500	3,631,950

		65,174,584

New York–2.4%
New York NY GO 5.00%, 8/01/13-8/01/17	19,115	21,309,358
New York NY Trnsl Fin Auth Series 02A 5.50%, 11/01/26(c)	3,875	3,889,066
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/12	7,010	7,091,807

2011 Annual Report	41

	Principal Amount (000)	U.S. $ Value

New York St Loc Gov Asst Corp. 5.00%, 4/01/12	$4,255	$4,354,950

		36,645,181

North Carolina–1.9%
Charlotte NC COP (Charlotte NC COP Equip Acq) Series A 5.00%, 6/01/12	4,095	4,215,721
North Carolina GO Series 2010B 5.00%, 6/01/12	18,345	18,919,015
Wake Cnty NC GO 5.00%, 4/01/12	6,635	6,791,851

		29,926,587

Ohio–0.8%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	3,000	3,348,630
Columbus OH GO 4.00%, 6/01/13	4,875	5,165,940
Toledo OH City Svcs Spl Assmt Notes Series 2010 4.125%, 12/01/12	4,450	4,550,170

		13,064,740

Oregon–0.6%
Oregon Dept of Admin Svc COP (Oregon Lottery) Series 2011A 5.25%, 4/01/26	5,930	6,987,141
Portland OR Swr Sys 4.00%, 3/01/13	2,445	2,566,125

		9,553,266

Pennsylvania–3.5%
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.00%, 2/01/16-8/01/18	6,345	7,240,966
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	5,475	5,580,558
Pennsylvania GO 5.00%, 3/01/17	2,890	3,439,736
Series 2006 5.00%, 3/01/13	1,245	1,325,913
Series 2010A 5.00%, 5/01/13	5,130	5,501,976
NPFGC-RE 5.00%, 7/01/13	16,560	17,884,634
Pennsylvania Intergov Coop Auth Series 2010 5.00%, 6/15/16-6/15/17	7,000	8,230,190
Philadelphia PA GO 5.25%, 8/01/17	2,285	2,556,389

Philadelphia PA Wtr & Wstwtr AGM Series 2010A 5.00%, 6/15/19	$2,500	$2,870,775

		54,631,137

Puerto Rico–2.3%
Puerto Rico Elec Pwr Auth Series 2010AAA 5.25%, 7/01/21	8,775	9,603,799
Series 2010ZZ 5.00%, 7/01/17	4,525	4,991,120
5.25%, 7/01/19	4,000	4,442,120
Series W 5.50%, 7/01/17	3,240	3,658,478
Puerto Rico GO 5.25%, 7/01/14	1,760	1,891,648
Series A 5.00%, 7/01/30	2,450	2,512,720
NPFGC 6.00%, 7/01/14	6,210	6,797,218
XLCA 5.50%, 7/01/17	1,010	1,120,242
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) NPFGC Series 2003AA 5.50%, 7/01/17	1,380	1,530,627

		36,547,972

South Carolina–0.2%
Renewable Water Resource Sew Sys SC Series 2010A 5.00%, 1/01/13	2,500	2,639,075

Tennessee–0.5%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) 4.00%, 7/01/13	1,575	1,649,813
5.00%, 7/01/15-7/01/16	5,985	6,591,465

		8,241,278

Texas–4.7%
Dallas TX ISD GO 4.00%, 2/15/13	2,075	2,175,990
Fort Bend TX ISD GO Series 2010 5.00%, 8/15/21	5,205	6,247,093
Harris Cnty TX GO Series 2010 A 5.00%, 10/01/26	210	237,224
Hurst-Euless-Bedford TX ISD GO 5.00%, 8/15/20-8/15/24	10,525	12,595,459
Katy TX ISD GO Series 2010 A 4.00%, 2/15/13	1,200	1,258,404

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

San Antonio TX GO Series 2010 5.00%, 2/01/23	$650	$761,794
Texas PFA (Texas Workforce Commission) Series 2010B 5.00%, 1/01/20	27,580	29,491,570
Texas St Univ Sys Series 2010B 5.00%, 3/15/13	1,000	1,065,880
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(d)	8,170	8,226,536
Univ of Texas Series 2010A 5.00%, 8/15/22	9,755	11,584,453

		73,644,403

Virginia–1.3%
Fairfax Cnty VA GO Series 2008A 4.50%, 4/01/12	4,455	4,549,000
Virginia College Bldg Auth Series 2008A 5.00%, 2/01/13	4,130	4,383,665
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) Series F-1 5.00%, 2/01/13	1,725	1,830,950
Virginia Pub Bldg Auth (Virginia Lease Pub Fac) 5.00%, 8/01/13	5,660	6,137,647
Virginia Pub Sch Auth (Virginia Lease Sch Fac) Series 2009C 5.00%, 8/01/13	2,550	2,764,685

		19,665,947

Washington–4.9%
Chelan Cnty WA PUD #1 Series 2011A 5.25%, 7/01/22	7,835	9,020,749
Series 2011B 5.50%, 7/01/23	5,540	6,383,188
Clark Cnty WA PUD #1 5.00%, 1/01/21	11,835	13,266,443
Energy Northwest WA (Bonneville Power Admin) Series 2007C 5.00%, 7/01/13	2,130	2,301,146
Series 2011A 5.00%, 7/01/23	11,390	13,374,594
Series 2012A 5.00%, 7/01/13(a)	3,750	3,945,562

Port of Seattle WA 5.00%, 2/01/20	$4,430	$4,875,702
Series 2010C 5.00%, 2/01/22	5,490	5,975,810
Port of Seattle WA PFC (Port of Seattle WA) Series 2010B 5.00%, 12/01/13	4,370	4,688,311
Seattle WA GO Series 2010 4.00%, 8/01/12	1,250	1,288,475
Snohomish Cnty WA PUD #1 Series 2010A 5.00%, 12/01/19	5,415	6,346,976
Washington St GO Series 2010 E 5.00%, 2/01/13	1,065	1,130,998
Series 2010R-2011C 5.00%, 7/01/13	3,325	3,592,795

		76,190,749

Wisconsin–0.7%
Badger Tob Asset Sec Corp. WI 6.00%, 6/01/17 (Pre-refunded/ETM)	1,210	1,255,206
6.125%, 6/01/27 (Pre-refunded/ETM)	735	763,062
6.375%, 6/01/32 (Pre-refunded/ETM)	1,640	1,705,305
7.00%, 6/01/28 (Pre-refunded/ETM)	6,000	6,263,460
Milwaukee Cnty WI Arpt (Milwaukee General Mitchell Intl Arpt) Series 2010B 5.00%, 12/01/13	1,000	1,073,950

		11,060,983

Total Long-Term Municipal Bonds (cost $980,916,466)		1,010,573,688

SHORT-TERM MUNICIPAL NOTES–2.3%
California–0.2%
California Infra & Eco Dev Bk (J Paul Getty Trust) Series 2010A-2 0.10%, 10/01/47(e)	2,500	2,500,000

Illinois–0.1%
Chicago IL Brd of ED GO Series 2010A 0.14%, 3/01/35(e)	1,300	1,300,000

Kansas–0.0%
Wichita KS Hosp Fac (Christi Hlth System) Series 2009 B-2 0.13%, 11/15/39(e)	100	100,000

Kentucky–0.1%
Christian Cnty KY Assoc Cntys Lsng Trst (Kentucky Cntys Assn Lease Prog) 0.13%, 8/01/37(e)	1,140	1,140,000

2011 Annual Report	43

	Principal Amount (000)	U.S. $ Value

Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) 0.13%, 8/15/38(e)	$1,200	$1,200,000

		2,340,000

Mississippi–1.8%
Mississippi Business Fin Corp. (Chevron USA, Inc.) 0.09%, 11/01/35(e)	20,000	20,000,000
Series 2009 B 0.09%, 12/01/30(e)	5,100	5,100,000
Series 2009 E 0.09%, 12/01/30(e)	3,200	3,200,000

		28,300,000

South Dakota–0.1%
South Dakota Hlth & Edl Facs Auth (Regional Health) Series 2008 0.16%, 9/01/27(e)	795	795,000

Total Short-Term Municipal Notes (cost $35,335,000)		35,335,000

Total Municipal Obligations (cost $1,016,251,466)		1,045,908,688

AGENCIES–0.8%
Other–0.8%
Federal Home Loan Banks 2.25%, 4/13/12 (cost $12,787,748)	12,675	12,809,837

INVESTMENT COMPANIES–0.1%
Funds and Investment Trust–0.1%
Vanguard MSCI Emerging Markets ETF (cost $2,382,474)	64,600	$2,318,494

SHORT-TERM INVESTMENTS–33.3%
Investment Companies–32.7%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.08%(f) (cost $510,594,412)	510,594,412	510,594,412

	Principal Amount (000)
U.S. Treasury Bill–0.6%
U.S. Treasury Bill 0.01%, 11/10/11–1/19/12 (cost $9,499,910)	$9,500	9,499,910

Total Short-Term Investments (cost $520,094,322)		520,094,322

Total Investments—101.3% (cost $1,551,516,010)		1,581,131,341

Other assets less liabilities—(1.3)%		(20,262,225)

Net Assets—100.0%		$1,560,869,116

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
MSCI EAFE Mini Index Futures	107	December 2011	$7,273,747	$7,204,310	$(69,437)
S&P 500 E-Mini Index Future	2,513	December 2011	145,317,074	141,481,900	(3,835,174)
S&P TSE 60 Index Futures	7	December 2011	877,541	888,043	10,502
U.S. T-Bond 30 Yr Futures	171	December 2011	23,680,595	24,388,875	708,280
U.S. T-Note 2 Yr Futures	121	December 2011	26,682,594	26,644,578	(38,016)
U.S. T-Note 5 Yr Futures	291	December 2011	35,681,857	35,642,953	(38,904)
U.S. T-Note 10 Yr Futures	915	December 2011	118,710,836	119,035,781	324,945

					$(2,937,804)

44	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America NA:
Australian Dollar	Settling 11/15/11	2,107	$2,175,477	$2,028,582	$(146,895)
Canadian Dollar	Settling 11/15/11	1,539	1,558,986	1,467,174	(91,812)
Great British Pound	Settling 11/15/11	1,770	2,793,591	2,759,007	(34,584)
Japanese Yen	Settling 11/15/11	137,872	1,786,717	1,788,568	1,851
Japanese Yen	Settling 11/15/11	226,814	2,953,577	2,942,383	(11,194)
Swiss Franc	Settling 11/15/11	1,366	1,555,773	1,508,279	(47,494)
Barclays Bank PLC Wholesale:
Canadian Dollar	Settling 11/15/11	2,051	2,064,814	1,955,280	(109,534)
Japanese Yen	Settling 11/15/11	168,798	2,124,956	2,189,760	64,804
Citibank NA:
Canadian Dollar	Settling 11/15/11	3,897	3,938,512	3,715,126	(223,386)
Credit Suisse London Branch (GFX):
Great British Pound	Settling 11/15/11	1,814	2,940,639	2,827,592	(113,047)
Swiss Franc	Settling 11/15/11	1,633	2,151,458	1,803,089	(348,369)
Deutsche Bank AG London:
Euro	Settling 11/15/11	1,984	2,820,157	2,657,357	(162,800)
HSBC BankUSA
Great British Pound	Settling 11/15/11	2,812	4,590,506	4,383,236	(207,270)
Morgan Stanley and Co., Inc.:
Australian Dollar	Settling 11/15/11	1,206	1,232,291	1,161,115	(71,176)
Australian Dollar	Settling 11/15/11	1,866	1,877,942	1,796,551	(81,391)
Royal Bank of Canada:
Great British Pound	Settling 11/15/11	1,580	2,582,131	2,462,843	(119,288)
Royal Bank of Scotland PLC:
Japanese Yen	Settling 11/15/11	196,862	2,571,007	2,553,825	(17,182)
Swiss Franc	Settling 11/15/11	1,194	1,516,287	1,318,365	(197,922)
Societe Generale:
Japanese Yen	Settling 11/15/11	225,395	2,908,285	2,923,974	15,689
State Street Bank and Trust Co.:
Euro	Settling 11/15/11	1,110	1,599,144	1,486,727	(112,417)

Sale Contracts
Bank of America NA:
Euro	Settling 11/15/11	10,671	14,593,873	14,292,670	301,203
HSBC BankUSA:
Euro	Settling 11/15/11	1,685	2,394,705	2,256,878	137,827
Royal Bank of Canada:
Euro	Settling 11/15/11	16,017	21,606,180	21,453,069	153,111
Royal Bank of Scotland PLC:
Euro	Settling 11/15/11	27,140	38,254,915	36,351,145	1,903,770
Euro	Settling 11/15/11	1,110	1,564,589	1,486,727	77,862

					$560,356

2011 Annual Report	45

TOTAL RETURN SWAP CONTRACTS ON INDICES (See Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	MSCI Daily TR Gross EAFE	63,642	0.28%	$27,100	4/16/12	Deutsche Bank AG	$(3,684,668)
Receive	MSCI Daily TR Gross EAFE	10,254	0.41%	4,305	11/15/11	JPMorgan Chase Bank, N.A.	(543,151)
Receive	MSCI Daily TR Gross EAFE	67,178	0.45%	28,768	11/15/11	JPMorgan Chase Bank, N.A.	(4,137,221)

							$(8,365,040)

(a)	When-Issued or delayed delivery security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of this security amounted to $1,789,360 or 0.1% of net assets.
(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2011.
(d)	Variable rate coupon, rate shown as of September 30, 2011.
(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2011, the Fund held 7.8% of net assets in insured bonds (of this amount 3.4% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

COP—Certificate of Participation

DOT—Department of Transportation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LIBOR—London Interbank Offered Rates

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

PFA—Public Finance Authority

PFC—Passenger Facility Charge

PUD—Public Utility District

SD—School District

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

46	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

September 30, 2011

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–68.2%
Long-Term Municipal Bonds–62.8%
California–49.4%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	$4,680	$5,007,834
Series 2010L 5.00%, 5/01/17	5,410	6,380,446
Series 2011N 5.00%, 5/01/13	4,920	5,264,646
AMBAC 5.50%, 5/01/13 (Pre-refunded/ETM)	1,010	1,050,743
AMBAC Series 2002A 5.50%, 5/01/15 (Pre-refunded/ETM)	6,575	6,840,235
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	1,670	1,807,758
Series 2009 A 5.00%, 7/01/17	2,115	2,487,452
Series A 5.00%, 7/01/20	2,600	3,044,704
5.25%, 7/01/12	3,595	3,725,391
AGM Series 2004A 5.25%, 7/01/13	1,930	2,089,206
California GO NPFGC-RE 5.00%, 11/01/23	3,200	3,491,520
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.25%, 10/01/13	6,220	6,740,552
California Pub Wks Brd (Univ Of California Lease) Series 2010C1 5.00%, 3/01/21	1,500	1,723,785
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	3,925	4,191,507
Chino Basin CA Reg Fin Auth (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	8,456,561
Contra Costa CA Wtr Dist Series 2011P 4.00%, 10/01/13	3,715	3,972,004
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Pre-refunded/ETM)	1,005	1,090,154
6.25%, 6/01/33 (Pre-refunded/ETM)	7,170	7,716,784
6.75%, 6/01/39 (Pre-refunded/ETM)	6,050	6,674,723
	Principal Amount (000)	U.S. $ Value

Series B 5.50%, 6/01/43 (Pre-refunded/ETM)	$2,125	$2,300,674
Livermore-Amador Vy Wtr CA 5.00%, 8/01/14(a)	2,910	3,217,616
Long Beach CA Harbor Series B 5.00%, 5/15/22	2,000	2,311,360
NPFGC-RE Series 1998A 6.00%, 5/15/18	3,305	4,003,512
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/23–5/15/25	5,125	5,816,745
Series 2010D 5.25%, 5/15/28	4,145	4,608,452
Los Angeles CA Harbor Dept 5.00%, 8/01/19	1,500	1,715,595
Los Angeles CA Lease Judgement Bds Series 2010A 5.00%, 6/01/13	2,000	2,129,980
Los Angeles CA USD COP 5.00%, 12/01/13	3,205	3,417,299
AMBAC Series 2007A 5.00%, 10/01/16	105	117,083
Los Angeles CA USD GO Series 2009KRY 4.00%, 7/01/12	1,300	1,335,074
Series 2010 KRY 5.25%, 7/01/25	160	180,018
Series 2011A-1 4.00%, 7/01/14(a)	3,090	3,330,742
AGM 5.00%, 7/01/23 (Pre-refunded/ETM)	3,500	3,786,335
AGM Series A 5.25%, 7/01/20 (Pre-refunded/ETM)	1,100	1,194,765
Orange Cnty CA Santn COP Series 2011A 3.00%, 8/01/13(a)	2,050	2,148,195
4.00%, 8/01/14(a)	3,095	3,391,780
Sacramento CA USD GO 5.00%, 7/01/25	2,380	2,649,487
San Diego CA CCD GO 5.00%, 8/01/26	3,440	3,862,570
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21–5/15/22	7,310	8,291,647
San Diego Cnty CA Wtr Auth 5.00%, 5/01/24	3,250	3,746,373
Series 2011A 5.00%, 5/01/25	1,610	1,838,717
San Francisco CA Bay Area Rapid Transit (San Francisco City/Cnty CA Sales Tax) 5.00%, 7/01/27	2,000	2,241,680

2011 Annual Report	47

	Principal Amount (000)	U.S. $ Value

San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 4.00%, 5/01/13	$3,000	$3,132,330
Series 2009C-2 5.00%, 5/01/25	500	537,105
Series 2011B 4.00%, 5/01/13	1,660	1,741,224
Series 2011G 5.00%, 5/01/24	2,470	2,710,084
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	675	791,309
San Francisco City/Cnty CA Pub Util Wtr Series 2011A 5.00%, 11/01/24	5,385	6,233,945
AGM Series 2006A 5.00%, 11/01/13	3,245	3,542,112
South Placer CA Wstwtr Auth Series 2011C 5.25%, 11/01/22–11/01/24	8,675	9,869,819
Southern CA Pub Pwr Auth 4.00%, 7/01/13	3,285	3,486,173
5.00%, 7/01/13	2,515	2,712,503
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&p Pwr) 5.00%, 7/01/23	5,190	5,842,227
Univ of California 5.00%, 5/15/18	2,555	3,034,369
Upper Santa Clara Vy CA Jt Pwr Series 2011A 5.00%, 8/01/25	1,790	1,994,132

		195,019,036

Colorado–0.3%
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 7/15/22	1,150	1,148,010

Florida–1.4%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13–6/01/16	3,080	3,278,292
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/17	150	174,987
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	1,500	1,665,840
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(b)	445	448,600

		5,567,719

Georgia–1.1%
Appling Cnty Dev Auth GA (Oglethorpe Power Corp.) 2.50%, 1/01/38	4,500	4,572,405

Illinois–1.8%
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) Series 2011B 5.00%, 1/01/19	$4,390	$4,960,349
Illinois Finance Auth (Greenfields of Geneva) Series 2010C 6.25%, 2/15/16	490	490,078
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/18	550	502,519
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	505	503,924
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	440	440,986
Illinois GO Series 2010 5.00%, 1/01/18	160	179,139

		7,076,995

Kansas–0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B 0.01%, 6/01/21	600	358,350

Massachusetts–2.4%
Massachusetts GO Series 2011A 5.00%, 4/01/25	8,090	9,352,444

New Jersey–0.8%
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	2,735	3,144,894

Pennsylvania–0.3%
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	1,335	1,360,739

Puerto Rico–3.8%
Puerto Rico Elec Pwr Auth Series 2007V V 5.50%, 7/01/20	1,150	1,290,507
Series 2010AAA 5.25%, 7/01/21	2,400	2,626,680
Series 2010ZZ 5.25%, 7/01/22	1,215	1,322,260
Puerto Rico GO Series A 5.00%, 7/01/30	1,000	1,025,600
NPFGC 6.00%, 7/01/14	1,000	1,094,560
6.50%, 7/01/15	2,860	3,246,071

48	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Puerto Rico Govt Dev Bank 5.00%, 12/01/12	$100	$103,934
Puerto Rico Pub Bldgs Auth 5.375%, 7/01/33 (Pre-refunded/ETM)	4,110	4,259,440

		14,969,052

Texas–0.5%
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(c)	2,010	2,023,909

Washington–0.7%
Port of Seattle WA 5.00%, 2/01/18	2,405	2,680,036

Wisconsin–0.2%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Pre-refunded/ETM)	680	707,078

Total Long-Term Municipal Bonds (cost $241,363,846)		247,980,667

Short-Term Municipal Notes–5.4%
California–5.4%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009 C 0.10%, 7/01/23(d)	2,000	2,000,000
California GO Series 2009 A 0.11%, 5/01/33(d)	2,000	2,000,000
California Hlth Fac Fin Auth (Adventist Health Sys/ West) Series 2009B 0.12%, 9/01/38(d)	2,325	2,325,000
California Hlth Fac Fin Auth (Scripps Health) Series 2010C 0.09%, 10/01/40(d)	2,800	2,800,000
California Infra & Eco Dev Bk (J Paul Getty Trust) 0.10%, 10/01/47(d)	5,750	5,750,000
Series 2010A-2
0.10%, 10/01/47(d)	1,900	1,900,000
California Statewide CDA (John Muir Health) 0.09%, 8/15/36(d)	700	700,000
Series 2008C
0.11%, 8/15/27(d)	1,800	1,800,000

Sacremento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) 0.11%, 12/01/36(d)	$2,000	$2,000,000

Total Short-Term Municipal Notes (cost $21,275,000)		21,275,000

Total Municipal Obligations (cost $262,638,846)		269,255,667

AGENCIES–4.2%
Other–4.2%
Federal Home Loan Banks 1.75%, 8/22/12 (cost $16,665,881)	16,505	16,719,565

	Shares
INVESTMENT COMPANIES–0.1%
Funds and Investment Trusts–0.1%
Vanguard MSCI Emerging Markets ETF (cost $538,369)	14,600	523,994

SHORT-TERM INVESTMENTS–29.1%
Investment Companies–28.6%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.08%(e) (cost $113,077,137)	113,077,137	113,077,137

	Principal Amount (000)
U.S. Treasury Bill–0.5%
U.S. Treasury Bill 0.01%, 11/10/11 (cost $1,999,989)	$2,000	1,999,989

Total Short-Term Investments (cost $115,077,126)		115,077,126

Total Investments—101.6% (cost $394,920,222)		401,576,352

Other assets less liabilities—(1.6)%		(6,503,629)

Net Assets—100.0%		$395,072,723

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
MSCI EAFE Mini Index Futures	24	December 2011	$1,618,800	$1,615,920	$(2,880)
S&P 500 E-Mini Index Future	635	December 2011	36,719,128	35,750,500	(968,628)
S&P TSE 60 Index Futures	2	December 2011	250,524	253,726	3,202

2011 Annual Report	49

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

U.S. T-Bond 30 Yr Futures	34	December 2011	$4,708,710	$4,849,250	$140,540
U.S. T-Note 10 Yr Futures	199	December 2011	25,810,399	25,888,656	78,257
U.S. T-Note 2 Yr Futures	30	December 2011	6,615,582	6,606,094	(9,488)
U.S. T-Note 5 Yr Futures	48	December 2011	5,886,204	5,879,250	(6,954)

					$(765,951)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Bank of America N.A.:
Australian Dollar	Settling 11/15/11	530	$547,225	$510,275	$(36,950)
Canadian Dollar	Settling 11/15/11	543	550,052	517,658	(32,394)
Great British Pound	Settling 11/15/11	569	898,053	886,935	(11,118)
Japanese Yen	Settling 11/15/11	42,072	547,862	545,786	(2,076)
Swiss Franc	Settling 11/15/11	378	430,514	417,371	(13,143)
Barclays Bank PLC Wholesale:
Canadian Dollar	Settling 11/15/11	344	346,317	327,946	(18,371)
Japanese Yen	Settling 11/15/11	28,772	362,204	373,250	11,046
Citibank N.A.:
Canadian Dollar	Settling 11/15/11	968	978,311	922,823	(55,488)
Credit Suisse London Branch (GFX):
Great British Pound	Settling 11/15/11	362	586,831	564,272	(22,559)
Swiss Franc	Settling 11/15/11	365	480,883	403,017	(77,866)
Deutsche Bank AG London:
Euro	Settling 11/15/11	493	700,775	660,321	(40,454)
HSBC BankUSA:
Great British Pound	Settling 11/15/11	809	1,320,668	1,261,037	(59,631)
JPMorgan Chase Bank N.A.:
Japanese Yen	Settling 11/15/11	32,793	427,633	425,413	(2,220)
Morgan Stanley and Co., Inc.:
Australian Dollar	Settling 11/15/11	438	440,803	421,698	(19,105)
Australian Dollar	Settling 11/15/11	342	349,456	329,272	(20,184)
Royal Bank of Canada:
Great British Pound	Settling 11/15/11	285	465,764	444,247	(21,517)
Royal Bank of Scotland PLC:
Japanese Yen	Settling 11/15/11	57,300	748,335	743,334	(5,001)
Swiss Franc	Settling 11/15/11	310	393,676	342,289	(51,387)
Societe Generale:
Japanese Yen	Settling 11/15/11	82,911	1,069,806	1,075,577	5,771

Sale Contracts
Bank of America N.A.:
Euro	Settling 11/15/11	2,629	3,595,473	3,521,266	74,207
Barclays Bank PLC Wholesale:
Euro	Settling 11/15/11	625	888,894	837,121	51,773
HSBC BankUSA:
Euro	Settling 11/15/11	397	564,213	531,739	32,474

50	Sanford C. Bernstein Fund, Inc.

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Royal Bank of Canada:
Euro	Settling 11/15/11	4,110	$5,544,197	$5,504,908	$39,289
Royal Bank of Scotland PLC:
Euro	Settling 11/15/11	6,267	8,833,587	8,393,981	439,606

					$164,702

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	MSCI Daily TR Gross Ex USA USD	1,788	0.41%	$751	11/15/11	JPMorgan Chase Bank, N.A.	$(94,707)
Receive	MSCI Daily TR Gross Ex USA USD	17,280	0.45%	7,400	11/15/11	JPMorgan Chase Bank, N.A.	(1,061,807)
Receive	MSCI Daily TR Gross Ex USA USD	15,570	0.28%	6,630	4/16/12	Deutsche Bank AG	(901,454)
Receive	MSCI Daily TR Gross Ex USA USD	1,805	0.53%	803	7/16/12	Goldman Sachs International	(139,475)

							$(2,197,443)

(a)	When-Issued or delayed delivery security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of this security amounted to $448,600 or 0.1% of net assets.
(c)	Variable rate coupon, rate shown as of September 30, 2011.
(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2011, the Fund held 14.6% of net assets in insured bonds (of this amount 22.3% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

COP—Certificate of Participation

ETM—Escrowed to Maturity

GO—General Obligation

LIBOR—London Interbank Offered Rates

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

USD—Unified School District

See notes to financial statements.

2011 Annual Report	51

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

September 30, 2011

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–66.4%
Long-Term Municipal Bonds–66.4%
New York–46.8%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/22–12/15/23	$3,555	$3,897,377
Buffalo NY GO Series 2011A 4.00%, 12/01/13	4,280	4,495,798
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	2,780	3,132,671
NPFGC-RE Series 06A 5.00%, 12/01/19	1,335	1,481,396
Metropolitan Trnsp Auth NY Series B 5.00%, 11/15/15	130	147,516
AMBAC 5.50%, 11/15/16	1,730	2,029,186
Nassau Cnty NY GO 3.00%, 10/01/12	2,610	2,661,234
4.00%, 10/01/13	2,090	2,198,325
5.00%, 4/01/20	2,050	2,307,788
New York NY GO 5.00%, 8/01/13–8/01/16	9,120	10,285,817
Series 2010B 5.00%, 8/01/19	1,275	1,516,103
Series 2010H-2 5.00%, 6/01/19	1,220	1,448,091
AMBAC 5.00%, 8/01/15	2,860	3,283,280
New York NY IDA (Terminal One Group Assn) 5.50%, 1/01/14	1,070	1,149,854
New York NY Mun Wtr Fin Auth 5.00%, 6/15/26	8,070	9,192,779
Series FF 5.00%, 6/15/25	500	569,445
New York NY Trnsl Fin Auth 5.00%, 11/01/13–11/01/18	12,555	14,335,837
Series 02A 5.50%, 11/01/26(a)	4,000	4,014,520
Series 2010I-2 5.00%, 11/01/19	2,000	2,446,840
New York St Dormitory Auth (Fordham Univ) Series 2011B 5.00%, 7/01/41	5,000	5,643,400

New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	$645	$736,248
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	3,150	3,303,342
New York St Dormitory Auth (New York St Lease Svc Contract) 5.00%, 7/01/13	2,205	2,373,749
Series 2009 A 5.00%, 7/01/24	3,440	3,841,345
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 2/15/13–3/15/18	9,955	11,321,221
New York St Envrn Fac Corp. (New York Ny Mun Wtr Fin Auth) NPFGC Series 1997E 6.00%, 6/15/12	250	259,428
New York St Envrn Fac Corp. (New York St SRF) 3.00%, 8/15/12	7,285	7,459,767
Series 2010C 5.00%, 4/15/12	2,260	2,317,201
New York St Loc Gov Asst Corp. 5.00%, 4/01/12–4/01/13	3,175	3,349,216
Series 2011A 5.00%, 4/01/14	2,000	2,216,020
AGM 5.00%, 4/01/12	3,530	3,611,684
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	5,159,565
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2010A 4.00%, 4/01/12	330	336,042
Series 2011A 4.00%, 4/01/13	3,335	3,512,022
AGM 5.00%, 4/01/12	890	910,728
AGM Series 5B 5.00%, 4/01/14	1,645	1,820,522
AMBAC Series 2005B 5.50%, 4/01/20	2,400	2,960,016
Oyster Bay NY GO 3.00%, 8/15/12	5,100	5,218,320
Port Authority of NY & NJ NPFGC-RE 5.00%, 12/01/13	3,100	3,346,419
XLCA 5.00%, 10/01/19	1,000	1,088,230
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/14	3,250	3,583,482

52	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Triborough Brdg & Tunl Auth NY 4.00%, 11/15/12	$3,585	$3,729,977
NPFGC 5.50%, 11/15/20	5,200	6,326,684
Troy Res Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/19–9/01/20	1,540	1,726,153
Westchester Cnty Hlth Care Corp. NY Series 2010B 5.00%, 11/01/13	1,520	1,604,466

		158,349,104

Arizona–0.9%
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/22	2,575	2,882,017

California–0.7%
California Statewide CDA (California General Fund Obl) 4.00%, 6/15/13	2,300	2,417,622
Series 2009 5.00%, 6/15/13	100	106,790

		2,524,412

Colorado–1.4%
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.75%, 11/15/20	3,150	3,674,632
Regional Trnsp Dist Co. (Denver Transit Partners) 5.375%, 7/15/25	1,100	1,107,172

		4,781,804

District of Columbia–0.7%
Metro Washington Arpt Auth VA 5.00%, 10/01/21	2,100	2,318,967

Florida–3.3%
Broward Cnty FL Sch Brd COP 5.00%, 7/01/18	3,500	3,928,610
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13–6/01/16	2,155	2,314,350
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	170	199,306
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	1,885	2,093,406
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010B 5.00%, 10/01/12	450	467,487
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,710	1,884,369

Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(b)	$400	$403,236

		11,290,764

Georgia–1.1%
Appling Cnty Dev Auth GA (Oglethorpe Power Corp.) 2.50%, 1/01/38	3,600	3,657,924

Illinois–1.0%
Illinois Finance Auth (Greenfields of Geneva) Series 2010C 6.25%, 2/15/16	425	425,068
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/18	475	433,993
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	395	395,885
Illinois GO Series 2010 5.00%, 1/01/18	160	179,139
Illinois Sales Tax Series 2010 5.00%, 6/15/20	1,685	1,964,997

		3,399,082

Kansas–0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	500	298,625

New Jersey–0.9%
New Jersey EDA (Jersey Gardens Mall) 5.50%, 4/01/12	225	225,297
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	2,555	2,937,918

		3,163,215

Pennsylvania–1.7%
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	1,200	1,223,136
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.25%, 9/01/23	200	218,882
Pittsburgh-Allegheny PA Sprts-Exhib Auth (Pittsburgh-allegheny Cnty Pa Hotel Tax) AGM 5.00%, 2/01/24	4,000	4,282,400

		5,724,418

2011 Annual Report	53

	Principal Amount (000)	U.S. $ Value

Puerto Rico–5.3%
Puerto Rico Elec Pwr Auth 5.50%, 7/01/16–7/01/18	$5,350	$6,020,201
Series 2003NN 5.50%, 7/01/20	1,660	1,862,819
Series 2010ZZ 5.00%, 7/01/19	720	787,522
5.25%, 7/01/22	705	767,237
Puerto Rico GO Series A 5.00%, 7/01/30	675	692,280
NPFGC 5.50%, 7/01/16	1,945	2,148,253
Puerto Rico Hwy & Trnsp Auth Series 02D 5.375%, 7/01/36 (Pre-refunded/ETM)	1,125	1,166,760
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.00%, 7/01/28	585	599,976
XLCA 5.25%, 7/01/13	100	106,321
Puerto Rico Pub Fin Corp. Series 2002 E 5.50%, 8/01/29 (Pre-refunded/ETM)	3,615	3,676,780

		17,828,149

Tennessee–1.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) 4.00%, 7/01/13	3,595	3,765,762

Texas–0.6%
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(c)	1,875	1,887,975

Washington–0.7%
Port of Seattle WA 5.00%, 2/01/21	2,300	2,528,114

Wisconsin–0.1%
Badger Tob Asset Sec Corp. WI 6.00%, 6/01/17 (Pre-refunded/ETM)	$210	$217,846

Total Municipal Obligations (cost $219,630,104)		224,618,178

AGENCIES–1.6%
Other–1.6%
Federal Home Loan Banks 1.75%, 8/22/12 (cost $5,300,897)	5,250	5,318,250

Company	Shares
INVESTMENT COMPANIES–0.1%
Funds and Investment Trusts–0.1%
Vanguard MSCI Emerging Markets ETF (cost $409,321)	11,100	398,379

SHORT-TERM INVESTMENTS–30.8%
Investment Companies–30.5%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.08%(d) (cost $103,096,956)	103,096,956	103,096,956

	Principal Amount (000)
U.S. Treasury Bills–0.3%
U.S. Treasury Bills 0.01%, 11/10/11–11/25/11 (cost $1,099,986)	$1,100	1,099,986

Total Short-Term Investments (cost $104,196,942)		104,196,942

Total Investments—98.9% (cost $329,537,264)		334,531,749

Other assets less liabilities—1.1%		3,634,373

Net Assets—100.0%		$338,166,122

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
MSCI EAFE Mini Index Futures	18	December 2011	$1,214,100	$1,211,940	$(2,160)
S&P 500 E-Mini Index Future	546	December 2011	31,572,480	30,739,800	(832,680)
S&P TSE 60 Index Futures	1	December 2011	125,243	126,863	1,620
U.S. T-Bond 30 Yr Futures	35	December 2011	4,845,781	4,991,875	146,094
U.S. T-Note 10 Yr Futures	188	December 2011	24,390,736	24,457,625	66,889
U.S. T-Note 2 Yr Futures	26	December 2011	5,733,450	5,725,281	(8,169)
U.S. T-Note 5 Yr Futures	59	December 2011	7,234,466	7,226,578	(7,888)

					$(636,294)

54	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Bank of America N.A.:
Australian Dollar	Settling 11/15/11	455	$469,788	$438,066	$(31,722)
Canadian Dollar	Settling 11/15/11	366	370,753	348,919	(21,834)
Great British Pound	Settling 11/15/11	383	604,489	597,006	(7,483)
Japanese Yen	Settling 11/15/11	51,615	672,132	669,585	(2,547)
Swiss Franc	Settling 11/15/11	295	335,983	325,726	(10,257)
Barclays Bank PLC Wholesale:
Japanese Yen	Settling 11/15/11	33,792	425,399	438,372	12,973
Citibank N.A.:
Canadian Dollar	Settling 11/15/11	893	902,512	851,323	(51,189)
Deutsche Bank AG London:
Euro	Settling 11/15/11	431	612,645	577,279	(35,366)
HSBC Bank USA:
Great British Pound	Settling 11/15/11	601	981,114	936,815	(44,299)
Morgan Stanley & Co., Inc:
Australian Dollar	Settling 11/15/11	352	359,674	338,900	(20,774)
Royal Bank of Canada:
Great British Pound	Settling 11/15/11	344	562,185	536,213	(25,972)
Royal Bank of Scotland PLC:
Japanese Yen	Settling 11/15/11	40,298	526,290	522,773	(3,517)
Swiss Franc	Settling 11/15/11	364	462,252	401,913	(60,339)
Societe Generale:
Japanese Yen	Settling 11/15/11	55,536	716,584	720,450	3,866
State Street Bank and Trust Co.:
Australian Dollar	Settling 11/15/11	309	311,061	297,500	(13,561)
Canadian Dollar	Settling 11/15/11	315	317,307	300,299	(17,008)
Great British Pound	Settling 11/15/11	415	671,358	646,886	(24,472)
Japanese Yen	Settling 11/15/11	28,277	367,067	366,828	(239)
Swiss Franc	Settling 11/15/11	243	319,380	268,310	(51,070)

Sale Contracts
Bank of America N.A.:
Euro	Settling 11/15/11	2,356	3,222,113	3,155,612	66,501
HSBC Bank USA:
Euro	Settling 11/15/11	364	517,313	487,539	29,774
Royal Bank of Canada:
Euro	Settling 11/15/11	3,519	4,746,966	4,713,327	33,639
Royal Bank of Scotland PLC:
Euro	Settling 11/15/11	5,817	8,199,294	7,791,253	408,041

					$133,145

2011 Annual Report	55

TOTAL RETURN SWAP CONTRACTS ON INDICES (See Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	MSCI Daily TR Gross EAFE	13,738	0.28%	$5,850	4/16/12	Deutsche Bank AG	$(795,387)
Receive	MSCI Daily TR Gross EAFE	62	0.53%	28	7/16/12	Goldman Sachs International	(4,790)
Receive	MSCI Daily TR Gross EAFE	2,027	0.41%	851	11/15/11	JPMorgan Chase Bank, N.A.	(107,370)
Receive	MSCI Daily TR Gross EAFE	16,112	0.45%	6,900	11/15/11	JPMorgan Chase Bank, N.A.	(992,273)

							$(1,899,820)

(a)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2011.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of this security amounted to $403,236 or 0.1% of net assets.
(c)	Variable rate coupon, rate shown as of September 30, 2011.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2011, the Fund held 14.1% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

IDA—Industrial Development Authority/Agency

LIBOR—London Interbank Offered Rates

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

56	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—September 30, 2011

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

ASSETS
Investments in securities at value
Unaffiliated issuers	$809,364,383	$1,572,486,929	$661,340,997
Affiliated issuers	552,356,396	957,399,112	241,352,706
Foreign currencies, at value (cost $3,362,219, $4,539,238 and $1,202,015)	3,298,138	4,474,361	1,185,383
Cash in bank (a)	0	0	8,329,727
Receivables:
Dividends and interest	1,310,827	2,147,676	6,192,571
Investment securities sold and foreign currency transactions	9,524,417	120,402,840	1,934,629
Foreign withholding tax reclaims	219,715	439,568	7,168
Capital shares sold	2,841,315	5,894,098	2,129,400
Margin due from broker on futures contracts	16,359,020	36,044,907	0
Unrealized appreciation of forward currency exchange contracts	13,038,996	24,528,414	17,491,795
Unrealized appreciation of total return swap agreements	7,512,998	0	1,539,694

Total assets	1,415,826,205	2,723,817,905	941,504,070

LIABILITIES
Due to custodian	320	0	0
Payables:
Investment securities purchased and foreign currency transactions	9,851,990	57,047,594	8,854,373
Management fee	1,037,083	1,971,543	492,765
Capital shares redeemed	753,737	1,229,812	375,076
Shareholder servicing fee	194,851	336,950	95,733
Margin owed to broker on futures contracts	0	0	2,289,855
Accrued expenses	220,666	308,980	175,652
Unrealized depreciation of forward currency exchange contracts	10,548,831	15,671,278	2,180,595
Unrealized depreciation of total return swap agreements	0	0	1,023,335

Total liabilities	22,607,478	76,566,157	15,487,384

NET ASSETS	$1,393,218,727	$2,647,251,748	$926,016,686

Cost of investments
Unaffiliated issuers	$925,395,039	$1,700,315,697	$637,681,596
Affiliated issuers	$552,356,396	$957,399,112	$241,352,706

NET ASSETS CONSIST OF:
Capital stock, at par	$127,324	$246,151	$86,156
Additional paid-in capital	1,381,255,903	2,669,912,969	902,405,391
Undistributed net investment income/(distributions in excess of net investment income)	6,560,633	6,115,175	(12,469,097)
Accumulated net realized gain (loss) on investment and foreign currency transactions	87,789,758	53,384,380	(2,009,672)
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	(84,927,472)	(91,177,374)	22,953,171
Foreign currency denominated assets and liabilities	2,412,581	8,770,447	15,050,737

	$1,393,218,727	$2,647,251,748	$926,016,686

(a) An amount of $8,329,727 has been segregated to collateralize margin requirements for the open futures contracts at September 30, 2011 for the Overlay B Portfolio.

See Notes to Financial Statements.

2011 Annual Report	57

Statement of Assets and Liabilities—September 30, 2011 (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,178,055,859	$2,039,575,581	$780,228,134
Shares of capital stock outstanding	107,693,504	189,784,854	72,603,680

Net asset value, offering and redemption price per share	$10.94	$10.75	$10.75

Class 2 Shares
Net Assets	$215,162,868	$607,676,167	$145,788,552
Shares of capital stock outstanding	19,630,490	56,366,028	13,552,285

Net asset value, offering and redemption price per share	$10.96	$10.78	$10.76

58	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS
Investments in securities at value
Unaffiliated issuers	$1,070,536,929	$288,499,215	$231,434,793
Affiliated issuers	510,594,412	113,077,137	103,096,956
Cash in bank (a)	13,051,634	3,183,561	2,772,591
Receivables:
Dividends and interest	12,619,235	3,400,117	2,712,430
Investment securities sold	5,000	100,010	0
Capital shares sold	1,837,093	2,478,165	1,554,074
Unrealized appreciation of forward currency exchange contracts	2,656,117	654,166	554,794

Total assets	1,611,300,420	411,392,371	342,125,638

LIABILITIES
Due to custodian	0	100,010	0
Payables:
Investment securities purchased	34,098,086	12,095,390	0
Management fee	830,672	206,548	146,191
Capital shares redeemed	768,927	124,623	503,405
Shareholder servicing fee	126,709	29,723	35,899
Margin owed to broker on futures contracts	3,890,508	983,727	834,229
Accrued expenses	255,601	92,720	118,323
Unrealized depreciation of total return swap agreements	8,365,040	2,197,443	1,899,820
Unrealized depreciation of forward currency exchange contracts	2,095,761	489,464	421,649

Total liabilities	50,431,304	16,319,648	3,959,516

NET ASSETS	$1,560,869,116	$395,072,723	$338,166,122

Cost of investments
Unaffiliated issuers	$1,040,921,598	$281,843,085	$226,440,308
Affiliated issuers	$510,594,412	$113,077,137	$103,096,956

NET ASSETS CONSIST OF:
Capital stock, at par	$147,859	$37,608	$32,276
Additional paid-in capital	1,543,466,735	392,235,577	336,122,258
Undistributed net investment income	8,529,025	1,874,192	1,596,443
Accumulated net realized loss on investment and foreign currency transactions	(10,147,346)	(2,932,092)	(2,176,371)
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	18,312,487	3,692,736	2,458,371
Foreign currency denominated assets and liabilities	560,356	164,702	133,145

	$1,560,869,116	$395,072,723	$338,166,122

(a) Amounts of $13,051,634, $3,183,561 and $2,772,591, respectively, have been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2011.

See Notes to Financial Statements.

2011 Annual Report	59

Statement of Assets and Liabilities—September 30, 2011 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,033,989,089	$243,234,808	$290,435,965
Shares of capital stock outstanding	97,998,699	23,165,417	27,727,633

Net asset value, offering and redemption price per share	$10.55	$10.50	$10.47

Class 2 Shares
Net Assets	$526,880,027	$151,837,915	$47,730,157
Shares of capital stock outstanding	49,860,530	14,442,897	4,548,452

Net asset value, offering and redemption price per share	$10.57	$10.51	$10.49

60	Sanford C. Bernstein Fund, Inc.

Statement of Operations—for the year ended September 30, 2011

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$1,755	$10,914	$14,633,302
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $728,537, $1,234,785 and $47,749, respectively)	17,084,132	32,716,796	1,000,015
Affiliated issuers	444,924	895,671	300,373

Total income	17,530,811	33,623,381	15,933,690

Expenses:
Management fee (see Note 2A)	10,780,466	21,784,320	5,456,369
Shareholder servicing fee (see Note 2B)	2,058,920	3,777,784	1,067,785
Custodian fee	306,672	311,511	215,444
Transfer Agent fee—Class 1	53,849	67,545	53,945
Transfer Agent fee—Class 2	9,012	19,220	9,803
Registration fees	172,869	352,313	123,437
Auditing and tax fees	107,366	92,375	103,362
Directors’ fees and expenses	31,622	60,673	24,944
Legal fees	27,487	48,396	20,419
Printing fees	21,503	24,840	21,728
Amortization of offering expense	16,912	16,912	16,912
Miscellaneous	61,282	97,800	37,644

Total expenses	13,647,960	26,653,689	7,151,792

Net investment income	3,882,851	6,969,692	8,781,898

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (a)	17,465,369	(78,692,496)	9,185,726
Futures transactions	80,586,342	158,434,544	5,170,911
Swap transactions	3,580,584	1,376,700	(601,454)
Foreign currency transactions	2,889,920	35,324	(14,764,232)

Net realized gain (loss) on investment and foreign currency transactions	104,522,215	81,154,072	(1,009,049)

Net change in unrealized appreciation/depreciation of:
Investments (b)	(140,613,436)	(175,824,838)	(7,171,320)
Futures transactions	22,212,245	30,124,082	(6,105,900)
Swap transactions	7,271,603	0	88,614
Foreign currency denominated assets and liabilities	598,601	6,787,574	24,978,687

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(110,530,987)	(138,913,182)	11,790,081

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6,008,772)	(57,759,110)	10,781,032

Contributions from Adviser (see Note 2A)	0	55,025	0

Net increase (decrease) in net assets resulting from operations	$(2,125,921)	$(50,734,393)	$19,562,930

(a) Net of foreign capital gains taxes of $24,272, $45,953, and $0, respectively.

(b) Net of decrease in accrued foreign capital gains taxes of $21,320, $50,155, and $0, respectively.

See Notes to Financial Statements.

2011 Annual Report	61

Statement of Operations—for the year ended September 30, 2011 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$19,912,387	$4,673,042	$4,169,860
Dividends
Unaffiliated issuers	311,086	68,705	67,564
Affiliated issuers	502,827	115,441	111,274

Total income	20,726,300	4,857,188	4,348,698

Expenses:
Management fee (see Note 2A)	8,588,173	2,080,847	1,899,249
Shareholder servicing fee (see Note 2B)	1,317,311	329,469	376,132
Custodian fee	208,299	91,025	105,810
Transfer Agent fee—Class 1	32,384	16,468	23,610
Transfer Agent fee—Class 2	16,454	7,985	3,850
Registration fees	264,979	41,001	48,850
Auditing and tax fees	88,031	87,745	96,992
Directors’ fees and expenses	37,677	8,757	7,975
Legal fees	26,285	6,359	7,335
Printing fees	18,425	6,760	5,275
Amortization of offering expense	16,912	16,912	16,912
Miscellaneous	39,041	12,830	10,955

Total expenses	10,653,971	2,706,158	2,602,945
Less: expenses waived and reimbursed by the Adviser	0	0	(35,372)

Net expenses	10,653,971	2,706,158	2,567,573

Net investment income	10,072,329	2,151,030	1,781,125

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(2,098,585)	(392,382)	(431,988)
Futures transactions	16,124,692	3,611,256	3,807,939
Swap transactions	(440,004)	14,869	(91,136)
Foreign currency transactions	(51,885)	65,885	(157)

Net realized gain on investment and foreign currency transactions	13,534,218	3,299,628	3,284,658

Net change in unrealized appreciation/depreciation of:
Investments	18,435,705	3,863,302	3,713,156
Futures transactions	(13,510,562)	(3,428,172)	(3,088,056)
Swap transactions	(8,548,533)	(2,256,634)	(1,953,089)
Foreign currency denominated assets and liabilities	898,048	256,477	215,624

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,725,342)	(1,565,027)	(1,112,365)

Net realized and unrealized gain on investment and foreign currency transactions	10,808,876	1,734,601	2,172,293

Net increase in net assets resulting from operations	$20,881,205	$3,885,631	$3,953,418

See Notes to Financial Statements.

62	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$3,882,851	$789,985	$6,969,692	$141,167
Net realized gain (loss) on investment and foreign currency transactions	104,522,215	3,976,525	81,154,072	(3,517,462)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(110,530,987)	28,016,096	(138,913,182)	56,506,255
Contributions from Adviser (see Note 2A)	0	0	55,025	0

Net increase (decrease) in net assets resulting from operations	(2,125,921)	32,782,606	(50,734,393)	53,129,960

Dividends and distributions to shareholders:
Dividends from net investment income (b)	(4,613,262)	0	(365,793)	0
Distributions from net realized gain on investment transactions (b)	(14,226,643)	0	(24,955,866)	0

Total dividends and distributions to shareholders	(18,839,905)	0	(25,321,659)	0

Capital-share transactions
Net proceeds from sales of shares	719,336,339	866,164,428	1,420,480,814	1,726,369,552
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	18,381,875	0	25,152,273	0

Total proceeds from shares sold	737,718,214	866,164,428	1,445,633,087	1,726,369,552
Cost of shares redeemed	(190,900,666)	(31,580,029)	(428,362,023)	(73,462,776)

Net increase in net assets from capital-share transactions	546,817,548	834,584,399	1,017,271,064	1,652,906,776

Net increase in net assets	525,851,722	867,367,005	941,215,012	1,706,036,736

NET ASSETS:
Beginning of period	867,367,005	0	1,706,036,736	0

End of period (c)	$1,393,218,727	$867,367,005	$2,647,251,748	$1,706,036,736

(c) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$6,560,633	$933,526	$6,115,175	$(229,488)

(a) Commencement of operations.

(b) See page 66 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

2011 Annual Report	63

Statement of Changes in Net Assets (continued)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$8,781,898	$1,942,946	$10,072,329	$1,331,983
Net realized gain (loss) on investment and foreign currency transactions	(1,009,049)	518,753	13,534,218	8,415,735
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,790,081	26,213,827	(2,725,342)	21,598,185
Contributions from Adviser (see Note 2A)	0	177	0	0

Net increase in net assets resulting from operations	19,562,930	28,675,703	20,881,205	31,345,903

Dividends and distributions to shareholders:
Dividends from net investment income (b)	(5,580,668)	0	(3,011,121)	0
Distributions from net realized gain on investment transactions (b)	(19,151,546)	0	(31,980,185)	0

Total dividends and distributions to shareholders	(24,732,214)	0	(34,991,306)	0

Capital-share transactions
Net proceeds from sales of shares	494,332,388	636,453,293	820,484,500	972,556,134
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	23,931,161	0	34,306,915	0

Total proceeds from shares sold	518,263,549	636,453,293	854,791,415	972,556,134
Cost of shares redeemed	(229,185,231)	(23,021,344)	(237,914,762)	(45,799,473)

Net increase in net assets from capital-share transactions	289,078,318	613,431,949	616,876,653	926,756,661

Net increase in net assets	283,909,034	642,107,652	602,766,552	958,102,564

NET ASSETS:
Beginning of period	642,107,652	0	958,102,564	0

End of period (c)	$926,016,686	$642,107,652	$1,560,869,116	$958,102,564

(c) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(12,469,097)	$(2,698,592)	$8,529,025	$1,357,141

(a) Commencement of operations.

(b) See page 66 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

64	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$2,151,030	$286,341	$1,781,125	$145,960
Net realized gain on investment and foreign currency transactions	3,299,628	2,656,841	3,284,658	2,975,597
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,565,027)	5,422,465	(1,112,365)	3,703,881

Net increase in net assets resulting from operations	3,885,631	8,365,647	3,953,418	6,825,438

Dividends and distributions to shareholders:
Dividends from net investment income (b)	(627,125)	0	(447,482)	0
Distributions from net realized gain on investment transactions (b)	(8,843,335)	0	(8,338,506)	0

Total dividends and distributions to shareholders	(9,470,460)	0	(8,785,988)	0

Capital-share transactions
Net proceeds from sales of shares	208,542,724	248,763,868	185,386,086	226,904,496
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	9,247,623	0	8,682,225	0

Total proceeds from shares sold	217,790,347	248,763,868	194,068,311	226,904,496
Cost of shares redeemed	(57,195,282)	(17,067,028)	(70,789,069)	(14,010,484)

Net increase in net assets from capital-share transactions	160,595,065	231,696,840	123,279,242	212,894,012

Net increase in net assets	155,010,236	240,062,487	118,446,672	219,719,450

NET ASSETS:
Beginning of period	240,062,487	0	219,719,450	0

End of period (c)	$395,072,723	$240,062,487	$338,166,122	$219,719,450

(c) Includes undistributed net investment income of:	$1,874,192	$304,716	$1,596,443	$163,692

(a) Commencement of operations.

(b) See page 67 for share class information on dividend distributions for Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

2011 Annual Report	65

Statement of Changes in Net Assets (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/11
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(3,892,650)	$0
Class 2	(720,612)	(365,793)

	$(4,613,262)	$(365,793)

Distributions from net realized gain on investment transactions
Class 1	$(12,378,621)	$(19,761,604)
Class 2	(1,848,022)	(5,194,262)

	$(14,226,643)	$(24,955,866)

	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/11
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(4,601,170)	$(1,827,830)
Class 2	(979,498)	(1,183,291)

	$(5,580,668)	$(3,011,121)

Distributions from net realized gain on investment transactions
Class 1	$(16,104,099)	$(21,527,781)
Class 2	(3,047,447)	(10,452,404)

	$(19,151,546)	$(31,980,185)

See Notes to Financial Statements.

66	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/11	YEAR ENDED 9/30/11
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(400,638)	$(370,761)
Class 2	(226,487)	(76,721)

	$(627,125)	$(447,482)

Distributions from net realized gain on investment transactions
Class 1	$(6,288,278)	$(7,278,626)
Class 2	(2,555,057)	(1,059,880)

	$(8,843,335)	$(8,338,506)

See Notes to Financial Statements.

2011 Annual Report	67

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.87	$10.00

Income from investment operations:
Investment income, net†	0.03	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.25	0.85

Total from investment operations	0.28	0.87

Less dividends and distributions:
Dividends from taxable net investment income	(0.05)	0
Distributions from net realized gain on investment transactions	(0.16)	0

Total dividends and distributions	(0.21)	0

Net asset value, end of period	$10.94	$10.87

Total return (c)	2.51%	8.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,178,056	$763,900
Average net assets (000 omitted)	$1,029,460	$384,476
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.17%	1.20%	*(d)
Expenses, before waivers/reimbursement	1.17%	1.27%	*(d)
Net investment income	0.29%	0.26%	*(b)(d)
Portfolio turnover rate	70%	29%

See Footnote Summary on page 80.

See Notes to Financial Statements.

68	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.88	$10.00

Income from investment operations:
Investment income, net†	0.06	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.24	0.85

Total from investment operations	0.30	0.88

Less dividends and distributions
Dividends from taxable net investment income	(0.06)	0
Distributions from net realized gain on investment transactions	(0.16)	0

Total dividends and distributions	(0.22)	0

Net asset value, end of period	$10.96	$10.88

Total return (c)	2.72%	8.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$215,163	$103,467
Average net assets (000 omitted)	$168,369	$51,153
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.97%	1.00%	*(d)
Expenses, before waivers/reimbursement	0.97%	1.10%	*(d)
Net investment income	0.51%	0.42%	*(b)(d)
Portfolio turnover rate	70%	29%

See Footnote Summary on page 80.

See Notes to Financial Statements.

2011 Annual Report	69

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/11		2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.74		$10.00

Income from investment operations:
Investment income (loss), net†	0.03		(0.00)	(b)(e)
Net realized and unrealized gain on investment and foreign currency transactions	0.12		0.74
Contributions from Adviser	0.00	(e)	0

Total from investment operations	0.15		0.74

Less distributions:
Distributions from net realized gain on investment transactions	(0.14)		0

Net asset value, end of period	$10.75		$10.74

Total return (c)	1.33%		7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$2,039,576		$1,358,482
Average net assets (000 omitted)	$1,888,892		$671,456
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.14%		1.20%	* (d)
Expenses, before waivers/reimbursement	1.14%		1.23%	* (d)
Net investment income (loss)	0.24%		(0.01)%	* (b)(d)
Portfolio turnover rate	71%		37%

See Footnote Summary on page 80.

See Notes to Financial Statements.

70	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.76	$10.00

Income from investment operations:
Net investment income, net†	0.05	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.12	0.75
Contributions from Adviser	0.00 (e)	.00

Total from investment operations	0.17	0.76

Less dividends and distributions
Dividends from taxable net investment income	(0.01)	0
Distributions from net realized gain on investment transactions	(0.14)	0

Total dividends and distributions	(0.15)	0

Net asset value, end of period	$10.78	$10.76

Total return (c)	1.51%	7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$607,676	$347,555
Average net assets (000 omitted)	$531,588	$160,224
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.95%	1.00%*	(d)
Expenses, before waivers/reimbursement	0.95%	1.04%*	(d)
Net investment income	0.45%	0.19%*	(b)(d)
Portfolio turnover rate	71%	37%

See Footnote Summary on page 80.

See Notes to Financial Statements.

2011 Annual Report	71

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.83	$10.00

Income from investment operations:
Investment income, net†	0.11	0.06	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.17	0.77
Contributions from Adviser	0	0.00	(e)

Total from investment operations	0.28	0.83

Less dividends and distributions:
Dividends from taxable net investment income	(0.08)	0
Distributions from net realized gain on investment transactions	(0.28)	0

Total dividends and distributions	(0.36)	0

Net asset value, end of period	$10.75	$10.83

Total return (c)	2.66%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$780,228	$557,549
Average net assets (000 omitted)	$711,857	$278,747
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.87%	0.90%	*(d)
Expenses, before waivers/reimbursement	0.87%	0.98%	*(d)
Net investment income	1.02%	0.92%	*(b)(d)
Portfolio turnover rate	98%	38%

See Footnote Summary on page 80.

See Notes to Financial Statements.

72	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.83	$10.00

Income from investment operations:
Investment income, net†	0.13	0.07	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.17	0.76
Contributions from Adviser	0	0.00	(e)

Total from investment operations	0.30	0.83

Less dividends and distributions:
Dividends from taxable net investment income	(0.09)	0
Distributions from net realized gain on investment transactions	(0.28)	0

Total dividends and distributions	(0.37)	0

Net asset value, end of period	$10.76	$10.83

Total return (c)	2.85%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$145,789	$84,559
Average net assets (000 omitted)	$127,585	$43,708
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.73%	0.75%	*(d)
Expenses, before waivers/reimbursement	0.73%	0.86%	*(d)
Net investment income	1.18%	1.06%	*(b)(d)
Portfolio turnover rate	98%	38%

See Footnote Summary on page 80.

See Notes to Financial Statements.

2011 Annual Report	73

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.62	$10.00

Income from investment operations:
Investment income, net†	.08	.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	.20	.60

Total from investment operations	.28	.62

Less dividends and distributions:
Dividends from taxable net investment income	(.03)	0
Distributions from net realized gain on investment transactions	(.32)	0

Total dividends and distributions	(.35)	0

Net asset value, end of period	$10.55	$10.62

Total return (c)	2.61%	6.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,033,989	$660,484
Average net assets (000 omitted)	$878,207	$333,447
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.86%	.90%	*(d)
Expenses, before waivers/reimbursement	.86%	.97%	*(d)
Net investment income	.71%	.40%	*(b)(d)
Portfolio turnover rate	15%	26%

See Footnote Summary on page 80.

See Notes to Financial Statements.

74	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.63	$10.00

Income from investment operations:
Net investment income, net†	.09	.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	.20	.60

Total from investment operations	.29	.63

Less dividends and distributions
Dividends from taxable net investment income	(.03)	0
Distributions from net realized gain on investment transactions	(.32)	0

Total dividends and distributions	(.35)	0

Net asset value, end of period	$10.57	$10.63

Total return (c)	2.80%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$526,880	$297,618
Average net assets (000 omitted)	$443,050	$136,271
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.71%	.75%	*(d)
Expenses, before waivers/reimbursement	.71%	.84%	*(d)
Net investment income	.86%	.55%	*(b)(d)
Portfolio turnover rate	15%	26%

See Footnote Summary on page 80.

See Notes to Financial Statements.

2011 Annual Report	75

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.66	$10.00

Income from investment operations:
Investment income, net†	.07	.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	.15	.64

Total from investment operations	.22	.66

Less dividends and distributions:
Dividends from taxable net investment income	(.02)	0
Distributions from net realized gain on investment transactions	(.36)	0

Total dividends and distributions	(.38)	0

Net asset value, end of period	$10.50	$10.66

Total return (c)	2.13%	6.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$243,235	$171,603
Average net assets (000 omitted)	$219,646	$87,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.89%	.90%	*(d)
Expenses, before waivers/reimbursement	.89%	1.06%	*(d)
Net investment income	.62%	.32%	*(b)(d)
Portfolio turnover rate	13%	33%

See Footnote Summary on page 80.

See Notes to Financial Statements.

76	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.67	$10.00

Income from investment operations:
Net investment income, net†	.08	.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	.15	.64

Total from investment operations	.23	.67

Less dividends and distributions
Dividends from taxable net investment income	(.03)	0
Distributions from net realized gain on investment transactions	(.36)	0

Total dividends and distributions	(.39)	0

Net asset value, end of period	$10.51	$10.67

Total return (c)	2.21%	6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$151,838	$68,459
Average net assets (000 omitted)	$100,484	$35,401
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.74%	.75%	*(d)
Expenses, before waivers/reimbursement	.74%	.96%	*(d)
Net investment income	.79%	.47%	*(b)(d)
Portfolio turnover rate	13%	33%

See Footnote Summary on page 80.

See Notes to Financial Statements.

2011 Annual Report	77

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.63	$10.00

Income from investment operations:
Investment income, net† (b)	0.06	0.01
Net realized and unrealized gain on investment and foreign currency transactions	0.17	0.62

Total from investment operations	0.23	0.63

Less dividends and distributions:
Dividends from taxable net investment income	(0.02)	0
Distributions from net realized gain on investment transactions	(0.37)	0

Total dividends and distributions	(0.39)	0

Net asset value, end of period	$10.47	$10.63

Total return (c)	2.20%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$290,436	$187,654
Average net assets (000 omitted)	$250,755	$93,386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.90%	0.90%	*(d)
Expenses, before waivers/reimbursement	0.91%	1.08%	*(d)
Net investment income (b)	0.59%	0.18%	*(d)
Portfolio turnover rate	14%	39%

See Footnote Summary on page 80.

See Notes to Financial Statements.

78	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.64	$10.00

Income from investment operations:
Net investment income, net† (b)	0.08	0.02
Net realized and unrealized gain on investment and foreign currency transactions	0.17	0.62

Total from investment operations	0.25	0.64

Less dividends and distributions
Dividends from taxable net investment income	(0.03)	0
Distributions from net realized gain on investment transactions	(0.37)	0

Total dividends and distributions	(0.40)	0

Net asset value, end of period	$10.49	$10.64

Total return(c)	2.38%	6.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$47,730	$32,066
Average net assets (000 omitted)	$41,437	$16,930
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.75%	0.75%	*(d)
Expenses, before waivers/reimbursement	0.76%	1.05%	*(d)
Net investment income (b)	0.73%	0.33%	*(d)
Portfolio turnover rate	14%	39%

See Footnote Summary on page 80.

See Notes to Financial Statements.

2011 Annual Report	79

Financial Highlights (continued)

*	Annualized.
†	Based on average shares outstanding.
(a)	Commencement of operations.
(b)	Net of fees waived/reimbursed by the Adviser.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)	The ratio includes expenses attributable to costs of proxy solicitation.
(e)	Amount is less than $.005.

See Notes to Financial Statements.

80	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (“Portfolios”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
Diversified Municipal	Municipal Class, Class A, Class B and Class C

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class

OVERLAY PORTFOLIOS*
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

*	The Overlay Portfolios commenced operations on February 8, 2010.

Each Portfolio has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that with respect to the International Equity, Fixed Income Taxable and Fixed Income Municipal Portfolios, the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. This report relates only to the Overlay Portfolios. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

2011 Annual Report	81

Notes to Financial Statements (continued)

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the “Adviser” may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

82	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2011:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Information Technology	$107,547,500	$14,369,958		$—	$121,917,458
Consumer Discretionary	83,387,666	21,661,479		—	105,049,145
Health Care	80,708,812	10,761,691		—	91,470,503
Financials	51,500,904	37,386,045		—	88,886,949
Energy	72,655,794	13,607,445		393,116	86,656,355
Industrials	45,172,089	19,456,721		—	64,628,810
Consumer Staples	31,986,905	20,094,404		—	52,081,309
Equity:Other	19,779,754	26,244,630		—	46,024,384
Materials	24,458,337	17,666,125		—	42,124,462
Retail	17,773,987	8,836,800		—	26,610,787
Residential	17,928,206	3,385,134		—	21,313,340
Telecommunication Services	9,286,020	6,114,054		—	15,400,074
Office	10,400,211	4,773,888		—	15,174,099
Utilities	5,214,283	3,035,556		—	8,249,839
Lodging	4,883,119	2,910,812		—	7,793,931
Warrants	—	10,968,993		—	10,968,993
Rights	14,015	—		—	14,015
Short-Term Investments:
Investment Companies	552,356,396	—		—	552,356,396
U.S. Treasury Bills	—	4,999,930		—	4,999,930
Total Investments in Securities	1,135,053,998	226,273,665	+	393,116	1,361,720,779
Other Financial Instruments*:
Assets:
Futures Contracts	26,102,581	—		—	26,102,581	#
Forward Currency Exchange Contracts	—	13,038,996		—	13,038,996
Total Return Swap Contracts	—	7,512,998		—	7,512,998
Liabilities:
Futures Contracts	(2,512,395)	—		—	(2,512,395	)#
Forward Currency Exchange Contracts	—	(10,548,831)		—	(10,548,831)
Total	$1,158,644,184	$236,276,828		$393,116	$1,395,314,128

2011 Annual Report	83

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Information Technology	$251,055,851	$31,314,961		$—	$282,370,812
Consumer Discretionary	199,543,445	54,351,059		—	253,894,504
Health Care	184,651,582	27,856,762		—	212,508,344
Energy	159,359,330	35,400,371		920,894	195,680,595
Financials	109,701,526	64,982,211		—	174,683,737
Industrials	92,046,939	38,711,970		—	130,758,909
Consumer Staples	77,939,638	51,395,838		—	129,335,476
Materials	55,915,006	40,610,870		—	96,525,876
Telecommunication Services	23,272,483	16,621,669		—	39,894,152
Utilities	13,202,102	8,228,790		—	21,430,892
Warrants	—	23,719,141		—	23,719,141
Investment Companies	10,646,618	—		—	10,646,618
Governments—Treasuries	—	1,002,695		—	1,002,695
Rights	35,178	—		—	35,178
Short-Term Investments	957,399,112	—		—	957,399,112
Total Investments in Securities	2,134,768,810	394,196,337	+	920,894	2,529,886,041
Other Financial Instruments*:
Assets:
Futures Contracts	43,084,667	—		—	43,084,667	#
Forward Currency Exchange Contracts	—	24,528,414		—	24,528,414
Liabilities:
Futures Contracts	(6,433,273)	—		—	(6,433,273	)#
Forward Currency Exchange Contracts	—	(15,671,278)		—	(15,671,278)
Total	$2,171,420,204	$403,053,473		$920,894	$2,575,394,571

84	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$—	$464,795,232	$—	$464,795,232
Governments—Sovereign Agencies	—	50,422,539	—	50,422,539
Common Stocks:
Equity:Other	4,117,025	8,160,961	—	12,277,986
Retail	4,186,940	2,245,966	—	6,432,906
Residential	4,455,442	659,644	—	5,115,086
Office	2,670,772	1,097,063	—	3,767,835
Lodging	1,162,925	702,949	—	1,865,874
Industrials	475,903	867,838	—	1,343,741
Financials	—	223,897	—	223,897
Mortgage Pass-Through’s	—	30,877,190	—	30,877,190
Corporates—Investment Grades	—	25,754,368	—	25,754,368
Inflation-Linked Securities	—	25,034,619	—	25,034,619
Agencies	—	14,528,308	—	14,528,308
Supranationals	—	8,037,280	—	8,037,280
Local Governments—Provincial Bonds	—	7,092,097	—	7,092,097
Investment Companies	3,772,039	—	—	3,772,039
Short-Term Investments	241,352,706	—	—	241,352,706
Total Investments in Securities	262,193,752	640,499,951+	—	902,693,703
Other Financial Instruments*:
Assets:
Futures Contracts	1,324,442	—	—	1,324,442	#
Forward Currency Exchange Contracts	—	17,491,795	—	17,491,795
Total Return Swap Contracts	—	1,539,694	—	1,539,694
Liabilities:
Futures Contracts	(2,547,031)	—	—	(2,547,031	)#
Forward Currency Exchange Contracts	—	(2,180,595)	—	(2,180,595)
Total Return Swap Contracts	—	(1,023,335)	—	(1,023,335)
Total	$260,971,163	$656,327,510	$—	$917,298,673

2011 Annual Report	85

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$1,010,573,688	$—	$1,010,573,688
Short-Term Municipal Notes	—	35,335,000	—	35,335,000
Investment Companies	2,318,494	—	—	2,318,494
Agencies	—	12,809,837	—	12,809,837
Short-Term Investments:
Investment Companies	510,594,412	—	—	510,594,412
U.S. Treasury Bills	—	9,499,910	—	9,499,910
Total Investments in Securities	512,912,906	1,068,218,435	—	1,581,131,341
Other Financial Instruments*:
Assets:
Futures Contracts	1,043,727	—	—	1,043,727	#
Forward Currency Exchange Contracts	—	2,656,117	—	2,656,117
Liabilities:
Futures Contracts	(3,981,531)	—	—	(3,981,531	)#
Forward Currency Exchange Contracts	—	(2,095,761)	—	(2,095,761)
Total Return Swap Contracts	—	(8,365,040)	—	(8,365,040)
Total	$509,975,102	$1,060,413,751	$—	$1,570,388,853

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$247,980,667	$—	$247,980,667
Short-Term Municipal Notes	—	21,275,000	—	21,275,000
Agencies	—	16,719,565	—	16,719,565
Investment Companies	523,994	—	—	523,994
Short-Term Investments:
Investment Companies	113,077,137	—	—	113,077,137
U.S. Treasury Bill	—	1,999,989	—	1,999,989
Total Investments in Securities	113,601,131	287,975,221	—	401,576,352
Other Financial Instruments*:
Assets:
Futures Contracts	221,999	—	—	221,999	#
Forward Currency Exchange Contracts	—	654,166	—	654,166
Liabilities:
Futures Contracts	(987,950)	—	—	(987,950	)#
Forward Currency Exchange Contracts	—	(489,464)	—	(489,464)
Total Return Swap Contracts	—	(2,197,443)	—	(2,197,443)
Total	$112,835,180	$285,942,480	$—	$398,777,660

86	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$224,618,178	$—	$224,618,178
Agencies	—	5,318,250	—	5,318,250
Investment Companies	398,379	—	—	398,379
Short-Term Investments:
Investment Companies	103,096,956	—	—	103,096,956
U.S. Treasury Bills	—	1,099,986	—	1,099,986
Total Investments in Securities	103,495,335	231,036,414	—	334,531,749
Other Financial Instruments*:
Assets:
Futures Contracts	214,603	—	—	214,603	#
Forward Currency Exchange Contracts	—	554,794	—	554,794
Liabilities:
Futures Contracts	(850,897)	—	—	(850,897	)#
Forward Currency Exchange Contracts	—	(421,649)	—	(421,649)
Total Return Swap Contracts	—	(1,899,820)	—	(1,899,820)
Total	$102,859,041	$229,269,739	$—	$332,128,780

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

OVERLAY A PORTFOLIO	ENERGY	WARRANTS	TOTAL
Balance as of 9/30/10	$—	$7,917,490	$7,917,490
Accrued discounts/(premiums)	—	—	—
Realized gain (loss)	—	57,694	57,694
Change in unrealized appreciation/depreciation	(65,270)	(76,236)	(141,506)
Purchases	—	—	—
Sales	—	(1,126,143)	(1,126,143)
Transfers into Level 3	458,386	—	458,386
Transfers out of Level 3	—	(6,772,805)	(6,772,805)

Balance as of 9/30/11	$393,116	$—	$393,116

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11*	$(65,270)	$—	$(65,270)

2011 Annual Report	87

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO	ENERGY	WARRANTS	TOTAL
Balance as of 9/30/10	$—	$18,399,340	$18,399,340
Accrued discounts/(premiums)	—	—	—
Realized gain (loss)	—	(149,714)	(149,714)
Change in unrealized appreciation/depreciation	(152,898)	(116,980)	(269,878)
Purchases	—	—	—
Sales	—	(2,528,488)	(2,528,488)
Transfers in to Level 3	1,073,792	—	1,073,792
Transfers out of Level 3	—	(15,604,158)	(15,604,158)

Balance as of 9/30/11	$920,894	$—	$920,894

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11*	$(152,898)	$—	$(152,898)

OVERLAY B PORTFOLIO	CORPORATES - INVESTMENT GRADES	TOTAL
Balance as of 9/30/10	$1,095,424	$1,095,424
Accrued discounts/(premiums)	—	—
Realized gain (loss)	4,334	4,334
Change in unrealized appreciation/depreciation	4,576	4,576
Purchases	—	—
Sales	(1,104,334)	(1,104,334)
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 9/30/11	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/11*	$—	$—

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

88	Sanford C. Bernstein Fund, Inc.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2011, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to foreign currency reclassifications, the tax treatment of passive foreign investment companies (PFICs), reclassifications of

2011 Annual Report	89

Notes to Financial Statements (continued)

distributions, paydown gain(loss), swap income(loss), contributions from the Adviser, and capital gain withholding tax, are reflected as adjustments to the components of capital as of September, 30, 2011, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Overlay A	$0	$6,357,518	$(6,357,518)
Tax-Aware Overlay A	(55,025)	(259,236)	314,261
Overlay B	0	(12,971,735)	12,971,735
Tax-Aware Overlay B	0	110,676	(110,676)
Tax-Aware Overlay C	0	45,571	(45,571)
Tax-Aware Overlay N	0	99,108	(99,108)

I.	Offering Expenses

Offering expenses of $53,220 were deferred by each Portfolio and amortized on a straight line basis over a one year period.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolios pay the Adviser an investment management fee at an annual rate of .90% for Overlay A and Tax-Aware Overlay A; .65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	.90%	.75%
Tax-Aware Overlay B	.90%	.75%
Tax-Aware Overlay C	.90%	.75%
Tax-Aware Overlay N	.90%	.75%

Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolios until January 31, 2013. No repayment will be made that would cause a Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth in the table. This fee waiver and/or expense reimbursement agreement may not be terminated before January 31, 2012, after which it may be terminated by either party.

For the year ended September 30, 2011, such reimbursement waivers amounted to $35,372 for Tax-Aware Overlay N Portfolio, that are subject to repayment.

During the year ended September 30, 2010, the Adviser reimbursed the Overlay B Portfolio $177 for trading losses incurred due to a trade entry error.

90	Sanford C. Bernstein Fund, Inc.

During the year ended September 30, 2011, the Adviser reimbursed the Tax-Aware Overlay A Portfolio $55,025 for trading losses incurred due to a trade entry error.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is .20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and .15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the six Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended September 30, 2011 is as follows:

PORTFOLIO	MARKET VALUE SEPTEMBER 30, 2010 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE SEPTEMBER 30, 2011 (000)	DIVIDEND INCOME (000)
Overlay A	$264,500	$716,277	$428,421	$552,356	$445
Tax-Aware Overlay A	531,291	1,326,045	899,937	957,399	896
Overlay B	185,378	441,168	385,193	241,353	300
Tax-Aware Overlay B	265,943	784,489	539,838	510,594	503
Tax-Aware Overlay C	74,620	212,939	174,482	113,077	115
Tax-Aware Overlay N	67,771	179,184	143,858	103,097	111

2011 Annual Report	91

Notes to Financial Statements (continued)

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2011 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$1,401,652	$0	$0
Tax-Aware Overlay A	2,837,524	0	0
Overlay B	156,419	0	0
Tax-Aware Overlay B	150,121	0	0
Tax-Aware Overlay C	37,980	0	0
Tax-Aware Overlay N	34,004	0	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2011, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$911,084,504	$8,499,169	$580,610,072	$0
Tax-Aware Overlay A	1,876,312,533	1,003,125	1,197,533,414	0
Overlay B	437,217,357	344,510,803	288,568,545	282,573,316
Tax-Aware Overlay B	543,626,327	0	45,399,909	83,859,972
Tax-Aware Overlay C	173,466,696	9,121,627	8,860,776	16,085,668
Tax-Aware Overlay N	137,534,632	0	9,563,882	16,280,437

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
Overlay A	$1,480,751,702	$22,382,516	$(141,413,439)	$(119,030,923)
Tax-Aware Overlay A	2,662,924,880	55,711,755	(188,750,594)	(133,038,839)
Overlay B	879,657,475	34,674,852	(11,638,624)	23,036,228
Tax-Aware Overlay B	1,551,625,063	29,725,933	(219,655)	29,506,278
Tax-Aware Overlay C	394,926,266	6,825,612	(175,526)	6,650,086
Tax-Aware Overlay N	329,548,012	5,030,420	(46,683)	4,983,737

B.	Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these

92	Sanford C. Bernstein Fund, Inc.

instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2011, the Portfolios held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio in that particular currency contract.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the year ended September 30, 2011, the Portfolios entered into foreign-currency exchange contracts for hedging and non-hedging purposes.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

2011 Annual Report	93

Notes to Financial Statements (continued)

•	Swap Agreements

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2011, the Portfolios held total return swaps for hedging and non-hedging purposes.

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of September 30, 2011, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios had total return swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $1,023,335, $8,365,040, $2,197,443 and $1,899,820, respectively, at September 30, 2011.

94	Sanford C. Bernstein Fund, Inc.

At September 30, 2011, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$13,038,996		Unrealized depreciation of forward currency exchange contracts	$10,548,831
Interest rate contracts	Margin due from/owed to broker on futures contracts	9,525,317	*
Equity contracts	Margin due from/owed to broker on futures contracts	14,064,869	*
Equity contracts	Unrealized appreciation on total return swap contracts	7,512,998
Total		$44,142,180			$10,548,831

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$3,250,651	$687,802
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	39,548,100	8,062,366
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	41,038,242	14,149,879
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	3,580,584	7,271,603
Total		$87,417,577	$30,171,650

For the year ended September 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $363,123,598, the average monthly original value of futures contracts was $574,194,183 and the average monthly notional amount of total return swaps was $76,208,561.

2011 Annual Report	95

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$24,528,414		Unrealized depreciation of forward currency exchange contracts	$15,671,278
Interest rate contracts	Margin due from/owed to broker on futures contracts	5,162,742	*
Equity contracts	Margin due from/owed to broker on futures contracts	31,488,652	*
Total		$61,179,808			$15,671,278

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$789,637	$6,888,164
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	55,868,195	3,361,284
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	102,566,349	26,762,798
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	1,376,700	0
Total		$160,600,881	$37,012,246

For the year ended September 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $592,590,994 and the average monthly original value of futures contracts was $1,042,685,779. For ten months of the year, the average monthly notional amount of total return swaps was $56,438,067.

96	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$17,491,795		Unrealized depreciation of forward currency exchange contracts	$2,180,595
Interest rate contracts	Margin due from/owed to broker on futures contracts	933,747	*
Equity contracts				Margin due from/owed to broker on futures contracts	2,156,336	*
Equity contracts	Unrealized appreciation on total return swap agreements	1,539,694		Unrealized depreciation on total return swap agreements	1,023,335
Total		$19,965,236			$5,360,266

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(3,347,500)	$25,485,153
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(227,509)	1,032,125
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures transactions	5,398,420	(7,138,025)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(601,454)	88,614
Total		$1,221,957	$19,467,867

For the year ended September 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $478,111,840, the average monthly original value of futures contracts was $291,927,076 and the average monthly notional amount of total return swaps was $18,546,225.

2011 Annual Report	97

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,656,117		Unrealized depreciation of forward currency exchange contracts	$2,095,761
Interest rate contracts	Margin due from/owed to broker on futures contracts	956,305	*
Equity contracts				Margin due from/owed to broker on futures contracts	3,894,109	*
Equity contracts				Unrealized depreciation on total return swap agreements	8,365,040
Total		$3,612,422			$14,354,910

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(317,259)	$898,048
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(718,757)	1,377,575
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	16,843,449	(14,888,137)
Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap transactions	(440,004)	(8,548,533)
Total		$15,367,429	$(21,161,047)

For the year ended September 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $73,615,200, the average monthly original value of futures contracts was $489,597,408 and the average monthly notional amount of total return swaps was $51,807,619.

98	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$654,166		Unrealized depreciation of forward currency exchange contracts	$489,464
Interest rate contracts	Margin due from/owed to broker on futures contracts	202,355	*
Equity contracts				Margin due from/owed to broker on futures contracts	968,306	*
Equity contracts				Unrealized depreciation on total return swap agreements	2,197,443
Total		$856,521			$3,655,213

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(11,501)	$256,476
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(761,324)	305,090
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	4,372,580	(3,733,262)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	14,869	(2,256,634)
Total		$3,614,624	$(5,428,330)

For the year ended September 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $18,324,430, the average monthly original value of futures contracts was $122,728,437 and the average monthly notional amount of total return swaps was $13,058,026.

2011 Annual Report	99

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$554,794		Unrealized depreciation of forward currency exchange contracts	$421,649
Interest rate contracts	Margin due from/owed to broker on futures contracts	196,926	*
Equity contracts				Margin due from/owed to broker on futures contracts	833,220	*
Equity contracts				Unrealized depreciation on total return swap agreements	1,899,820
Total		$751,720			$3,154,689

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2011:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(108,142)	$215,623
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(358,306)	278,295
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	4,166,245	(3,366,351)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(91,136)	(1,953,089)
Total		$3,608,661	$(4,825,522)

For the year ended September 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $16,696,111, the average monthly original value of futures contracts was $108,525,664 and the average monthly notional amount of total return swaps was $12,018,847.

C.	Currency Transactions

Certain Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related

100	Sanford C. Bernstein Fund, Inc.

derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2011 were as follows:

PORTFOLIO	2011
Overlay A
Distributions paid from:
Ordinary income	$12,666,079
Net long-term capital gains	6,173,826

Total taxable distributions paid	18,839,905

Total distributions paid	$18,839,905

Tax-Aware Overlay A
Distributions paid from:
Ordinary income	$365,793
Net long-term capital gains	24,955,866

Total taxable distributions paid	25,321,659

Total distributions paid	$25,321,659

Overlay B
Distributions paid from:
Ordinary income	$16,526,677
Net long-term capital gains	8,205,537

Total taxable distributions paid	24,732,214

Total distributions paid	$24,732,214

Tax-Aware Overlay B
Distributions paid from:
Ordinary income	$14,850,284
Net long-term capital gains	17,418,235

Total taxable distributions paid	32,268,519
Tax exempt distributions	2,722,787

Total distributions paid	$34,991,306

Tax-Aware Overlay C
Distributions paid from:
Ordinary income	$4,705,433
Net long-term capital gains	4,248,534

Total taxable distributions paid	8,953,967
Tax exempt distributions	516,493

Total distributions paid	$9,470,460

2011 Annual Report	101

Notes to Financial Statements (continued)

PORTFOLIO	2011
Tax-Aware Overlay N
Distributions paid from:
Ordinary income	$4,448,990
Net long-term capital gains	3,979,384

Total taxable distributions paid	8,428,374
Tax exempt distributions	357,614

Total distributions paid	$8,785,988

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	ORDINARY INCOME		LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL (LOSSES)		UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	ACCUMULATED EARNINGS/ (DEFICIT)
Overlay A	$72,998,726		$56,823,262	$0		$(117,937,048)	$11,884,940
Tax-Aware Overlay A	14,290,281		99,267,495	0		(136,415,709)	(22,857,933)
Overlay B	21,822,534		0	(21,431,065	) (b)	23,183,109	23,574,578
Tax-Aware Overlay B	8,578,464	(a)	0	(12,426,244)		21,151,741	17,303,961
Tax-Aware Overlay C	1,923,631	(a)	0	(3,530,499)		4,455,845	2,848,977
Tax-Aware Overlay N	1,645,882	(a)	0	(2,670,393)		3,085,538	2,061,027

(a)	Includes tax exempt income as shown below:

PORTFOLIO
Tax-Aware Overlay B	$8,028,396
Tax-Aware Overlay C	1,713,925
Tax-Aware Overlay N	1,466,994

(b)	At September 30, 2011, Overlay B Portfolio deferred $18,930,499 in straddle losses.

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales, swap income (loss) accrual, offering costs and the mark to market of forward foreign currency contracts, futures contracts and passive foreign investment companies (PFICs).

At September 30, 2011, the following Portfolios had post-October capital loss deferrals as shown below. For tax purposes, these losses are deemed to arise on October 1, 2011.

PORTFOLIO	POST-OCTOBER CAPITAL LOSS DEFERRAL
Overlay B	$2,500,566
Tax-Aware Overlay B	12,426,244
Tax-Aware Overlay C	3,530,499
Tax-Aware Overlay N	2,670,393

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit

102	Sanford C. Bernstein Fund, Inc.

risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on each Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Derivatives Risk—All Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid investments at an advantageous price. Illiquid securities may also be difficult to value.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic political and regulatory developments.

2011 Annual Report	103

Notes to Financial Statements (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

ETF Risk—ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETFs expenses and runs the risk that the ETF may not achieve its investment objective.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of September 30, 2011, the Sanford C. Bernstein Fund, Inc., has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

104	Sanford C. Bernstein Fund, Inc.

Share transactions for each Portfolio for the years ended September 30, 2011 and September 30, 2010, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	49,924,048	72,726,177	$574,625,703	$761,126,278
Shares issued on reinvestment of dividends and distributions	1,416,957	0	15,926,600	0
Shares redeemed	(13,955,110)	(2,418,568)	(159,777,436)	(25,250,306)

Net increase	37,385,895	70,307,609	430,774,867	735,875,972
Beginning of period	70,307,609	0	735,875,972	0

End of period	107,693,504	70,307,609	$1,166,650,839	$735,875,972

Class 2 Shares
Shares sold	12,588,185	10,112,043	$144,710,636	$105,038,150
Shares issued on reinvestment of dividends and distributions	218,441	0	2,455,275	0
Shares redeemed	(2,689,007)	(599,172)	(31,123,230)	(6,329,723)

Net increase	10,117,619	9,512,871	116,042,681	98,708,427
Beginning of period	9,512,871	0	98,708,427	0

End of period	19,630,490	9,512,871	$214,751,108	$98,708,427

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	90,101,882	132,147,059	$1,047,544,024	$1,375,004,934
Shares issued on reinvestment of dividends and distributions	1,711,617	0	19,700,713	0
Shares redeemed	(28,534,571)	(5,641,133)	(331,447,535)	(58,212,721)

Net increase	63,278,928	126,505,926	735,797,202	1,316,792,213
Beginning of period	126,505,926	0	1,316,792,213	0

End of period	189,784,854	126,505,926	$2,052,589,415	$1,316,792,213

Class 2 Shares
Shares sold	31,961,069	33,758,523	$372,936,790	$351,364,618
Shares issued on reinvestment of dividends and distributions	472,815	0	5,451,560	0
Shares redeemed	(8,368,015)	(1,458,364)	(96,914,488)	(15,250,055)

Net increase	24,065,869	32,300,159	281,473,862	336,114,563
Beginning of period	32,300,159	0	336,114,563	0

End of period	56,366,028	32,300,159	$617,588,425	$336,114,563

2011 Annual Report	105

Notes to Financial Statements (continued)

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	36,264,848	53,111,598	$391,852,365	$550,102,866
Shares issued on reinvestment of dividends and distributions	1,913,160	0	20,126,420	0
Shares redeemed	(17,065,262)	(1,620,664)	(184,972,209)	(17,018,180)

Net increase	21,112,746	51,490,934	227,006,576	533,084,686
Beginning of period	51,490,934	0	533,084,686	0

End of period	72,603,680	51,490,934	$760,091,262	$533,084,686

Class 2 Shares
Shares sold	9,458,944	8,387,143	$102,480,023	$86,350,427
Shares issued on reinvestment of dividends and distributions	361,667	0	3,804,741	0
Shares redeemed	(4,073,572)	(581,897)	(44,213,022)	(6,003,164)

Net increase	5,747,039	7,805,246	62,071,742	80,347,263
Beginning of period	7,805,246	0	80,347,263	0

End of period	13,552,285	7,805,246	$142,419,005	$80,347,263

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	49,153,581	65,119,654	$526,354,326	$669,660,530
Shares issued on reinvestment of dividends and distributions	2,183,361	0	22,859,787	0
Shares redeemed	(15,507,557)	(2,950,340)	(166,498,734)	(30,647,893)

Net increase	35,829,385	62,169,314	382,715,379	639,012,637
Beginning of period	62,169,314	0	639,012,637	0

End of period	97,998,699	62,169,314	$1,021,728,016	$639,012,637

Class 2 Shares
Shares sold	27,419,678	29,457,103	$294,130,174	$302,895,604
Shares issued on reinvestment of dividends and distributions	1,093,326	0	11,447,128	0
Shares redeemed	(6,645,518)	(1,464,059)	(71,416,028)	(15,151,580)

Net increase	21,867,486	27,993,044	234,161,274	287,744,024
Beginning of period	27,993,044	0	287,744,024	0

End of period	49,860,530	27,993,044	$521,905,298	$287,744,024

106	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	10,717,790	16,917,831	$114,391,298	$174,032,000
Shares issued on reinvestment of dividends and distributions	634,145	0	6,614,113	0
Shares redeemed	(4,282,855)	(821,494)	(45,778,867)	(8,581,139)

Net increase	7,069,080	16,096,337	75,226,544	165,450,861
Beginning of period	16,096,337	0	165,450,861	0

End of period	23,165,417	16,096,337	$240,677,405	$165,450,861

Class 2 Shares
Shares sold	8,840,079	7,238,506	$94,151,426	$74,731,868
Shares issued on reinvestment of dividends and distributions	252,494	0	2,633,510	0
Shares redeemed	(1,067,440)	(820,742)	(11,416,415)	(8,485,889)

Net increase	8,025,133	6,417,764	85,368,521	66,245,979
Beginning of period	6,417,764	0	66,245,979	0

End of period	14,442,897	6,417,764	$151,614,500	$66,245,979

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	14,187,265	18,524,887	$151,327,312	$190,954,508
Shares issued on reinvestment of dividends and distributions	726,939	0	7,567,437	0
Shares redeemed	(4,841,534)	(869,924)	(51,662,288)	(9,003,217)

Net increase	10,072,670	17,654,963	107,232,461	181,951,291
Beginning of period	17,654,963	0	181,951,291	0

End of period	27,727,633	17,654,963	$289,183,752	$181,951,291

Class 2 Shares
Shares sold	3,200,582	3,501,411	$34,058,774	$35,949,988
Shares issued on reinvestment of dividends and distributions	106,985	0	1,114,788	0
Shares redeemed	(1,773,029)	(487,497)	(19,126,781)	(5,007,267)

Net increase	1,534,538	3,013,914	16,046,781	30,942,721
Beginning of period	3,013,914	0	30,942,721	0

End of period	4,548,452	3,013,914	$46,989,502	$30,942,721

(a)	Commencement of operations.

2011 Annual Report	107

Notes to Financial Statements (continued)

NOTE 7.	Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

108	Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio (six of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2011

2011 Annual Report	109

2011 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2011. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of ordinary income dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Overlay A	13.38%	1.37%
Tax-Aware Overlay A	100.00%	2.64%
Overlay B	0.31%	11.65%
Tax-Aware Overlay B	0.00%	20.50%
Tax-Aware Overlay C	0.00%	19.03%
Tax-Aware Overlay N	0.00%	15.73%

For the taxable year ended September 30, 2011, each Portfolio designates the following amounts as capital gain dividends and exempt-interest dividends. Additionally, for individual shareholders each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income.

PORTFOLIO	CAPITAL GAIN DIVIDENDS	EXEMPT-INTEREST DIVIDENDS	QUALIFIED DIVIDEND INCOME
Overlay A	$6,173,826	$0	$12,224,957
Tax-Aware Overlay A	24,955,866	0	29,083,042
Overlay B	8,205,537	0	249,477
Tax-Aware Overlay B	17,418,235	2,722,787	190,945
Tax-Aware Overlay C	4,248,534	516,493	42,172
Tax-Aware Overlay N	3,979,384	357,614	41,471

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

110	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Dianne F. Lob

President

Bart Friedman*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

2011 Annual Report	111

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Dianne F. Lob,† 1345 Avenue of the Americas, New York, NY 10105 57 (2010)	Senior Vice President of the Adviser with which she has been associated since prior to 2006. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None
DISINTERESTED DIRECTORS+
Thomas B. Stiles II,‡^ 71 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

Bart Friedman,‡ 66 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2006.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy; and Allied World Assurance Holdings

112	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
William Kristol,‡ 58 (1994)	Editor, The Weekly Standard since prior to 2006. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry,‡ 60 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Rating Groups. Moody’s Corp., from 1996 to 1999. Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Korn/Ferry International; Bank of America Funds Series Trust; Dean’s Advisory Board of the Wisconsin School of Business; Committee for Economic Development; CNO Financial Group, Inc. since prior to 2006 until 2011; and MBIA Inc. since prior to 2006 until March 2008

Donald K. Peterson,‡ 62 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002- September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; and Committee for Economic Development

2011 Annual Report	113

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
Rosalie J. Wolf,‡ 70 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF and North European Oil Royalty Trust

114	Sanford C. Bernstein Fund, Inc.

* There is no stated term of office for the Directors.

† Ms. Lob is an “interested person” as defined in the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

‡ Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Valuation Committee.

OFFICERS’ INFORMATION
Name, Address*, Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Dianne F. Lob, 57	President	See biography under Directors’ Information.

Philip L. Kirstein, 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2006.

Joseph J. Mantineo, 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2006.

2011 Annual Report	115

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

† ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Overlay Portfolios (the “Portfolios”):2

Tax-Aware Overlay A Portfolio

Overlay A Portfolio

Tax-Aware Overlay B Portfolio

Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Overlay Portfolios, which utilizes the Adviser’s Dynamic Asset Allocation (“DAA”) service, are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g., 20% fixed income and 80% equity). Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio are intended for use in Private Client accounts that have a higher fixed income weighting (e.g., 70% fixed income and 30% equity).3 Combinations of the Overlay Portfolios can be used to tailor the overlay service to suit a variety of Private Client account asset allocations. When applied in a systematic way over time, the overlay strategies are designed to: reduce portfolio volatility, reduce the probability of large losses as a result of negative “tail events”, and maintain returns over time. The side effect of such strategies is reducing the probability of large gains. These potential benefits are intended to be realized at the level of a Private Client’s account, which would include other investments, such as individual securities as well as holdings in one or more of the Portfolios.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1 The Senior Officer’s evaluation, excluding the conclusion, was completed and provided to the Board of Directors on October 4, 2011 and discussed with the Board on October 11, 2011. The Adviser provided additional information in response to questions raised by the directors. The conclusion was completed and provided to the Board on October 19, 2011. The full evaluation was discussed with the Board of Directors on October 19- 20, 2011.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Class 1shares of the Portfolios unless otherwise indicated.

3 Both the Overlay C Portfolio and the Overlay N Portfolio seek to minimize the impact of federal and state taxes for shareholders resident in California and New York, respectively.

116	Sanford C. Bernstein Fund, Inc.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The proposed advisory fee schedules did not contain any changes from the previous year.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[5]
Tax-Aware Overlay A Portfolio Overlay A Portfolio	0.90% (flat fee)
Tax-Aware Overlay B Portfolio Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65% (flat fee)

The Portfolios’ net assets on September 30, 2011 and September 30, 2010 are set forth below:

PORTFOLIO	09/30/11 NET ASSETS ($MM)	09/30/10 NET ASSETS ($MM)	CHANGE ($MM)
Tax-Aware Overlay A Portfolio	$2,646.8	$1,701.7	$945.1
Overlay A Portfolio	1,392.3	866.0	526.3
Tax-Aware Overlay B Portfolio	1,561.1	953.2	607.9
Overlay B Portfolio	925.0	641.8	283.2
Tax-Aware Overlay C Portfolio	395.2	239.1	156.1
Tax-Aware Overlay N Portfolio	338.4	219.3	119.1

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below.6 The agreement allows for the Adviser to be reimbursed through January 31, 2013 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Overlay Portfolios’ expense caps through January 31, 2012. The agreement provides that such payment shall be made only to the extent that the payment does not cause the Overlay Portfolios’ aggregate expenses to exceed, on an annual basis, their expense caps, and

4 Jones v. Harris at 1427.

5 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

6 On January 26, 2011, the Adviser notified the Board that the Adviser had determined to extend the Expense Limitation Undertaking for the Overlay Portfolios through January 31, 2012. The agreement is terminable by the Adviser upon at least 60 days’ written notice.

2011 Annual Report	117

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

that such payment shall not exceed the amount of the offering expenses recorded by the Portfolios for financial reporting purposes on or before February 8, 2011. Set forth below are the Portfolios’ total expense ratios for the semi-annual period ending March 31, 2011:

SEMI-ANNUAL PERIOD ENDING 03/31/11 TOTAL EXPENSE RATIO[7]
PORTFOLIO		EXP. CAP		GROSS
Tax-Aware Overlay A Portfolio	Class 1 Class 2	1.20 1.00	% %	1.14 0.95	% %

Overlay A Portfolio	Class 1 Class 2	1.20 1.00	% %	1.17 0.97	% %

Tax-Aware Overlay B Portfolio	Class 1 Class 2	0.90 0.75	% %	0.87 0.72	% %

Overlay B Portfolio	Class 1 Class 2	0.90 0.75	% %	0.87 0.72	% %

Tax-Aware Overlay C Portfolio	Class 1 Class 2	0.90 0.75	% %	0.90 0.75	% %

Tax-Aware Overlay N Portfolio	Class 1 Class 2	0.90 0.75	% %	0.91 0.76	% %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

7 Annualized.

118	Sanford C. Bernstein Fund, Inc.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.8 However, with respect to the Portfolios, the Adviser represented that there are no institutional products in the Adviser’s Form ADV that have similar investment style as the Portfolios.

The Adviser manages the AllianceBernstein Cap Fund, Inc.—Dynamic All Market Plus Fund (“Dynamic All Market Plus Fund”), a retail mutual fund which has a somewhat similar investment style as Overlay A Portfolio. Set forth below are the advisory fee schedule of Dynamic All Market Plus Fund and what would have been the effective advisory fee of the Overlay A Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2011 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic All Market Plus Fund	90 bp (flat fee)	0.900%	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as Overlay A Portfolio. Also shown are Overlay A Portfolio’s advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolio’s September 30, 2011 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
Overlay A Portfolio	Client #1	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.336%	0.900%

	Client #2	0.40% on first $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.311%	0.900%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to Overlay A Portfolio by the Adviser.

While it appears that certain sub-advisory relationships are paying a lower fee than the Overlay A Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

8 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

2011 Annual Report	119

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.9 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,10 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

As noted previously, the Portfolios were not designed as stand-alone portfolios, in contrast to their Lipper peers, which are stand-alone. Accordingly, the peers selected for each Portfolio from Lipper’s Global Flexible universe were based primarily on asset size and may be of limited value for comparison purposes.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Aware Overlay A Portfolio	0.900	0.860	10/13
Overlay A Portfolio	0.900	0.860	9/15
Tax-Aware Overlay B Portfolio	0.650	0.797	1/13
Overlay B Portfolio	0.650	0.798	1/13
Tax-Aware Overlay C Portfolio	0.650	1.000	1/11
Tax-Aware Overlay N Portfolio	0.650	1.000	1/11

Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

PORTFOLIO	EXPENSE RATIO (%)[13]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Aware Overlay A Portfolio	1.200	1.200	7/13	1.113	54/92
Overlay A Portfolio	1.200	1.200	8/15	1.113	54/92
Tax-Aware Overlay B Portfolio	0.900	1.250	4/13	1.113	20/92
Overlay B Portfolio	0.900	1.250	4/13	1.113	20/92
Tax-Aware Overlay C Portfolio	0.900	1.497	1/11	1.113	20/92
Tax-Aware Overlay N Portfolio	0.900	1.497	1/11	1.113	20/92

Based on this analysis, the Portfolios have lower contractual management fees than their respective EG medians with the exception of Tax-Aware Overlay A Portfolio and Overlay A Portfolio, which have higher contractual management fees.

9 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

11 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

12 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13 The total expense ratios are for the Portfolios’ most recently completed fiscal year Class 1 shares.

120	Sanford C. Bernstein Fund, Inc.

The Portfolios have lower total expense ratios than their respective EG medians, with the exception for Tax-Aware Overlay A Portfolio and Overlay A Portfolio, which have equal total expense ratios.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. The Adviser’s profitability with respect to the Portfolios were positive, except for Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges Tax-Aware Overlay A Portfolio and Overlay A Portfolio a fee of 0.20% of average daily net assets, and Overlay B Portfolio and the Tax-Aware Overlay B, C and N Portfolios a fee of 0.15% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2010:

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Aware Overlay A Portfolio	$860,935
Overlay A Portfolio	492,972
Tax-Aware Overlay B Portfolio	320,657
Overlay B Portfolio	268,056
Tax-Aware Overlay C Portfolio	84,476
Tax-Aware Overlay N Portfolio	89,804

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

Tax-Overlay A Portfolio and Overlay A Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

2011 Annual Report	121

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

At the September 2007 Board of Directors meeting, an independent consultant retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $433 billion as of August 31, 2011, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1 year and since inception gross performance returns of the Portfolios18 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)19 for the periods ended June 30, 2011.20 Also shown are the gross performance rankings of the Portfolios. It should be noted that the Overlay Portfolios are not designed to be used as stand-alone investments, unlike its peers, and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the Lipper performance comparisons for the Overlay Portfolios are shown only for information purposes and do not indicate how successful the Overlay Portfolios are in meeting their investment objectives.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Aware Overlay A Portfolio	1 year	20.56	20.56	21.40	7/13	88/162
	Since Inception	13.96	12.82	13.96	5/12	66/131

Overlay A Portfolio	1 year	17.57	19.95	21.40	9/15	120/162
	Since Inception	13.24	12.43	13.68	5/14	68/131

Tax-Aware Overlay B Portfolio	1 year	11.31	19.95	21.40	11/13	141/162
	Since Inception	8.77	12.31	13.68	8/12	109/131

14 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

15 The Deli study, originally published in 2002 based on 1997 data and updated for the September 2007 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18 The gross performance returns are for the Class 1 shares for the Overlay Portfolios.

19 The Portfolios’ PGs are identical to the Portfolios’ EGs. The Portfolios’ PUs are not identical to the Portfolios’ EUs as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

20 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

122	Sanford C. Bernstein Fund, Inc.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Overlay B Portfolio	1 year	9.82	19.95	21.40	11/13	144/162
	Since Inception	9.10	12.31	13.68	8/12	108/131

Tax-Aware Overlay C Portfolio	1 year	11.20	25.63	21.40	9/11	141/162
	Since Inception	8.85	12.17	13.68	6/10	108/131

Tax-Aware Overlay N Portfolio	1 year	9.77	23.08	25.63	9/11	142/162
	Since Inception	7.79	10.56	12.12	6/10	109/131

Set forth below are the 1 year and since inception performance returns of the Portfolios (in bold)21 versus their benchmarks.22 As previously indicated, the Overlay Portfolios are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the benchmark performance comparisons for the Overlay Portfolios are shown only for information purposes and are not meant to indicate how successful the Overlay Portfolios are in meeting their investment objectives.23

	PERIODS ENDING JUNE 30, 2011 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	SINCE INCEPTION (%)
Tax-Aware Overlay A Portfolio	19.13	14.00
S&P 500 Stock Index	30.69	19.68
Inception Date: February 8, 2010

Overlay A Portfolio	16.17	13.39
S&P 500 Stock Index	30.69	19.68
Inception Date: February 8, 2010

Tax-Aware Overlay B Portfolio	10.32	8.48
Barclays Capital 5 Year GO Municipal Bond Index	4.17	3.98
Inception Date: February 8, 2010

Overlay B Portfolio	8.83	8.72
Barclays Capital Global Aggregate Bond Index	1.48	3.56
Inception Date: February 8, 2010

Tax-Aware Overlay C Portfolio	10.21	8.56
Barclays Capital 5 Year GO Municipal Bond Index	4.17	3.98
Inception Date: February 8, 2010

Tax-Aware Overlay N Portfolio	9.77	8.48
Barclays Capital 5 Year GO Municipal Bond Index	4.17	3.98
Inception Date: February 8, 2010

21 The performance returns shown in the table for the Class 1 shares for the Overlay Portfolios were provided by the Adviser.

22 The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2011.

23 Providing a comparison of each individual Overlay Portfolio’s performance against a broad-based securities market index is consistent with the SEC requirement that each registered investment company specify such a benchmark.

2011 Annual Report	123

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

As indicated previously, the Overlay Portfolios were not designed as stand-alone portfolios, in contrast to the Portfolios’ Lipper peers. The Overlay Portfolios are used in conjunction with globally diversified Private Client portfolios. The table below shows the impact of the Overlay Portfolios, herein referred to as DAA as of June 30, 2011 on a Tax-Aware account and on a Non-Taxable account:24

TAX-AWARE PORTFOLIO	Q2 2011 % RETURN	YTD 6/30/11 % RETURN	INCEPTION- 6/30/2011 % RETURN	INCEPTION- 6/30/2011 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	1.1	3.0	7.4	5.2
Fully Diversified—Traditional Portfolio	1.3	3.0	7.0	5.4
Impact of DAA	-0.2	0.0	0.4	-0.2

Fully Diversified—Benchmark[25]	1.9	3.9	8.5	4.5

60/40 Investor
Fully Diversified—With DAA	-0.3	2.7	10.8	10.2
Fully Diversified—Traditional Portfolio	0.0	3.0	10.4	10.8
Impact of DAA	-0.3	-0.3	0.4	-0.6

Fully Diversified—Benchmark[26]	1.3	4.6	13.1	9.0

80/20 Investor
Fully Diversified—With DAA	-1.2	2.5	13.0	13.6
Fully Diversified—Traditional Portfolio	-0.8	2.9	12.5	14.5
Impact of DAA	-0.4	-0.4	0.5	-0.9

Fully Diversified—Benchmark[27]	0.8	5.1	16.1	12.1

NON-TAXABLE PORTFOLIO	Q2 2011 % RETURN	YTD 6/30/11 % RETURN	INCEPTION- 6/30/2011 % RETURN	INCEPTION- 6/30/2011 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	1.0	2.9	9.8	4.9
Fully Diversified—Traditional Portfolio	1.0	3.1	10.2	5.4
Impact of DAA	0.0	-0.2	-0.4	-0.5

Fully Diversified—Benchmark[28]	1.8	3.6	10.1	4.5

60/40 Investor
Fully Diversified—With DAA	0.1	3.0	12.8	10.0
Fully Diversified—Traditional Portfolio	0.1	3.3	13.2	11.3
Impact of DAA	0.0	-0.3	-0.4	-1.3

Fully Diversified—Benchmark[29]	1.3	4.6	15.0	9.3

80/20 Investor
Fully Diversified—With DAA	-0.5	3.0	14.7	13.6
Fully Diversified—Traditional Portfolio	-0.5	3.4	15.1	15.5
Impact of DAA	0.0	-0.4	-0.4	-1.9

Fully Diversified—Benchmark[30]	1.0	5.2	18.2	12.8

24 Information with respect to DAA’s impact on a Tax-Aware account and a Non-Taxable account was provided by the Adviser.

25 Benchmark is 21% S&P 500 Stock Index, 7.5% MSCI EAFE, 1.5% MSCI Emerging Markets, 70% Barclays 1-10 Year Munis.

26 Benchmark is 42% S&P 500 Stock Index, 15% MSCI EAFE, 3% MSCI Emerging Markets, 40% Barclays 1-10 Year Munis.

27 Benchmark is 56% S&P 500 Stock Index, 20% MSCI EAFE, 4% MSCI Emerging Markets, 20% Barclays 1-10 Year Munis.

28 Benchmark is 20% S&P 500 Stock Index, 7.1% MSCI EAFE, 1.4% MSCI Emerging Markets, 3.0% FTSE/EPRA NAREIT, 68.5% Barclays US Aggregate.

29 Benchmark is 39.1% S&P 500 Stock Index, 13.9% MSCI EAFE, 2.8% MSCI Emerging Markets, 8.4% FTSE/EPRA NAREIT, 35.8% Barclays US Aggregate.

30 Benchmark is 51.8% S&P 500 Stock Index, 18.5% MSCI EAFE, 3.7% MSCI Emerging Markets, 12% FTSE/EPRA NAREIT, 14% Barclays US Aggregate.

124	Sanford C. Bernstein Fund, Inc.

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Overlay Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 14th, 2011

2011 Annual Report	125

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB11–1947–0911

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Thomas B. Stiles and Rosalie J. Wolf qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues.

		Audit Fees	Audit - Related Fees	Tax Fees*
U.S. Govt Short Duration Portfolio	2010	$2,488	$97	$5,108
	2011	$2,318	$90	$2,023
Short Duration Plus Portfolio	2010	$15,846	$307	$6,536
	2011	$19,142	$436	$5,108
Intermediate Duration Portfolio	2010	$81,830	$3,185	$24,975
	2011	$92,256	$3,591	$36,491
Short Duration NY Muni Portfolio	2010	$4,196	$163	5,336
	2011	$2,815	$110	2,177
Short Duration CA Muni Portfolio	2010	$2,261	$88	$4,803
	2011	$2,114	$82	$1,441
Short Duration Diversified Muni Portfolio	2010	$8,846	$344	$6,409
	2011	$7,420	$289	$4,372
New York Muni Portfolio	2010	$36,252	$1,170	$11,587
	2011	$34,272	$1,093	$12,781
California Muni Portfolio	2010	$24,293	$705	$9,254
	2011	$24,529	$714	$8,038
Diversified Muni Portfolio	2010	$91,274	$3,312	$24,944
	2011	$93,399	$3,394	$36,018
Tax-Managed International Portfolio	2010	$74,868	$2,636	$27,992
	2011	$70,833	$2,479	$22,344
International Portfolio	2010	$36,246	$1,133	$16,756
	2011	$33,714	$1,034	$18,379
Emerging Markets Portfolio	2010	$26,600	$1,035	$15,075
	2011	$22,189	$864	$16,856
Overlay A	2010	$41,250	$1,438	$27,075
	2011	$55,000	$1,925	$35,556
Tax-Aware Overlay A	2010	$33,750	$1,175	$27,075
	2011	$45,000	$1,575	$30,791
Overlay B	2010	$41,250	$1,438	$27,075
	2011	$55,000	$1,925	$35,556
Tax-Aware Overlay B	2010	$33,750	$1,175	$27,375
	2011	$45,000	$1,575	$26,963
Tax-Aware Overlay C	2010	$33,750	$1,174	$27,375
	2011	$45,000	$1,575	$26,963
Tax-Aware Overlay N	2010	$33,750	$1,175	$27,375
	2011	$45,000	$1,575	$26,963

* Paid to Ernst & Young LLP.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No.70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
U.S. Govt Short Duration	2010	$8,117,959	$5,205
			$(97)
			$(5,108)
	2011	$8,090,681	$2,113
			$(90)
			$(2,023)
Short Duration Plus Portfolio	2010	$8,165,352	$52,598
			$(46,062)
			$(6,536)
	2011	$8,094,112	$5,544
			$(436)
			$(5,108)
Intermediate Duration Plus	2010	$8,140,914	$28,160
			$(3,185)
			$(24,975)
	2011	$8,128,650	$40,082
			$(3,591)
			$(36,491)
Short Duration NY Portfolio	2010	$8,118,253	$5,499
			(163)
			(5,336)
	2011	$8,090,856	$2,287
			(110)
			(2,177)
Short Duration CA Portfolio	2010	$8,117,645	$4,891
			(88)
			(4,803)
	2011	$8,090,091	$1,523
			(82)
			(1,441)
Short Duration Diversified Muni Portfolio	2010	$8,119,507	$6,753
			(344)
			(6,409)
	2011	$8,093,229	$4,661
			(289)
			(4,372)
New York Muni Portfolio	2010	$8,171,266	$58,512
			(46,925)
			(11,587)
	2011	$8,143,039	$54,471
			(41,690)
			(12,781)
California Muni Portfolio	2010	$8,168,468	$55,714
			(46,460)
			(9,254)
	2011	$8,137,840	$49,272
			(41,234)
			(8,038)
Diversified Muni Portfolio	2010	$8,186,765	$74,011
			(49,067)
			(24,944)
	2011	$8,168,500	$79,932
			(43,914)
			(36,018)
Tax-Managed International Portfolio	2010	$8,189,137	$76,383
			$(48,391)
			$(27,992)
	2011	$8,153,911	$65,343
			$(42,999)
			$(22,344)
International Portfolio	2010	$8,176,398	$63,644
			$(46,888)
			$(16,756)
	2011	$8,148,501	$59,933
			$(41,554)
			$(18,379)
Emerging Markets Portfolio	2010	$8,128,864	$16,110
			$(1,035)
			$(15,075)
	2011	$8,106,289	$17,720
			$(864)
			$(16,856)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Dianne Lob
Dianne Lob President

Date: November 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dianne Lob
Dianne Lob President

Date: November 21, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: November 21, 2011